UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2022 – September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2022

Rydex Funds Semi-Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	30
INVERSE EMERGING MARKETS 2x STRATEGY FUND	39
EMERGING MARKETS BOND STRATEGY FUND	47
NOTES TO FINANCIAL STATEMENTS	55
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	76
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	82
LIQUIDITY RISK MANAGEMENT PROGRAM	85

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for a selection of our alternative strategy funds (the “Fund” or “Funds”) for the six-month period ended September 30, 2022.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2022

country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund. ● For more on these and other risks, please read the prospectus.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the six-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the six-month period ended September 30, 2022, the S&P 500® Index* returned -20.20%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -22.51%. The return of the MSCI Emerging Markets Index* was -21.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -9.22% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -10.41%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.57% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

S&P Emerging 50 ADR Index (formerly, the BNY Mellon Emerging Markets 50 ADR Index) is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA BBB & Lower Sovereign External Sovereign Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and the Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.75%	(13.08%)	$ 1,000.00	$ 869.20	$ 8.20
C-Class	2.59%	(13.51%)	1,000.00	864.90	12.11
P-Class	1.75%	(13.09%)	1,000.00	869.10	8.20
Institutional Class	1.49%	(12.98%)	1,000.00	870.20	6.99
Emerging Markets 2x Strategy Fund
A-Class	1.79%	(39.18%)	1,000.00	608.20	7.22
C-Class	2.54%	(39.42%)	1,000.00	605.80	10.22
H-Class	1.79%	(39.20%)	1,000.00	608.00	7.22
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.81%	35.60%	1,000.00	1,356.00	10.69
C-Class	2.57%	34.55%	1,000.00	1,345.50	15.11
H-Class	1.81%	35.86%	1,000.00	1,358.60	10.70
Emerging Markets Bond Strategy Fund
A-Class	1.61%	(16.29%)	1,000.00	837.10	7.41
C-Class	2.33%	(16.60%)	1,000.00	834.00	10.71
H-Class	1.61%	(16.20%)	1,000.00	838.00	7.42

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.75%	5.00%	$ 1,000.00	$ 1,016.29	$ 8.85
C-Class	2.59%	5.00%	1,000.00	1,012.08	13.06
P-Class	1.75%	5.00%	1,000.00	1,016.29	8.85
Institutional Class	1.49%	5.00%	1,000.00	1,017.60	7.54
Emerging Markets 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
C-Class	2.54%	5.00%	1,000.00	1,012.33	12.81
H-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
C-Class	2.57%	5.00%	1,000.00	1,012.18	12.96
H-Class	1.81%	5.00%	1,000.00	1,015.99	9.15
Emerging Markets Bond Strategy Fund
A-Class	1.61%	5.00%	1,000.00	1,017.00	8.14
C-Class	2.33%	5.00%	1,000.00	1,013.39	11.76
H-Class	1.61%	5.00%	1,000.00	1,017.00	8.14

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.0%
Alphabet, Inc. — Class C	0.9%
Bristol-Myers Squibb Co.	0.9%
Home Depot, Inc.	0.9%
Exxon Mobil Corp.	0.8%
CVS Health Corp.	0.8%
Associated Banc-Corp.	0.8%
S&T Bancorp, Inc.	0.8%
Amgen, Inc.	0.8%
McDonald’s Corp.	0.8%
Top Ten Total	8.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(13.08%)	(11.07%)	0.03%	3.00%
A-Class Shares with sales charge‡	(17.20%)	(15.27%)	(0.95%)	2.50%
C-Class Shares	(13.51%)	(11.76%)	(0.73%)	2.22%
C-Class Shares with CDSC§	(14.37%)	(12.64%)	(0.73%)	2.22%
P-Class Shares	(13.09%)	(11.03%)	0.03%	3.00%
Institutional Class Shares	(12.98%)	(10.84%)	0.28%	3.25%
S&P 500 Index**	(20.20%)	(15.47%)	9.24%	11.70%
Morningstar Long/Short Equity Category Average**	(10.28%)	(8.34%)	1.71%	3.25%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500 Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 90.6%

Consumer, Non-cyclical - 25.1%
Johnson & Johnson[1]	851	$139,019
Bristol-Myers Squibb Co.[1]	1,735	123,341
CVS Health Corp.	1,185	113,013
Amgen, Inc.[1]	488	109,995
AbbVie, Inc.[1]	813	109,113
Conagra Brands, Inc.[1]	3,249	106,015
John B Sanfilippo & Son, Inc.	1,394	105,568
Mondelez International, Inc. — Class A1	1,918	105,164
Colgate-Palmolive Co.[1]	1,468	103,127
Avery Dennison Corp.[1]	602	97,945
Procter & Gamble Co.[1]	755	95,319
Archer-Daniels-Midland Co.[1]	1,151	92,598
Ironwood Pharmaceuticals, Inc. — Class A*	8,544	88,516
Philip Morris International, Inc.[1]	1,039	86,247
Perdoceo Education Corp.*	8,236	84,831
Tyson Foods, Inc. — Class A1	1,267	83,533
Eli Lilly & Co.	251	81,161
Post Holdings, Inc.*	976	79,944
Altria Group, Inc.[1]	1,947	78,620
Pilgrim’s Pride Corp.*,1	3,366	77,485
Becton Dickinson and Co.	335	74,648
Henry Schein, Inc.*	1,113	73,202
Hershey Co.	319	70,330
Varex Imaging Corp.*	3,262	68,959
United Therapeutics Corp.*,1	315	65,955
Integra LifeSciences Holdings Corp.*,1	1,534	64,980
Hologic, Inc.*	956	61,681
Merck & Company, Inc.[1]	714	61,490
Prestige Consumer Healthcare, Inc.*	1,164	58,002
Ingredion, Inc.	703	56,605
Regeneron Pharmaceuticals, Inc.*,1	82	56,487
Keurig Dr Pepper, Inc.[1]	1,440	51,581
Vertex Pharmaceuticals, Inc.*	175	50,670
Reynolds Consumer Products, Inc.	1,941	50,486
USANA Health Sciences, Inc.*,1	853	47,811
Medtronic plc	572	46,189
Universal Corp.	924	42,541
SpartanNash Co.	1,378	39,990
Global Payments, Inc.	363	39,222
Abbott Laboratories	397	38,414
Amphastar Pharmaceuticals, Inc.*	1,195	33,579
Pfizer, Inc.	745	32,601
Eagle Pharmaceuticals, Inc.*	1,225	32,365
Vanda Pharmaceuticals, Inc.*,1	3,053	30,164
Innoviva, Inc.*,1	2,556	29,675
Globus Medical, Inc. — Class A*,1	497	29,606
Kimberly-Clark Corp.[1]	221	24,871
Alarm.com Holdings, Inc.*	357	23,155
PayPal Holdings, Inc.*	260	22,378
Viatris, Inc.[1]	2,610	22,237
EVERTEC, Inc.[1]	703	22,039
Quest Diagnostics, Inc.[1]	174	21,348
MGP Ingredients, Inc.	201	21,338
Bio-Rad Laboratories, Inc. — Class A*	46	19,189
Sotera Health Co.*	2,355	16,061
Total Consumer, Non-cyclical		3,460,403

Industrial - 13.6%
Arrow Electronics, Inc.*	1,105	101,870
Standex International Corp.[1]	1,171	95,612
OSI Systems, Inc.*	1,302	93,822
AptarGroup, Inc.[1]	936	88,948
Snap-on, Inc.[1]	439	88,393
Eagle Materials, Inc.[1]	822	88,102
Sonoco Products Co.	1,506	85,435
Keysight Technologies, Inc.*	497	78,208
Barnes Group, Inc.	2,689	77,658
Vishay Intertechnology, Inc.[1]	4,340	77,209
Westrock Co.	2,469	76,268
Graco, Inc.[1]	1,264	75,777
Parker-Hannifin Corp.	309	74,874
Donaldson Company, Inc.	1,458	71,456
EMCOR Group, Inc.[1]	585	67,556
Albany International Corp. — Class A1	789	62,197
Sturm Ruger & Company, Inc.[1]	1,205	61,202
Energizer Holdings, Inc.[1]	2,212	55,610
Timken Co.[1]	898	53,018
Lennox International, Inc.[1]	220	48,987
Agilent Technologies, Inc.	365	44,366
Packaging Corporation of America[1]	314	35,259
Fortive Corp.[1]	595	34,688
Huntington Ingalls Industries, Inc.	152	33,668
EnPro Industries, Inc.	350	29,743
Dorian LPG Ltd.	2,116	28,714
Sanmina Corp.*	594	27,372
Mueller Industries, Inc.[1]	424	25,202
TTM Technologies, Inc.*	1,847	24,343
Louisiana-Pacific Corp.[1]	466	23,855
TopBuild Corp.*	141	23,234
Insteel Industries, Inc.	837	22,205
Total Industrial		1,874,851

Financial - 12.8%
Associated Banc-Corp.	5,601	112,468
S&T Bancorp, Inc.	3,759	110,176
Bank of Hawaii Corp.	1,440	109,613
Preferred Bank/Los Angeles CA	1,663	108,477
Renasant Corp.	3,421	107,009
BankUnited, Inc.	3,109	106,234
Eagle Bancorp, Inc.	2,356	105,596
STORE Capital Corp. REIT	3,001	94,021
Global Net Lease, Inc. REIT	8,071	85,956
National Bank Holdings Corp. — Class A	2,179	80,601
Everest Re Group Ltd.	282	74,008
Loews Corp.	1,465	73,015
SEI Investments Co.[1]	1,361	66,757
Apartment Income REIT Corp.[1]	1,671	64,534
Office Properties Income Trust REIT	3,912	54,964
Central Pacific Financial Corp.	2,136	44,194
Stewart Information Services Corp.[1]	959	41,851

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Value
Enstar Group Ltd.*	234	$39,684
NMI Holdings, Inc. — Class A*	1,946	39,640
Trustmark Corp.[1]	1,147	35,133
Marcus & Millichap, Inc.	1,067	34,976
First BanCorp[1]	2,351	32,162
Hilltop Holdings, Inc.	1,269	31,535
PotlatchDeltic Corp. REIT	761	31,232
Pathward Financial, Inc.	896	29,532
PennyMac Financial Services, Inc.[1]	669	28,700
Visa, Inc. — Class A1	130	23,095
Total Financial		1,765,163

Technology - 8.5%
SS&C Technologies Holdings, Inc.[1]	2,005	95,739
Texas Instruments, Inc.[1]	595	92,094
Diodes, Inc.*	1,313	85,227
Apple, Inc.	561	77,530
Genpact Ltd.	1,672	73,183
Cirrus Logic, Inc.*,1	1,006	69,213
Rambus, Inc.*,1	2,315	58,847
Microsoft Corp.	251	58,458
Fiserv, Inc.*,1	564	52,774
Accenture plc — Class A	189	48,630
Analog Devices, Inc.	332	46,261
IPG Photonics Corp.*	524	44,199
NetApp, Inc.	690	42,677
Microchip Technology, Inc.[1]	573	34,970
NetScout Systems, Inc.*,1	1,054	33,011
Hewlett Packard Enterprise Co.	2,532	30,333
NXP Semiconductor N.V.	202	29,797
CSG Systems International, Inc.	530	28,026
ACI Worldwide, Inc.*,1	1,330	27,797
Amkor Technology, Inc.	1,600	27,280
Synaptics, Inc.*	244	24,159
Fidelity National Information Services, Inc.	314	23,729
Lumentum Holdings, Inc.*	344	23,588
Lam Research Corp.	60	21,960
Intuit, Inc.	51	19,753
Total Technology		1,169,235

Energy - 7.2%
Exxon Mobil Corp.[1]	1,297	113,241
Chevron Corp.[1]	750	107,753
Phillips 66[1]	1,144	92,344
Kinder Morgan, Inc.[1]	5,538	92,152
Marathon Petroleum Corp.	865	85,920
Antero Midstream Corp.[1]	9,066	83,226
DT Midstream, Inc.[1]	1,363	70,726
HF Sinclair Corp.[1]	1,299	69,938
Valero Energy Corp.	561	59,943
Targa Resources Corp.	829	50,022
Williams Companies, Inc.[1]	1,539	44,062
ONEOK, Inc.	742	38,020
Equitrans Midstream Corp.[1]	4,328	32,373
SunCoke Energy, Inc.[1]	4,329	25,152
Par Pacific Holdings, Inc.*	1,225	20,102
Total Energy		984,974

Utilities - 6.7%
Avista Corp.	2,180	80,769
Chesapeake Utilities Corp.	698	80,542
Duke Energy Corp.	863	80,276
Portland General Electric Co.[1]	1,839	79,923
PPL Corp.[1]	3,059	77,546
WEC Energy Group, Inc.[1]	861	76,999
NiSource, Inc.	2,973	74,890
MGE Energy, Inc.[1]	1,135	74,490
UGI Corp.[1]	2,290	74,036
Otter Tail Corp.[1]	896	55,122
NorthWestern Corp.	1,117	55,046
IDACORP, Inc.	524	51,881
National Fuel Gas Co.	483	29,729
California Water Service Group[1]	558	29,401
Total Utilities		920,650

Communications - 6.3%
Alphabet, Inc. — Class C*,1	1,314	126,341
Verizon Communications, Inc.[1]	2,585	98,152
Meta Platforms, Inc. — Class A*	723	98,097
VeriSign, Inc.*	538	93,450
T-Mobile US, Inc.*,1	654	87,747
Amazon.com, Inc.*,1	651	73,563
InterDigital, Inc.[1]	1,703	68,835
Viavi Solutions, Inc.*,1	4,539	59,234
Cisco Systems, Inc.	1,245	49,800
Gogo, Inc.*,1	3,579	43,378
F5, Inc.*	215	31,117
NETGEAR, Inc.*	1,238	24,810
Shutterstock, Inc.[1]	404	20,269
Total Communications		874,793

Consumer, Cyclical - 5.7%
Home Depot, Inc.	444	122,517
McDonald’s Corp.[1]	476	109,832
Brunswick Corp.[1]	1,108	72,519
Starbucks Corp.	714	60,162
Methode Electronics, Inc.	1,610	59,811
Haverty Furniture Companies, Inc.	2,091	52,066
Boyd Gaming Corp.[1]	1,035	49,318
Allison Transmission Holdings, Inc.	1,142	38,554
G-III Apparel Group Ltd.*	2,308	34,505
Papa John’s International, Inc.	418	29,264
GMS, Inc.*	689	27,567
Tesla, Inc.*,1	92	24,403
Tapestry, Inc.	805	22,886
Deckers Outdoor Corp.*	66	20,632
Tempur Sealy International, Inc.[1]	821	19,819
Thor Industries, Inc.[1]	283	19,804
Target Corp.	132	19,588
Total Consumer, Cyclical		783,247

Basic Materials - 4.7%
Balchem Corp.[1]	695	84,498
Minerals Technologies, Inc.	1,695	83,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Value
Air Products and Chemicals, Inc.	340	$79,128
Eastman Chemical Co.[1]	1,071	76,094
Steel Dynamics, Inc.[1]	831	58,959
FMC Corp.	481	50,842
NewMarket Corp.	161	48,434
LyondellBasell Industries N.V. — Class A	610	45,921
Nucor Corp.[1]	380	40,656
Ingevity Corp.*,1	524	31,770
Huntsman Corp.[1]	1,140	27,976
Westlake Corp.	240	20,851
Total Basic Materials		648,879

Total Common Stocks
(Cost $13,734,621)		12,482,195
MONEY MARKET FUND†† - 2.4%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class, 0.00%[2]	325,045	325,045
Total Money Market Fund
(Cost $325,045)		325,045

Total Investments - 93.0%
(Cost $14,059,666)		$12,807,240
Other Assets & Liabilities, net - 7.0%		959,633
Total Net Assets - 100.0%		$13,766,873

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	03/27/24	$5,873,738	$(613,668)
Goldman Sachs International	GS Equity Custom Basket	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	5,944,699	(622,585)
						$11,818,437	$(1,236,253)
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	2.78% (Federal Funds Rate - 0.30%)	At Maturity	03/27/24	$6,670,430	$1,258,420
Goldman Sachs International	GS Equity Custom Basket	Receive	2.88% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	6,601,030	1,246,596
						$13,271,460	$2,505,016

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Vertex Pharmaceuticals, Inc.	83	0.41%	$8,227
Bristol-Myers Squibb Co.	826	1.00%	7,864
AbbVie, Inc.	387	0.88%	6,097
Regeneron Pharmaceuticals, Inc.	39	0.46%	5,735
Amphastar Pharmaceuticals, Inc.	569	0.27%	4,880
Merck & Company, Inc.	340	0.50%	4,048
Eli Lilly & Co.	119	0.66%	1,506
Prestige Consumer Healthcare, Inc.	554	0.47%	1,338
Keurig Dr Pepper, Inc.	686	0.42%	(218)
Globus Medical, Inc. — Class A	237	0.24%	(304)
MGP Ingredients, Inc.	95	0.17%	(327)
Alarm.com Holdings, Inc.	170	0.19%	(738)
PayPal Holdings, Inc.	124	0.18%	(951)
Varex Imaging Corp.	1,554	0.56%	(991)
Hershey Co.	152	0.57%	(1,025)
Quest Diagnostics, Inc.	83	0.17%	(1,100)
Archer-Daniels-Midland Co.	548	0.75%	(1,105)
Innoviva, Inc.	1,218	0.24%	(1,346)
Abbott Laboratories	189	0.31%	(1,392)
Hologic, Inc.	455	0.50%	(1,410)
Universal Corp.	440	0.34%	(1,448)
Medtronic plc	272	0.37%	(1,495)
Ironwood Pharmaceuticals, Inc. — Class A	4,072	0.72%	(1,512)
Perdoceo Education Corp.	3,924	0.69%	(1,739)
Reynolds Consumer Products, Inc.	925	0.41%	(1,892)
Viatris, Inc.	1,243	0.18%	(2,195)
Pfizer, Inc.	355	0.26%	(2,283)
Kimberly-Clark Corp.	105	0.20%	(2,372)
Altria Group, Inc.	928	0.64%	(2,425)
SpartanNash Co.	657	0.32%	(2,600)
CVS Health Corp.	565	0.92%	(2,935)
Bio-Rad Laboratories, Inc. — Class A	22	0.16%	(3,033)
United Therapeutics Corp.	150	0.53%	(3,066)
Ingredion, Inc.	335	0.46%	(3,118)
Henry Schein, Inc.	530	0.59%	(3,501)
Post Holdings, Inc.	465	0.65%	(3,559)
Global Payments, Inc.	173	0.32%	(3,624)
Conagra Brands, Inc.	1,548	0.86%	(3,662)
EVERTEC, Inc.	335	0.18%	(4,370)
Johnson & Johnson	405	1.13%	(4,556)
Amgen, Inc.	232	0.89%	(4,698)
Avery Dennison Corp.	287	0.79%	(4,934)
John B Sanfilippo & Son, Inc.	664	0.86%	(5,058)
Becton Dickinson and Co.	159	0.60%	(5,541)
Mondelez International, Inc. — Class A	914	0.85%	(7,504)
Colgate-Palmolive Co.	699	0.84%	(7,655)
Philip Morris International, Inc.	495	0.70%	(8,188)
Vanda Pharmaceuticals, Inc.	1,455	0.24%	(8,508)
Eagle Pharmaceuticals, Inc.	584	0.26%	(9,286)
Integra LifeSciences Holdings Corp.	731	0.53%	(9,576)
Procter & Gamble Co.	359	0.77%	(9,944)
Pilgrim’s Pride Corp.	1,604	0.63%	(10,090)
Sotera Health Co.	1,122	0.13%	(10,398)
USANA Health Sciences, Inc.	406	0.39%	(13,269)
Tyson Foods, Inc. — Class A	604	0.68%	(13,913)
Total Consumer, Non-cyclical			(155,159)

Technology
Apple, Inc.	267	0.63%	23,109
Microsoft Corp.	119	0.47%	13,819
Rambus, Inc.	1,103	0.48%	5,276
NetApp, Inc.	328	0.35%	2,855
CSG Systems International, Inc.	252	0.23%	1,982
NetScout Systems, Inc.	502	0.27%	120
Genpact Ltd.	796	0.59%	(816)
Intuit, Inc.	24	0.16%	(1,109)
IPG Photonics Corp.	250	0.36%	(1,216)
Amkor Technology, Inc.	762	0.22%	(1,332)
Hewlett Packard Enterprise Co.	1,206	0.25%	(1,519)
Synaptics, Inc.	116	0.20%	(1,581)
Analog Devices, Inc.	158	0.37%	(1,650)
Lumentum Holdings, Inc.	164	0.19%	(1,735)
Fidelity National Information Services, Inc.	149	0.19%	(2,200)
Accenture plc — Class A	90	0.39%	(2,238)
Diodes, Inc.	626	0.69%	(2,251)
NXP Semiconductor N.V.	96	0.24%	(2,914)
Microchip Technology, Inc.	273	0.28%	(3,362)
Fiserv, Inc.	268	0.43%	(3,495)
Lam Research Corp.	28	0.17%	(3,573)
ACI Worldwide, Inc.	634	0.23%	(3,962)
Cirrus Logic, Inc.	479	0.56%	(6,241)
Texas Instruments, Inc.	283	0.75%	(8,049)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
SS&C Technologies Holdings, Inc.	955	0.78%	$(11,700)
Total Technology			(13,782)

Industrial
Mueller Industries, Inc.	202	0.20%	3,414
Keysight Technologies, Inc.	236	0.63%	2,338
Dorian LPG Ltd.	1,008	0.23%	855
EMCOR Group, Inc.	279	0.55%	(105)
Sanmina Corp.	283	0.22%	(410)
Huntington Ingalls Industries, Inc.	72	0.27%	(765)
Vishay Intertechnology, Inc.	2,068	0.63%	(766)
TopBuild Corp.	67	0.19%	(1,040)
TTM Technologies, Inc.	880	0.20%	(1,637)
Agilent Technologies, Inc.	174	0.36%	(1,641)
Louisiana-Pacific Corp.	222	0.19%	(1,902)
Fortive Corp.	283	0.28%	(1,943)
Timken Co.	428	0.43%	(2,158)
Donaldson Company, Inc.	694	0.58%	(2,202)
Lennox International, Inc.	105	0.40%	(2,236)
EnPro Industries, Inc.	167	0.24%	(2,239)
Snap-on, Inc.	209	0.72%	(2,677)
Packaging Corporation of America	149	0.28%	(3,882)
Parker-Hannifin Corp.	147	0.61%	(4,282)
Insteel Industries, Inc.	399	0.18%	(4,290)
Graco, Inc.	602	0.61%	(4,298)
Arrow Electronics, Inc.	526	0.83%	(4,667)
OSI Systems, Inc.	620	0.76%	(4,716)
Albany International Corp. — Class A	376	0.50%	(4,780)
Energizer Holdings, Inc.	1,054	0.45%	(4,878)
Standex International Corp.	558	0.78%	(5,069)
AptarGroup, Inc.	446	0.72%	(5,132)
Sonoco Products Co.	718	0.69%	(5,427)
Barnes Group, Inc.	1,281	0.63%	(6,297)
Eagle Materials, Inc.	392	0.72%	(6,856)
Sturm Ruger & Company, Inc.	574	0.50%	(10,691)
Westrock Co.	1,177	0.62%	(11,034)
Total Industrial			(101,413)

Basic Materials
Ingevity Corp.	249	0.26%	(583)
FMC Corp.	229	0.41%	(632)
NewMarket Corp.	76	0.39%	(737)
Westlake Corp.	114	0.17%	(1,161)
Nucor Corp.	181	0.33%	(1,426)
Steel Dynamics, Inc.	396	0.48%	(2,422)
Air Products and Chemicals, Inc.	162	0.64%	(3,082)
Balchem Corp.	331	0.69%	(3,837)
Huntsman Corp.	543	0.23%	(4,873)
LyondellBasell Industries N.V. — Class A	290	0.37%	(5,461)
Eastman Chemical Co.	510	0.62%	(11,556)
Minerals Technologies, Inc.	808	0.68%	(13,111)
Total Basic Materials			(48,881)

Consumer, Cyclical
Deckers Outdoor Corp.	31	0.16%	1,239
Thor Industries, Inc.	135	0.16%	(946)
Starbucks Corp.	340	0.49%	(1,023)
Allison Transmission Holdings, Inc.	544	0.31%	(1,088)
Target Corp.	63	0.16%	(1,340)
Tempur Sealy International, Inc.	391	0.16%	(1,435)
GMS, Inc.	328	0.22%	(1,655)
Tapestry, Inc.	384	0.19%	(2,111)
Papa John’s International, Inc.	199	0.24%	(2,343)
Haverty Furniture Companies, Inc.	996	0.42%	(3,827)
Boyd Gaming Corp.	493	0.40%	(3,841)
Home Depot, Inc.	212	1.00%	(3,953)
Methode Electronics, Inc.	767	0.49%	(4,148)
G-III Apparel Group Ltd.	1,099	0.28%	(6,324)
Brunswick Corp.	528	0.59%	(6,686)
McDonald’s Corp.	226	0.89%	(6,978)
Total Consumer, Cyclical			(46,459)

Communications
Alphabet, Inc. — Class C	423	0.69%	9,959
Viavi Solutions, Inc.	2,163	0.48%	1,691
T-Mobile US, Inc.	311	0.71%	291
F5, Inc.	102	0.25%	(1,205)
Shutterstock, Inc.	192	0.16%	(1,928)
Cisco Systems, Inc.	593	0.40%	(2,927)
VeriSign, Inc.	256	0.76%	(3,330)
NETGEAR, Inc.	590	0.20%	(3,500)
Amazon.com, Inc.	310	0.60%	(3,966)
Meta Platforms, Inc. — Class A	293	0.68%	(7,209)
Gogo, Inc.	1,705	0.35%	(9,946)
Verizon Communications, Inc.	1,231	0.80%	(15,567)
InterDigital, Inc.	811	0.56%	(19,646)
Total Communications			(57,283)

Energy
HF Sinclair Corp.	619	0.57%	2,413
Marathon Petroleum Corp.	412	0.70%	641
Equitrans Midstream Corp.	2,062	0.26%	99
Par Pacific Holdings, Inc.	583	0.16%	(960)
Valero Energy Corp.	267	0.49%	(1,437)

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
DT Midstream, Inc.	649	0.57%	$(2,697)
Targa Resources Corp.	395	0.41%	(3,074)
ONEOK, Inc.	354	0.31%	(3,138)
Kinder Morgan, Inc.	2,639	0.75%	(3,315)
Antero Midstream Corp.	4,320	0.68%	(3,793)
Williams Companies, Inc.	733	0.36%	(4,017)
Exxon Mobil Corp.	618	0.92%	(4,307)
Phillips 66	545	0.75%	(4,786)
SunCoke Energy, Inc.	2,063	0.20%	(5,716)
Chevron Corp.	357	0.87%	(6,672)
Total Energy			(40,759)

Financial
STORE Capital Corp.	1,430	0.76%	5,731
S&T Bancorp, Inc.	1,791	0.89%	1,930
NMI Holdings, Inc. — Class A	927	0.32%	1,534
Everest Re Group Ltd.	134	0.60%	1,263
Trustmark Corp.	546	0.28%	(63)
Associated Banc-Corp.	2,669	0.91%	(428)
Bank of Hawaii Corp.	686	0.89%	(1,112)
PennyMac Financial Services, Inc.	318	0.23%	(1,455)
First BanCorp	1,120	0.26%	(1,648)
Visa, Inc. — Class A	62	0.19%	(1,864)
Preferred Bank/Los Angeles CA	792	0.88%	(2,121)
Hilltop Holdings, Inc.	605	0.26%	(2,244)
Marcus & Millichap, Inc.	508	0.28%	(2,252)
Renasant Corp.	1,630	0.87%	(3,629)
Apartment Income REIT Corp.	796	0.52%	(3,770)
PotlatchDeltic Corp.	362	0.25%	(4,311)
Loews Corp.	698	0.59%	(4,330)
National Bank Holdings Corp. — Class A	1,038	0.65%	(5,204)
Enstar Group Ltd.	111	0.32%	(5,490)
Central Pacific Financial Corp.	1,018	0.36%	(6,274)
Stewart Information Services Corp.	457	0.34%	(6,755)
Pathward Financial, Inc.	427	0.24%	(7,089)
BankUnited, Inc.	1,481	0.86%	(7,191)
Eagle Bancorp, Inc.	1,122	0.86%	(7,764)
Office Properties Income Trust	1,864	0.45%	(12,450)
Global Net Lease, Inc.	3,846	0.70%	(14,231)
Total Financial			(91,217)

Utilities
National Fuel Gas Co.	230	0.24%	2,094
IDACORP, Inc.	249	0.42%	1,609
Otter Tail Corp.	427	0.45%	(548)
Chesapeake Utilities Corp.	333	0.65%	(1,646)
California Water Service Group	266	0.24%	(2,392)
Avista Corp.	1,038	0.65%	(3,866)
PPL Corp.	1,458	0.63%	(5,702)
MGE Energy, Inc.	541	0.60%	(5,703)
NorthWestern Corp.	532	0.45%	(6,021)
WEC Energy Group, Inc.	410	0.62%	(6,166)
Portland General Electric Co.	876	0.65%	(6,325)
Duke Energy Corp.	411	0.65%	(6,869)
NiSource, Inc.	1,417	0.60%	(7,282)
UGI Corp.	1,091	0.60%	(9,898)
Total Utilities			(58,715)
Total MS Equity Long Custom Basket			(613,668)

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
TransUnion	1,441	(1.29)%	48,807
ASGN, Inc.	890	(1.21)%	25,855
Equifax, Inc.	292	(0.75)%	22,967
Verisk Analytics, Inc. — Class A	486	(1.24)%	14,884
Dun & Bradstreet Holdings, Inc.	2,031	(0.38)%	13,531
ABM Industries, Inc.	1,864	(1.07)%	13,140
McCormick & Company, Inc.	763	(0.82)%	12,916
Patterson Companies, Inc.	1,636	(0.59)%	10,839
Cintas Corp.	218	(1.27)%	8,394
CoStar Group, Inc.	370	(0.39)%	7,025
FTI Consulting, Inc.	269	(0.67)%	5,030
Elevance Health, Inc.	91	(0.62)%	2,660
Quanta Services, Inc.	359	(0.69)%	1,295
Driven Brands Holdings, Inc.	1,963	(0.82)%	1,023
Robert Half International, Inc.	591	(0.68)%	505
Viad Corp.	929	(0.44)%	(1,184)
Total Consumer, Non-cyclical			187,687

Financial
Howard Hughes Corp.	1,079	(0.90)%	37,056
Signature Bank	347	(0.79)%	33,530
Equinix, Inc.	114	(0.97)%	27,969
Western Alliance Bancorporation	798	(0.79)%	26,934
Welltower, Inc.	1,158	(1.12)%	25,774
Crown Castle, Inc.	520	(1.13)%	23,912
Americold Realty Trust, Inc.	1,838	(0.68)%	23,372
Outfront Media, Inc.	2,415	(0.55)%	22,897
Sun Communities, Inc.	481	(0.98)%	22,378
Invitation Homes, Inc.	2,820	(1.43)%	21,443
Rexford Industrial Realty, Inc.	1,549	(1.21)%	20,567

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
State Street Corp.	673	(0.61)%	$19,586
Kite Realty Group Trust	4,328	(1.12)%	19,088
Realty Income Corp.	1,520	(1.33)%	18,775
Northern Trust Corp.	642	(0.82)%	15,580
Bank of America Corp.	2,030	(0.92)%	15,385
Digital Realty Trust, Inc.	451	(0.67)%	14,194
SBA Communications Corp.	169	(0.72)%	13,629
Goldman Sachs Group, Inc.	614	(2.70)%	13,343
Ares Management Corp. — Class A	780	(0.72)%	12,844
KKR & Company, Inc. — Class A	984	(0.63)%	12,816
Apollo Global Management, Inc.	1,052	(0.73)%	11,587
Ryman Hospitality Properties, Inc.	710	(0.78)%	11,504
First Republic Bank	352	(0.69)%	11,395
BlackRock, Inc. — Class A	91	(0.75)%	11,122
Kennedy-Wilson Holdings, Inc.	1,469	(0.34)%	10,842
Invesco Ltd.	3,570	(0.73)%	10,060
Iron Mountain, Inc.	1,348	(0.89)%	9,317
Xenia Hotels & Resorts, Inc.	2,448	(0.51)%	8,922
Marsh & McLennan Companies, Inc.	566	(1.27)%	8,782
Equitable Holdings, Inc.	2,681	(1.06)%	8,430
American Tower Corp. — Class A	218	(0.70)%	8,268
SLM Corp.	2,628	(0.55)%	8,011
Rayonier, Inc.	704	(0.32)%	7,415
Ventas, Inc.	842	(0.51)%	7,153
EastGroup Properties, Inc.	315	(0.68)%	6,929
Popular, Inc.	836	(0.90)%	6,689
Camden Property Trust	384	(0.69)%	6,615
CBRE Group, Inc. — Class A	589	(0.60)%	6,562
NexPoint Residential Trust, Inc.	429	(0.30)%	6,247
Extra Space Storage, Inc.	193	(0.50)%	6,139
Intercontinental Exchange, Inc.	525	(0.71)%	5,958
Alexandria Real Estate Equities, Inc.	409	(0.86)%	5,768
UDR, Inc.	1,180	(0.74)%	5,668
Wells Fargo & Co.	1,295	(0.78)%	5,304
Public Storage	121	(0.53)%	5,237
Progressive Corp.	451	(0.79)%	4,454
Life Storage, Inc.	199	(0.33)%	3,968
Mid-America Apartment Communities, Inc.	265	(0.62)%	3,786
KeyCorp	2,128	(0.51)%	3,426
Comerica, Inc.	868	(0.93)%	3,168
Assurant, Inc.	213	(0.46)%	2,986
JPMorgan Chase & Co.	317	(0.50)%	2,871
American Homes 4 Rent — Class A	716	(0.35)%	2,570
Chubb Ltd.	140	(0.38)%	1,569
American Financial Group, Inc.	195	(0.36)%	1,189
Allstate Corp.	465	(0.87)%	(22)
Charles Schwab Corp.	610	(0.66)%	(174)
Cullen/Frost Bankers, Inc.	351	(0.70)%	(306)
Fulton Financial Corp.	4,313	(1.02)%	(1,427)
Arthur J Gallagher & Co.	284	(0.73)%	(2,442)
LPL Financial Holdings, Inc.	205	(0.67)%	(7,663)
Total Financial			658,949

Consumer, Cyclical
MillerKnoll, Inc.	2,259	(0.53)%	48,893
American Airlines Group, Inc.	3,644	(0.66)%	19,173
Healthcare Services Group, Inc.	2,809	(0.51)%	13,711
CarMax, Inc.	342	(0.34)%	12,219
Copart, Inc.	908	(1.45)%	11,018
Southwest Airlines Co.	1,106	(0.51)%	9,057
Hilton Worldwide Holdings, Inc.	405	(0.73)%	8,476
Hanesbrands, Inc.	4,486	(0.47)%	7,965
Dana, Inc.	2,543	(0.44)%	7,843
Delta Air Lines, Inc.	1,546	(0.65)%	6,744
Lear Corp.	299	(0.54)%	5,413
Planet Fitness, Inc. — Class A	334	(0.29)%	5,093
Fastenal Co.	752	(0.52)%	3,599
United Airlines Holdings, Inc.	579	(0.28)%	3,417
Chipotle Mexican Grill, Inc. — Class A	21	(0.47)%	3,249
Genuine Parts Co.	669	(1.50)%	2,073
Floor & Decor Holdings, Inc. — Class A	436	(0.46)%	1,943
WESCO International, Inc.	338	(0.60)%	(342)
Las Vegas Sands Corp.	925	(0.52)%	(1,341)
Royal Caribbean Cruises Ltd.	607	(0.34)%	(1,385)
Total Consumer, Cyclical			166,818

Energy
Baker Hughes Co.	2,431	(0.76)%	17,897
Helmerich & Payne, Inc.	1,117	(0.62)%	12,905
Halliburton Co.	1,436	(0.53)%	7,908
ChampionX Corp.	1,596	(0.47)%	2,914
Hess Corp.	552	(0.90)%	2,812
Equities Corp.	560	(0.34)%	2,666

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Continental Resources, Inc.	468	(0.47)%	$602
Valaris Ltd.	632	(0.46)%	513
Schlumberger N.V.	1,749	(0.94)%	156
Marathon Oil Corp.	2,826	(0.96)%	(1,599)
EOG Resources, Inc.	696	(1.17)%	(5,432)
Total Energy			41,342

Industrial
Stanley Black & Decker, Inc.	576	(0.65)%	30,865
Jacobs Solutions, Inc.	709	(1.15)%	18,280
Stericycle, Inc.	534	(0.34)%	17,127
Boeing Co.	350	(0.64)%	14,255
CSX Corp.	1,847	(0.74)%	10,549
Old Dominion Freight Line, Inc.	214	(0.80)%	9,912
Trimble, Inc.	1,173	(0.95)%	8,922
MSA Safety, Inc.	482	(0.79)%	7,540
Waste Management, Inc.	521	(1.25)%	6,862
Union Pacific Corp.	195	(0.57)%	6,573
Eaton Corporation plc	750	(1.50)%	5,612
Norfolk Southern Corp.	116	(0.36)%	4,684
CH Robinson Worldwide, Inc.	228	(0.33)%	2,977
Caterpillar, Inc.	166	(0.41)%	2,654
Howmet Aerospace, Inc.	1,599	(0.74)%	2,521
Exponent, Inc.	628	(0.83)%	1,802
TransDigm Group, Inc.	39	(0.31)%	537
Casella Waste Systems, Inc. — Class A	937	(1.07)%	(11,634)
Total Industrial			140,038

Utilities
Dominion Energy, Inc.	1,248	(1.29)%	17,619
Public Service Enterprise Group, Inc.	1,608	(1.36)%	17,187
Total Utilities			34,806

Technology
Roper Technologies, Inc.	173	(0.93)%	11,960
Paychex, Inc.	567	(0.95)%	7,210
Synopsys, Inc.	119	(0.55)%	2,892
Veeva Systems, Inc. — Class A	184	(0.45)%	2,162
Total Technology			24,224

Communications
Paramount Global — Class B	1,581	(0.38)%	6,311
Uber Technologies, Inc.	1,281	(0.51)%	(1,755)
Total Communications			4,556
Total MS Equity Short Custom Basket			1,258,420

GS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Vertex Pharmaceuticals, Inc.	83	0.40%	8,192
Bristol-Myers Squibb Co.	826	0.99%	7,880
AbbVie, Inc.	387	0.87%	6,099
Regeneron Pharmaceuticals, Inc.	39	0.45%	5,746
Amphastar Pharmaceuticals, Inc.	569	0.27%	4,873
Merck & Company, Inc.	340	0.49%	4,049
Eli Lilly & Co.	119	0.65%	1,518
Prestige Consumer Healthcare, Inc.	554	0.46%	1,335
Keurig Dr Pepper, Inc.	686	0.41%	(201)
Globus Medical, Inc. — Class A	237	0.24%	(294)
MGP Ingredients, Inc.	95	0.17%	(347)
Alarm.com Holdings, Inc.	170	0.19%	(727)
Varex Imaging Corp.	1,554	0.55%	(844)
PayPal Holdings, Inc.	124	0.18%	(972)
Hershey Co.	152	0.56%	(990)
Quest Diagnostics, Inc.	83	0.17%	(1,099)
Archer-Daniels-Midland Co.	548	0.74%	(1,160)
Hologic, Inc.	455	0.49%	(1,392)
Innoviva, Inc.	1,218	0.24%	(1,454)
Universal Corp.	440	0.34%	(1,456)
Abbott Laboratories	189	0.31%	(1,482)
Medtronic plc	272	0.37%	(1,483)
Ironwood Pharmaceuticals, Inc. — Class A	4,072	0.71%	(1,607)
Perdoceo Education Corp.	3,924	0.68%	(1,787)
Reynolds Consumer Products, Inc.	925	0.40%	(1,886)
Viatris, Inc.	1,243	0.18%	(2,222)
Pfizer, Inc.	355	0.26%	(2,301)
Kimberly-Clark Corp.	105	0.20%	(2,368)
Altria Group, Inc.	928	0.63%	(2,436)
SpartanNash Co.	657	0.32%	(2,553)
CVS Health Corp.	565	0.91%	(2,943)
Bio-Rad Laboratories, Inc. — Class A	22	0.15%	(3,080)
Ingredion, Inc.	335	0.45%	(3,090)
United Therapeutics Corp.	150	0.53%	(3,102)
Post Holdings, Inc.	465	0.64%	(3,269)
Henry Schein, Inc.	530	0.59%	(3,415)
Conagra Brands, Inc.	1,548	0.85%	(3,617)
Global Payments, Inc.	173	0.31%	(3,622)
EVERTEC, Inc.	335	0.18%	(4,387)
Johnson & Johnson	405	1.11%	(4,567)
Amgen, Inc.	232	0.88%	(4,783)
Avery Dennison Corp.	287	0.79%	(4,879)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
John B Sanfilippo & Son, Inc.	664	0.85%	$(5,048)
Becton Dickinson and Co.	159	0.60%	(5,436)
Mondelez International, Inc. — Class A	914	0.84%	(7,553)
Colgate-Palmolive Co.	699	0.83%	(7,578)
Philip Morris International, Inc.	495	0.69%	(8,222)
Vanda Pharmaceuticals, Inc.	1,455	0.24%	(8,522)
Eagle Pharmaceuticals, Inc.	584	0.26%	(9,436)
Integra LifeSciences Holdings Corp.	731	0.52%	(9,704)
Procter & Gamble Co.	359	0.76%	(9,916)
Pilgrim’s Pride Corp.	1,604	0.62%	(10,001)
Sotera Health Co.	1,122	0.13%	(10,345)
USANA Health Sciences, Inc.	406	0.38%	(13,299)
Tyson Foods, Inc. — Class A	604	0.67%	(13,862)
Total Consumer, Non-cyclical			(155,045)

Technology
Apple, Inc.	267	0.62%	22,701
Microsoft Corp.	119	0.47%	11,995
Rambus, Inc.	1,103	0.47%	5,258
NetApp, Inc.	328	0.34%	2,858
CSG Systems International, Inc.	252	0.22%	1,949
NetScout Systems, Inc.	502	0.26%	96
Genpact Ltd.	796	0.59%	(902)
Intuit, Inc.	24	0.16%	(1,086)
IPG Photonics Corp.	250	0.35%	(1,116)
Amkor Technology, Inc.	762	0.22%	(1,192)
Hewlett Packard Enterprise Co.	1,206	0.24%	(1,501)
Synaptics, Inc.	116	0.19%	(1,518)
Analog Devices, Inc.	158	0.37%	(1,625)
Lumentum Holdings, Inc.	164	0.19%	(1,692)
Fidelity National Information Services, Inc.	149	0.19%	(2,226)
Accenture plc — Class A	90	0.39%	(2,231)
Diodes, Inc.	626	0.68%	(2,266)
NXP Semiconductor N.V.	96	0.24%	(2,852)
Microchip Technology, Inc.	273	0.28%	(3,316)
Fiserv, Inc.	268	0.42%	(3,505)
Lam Research Corp.	28	0.17%	(3,619)
ACI Worldwide, Inc.	634	0.22%	(3,922)
Cirrus Logic, Inc.	479	0.55%	(6,363)
Texas Instruments, Inc.	283	0.74%	(8,032)
SS&C Technologies Holdings, Inc.	955	0.77%	(11,584)
Total Technology			(15,691)

Industrial
Mueller Industries, Inc.	202	0.20%	3,438
Keysight Technologies, Inc.	236	0.62%	2,336
Dorian LPG Ltd.	1,008	0.23%	847
EMCOR Group, Inc.	279	0.54%	(69)
Sanmina Corp.	283	0.22%	(315)
Huntington Ingalls Industries, Inc.	72	0.27%	(738)
Vishay Intertechnology, Inc.	2,068	0.62%	(827)
TopBuild Corp.	67	0.19%	(1,079)
TTM Technologies, Inc.	880	0.20%	(1,586)
Agilent Technologies, Inc.	174	0.36%	(1,661)
Louisiana-Pacific Corp.	222	0.19%	(1,916)
Fortive Corp.	283	0.28%	(1,937)
Donaldson Company, Inc.	694	0.57%	(2,074)
Timken Co.	428	0.43%	(2,132)
Lennox International, Inc.	105	0.39%	(2,182)
EnPro Industries, Inc.	167	0.24%	(2,266)
Snap-on, Inc.	209	0.71%	(2,707)
Packaging Corporation of America	149	0.28%	(3,909)
Insteel Industries, Inc.	399	0.18%	(4,083)
Graco, Inc.	602	0.61%	(4,167)
Parker-Hannifin Corp.	147	0.60%	(4,373)
Arrow Electronics, Inc.	526	0.82%	(4,560)
OSI Systems, Inc.	620	0.75%	(4,782)
Albany International Corp. — Class A	376	0.50%	(4,809)
Energizer Holdings, Inc.	1,054	0.45%	(5,004)
Standex International Corp.	558	0.77%	(5,173)
AptarGroup, Inc.	446	0.71%	(5,175)
Sonoco Products Co.	718	0.69%	(5,357)
Barnes Group, Inc.	1,281	0.62%	(6,361)
Eagle Materials, Inc.	392	0.71%	(6,832)
Westrock Co.	1,177	0.61%	(10,762)
Sturm Ruger & Company, Inc.	574	0.49%	(10,770)
Total Industrial			(100,985)

Basic Materials
FMC Corp.	229	0.41%	(485)
Ingevity Corp.	249	0.25%	(644)
NewMarket Corp.	76	0.38%	(689)
Westlake Corp.	114	0.17%	(1,083)
Nucor Corp.	181	0.33%	(1,388)
Steel Dynamics, Inc.	396	0.47%	(2,376)
Air Products and Chemicals, Inc.	162	0.63%	(2,938)
Balchem Corp.	331	0.68%	(3,812)
Huntsman Corp.	543	0.22%	(4,929)
LyondellBasell Industries N.V. — Class A	290	0.37%	(5,475)

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	510	0.61%	$(11,381)
Minerals Technologies, Inc.	808	0.67%	(13,023)
Total Basic Materials			(48,223)

Consumer, Cyclical
Deckers Outdoor Corp.	31	0.16%	1,247
Thor Industries, Inc.	135	0.16%	(938)
Starbucks Corp.	340	0.48%	(1,001)
Allison Transmission Holdings, Inc.	544	0.31%	(1,108)
Target Corp.	63	0.16%	(1,400)
Tempur Sealy International, Inc.	391	0.16%	(1,417)
GMS, Inc.	328	0.22%	(1,607)
Tapestry, Inc.	384	0.18%	(2,106)
Papa John’s International, Inc.	199	0.23%	(2,272)
Boyd Gaming Corp.	493	0.40%	(3,765)
Haverty Furniture Companies, Inc.	996	0.42%	(3,841)
Home Depot, Inc.	212	0.98%	(3,980)
Methode Electronics, Inc.	767	0.48%	(4,161)
G-III Apparel Group Ltd.	1,099	0.28%	(6,364)
Brunswick Corp.	528	0.58%	(6,540)
McDonald’s Corp.	226	0.88%	(6,946)
Total Consumer, Cyclical			(46,199)

Communications
Alphabet, Inc. — Class C	423	0.68%	11,081
Viavi Solutions, Inc.	2,163	0.47%	1,531
T-Mobile US, Inc.	311	0.70%	245
F5, Inc.	102	0.25%	(1,193)
Shutterstock, Inc.	192	0.16%	(1,939)
Cisco Systems, Inc.	593	0.40%	(2,938)
VeriSign, Inc.	256	0.75%	(3,226)
NETGEAR, Inc.	590	0.20%	(3,566)
Amazon.com, Inc.	310	0.59%	(4,000)
Meta Platforms, Inc. — Class A	293	0.67%	(7,193)
Gogo, Inc.	1,705	0.35%	(10,093)
Verizon Communications, Inc.	1,231	0.79%	(15,613)
InterDigital, Inc.	811	0.55%	(19,706)
Total Communications			(56,610)

Energy
HF Sinclair Corp.	619	0.56%	2,501
Marathon Petroleum Corp.	412	0.69%	684
Equitrans Midstream Corp.	2,062	0.26%	(18)
Par Pacific Holdings, Inc.	583	0.16%	(965)
Valero Energy Corp.	267	0.48%	(1,384)
DT Midstream, Inc.	649	0.57%	(2,698)
Targa Resources Corp.	395	0.40%	(3,110)
ONEOK, Inc.	354	0.31%	(3,110)
Kinder Morgan, Inc.	2,639	0.74%	(3,263)
Antero Midstream Corp.	4,320	0.67%	(3,694)
Williams Companies, Inc.	733	0.35%	(4,060)
Exxon Mobil Corp.	618	0.91%	(4,325)
Phillips 66	545	0.74%	(4,743)
SunCoke Energy, Inc.	2,063	0.20%	(5,712)
Chevron Corp.	357	0.86%	(6,691)
Total Energy			(40,58 8)

Financial
STORE Capital Corp.	1,430	0.75%	5,813
S&T Bancorp, Inc.	1,791	0.88%	1,893
NMI Holdings, Inc. — Class A	927	0.32%	1,581
Everest Re Group Ltd.	134	0.59%	1,246
Trustmark Corp.	546	0.28%	(58)
Associated Banc-Corp.	2,669	0.90%	(338)
Bank of Hawaii Corp.	686	0.88%	(1,126)
PennyMac Financial Services, Inc.	318	0.23%	(1,416)
First BanCorp	1,120	0.26%	(1,624)
Visa, Inc. — Class A	62	0.19%	(1,889)
Preferred Bank/Los Angeles CA	792	0.87%	(2,078)
Hilltop Holdings, Inc.	605	0.25%	(2,248)
Marcus & Millichap, Inc.	508	0.28%	(2,254)
Renasant Corp.	1,630	0.86%	(3,649)
Apartment Income REIT Corp.	796	0.52%	(3,773)
Loews Corp.	698	0.59%	(4,259)
PotlatchDeltic Corp.	362	0.25%	(4,354)
National Bank Holdings Corp. — Class A	1,038	0.65%	(5,016)
Enstar Group Ltd.	111	0.32%	(5,526)
Central Pacific Financial Corp.	1,018	0.35%	(6,297)
Stewart Information Services Corp.	457	0.34%	(6,768)
Pathward Financial, Inc.	427	0.24%	(7,130)
BankUnited, Inc.	1,481	0.85%	(7,197)
Eagle Bancorp, Inc.	1,122	0.85%	(7,787)
SEI Investments Co.	1,447	1.19%	(10,113)
Office Properties Income Trust	1,864	0.44%	(12,445)
Global Net Lease, Inc.	3,846	0.69%	(14,175)
Total Financial			(100,987)

Utilities
National Fuel Gas Co.	230	0.24%	2,082
IDACORP, Inc.	249	0.41%	1,592
Otter Tail Corp.	427	0.44%	(569)
Chesapeake Utilities Corp.	333	0.65%	(1,701)
California Water Service Group	266	0.24%	(2,400)
Avista Corp.	1,038	0.65%	(3,863)
PPL Corp.	1,458	0.62%	(5,680)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MGE Energy, Inc.	541	0.60%	$(5,709)
NorthWestern Corp.	532	0.44%	(6,035)
WEC Energy Group, Inc.	410	0.62%	(6,137)
Portland General Electric Co.	876	0.64%	(6,180)
Duke Energy Corp.	411	0.64%	(6,815)
NiSource, Inc.	1,417	0.60%	(7,075)
UGI Corp.	1,091	0.57%	(9,767)
Total Utilities			(58,257)
Total GS Equity Long Custom Basket			(622,585)

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
TransUnion	1,441	(1.30)%	48,568
ASGN, Inc.	890	(1.22)%	25,976
Equifax, Inc.	292	(0.76)%	22,925
Verisk Analytics, Inc. — Class A	486	(1.26)%	14,702
Dun & Bradstreet Holdings, Inc.	2,031	(0.38)%	13,348
ABM Industries, Inc.	1,864	(1.08)%	13,130
McCormick & Company, Inc.	763	(0.82)%	12,997
Patterson Companies, Inc.	1,636	(0.60)%	10,698
Cintas Corp.	218	(1.28)%	8,047
CoStar Group, Inc.	370	(0.39)%	7,048
FTI Consulting, Inc.	269	(0.68)%	5,023
Elevance Health, Inc.	91	(0.63)%	2,623
Quanta Services, Inc.	359	(0.69)%	1,344
Driven Brands Holdings, Inc.	1,963	(0.83)%	1,008
Robert Half International, Inc.	591	(0.68)%	450
Viad Corp.	929	(0.44)%	(1,249)
Total Consumer, Non-cyclical			186,638

Financial
Howard Hughes Corp.	1,079	(0.91)%	37,031
Signature Bank	347	(0.79)%	33,482
Equinix, Inc.	114	(0.98)%	27,799
Western Alliance Bancorporation	798	(0.79)%	26,963
Welltower, Inc.	1,158	(1.13)%	25,812
Crown Castle, Inc.	520	(1.14)%	23,584
Americold Realty Trust, Inc.	1,838	(0.68)%	23,247
Outfront Media, Inc.	2,415	(0.56)%	22,925
Sun Communities, Inc.	481	(0.99)%	22,411
Invitation Homes, Inc.	2,820	(1.44)%	21,426
Rexford Industrial Realty, Inc.	1,549	(1.22)%	20,885
State Street Corp.	673	(0.62)%	19,590
Kite Realty Group Trust	4,328	(1.13)%	19,145
Realty Income Corp.	1,520	(1.34)%	18,879
Bank of America Corp.	2,030	(0.93)%	15,399
Northern Trust Corp.	642	(0.83)%	15,249
Digital Realty Trust, Inc.	451	(0.68)%	14,149
SBA Communications Corp.	169	(0.73)%	13,598
KKR & Company, Inc. — Class A	984	(0.64)%	12,930
Ares Management Corp. — Class A	780	(0.73)%	12,840
Apollo Global Management, Inc.	1,052	(0.74)%	11,622
Ryman Hospitality Properties, Inc.	710	(0.79)%	11,479
First Republic Bank	352	(0.70)%	11,367
BlackRock, Inc. — Class A	91	(0.76)%	11,106
Kennedy-Wilson Holdings, Inc.	1,469	(0.34)%	10,835
Invesco Ltd.	3,570	(0.74)%	9,942
Iron Mountain, Inc.	1,348	(0.90)%	9,321
Xenia Hotels & Resorts, Inc.	2,448	(0.51)%	9,235
Marsh & McLennan Companies, Inc.	566	(1.28)%	8,595
American Tower Corp. — Class A	218	(0.71)%	8,269
SLM Corp.	2,628	(0.56)%	8,081
Equitable Holdings, Inc.	2,681	(1.07)%	8,072
Rayonier, Inc.	704	(0.32)%	7,483
EastGroup Properties, Inc.	315	(0.69)%	6,991
Ventas, Inc.	842	(0.51)%	6,982
Morgan Stanley	1,400	(1.68)%	6,728
Popular, Inc.	836	(0.91)%	6,672
Camden Property Trust	384	(0.69)%	6,671
NexPoint Residential Trust, Inc.	429	(0.30)%	6,244
CBRE Group, Inc. — Class A	589	(0.60)%	6,138
Extra Space Storage, Inc.	193	(0.50)%	6,079
Intercontinental Exchange, Inc.	525	(0.72)%	5,910
UDR, Inc.	1,180	(0.75)%	5,795
Alexandria Real Estate Equities, Inc.	409	(0.87)%	5,515
Public Storage	121	(0.54)%	5,372
Wells Fargo & Co.	1,295	(0.79)%	5,287
Progressive Corp.	451	(0.79)%	4,337
Life Storage, Inc.	199	(0.33)%	3,959
Mid-America Apartment Communities, Inc.	265	(0.62)%	3,789
KeyCorp	2,128	(0.52)%	3,336
Comerica, Inc.	868	(0.93)%	3,197
Assurant, Inc.	213	(0.47)%	3,004
JPMorgan Chase & Co.	317	(0.50)%	2,836
American Homes 4 Rent — Class A	716	(0.36)%	2,642
Chubb Ltd.	140	(0.39)%	1,618

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
American Financial Group, Inc.	195	(0.36)%	$1,191
Allstate Corp.	465	(0.88)%	(112)
Charles Schwab Corp.	610	(0.66)%	(280)
Cullen/Frost Bankers, Inc.	351	(0.70)%	(312)
Fulton Financial Corp.	4,313	(1.03)%	(1,267)
Arthur J Gallagher & Co.	284	(0.74)%	(2,352)
LPL Financial Holdings, Inc.	205	(0.68)%	(7,588)
Total Financial			651,133

Consumer, Cyclical
MillerKnoll, Inc.	2,259	(0.53)%	48,883
American Airlines Group, Inc.	3,644	(0.66)%	19,237
Healthcare Services Group, Inc.	2,809	(0.51)%	13,872
CarMax, Inc.	342	(0.34)%	12,294
Copart, Inc.	908	(1.46)%	10,366
Southwest Airlines Co.	1,106	(0.52)%	9,058
Hilton Worldwide Holdings, Inc.	405	(0.74)%	8,487
Dana, Inc.	2,543	(0.44)%	7,991
Hanesbrands, Inc.	4,486	(0.47)%	7,671
Delta Air Lines, Inc.	1,546	(0.66)%	6,745
Lear Corp.	299	(0.54)%	5,242
Planet Fitness, Inc. — Class A	334	(0.29)%	4,954
Fastenal Co.	752	(0.52)%	3,545
United Airlines Holdings, Inc.	579	(0.29)%	3,423
Chipotle Mexican Grill, Inc. — Class A	21	(0.48)%	3,307
Genuine Parts Co.	669	(1.51)%	2,049
Floor & Decor Holdings, Inc. — Class A	436	(0.46)%	1,970
WESCO International, Inc.	338	(0.61)%	(200)
Las Vegas Sands Corp.	925	(0.53)%	(1,324)
Royal Caribbean Cruises Ltd.	607	(0.35)%	(1,413)
Total Consumer, Cyclical			166,157

Energy
Baker Hughes Co.	2,431	(0.77)%	17,871
Helmerich & Payne, Inc.	1,117	(0.63)%	12,925
Halliburton Co.	1,436	(0.54)%	7,802
Hess Corp.	552	(0.91)%	2,895
ChampionX Corp.	1,596	(0.47)%	2,801
Equities Corp.	560	(0.35)%	2,696
Continental Resources, Inc.	468	(0.47)%	642
Valaris Ltd.	632	(0.47)%	415
Schlumberger N.V.	1,749	(0.95)%	89
Marathon Oil Corp.	2,826	(0.97)%	(1,672)
EOG Resources, Inc.	696	(1.18)%	(5,772)
Total Energy			40,692

Industrial
Stanley Black & Decker, Inc.	576	(0.66)%	30,798
Jacobs Solutions, Inc.	709	(1.17)%	18,338
Stericycle, Inc.	534	(0.34)%	17,118
Boeing Co.	350	(0.64)%	14,138
CSX Corp.	1,847	(0.75)%	10,453
Old Dominion Freight Line, Inc.	214	(0.81)%	9,782
Trimble, Inc.	1,173	(0.96)%	8,363
MSA Safety, Inc.	482	(0.80)%	7,546
Waste Management, Inc.	521	(1.26)%	6,665
Union Pacific Corp.	195	(0.58)%	6,544
Eaton Corporation plc	750	(1.52)%	5,015
Norfolk Southern Corp.	116	(0.37)%	4,666
CH Robinson Worldwide, Inc.	228	(0.33)%	2,893
Caterpillar, Inc.	166	(0.41)%	2,681
Howmet Aerospace, Inc.	1,599	(0.75)%	2,433
Exponent, Inc.	628	(0.83)%	1,785
TransDigm Group, Inc.	39	(0.31)%	543
Casella Waste Systems, Inc. — Class A	937	(1.08)%	(11,634)
Total Industrial			138,127

Utilities
Public Service Enterprise Group, Inc.	1,608	(1.37)%	17,616
Dominion Energy, Inc.	1,248	(1.31)%	17,582
Total Utilities			35,198

Technology
Roper Technologies, Inc.	173	(0.94)%	11,986
Paychex, Inc.	567	(0.96)%	7,113
Synopsys, Inc.	119	(0.55)%	2,838
Veeva Systems, Inc. — Class A	184	(0.46)%	2,114
Total Technology			24,051

Communications
Paramount Global — Class B	1,581	(0.46)%	6,316
Uber Technologies, Inc.	1,281	(0.53)%	(1,716)
Total Communications			4,600
Total GS Equity Short Custom Basket			$1,246,596

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
LONG SHORT EQUITY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at September 30, 2022.
[2]	Rate indicated is the 7-day yield as of September 30, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,482,195	$—	$—	$12,482,195
Money Market Fund	—	325,045	—	325,045
Equity Custom Basket Swap Agreements**	—	2,505,016	—	2,505,016
Total Assets	$12,482,195	$2,830,061	$—	$15,312,256

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,236,253	$—	$1,236,253

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $14,059,666)	$12,807,240
Unrealized appreciation on OTC swap agreements	2,505,016
Receivables:
Dividends	15,535
Fund shares sold	596
Securities lending income	14
Total assets	15,328,401

Liabilities:
Overdraft due to custodian bank	2,316
Unrealized depreciation on OTC swap agreements	1,236,253
Payable for:
Swap settlement	288,551
Management fees	10,535
Transfer agent and administrative fees	3,812
Transfer agent/maintenance fees	3,294
Distribution and service fees	2,626
Portfolio accounting/administration fees	1,785
Trustees’ fees*	204
Fund shares redeemed	12
Miscellaneous	12,140
Total liabilities	1,561,528
Net assets	$13,766,873

Net assets consist of:
Paid in capital	$17,041,571
Total distributable earnings (loss)	(3,274,698)
Net assets	$13,766,873

A-Class:
Net assets	$6,200,872
Capital shares outstanding	373,345
Net asset value per share	$16.61
Maximum offering price per share (Net asset value divided by 95.25%)	$17.44

C-Class:
Net assets	$193,915
Capital shares outstanding	13,454
Net asset value per share	$14.41

P-Class:
Net assets	$5,402,626
Capital shares outstanding	324,271
Net asset value per share	$16.66

Institutional Class:
Net assets	$1,969,460
Capital shares outstanding	115,163
Net asset value per share	$17.10

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $75)	$163,098
Income from securities lending, net	52
Total investment income	163,150

Expenses:
Management fees	70,106
Distribution and service fees:
A-Class	8,717
C-Class	1,136
P-Class	7,525
Transfer agent and administrative fees	14,977
Transfer agent/maintenance fees:
A-Class	3,394
C-Class	210
P-Class	2,962
Institutional Class	974
Portfolio accounting/administration fees	9,791
Professional fees	3,383
Trustees’ fees*	1,163
Custodian fees	1,125
Miscellaneous	8,691
Total expenses	134,154
Net investment income	28,996

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(573,506)
Swap agreements	(330,392)
Net realized loss	(903,898)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,300,783)
Swap agreements	1,074,846
Net change in unrealized appreciation (depreciation)	(1,225,937)
Net realized and unrealized loss	(2,129,835)
Net decrease in net assets resulting from operations	$(2,100,839)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,996	$55,108
Net realized gain (loss) on investments	(903,898)	1,597,715
Net change in unrealized appreciation (depreciation) on investments	(1,225,937)	(1,477,826)
Net increase (decrease) in net assets resulting from operations	(2,100,839)	174,997

Distributions to shareholders:
A-Class	—	(27,317)
P-Class	—	(23,390)
Institutional Class	—	(11,910)
Total distributions to shareholders	—	(62,617)

Capital share transactions:
Proceeds from sale of shares
A-Class	45,458	200,135
C-Class	1,800	14,100
P-Class	29,037	732,232
Institutional Class	46,420	519,578
Distributions reinvested
A-Class	—	26,405
P-Class	—	21,004
Institutional Class	—	11,910
Cost of shares redeemed
A-Class	(246,502)	(994,414)
C-Class	(46,343)	(128,923)
P-Class	(91,171)	(930,247)
Institutional Class	(327,702)	(211,165)
Net decrease from capital share transactions	(589,003)	(739,385)
Net decrease in net assets	(2,689,842)	(627,005)

Net assets:
Beginning of period	16,456,715	17,083,720
End of period	$13,766,873	$16,456,715

Capital share activity:
Shares sold
A-Class	2,426	10,132
C-Class	113	848
P-Class	1,596	35,907
Institutional Class	2,468	25,124
Shares issued from reinvestment of distributions
A-Class	—	1,281
P-Class	—	1,016
Institutional Class	—	562
Shares redeemed
A-Class	(13,341)	(50,960)
C-Class	(2,845)	(7,402)
P-Class	(4,941)	(46,182)
Institutional Class	(17,668)	(10,582)
Net decrease in shares	(32,192)	(40,256)

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$19.11	$18.98	$14.12	$16.20	$17.41	$15.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.06	.10	.09	.10	— [c]
Net gain (loss) on investments (realized and unrealized)	(2.53)	.14	4.84	(2.04)	(1.02)	1.61
Total from investment operations	(2.50)	.20	4.94	(1.95)	(.92)	1.61
Less distributions from:
Net investment income	—	(.07)	(.08)	(.13)	—	—
Net realized gains	—	—	—	—	(.29)	—
Total distributions	—	(.07)	(.08)	(.13)	(.29)	—
Net asset value, end of period	$16.61	$19.11	$18.98	$14.12	$16.20	$17.41

Total Return[d]	(13.08%)	1.03%	35.04%	(12.15%)	(5.31%)	10.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,201	$7,344	$8,044	$7,021	$10,143	$4,012
Ratios to average net assets:
Net investment income (loss)	0.34%	0.30%	0.61%	0.58%	0.58%	0.01%
Total expenses[e,f]	1.75%	1.66%	1.75%	1.78%	1.78%	1.77%
Portfolio turnover rate	193%	233%	162%	119%	170%	328%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$16.66	$16.61	$12.39	$14.21	$15.43	$14.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.08)	(.02)	(.02)	(.07)	(.11)
Net gain (loss) on investments (realized and unrealized)	(2.21)	.13	4.24	(1.80)	(.86)	1.43
Total from investment operations	(2.25)	.05	4.22	(1.82)	(.93)	1.32
Less distributions from:
Net realized gains	—	—	—	—	(.29)	—
Total distributions	—	—	—	—	(.29)	—
Net asset value, end of period	$14.41	$16.66	$16.61	$12.39	$14.21	$15.43

Total Return[d]	(13.51%)	0.30%	34.06%	(12.81%)	(6.00%)	9.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194	$270	$378	$567	$1,424	$11,394
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(0.46%)	(0.16%)	(0.18%)	(0.43%)	(0.74%)
Total expenses[e,f]	2.59%	2.41%	2.51%	2.53%	2.50%	2.52%
Portfolio turnover rate	193%	233%	162%	119%	170%	328%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$19.17	$19.04	$14.17	$16.25	$17.47	$15.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.06	.10	.09	.08	— [c]
Net gain (loss) on investments (realized and unrealized)	(2.54)	.14	4.85	(2.04)	(1.01)	1.61
Total from investment operations	(2.51)	.20	4.95	(1.95)	(.93)	1.61
Less distributions from:
Net investment income	—	(.07)	(.08)	(.13)	—	—
Net realized gains	—	—	—	—	(.29)	—
Total distributions	—	(.07)	(.08)	(.13)	(.29)	—
Net asset value, end of period	$16.66	$19.17	$19.04	$14.17	$16.25	$17.47

Total Return	(13.09%)	1.03%	35.09%	(12.17%)	(5.35%)	10.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,403	$6,281	$6,415	$5,370	$9,303	$12,614
Ratios to average net assets:
Net investment income (loss)	0.35%	0.30%	0.61%	0.57%	0.47%	0.01%
Total expenses[e,f]	1.75%	1.66%	1.75%	1.78%	1.77%	1.76%
Portfolio turnover rate	193%	233%	162%	119%	170%	328%

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$19.65	$19.50	$14.49	$16.60	$17.79	$16.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.11	.15	.14	.12	.05
Net gain (loss) on investments (realized and unrealized)	(2.61)	.14	4.97	(2.10)	(1.02)	1.63
Total from investment operations	(2.55)	.25	5.12	(1.96)	(.90)	1.68
Less distributions from:
Net investment income	—	(.10)	(.11)	(.15)	—	—
Net realized gains	—	—	—	—	(.29)	—
Total distributions	—	(.10)	(.11)	(.15)	(.29)	—
Net asset value, end of period	$17.10	$19.65	$19.50	$14.49	$16.60	$17.79

Total Return	(12.98%)	1.24%	35.47%	(11.96%)	(5.08%)	10.43%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,969	$2,562	$2,247	$1,794	$2,018	$2,722
Ratios to average net assets:
Net investment income (loss)	0.61%	0.55%	0.86%	0.85%	0.72%	0.31%
Total expenses[e,f]	1.49%	1.41%	1.50%	1.53%	1.51%	1.50%
Portfolio turnover rate	193%	233%	162%	119%	170%	328%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	9/30/22[a]	3/31/22	3/31/21	3/31/20	3/31/19	3/29/18
A-Class	1.75%	1.66%	1.75%	1.78%	1.78%	1.68%
C-Class	2.59%	2.41%	2.51%	2.53%	2.50%	2.44%
P-Class	1.75%	1.66%	1.75%	1.78%	1.77%	1.69%
Institutional Class	1.49%	1.41%	1.50%	1.53%	1.51%	1.43%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P Emerging 50 ADR Index (formerly, the BNY Mellon Emerging Markets 50 ADR Index) (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

COUNTRY	% of Total Net Assets
Taiwan, Province of China	22.0%
India	18.8%
China	15.6%
Brazil	15.4%
Cayman Islands	15.3%
Republic of Korea	4.0%
Mexico	3.8%
Other	5.1%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

Ten Largest Holdings % of Total Net Assets
Taiwan Semiconductor Manufacturing Company Ltd. ADR	13.1%
Alibaba Group Holding Ltd. ADR	8.8%
HDFC Bank Ltd. ADR	4.8%
Infosys Ltd. ADR	3.7%
ICICI Bank Ltd. ADR	3.2%
Vale S.A. ADR	3.1%
JD.com, Inc. ADR	2.9%
Baidu, Inc. ADR	2.0%
NetEase, Inc. ADR	1.7%
Pinduoduo Inc. ADR	1.7%
Top Ten Total	45.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(39.18%)	(50.22%)	(12.24%)	(5.65%)
A-Class Shares with sales charge‡	(42.05%)	(52.58%)	(13.09%)	(6.11%)
C-Class Shares	(39.42%)	(50.61%)	(12.91%)	(6.32%)
C-Class Shares with CDSC§	(40.03%)	(51.10%)	(12.91%)	(6.32%)
H-Class Shares	(39.20%)	(50.24%)	(12.26%)	(5.69%)
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%
S&P Emerging 50 ADR Index	(19.24%)	(24.76%)	(1.54%)	1.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 66.1%

Technology - 20.4%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10,059	$689,645
Infosys Ltd. ADR	11,457	194,425
NetEase, Inc. ADR	1,175	88,830
United Microelectronics Corp. ADR*	7,310	40,717
ASE Technology Holding Company Ltd. ADR	5,351	26,701
Wipro Ltd. ADR	4,661	21,954
Bilibili, Inc. ADR*	701	10,739
Total Technology		1,073,011

Communications - 19.1%
Alibaba Group Holding Ltd. ADR*	5,771	461,622
JD.com, Inc. ADR	3,022	152,007
Baidu, Inc. ADR*	893	104,919
Pinduoduo, Inc. ADR*	1,393	87,174
America Movil SAB de CV — Class L ADR	3,520	57,974
Telkom Indonesia Persero Tbk PT ADR	1,497	43,189
Chunghwa Telecom Company Ltd. ADR	1,197	42,529
Trip.com Group Ltd. ADR*	1,546	42,221
SK Telecom Company Ltd. ADR	608	11,710
Total Communications		1,003,345

Financial - 11.6%
HDFC Bank Ltd. ADR	4,287	250,447
ICICI Bank Ltd. ADR	8,085	169,542
Banco Bradesco S.A. ADR	16,751	61,644
Shinhan Financial Group Company Ltd. ADR	1,615	37,145
KB Financial Group, Inc. ADR	1,220	36,771
KE Holdings, Inc. ADR*	1,606	28,137
Woori Financial Group, Inc. ADR	596	13,303
Banco de Chile ADR	684	12,086
Total Financial		609,075

Basic Materials - 7.2%
Vale S.A. ADR	12,278	163,543
Sociedad Quimica y Minera de Chile S.A. ADR	450	40,838
POSCO Holdings, Inc. ADR	955	34,962
Sasol Ltd. ADR	1,823	28,712
Gold Fields Ltd. ADR	2,807	22,709
Suzano S.A. ADR	2,486	20,509
Sibanye Stillwater Ltd. ADR	2,116	19,721
AngloGold Ashanti Ltd. ADR	1,317	18,201
Gerdau S.A. ADR	3,609	16,313
Daqo New Energy Corp. ADR*	190	10,085
Total Basic Materials		375,593

Consumer, Non-cyclical - 2.2%
Ambev S.A. ADR	13,886	39,297
Fomento Economico Mexicano SAB de CV ADR	578	36,270
BeiGene Ltd. ADR*	165	22,245
Dr Reddy’s Laboratories Ltd. ADR	383	20,046
Total Consumer, Non-cyclical		117,858

Consumer, Cyclical - 2.1%
NIO, Inc. ADR*	4,217	66,502
Tata Motors Ltd. ADR*,1	1,108	26,880
H World Group Ltd. ADR	463	15,529
Total Consumer, Cyclical		108,911

Industrial - 1.4%
ZTO Express Cayman, Inc. ADR	1,330	31,960
Cemex SAB de CV ADR*	4,766	16,347
Grupo Aeroportuario del Pacifico SAB de CV ADR	109	13,819
Grupo Aeroportuario del Sureste SAB de CV ADR	62	12,163
Total Industrial		74,289

Energy - 1.4%
Petroleo Brasileiro S.A. ADR	5,859	72,300

Utilities - 0.7%
Centrais Eletricas Brasileiras S.A. ADR	3,500	28,105
Korea Electric Power Corp. ADR*	1,617	10,996
Total Utilities		39,101

Total Common Stocks
(Cost $3,580,304)		3,473,483

PREFERRED STOCKS† - 3.0%
Energy - 1.5%
Petroleo Brasileiro S.A.
ADR	7,232	80,130

Financial - 1.5%
Itau Unibanco Holding S.A.
ADR	15,258	78,884

Total Preferred Stocks
(Cost $147,714)		159,014

	Face Amount
REPURCHASE AGREEMENTS††,2 - 58.2%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[3]	$1,737,855	1,737,855
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[3]	668,406	668,406
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[3]	648,622	648,622
Total Repurchase Agreements
(Cost $3,054,883)		3,054,883

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,4 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[5]	8,488	$8,488
Total Securities Lending Collateral
(Cost $8,488)		8,488

Total Investments - 127.5%
(Cost $6,791,389)		$6,695,868
Other Assets & Liabilities, net - (27.5)%		(1,445,043)
Total Net Assets - 100.0%		$5,250,825

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P Emerging 50 ADR Index	Pay	3.63% (Federal Funds Rate + 0.55%)	At Maturity	11/17/22	1,469	$3,265,843	$(59,444)
BNP Paribas	S&P Emerging 50 ADR Index	Pay	3.68% (Federal Funds Rate + 0.60%)	At Maturity	11/17/22	1,610	3,579,226	(285,560)
							$6,845,069	$(345,004)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,473,483	$—	$—	$3,473,483
Preferred Stocks	159,014	—	—	159,014
Repurchase Agreements	—	3,054,883	—	3,054,883
Securities Lending Collateral	8,488	—	—	8,488
Total Assets	$3,640,985	$3,054,883	$—	$6,695,868

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$345,004	$—	$345,004

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $8,491 of securities loaned (cost $3,736,506)	$3,640,985
Repurchase agreements, at value (cost $3,054,883)	3,054,883
Cash	989
Receivables:
Fund shares sold	284,341
Dividends	7,915
Interest	250
Securities lending income	157
Foreign tax reclaims	62
Total assets	6,989,582

Liabilities:
Unrealized depreciation on OTC swap agreements	345,004
Payable for:
Swap settlement	1,313,464
Fund shares redeemed	55,815
Return of securities lending collateral	8,488
Management fees	5,012
Transfer agent and administrative fees	2,372
Distribution and service fees	1,525
Portfolio accounting/administration fees	536
Trustees’ fees*	85
Miscellaneous	6,456
Total liabilities	1,738,757
Net assets	$5,250,825

Net assets consist of:
Paid in capital	$21,400,288
Total distributable earnings (loss)	(16,149,463)
Net assets	$5,250,825

A-Class:
Net assets	$117,895
Capital shares outstanding	2,839
Net asset value per share	$41.53
Maximum offering price per share (Net asset value divided by 95.25%)	$43.60

C-Class:
Net assets	$183,085
Capital shares outstanding	4,762
Net asset value per share	$38.45

H-Class:
Net assets	$4,949,845
Capital shares outstanding	119,273
Net asset value per share	$41.50

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $2,379)	$130,821
Interest	21,844
Income from securities lending, net	1,952
Total investment income	154,617

Expenses:
Management fees	28,114
Distribution and service fees:
A-Class	338
C-Class	1,202
H-Class	7,173
Transfer agent and administrative fees	7,241
Portfolio accounting/administration fees	5,692
Professional fees	1,263
Custodian fees	438
Trustees’ fees*	381
Interest expense	76
Miscellaneous	4,856
Total expenses	56,774
Less:
Expenses reimbursed by Adviser	(605)
Net expenses	56,169
Net investment income	98,448

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(240,480)
Swap agreements	(1,480,098)
Futures contracts	5,620
Net realized loss	(1,714,958)
Net change in unrealized appreciation (depreciation) on:
Investments	(460,155)
Swap agreements	(320,095)
Net change in unrealized appreciation (depreciation)	(780,250)
Net realized and unrealized loss	(2,495,208)
Net decrease in net assets resulting from operations	$(2,396,760)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$98,448	$(1,823)
Net realized loss on investments	(1,714,958)	(3,575,207)
Net change in unrealized appreciation (depreciation) on investments	(780,250)	578,956
Net decrease in net assets resulting from operations	(2,396,760)	(2,998,074)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,299,882	2,008,573
C-Class	70,389	443,457
H-Class	51,690,269	145,256,853
Cost of shares redeemed
A-Class	(1,163,540)	(2,263,993)
C-Class	(74,636)	(373,860)
H-Class	(47,489,210)	(146,662,640)
Net increase (decrease) from capital share transactions	4,333,154	(1,591,610)
Net increase (decrease) in net assets	1,936,394	(4,589,684)

Net assets:
Beginning of period	3,314,431	7,904,115
End of period	$5,250,825	$3,314,431

Capital share activity:
Shares sold
A-Class	21,650	23,982
C-Class	1,367	4,972
H-Class	953,670	1,624,614
Shares redeemed
A-Class	(21,643)	(26,712)
C-Class	(1,501)	(4,202)
H-Class	(875,567)	(1,641,977)
Net increase (decrease) in shares	77,976	(19,323)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$68.28	$116.33	$44.29	$71.02	$87.20	$60.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.77	(.03)	(.94)	.17	.40	(.24)
Net gain (loss) on investments (realized and unrealized)	(27.52)	(48.02)	72.98	(26.42)	(16.58)	26.45
Total from investment operations	(26.75)	(48.05)	72.04	(26.25)	(16.18)	26.21
Less distributions from:
Net investment income	—	—	—	(.48)	—	—
Total distributions	—	—	—	(.48)	—	—
Net asset value, end of period	$41.53	$68.28	$116.33	$44.29	$71.02	$87.20

Total Return[c]	(39.18%)	(41.30%)	162.66%	(37.27%)	(18.56%)	42.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$118	$193	$647	$628	$2,247	$3,187
Ratios to average net assets:
Net investment income (loss)	2.78%	(0.03%)	(1.10%)	0.25%	0.54%	(0.30%)
Total expenses	1.79%	1.75%	1.83%	1.86%	1.84%	1.76%
Net Expenses[d]	1.78%	1.75%	1.83%	1.86%	1.84%	1.76%
Portfolio turnover rate	41%	266%	632%	974%	1,978%	1,006%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.47	$108.94	$41.79	$67.53	$83.55	$58.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	(.48)	(1.69)	(.28)	(.22)	(.61)
Net gain (loss) on investments (realized and unrealized)	(25.53)	(44.99)	68.84	(24.98)	(15.80)	25.26
Total from investment operations	(25.02)	(45.47)	67.15	(25.26)	(16.02)	24.65
Less distributions from:
Net investment income	—	—	—	(.48)	—	—
Total distributions	—	—	—	(.48)	—	—
Net asset value, end of period	$38.45	$63.47	$108.94	$41.79	$67.53	$83.55

Total Return[c]	(39.42%)	(41.74%)	160.68%	(37.73%)	(19.17%)	41.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183	$311	$449	$161	$423	$522
Ratios to average net assets:
Net investment income (loss)	1.99%	(0.55%)	(1.95%)	(0.44%)	(0.33%)	(0.82%)
Total expenses	2.54%	2.50%	2.57%	2.60%	2.59%	2.56%
Net Expenses[d]	2.52%	2.50%	2.57%	2.60%	2.59%	2.56%
Portfolio turnover rate	41%	266%	632%	974%	1,978%	1,006%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$68.26	$116.30	$44.29	$71.02	$87.21	$61.01
Income (loss) from investment operations:
Net investment income (loss)[b]	.86	.01	(1.28)	(.05)	.50	(.25)
Net gain (loss) on investments (realized and unrealized)	(27.62)	(48.05)	73.29	(26.20)	(16.69)	26.45
Total from investment operations	(26.76)	(48.04)	72.01	(26.25)	(16.19)	26.20
Less distributions from:
Net investment income	—	—	—	(.48)	—	—
Total distributions	—	—	—	(.48)	—	—
Net asset value, end of period	$41.50	$68.26	$116.30	$44.29	$71.02	$87.21

Total Return	(39.20%)	(41.31%)	162.59%	(37.27%)	(18.56%)	42.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,950	$2,810	$6,808	$1,464	$6,636	$27,270
Ratios to average net assets:
Net investment income (loss)	3.22%	0.01%	(1.29%)	(0.07%)	0.71%	(0.32%)
Total expenses	1.79%	1.75%	1.81%	1.87%	1.85%	1.77%
Net Expenses[d]	1.77%	1.75%	1.81%	1.87%	1.85%	1.77%
Portfolio turnover rate	41%	266%	632%	974%	1,978%	1,006%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P Emerging 50 ADR Index (formerly, the BNY Mellon Emerging Markets 50 ADR Index) (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	35.60%	33.38%	(14.87%)	(16.15%)
A-Class Shares with sales charge‡	29.15%	27.06%	(15.70%)	(16.56%)
C-Class Shares	34.55%	32.07%	(15.16%)	(16.61%)
C-Class Shares with CDSC§	33.55%	31.07%	(15.16%)	(16.61%)
H-Class Shares	35.86%	33.74%	(14.56%)	(16.05%)
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%
S&P Emerging 50 ADR Index	(19.24%)	(24.76%)	(1.54%)	1.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 101.1%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[2]	$996,929	$996,929
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[2]	383,434	383,434
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[2]	372,085	372,085
Total Repurchase Agreements
(Cost $1,752,448)		1,752,448

Total Investments - 101.1%
(Cost $1,752,448)		$1,752,448
Other Assets & Liabilities, net - (1.1)%		(19,910)
Total Net Assets - 100.0%		$1,732,538

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P Emerging 50 ADR Index	Receive	2.88% (Federal Funds Rate - 0.20%)	At Maturity	11/17/22	1,048	$2,329,235	$224,332
Goldman Sachs International	S&P Emerging 50 ADR Index	Receive	2.63% (Federal Funds Rate - 0.45%)	At Maturity	11/17/22	508	1,130,143	156,950
							$3,459,378	$381,282

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$1,752,448	$—	$1,752,448
Equity Index Swap Agreements**	—	381,282	—	381,282
Total Assets	$—	$2,133,730	$—	$2,133,730

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Repurchase agreements, at value (cost $1,752,448)	$1,752,448
Unrealized appreciation on OTC swap agreements	381,282
Receivables:
Fund shares sold	200
Interest	143
Total assets	2,134,073

Liabilities:
Segregated cash due to broker	270,000
Payable for:
Fund shares redeemed	97,506
Swap settlement	30,736
Management fees	1,096
Transfer agent and administrative fees	443
Distribution and service fees	319
Portfolio accounting/administration fees	134
Trustees’ fees*	14
Miscellaneous	1,287
Total liabilities	401,535
Net assets	$1,732,538

Net assets consist of:
Paid in capital	$21,128,758
Total distributable earnings (loss)	(19,396,220)
Net assets	$1,732,538

A-Class:
Net assets	$37,866
Capital shares outstanding	1,858
Net asset value per share	$20.38
Maximum offering price per share (Net asset value divided by 95.25%)	$21.40

C-Class:
Net assets	$25,277
Capital shares outstanding	1,251
Net asset value per share	$20.21

H-Class:
Net assets	$1,669,395
Capital shares outstanding	81,003
Net asset value per share	$20.61

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Interest	$8,288
Total investment income	8,288

Expenses:
Management fees	5,195
Distribution and service fees:
A-Class	35
C-Class	94
H-Class	1,387
Transfer agent and administrative fees	1,346
Portfolio accounting/administration fees	1,045
Interest expense	236
Professional fees	269
Custodian fees	79
Trustees’ fees*	55
Miscellaneous	879
Total expenses	10,620
Less:
Expenses reimbursed by Adviser	(116)
Net expenses	10,504
Net investment loss	(2,216)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	72,378
Net realized gain	72,378
Net change in unrealized appreciation (depreciation) on:
Swap agreements	314,869
Net change in unrealized appreciation (depreciation)	314,869
Net realized and unrealized gain	387,247
Net increase in net assets resulting from operations	$385,031

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,216)	$(11,947)
Net realized gain on investments	72,378	99,303
Net change in unrealized appreciation (depreciation) on investments	314,869	28,038
Net increase in net assets resulting from operations	385,031	115,394

Capital share transactions:
Proceeds from sale of shares
A-Class	389,598	396,475
C-Class	61,789	353,966
H-Class	27,082,057	64,024,680
Cost of shares redeemed
A-Class	(366,298)	(371,963)
C-Class	(47,121)	(351,071)
H-Class	(27,059,265)	(63,288,384)
Net increase from capital share transactions	60,760	763,703
Net increase in net assets	445,791	879,097

Net assets:
Beginning of period	1,286,747	407,650
End of period	$1,732,538	$1,286,747

Capital share activity:
Shares sold
A-Class	22,692	28,584
C-Class	3,630	26,704
H-Class	1,607,326	4,619,960
Shares redeemed
A-Class	(21,795)	(27,764)
C-Class	(2,837)	(26,690)
H-Class	(1,609,739)	(4,568,477)
Net increase (decrease) in shares	(723)	52,317

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$15.03	$12.44	$46.71	$40.57	$39.08	$63.42
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.23)	(.54)	(.16)	.23	(.28)
Net gain (loss) on investments (realized and unrealized)	5.38	2.82	(33.73)	6.64	1.26 [e]	(24.06)
Total from investment operations	5.35	2.59	(34.27)	6.48	1.49	(24.34)
Less distributions from:
Net investment income	—	—	—	(.34)	—	—
Total distributions	—	—	—	(.34)	—	—
Net asset value, end of period	$20.38	$15.03	$12.44	$46.71	$40.57	$39.08

Total Return[c]	35.60%	20.82%	(73.37%)	16.30%	3.81%	(38.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38	$14	$2	$147	$16	$43
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(1.86%)	(1.81%)	(0.37%)	0.51%	(0.64%)
Total expenses	1.83%	1.87%	1.86%	1.89%	1.88%	1.76%
Net expenses[d]	1.81%	1.87%	1.86%	1.89%	1.88%	1.76%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$15.02	$12.40	$46.82	$40.45	$39.34	$64.21
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.36)	(.69)	(.31)	(.29)	(.74)
Net gain (loss) on investments (realized and unrealized)	5.28	2.98	(33.73)	7.02	1.40 [e]	(24.13)
Total from investment operations	5.19	2.62	(34.42)	6.71	1.11	(24.87)
Less distributions from:
Net investment income	—	—	—	(.34)	—	—
Total distributions	—	—	—	(.34)	—	—
Net asset value, end of period	$20.21	$15.02	$12.40	$46.82	$40.45	$39.34

Total Return[c]	34.55%	21.13%	(73.52%)	16.96%	(2.82%)	(38.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$7	$6	$103	$3	$19
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(2.44%)	(2.62%)	(1.09%)	(0.63%)	(1.46%)
Total expenses	2.60%	2.48%	2.66%	2.79%	2.53%	2.49%
Net expenses[d]	2.57%	2.48%	2.66%	2.79%	2.53%	2.49%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$15.17	$12.54	$46.39	$40.27	$38.77	$63.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.23)	(.42)	.07	.19	(.30)
Net gain (loss) on investments (realized and unrealized)	5.47	2.86	(33.43)	6.39	1.31 [e]	(23.93)
Total from investment operations	5.44	2.63	(33.85)	6.46	1.50	(24.23)
Less distributions from:
Net investment income	—	—	—	(.34)	—	—
Total distributions	—	—	—	(.34)	—	—
Net asset value, end of period	$20.61	$15.17	$12.54	$46.39	$40.27	$38.77

Total Return	35.86%	20.97%	(72.97%)	16.40%	3.87%	(38.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,669	$1,265	$400	$649	$1,756	$743
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(1.70%)	(1.85%)	0.19%	0.42%	(0.68%)
Total expenses	1.83%	1.75%	1.89%	1.87%	1.87%	1.77%
Net expenses[d]	1.81%	1.75%	1.89%	1.87%	1.87%	1.77%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	(16.29%)	(26.31%)	(5.15%)	(1.95%)
A-Class Shares with sales charge‡	(20.26%)	(29.81%)	(6.07%)	(2.48%)
C-Class Shares	(16.60%)	(26.85%)	(5.86%)	(2.74%)
C-Class Shares with CDSC§	(17.44%)	(27.58%)	(5.86%)	(2.74%)
H-Class Shares	(16.20%)	(26.21%)	(5.13%)	(1.99%)
ICE BofA BBB & Lower Sovereign USD External Debt Index	(16.23%)	(25.56%)	(3.50%)	0.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA BBB & Lower Sovereign USD External Debt Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 1.5%
U.S. Treasury Bills
2.70% due 11/08/22[1,2]	$2,000	$1,995
Total U.S. Treasury Bills
(Cost $1,995)		1,995

REPURCHASE AGREEMENTS††,3 - 87.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[4]	68,190	68,190
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[4]	26,227	26,227
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[4]	25,450	25,450
Total Repurchase Agreements
(Cost $119,867)		119,867

Total Investments - 88.8%
(Cost $121,862)		$121,862
Other Assets & Liabilities, net - 11.2%		15,436
Total Net Assets - 100.0%		$137,298

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	1	Dec 2022	$107,445	$(3,784)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.EM.38.V1	1.00%	Quarterly	12/20/27	$100,000	$(9,953)	$(8,173)	$(1,780)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF	Pay	3.68% (Federal Funds Rate + 0.60%)	At Maturity	10/28/22	3,087	$52,294	$346
							$52,294	$346

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
CDX.EM.38.V1 — Credit Default Swap Emerging Markets Series 38 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$1,995	$—	$1,995
Repurchase Agreements	—	119,867	—	119,867
Credit Index Swap Agreements**	—	346	—	346
Total Assets	$—	$122,208	$—	$122,208

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$3,784	$—	$—	$3,784
Credit Default Swap Agreements**	—	1,780	—	1,780
Total Liabilities	$3,784	$1,780	$—	$5,564

**	This derivative is reported as unrealized appreciation/depreciation at period end.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $1,995)	$1,995
Repurchase agreements, at value (cost $119,867)	119,867
Segregated cash with broker	24,090
Unrealized appreciation on OTC swap agreements	346
Receivables:
Protection fees on credit default swap agreements	31
Interest	10
Total assets	146,339

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	8,173
Payable for:
Variation margin on futures contracts	328
Management fees	88
Transfer agent and administrative fees	73
Distribution and service fees	36
Portfolio accounting/administration fees	24
Variation margin on credit default swap agreements	17
Swap settlement	10
Trustees’ fees*	5
Miscellaneous	287
Total liabilities	9,041
Net assets	$137,298

Net assets consist of:
Paid in capital	$561,863
Total distributable earnings (loss)	(424,565)
Net assets	$137,298

A-Class:
Net assets	$38,628
Capital shares outstanding	739
Net asset value per share	$52.27
Maximum offering price per share (Net asset value divided by 95.25%)	$54.88

C-Class:
Net assets	$9,376
Capital shares outstanding	195
Net asset value per share	$47.97

H-Class:
Net assets	$89,294
Capital shares outstanding	1,718
Net asset value per share	$51.98

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Interest	$1,940
Total investment income	1,940

Expenses:
Management fees	1,516
Distribution and service fees:
A-Class	55
C-Class	80
H-Class	432
Transfer agent and administrative fees	514
Portfolio accounting/administration fees	338
Professional fees	78
Trustees’ fees*	34
Custodian fees	29
Miscellaneous	237
Total expenses	3,313
Net investment loss	(1,373)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(158,237)
Futures contracts	(41,024)
Net realized loss	(199,261)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(6,574)
Futures contracts	(3,335)
Net change in unrealized appreciation (depreciation)	(9,909)
Net realized and unrealized loss	(209,170)
Net decrease in net assets resulting from operations	$(210,543)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,373)	$(8,067)
Net realized loss on investments	(199,261)	(33,107)
Net change in unrealized appreciation (depreciation) on investments	(9,909)	8,048
Net decrease in net assets resulting from operations	(210,543)	(33,126)

Capital share transactions:
Proceeds from sale of shares
A-Class	14,816	70,844
C-Class	23,519	35,000
H-Class	3,304,310	3,150,944
Cost of shares redeemed
A-Class	(13,325)	(67,827)
C-Class	(72,061)	(14,478)
H-Class	(3,512,468)	(2,980,902)
Net increase (decrease) from capital share transactions	(255,209)	193,581
Net increase (decrease) in net assets	(465,752)	160,455

Net assets:
Beginning of period	603,050	442,595
End of period	$137,298	$603,050

Capital share activity:
Shares sold
A-Class	252	993
C-Class	434	520
H-Class	56,893	46,834
Shares redeemed
A-Class	(245)	(945)
C-Class	(1,335)	(221)
H-Class	(63,144)	(43,787)
Net increase (decrease) in shares	(7,145)	3,394

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$62.44	$70.11	$63.93	$74.95	$73.42	$71.93
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(1.07)	(1.14)	.03	.10	(.55)
Net gain (loss) on investments (realized and unrealized)	(10.08)	(6.60)	8.16	(4.86)	1.43	2.13
Total from investment operations	(10.17)	(7.67)	7.02	(4.83)	1.53	1.58
Less distributions from:
Net investment income	—	—	(.84)	(2.36)	—	(.09)
Net realized gains	—	—	—	(3.83)	—	—
Total distributions	—	—	(.84)	(6.19)	—	(.09)
Net asset value, end of period	$52.27	$62.44	$70.11	$63.93	$74.95	$73.42

Total Return[c]	(16.29%)	(10.98%)	10.92%	(7.41%)	2.08%	2.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39	$46	$48	$1,105	$761	$116
Ratios to average net assets:
Net investment income (loss)	(0.30%)	(1.54%)	(1.72%)	0.03%	0.14%	(0.74%)
Total expenses	1.61%	1.57%	1.74%	1.68%	1.66%	1.58%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$57.52	$65.07	$59.82	$71.05	$70.12	$69.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.37)	(1.47)	(1.56)	(.46)	(.54)	(1.06)
Net gain (loss) on investments (realized and unrealized)	(9.18)	(6.08)	7.65	(4.58)	1.47	2.05
Total from investment operations	(9.55)	(7.55)	6.09	(5.04)	.93	.99
Less distributions from:
Net investment income	—	—	(.84)	(2.36)	—	(.09)
Net realized gains	—	—	—	(3.83)	—	—
Total distributions	—	—	(.84)	(6.19)	—	(.09)
Net asset value, end of period	$47.97	$57.52	$65.07	$59.82	$71.05	$70.12

Total Return[c]	(16.60%)	(11.62%)	10.10%	(8.13%)	1.33%	1.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9	$63	$52	$62	$59	$82
Ratios to average net assets:
Net investment income (loss)	(1.30%)	(2.28%)	(2.36%)	(0.61%)	(0.79%)	(1.49%)
Total expenses	2.33%	2.31%	2.40%	2.42%	2.37%	2.34%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$62.03	$69.64	$63.50	$74.52	$72.98	$71.51
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(1.07)	(1.14)	.15	.23	(.55)
Net gain (loss) on investments (realized and unrealized)	(9.85)	(6.54)	8.12	(4.98)	1.31	2.11
Total from investment operations	(10.05)	(7.61)	6.98	(4.83)	1.54	1.56
Less distributions from:
Net investment income	—	—	(.84)	(2.36)	—	(.09)
Net realized gains	—	—	—	(3.83)	—	—
Total distributions	—	—	(.84)	(6.19)	—	(.09)
Net asset value, end of period	$51.98	$62.03	$69.64	$63.50	$74.52	$72.98

Total Return	(16.20%)	(10.93%)	10.93%	(7.45%)	2.11%	2.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89	$494	$343	$307	$9,226	$615
Ratios to average net assets:
Net investment income (loss)	(0.70%)	(1.52%)	(1.61%)	0.20%	0.32%	(0.75%)
Total expenses	1.61%	1.56%	1.65%	1.67%	1.70%	1.58%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Diversified

At September 30, 2022, A-Class, C-Class, H-Class, P-Class, and Institutional Class shares have been issued by the Funds.

Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2022, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a fund are generally valued using an evaluated price provided by a third party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$167,240	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$8,482,094	$—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,259,731
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	86,417	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Leverage	$14,587,168	$15,773,665

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$183,333	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate futures contracts	—	Variation margin on future contracts
Credit/Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements
Unrealized depreciation on OTC swap agreements
Variation margin on credit default swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2022
Long Short Equity Fund	$2,505,016	$—	$—	$2,505,016
Inverse Emerging Markets 2x Strategy Fund	381,282	—	—	381,282
Emerging Markets Bond Strategy Fund	—	—	346	346

Liability Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2022
Long Short Equity Fund	$1,236,253	$—	$—	$1,236,253
Emerging Markets 2x Strategy Fund	345,004	—	—	345,004
Emerging Markets Bond Strategy Fund	—	3,784	1,780	5,564

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(330,392)	$—	$—	$(330,392)
Emerging Markets 2x Strategy Fund	5,620	(1,480,098)	—	—	(1,474,478)
Inverse Emerging Markets 2x Strategy Fund	—	72,378	—	—	72,378
Emerging Markets Bond Strategy Fund	—	—	(41,024)	(158,237)	(199,261)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$1,074,846	$—	$—	$1,074,846
Emerging Markets 2x Strategy Fund	—	(320,095)	—	—	(320,095)
Inverse Emerging Markets 2x Strategy Fund	—	314,869	—	—	314,869
Emerging Markets Bond Strategy Fund	—	—	(3,335)	(6,574)	(9,909)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$2,505,016	$—	$2,505,016	$(1,549,947)	$—	$955,069
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	381,282	—	381,282	—	(224,332)	156,950
Emerging Markets Bond Strategy Fund	Credit index swap agreements	346	—	346	—	—	346

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,236,253	$—	$1,236,253	$(1,236,253)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	345,004	—	345,004	(345,004)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Inverse Emerging Markets 2x Strategy Fund	BNP Paribas	Total return swap agreements	$—	$270,000
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	24,090	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 3	— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2022, GFD retained sales charges of $55,036 relating to sales of A-Class shares of the Trust.

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.97%			0.75%
Due 10/03/22	$135,693,328	$135,726,912	Due 08/31/26	$157,165,800	$138,407,205

BofA Securities, Inc.			U.S. Treasury Note
2.91%			0.88%
Due 10/03/22	52,189,742	52,202,398	Due 11/15/30	66,285,100	53,233,580

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
2.92%			1.00%
Due 10/03/22	50,644,966	50,657,290	Due 02/15/46	32,719,353	26,831,244

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 10/15/25	26,181,251	24,826,653
				58,900,604	51,657,897

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Emerging Markets 2x Strategy Fund	$8,491	$(8,488)	$3	$8,488	*	$—	$8,488

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to September 30, 2022, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Long Short Equity Fund	$14,159,667	$2,793,375	$(2,877,039)	$(83,664)
Emerging Markets 2x Strategy Fund	6,957,251	117,614	(724,001)	(606,387)
Inverse Emerging Markets 2x Strategy Fund	1,752,448	381,282	—	381,282
Emerging Markets Bond Strategy Fund	121,862	363	(5,581)	(5,218)

Note 9 – Securities Transactions

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$27,440,012	$27,839,143
Emerging Markets 2x Strategy Fund	3,948,564	1,572,873

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2022, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.57% for the period ended September 30, 2022. The Funds did not have any borrowings outstanding under this agreement at September 30, 2022.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with

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peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions

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OTHER INFORMATION (Unaudited)(continued)

or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H

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shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100 Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100 Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended, and the Board approved, the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021 to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

9.30.2022

Rydex Funds Semi-Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
NASDAQ-100® FUND	9
NOTES TO FINANCIAL STATEMENTS	25
OTHER INFORMATION	41
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	53
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	62
LIQUIDITY RISK MANAGEMENT PROGRAM	66

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the six-month period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2022

The Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the six-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the six-month period ended September 30, 2022, the S&P 500® Index* returned -20.20%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -22.51%. The return of the MSCI Emerging Markets Index* was -21.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -9.22% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -10.41%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.57% for the six-month period.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Investor Class	1.27%	(26.31%)	$1,000.00	$736.90	$5.53
A-Class	1.52%	(26.39%)	1,000.00	736.10	6.62
C-Class	2.27%	(26.68%)	1,000.00	733.20	9.86
H-Class	1.52%	(26.40%)	1,000.00	736.00	6.61

Table 2. Based on hypothetical 5% return (before expenses)
Investor Class	1.27%	5.00%	$1,000.00	$1,018.70	$6.43
A-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
C-Class	2.27%	5.00%	1,000.00	1,013.69	11.46
H-Class	1.52%	5.00%	1,000.00	1,017.45	7.69

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	12.6%
Microsoft Corp.	9.9%
Amazon.com, Inc.	6.5%
Tesla, Inc.	4.7%
Alphabet, Inc. — Class C	3.4%
Alphabet, Inc. — Class A	3.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.6%
Meta Platforms, Inc. — Class A	2.6%
NVIDIA Corp.	2.4%
PepsiCo, Inc.	2.1%
Top Ten Total	50.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(26.31%)	(25.80%)	12.39%	14.39%
A-Class Shares	(26.39%)	(25.99%)	12.11%	14.09%
A-Class Shares with sales charge‡	(29.89%)	(29.50%)	11.03%	13.54%
C-Class Shares	(26.68%)	(26.55%)	11.27%	13.25%
C-Class Shares with CDSC§	(27.41%)	(27.24%)	11.27%	13.25%
NASDAQ-100 Index	(25.74%)	(24.72%)	13.95%	15.91%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(26.40%)	(25.98%)	12.11%	12.39%
NASDAQ-100 Index	(25.74%)	(24.72%)	13.95%	14.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 94.8%

Technology - 43.3%
Apple, Inc.	1,016,893	$140,534,613
Microsoft Corp.	471,905	109,906,674
NVIDIA Corp.	221,734	26,916,290
Broadcom, Inc.	42,514	18,876,641
Texas Instruments, Inc.	95,920	14,846,498
Adobe, Inc.*	49,130	13,520,576
QUALCOMM, Inc.	117,892	13,319,438
Intuit, Inc.	29,612	11,469,320
Intel Corp.	431,045	11,108,030
Advanced Micro Devices, Inc.*	169,470	10,737,619
Analog Devices, Inc.	53,995	7,523,663
Applied Materials, Inc.	90,315	7,399,508
Fiserv, Inc.*	67,143	6,282,571
Activision Blizzard, Inc.	82,126	6,105,247
Micron Technology, Inc.	115,807	5,801,931
Lam Research Corp.	14,381	5,263,446
Synopsys, Inc.*	16,052	4,904,047
Cadence Design Systems, Inc.*	28,751	4,698,776
KLA Corp.	14,886	4,504,950
Paychex, Inc.	37,783	4,239,630
Autodesk, Inc.*	22,661	4,233,075
Fortinet, Inc.*	82,778	4,066,883
NXP Semiconductor N.V.	27,567	4,066,408
Marvell Technology, Inc.	89,505	3,840,660
ASML Holding N.V. — Class G	9,038	3,753,933
Crowdstrike Holdings, Inc. — Class A*	22,553	3,716,960
Microchip Technology, Inc.	57,999	3,539,679
Electronic Arts, Inc.	29,189	3,377,459
Workday, Inc. — Class A*	21,101	3,211,994
Atlassian Corporation plc — Class A*	15,211	3,203,284
Cognizant Technology Solutions Corp. — Class A	54,357	3,122,266
Datadog, Inc. — Class A*	30,530	2,710,453
Zscaler, Inc.*	14,893	2,447,962
ANSYS, Inc.*	9,140	2,026,338
Zoom Video Communications, Inc. — Class A*	26,347	1,938,876
Skyworks Solutions, Inc.	16,843	1,436,203
NetEase, Inc. ADR	17,048	1,288,829
Splunk, Inc.*	17,080	1,284,416
DocuSign, Inc.*	20,990	1,122,335
Total Technology		482,347,481

Communications - 25.0%
Amazon.com, Inc.*	644,627	72,842,851
Alphabet, Inc. — Class C*	389,970	37,495,616
Alphabet, Inc. — Class A*	379,403	36,289,897
Meta Platforms, Inc. — Class A*	216,091	29,319,227
T-Mobile US, Inc.*	131,648	17,663,212
Cisco Systems, Inc.	434,715	17,388,600
Comcast Corp. — Class A	462,307	13,559,464
Netflix, Inc.*	46,685	10,991,516
Booking Holdings, Inc.*	4,168	6,848,899
Palo Alto Networks, Inc.*	31,379	5,139,566
Charter Communications, Inc. — Class A*	16,865	5,115,998
Airbnb, Inc. — Class A*	41,904	4,401,596
MercadoLibre, Inc.*	5,284	4,373,990

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NASDAQ-100® FUND

	Shares	Value
Pinduoduo, Inc. ADR*	49,139	$3,075,119
JD.com, Inc. ADR	52,976	2,664,693
Sirius XM Holdings, Inc.[1]	408,812	2,334,317
Baidu, Inc. ADR*	19,108	2,244,999
eBay, Inc.	57,672	2,122,906
VeriSign, Inc.*	11,262	1,956,209
Match Group, Inc.*	29,708	1,418,557
Okta, Inc.*	15,831	900,309
Total Communications		278,147,541

Consumer, Non-cyclical - 12.8%
PepsiCo, Inc.	144,862	23,650,170
Amgen, Inc.	56,157	12,657,788
PayPal Holdings, Inc.*	121,406	10,449,414
Automatic Data Processing, Inc.	43,621	9,866,634
Gilead Sciences, Inc.	131,578	8,117,047
Mondelez International, Inc. — Class A	143,881	7,888,995
Vertex Pharmaceuticals, Inc.*	26,923	7,795,285
Regeneron Pharmaceuticals, Inc.*	11,253	7,751,854
Intuitive Surgical, Inc.*	37,489	7,026,938
Keurig Dr Pepper, Inc.	148,662	5,325,073
Moderna, Inc.*	41,068	4,856,291
Monster Beverage Corp.*	55,312	4,809,932
Kraft Heinz Co.	128,646	4,290,344
Cintas Corp.	10,713	4,158,680
Biogen, Inc.*	15,234	4,067,478
AstraZeneca plc ADR	62,132	3,407,319
Dexcom, Inc.*	41,213	3,319,295
Illumina, Inc.*	16,513	3,150,515
IDEXX Laboratories, Inc.*	8,740	2,847,492
Verisk Analytics, Inc. — Class A	16,478	2,809,993
Seagen, Inc.*	19,362	2,649,303
Align Technology, Inc.*	8,200	1,698,302
Total Consumer, Non-cyclical		142,594,142

Consumer, Cyclical - 10.5%
Tesla, Inc.*	196,663	52,164,861
Costco Wholesale Corp.	46,502	21,961,500
Starbucks Corp.	120,453	10,149,370
Marriott International, Inc. — Class A	34,071	4,774,710
O’Reilly Automotive, Inc.*	6,647	4,675,167
Lululemon Athletica, Inc.*	12,842	3,590,109
Dollar Tree, Inc.*	23,509	3,199,575
Ross Stores, Inc.	36,735	3,095,658
PACCAR, Inc.	36,503	3,054,936
Walgreens Boots Alliance, Inc.	90,729	2,848,891
Fastenal Co.	60,329	2,777,547
Copart, Inc.*	24,951	2,654,786
Lucid Group, Inc.*,1	176,137	2,460,634
Total Consumer, Cyclical		117,407,744

Industrial - 1.9%
Honeywell International, Inc.	70,724	11,808,787
CSX Corp.	224,786	5,988,299
Old Dominion Freight Line, Inc.	11,734	2,919,067
Total Industrial		20,716,153

Utilities - 1.3%
American Electric Power Company, Inc.	53,931	4,662,335
Exelon Corp.	104,292	3,906,778
Xcel Energy, Inc.	57,423	3,675,072

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NASDAQ-100® FUND

	Shares	Value
Constellation Energy Corp.	34,289	$2,852,502
Total Utilities		15,096,687

Total Common Stocks
(Cost $358,378,029)		1,056,309,748

MUTUAL FUNDS† - 4.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	3,064,684	29,390,320
Guggenheim Strategy Fund II2	575,584	13,796,760
Guggenheim Strategy Fund III[2]	370,504	8,899,501
Total Mutual Funds
(Cost $54,178,710)		52,086,581

	Face Amount
U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
1.34% due 10/04/22[3]	$3,872,000	3,871,740
2.70% due 11/08/22[3,4]	1,802,000	1,797,119
1.78% due 10/04/22[3,5]	1,500,000	1,499,899
Total U.S. Treasury Bills
(Cost $7,168,097)		7,168,758

REPURCHASE AGREEMENTS††,6 - 1.0%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[5]	6,599,499	6,599,499
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[5]	2,538,269	2,538,269
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[5]	2,463,138	2,463,138
Total Repurchase Agreements
(Cost $11,600,906)		11,600,906

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[8]	3,121,699	3,121,699
Total Securities Lending Collateral
(Cost $3,121,699)		3,121,699

Total Investments - 101.4%
(Cost $434,447,441)		$1,130,287,692
Other Assets & Liabilities, net - (1.4)%		(15,938,672)
Total Net Assets - 100.0%		$1,114,349,020

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	99	Dec 2022	$21,840,390	$(3,252,870)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	NASDAQ-100 Index	Pay	3.63% (Federal Funds Rate + 0.55%)	At Maturity	11/17/22	821	$9,004,649	$(149,407)
Barclays Bank plc	NASDAQ-100 Index	Pay	3.46% (SOFR + 0.50%)	At Maturity	11/16/22	1,268	13,908,085	(688,975)
BNP Paribas	NASDAQ-100 Index	Pay	3.73% (Federal Funds Rate + 0.65%)	At Maturity	11/17/22	1,240	13,606,429	(1,060,674)
							$36,519,163	$(1,899,056)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,056,309,748	$—	$—	$1,056,309,748
Mutual Funds	52,086,581	—	—	52,086,581
U.S. Treasury Bills	—	7,168,758	—	7,168,758
Repurchase Agreements	—	11,600,906	—	11,600,906
Securities Lending Collateral	3,121,699	—	—	3,121,699
Total Assets	$1,111,518,028	$18,769,664	$—	$1,130,287,692

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$3,252,870	$—	$—	$3,252,870
Equity Index Swap Agreements**	—	1,899,056	—	1,899,056
Total Liabilities	$3,252,870	$1,899,056	$—	$5,151,926

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$14,130,599	$—	$—	$—	$(333,839)
Guggenheim Strategy Fund III	9,129,213	—	—	—	(229,712)
Guggenheim Ultra Short Duration Fund — Institutional Class	30,003,257	—	—	—	(612,937)
	$53,263,069	$—	$—	$—	$(1,176,488)

Security Name	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$13,796,760	575,584	$181,721
Guggenheim Strategy Fund III	8,899,501	370,504	118,364
Guggenheim Ultra Short Duration Fund — Institutional Class	29,390,320	3,064,684	304,077
	$52,086,581		$604,162

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
NASDAQ-100® FUND

September 30, 2022

Assets:
Investments in unaffiliated issuers, at value - including $2,985,982 of securities loaned (cost $368,667,825)	$1,066,600,205
Investments in affiliated issuers, at value(cost $54,178,710)	52,086,581
Repurchase agreements, at value (cost $11,600,906)	11,600,906
Receivables:
Fund shares sold	377,162
Dividends	369,432
Securities lending income	20,752
Interest	950
Total assets	1,131,055,988

Liabilities:
Unrealized depreciation on OTC swap agreements	1,899,056
Payable for:
Swap settlement	7,734,471
Return of securities lending collateral	3,121,699
Fund shares redeemed	941,860
Management fees	724,954
Transfer agent and administrative fees	420,957
Variation margin on futures contracts	391,545
Portfolio accounting/administration fees	116,518
Distribution and service fees	80,494
Trustees’ fees*	18,075
Miscellaneous	1,257,339
Total liabilities	16,706,968
Net assets	$1,114,349,020

Net assets consist of:
Paid in capital	393,613,903
Total distributable earnings (loss)	720,735,117
Net assets	$1,114,349,020

Investor Class:
Net assets	$968,217,223
Capital shares outstanding	19,210,755
Net asset value per share	$50.40

A-Class:
Net assets	$53,802,764
Capital shares outstanding	1,184,948
Net asset value per share	$45.41
Maximum offering price per share (Net asset value divided by 95.25%)	$47.67

C-Class:
Net assets	$70,334,476
Capital shares outstanding	1,869,157
Net asset value per share	$37.63

H-Class:
Net assets	$21,994,557
Capital shares outstanding	484,531
Net asset value per share	$45.39

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

STATEMENT OF OPERATIONS (Unaudited)
NASDAQ-100® FUND

Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6,998)	$5,550,187
Dividends from securities of affiliated issuers	604,162
Interest	141,665
Income from securities lending, net	140,326
Total investment income	6,436,340

Expenses:
Management fees	4,944,446
Distribution and service fees:
A-Class	78,073
C-Class	426,606
H-Class	31,735
Transfer agent and administrative fees	1,582,774
Portfolio accounting/administration fees	559,648
Professional fees	275,573
Trustees’ fees*	110,808
Custodian fees	97,488
Interest expense	199
Line of credit fees	51
Miscellaneous	985,665
Total expenses	9,093,066
Less:
Expenses waived by Adviser	(37,265)
Net expenses	9,055,801
Net investment loss	(2,619,461)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,803,850
Swap agreements	(13,845,346)
Futures contracts	(10,725,148)
Net realized loss	(16,766,644)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(391,934,452)
Investments in affiliated issuers	(1,176,488)
Swap agreements	(4,190,509)
Futures contracts	(4,837,829)
Net change in unrealized appreciation (depreciation)	(402,139,278)
Net realized and unrealized loss	(418,905,922)
Net decrease in net assets resulting from operations	$(421,525,383)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,619,461)	$(10,957,538)
Net realized gain (loss) on investments	(16,766,644)	149,639,590
Net change in unrealized appreciation (depreciation) on investments	(402,139,278)	34,452,704
Net increase (decrease) in net assets resulting from operations	(421,525,383)	173,134,756

Distributions to shareholders:
Investor Class	—	(75,911,645)
A-Class	—	(3,942,595)
C-Class	—	(7,123,551)
H-Class	—	(2,360,990)
Total distributions to shareholders	—	(89,338,781)

Capital share transactions:
Proceeds from sale of shares
Investor Class	485,278,943	1,510,249,831
A-Class	5,863,191	17,597,319
C-Class	3,178,758	11,514,616
H-Class	21,094,016	45,085,284
Distributions reinvested
Investor Class	—	73,332,408
A-Class	—	3,701,171
C-Class	—	6,735,371
H-Class	—	2,360,682
Cost of shares redeemed
Investor Class	(575,572,566)	(1,620,402,111)
A-Class	(6,636,736)	(21,167,480)
C-Class	(11,899,096)	(33,225,427)
H-Class	(19,366,061)	(42,019,635)
Net decrease from capital share transactions	(98,059,551)	(46,237,971)
Net increase (decrease) in net assets	(519,584,934)	37,558,004

Net assets:
Beginning of period	1,633,933,954	1,596,375,950
End of period	$1,114,349,020	$1,633,933,954

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Capital share activity:
Shares sold
Investor Class	8,088,160	21,260,182
A-Class	111,518	270,827
C-Class	71,979	216,441
H-Class	388,313	697,477
Shares issued from reinvestment of distributions
Investor Class	—	983,140
A-Class	—	54,971
C-Class	—	119,975
H-Class	—	35,072
Shares redeemed
Investor Class	(9,705,769)	(23,276,211)
A-Class	(129,019)	(334,683)
C-Class	(276,537)	(627,691)
H-Class	(372,049)	(690,083)
Net decrease in shares	(1,823,404)	(1,290,583)

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended Sept. 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$68.39	$63.43	$39.68	$38.39	$34.94	$30.68
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.37)	(.28)	(.08)	(.05)	(.05)
Net gain (loss) on investments (realized and unrealized)	(17.90)	8.70	26.64	2.21	4.11	6.35
Total from investment operations	(17.99)	8.33	26.36	2.13	4.06	6.30
Less distributions from:
Net realized gains	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$50.40	$68.39	$63.43	$39.68	$38.39	$34.94

Total Return	(26.31%)	12.69%	66.78%	5.40%	11.79%	20.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$968,217	$1,424,456	$1,386,721	$888,189	$979,675	$926,146
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.53%)	(0.50%)	(0.19%)	(0.14%)	(0.14%)
Total expenses[c]	1.28%	1.25%	1.33%	1.37%	1.36%	1.28%
Net expenses[d]	1.27%	1.24%	1.33%	1.37%	1.36%	1.28%
Portfolio turnover rate	17%	44%	57%	54%	32%	48%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended Sept. 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$61.69	$57.63	$36.29	$35.26	$32.22	$28.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.50)	(.39)	(.17)	(.13)	(.12)
Net gain (loss) on investments (realized and unrealized)	(16.13)	7.93	24.34	2.04	3.78	5.89
Total from investment operations	(16.28)	7.43	23.95	1.87	3.65	5.77
Less distributions from:
Net realized gains	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$45.41	$61.69	$57.63	$36.29	$35.26	$32.22

Total Return[e]	(26.39%)	12.40%	66.37%	5.14%	11.51%	20.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,803	$74,179	$69,808	$41,054	$59,021	$52,257
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.78%)	(0.75%)	(0.44%)	(0.38%)	(0.39%)
Total expenses[c]	1.53%	1.50%	1.58%	1.62%	1.61%	1.53%
Net expenses[d]	1.52%	1.49%	1.58%	1.62%	1.61%	1.53%
Portfolio turnover rate	17%	44%	57%	54%	32%	48%

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended Sept. 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$51.32	$48.76	$31.18	$30.64	$28.29	$25.41
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(.82)	(.66)	(.39)	(.34)	(.32)
Net gain (loss) on investments (realized and unrealized)	(13.40)	6.75	20.85	1.77	3.30	5.24
Total from investment operations	(13.69)	5.93	20.19	1.38	2.96	4.92
Less distributions from:
Net realized gains	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$37.63	$51.32	$48.76	$31.18	$30.64	$28.29

Total Return[e]	(26.68%)	11.57%	65.17%	4.31%	10.70%	19.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,334	$106,419	$115,315	$80,633	$85,274	$85,149
Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.53%)	(1.50%)	(1.19%)	(1.14%)	(1.15%)
Total expenses[c]	2.28%	2.25%	2.33%	2.37%	2.36%	2.28%
Net expenses[d]	2.27%	2.24%	2.33%	2.37%	2.36%	2.28%
Portfolio turnover rate	17%	44%	57%	54%	32%	48%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended Sept. 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$61.67	$57.61	$36.28	$35.26	$32.22	$28.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.51)	(.38)	(.16)	(.13)	(.12)
Net gain (loss) on investments (realized and unrealized)	(16.14)	7.94	24.32	2.02	3.78	5.89
Total from investment operations	(16.28)	7.43	23.94	1.86	3.65	5.77
Less distributions from:
Net realized gains	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Total distributions	—	(3.37)	(2.61)	(.84)	(.61)	(2.04)
Net asset value, end of period	$45.39	$61.67	$57.61	$36.28	$35.26	$32.22

Total Return	(26.40%)	12.41%	66.36%	5.11%	11.51%	20.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,995	$28,879	$24,532	$23,777	$46,276	$64,483
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.79%)	(0.75%)	(0.43%)	(0.37%)	(0.37%)
Total expenses[c]	1.53%	1.50%	1.59%	1.62%	1.61%	1.53%
Net expenses[d]	1.52%	1.49%	1.59%	1.62%	1.61%	1.53%
Portfolio turnover rate	17%	44%	57%	54%	32%	48%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2022, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

At September 30, 2022, A-Class, C-Class, Investor Class and H-Class shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation

The value of swap agreements entered into by the Fund are generally valued using an evaluated price provided by a third party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$36,657,214

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$37,327,278

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	—	Variation margin on futures contracts
	—	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2022:

Liability Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2022
$3,252,870	$1,899,056	$5,151,926

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. For exchange-traded derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(10,725,148)	$(13,845,346)	$(24,570,494)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(4,837,829)	$(4,190,509)	$(9,028,338)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap equity contracts	$1,899,056	$—	$1,899,056	$(1,899,056)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades,

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class and P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2022, GFD retained sales charges of $55,036 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended September 30, 2022, the Fund waived $37,265 related to investments in affiliated funds.

The Board has adopted a waiver and/or expense reimbursement arrangement for the Fund whereby GI has agreed to waive and/or reimburse expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.97%			0.75%
Due 10/03/22	$135,693,328	$135,726,912	Due 08/31/26	$157,165,800	$138,407,205

BofA Securities, Inc.			U.S. Treasury Note
2.91%			0.88%
Due 10/03/22	52,189,742	52,202,398	Due 11/15/30	66,285,100	53,233,580

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
2.92%			1.00%
Due 10/03/22	50,644,966	50,657,290	Due 02/15/46	32,719,353	26,831,244

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 10/15/25	26,181,251	24,826,653
				58,900,604	51,657,897

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2022, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$2,985,982	$(2,985,982)	$—	$3,121,699	$—	$3,121,699

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over-collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation
$479,803,900	$682,824,937	$(37,493,071)	$645,331,866

Note 9 – Securities Transactions

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$213,643,913	$253,416,278

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$85,071,924	$182,390,150	$185,409

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.57% for the period ended September 30, 2022. The Fund did not have any borrowings outstanding under this agreement at September 30, 2022.

The average daily balance borrowed for the period ended September 30, 2022 was $1,438.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund is subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were

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OTHER INFORMATION (Unaudited)(continued)

identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

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OTHER INFORMATION (Unaudited)(continued)

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100 Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(continued)

management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100 Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations.

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OTHER INFORMATION (Unaudited)(concluded)

Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended, and the Board approved, the renewal of the Advisory Agreement for an additional annual term.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021 to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

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9.30.2022

Rydex Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RBENF2-SEMI-0922x0323

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	17
S&P MIDCAP 400® PURE GROWTH FUND	25
S&P MIDCAP 400® PURE VALUE FUND	32
S&P SMALLCAP 600® PURE GROWTH FUND	39
S&P SMALLCAP 600® PURE VALUE FUND	47
EUROPE 1.25x STRATEGY FUND	55
JAPAN 2x STRATEGY FUND	64
STRENGTHENING DOLLAR 2x STRATEGY FUND	72
WEAKENING DOLLAR 2x STRATEGY FUND	80
NOTES TO FINANCIAL STATEMENTS	88
OTHER INFORMATION	101
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	108
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	114
LIQUIDITY RISK MANAGEMENT PROGRAM	117

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2022

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole. ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of Funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the six-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the six-month period ended September 30, 2022, the S&P 500® Index* returned -20.20%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -22.51%. The return of the MSCI Emerging Markets Index* was -21.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -9.22% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -10.41%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.57% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.55%	(21.29%)	$ 1,000.00	$ 787.10	$ 6.94
C-Class	2.30%	(21.59%)	1,000.00	784.10	10.29
H-Class	1.55%	(21.29%)	1,000.00	787.10	6.94
S&P 500® Pure Value Fund
A-Class	1.55%	(17.87%)	1,000.00	821.30	7.08
C-Class	2.30%	(18.18%)	1,000.00	818.20	10.48
H-Class	1.55%	(17.89%)	1,000.00	821.10	7.08
S&P MidCap 400® Pure Growth Fund
A-Class	1.55%	(18.08%)	1,000.00	819.20	7.07
C-Class	2.30%	(18.40%)	1,000.00	816.00	10.47
H-Class	1.55%	(18.10%)	1,000.00	819.00	7.07
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	(16.45%)	1,000.00	835.50	7.13
C-Class	2.30%	(16.77%)	1,000.00	832.30	10.56
H-Class	1.55%	(16.46%)	1,000.00	835.40	7.13
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	(22.23%)	1,000.00	777.70	6.91
C-Class	2.30%	(22.50%)	1,000.00	775.00	10.23
H-Class	1.54%	(22.30%)	1,000.00	777.00	6.86
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	(21.14%)	1,000.00	788.60	6.95
C-Class	2.29%	(21.38%)	1,000.00	786.20	10.25
H-Class	1.55%	(21.14%)	1,000.00	788.60	6.95
Europe 1.25x Strategy Fund
A-Class	1.71%	(25.87%)	1,000.00	741.30	7.46
C-Class	2.47%	(26.50%)	1,000.00	735.00	10.74
H-Class	1.70%	(26.20%)	1,000.00	738.00	7.41
Japan 2x Strategy Fund
A-Class	1.52%	(39.48%)	1,000.00	605.20	6.12
C-Class	2.28%	(39.74%)	1,000.00	602.60	9.16
H-Class	1.52%	(39.51%)	1,000.00	604.90	6.12
Strengthening Dollar 2x Strategy Fund
A-Class	1.82%	29.68%	1,000.00	1,296.80	10.48
C-Class	2.55%	29.12%	1,000.00	1,291.20	14.65
H-Class	1.80%	29.69%	1,000.00	1,296.90	10.36
Weakening Dollar 2x Strategy Fund
A-Class	1.79%	(25.05%)	1,000.00	749.50	7.85
C-Class	2.51%	(25.32%)	1,000.00	746.80	10.99
H-Class	1.78%	(25.05%)	1,000.00	749.50	7.81

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.55%	5.00%	$ 1,000.00	$ 1,017.30	$ 7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P 500® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P MidCap 400® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P MidCap 400® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
S&P SmallCap 600® Pure Growth Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.30%	5.00%	1,000.00	1,013.54	11.61
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
S&P SmallCap 600® Pure Value Fund
A-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.55%	5.00%	1,000.00	1,017.30	7.84
Europe 1.25x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.50	8.64
C-Class	2.47%	5.00%	1,000.00	1,012.68	12.46
H-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
Japan 2x Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
C-Class	2.28%	5.00%	1,000.00	1,013.64	11.51
H-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
Strengthening Dollar 2x Strategy Fund
A-Class	1.82%	5.00%	1,000.00	1,015.94	9.20
C-Class	2.55%	5.00%	1,000.00	1,012.28	12.86
H-Class	1.80%	5.00%	1,000.00	1,016.04	9.10
Weakening Dollar 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
C-Class	2.51%	5.00%	1,000.00	1,012.48	12.66
H-Class	1.78%	5.00%	1,000.00	1,016.14	9.00

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Enphase Energy, Inc.	4.6%
NRG Energy, Inc.	3.9%
Diamondback Energy, Inc.	3.1%
Devon Energy Corp.	3.0%
Fortinet, Inc.	3.0%
Eli Lilly & Co.	3.0%
Tesla, Inc.	2.9%
Goldman Sachs Group, Inc.	2.8%
Regeneron Pharmaceuticals, Inc.	2.6%
AutoZone, Inc.	2.4%
Top Ten Total	31.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(21.29%)	(25.32%)	6.82%	10.63%
A-Class Shares with sales charge‡	(25.03%)	(28.87%)	5.78%	10.09%
C-Class Shares	(21.59%)	(25.89%)	6.02%	9.80%
C-Class Shares with CDSC§	(22.38%)	(26.61%)	6.02%	9.80%
H-Class Shares	(21.29%)	(25.32%)	6.82%	10.63%
S&P 500 Pure Growth Index	(20.73%)	(24.28%)	8.55%	12.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Technology - 28.1%
Fortinet, Inc.*	16,401	$805,781
KLA Corp.	2,000	605,260
Monolithic Power Systems, Inc.	1,638	595,249
EPAM Systems, Inc.*	1,450	525,176
Intuit, Inc.	1,185	458,974
Advanced Micro Devices, Inc.*	6,371	403,667
NVIDIA Corp.	3,301	400,708
QUALCOMM, Inc.	3,519	397,577
Microsoft Corp.	1,694	394,533
Apple, Inc.	2,801	387,098
Applied Materials, Inc.	4,715	386,300
Cadence Design Systems, Inc.*	2,358	385,368
Oracle Corp.	5,849	357,198
Teradyne, Inc.	4,430	332,914
MSCI, Inc. — Class A	743	313,390
Lam Research Corp.	809	296,094
ServiceNow, Inc.*	778	293,781
Adobe, Inc.*	844	232,269
Total Technology		7,571,337

Consumer, Non-cyclical - 19.6%
Eli Lilly & Co.	2,475	800,291
Regeneron Pharmaceuticals, Inc.*	1,033	711,603
Dexcom, Inc.*	6,822	549,444
Gartner, Inc.*	1,788	494,721
Moderna, Inc.*	4,089	483,524
PerkinElmer, Inc.	3,732	449,072
Thermo Fisher Scientific, Inc.	797	404,230
West Pharmaceutical Services, Inc.	1,397	343,774
Equifax, Inc.	1,707	292,631
Charles River Laboratories International, Inc.*	1,476	290,477
Bio-Techne Corp.	927	263,268
Align Technology, Inc.*	855	177,079
Total Consumer, Non-cyclical		5,260,114

Consumer, Cyclical - 12.5%
Tesla, Inc.*	2,952	783,018
AutoZone, Inc.*	302	646,863
Tractor Supply Co.	3,014	560,242
O’Reilly Automotive, Inc.*	773	543,690
Lowe’s Companies, Inc.	2,271	426,516
Pool Corp.	1,292	411,128
Total Consumer, Cyclical		3,371,457

Financial - 11.6%
Goldman Sachs Group, Inc.	2,543	745,226
Discover Financial Services	6,487	589,798
SVB Financial Group*	1,534	515,087
Extra Space Storage, Inc. REIT	2,242	387,216
Signature Bank	2,543	383,993
First Republic Bank	2,653	346,349
Camden Property Trust REIT	1,388	165,796
Total Financial		3,133,465

Energy - 10.8%
Enphase Energy, Inc.*	4,491	1,246,118
Diamondback Energy, Inc.	6,930	834,788
Devon Energy Corp.	13,481	810,612
Total Energy		2,891,518

Communications - 8.3%
Arista Networks, Inc.*	4,810	543,001
Etsy, Inc.*	3,771	377,590
Alphabet, Inc. — Class A*	3,092	295,750
Amazon.com, Inc.*	2,551	288,263
Alphabet, Inc. — Class C*	2,875	276,431
Netflix, Inc.*	979	230,496
Meta Platforms, Inc. — Class A*	1,588	215,460
Total Communications		2,226,991

Industrial - 4.8%
Expeditors International of Washington, Inc.	5,310	468,926
Generac Holdings, Inc.*	2,563	456,573
Old Dominion Freight Line, Inc.	1,479	367,931
Total Industrial		1,293,430

Utilities - 3.9%
NRG Energy, Inc.	27,522	1,053,267

Total Common Stocks
(Cost $22,577,297)		26,801,579

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$110,153	$110,153
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	42,366	42,366
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	41,112	41,112
Total Repurchase Agreements
(Cost $193,631)		193,631

Total Investments - 100.3%
(Cost $22,770,928)		$26,995,210
Other Assets & Liabilities, net - (0.3)%		(87,086)
Total Net Assets - 100.0%		$26,908,124

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,801,579	$—	$—	$26,801,579
Repurchase Agreements	—	193,631	—	193,631
Total Assets	$26,801,579	$193,631	$—	$26,995,210

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $22,577,297)	$26,801,579
Repurchase agreements, at value (cost $193,631)	193,631
Receivables:
Dividends	4,464
Fund shares sold	527
Interest	16
Total assets	27,000,217

Liabilities:
Payable for:
Management fees	20,697
Transfer agent and administrative fees	13,679
Distribution and service fees	9,468
Fund shares redeemed	7,023
Portfolio accounting/administration fees	4,209
Trustees’ fees*	603
Miscellaneous	36,414
Total liabilities	92,093
Net assets	$26,908,124

Net assets consist of:
Paid in capital	$28,105,256
Total distributable earnings (loss)	(1,197,132)
Net assets	$26,908,124

A-Class:
Net assets	$7,922,907
Capital shares outstanding	110,948
Net asset value per share	$71.41
Maximum offering price per share (Net asset value divided by 95.25%)	$74.97

C-Class:
Net assets	$3,487,953
Capital shares outstanding	58,369
Net asset value per share	$59.76

H-Class:
Net assets	$15,497,264
Capital shares outstanding	217,070
Net asset value per share	$71.39

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$241,076
Interest	1,787
Total investment income	242,863

Expenses:
Management fees	156,515
Distribution and service fees:
A-Class	11,369
C-Class	23,157
H-Class	35,013
Transfer agent and administrative fees	48,893
Portfolio accounting/administration fees	26,746
Professional fees	5,769
Trustees’ fees*	4,051
Custodian fees	3,105
Miscellaneous	25,454
Total expenses	340,072
Net investment loss	(97,209)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,993,051)
Net realized loss	(2,993,051)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,067,042)
Net change in unrealized appreciation (depreciation)	(5,067,042)
Net realized and unrealized loss	(8,060,093)
Net decrease in net assets resulting from operations	$(8,157,302)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(97,209)	$(1,004,729)
Net realized gain (loss) on investments	(2,993,051)	5,835,053
Net change in unrealized appreciation (depreciation) on investments	(5,067,042)	(869,365)
Net increase (decrease) in net assets resulting from operations	(8,157,302)	3,960,959

Distributions to shareholders:
A-Class	—	(437,487)
C-Class	—	(216,675)
H-Class	—	(1,874,420)
Total distributions to shareholders	—	(2,528,582)

Capital share transactions:
Proceeds from sale of shares
A-Class	989,707	13,714,083
C-Class	782,291	2,618,215
H-Class	100,075,275	615,409,962
Distributions reinvested
A-Class	—	433,712
C-Class	—	210,233
H-Class	—	1,859,579
Cost of shares redeemed
A-Class	(994,819)	(13,936,591)
C-Class	(1,552,781)	(5,303,780)
H-Class	(107,427,909)	(612,422,244)
Net increase (decrease) from capital share transactions	(8,128,236)	2,583,169
Net increase (decrease) in net assets	(16,285,538)	4,015,546

Net assets:
Beginning of period	43,193,662	39,178,116
End of period	$26,908,124	$43,193,662

Capital share activity:
Shares sold
A-Class	12,631	137,027
C-Class	11,924	31,870
H-Class	1,302,669	6,148,120
Shares issued from reinvestment of distributions
A-Class	—	4,172
C-Class	—	2,402
H-Class	—	17,891
Shares redeemed
A-Class	(13,041)	(145,556)
C-Class	(23,613)	(66,615)
H-Class	(1,391,561)	(6,123,635)
Net increase (decrease) in shares	(100,991)	5,676

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$90.73	$84.03	$53.91	$65.86	$66.50	$57.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(1.11)	(.80)	(.29)	(.50)	(.36)
Net gain (loss) on investments (realized and unrealized)	(19.20)	10.27	34.07	(8.09)	3.42	12.57
Total from investment operations	(19.32)	9.16	33.27	(8.38)	2.92	12.21
Less distributions from:
Net realized gains	—	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Total distributions	—	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Net asset value, end of period	$71.41	$90.73	$84.03	$53.91	$65.86	$66.50

Total Return[c]	(21.29%)	10.53%	61.92%	(13.76%)	4.88%	21.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,923	$10,104	$9,724	$7,656	$15,456	$17,254
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(1.15%)	(1.06%)	(0.43%)	(0.75%)	(0.56%)
Total expenses	1.55%	1.51%	1.60%	1.63%	1.61%	1.53%
Portfolio turnover rate	234%	727%	240%	282%	177%	215%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$76.21	$71.42	$46.47	$57.65	$59.10	$52.13
Income (loss) from investment operations:
Net investment income (loss)[b]	(.36)	(1.55)	(1.16)	(.69)	(.90)	(.75)
Net gain (loss) on investments (realized and unrealized)	(16.09)	8.80	29.26	(6.92)	3.01	11.27
Total from investment operations	(16.45)	7.25	28.10	(7.61)	2.11	10.52
Less distributions from:
Net realized gains	—	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Total distributions	—	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Net asset value, end of period	$59.76	$76.21	$71.42	$46.47	$57.65	$59.10

Total Return[c]	(21.59%)	9.71%	60.69%	(14.40%)	4.09%	20.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,488	$5,339	$7,314	$6,050	$10,329	$13,442
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(1.91%)	(1.80%)	(1.18%)	(1.52%)	(1.32%)
Total expenses	2.30%	2.26%	2.35%	2.38%	2.36%	2.28%
Portfolio turnover rate	234%	727%	240%	282%	177%	215%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$90.70	$84.00	$53.89	$65.84	$66.49	$57.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(1.19)	(.77)	(.29)	(.53)	(.38)
Net gain (loss) on investments (realized and unrealized)	(19.14)	10.35	34.03	(8.09)	3.44	12.59
Total from investment operations	(19.31)	9.16	33.26	(8.38)	2.91	12.21
Less distributions from:
Net realized gains	—	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Total distributions	—	(2.46)	(3.15)	(3.57)	(3.56)	(3.55)
Net asset value, end of period	$71.39	$90.70	$84.00	$53.89	$65.84	$66.49

Total Return	(21.29%)	10.53%	61.92%	(13.77%)	4.86%	21.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,497	$27,751	$22,141	$25,981	$82,570	$109,644
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(1.21%)	(1.03%)	(0.44%)	(0.79%)	(0.59%)
Total expenses	1.55%	1.51%	1.61%	1.63%	1.61%	1.53%
Portfolio turnover rate	234%	727%	240%	282%	177%	215%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Cigna Corp.	2.6%
Marathon Petroleum Corp.	2.5%
Berkshire Hathaway, Inc. — Class B	2.2%
Valero Energy Corp.	2.1%
Archer-Daniels-Midland Co.	2.1%
Allstate Corp.	2.0%
MetLife, Inc.	1.9%
Prudential Financial, Inc.	1.8%
CVS Health Corp.	1.7%
Mosaic Co.	1.6%
Top Ten Total	20.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(17.87%)	(7.21%)	3.47%	8.87%
A-Class Shares with sales charge‡	(21.77%)	(11.62%)	2.47%	8.34%
C-Class Shares	(18.18%)	(7.91%)	2.70%	8.05%
C-Class Shares with CDSC§	(19.00%)	(8.80%)	2.70%	8.05%
H-Class Shares	(17.89%)	(7.22%)	3.47%	8.87%
S&P 500 Pure Value Index	(17.25%)	(5.49%)	5.28%	10.76%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Financial - 31.2%
Berkshire Hathaway, Inc. — Class B*	2,444	$652,597
Allstate Corp.	4,691	584,170
MetLife, Inc.	9,237	561,425
Prudential Financial, Inc.	6,192	531,150
Everest Re Group Ltd.	1,759	461,632
Loews Corp.	8,811	439,140
American International Group, Inc.	9,132	433,587
Lincoln National Corp.	8,644	379,558
Globe Life, Inc.	3,762	375,072
Aflac, Inc.	6,375	358,275
Travelers Companies, Inc.	2,316	354,811
Principal Financial Group, Inc.	4,876	351,803
Hartford Financial Services Group, Inc.	5,070	314,036
Assurant, Inc.	2,033	295,334
M&T Bank Corp.	1,600	282,112
Citigroup, Inc.	6,441	268,396
Chubb Ltd.	1,421	258,452
Citizens Financial Group, Inc.	7,233	248,526
Invesco Ltd.	17,720	242,764
Wells Fargo & Co.	5,562	223,704
W R Berkley Corp.	2,929	189,155
Huntington Bancshares, Inc.	12,853	169,402
Progressive Corp.	1,457	169,318
Bank of New York Mellon Corp.	4,193	161,514
KeyCorp	10,035	160,761
State Street Corp.	2,348	142,782
Truist Financial Corp.	3,276	142,637
Fifth Third Bancorp	3,936	125,795
Kimco Realty Corp. REIT	6,286	115,725
U.S. Bancorp	2,274	91,688
PNC Financial Services Group, Inc.	544	81,284
Total Financial		9,166,605

Consumer, Non-cyclical - 23.4%
Cigna Corp.	2,739	759,990
Archer-Daniels-Midland Co.	7,623	613,270
CVS Health Corp.	5,155	491,632
Centene Corp.*	5,943	462,425
Cardinal Health, Inc.	5,979	398,680
Molson Coors Beverage Co. — Class B	7,697	369,379
Kraft Heinz Co.	10,938	364,782
Tyson Foods, Inc. — Class A	5,350	352,726
Kroger Co.	7,538	329,787
AmerisourceBergen Corp. — Class A	2,076	280,945
Humana, Inc.	555	269,280
Elevance Health, Inc.	573	260,280
Universal Health Services, Inc. — Class B	2,930	258,367
Corteva, Inc.	4,204	240,259
Conagra Brands, Inc.	7,042	229,780
Viatris, Inc.	25,462	216,936
Nielsen Holdings plc	7,272	201,580
Henry Schein, Inc.*	2,828	185,998
J M Smucker Co.	1,300	178,633
Sysco Corp.	1,760	124,450
Global Payments, Inc.	1,017	109,887
DaVita, Inc.*	1,262	104,456
Organon & Co.	3,724	87,142
Total Consumer, Non-cyclical		6,890,664

Energy - 10.3%
Marathon Petroleum Corp.	7,472	742,194
Valero Energy Corp.	5,797	619,409
Phillips 66	5,480	442,346
Exxon Mobil Corp.	3,046	265,946
Marathon Oil Corp.	11,569	261,228
Kinder Morgan, Inc.	14,872	247,470
Baker Hughes Co.	11,434	239,656
Chevron Corp.	1,513	217,373
Total Energy		3,035,622

Consumer, Cyclical - 7.4%
Walgreens Boots Alliance, Inc.	9,424	295,913
BorgWarner, Inc.	8,496	266,774
General Motors Co.	7,269	233,263
Whirlpool Corp.	1,542	207,877
Ford Motor Co.	17,936	200,883
PulteGroup, Inc.	5,229	196,088
Best Buy Company, Inc.	3,017	191,097
Lennar Corp. — Class A	2,435	181,529
Walmart, Inc.	1,221	158,364
Alaska Air Group, Inc.*	3,279	128,373
PACCAR, Inc.	1,477	123,610
Total Consumer, Cyclical		2,183,771

Utilities - 7.2%
Pinnacle West Capital Corp.	3,968	255,976
PG&E Corp.*	16,922	211,525
Consolidated Edison, Inc.	2,349	201,450
Entergy Corp.	1,471	148,027
Atmos Energy Corp.	1,408	143,405
Exelon Corp.	3,578	134,032
Evergy, Inc.	2,223	132,046
PPL Corp.	4,982	126,294
Sempra Energy	797	119,502
American Electric Power Company, Inc.	1,348	116,534
Edison International	1,936	109,539
DTE Energy Co.	930	106,996
Duke Energy Corp.	1,145	106,508
Constellation Energy Corp.	1,193	99,246
NiSource, Inc.	3,903	98,316
Total Utilities		2,109,396

Communications - 5.9%
Paramount Global — Class B	17,847	339,807
AT&T, Inc.	16,752	256,975
Lumen Technologies, Inc.	31,007	225,731
DISH Network Corp. — Class A*	14,036	194,118
Omnicom Group, Inc.	2,044	128,956
T-Mobile US, Inc.*	913	122,497
Fox Corp. — Class A	3,621	111,092
News Corp. — Class A	7,200	108,792

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P 500® PURE VALUE FUND

	Shares	Value
Verizon Communications, Inc.	2,706	$102,747
Warner Bros Discovery, Inc.*	5,651	64,987
Fox Corp. — Class B	1,677	47,794
News Corp. — Class B	2,204	33,986
Total Communications		1,737,482

Industrial - 5.4%
Westrock Co.	12,861	397,276
Huntington Ingalls Industries, Inc.	1,337	296,146
CH Robinson Worldwide, Inc.	2,281	219,683
FedEx Corp.	1,194	177,273
Mohawk Industries, Inc.*	1,939	176,818
Raytheon Technologies Corp.	1,474	120,662
Westinghouse Air Brake Technologies Corp.	1,358	110,473
Textron, Inc.	1,639	95,488
Total Industrial		1,593,819

Basic Materials - 4.7%
Mosaic Co.	9,992	482,913
LyondellBasell Industries N.V. — Class A	3,581	269,578
Dow, Inc.	5,257	230,940
International Paper Co.	7,044	223,295
DuPont de Nemours, Inc.	2,181	109,922
Eastman Chemical Co.	966	68,634
Total Basic Materials		1,385,282

Technology - 4.1%
Hewlett Packard Enterprise Co.	30,940	370,661
DXC Technology Co.*	14,936	365,633
Leidos Holdings, Inc.	1,963	171,704
Western Digital Corp.*	5,093	165,777
Fidelity National Information Services, Inc.	916	69,222
Intel Corp.	2,210	56,952
Total Technology		1,199,949

Total Common Stocks
(Cost $32,215,067)		29,302,590

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$108,297	108,297
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	41,653	41,653
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	40,420	40,420
Total Repurchase Agreements
(Cost $190,370)		190,370

Total Investments - 100.2%
(Cost $32,405,437)		$29,492,960
Other Assets & Liabilities, net - (0.2)%		(46,507)
Total Net Assets - 100.0%		$29,446,453

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,302,590	$—	$—	$29,302,590
Repurchase Agreements	—	190,370	—	190,370
Total Assets	$29,302,590	$190,370	$—	$29,492,960

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $32,215,067)	$29,302,590
Repurchase agreements, at value (cost $190,370)	190,370
Receivables:
Securities sold	224,770
Dividends	40,192
Fund shares sold	5,834
Interest	16
Total assets	29,763,772

Liabilities:
Payable for:
Securities purchased	211,652
Management fees	20,726
Fund shares redeemed	19,412
Transfer agent and administrative fees	9,583
Distribution and service fees	7,595
Portfolio accounting/administration fees	4,214
Trustees’ fees*	727
Miscellaneous	43,410
Total liabilities	317,319
Net assets	$29,446,453

Net assets consist of:
Paid in capital	$46,910,751
Total distributable earnings (loss)	(17,464,298)
Net assets	$29,446,453

A-Class:
Net assets	$2,945,455
Capital shares outstanding	35,414
Net asset value per share	$83.17
Maximum offering price per share (Net asset value divided by 95.25%)	$87.32

C-Class:
Net assets	$996,099
Capital shares outstanding	14,541
Net asset value per share	$68.50

H-Class:
Net assets	$25,504,899
Capital shares outstanding	305,260
Net asset value per share	$83.55

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$919,791
Interest	1,631
Income from securities lending, net	36
Total investment income	921,458

Expenses:
Management fees	260,968
Distribution and service fees:
A-Class	4,286
C-Class	7,141
H-Class	80,918
Transfer agent and administrative fees	90,483
Portfolio accounting/administration fees	38,521
Registration fees	27,714
Professional fees	20,703
Trustees’ fees*	5,776
Custodian fees	5,157
Line of credit fees	89
Miscellaneous	4,044
Total expenses	545,800
Net investment income	375,658

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,605,132)
Net realized loss	(2,605,132)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,316,451)
Net change in unrealized appreciation (depreciation)	(16,316,451)
Net realized and unrealized loss	(18,921,583)
Net decrease in net assets resulting from operations	$(18,545,925)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$375,658	$606,905
Net realized loss on investments	(2,605,132)	(3,314,399)
Net change in unrealized appreciation (depreciation) on investments	(16,316,451)	7,225,634
Net increase (decrease) in net assets resulting from operations	(18,545,925)	4,518,140

Distributions to shareholders:
A-Class	—	(75,017)
C-Class	—	(36,672)
H-Class	—	(281,574)
Total distributions to shareholders	—	(393,263)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,085,284	2,808,594
C-Class	1,340,444	897,489
H-Class	265,556,837	712,562,466
Distributions reinvested
A-Class	—	74,923
C-Class	—	36,338
H-Class	—	265,822
Cost of shares redeemed
A-Class	(1,080,474)	(2,656,107)
C-Class	(1,533,902)	(1,405,694)
H-Class	(387,075,069)	(604,536,533)
Net increase (decrease) from capital share transactions	(121,706,880)	108,047,298
Net increase (decrease) in net assets	(140,252,805)	112,172,175

Net assets:
Beginning of period	169,699,258	57,527,083
End of period	$29,446,453	$169,699,258

Capital share activity:
Shares sold
A-Class	11,160	29,283
C-Class	16,700	11,019
H-Class	2,680,497	7,287,372
Shares issued from reinvestment of distributions
A-Class	—	803
C-Class	—	470
H-Class	—	2,835
Shares redeemed
A-Class	(11,297)	(27,316)
C-Class	(19,887)	(17,930)
H-Class	(3,993,140)	(6,261,287)
Net increase (decrease) in shares	(1,315,967)	1,025,249

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$101.27	$89.23	$48.65	$76.07	$83.46	$76.42
Income (loss) from investment operations:
Net investment income (loss)[b]	.54	.89	.70	1.02	.85	.60
Net gain (loss) on investments (realized and unrealized)	(18.64)	13.43	40.58	(27.62)	(2.17)	7.41
Total from investment operations	(18.10)	14.32	41.28	(26.60)	(1.32)	8.01
Less distributions from:
Net investment income	—	(2.28)	(.70)	(.82)	(1.14)	(.27)
Net realized gains	—	—	—	—	(4.93)	(.70)
Total distributions	—	(2.28)	(.70)	(.82)	(6.07)	(.97)
Net asset value, end of period	$83.17	$101.27	$89.23	$48.65	$76.07	$83.46

Total Return[c]	(17.87%)	16.26%	85.10%	(35.38%)	(1.26%)	10.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,945	$3,600	$2,925	$1,716	$3,518	$6,108
Ratios to average net assets:
Net investment income (loss)	1.14%	0.94%	1.06%	1.32%	1.01%	0.74%
Total expenses	1.55%	1.51%	1.60%	1.63%	1.61%	1.53%
Portfolio turnover rate	298%	823%	1,207%	254%	190%	252%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$83.72	$74.69	$41.11	$64.87	$72.64	$67.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.14	.18	.17	.12	(.03)
Net gain (loss) on investments (realized and unrealized)	(15.39)	11.17	34.10	(23.11)	(1.82)	6.51
Total from investment operations	(15.22)	11.31	34.28	(22.94)	(1.70)	6.48
Less distributions from:
Net investment income	—	(2.28)	(.70)	(.82)	(1.14)	(.27)
Net realized gains	—	—	—	—	(4.93)	(.70)
Total distributions	—	(2.28)	(.70)	(.82)	(6.07)	(.97)
Net asset value, end of period	$68.50	$83.72	$74.69	$41.11	$64.87	$72.64

Total Return[c]	(18.18%)	15.40%	83.72%	(35.87%)	(2.00%)	9.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$996	$1,484	$1,805	$1,321	$2,340	$4,058
Ratios to average net assets:
Net investment income (loss)	0.43%	0.17%	0.32%	0.26%	0.17%	(0.05%)
Total expenses	2.30%	2.26%	2.35%	2.38%	2.36%	2.28%
Portfolio turnover rate	298%	823%	1,207%	254%	190%	252%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$101.75	$89.64	$48.87	$76.39	$83.78	$76.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.53	.98	.84	.96	.81	.57
Net gain (loss) on investments (realized and unrealized)	(18.73)	13.41	40.63	(27.66)	(2.13)	7.47
Total from investment operations	(18.20)	14.39	41.47	(26.70)	(1.32)	8.04
Less distributions from:
Net investment income	—	(2.28)	(.70)	(.82)	(1.14)	(.27)
Net realized gains	—	—	—	—	(4.93)	(.70)
Total distributions	—	(2.28)	(.70)	(.82)	(6.07)	(.97)
Net asset value, end of period	$83.55	$101.75	$89.64	$48.87	$76.39	$83.78

Total Return	(17.89%)	16.26%	85.15%	(35.38%)	(1.25%)	10.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,505	$164,615	$52,797	$5,422	$43,352	$59,536
Ratios to average net assets:
Net investment income (loss)	1.09%	1.01%	1.17%	1.22%	0.97%	0.70%
Total expenses	1.55%	1.52%	1.58%	1.63%	1.61%	1.53%
Portfolio turnover rate	298%	823%	1,207%	254%	190%	252%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Shockwave Medical, Inc.	7.6%
Dick’s Sporting Goods, Inc.	2.5%
Navient Corp.	2.5%
Steel Dynamics, Inc.	2.3%
Louisiana-Pacific Corp.	2.3%
SLM Corp.	2.2%
Jefferies Financial Group, Inc.	2.1%
Matador Resources Co.	2.1%
Celsius Holdings, Inc.	1.9%
Cleveland-Cliffs, Inc.	1.8%
Top Ten Total	27.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(18.08%)	(24.71%)	2.20%	5.87%
A-Class Shares with sales charge‡	(21.97%)	(28.28%)	1.21%	5.35%
C-Class Shares	(18.40%)	(25.28%)	1.44%	5.08%
C-Class Shares with CDSC§	(19.22%)	(25.93%)	1.44%	5.08%
H-Class Shares	(18.10%)	(24.73%)	2.20%	5.87%
S&P MidCap 400 Pure Growth Index	(17.56%)	(23.56%)	3.74%	7.34%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 27.5%
Shockwave Medical, Inc.*	8,139	$2,263,212
Celsius Holdings, Inc.*	6,146	557,319
Option Care Health, Inc.*	15,031	473,026
Medpace Holdings, Inc.*	2,722	427,817
Repligen Corp.*	2,104	393,680
Neurocrine Biosciences, Inc.*	3,074	326,489
FTI Consulting, Inc.*	1,958	324,460
Tenet Healthcare Corp.*	6,283	324,077
Inari Medical, Inc.*	4,394	319,180
Paylocity Holding Corp.*	1,181	285,306
Coca-Cola Consolidated, Inc.	566	233,039
STAAR Surgical Co.*	3,288	231,968
Omnicell, Inc.*	2,599	226,191
ASGN, Inc.*	2,223	200,893
Avis Budget Group, Inc.*	1,331	197,600
Darling Ingredients, Inc.*	2,927	193,621
Service Corporation International	3,265	188,521
Bruker Corp.	3,532	187,408
Azenta, Inc.	4,348	186,355
Tandem Diabetes Care, Inc.*	3,665	175,370
QuidelOrtho Corp.*	2,097	149,894
Arrowhead Pharmaceuticals, Inc.*	4,211	139,174
GXO Logistics, Inc.*	3,608	126,497
Syneos Health, Inc.*	2,029	95,667
Total Consumer, Non-cyclical		8,226,764

Financial - 17.8%
Navient Corp.	50,987	748,999
SLM Corp.	46,497	650,493
Jefferies Financial Group, Inc.	21,512	634,604
Pinnacle Financial Partners, Inc.	5,383	436,561
Evercore, Inc. — Class A	4,412	362,887
East West Bancorp, Inc.	4,756	319,318
Stifel Financial Corp.	5,788	300,455
Life Storage, Inc. REIT	2,565	284,099
UMB Financial Corp.	3,140	264,671
Kinsale Capital Group, Inc.	964	246,225
Affiliated Managers Group, Inc.	2,149	240,366
PacWest Bancorp	10,602	239,605
First Financial Bankshares, Inc.	5,169	216,219
National Storage Affiliates Trust REIT	4,851	201,704
Independence Realty Trust, Inc. REIT	10,894	182,257
Total Financial		5,328,463

Consumer, Cyclical - 15.6%
Dick’s Sporting Goods, Inc.	7,196	752,990
Williams-Sonoma, Inc.	3,384	398,804
Tempur Sealy International, Inc.	16,007	386,409
Deckers Outdoor Corp.*	1,185	370,443
Crocs, Inc.*	5,171	355,041
Fox Factory Holding Corp.*	4,271	337,751
Mattel, Inc.*	15,814	299,517
Wingstop, Inc.	2,118	265,640
Five Below, Inc.*	1,817	250,146
Churchill Downs, Inc.	1,268	233,502
Boyd Gaming Corp.	4,314	205,562
GameStop Corp. — Class A*,1	7,320	183,952
Brunswick Corp.	2,541	166,308
Light & Wonder, Inc. — Class A*	3,874	166,117
YETI Holdings, Inc.*	4,726	134,786
RH*	416	102,365
Scotts Miracle-Gro Co. — Class A	1,367	58,439
Total Consumer, Cyclical		4,667,772

Industrial - 12.1%
Louisiana-Pacific Corp.	13,260	678,780
Builders FirstSource, Inc.*	8,267	487,092
Axon Enterprise, Inc.*	2,828	327,341
Eagle Materials, Inc.	2,479	265,699
Saia, Inc.*	1,374	261,060
Carlisle Companies, Inc.	870	243,957
Valmont Industries, Inc.	839	225,372
TopBuild Corp.*	1,337	220,311
Trex Company, Inc.*	4,385	192,677
Chart Industries, Inc.*	953	175,686
Watts Water Technologies, Inc. — Class A	1,144	143,835
Vicor Corp.*	2,310	136,613
Tetra Tech, Inc.	1,040	133,671
Simpson Manufacturing Company, Inc.	1,456	114,150
Total Industrial		3,606,244

Energy - 8.3%
Matador Resources Co.	12,598	616,294
Murphy Oil Corp.	15,139	532,439
Antero Midstream Corp.	57,576	528,547
Targa Resources Corp.	8,102	488,875
PDC Energy, Inc.	5,756	332,639
Total Energy		2,498,794

Technology - 8.3%
Concentrix Corp.	4,590	512,382
Dynatrace, Inc.*	11,311	393,736
Qualys, Inc.*	1,824	254,247
Power Integrations, Inc.	3,504	225,377
Maximus, Inc.	3,827	221,469
Teradata Corp.*	6,784	210,711
ExlService Holdings, Inc.*	1,308	192,747
Lattice Semiconductor Corp.*	3,801	187,047
Silicon Laboratories, Inc.*	1,204	148,622
Synaptics, Inc.*	684	67,723
SiTime Corp.*	798	62,826
Total Technology		2,476,887

Basic Materials - 8.0%
Steel Dynamics, Inc.	9,593	680,624
Cleveland-Cliffs, Inc.*	40,132	540,578
MP Materials Corp.*	16,944	462,571
Olin Corp.	7,470	320,313
Valvoline, Inc.	9,411	238,475
Avient Corp.	5,010	151,803
Total Basic Materials		2,394,364

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
Communications - 1.9%
Calix, Inc.*	6,704	$409,882
Ziff Davis, Inc.*	2,218	151,889
Total Communications		561,771

Total Common Stocks
(Cost $28,686,504)		29,761,059

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$43,284	43,284
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	16,647	16,647
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	16,155	16,155
Total Repurchase Agreements
(Cost $76,086)		76,086

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	144,352	144,352
Total Securities Lending Collateral
(Cost $144,352)		144,352

Total Investments - 100.3%
(Cost $28,906,942)		$29,981,497
Other Assets & Liabilities, net - (0.3)%		(77,799)
Total Net Assets - 100.0%		$29,903,698

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,761,059	$—	$—	$29,761,059
Repurchase Agreements	—	76,086	—	76,086
Securities Lending Collateral	144,352	—	—	144,352
Total Assets	$29,905,411	$76,086	$—	$29,981,497

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $139,522 of securities loaned (cost $28,830,856)	$29,905,411
Repurchase agreements, at value (cost $76,086)	76,086
Receivables:
Securities sold	327,848
Dividends	10,159
Fund shares sold	2,483
Securities lending income	806
Interest	6
Total assets	30,322,799

Liabilities:
Payable for:
Securities purchased	192,757
Return of securities lending collateral	144,352
Management fees	20,839
Transfer agent and administrative fees	12,752
Distribution and service fees	8,020
Portfolio accounting/administration fees	4,237
Fund shares redeemed	2,398
Trustees’ fees*	550
Miscellaneous	33,196
Total liabilities	419,101
Net assets	$29,903,698

Net assets consist of:
Paid in capital	$31,354,614
Total distributable earnings (loss)	(1,450,916)
Net assets	$29,903,698

A-Class:
Net assets	$6,193,505
Capital shares outstanding	141,417
Net asset value per share	$43.80
Maximum offering price per share (Net asset value divided by 95.25%)	$45.97

C-Class:
Net assets	$1,389,646
Capital shares outstanding	39,808
Net asset value per share	$34.91

H-Class:
Net assets	$22,320,547
Capital shares outstanding	508,977
Net asset value per share	$43.85

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$220,535
Interest	1,422
Income from securities lending, net	13,934
Total investment income	235,891

Expenses:
Management fees	140,613
Distribution and service fees:
A-Class	9,026
C-Class	8,865
H-Class	35,629
Transfer agent and administrative fees	43,685
Portfolio accounting/administration fees	24,130
Professional fees	6,887
Trustees’ fees*	3,371
Custodian fees	2,750
Miscellaneous	21,574
Total expenses	296,530
Net investment loss	(60,639)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,976,566)
Net realized loss	(3,976,566)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,193,212)
Net change in unrealized appreciation (depreciation)	(3,193,212)
Net realized and unrealized loss	(7,169,778)
Net decrease in net assets resulting from operations	$(7,230,417)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(60,639)	$(674,248)
Net realized gain (loss) on investments	(3,976,566)	9,101,534
Net change in unrealized appreciation (depreciation) on investments	(3,193,212)	(12,682,247)
Net decrease in net assets resulting from operations	(7,230,417)	(4,254,961)

Distributions to shareholders:
A-Class	—	(1,107,287)
C-Class	—	(353,420)
H-Class	—	(4,816,461)
Total distributions to shareholders	—	(6,277,168)

Capital share transactions:
Proceeds from sale of shares
A-Class	711,188	1,342,069
C-Class	582,286	359,455
H-Class	46,212,529	28,660,742
Distributions reinvested
A-Class	—	1,084,346
C-Class	—	340,900
H-Class	—	4,776,710
Cost of shares redeemed
A-Class	(992,750)	(3,884,349)
C-Class	(864,604)	(2,119,462)
H-Class	(47,658,199)	(46,760,566)
Net decrease from capital share transactions	(2,009,550)	(16,200,155)
Net decrease in net assets	(9,239,967)	(26,732,284)

Net assets:
Beginning of period	39,143,665	65,875,949
End of period	$29,903,698	$39,143,665

Capital share activity:
Shares sold
A-Class	15,302	20,907
C-Class	15,660	6,579
H-Class	924,505	500,527
Shares issued from reinvestment of distributions
A-Class	—	18,230
C-Class	—	7,147
H-Class	—	80,186
Shares redeemed
A-Class	(21,559)	(65,813)
C-Class	(23,149)	(41,414)
H-Class	(961,347)	(816,439)
Net decrease in shares	(50,588)	(290,090)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.47	$64.65	$33.77	$45.88	$54.96	$50.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.69)	(.57)	(.32)	(.30)	(.41)
Net gain (loss) on investments (realized and unrealized)	(9.59)	(3.86)	32.09	(11.79)	(2.39)	8.09
Total from investment operations	(9.67)	(4.55)	31.52	(12.11)	(2.69)	7.68
Less distributions from:
Net realized gains	—	(6.63)	(.64)	—	(6.39)	(3.56)
Total distributions	—	(6.63)	(.64)	—	(6.39)	(3.56)
Net asset value, end of period	$43.80	$53.47	$64.65	$33.77	$45.88	$54.96

Total Return[c]	(18.08%)	(8.07%)	93.55%	(26.39%)	(4.19%)	15.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,194	$7,895	$11,272	$4,556	$10,681	$11,327
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(1.09%)	(1.08%)	(0.72%)	(0.59%)	(0.77%)
Total expenses	1.55%	1.51%	1.59%	1.63%	1.62%	1.53%
Portfolio turnover rate	155%	125%	407%	190%	165%	160%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$42.78	$53.41	$28.17	$38.56	$47.66	$44.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.96)	(.78)	(.54)	(.62)	(.71)
Net gain (loss) on investments (realized and unrealized)	(7.66)	(3.04)	26.66	(9.85)	(2.09)	7.10
Total from investment operations	(7.87)	(4.00)	25.88	(10.39)	(2.71)	6.39
Less distributions from:
Net realized gains	—	(6.63)	(.64)	—	(6.39)	(3.56)
Total distributions	—	(6.63)	(.64)	—	(6.39)	(3.56)
Net asset value, end of period	$34.91	$42.78	$53.41	$28.17	$38.56	$47.66

Total Return[c]	(18.40%)	(8.76%)	92.12%	(26.95%)	(4.90%)	14.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,390	$2,023	$4,005	$3,956	$8,609	$14,046
Ratios to average net assets:
Net investment income (loss)	(1.07%)	(1.85%)	(1.82%)	(1.47%)	(1.37%)	(1.49%)
Total expenses	2.30%	2.26%	2.35%	2.38%	2.36%	2.28%
Portfolio turnover rate	155%	125%	407%	190%	165%	160%

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.54	$64.74	$33.82	$45.94	$55.03	$50.89
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.70)	(.56)	(.31)	(.34)	(.40)
Net gain (loss) on investments (realized and unrealized)	(9.62)	(3.87)	32.12	(11.81)	(2.36)	8.10
Total from investment operations	(9.69)	(4.57)	31.56	(12.12)	(2.70)	7.70
Less distributions from:
Net realized gains	—	(6.63)	(.64)	—	(6.39)	(3.56)
Total distributions	—	(6.63)	(.64)	—	(6.39)	(3.56)
Net asset value, end of period	$43.85	$53.54	$64.74	$33.82	$45.94	$55.03

Total Return	(18.10%)	(8.09%)	93.53%	(26.38%)	(4.19%)	15.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,321	$29,225	$50,599	$27,848	$47,929	$73,714
Ratios to average net assets:
Net investment income (loss)	(0.28%)	(1.10%)	(1.06%)	(0.71%)	(0.64%)	(0.74%)
Total expenses	1.55%	1.51%	1.59%	1.63%	1.61%	1.53%
Portfolio turnover rate	155%	125%	407%	190%	165%	160%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Unum Group	4.3%
HF Sinclair Corp.	4.2%
Reinsurance Group of America, Inc. — Class A	3.1%
Avnet, Inc.	2.4%
Alleghany Corp.	2.2%
United States Steel Corp.	2.0%
Commercial Metals Co.	1.9%
Graham Holdings Co. — Class B	1.7%
CNO Financial Group, Inc.	1.6%
Ryder System, Inc.	1.6%
Top Ten Total	25.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(16.45%)	(12.00%)	4.26%	8.35%
A-Class Shares with sales charge‡	(20.43%)	(16.17%)	3.25%	7.83%
C-Class Shares	(16.77%)	(12.67%)	3.48%	7.54%
C-Class Shares with CDSC§	(17.60%)	(13.49%)	3.48%	7.54%
H-Class Shares	(16.46%)	(12.00%)	4.25%	8.34%
S&P MidCap 400 Pure Value Index	(15.63%)	(10.19%)	6.48%	10.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Financial - 32.9%
Unum Group	8,928	$346,406
Reinsurance Group of America, Inc. — Class A	2,000	251,620
Alleghany Corp.*	216	181,304
CNO Financial Group, Inc.	7,238	130,067
Kemper Corp.	2,944	121,470
Voya Financial, Inc.	1,995	120,698
Old Republic International Corp.	5,672	118,715
First Horizon Corp.	4,517	103,439
Hanover Insurance Group, Inc.	799	102,384
FNB Corp.	7,482	86,791
Fulton Financial Corp.	5,153	81,417
Associated Banc-Corp.	4,045	81,224
MGIC Investment Corp.	6,172	79,125
Texas Capital Bancshares, Inc.*	1,323	78,097
Annaly Capital Management, Inc. REIT	3,981	68,314
United Bankshares, Inc.	1,817	64,958
Cadence Bank	2,423	61,568
New York Community Bancorp, Inc.	7,031	59,974
Selective Insurance Group, Inc.	691	56,247
Prosperity Bancshares, Inc.	831	55,411
Old National Bancorp	3,339	54,993
International Bancshares Corp.	1,246	52,955
Essent Group Ltd.	1,512	52,723
Bread Financial Holdings, Inc.	1,507	47,395
RenaissanceRe Holdings Ltd.	333	46,750
Washington Federal, Inc.	1,502	45,030
SL Green Realty Corp. REIT	1,070	42,971
Sabra Health Care REIT, Inc.	2,970	38,967
Valley National Bancorp	3,517	37,984
Total Financial		2,668,997

Consumer, Cyclical - 20.3%
Taylor Morrison Home Corp. — Class A*	5,262	122,710
Murphy USA, Inc.	440	120,960
Foot Locker, Inc.	3,595	111,912
Lithia Motors, Inc. — Class A	485	104,057
Univar Solutions, Inc.*	4,275	97,213
Thor Industries, Inc.	1,315	92,024
Adient plc*	3,227	89,549
KB Home	3,250	84,240
Kohl’s Corp.	3,145	79,097
PVH Corp.	1,703	76,294
Lear Corp.	607	72,652
Goodyear Tire & Rubber Co.*	6,994	70,569
Dana, Inc.	5,892	67,346
Gap, Inc.	8,178	67,141
Macy’s, Inc.	4,089	64,075
Nu Skin Enterprises, Inc. — Class A	1,591	53,092
BJ’s Wholesale Club Holdings, Inc.*	712	51,841
Toll Brothers, Inc.	1,140	47,880
Topgolf Callaway Brands Corp.*	2,410	46,417
Nordstrom, Inc.	2,295	38,395
Harley-Davidson, Inc.	992	34,601
JetBlue Airways Corp.*	4,981	33,024
MillerKnoll, Inc.	1,242	19,375
Total Consumer, Cyclical		1,644,464

Industrial - 17.3%
Avnet, Inc.	5,298	191,364
Ryder System, Inc.	1,672	126,219
Greif, Inc. — Class A	1,933	115,149
Arrow Electronics, Inc.*	1,197	110,351
TD SYNNEX Corp.	1,171	95,073
Worthington Industries, Inc.	2,104	80,247
Fluor Corp.*	2,812	69,990
MDU Resources Group, Inc.	2,504	68,484
Vishay Intertechnology, Inc.	3,702	65,859
EMCOR Group, Inc.	483	55,777
AGCO Corp.	558	53,663
Owens Corning	639	50,232
Kirby Corp.*	749	45,517
Silgan Holdings, Inc.	1,073	45,109
XPO Logistics, Inc.*	819	36,462
Knight-Swift Transportation Holdings, Inc.	739	36,159
EnerSys	597	34,727
Terex Corp.	1,082	32,179
Werner Enterprises, Inc.	806	30,306
Oshkosh Corp.	431	30,295
Timken Co.	505	29,815
Total Industrial		1,402,977

Consumer, Non-cyclical - 8.7%
Graham Holdings Co. — Class B	264	142,027
Sprouts Farmers Market, Inc.*	4,067	112,859
Performance Food Group Co.*	2,291	98,399
ManpowerGroup, Inc.	1,323	85,585
Perrigo Company plc	2,258	80,520
Patterson Companies, Inc.	3,194	76,720
Pilgrim’s Pride Corp.*	3,056	70,349
Ingredion, Inc.	477	38,408
Total Consumer, Non-cyclical		704,867

Basic Materials - 6.3%
United States Steel Corp.	9,095	164,802
Commercial Metals Co.	4,336	153,841
Reliance Steel & Aluminum Co.	690	120,343
Cabot Corp.	789	50,409
Chemours Co.	1,092	26,918
Total Basic Materials		516,313

Energy - 5.8%
HF Sinclair Corp.	6,276	337,900
NOV, Inc.	6,246	101,060
Equitrans Midstream Corp.	4,058	30,354
Total Energy		469,314

Utilities - 4.8%
Southwest Gas Holdings, Inc.	1,109	77,353
Spire, Inc.	1,212	75,544
UGI Corp.	1,661	53,700

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
NorthWestern Corp.	926	$45,633
Portland General Electric Co.	866	37,636
ONE Gas, Inc.	518	36,462
ALLETE, Inc.	681	34,084
Hawaiian Electric Industries, Inc.	890	30,848
Total Utilities		391,260

Technology - 3.3%
Xerox Holdings Corp.	9,642	126,117
Science Applications International Corp.	754	66,676
CACI International, Inc. — Class A*	175	45,686
Kyndryl Holdings, Inc.*	3,626	29,987
Total Technology		268,466

Communications - 0.5%
Viasat, Inc.*	1,369	41,385

Total Common Stocks
(Cost $8,284,760)		8,108,043

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$23,618	23,618
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	9,084	9,084
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	8,815	8,815
Total Repurchase Agreements
(Cost $41,517)		41,517

Total Investments - 100.4%
(Cost $8,326,277)		$8,149,560
Other Assets & Liabilities, net - (0.4)%		(34,554)
Total Net Assets - 100.0%		$8,115,006

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,108,043	$—	$—	$8,108,043
Repurchase Agreements	—	41,517	—	41,517
Total Assets	$8,108,043	$41,517	$—	$8,149,560

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $8,284,760)	$8,108,043
Repurchase agreements, at value (cost $41,517)	41,517
Cash	123
Receivables:
Dividends	14,544
Fund shares sold	6,194
Total assets	8,170,421

Liabilities:
Payable for:
Fund shares redeemed	19,282
Management fees	6,777
Transfer agent and administrative fees	4,363
Licensing fees	3,018
Distribution and service fees	2,558
Portfolio accounting/administration fees	1,378
Trustees’ fees*	327
Miscellaneous	17,712
Total liabilities	55,415
Net assets	$8,115,006

Net assets consist of:
Paid in capital	$8,665,838
Total distributable earnings (loss)	(550,832)
Net assets	$8,115,006

A-Class:
Net assets	$1,006,999
Capital shares outstanding	17,060
Net asset value per share	$59.03
Maximum offering price per share (Net asset value divided by 95.25%)	$61.96

C-Class:
Net assets	$412,760
Capital shares outstanding	8,260
Net asset value per share	$49.97

H-Class:
Net assets	$6,695,247
Capital shares outstanding	113,616
Net asset value per share	$58.93

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$246,506
Interest	606
Income from securities lending, net	27
Total investment income	247,139

Expenses:
Management fees	67,649
Distribution and service fees:
A-Class	1,419
C-Class	2,409
H-Class	20,529
Transfer agent and administrative fees	22,844
Portfolio accounting/administration fees	10,883
Trustees’ fees*	3,522
Professional fees	2,752
Custodian fees	1,539
Miscellaneous	7,998
Total expenses	141,544
Net investment income	105,595

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,150,865)
Net realized loss	(1,150,865)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,859,717)
Net change in unrealized appreciation (depreciation)	(1,859,717)
Net realized and unrealized loss	(3,010,582)
Net decrease in net assets resulting from operations	$(2,904,987)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$105,595	$356,229
Net realized gain (loss) on investments	(1,150,865)	21,578,814
Net change in unrealized appreciation (depreciation) on investments	(1,859,717)	(21,123,480)
Net increase (decrease) in net assets resulting from operations	(2,904,987)	811,563

Distributions to shareholders:
A-Class	—	(93,147)
C-Class	—	(51,807)
H-Class	—	(2,191,285)
Total distributions to shareholders	—	(2,336,239)

Capital share transactions:
Proceeds from sale of shares
A-Class	184,674	1,769,648
C-Class	260,662	1,327,108
H-Class	142,287,423	185,241,615
Distributions reinvested
A-Class	—	93,147
C-Class	—	51,420
H-Class	—	2,183,880
Cost of shares redeemed
A-Class	(363,626)	(2,296,828)
C-Class	(246,510)	(2,546,887)
H-Class	(161,135,390)	(312,091,871)
Net decrease from capital share transactions	(19,012,767)	(126,268,768)
Net decrease in net assets	(21,917,754)	(127,793,444)

Net assets:
Beginning of period	30,032,760	157,826,204
End of period	$8,115,006	$30,032,760

Capital share activity:
Shares sold
A-Class	2,759	23,825
C-Class	4,637	20,517
H-Class	2,174,368	2,540,885
Shares issued from reinvestment of distributions
A-Class	—	1,336
C-Class	—	866
H-Class	—	31,387
Shares redeemed
A-Class	(5,520)	(31,957)
C-Class	(4,590)	(41,033)
H-Class	(2,459,668)	(4,375,648)
Net decrease in shares	(288,014)	(1,829,822)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.65	$70.16	$30.53	$51.62	$53.32	$51.39
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.40	.20	.34	(.04)	.02
Net gain (loss) on investments (realized and unrealized)	(11.92)	4.22	39.45	(21.43)	(.17)	2.89
Total from investment operations	(11.62)	4.62	39.65	(21.09)	(.21)	2.91
Less distributions from:
Net investment income	—	(.86)	(.02)	—	(.02)	—
Net realized gains	—	(3.27)	—	—	(1.47)	(.98)
Total distributions	—	(4.13)	(.02)	—	(1.49)	(.98)
Net asset value, end of period	$59.03	$70.65	$70.16	$30.53	$51.62	$53.32

Total Return[c]	(16.45%)	6.67%	129.91%	(40.86%)	(0.16%)	5.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,007	$1,400	$1,868	$749	$1,203	$1,084
Ratios to average net assets:
Net investment income (loss)	0.91%	0.55%	0.41%	0.68%	(0.07%)	0.03%
Total expenses	1.55%	1.51%	1.59%	1.63%	1.62%	1.54%
Portfolio turnover rate	603%	252%	454%	993%	558%	506%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$60.04	$60.66	$26.59	$45.31	$47.35	$46.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.13)	(.13)	(.05)	(.41)	(.29)
Net gain (loss) on investments (realized and unrealized)	(10.12)	3.64	34.22	(18.67)	(.14)	2.54
Total from investment operations	(10.07)	3.51	34.09	(18.72)	(.55)	2.25
Less distributions from:
Net investment income	—	(.86)	(.02)	—	(.02)	—
Net realized gains	—	(3.27)	—	—	(1.47)	(.98)
Total distributions	—	(4.13)	(.02)	—	(1.49)	(.98)
Net asset value, end of period	$49.97	$60.04	$60.66	$26.59	$45.31	$47.35

Total Return[c]	(16.77%)	5.86%	128.24%	(41.32%)	(0.88%)	4.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413	$493	$1,690	$708	$1,842	$1,859
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.21%)	(0.30%)	(0.12%)	(0.85%)	(0.62%)
Total expenses	2.30%	2.26%	2.34%	2.37%	2.37%	2.28%
Portfolio turnover rate	603%	252%	454%	993%	558%	506%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.54	$70.05	$30.48	$51.54	$53.25	$51.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	.35	.31	.20	(.07)	.04
Net gain (loss) on investments (realized and unrealized)	(12.01)	4.27	39.28	(21.26)	(.15)	2.86
Total from investment operations	(11.61)	4.62	39.59	(21.06)	(.22)	2.90
Less distributions from:
Net investment income	—	(.86)	(.02)	—	(.02)	—
Net realized gains	—	(3.27)	—	—	(1.47)	(.98)
Total distributions	—	(4.13)	(.02)	—	(1.49)	(.98)
Net asset value, end of period	$58.93	$70.54	$70.05	$30.48	$51.54	$53.25

Total Return	(16.46%)	6.68%	129.92%	(40.86%)	(0.16%)	5.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,695	$28,139	$154,269	$1,618	$10,928	$7,888
Ratios to average net assets:
Net investment income (loss)	1.22%	0.48%	0.51%	0.39%	(0.13%)	0.08%
Total expenses	1.55%	1.51%	1.54%	1.63%	1.62%	1.53%
Portfolio turnover rate	603%	252%	454%	993%	558%	506%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Dynavax Technologies Corp.	2.1%
Vir Biotechnology, Inc.	2.1%
Encore Wire Corp.	1.9%
XPEL, Inc.	1.8%
Dorian LPG Ltd.	1.7%
First BanCorp	1.7%
Cross Country Healthcare, Inc.	1.6%
B Riley Financial, Inc.	1.6%
Hibbett, Inc.	1.6%
ServisFirst Bancshares, Inc.	1.4%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(22.23%)	(31.26%)	(0.80%)	6.01%
A-Class Shares with sales charge‡	(25.93%)	(34.52%)	(1.76%)	5.49%
C-Class Shares	(22.50%)	(31.78%)	(1.54%)	5.21%
C-Class Shares with CDSC§	(23.28%)	(32.20%)	(1.54%)	5.21%
H-Class Shares	(22.30%)	(31.32%)	(0.81%)	5.99%
S&P SmallCap 600 Pure Growth Index	(21.70%)	(30.27%)	0.96%	7.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 28.8%
Dynavax Technologies Corp.*	7,159	$74,740
Vir Biotechnology, Inc.*	3,874	74,691
Cross Country Healthcare, Inc.*	2,054	58,272
Avid Bioservices, Inc.*	2,534	48,450
MGP Ingredients, Inc.	455	48,303
Catalyst Pharmaceuticals, Inc.*	3,621	46,457
United Natural Foods, Inc.*	1,255	43,134
AMN Healthcare Services, Inc.*	405	42,914
Fulgent Genetics, Inc.*	1,107	42,199
Simply Good Foods Co.*	1,291	41,299
Innoviva, Inc.*	3,386	39,311
Cara Therapeutics, Inc.*	3,242	30,345
uniQure N.V.*	1,512	28,365
Collegium Pharmaceutical, Inc.*	1,736	27,811
AngioDynamics, Inc.*	1,290	26,393
Ligand Pharmaceuticals, Inc. — Class B*	283	24,369
Arcus Biosciences, Inc.*	913	23,884
Organogenesis Holdings, Inc.*	7,353	23,824
Supernus Pharmaceuticals, Inc.*	697	23,593
Inter Parfums, Inc.	301	22,714
iTeos Therapeutics, Inc.*	1,156	22,022
CorVel Corp.*	150	20,765
Korn Ferry	434	20,376
Heidrick & Struggles International, Inc.	760	19,752
Vericel Corp.*	758	17,586
BioLife Solutions, Inc.*	745	16,949
Zynex, Inc.	1,754	15,909
Alarm.com Holdings, Inc.*	241	15,631
Vector Group Ltd.	1,769	15,585
Medifast, Inc.	143	15,496
Joint Corp.*	939	14,751
Xencor, Inc.*	546	14,185
RadNet, Inc.*	657	13,370
Community Health Systems, Inc.*	4,432	9,529
Heska Corp.*	92	6,709
Total Consumer, Non-cyclical		1,029,683

Financial - 22.1%
First BanCorp	4,375	59,850
B Riley Financial, Inc.	1,268	56,451
ServisFirst Bancshares, Inc.	635	50,800
Flagstar Bancorp, Inc.	1,371	45,791
Piper Sandler Cos.	433	45,352
Customers Bancorp, Inc.*	1,439	42,422
Palomar Holdings, Inc.*	459	38,427
Preferred Bank/Los Angeles CA	584	38,094
Enova International, Inc.*	1,226	35,885
Pathward Financial, Inc.	1,027	33,850
Veritex Holdings, Inc.	1,095	29,116
Walker & Dunlop, Inc.	347	29,054
St. Joe Co.	904	28,955
Triumph Bancorp, Inc.*	524	28,479
Axos Financial, Inc.*	822	28,137
Bancorp, Inc.*	1,274	28,003
HomeStreet, Inc.	929	26,765
Virtus Investment Partners, Inc.	154	24,566
World Acceptance Corp.*	228	22,075
Innovative Industrial Properties, Inc. REIT	223	19,736
Redwood Trust, Inc. REIT	3,272	18,781
HCI Group, Inc.	464	18,189
NexPoint Residential Trust, Inc. REIT	323	14,926
Brightsphere Investment Group, Inc.	882	13,151
Trupanion, Inc.*	186	11,054
Douglas Elliman, Inc.	866	3,551
Total Financial		791,460

Industrial - 14.0%
Encore Wire Corp.	597	68,977
Dorian LPG Ltd.	4,501	61,079
Comfort Systems USA, Inc.	497	48,373
Mueller Industries, Inc.	806	47,908
MYR Group, Inc.*	521	44,144
UFP Industries, Inc.	593	42,791
NV5 Global, Inc.*	286	35,413
Fabrinet*	299	28,540
Matson, Inc.	453	27,868
Insteel Industries, Inc.	1,016	26,955
ArcBest Corp.	363	26,401
Advanced Energy Industries, Inc.	226	17,495
Sturm Ruger & Company, Inc.	332	16,862
Triumph Group, Inc.*	934	8,023
Total Industrial		500,829

Consumer, Cyclical - 12.9%
XPEL, Inc.*	1,023	65,922
Hibbett, Inc.	1,130	56,285
MarineMax, Inc.*	1,101	32,799
Century Communities, Inc.	753	32,213
Signet Jewelers Ltd.	562	32,141
Vista Outdoor, Inc.*	1,319	32,078
Shoe Carnival, Inc.	1,363	29,223
Movado Group, Inc.	958	26,996
Buckle, Inc.	851	26,943
LGI Homes, Inc.*	319	25,957
Boot Barn Holdings, Inc.*	414	24,203
Cavco Industries, Inc.*	97	19,959
Sleep Number Corp.*	519	17,547
Installed Building Products, Inc.	189	15,307
Children’s Place, Inc.*	406	12,541
Gentherm, Inc.*	186	9,250
Total Consumer, Cyclical		459,364

Technology - 9.5%
Kulicke & Soffa Industries, Inc.	1,169	45,041
Onto Innovation, Inc.*	621	39,775
MaxLinear, Inc. — Class A*	894	29,162
Axcelis Technologies, Inc.*	471	28,524
Rambus, Inc.*	1,014	25,776
Veeco Instruments, Inc.*	1,326	24,292
Diodes, Inc.*	357	23,173
Donnelley Financial Solutions, Inc.*	573	21,184

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Digital Turbine, Inc.*	1,334	$19,223
SPS Commerce, Inc.*	154	19,131
Ultra Clean Holdings, Inc.*	733	18,875
Apollo Medical Holdings, Inc.*	385	15,015
3D Systems Corp.*	1,445	11,531
TTEC Holdings, Inc.	227	10,059
Diebold Nixdorf, Inc.*	2,991	7,298
Total Technology		338,059

Communications - 8.0%
Clearfield, Inc.*	463	48,448
TechTarget, Inc.*	689	40,789
A10 Networks, Inc.	2,122	28,159
Extreme Networks, Inc.*	2,114	27,630
Harmonic, Inc.*	1,960	25,617
Thryv Holdings, Inc.*	1,076	24,565
Liquidity Services, Inc.*	1,506	24,487
Perficient, Inc.*	350	22,757
OptimizeRx Corp.*	1,128	16,717
ADTRAN Holdings, Inc.	782	15,312
Shutterstock, Inc.	206	10,335
Total Communications		284,816

Energy - 3.2%
Civitas Resources, Inc.	833	47,806
SM Energy Co.	694	26,101
Callon Petroleum Co.*	669	23,422
Ranger Oil Corp. — Class A	534	16,794
Total Energy		114,123

Basic Materials - 1.0%
Rogers Corp.*	96	23,221
Balchem Corp.	99	12,036
Total Basic Materials		35,257

Total Common Stocks
(Cost $3,200,115)		3,553,591

	Face Amount
REPURCHASE AGREEMENTS††,1 - 1.9%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$38,817	38,817
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	14,930	14,930
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	14,488	14,488
Total Repurchase Agreements
(Cost $68,235)		68,235

Total Investments - 101.4%
(Cost $3,268,350)		$3,621,826
Other Assets & Liabilities, net - (1.4)%		(49,438)
Total Net Assets - 100.0%		$3,572,388

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,553,591	$—	$—	$3,553,591
Repurchase Agreements	—	68,235	—	68,235
Total Assets	$3,553,591	$68,235	$—	$3,621,826

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $3,200,115)	$3,553,591
Repurchase agreements, at value (cost $68,235)	68,235
Receivables:
Securities sold	27,407
Dividends	3,271
Fund shares sold	700
Securities lending income	17
Interest	6
Total assets	3,653,227

Liabilities:
Payable for:
Securities purchased	34,057
Management fees	10,239
Transfer agent and administrative fees	8,541
Fund shares redeemed	5,605
Distribution and service fees	3,794
Portfolio accounting/administration fees	2,082
Trustees’ fees*	278
Miscellaneous	16,243
Total liabilities	80,839
Net assets	$3,572,388

Net assets consist of:
Paid in capital	$3,117,660
Total distributable earnings (loss)	454,728
Net assets	$3,572,388

A-Class:
Net assets	$1,046,274
Capital shares outstanding	25,310
Net asset value per share	$41.34
Maximum offering price per share (Net asset value divided by 95.25%)	$43.40

C-Class:
Net assets	$325,976
Capital shares outstanding	9,933
Net asset value per share	$32.82

H-Class:
Net assets	$2,200,138
Capital shares outstanding	53,273
Net asset value per share	$41.30

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $329)	$138,917
Interest	952
Income from securities lending, net	137
Total investment income	140,006

Expenses:
Management fees	65,728
Distribution and service fees:
A-Class	1,766
C-Class	3,009
H-Class	19,391
Transfer agent and administrative fees	18,162
Portfolio accounting/administration fees	12,602
Professional fees	3,584
Custodian fees	1,201
Trustees’ fees*	936
Miscellaneous	10,983
Total expenses	137,362
Net investment income	2,644

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	310,535
Net realized gain	310,535
Net change in unrealized appreciation (depreciation) on:
Investments	(18,025)
Net change in unrealized appreciation (depreciation)	(18,025)
Net realized and unrealized gain	292,510
Net increase in net assets resulting from operations	$295,154

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,644	$(111,248)
Net realized gain on investments	310,535	5,969,879
Net change in unrealized appreciation (depreciation) on investments	(18,025)	(6,844,889)
Net increase (decrease) in net assets resulting from operations	295,154	(986,258)

Distributions to shareholders:
A-Class	—	(706,703)
C-Class	—	(332,554)
H-Class	—	(1,437,234)
Total distributions to shareholders	—	(2,476,491)

Capital share transactions:
Proceeds from sale of shares
A-Class	508,725	454,336
C-Class	384,796	282,551
H-Class	99,745,454	74,459,393
Distributions reinvested
A-Class	—	688,403
C-Class	—	307,513
H-Class	—	1,413,171
Cost of shares redeemed
A-Class	(521,992)	(2,264,411)
C-Class	(403,342)	(2,016,862)
H-Class	(101,638,135)	(95,507,267)
Net decrease from capital share transactions	(1,924,494)	(22,183,173)
Net decrease in net assets	(1,629,340)	(25,645,922)

Net assets:
Beginning of period	5,201,728	30,847,650
End of period	$3,572,388	$5,201,728

Capital share activity:
Shares sold
A-Class	11,085	6,045
C-Class	10,502	3,513
H-Class	2,181,693	824,847
Shares issued from reinvestment of distributions
A-Class	—	11,319
C-Class	—	6,331
H-Class	—	23,239
Shares redeemed
A-Class	(12,229)	(29,551)
C-Class	(11,984)	(28,440)
H-Class	(2,190,735)	(1,066,823)
Net decrease in shares	(11,668)	(249,520)

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.16	$89.23	$43.85	$65.22	$71.79	$65.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.70)	(.62)	(.44)	(.70)	(.63)
Net gain (loss) on investments (realized and unrealized)	(11.86)[d]	(5.41)	46.00	(20.93)	(.94)	9.35
Total from investment operations	(11.82)	(6.11)	45.38	(21.37)	(1.64)	8.72
Less distributions from:
Net realized gains	—	(29.96)	—	—	(4.93)	(2.51)
Total distributions	—	(29.96)	—	—	(4.93)	(2.51)
Net asset value, end of period	$41.34	$53.16	$89.23	$43.85	$65.22	$71.79

Total Return[c]	(22.23%)	(11.08%)	103.49%	(32.77%)	(2.34%)	13.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,046	$1,406	$3,448	$1,169	$2,397	$1,857
Ratios to average net assets:
Net investment income (loss)	0.18%	(0.88%)	(0.86%)	(0.69%)	(0.93%)	(0.91%)
Total expenses	1.55%	1.51%	1.58%	1.63%	1.62%	1.53%
Portfolio turnover rate	452%	707%	752%	628%	421%	643%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$42.35	$77.59	$38.41	$57.57	$64.43	$59.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(1.17)	(.96)	(.79)	(1.16)	(.96)
Net gain (loss) on investments (realized and unrealized)	(9.41)[d]	(4.11)	40.14	(18.37)	(.77)	8.35
Total from investment operations	(9.53)	(5.28)	39.18	(19.16)	(1.93)	7.39
Less distributions from:
Net realized gains	—	(29.96)	—	—	(4.93)	(2.51)
Total distributions	—	(29.96)	—	—	(4.93)	(2.51)
Net asset value, end of period	$32.82	$42.35	$77.59	$38.41	$57.57	$64.43

Total Return[c]	(22.50%)	(11.75%)	102.00%	(33.28%)	(3.06%)	12.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$326	$483	$2,329	$678	$1,252	$2,354
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(1.69%)	(1.59%)	(1.43%)	(1.70%)	(1.52%)
Total expenses	2.30%	2.26%	2.33%	2.38%	2.36%	2.28%
Portfolio turnover rate	452%	707%	752%	628%	421%	643%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.15	$89.21	$43.84	$65.21	$71.78	$65.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.81)	(.86)	(.40)	(.77)	(.55)
Net gain (loss) on investments (realized and unrealized)	(11.86)[d]	(5.29)	46.23	(20.97)	(.87)	9.26
Total from investment operations	(11.85)	(6.10)	45.37	(21.37)	(1.64)	8.71
Less distributions from:
Net realized gains	—	(29.96)	—	—	(4.93)	(2.51)
Total distributions	—	(29.96)	—	—	(4.93)	(2.51)
Net asset value, end of period	$41.30	$53.15	$89.21	$43.84	$65.21	$71.78

Total Return	(22.30%)	(11.06%)	103.49%	(32.77%)	(2.33%)	13.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,200	$3,312	$25,071	$2,430	$7,525	$15,523
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.97%)	(1.05%)	(0.63%)	(0.99%)	(0.80%)
Total expenses	1.54%	1.51%	1.54%	1.63%	1.61%	1.53%
Portfolio turnover rate	452%	707%	752%	628%	421%	643%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market market value of the investments of the Fund.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
PBF Energy, Inc. — Class A	2.3%
Seneca Foods Corp. — Class A	1.6%
United Fire Group, Inc.	1.6%
StoneX Group, Inc.	1.6%
Olympic Steel, Inc.	1.5%
GEO Group, Inc.	1.5%
SpartanNash Co.	1.5%
Sanmina Corp.	1.4%
Mercer International, Inc.	1.4%
Atlas Air Worldwide Holdings, Inc.	1.3%
Top Ten Total	15.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(21.14%)	(18.38%)	0.82%	5.33%
A-Class Shares with sales charge‡	(24.88%)	(22.26%)	(0.15%)	4.82%
C-Class Shares	(21.38%)	(19.00%)	0.08%	4.55%
C-Class Shares with CDSC§	(22.17%)	(19.81%)	0.08%	4.55%
H-Class Shares	(21.14%)	(18.38%)	0.82%	5.35%
S&P SmallCap 600 Pure Value Index	(20.36%)	(16.53%)	3.24%	7.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Financial - 22.2%
United Fire Group, Inc.	3,041	$87,368
StoneX Group, Inc.*	1,044	86,589
Genworth Financial, Inc. — Class A*	20,227	70,794
EZCORP, Inc. — Class A*	8,831	68,087
American Equity Investment Life Holding Co.	1,551	57,837
Mr Cooper Group, Inc.*	1,326	53,703
SiriusPoint Ltd.*	10,202	50,500
Universal Insurance Holdings, Inc.	5,030	49,546
Mercury General Corp.	1,596	45,358
Horace Mann Educators Corp.	1,174	41,430
Anywhere Real Estate, Inc.*	5,051	40,964
ProAssurance Corp.	1,886	36,796
Employers Holdings, Inc.	1,004	34,628
Heritage Financial Corp.	1,261	33,379
Safety Insurance Group, Inc.	381	31,074
Hope Bancorp, Inc.	1,920	24,269
S&T Bancorp, Inc.	788	23,096
First Financial Bancorp	1,062	22,387
Renasant Corp.	713	22,303
Northwest Bancshares, Inc.	1,492	20,157
Ready Capital Corp. REIT	1,964	19,915
Trustmark Corp.	641	19,634
NMI Holdings, Inc. — Class A*	956	19,474
Columbia Banking System, Inc.	668	19,298
PennyMac Mortgage Investment Trust REIT	1,638	19,296
Berkshire Hills Bancorp, Inc.	690	18,837
TrustCo Bank Corporation NY	593	18,632
Franklin BSP Realty Trust, Inc. REIT[1]	1,641	17,674
Two Harbors Investment Corp. REIT	4,901	16,271
New York Mortgage Trust, Inc. REIT	6,948	16,258
Apollo Commercial Real Estate Finance, Inc. REIT	1,804	14,973
Simmons First National Corp. — Class A	676	14,730
Granite Point Mortgage Trust, Inc. REIT	2,111	13,595
BankUnited, Inc.	384	13,121
ARMOUR Residential REIT, Inc.	2,626	12,789
PRA Group, Inc.*	379	12,454
Franklin Street Properties Corp. REIT	4,224	11,109
Office Properties Income Trust REIT	721	10,130
RE/MAX Holdings, Inc. — Class A	506	9,568
Diversified Healthcare Trust REIT	8,565	8,480
Orion Office REIT, Inc.	950	8,313
Invesco Mortgage Capital, Inc. REIT	643	7,137
Total Financial		1,221,953

Consumer, Cyclical - 20.9%
World Fuel Services Corp.	2,647	62,046
Motorcar Parts of America, Inc.*	3,660	55,705
ScanSource, Inc.*	2,081	54,959
ODP Corp.*	1,423	50,019
Chico’s FAS, Inc.*	10,277	49,741
PC Connection, Inc.	1,025	46,217
Sonic Automotive, Inc. — Class A	1,053	45,595
Titan International, Inc.*	3,718	45,137
Tri Pointe Homes, Inc.*	2,883	43,562
M/I Homes, Inc.*	1,192	43,186
Haverty Furniture Companies, Inc.	1,523	37,923
Group 1 Automotive, Inc.	261	37,289
Cato Corp. — Class A	3,647	34,792
G-III Apparel Group Ltd.*	2,132	31,873
Wabash National Corp.	1,991	30,980
Ethan Allen Interiors, Inc.	1,344	28,412
Caleres, Inc.	1,170	28,337
American Axle & Manufacturing Holdings, Inc.*	4,137	28,256
America’s Car-Mart, Inc.*	462	28,191
Conn’s, Inc.*	3,830	27,116
Resideo Technologies, Inc.*	1,338	25,502
Urban Outfitters, Inc.*	1,297	25,486
MDC Holdings, Inc.	898	24,623
Big Lots, Inc.	1,521	23,743
Veritiv Corp.*	233	22,781
Guess?, Inc.	1,492	21,888
LL Flooring Holdings, Inc.*	3,123	21,642
PriceSmart, Inc.	353	20,329
Bloomin’ Brands, Inc.	1,108	20,310
KAR Auction Services, Inc.*	1,763	19,693
SkyWest, Inc.*	1,175	19,106
La-Z-Boy, Inc.	807	18,214
Standard Motor Products, Inc.	441	14,332
El Pollo Loco Holdings, Inc.*	1,574	14,040
Universal Electronics, Inc.*	633	12,451
Brinker International, Inc.*	498	12,440
Tupperware Brands Corp.*	1,416	9,275
Zumiez, Inc.*	388	8,354
Bed Bath & Beyond, Inc.*,1	1,124	6,845
Total Consumer, Cyclical		1,150,390

Consumer, Non-cyclical - 19.2%
Seneca Foods Corp. — Class A*	1,770	89,279
GEO Group, Inc.*	10,665	82,120
SpartanNash Co.	2,755	79,950
Universal Corp.	1,493	68,738
Fresh Del Monte Produce, Inc.	2,925	67,977
TreeHouse Foods, Inc.*	1,578	66,939
Kelly Services, Inc. — Class A	4,713	64,050
Andersons, Inc.	1,972	61,191
Perdoceo Education Corp.*	4,044	41,653
Strategic Education, Inc.	658	40,408
Covetrus, Inc.*	1,806	37,709
ABM Industries, Inc.	899	34,369
CoreCivic, Inc.*	3,823	33,795
Aaron’s Company, Inc.	3,248	31,571
AdaptHealth Corp.*	1,610	30,236
TrueBlue, Inc.*	1,569	29,936
Hostess Brands, Inc.*	1,250	29,050
Quanex Building Products Corp.	1,450	26,332
Resources Connection, Inc.	1,397	25,244
Adtalem Global Education, Inc.*	675	24,604
Select Medical Holdings Corp.	1,060	23,426

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Owens & Minor, Inc.	775	$18,678
Edgewell Personal Care Co.	421	15,745
Central Garden & Pet Co. — Class A*	446	15,235
Emergent BioSolutions, Inc.*	377	7,913
Deluxe Corp.	436	7,259
Central Garden & Pet Co.*	109	3,929
Total Consumer, Non-cyclical		1,057,336

Industrial - 15.3%
Olympic Steel, Inc.	3,625	82,686
Sanmina Corp.*	1,714	78,981
Atlas Air Worldwide Holdings, Inc.*	770	73,589
TimkenSteel Corp.*	4,711	70,618
Benchmark Electronics, Inc.	2,763	68,467
TTM Technologies, Inc.*	3,966	52,272
AAR Corp.*	1,393	49,897
Powell Industries, Inc.	1,987	41,886
Griffon Corp.	1,311	38,701
Tredegar Corp.	3,590	33,890
DXP Enterprises, Inc.*	1,392	32,962
American Woodmark Corp.*	651	28,553
O-I Glass, Inc.*	2,201	28,503
Moog, Inc. — Class A	403	28,351
Greenbrier Companies, Inc.	1,128	27,377
Granite Construction, Inc.	968	24,577
Hub Group, Inc. — Class A*	290	20,004
Plexus Corp.*	219	19,176
Arcosa, Inc.	321	18,355
Matthews International Corp. — Class A	690	15,463
Harsco Corp.*	2,418	9,043
Total Industrial		843,351

Energy - 9.5%
PBF Energy, Inc. — Class A*	3,519	123,728
CONSOL Energy, Inc.	954	61,361
SunCoke Energy, Inc.	10,417	60,523
Helix Energy Solutions Group, Inc.*	12,725	49,119
US Silica Holdings, Inc.*	3,801	41,621
NOW, Inc.*	3,725	37,436
Oil States International, Inc.*	6,391	24,861
REX American Resources Corp.*	833	23,258
Nabors Industries Ltd.*	194	19,681
Bristow Group, Inc.*	827	19,426
ProPetro Holding Corp.*	2,105	16,945
FutureFuel Corp.	2,505	15,130
Oceaneering International, Inc.*	1,827	14,543
Archrock, Inc.	1,948	12,506
Total Energy		520,138

Basic Materials - 7.4%
Mercer International, Inc.	6,105	75,092
American Vanguard Corp.	2,521	47,143
Clearwater Paper Corp.*	1,049	39,442
Koppers Holdings, Inc.	1,728	35,908
Sylvamo Corp.	985	33,392
Rayonier Advanced Materials, Inc.*	10,237	32,246
Unifi, Inc.*	3,137	29,833
Mativ Holdings, Inc.	1,287	28,417
Minerals Technologies, Inc.	458	22,630
Carpenter Technology Corp.	673	20,957
Trinseo plc	951	17,422
Kaiser Aluminum Corp.	188	11,534
Arconic Corp.*	580	9,883
Total Basic Materials		403,899

Communications - 3.1%
Telephone & Data Systems, Inc.	3,802	52,848
NETGEAR, Inc.*	2,015	40,380
ATN International, Inc.	725	27,963
AMC Networks, Inc. — Class A*	1,173	23,812
Scholastic Corp.	734	22,578
Total Communications		167,581

Technology - 1.8%
Insight Enterprises, Inc.*	363	29,915
Photronics, Inc.*	1,894	27,690
Consensus Cloud Solutions, Inc.*	520	24,596
Ebix, Inc.[1]	803	15,233
Total Technology		97,434

Total Common Stocks
(Cost $5,688,145)		5,462,082

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$20,058	20,058
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	7,714	7,714
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	7,486	7,486
Total Repurchase Agreements
(Cost $35,258)		35,258

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund— Class X, 2.78%[4]	30,297	30,297
Total Securities Lending Collateral
(Cost $30,297)		30,297

Total Investments - 100.6%
(Cost $5,753,700)		$5,527,637
Other Assets & Liabilities, net - (0.6)%		(33,004)
Total Net Assets - 100.0%		$5,494,633

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,462,082	$—	$—	$5,462,082
Repurchase Agreements	—	35,258	—	35,258
Securities Lending Collateral	30,297	—	—	30,297
Total Assets	$5,492,379	$35,258	$—	$5,527,637

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $29,801 of securities loaned (cost $5,718,442)	$5,492,379
Repurchase agreements, at value (cost $35,258)	35,258
Receivables:
Securities sold	22,019
Dividends	8,411
Fund shares sold	746
Securities lending income	74
Interest	3
Total assets	5,558,890

Liabilities:
Payable for:
Return of securities lending collateral	30,297
Fund shares redeemed	7,517
Management fees	4,906
Transfer agent and administrative fees	4,031
Distribution and service fees	1,818
Portfolio accounting/administration fees	998
Trustees’ fees*	241
Miscellaneous	14,449
Total liabilities	64,257
Net assets	$5,494,633

Net assets consist of:
Paid in capital	$27,088,615
Total distributable earnings (loss)	(21,593,982)
Net assets	$5,494,633

A-Class:
Net assets	$1,179,453
Capital shares outstanding	8,196
Net asset value per share	$143.91
Maximum offering price per share (Net asset value divided by 95.25%)	$151.07

C-Class:
Net assets	$89,601
Capital shares outstanding	746
Net asset value per share	$120.11

H-Class:
Net assets	$4,225,579
Capital shares outstanding	29,437
Net asset value per share	$143.55

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $11)	$125,804
Interest	575
Income from securities lending, net	418
Total investment income	126,797

Expenses:
Management fees	53,593
Distribution and service fees:
A-Class	4,728
C-Class	857
H-Class	12,922
Transfer agent and administrative fees	17,322
Portfolio accounting/administration fees	8,953
Professional fees	7,598
Trustees’ fees*	2,081
Custodian fees	1,129
Miscellaneous	2,183
Total expenses	111,366
Net investment income	15,431

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,782,149)
Net realized loss	(2,782,149)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,137,926)
Net change in unrealized appreciation (depreciation)	(3,137,926)
Net realized and unrealized loss	(5,920,075)
Net decrease in net assets resulting from operations	$(5,904,644)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,431	$(110,693)
Net realized loss on investments	(2,782,149)	(4,306,876)
Net change in unrealized appreciation (depreciation) on investments	(3,137,926)	(1,363,990)
Net decrease in net assets resulting from operations	(5,904,644)	(5,781,559)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,505,913	4,381,306
C-Class	432,882	1,136,324
H-Class	104,057,372	285,628,661
Cost of shares redeemed
A-Class	(6,251,278)	(3,042,008)
C-Class	(396,966)	(2,532,690)
H-Class	(112,821,964)	(297,130,146)
Net decrease from capital share transactions	(11,474,041)	(11,558,553)
Net decrease in net assets	(17,378,685)	(17,340,112)

Net assets:
Beginning of period	22,873,318	40,213,430
End of period	$5,494,633	$22,873,318

Capital share activity:
Shares sold
A-Class	19,946	23,898
C-Class	2,946	7,635
H-Class	606,247	1,567,541
Shares redeemed
A-Class	(37,681)	(17,268)
C-Class	(3,117)	(17,106)
H-Class	(675,695)	(1,680,517)
Net decrease in shares	(87,354)	(115,817)

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$182.48	$167.98	$67.45	$129.32	$138.22	$136.22
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.34)	(.14)	(.50)	.30	(.40)
Net gain (loss) on investments (realized and unrealized)	(38.67)	14.84 [e]	100.67 [e]	(61.37)	(9.20)	2.40
Total from investment operations	(38.57)	14.50	100.53	(61.87)	(8.90)	2.00
Net asset value, end of period	$143.91	$182.48	$167.98	$67.45	$129.32	$138.22

Total Return[c]	(21.14%)	8.63%	149.04%	(47.83%)	(6.44%)	1.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,179	$4,732	$3,242	$936	$1,329	$762
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.19%)	(0.31%)	(0.42%)	0.21%	(0.30%)
Total expenses	1.55%	1.51%	1.59%	1.63%	1.62%	1.53%
Portfolio turnover rate	745%	892%	1,503%	1,104%	534%	1,832%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$152.77	$141.75	$57.31	$110.69	$119.22	$118.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.47)	(1.65)	(.40)	(1.25)	(.65)	(1.05)
Net gain (loss) on investments (realized and unrealized)	(32.19)	12.67 [e]	84.84 [e]	(52.13)	(7.88)	1.87
Total from investment operations	(32.66)	11.02	84.44	(53.38)	(8.53)	.82
Net asset value, end of period	$120.11	$152.77	$141.75	$57.31	$110.69	$119.22

Total Return[c]	(21.38%)	7.82%	147.34%	(48.24%)	(7.13%)	0.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90	$140	$1,472	$571	$1,055	$1,532
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(1.11%)	(1.07%)	(1.20%)	(0.53%)	(0.90%)
Total expenses	2.29%	2.26%	2.34%	2.38%	2.36%	2.28%
Portfolio turnover rate	745%	892%	1,503%	1,104%	534%	1,832%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$182.04	$167.56	$67.25	$129.01	$137.86	$135.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	(.53)	(.13)	(.55)	.10	(.45)
Net gain (loss) on investments (realized and unrealized)	(38.72)	15.01 [e]	100.44 [e]	(61.21)	(8.95)	2.66
Total from investment operations	(38.49)	14.48	100.31	(61.76)	(8.85)	2.21
Net asset value, end of period	$143.55	$182.04	$167.56	$67.25	$129.01	$137.86

Total Return	(21.14%)	8.64%	149.16%	(47.87%)	(6.42%)	1.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,226	$18,001	$35,499	$1,507	$9,062	$7,595
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.29%)	(0.18%)	(0.44%)	0.06%	(0.32%)
Total expenses	1.55%	1.51%	1.55%	1.64%	1.62%	1.53%
Portfolio turnover rate	745%	892%	1,503%	1,104%	534%	1,832%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[e]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	6.9%
Guggenheim Strategy Fund II	6.7%
Nestle S.A. ADR	1.9%
Roche Holding AG ADR	1.4%
Shell plc ADR	1.1%
Novartis AG ADR	1.1%
AstraZeneca plc ADR	1.1%
ASML Holding N.V. — Class G	1.0%
Novo Nordisk A/S ADR	1.0%
LVMH Moet Hennessy Louis Vuitton SE ADR	1.0%
Top Ten Total	23.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	24.2%
Switzerland	22.1%
France	21.4%
Germany	10.7%
Netherlands	9.5%
Denmark	4.0%
Spain	2.3%
Other	5.8%
Total Long-Term Investments	100.0%

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(25.87%)	(24.93%)	(2.52%)	1.37%
A-Class Shares with sales charge‡	(29.39%)	(28.49%)	(3.46%)	0.88%
C-Class Shares	(26.50%)	(25.81%)	(3.36%)	0.45%
C-Class Shares with CDSC§	(27.23%)	(26.55%)	(3.36%)	0.45%
H-Class Shares	(26.20%)	(25.24%)	(2.65%)	1.20%
STOXX Europe 50 Index	(19.62%)	(17.31%)	0.14%	3.23%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 25.5%

Consumer, Non-cyclical - 11.3%
Nestle S.A. ADR	170	$18,294
Roche Holding AG ADR	349	14,176
Novartis AG ADR	141	10,717
AstraZeneca plc ADR	192	10,529
Novo Nordisk A/S ADR	101	10,063
Unilever plc ADR	163	7,146
Diageo plc ADR	35	5,943
Sanofi ADR	143	5,437
L’Oreal S.A. ADR	76	4,843
British American Tobacco plc ADR	128	4,544
GSK plc ADR	124	3,649
Reckitt Benckiser Group plc ADR	228	3,030
RELX plc ADR	122	2,966
Bayer AG ADR	244	2,821
EssilorLuxottica S.A. ADR	38	2,579
Anheuser-Busch InBev S.A. ADR	55	2,484
Adyen N.V. ADR*	177	2,216
Total Consumer, Non-cyclical		111,437

Financial - 2.5%
HSBC Holdings plc ADR	250	6,517
Allianz SE ADR	254	3,965
Zurich Insurance Group AG ADR	93	3,700
BNP Paribas S.A. ADR	141	2,978
UBS Group AG	199	2,887
AXA S.A. ADR	122	2,657
Banco Santander S.A. ADR	1,046	2,427
Total Financial		25,131

Energy - 2.5%
Shell plc ADR	226	11,246
TotalEnergies SE ADR	162	7,536
BP plc ADR	195	5,567
Total Energy		24,349

Basic Materials - 2.2%
Linde plc	31	8,357
Air Liquide S.A. ADR	162	3,681
Rio Tinto plc ADR	66	3,634
Glencore plc ADR	337	3,532
BASF SE ADR	227	2,179
Total Basic Materials		21,383

Consumer, Cyclical - 2.0%
LVMH Moet Hennessy Louis Vuitton SE ADR	81	9,518
Cie Financiere Richemont S.A. ADR	325	3,043
Hermes International ADR	22	2,589
Mercedes-Benz Group AG ADR	196	2,468
Kering S.A. ADR	45	1,987
Total Consumer, Cyclical		19,605

Industrial - 1.9%
Siemens AG ADR	92	4,504
Schneider Electric SE ADR	177	3,983
Airbus SE ADR	145	3,113
Vinci S.A. ADR	141	2,833
ABB Ltd. ADR[1]	99	2,540
Deutsche Post AG ADR	61	1,834
Total Industrial		18,807

Technology - 1.6%
ASML Holding N.V. — Class G	25	10,384
SAP SE ADR	67	5,444
Total Technology		15,828

Utilities - 0.8%
Iberdrola S.A. ADR	90	3,349
National Grid plc ADR	45	2,319
Enel SpA ADR	486	1,973
Total Utilities		7,641

Communications - 0.7%
Deutsche Telekom AG ADR	215	3,668
Prosus N.V. ADR	270	2,816
Total Communications		6,484

Total Common Stocks
(Cost $219,889)		250,665

MUTUAL FUNDS† - 13.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	7,027	67,390
Guggenheim Strategy Fund II2	2,760	66,168
Total Mutual Funds
(Cost $138,225)		133,558

	Face Amount
U.S. TREASURY BILLS†† - 13.3%
U.S. Treasury Bills
2.70% due 11/08/22[3,4]	$131,000	130,645
Total U.S. Treasury Bills
(Cost $130,620)		130,645

REPURCHASE AGREEMENTS††,5 - 25.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	141,386	141,386
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	54,379	54,379
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	52,770	52,770
Total Repurchase Agreements
(Cost $248,535)		248,535

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[7]	1,670	$1,670
Total Securities Lending Collateral
(Cost $1,670)		1,670

Total Investments - 77.9%
(Cost $738,939)		$765,073
Other Assets & Liabilities, net - 22.1%		217,192
Total Net Assets - 100.0%		$982,265

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	8	Dec 2022	$985,450	$(15,215)
Equity Futures Contracts Purchased†
STOXX 50 Index Futures Contracts	30	Dec 2022	968,245	(50,671)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$250,665	$—	$—	$250,665
Mutual Funds	133,558	—	—	133,558
U.S. Treasury Bills	—	130,645	—	130,645
Repurchase Agreements	—	248,535	—	248,535
Securities Lending Collateral	1,670	—	—	1,670
Total Assets	$385,893	$379,180	$—	$765,073

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$50,671	$—	$—	$50,671
Currency Futures Contracts**	15,215	—	—	15,215
Total Liabilities	$65,886	$—	$—	$65,886

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$271,082	$—	$(200,001)	$(5,943)	$1,030	$66,168	2,760	$1,960
Guggenheim Ultra Short Duration Fund — Institutional Class	271,487	—	(200,000)	(5,797)	1,700	67,390	7,027	1,429
	$542,569	$—	$(400,001)	$(11,740)	$2,730	$133,558		$3,389

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value - including $1,617 of securities loaned (cost $352,179)	$382,980
Investments in affiliated issuers, at value (cost $138,225)	133,558
Repurchase agreements, at value (cost $248,535)	248,535
Receivables:
Fund shares sold	208,300
Foreign tax reclaims	15,699
Dividends	887
Securities lending income	53
Interest	20
Total assets	990,032

Liabilities:
Overdraft due to custodian bank	111
Payable for:
Return of securities lending collateral	1,670
Variation margin on futures contracts	1,441
Licensing fees	1,183
Management fees	808
Transfer agent and administrative fees	430
Distribution and service fees	237
Fund shares redeemed	124
Portfolio accounting/administration fees	39
Trustees’ fees*	31
Miscellaneous	1,693
Total liabilities	7,767
Net assets	$982,265

Net assets consist of:
Paid in capital	$2,629,346
Total distributable earnings (loss)	(1,647,081)
Net assets	$982,265

A-Class:
Net assets	$69,316
Capital shares outstanding	924
Net asset value per share	$75.02
Maximum offering price per share (Net asset value divided by 95.25%)	$78.76

C-Class:
Net assets	$12,391
Capital shares outstanding	204
Net asset value per share	$60.80

H-Class:
Net assets	$900,558
Capital shares outstanding	12,189
Net asset value per share	$73.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,902)	$12,965
Dividends from securities of affiliated issuers	3,389
Interest	7,009
Income from securities lending, net	585
Total investment income	23,948

Expenses:
Management fees	10,869
Distribution and service fees:
A-Class	257
C-Class	220
H-Class	2,708
Transfer agent and administrative fees	3,082
Portfolio accounting/administration fees	1,390
Professional fees	499
Trustees’ fees*	268
Custodian fees	184
Miscellaneous	1,596
Total expenses	21,073
Less:
Expenses reimbursed by Adviser	(101)
Expenses waived by Adviser	(218)
Total waived expenses	(319)
Net expenses	20,754
Net investment income	3,194

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(120,368)
Investments in affiliated issuers	(11,740)
Futures contracts	(213,279)
Foreign currency transactions	2,930
Net realized loss	(342,457)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(38,022)
Investments in affiliated issuers	2,730
Futures contracts	(330,763)
Foreign currency translations	(265)
Net change in unrealized appreciation (depreciation)	(366,320)
Net realized and unrealized loss	(708,777)
Net decrease in net assets resulting from operations	$(705,583)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,194	$(39,762)
Net realized loss on investments	(342,457)	(1,176,147)
Net change in unrealized appreciation (depreciation) on investments	(366,320)	255,198
Net decrease in net assets resulting from operations	(705,583)	(960,711)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,746,827	32,230,106
C-Class	9,184	1,637,119
H-Class	13,550,551	51,058,459
Cost of shares redeemed
A-Class	(8,159,851)	(31,654,971)
C-Class	(474,070)	(1,310,271)
H-Class	(16,132,001)	(47,533,568)
Net increase (decrease) from capital share transactions	(3,459,360)	4,426,874
Net increase (decrease) in net assets	(4,164,943)	3,466,163

Net assets:
Beginning of period	5,147,208	1,681,045
End of period	$982,265	$5,147,208

Capital share activity:
Shares sold
A-Class	86,142	310,146
C-Class	122	19,410
H-Class	151,838	490,409
Shares redeemed
A-Class	(89,979)	(306,756)
C-Class	(5,756)	(15,390)
H-Class	(181,426)	(463,701)
Net increase (decrease) in shares	(39,059)	34,118

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$101.20	$94.56	$69.30	$85.18	$94.56	$84.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	(.96)	(.93)	.63	1.70	.82
Net gain (loss) on investments (realized and unrealized)	(26.39)	7.60 [f]	30.74	(16.07)[f]	(4.78)	8.99
Total from investment operations	(26.18)	6.64	29.81	(15.44)	(3.08)	9.81
Less distributions from:
Net investment income	—	—	(4.55)	(.44)	(6.30)	(.24)
Total distributions	—	—	(4.55)	(.44)	(6.30)	(.24)
Net asset value, end of period	$75.02	$101.20	$94.56	$69.30	$85.18	$94.56

Total Return[c]	(25.87%)	7.02%	43.39%	(18.25%)	(2.32%)	11.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69	$482	$130	$217	$184	$401
Ratios to average net assets:
Net investment income (loss)	0.46%	(0.93%)	(1.10%)	0.72%	1.89%	0.88%
Total expenses[d]	1.74%	1.72%	1.75%	1.77%	1.76%	1.71%
Net expenses[e]	1.71%	1.70%	1.73%	1.73%	1.76%	1.71%
Portfolio turnover rate	85%	517%	534%	1,787%	1,411%	422%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$82.72	$77.88	$58.24	$72.13	$81.77	$74.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.16)	(1.18)	(.96)	(.18)	.96	(.09)
Net gain (loss) on investments (realized and unrealized)	(21.76)	6.02 [f]	25.15	(13.27)[f]	(4.30)	8.03
Total from investment operations	(21.92)	4.84	24.19	(13.45)	(3.34)	7.94
Less distributions from:
Net investment income	—	—	(4.55)	(.44)	(6.30)	(.24)
Total distributions	—	—	(4.55)	(.44)	(6.30)	(.24)
Net asset value, end of period	$60.80	$82.72	$77.88	$58.24	$72.13	$81.77

Total Return[c]	(26.50%)	6.21%	41.93%	(18.79%)	(3.04%)	10.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12	$483	$142	$296	$24	$187
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(1.41%)	(1.50%)	(0.25%)	1.22%	(0.11%)
Total expenses[d]	2.50%	2.48%	2.58%	2.49%	2.50%	2.46%
Net expenses[e]	2.47%	2.46%	2.55%	2.45%	2.50%	2.46%
Portfolio turnover rate	85%	517%	534%	1,787%	1,411%	422%

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$100.11	$93.56	$68.79	$84.58	$93.89	$84.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.93)	(.74)	.58	1.26	1.02
Net gain (loss) on investments (realized and unrealized)	(26.35)	7.48 [f]	30.06	(15.93)[f]	(4.27)	8.73
Total from investment operations	(26.23)	6.55	29.32	(15.35)	(3.01)	9.75
Less distributions from:
Net investment income	—	—	(4.55)	(.44)	(6.30)	(.24)
Total distributions	—	—	(4.55)	(.44)	(6.30)	(.24)
Net asset value, end of period	$73.88	$100.11	$93.56	$68.79	$84.58	$93.89

Total Return	(26.20%)	7.00%	42.96%	(18.28%)	(2.28%)	11.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$901	$4,182	$1,410	$1,344	$37,240	$3,967
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.90%)	(0.88%)	0.66%	1.42%	1.09%
Total expenses[d]	1.73%	1.71%	1.77%	1.80%	1.76%	1.71%
Net expenses[e]	1.70%	1.69%	1.74%	1.76%	1.76%	1.71%
Portfolio turnover rate	85%	517%	534%	1,787%	1,411%	422%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain (loss) on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(39.48%)	(56.08%)	(4.64%)	5.67%
A-Class Shares with sales charge‡	(42.35%)	(58.17%)	(5.56%)	5.16%
C-Class Shares	(39.74%)	(56.43%)	(5.36%)	4.94%
C-Class Shares with CDSC§	(40.34%)	(56.86%)	(5.36%)	4.94%
H-Class Shares	(39.51%)	(56.09%)	(4.64%)	5.73%
Nikkei-225 Stock Average Index	(21.69%)	(32.19%)	(0.17%)	4.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
JAPAN 2x STRATEGY FUND

	Face Amount	Value
U.S. Treasury bills†† - 21.8%
U.S. Treasury Bills
2.70% due 11/08/22[1,2]	$163,000	$162,558
Total U.S. Treasury Bills
(Cost $162,527)		162,558

REPURCHASE AGREEMENTS††,3 - 81.0%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	342,868	342,868
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	131,872	131,872
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	127,969	127,969
Total Repurchase Agreements
(Cost $602,709)		602,709

Total Investments - 102.8%
(Cost $765,236)		$765,267
Other Assets & Liabilities, net - (2.8)%		(21,161)
Total Net Assets - 100.0%		$744,106

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	17	Dec 2022	$1,480,275	$(20,861)
Equity Futures Contracts Purchased†
Nikkei - 225 (CME) Index Futures Contracts	11	Dec 2022	1,426,425	(80,886)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$162,558	$—	$162,558
Repurchase Agreements	—	602,709	—	602,709
Total Assets	$—	$765,267	$—	$765,267

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$80,886	$—	$—	$80,886
Currency Futures Contracts**	20,861	—	—	20,861
Total Liabilities	$101,747	$—	$—	$101,747

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$138,359	$—	$(136,161)	$(3,935)	$1,737	$—	—	$912
Guggenheim Ultra Short Duration Fund — Institutional Class	141,446	—	(139,423)	(4,142)	2,119	—	—	634
	$279,805	$—	$(275,584)	$(8,077)	$3,856	$—		$1,546

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $162,527)	$162,558
Repurchase agreements, at value (cost $602,709)	602,709
Receivables:
Interest	49
Total assets	765,316

Liabilities:
Payable for:
Variation margin on futures contracts	18,906
Management fees	582
Transfer agent and administrative fees	328
Fund shares redeemed	224
Distribution and service fees	196
Portfolio accounting/administration fees	118
Trustees’ fees*	15
Miscellaneous	841
Total liabilities	21,210
Net assets	$744,106

Net assets consist of:
Paid in capital	$3,612,663
Total distributable earnings (loss)	(2,868,557)
Net assets	$744,106

A-Class:
Net assets	$125,176
Capital shares outstanding	1,448
Net asset value per share	$86.45
Maximum offering price per share (Net asset value divided by 95.25%)	$90.76

C-Class:
Net assets	$2,958
Capital shares outstanding	38
Net asset value per share	$77.64

H-Class:
Net assets	$615,972
Capital shares outstanding	7,072
Net asset value per share	$87.10

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$1,546
Interest	6,545
Total investment income	8,091

Expenses:
Management fees	4,070
Distribution and service fees:
A-Class	207
C-Class	20
H-Class	1,144
Transfer agent and administrative fees	1,298
Portfolio accounting/administration fees	678
Professional fees	221
Trustees’ fees*	107
Custodian fees	81
Miscellaneous	561
Total expenses	8,387
Less:
Expenses waived by Adviser	(109)
Net expenses	8,278
Net investment loss	(187)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(8,077)
Futures contracts	(333,412)
Net realized loss	(341,489)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	24
Investments in affiliated issuers	3,856
Futures contracts	(258,927)
Net change in unrealized appreciation (depreciation)	(255,047)
Net realized and unrealized loss	(596,536)
Net decrease in net assets resulting from operations	$(596,723)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(187)	$(21,678)
Net realized loss on investments	(341,489)	(726,679)
Net change in unrealized appreciation (depreciation) on investments	(255,047)	131,986
Net decrease in net assets resulting from operations	(596,723)	(616,371)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,246	108,889
C-Class	2,736	6,835
H-Class	5,242,897	13,658,853
Cost of shares redeemed
A-Class	(8,391)	(71,975)
C-Class	(2,386)	(51,236)
H-Class	(5,163,098)	(13,641,857)
Net increase from capital share transactions	80,004	9,509
Net decrease in net assets	(516,719)	(606,862)

Net assets:
Beginning of period	1,260,825	1,867,687
End of period	$744,106	$1,260,825

Capital share activity:
Shares sold
A-Class	73	560
C-Class	26	37
H-Class	44,925	72,686
Shares redeemed
A-Class	(75)	(376)
C-Class	(23)	(294)
H-Class	(45,140)	(73,096)
Net decrease in shares	(214)	(483)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$142.84	$201.08	$94.96	$119.96	$136.57	$102.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(2.21)	(1.95)	.91	1.22	(.03)
Net gain (loss) on investments (realized and unrealized)	(56.37)	(56.03)	109.13	(24.67)	(17.32)	38.80 [f]
Total from investment operations	(56.39)	(58.24)	107.18	(23.76)	(16.10)	38.77
Less distributions from:
Net investment income	—	—	(1.06)	(1.24)	(.51)	—
Net realized gains	—	—	—	—	—	(4.44)
Total distributions	—	—	(1.06)	(1.24)	(.51)	(4.44)
Net asset value, end of period	$86.45	$142.84	$201.08	$94.96	$119.96	$136.57

Total Return[c]	(39.48%)	(28.96%)	112.92%	(20.15%)	(11.79%)	37.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$207	$255	$141	$211	$404
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(1.22%)	(1.26%)	0.70%	0.93%	(0.02%)
Total expenses[d]	1.54%	1.51%	1.58%	1.63%	1.58%	1.51%
Net expenses[e]	1.52%	1.49%	1.56%	1.57%	1.56%	1.51%
Portfolio turnover rate	—	—	15%	—	—	17%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$128.84	$182.53	$87.00	$110.80	$127.14	$96.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.42)	(3.48)	(2.98)	(.06)	.19	(.80)
Net gain (loss) on investments (realized and unrealized)	(50.78)	(50.21)	99.57	(22.50)	(16.02)	36.21 [f]
Total from investment operations	(51.20)	(53.69)	96.59	(22.56)	(15.83)	35.41
Less distributions from:
Net investment income	—	—	(1.06)	(1.24)	(.51)	—
Net realized gains	—	—	—	—	—	(4.44)
Total distributions	—	—	(1.06)	(1.24)	(.51)	(4.44)
Net asset value, end of period	$77.64	$128.84	$182.53	$87.00	$110.80	$127.14

Total Return[c]	(39.74%)	(29.41%)	111.34%	(20.75%)	(12.43%)	36.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3	$5	$53	$21	$30	$69
Ratios to average net assets:
Net investment income (loss)	(0.81%)	(2.00%)	(2.02%)	(0.05%)	0.16%	(0.68%)
Total expenses[d]	2.28%	2.25%	2.32%	2.38%	2.33%	2.26%
Net expenses[e]	2.28%	2.24%	2.30%	2.32%	2.31%	2.26%
Portfolio turnover rate	—	—	15%	—	—	17%

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$143.98	$202.65	$95.70	$120.89	$137.58	$102.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(2.25)	(2.07)	.90	1.09	(.12)
Net gain (loss) on investments (realized and unrealized)	(56.86)	(56.42)	110.08	(24.85)	(17.27)	39.17 [f]
Total from investment operations	(56.88)	(58.67)	108.01	(23.95)	(16.18)	39.05
Less distributions from:
Net investment income	—	—	(1.06)	(1.24)	(.51)	—
Net realized gains	—	—	—	—	—	(4.44)
Total distributions	—	—	(1.06)	(1.24)	(.51)	(4.44)
Net asset value, end of period	$87.10	$143.98	$202.65	$95.70	$120.89	$137.58

Total Return	(39.51%)	(28.95%)	112.94%	(20.17%)	(11.76%)	37.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$616	$1,049	$1,560	$817	$1,898	$4,946
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(1.22%)	(1.27%)	0.69%	0.83%	(0.10%)
Total expenses[d]	1.54%	1.51%	1.58%	1.63%	1.58%	1.50%
Net expenses[e]	1.52%	1.49%	1.56%	1.58%	1.57%	1.50%
Portfolio turnover rate	—	—	15%	—	—	17%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	29.68%	38.94%	8.55%	5.99%
A-Class Shares with sales charge‡	23.52%	32.34%	7.50%	5.47%
C-Class Shares	29.12%	37.92%	7.75%	5.20%
C-Class Shares with CDSC§	28.12%	36.92%	7.75%	5.20%
H-Class Shares	29.69%	38.94%	8.56%	5.99%
U.S. Dollar Index	14.05%	18.99%	3.79%	3.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 56.7%
Freddie Mac
2.28% due 10/03/22[1]	$18,000,000	$17,997,720
Total Federal Agency Discount Notes
(Cost $17,997,720)		17,997,720

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
2.70% due 11/08/22[1,2]	$248,000	$247,328
Total U.S. Treasury Bills
(Cost $247,280)		247,328

REPURCHASE AGREEMENTS††,3 - 40.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[4]	7,350,069	7,350,069
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[4]	2,826,949	2,826,949
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[4]	2,743,274	2,743,274
Total Repurchase Agreements
(Cost $12,920,292)		12,920,292

Total Investments - 98.2%
(Cost $31,165,292)		$31,165,340
Other Assets & Liabilities, net - 1.8%		555,479
Total Net Assets - 100.0%		$31,720,819

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	451	Dec 2022	$50,581,905	$667,006

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	ICE U.S. Dollar Index	Receive	Federal Funds Rate + 0.10%	At Maturity	12/23/22	114,333	$12,814,384	$131,749

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2022.

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Discount Notes	$—	$17,997,720	$—	$17,997,720
U.S. Treasury Bills	—	247,328	—	247,328
Repurchase Agreements	—	12,920,292	—	12,920,292
Currency Futures Contracts**	667,006	—	—	667,006
Currency Index Swap Agreements**	—	131,749	—	131,749
Total Assets	$667,006	$31,297,089	$—	$31,964,095

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$670,883	$—	$(660,226)	$(16,479)	$5,822	$—	—	$4,423
Guggenheim Ultra Short Duration Fund — Institutional Class	569,935	—	(561,784)	(16,573)	8,422	—	—	2,552
	$1,240,818	$—	$(1,222,010)	$(33,052)	$14,244	$—		$6,975

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $18,245,000)	$18,245,048
Repurchase agreements, at value (cost $12,920,292)	12,920,292
Segregated cash with broker	608,958
Unrealized appreciation on OTC swap agreements	131,749
Receivables:
Fund shares sold	106,946
Interest	1,057
Swap settlement	707
Investment Adviser	210
Total assets	32,014,967

Liabilities:
Segregated cash due to broker	200,000
Payable for:
Fund shares redeemed	36,421
Variation margin on futures contracts	21,160
Management fees	9,773
Transfer agent and administrative fees	3,806
Distribution and service fees	2,746
Portfolio accounting/administration fees	801
Trustees’ fees*	113
Miscellaneous	19,328
Total liabilities	294,148
Net assets	$31,720,819

Net assets consist of:
Paid in capital	$49,048,423
Total distributable earnings (loss)	(17,327,604)
Net assets	$31,720,819

A-Class:
Net assets	$962,355
Capital shares outstanding	14,100
Net asset value per share	$68.25
Maximum offering price per share (Net asset value divided by 95.25%)	$71.65

C-Class:
Net assets	$35,352
Capital shares outstanding	596
Net asset value per share	$59.32

H-Class:
Net assets	$30,723,112
Capital shares outstanding	451,769
Net asset value per share	$68.01

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$6,975
Interest	68,441
Total investment income	75,416

Expenses:
Management fees	41,162
Distribution and service fees:
A-Class	1,250
C-Class	203
H-Class	10,133
Transfer agent and administrative fees	10,210
Licensing fees	6,481
Portfolio accounting/administration fees	6,058
Professional fees	2,050
Custodian fees	627
Trustees’ fees*	362
Interest expense	154
Line of credit fees	79
Miscellaneous	5,128
Total expenses	83,897
Less:
Expenses reimbursed by Adviser	(855)
Expenses waived by Adviser	(438)
Total waived expenses	(1,293)
Net expenses	82,604
Net investment loss	(7,188)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(33,052)
Swap agreements	125,032
Futures contracts	567,276
Net realized gain	659,256
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(39)
Investments in affiliated issuers	14,244
Swap agreements	137,643
Futures contracts	759,250
Net change in unrealized appreciation (depreciation)	911,098
Net realized and unrealized gain	1,570,354
Net increase in net assets resulting from operations	$1,563,166

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,188)	$(53,463)
Net realized gain on investments	659,256	561,338
Net change in unrealized appreciation (depreciation) on investments	911,098	(219,156)
Net increase in net assets resulting from operations	1,563,166	288,719

Capital share transactions:
Proceeds from sale of shares
A-Class	2,053,160	681,385
C-Class	73,182	264,595
H-Class	68,047,708	37,331,615
Cost of shares redeemed
A-Class	(2,336,527)	(1,185,208)
C-Class	(81,489)	(266,056)
H-Class	(42,844,962)	(35,803,702)
Net increase from capital share transactions	24,911,072	1,022,629
Net increase in net assets	26,474,238	1,311,348

Net assets:
Beginning of period	5,246,581	3,935,233
End of period	$31,720,819	$5,246,581

Capital share activity:
Shares sold
A-Class	34,467	13,950
C-Class	1,413	6,238
H-Class	1,079,607	764,506
Shares redeemed
A-Class	(39,808)	(24,708)
C-Class	(1,547)	(6,325)
H-Class	(707,734)	(735,074)
Net increase in shares	366,398	18,587

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$52.63	$48.47	$55.34	$52.46	$43.45	$53.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(.14)	(.64)	(.64)	.16	.19	(.16)
Net gain (loss) on investments (realized and unrealized)	15.76	4.80	(5.95)	3.17	8.82	(9.62)
Total from investment operations	15.62	4.16	(6.59)	3.33	9.01	(9.78)
Less distributions from:
Net investment income	—	—	(.28)	(.45)	—	—
Total distributions	—	—	(.28)	(.45)	—	—
Net asset value, end of period	$68.25	$52.63	$48.47	$55.34	$52.46	$43.45

Total Return[c]	29.68%	8.58%	(11.88%)	6.38%	20.74%	(18.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$962	$1,023	$1,464	$2,535	$1,782	$1,517
Ratios to average net assets:
Net investment income (loss)	(0.46%)	(1.32%)	(1.26%)	0.29%	0.40%	(0.34%)
Total expenses[d]	1.84%	1.89%	1.91%	2.00%	1.83%	1.72%
Net expenses[e]	1.82%	1.86%	1.87%	1.96%	1.82%	1.72%
Portfolio turnover rate	—	—	—	—	9%	—

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$45.94	$42.62	$49.08	$46.91	$39.14	$48.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(.87)	(.90)	(.16)	(.15)	(.48)
Net gain (loss) on investments (realized and unrealized)	13.62	4.19	(5.28)	2.78	7.92	(8.70)
Total from investment operations	13.38	3.32	(6.18)	2.62	7.77	(9.18)
Less distributions from:
Net investment income	—	—	(.28)	(.45)	—	—
Total distributions	—	—	(.28)	(.45)	—	—
Net asset value, end of period	$59.32	$45.94	$42.62	$49.08	$46.91	$39.14

Total Return[c]	29.12%	7.79%	(12.56%)	5.62%	19.85%	(18.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35	$34	$35	$96	$791	$795
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(2.07%)	(2.00%)	(0.33%)	(0.33%)	(1.14%)
Total expenses[d]	2.58%	2.66%	2.67%	2.77%	2.59%	2.47%
Net expenses[e]	2.55%	2.62%	2.63%	2.72%	2.58%	2.47%
Portfolio turnover rate	—	—	—	—	9%	—

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$52.44	$48.29	$55.12	$52.25	$43.27	$53.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.66)	(.70)	.12	.18	(.17)
Net gain (loss) on investments (realized and unrealized)	15.61	4.81	(5.85)	3.20	8.80	(9.59)
Total from investment operations	15.57	4.15	(6.55)	3.32	8.98	(9.76)
Less distributions from:
Net investment income	—	—	(.28)	(.45)	—	—
Total distributions	—	—	(.28)	(.45)	—	—
Net asset value, end of period	$68.01	$52.44	$48.29	$55.12	$52.25	$43.27

Total Return	29.69%	8.59%	(11.86%)	6.39%	20.75%	(18.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,723	$4,190	$2,437	$10,549	$5,017	$6,301
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(1.36%)	(1.36%)	0.22%	0.36%	(0.36%)
Total expenses[d]	1.83%	1.89%	1.94%	2.00%	1.83%	1.72%
Net expenses[e]	1.80%	1.85%	1.90%	1.96%	1.82%	1.72%
Portfolio turnover rate	—	—	—	—	9%	—

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(25.05%)	(32.54%)	(10.87%)	(9.28%)
A-Class Shares with sales charge‡	(28.61%)	(35.74%)	(11.73%)	(9.72%)
C-Class Shares	(25.32%)	(33.04%)	(11.54%)	(9.97%)
C-Class Shares with CDSC§	(26.06%)	(33.71%)	(11.54%)	(9.97%)
H-Class Shares	(25.05%)	(32.54%)	(10.89%)	(9.28%)
U.S. Dollar Index	14.05%	18.99%	3.79%	3.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
WEAKENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 3.7%
U.S. Treasury Bills
2.70% due 11/08/22[1,2]	$47,000	$46,873
Total U.S. Treasury Bills
(Cost $46,863)		46,873

REPURCHASE AGREEMENTS††,3 - 123.4%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[4]	896,216	896,216
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[4]	344,698	344,698
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[4]	334,496	334,496
Total Repurchase Agreements
(Cost $1,575,410)		1,575,410

Total Investments - 127.1%
(Cost $1,622,273)		$1,622,283
Other Assets & Liabilities, net - (27.1)%		(345,600)
Total Net Assets - 100.0%		$1,276,683

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	16	Dec 2022	$1,794,480	$(55,539)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	ICE U.S. Dollar Index	Pay	Federal Funds Rate + 0.10%	At Maturity	12/23/22	6,706	$751,618	$2,043

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2022.

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$46,873	$—	$46,873
Repurchase Agreements	—	1,575,410	—	1,575,410
Currency Index Swap Agreements**	—	2,043	—	2,043
Total Assets	$—	$1,624,326	$—	$1,624,326

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$55,539	$—	$—	$55,539

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$307,657	$—	$(303,616)	$(5,840)	$1,799	$—	—	$1,682
Guggenheim Ultra Short Duration Fund — Institutional Class	308,689	—	(305,050)	(7,601)	3,962	—	—	1,149
	$616,346	$—	$(608,666)	$(13,441)	$5,761	$—		$2,831

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $46,863)	$46,873
Repurchase agreements, at value (cost $1,575,410)	1,575,410
Unrealized appreciation on OTC swap agreements	2,043
Receivables:
Fund shares sold	5,020
Variation margin on futures contracts	863
Interest	129
Total assets	1,630,338

Liabilities:
Payable for:
Fund shares redeemed	338,705
Swap settlement	9,001
Management fees	941
Transfer agent and administrative fees	420
Distribution and service fees	287
Portfolio accounting/administration fees	52
Trustees’ fees*	17
Miscellaneous	4,232
Total liabilities	353,655
Net assets	$1,276,683

Net assets consist of:
Paid in capital	$11,614,519
Total distributable earnings (loss)	(10,337,836)
Net assets	$1,276,683

A-Class:
Net assets	$166,121
Capital shares outstanding	3,996
Net asset value per share	$41.57
Maximum offering price per share (Net asset value divided by 95.25%)	$43.64

C-Class:
Net assets	$52,261
Capital shares outstanding	1,451
Net asset value per share	$36.02

H-Class:
Net assets	$1,058,301
Capital shares outstanding	25,502
Net asset value per share	$41.50

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$2,831
Interest	7,551
Total investment income	10,382

Expenses:
Management fees	5,499
Distribution and service fees:
A-Class	259
C-Class	80
H-Class	1,248
Transfer agent and administrative fees	1,435
Licensing fees	875
Portfolio accounting/administration fees	775
Professional fees	251
Trustees’ fees*	95
Custodian fees	89
Miscellaneous	661
Total expenses	11,267
Less:
Expenses reimbursed by Adviser	(107)
Expenses waived by Adviser	(198)
Total waived expenses	(305)
Net expenses	10,962
Net investment loss	(580)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(13,441)
Swap agreements	(53,652)
Futures contracts	(151,498)
Net realized loss	(218,591)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(19)
Investments in affiliated issuers	5,761
Swap agreements	(828)
Futures contracts	(73,202)
Net change in unrealized appreciation (depreciation)	(68,288)
Net realized and unrealized loss	(286,879)
Net decrease in net assets resulting from operations	$(287,459)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(580)	$(17,764)
Net realized loss on investments	(218,591)	(251,186)
Net change in unrealized appreciation (depreciation) on investments	(68,288)	49,245
Net decrease in net assets resulting from operations	(287,459)	(219,705)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,733,340	24,029
C-Class	53,611	—
H-Class	5,239,457	14,847,548
Cost of shares redeemed
A-Class	(3,713,237)	(190,723)
C-Class	(9,451)	(18,380)
H-Class	(4,950,530)	(14,718,598)
Net increase (decrease) from capital share transactions	353,190	(56,124)
Net increase (decrease) in net assets	65,731	(275,829)

Net assets:
Beginning of period	1,210,952	1,486,781
End of period	$1,276,683	$1,210,952

Capital share activity:
Shares sold
A-Class	74,036	376
C-Class	1,369	—
H-Class	112,146	242,520
Shares redeemed
A-Class	(73,496)	(2,996)
C-Class	(223)	(360)
H-Class	(104,787)	(241,086)
Net increase (decrease) in shares	9,045	(1,546)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$55.46	$63.71	$57.85	$63.74	$77.67	$64.99
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.74)	(.84)	.16	.23	(.35)
Net gain (loss) on investments (realized and unrealized)	(13.85)	(7.51)	6.82	(5.84)	(14.16)	13.03
Total from investment operations	(13.89)	(8.25)	5.98	(5.68)	(13.93)	12.68
Less distributions from:
Net investment income	—	—	(.12)	(.21)	—	—
Total distributions	—	—	(.12)	(.21)	—	—
Net asset value, end of period	$41.57	$55.46	$63.71	$57.85	$63.74	$77.67

Total Return[c]	(25.05%)	(12.95%)	10.32%	(8.94%)	(17.93%)	19.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166	$192	$387	$237	$296	$3,306
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(1.18%)	(1.30%)	0.26%	0.32%	(0.48%)
Total expenses[d]	1.84%	1.90%	1.90%	2.01%	1.80%	1.72%
Net expenses[e]	1.79%	1.84%	1.86%	2.00%	1.80%	1.72%
Portfolio turnover rate	—	—	48%	—	—	28%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.23	$55.80	$51.07	$56.74	$69.66	$58.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(1.06)	(1.17)	(.29)	(.27)	(.80)
Net gain (loss) on investments (realized and unrealized)	(12.11)	(6.51)	6.02	(5.17)	(12.65)	11.74
Total from investment operations	(12.21)	(7.57)	4.85	(5.46)	(12.92)	10.94
Less distributions from:
Net investment income	—	—	(.12)	(.21)	—	—
Total distributions	—	—	(.12)	(.21)	—	—
Net asset value, end of period	$36.02	$48.23	$55.80	$51.07	$56.74	$69.66

Total Return[c]	(25.32%)	(13.57%)	9.50%	(9.65%)	(18.55%)	18.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52	$15	$37	$21	$36	$388
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(1.93%)	(2.04%)	(0.53%)	(0.42%)	(1.23%)
Total expenses[d]	2.56%	2.66%	2.66%	2.75%	2.53%	2.47%
Net expenses[e]	2.51%	2.59%	2.62%	2.73%	2.53%	2.47%
Portfolio turnover rate	—	—	48%	—	—	28%

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$55.37	$63.59	$57.76	$63.67	$77.60	$64.92
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.73)	(.93)	.07	.28	(.36)
Net gain (loss) on investments (realized and unrealized)	(13.85)	(7.49)	6.88	(5.77)	(14.21)	13.04
Total from investment operations	(13.87)	(8.22)	5.95	(5.70)	(13.93)	12.68
Less distributions from:
Net investment income	—	—	(.12)	(.21)	—	—
Total distributions	—	—	(.12)	(.21)	—	—
Net asset value, end of period	$41.50	$55.37	$63.59	$57.76	$63.67	$77.60

Total Return	(25.05%)	(12.93%)	10.29%	(8.98%)	(17.95%)	19.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,058	$1,005	$1,063	$1,308	$1,678	$3,267
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(1.17%)	(1.47%)	0.12%	0.41%	(0.49%)
Total expenses[d]	1.83%	1.90%	1.88%	1.99%	1.83%	1.72%
Net expenses[e]	1.78%	1.84%	1.86%	1.97%	1.83%	1.72%
Portfolio turnover rate	—	—	48%	—	—	28%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified

At September 30, 2022, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors (the “Adviser”), LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$6,256,208	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,122,792	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	18,661,983	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,664,549

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$3,984,525	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	748,890

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Currency swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at September 30, 2022
Strengthening Dollar 2x Strategy Fund	$—	$667,006	$131,749	$798,755
Weakening Dollar 2x Strategy Fund	—	—	2,043	2,043

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at September 30, 2022
Europe 1.25x Strategy Fund	$50,671	$15,215	$—	$65,886
Japan 2x Strategy Fund	80,886	20,861	—	101,747
Weakening Dollar 2x Strategy Fund	—	55,539	—	55,539

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swaps contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$28,100	$(241,379)	$—	$(213,279)
Japan 2x Strategy Fund	101,068	(434,480)	—	(333,412)
Strengthening Dollar 2x Strategy Fund	—	567,276	125,032	692,308
Weakening Dollar 2x Strategy Fund	—	(151,498)	(53,652)	(205,150)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(258,181)	$(72,582)	$—	$(330,763)
Japan 2x Strategy Fund	(290,938)	32,011	—	(258,927)
Strengthening Dollar 2x Strategy Fund	—	759,250	137,643	896,893
Weakening Dollar 2x Strategy Fund	—	(73,202)	(828)	(74,030)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$131,749	$—	$131,749	$—	$—	$131,749
Weakening Dollar 2x Strategy Fund	Swap currency contracts	2,043	—	2,043	—	—	2,043

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	$608,958	$—
	Goldman Sachs International	Total return swap agreements	—	200,000
			$608,958	$200,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
> $1 billion – $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 3022, GFD retained sales charges of $55,036 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended September 30, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$218
Japan 2x Strategy Fund	109
Strengthening Dollar 2x Strategy Fund	438
Weakening Dollar 2x Strategy Fund	198

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.97%			0.75%
Due 10/03/22	$135,693,328	$135,726,912	Due 08/31/26	$157,165,800	$138,407,205

BofA Securities, Inc.			U.S. Treasury Note
2.91%			0.88%
Due 10/03/22	52,189,742	52,202,398	Due 11/15/30	66,285,100	53,233,580

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
2.92%			1.00%
Due 10/03/22	50,644,966	50,657,290	Due 02/15/46	32,719,353	26,831,244

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 10/15/25	26,181,251	24,826,653
				58,900,604	51,657,897

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Growth Fund	$139,522	$(139,522)	$—	$144,352	$—	$144,352
S&P SmallCap 600® Pure Value Fund	29,801	(29,801)	—	30,297	—	30,297
Europe 1.25x Strategy Fund	1,617	(1,617)	—	1,670	—	1,670

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$28,756,737	$—	$(1,761,527)	$(1,761,527)
S&P 500® Pure Value Fund	38,812,484	—	(9,319,524)	(9,319,524)
S&P MidCap 400® Pure Growth Fund	35,481,382	—	(5,499,885)	(5,499,885)
S&P MidCap 400® Pure Value Fund	9,847,241	—	(1,697,681)	(1,697,681)
S&P SmallCap 600® Pure Growth Fund	3,761,708	127,005	(266,887)	(139,882)
S&P SmallCap 600® Pure Value Fund	7,136,042	—	(1,608,405)	(1,608,405)
Europe 1.25x Strategy Fund	769,996	11,560	(82,369)	(70,809)
Japan 2x Strategy Fund	765,236	31	(101,747)	(101,716)
Strengthening Dollar 2x Strategy Fund	31,165,292	798,803	—	798,803
Weakening Dollar 2x Strategy Fund	1,622,273	2,053	(55,539)	(53,486)

Note 9 – Securities Transactions

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$96,916,563	$105,263,944
S&P 500® Pure Value Fund	246,046,336	367,377,955
S&P MidCap 400® Pure Growth Fund	52,296,994	54,246,616
S&P MidCap 400® Pure Value Fund	137,805,857	156,558,321
S&P SmallCap 600® Pure Growth Fund	86,758,063	88,666,687
S&P SmallCap 600® Pure Value Fund	105,389,797	116,675,584
Europe 1.25x Strategy Fund	976,933	2,088,736
Japan 2x Strategy Fund	–	275,584
Strengthening Dollar 2x Strategy Fund	–	1,222,010
Weakening Dollar 2x Strategy Fund	–	608,667

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$3,679,100	$15,671,417	$35,781
S&P 500® Pure Value Fund	5,775,033	21,239,223	251,753
S&P MidCap 400® Pure Growth Fund	1,719,891	1,157,993	11,183
S&P MidCap 400® Pure Value Fund	1,561,698	2,568,171	53,054
S&P SmallCap 600® Pure Growth Fund	510,167	1,529,636	197,335
S&P SmallCap 600® Pure Value Fund	655,528	1,320,594	82,669
Europe 1.25x Strategy Fund	158,574	88,146	(6,181)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.57% for the period ended September 30, 2022. The Funds did not have any borrowings outstanding under this agreement at September 30, 2022.

The average daily balances borrowed for the period ended September 30, 2022, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Value Fund	$3,342
S&P MidCap 400® Pure Growth Fund	68
S&P MidCap 400® Pure Value Fund	189
S&P SmallCap 600® Pure Value Fund	148
Strengthening Dollar 2x Strategy Fund	2,227

Note 11 – Other Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund

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●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

Alternative Funds** (i.e., Non-Tradable Funds)

●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

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In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the

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Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity

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are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100 Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100 Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended, and the Board approved, the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022);Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021 to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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9.30.2022

Rydex Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RBENF-SEMI-0922x0323

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	39
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	49
INVERSE NASDAQ-100® STRATEGY FUND	59
MID-CAP 1.5x STRATEGY FUND	69
INVERSE MID-CAP STRATEGY FUND	81
RUSSELL 2000® 1.5x STRATEGY FUND	89
RUSSELL 2000® FUND	116
INVERSE RUSSELL 2000® STRATEGY FUND	142
DOW JONES INDUSTRIAL AVERAGE® FUND	150
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	159
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	168
HIGH YIELD STRATEGY FUND	178
INVERSE HIGH YIELD STRATEGY FUND	187
U.S. GOVERNMENT MONEY MARKET FUND	195
NOTES TO FINANCIAL STATEMENTS	201
OTHER INFORMATION	218
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	226
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	232
LIQUIDITY RISK MANAGEMENT PROGRAM	235

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Certain of these funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2022

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● For more on these and other risks, please read the prospectus.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the six-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the six-month period ended September 30, 2022, the S&P 500® Index* returned -20.20%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -22.51%. The return of the MSCI Emerging Markets Index* was -21.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -9.22% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -10.41%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is an unmanaged index representing the on-the-run (most recently auctioned) U.S. Treasury bond with 30 years’ maturity.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.28%	(30.87%)	$ 1,000.00	$ 691.30	$ 5.43
A-Class	1.52%	(30.96%)	1,000.00	690.40	6.44
C-Class	2.26%	(31.23%)	1,000.00	687.70	9.56
H-Class	1.53%	(30.95%)	1,000.00	690.50	6.48
S&P 500® Fund
A-Class	1.60%	(20.88%)	1,000.00	791.20	7.18
C-Class	2.35%	(21.18%)	1,000.00	788.20	10.53
H-Class	1.60%	(20.89%)	1,000.00	791.10	7.18
Inverse S&P 500® Strategy Fund
Investor Class	1.46%	22.26%	1,000.00	1,222.60	8.13
A-Class	1.70%	22.12%	1,000.00	1,221.20	9.47
C-Class	2.46%	21.65%	1,000.00	1,216.50	13.67
H-Class	1.72%	22.11%	1,000.00	1,221.10	9.58
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.30%	(49.26%)	1,000.00	507.40	4.91
C-Class	2.05%	(49.49%)	1,000.00	505.10	7.73
H-Class	1.30%	(49.29%)	1,000.00	507.10	4.91
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.49%	28.49%	1,000.00	1,284.90	8.53
A-Class	1.74%	28.35%	1,000.00	1,283.50	9.96
C-Class	2.52%	27.90%	1,000.00	1,279.00	14.40
H-Class	1.74%	28.34%	1,000.00	1,283.40	9.96
Mid-Cap 1.5x Strategy Fund
A-Class	1.66%	(27.19%)	1,000.00	728.10	7.19
C-Class	2.42%	(27.47%)	1,000.00	725.30	10.47
H-Class	1.67%	(27.19%)	1,000.00	728.10	7.23
Inverse Mid-Cap Strategy Fund
A-Class	1.66%	17.75%	1,000.00	1,177.50	9.06
C-Class	2.42%	17.58%	1,000.00	1,175.80	13.20
H-Class	1.67%	17.70%	1,000.00	1,177.00	9.11
Russell 2000® 1.5x Strategy Fund
A-Class	1.71%	(29.36%)	1,000.00	706.40	7.31
C-Class	2.46%	(29.58%)	1,000.00	704.20	10.51
H-Class	1.70%	(29.36%)	1,000.00	706.40	7.27
Russell 2000® Fund
A-Class	1.64%	(19.68%)	1,000.00	803.20	7.41
C-Class	2.40%	(19.98%)	1,000.00	800.20	10.83
H-Class	1.65%	(19.67%)	1,000.00	803.30	7.46
Inverse Russell 2000® Strategy Fund
A-Class	1.75%	18.72%	1,000.00	1,187.20	9.60
C-Class	2.50%	18.20%	1,000.00	1,182.00	13.67
H-Class	1.75%	18.72%	1,000.00	1,187.20	9.60

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.54%	(17.27%)	$ 1,000.00	$ 827.30	$ 7.05
C-Class	2.29%	(17.58%)	1,000.00	824.20	10.47
H-Class	1.54%	(17.25%)	1,000.00	827.50	7.06
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	(28.02%)	1,000.00	719.80	4.27
A-Class	1.24%	(28.13%)	1,000.00	718.70	5.34
C-Class	1.99%	(28.41%)	1,000.00	715.90	8.56
H-Class	1.24%	(28.15%)	1,000.00	718.50	5.34
Inverse Government Long Bond Strategy Fund
Investor Class	4.09%	27.55%	1,000.00	1,275.50	23.33
A-Class	4.33%	27.39%	1,000.00	1,273.90	24.68
C-Class	5.12%	26.91%	1,000.00	1,269.10	29.12
H-Class	4.35%	27.41%	1,000.00	1,274.10	24.80
High Yield Strategy Fund
A-Class	1.52%	(11.45%)	1,000.00	885.50	7.18
C-Class	2.27%	(11.77%)	1,000.00	882.30	10.71
H-Class	1.53%	(11.43%)	1,000.00	885.70	7.23
Inverse High Yield Strategy Fund
A-Class	1.54%	9.94%	1,000.00	1,099.40	8.10
C-Class	2.29%	9.55%	1,000.00	1,095.50	12.03
H-Class	1.53%	10.01%	1,000.00	1,100.10	8.05
U.S. Government Money Market Fund	0.73%	0.29%	1,000.00	1,002.90	3.67

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.28%	5.00%	$ 1,000.00	$ 1,018.65	$ 6.48
A-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
C-Class	2.26%	5.00%	1,000.00	1,013.74	11.41
H-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
S&P 500® Fund
A-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
C-Class	2.35%	5.00%	1,000.00	1,013.29	11.86
H-Class	1.60%	5.00%	1,000.00	1,017.05	8.09
Inverse S&P 500® Strategy Fund
Investor Class	1.46%	5.00%	1,000.00	1,017.75	7.38
A-Class	1.7%	5.00%	1,000.00	1,016.55	8.59
C-Class	2.46%	5.00%	1,000.00	1,012.73	12.41
H-Class	1.72%	5.00%	1,000.00	1,016.44	8.69
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
H-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.60	7.54
A-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
C-Class	2.52%	5.00%	1,000.00	1,012.43	12.71
H-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
Mid-Cap 1.5x Strategy Fund
A-Class	1.66%	5.00%	1,000.00	1,016.75	8.39
C-Class	2.42%	5.00%	1,000.00	1,012.94	12.21
H-Class	1.67%	5.00%	1,000.00	1,016.70	8.44
Inverse Mid-Cap Strategy Fund
A-Class	1.66%	5.00%	1,000.00	1,016.75	8.39
C-Class	2.42%	5.00%	1,000.00	1,012.94	12.21
H-Class	1.67%	5.00%	1,000.00	1,016.70	8.44
Russell 2000® 1.5x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.50	8.64
C-Class	2.46%	5.00%	1,000.00	1,012.73	12.41
H-Class	1.70%	5.00%	1,000.00	1,016.55	8.59
Russell 2000® Fund
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Inverse Russell 2000® Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.29	8.85
C-Class	2.50%	5.00%	1,000.00	1,012.53	12.61
H-Class	1.75%	5.00%	1,000.00	1,016.29	8.85

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.54%	5.00%	$ 1,000.00	$ 1,017.35	$ 7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	5.00%	1,000.00	1,020.10	5.01
A-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
C-Class	1.99%	5.00%	1,000.00	1,015.09	10.05
H-Class	1.24%	5.00%	1,000.00	1,018.85	6.28
Inverse Government Long Bond Strategy Fund
Investor Class	4.09%	5.00%	1,000.00	1,004.56	20.55
A-Class	4.33%	5.00%	1,000.00	1,003.36	21.75
C-Class	5.12%	5.00%	1,000.00	999.40	25.66
H-Class	4.35%	5.00%	1,000.00	1,003.26	21.85
High Yield Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
C-Class	2.27%	5.00%	1,000.00	1,013.69	11.46
H-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
Inverse High Yield Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
U.S. Government Money Market Fund	0.73%	5.00%	1,000.00	1,021.41	3.70

[1]

This ratio represents annualized Net Expense, which includes interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.42%, 1.67%, 2.41% and 1.67% for Investor Class, A-Class, C-Class and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	14.5%
Guggenheim Strategy Fund II	9.4%
Guggenheim Strategy Fund III	7.1%
Apple, Inc.	3.2%
Microsoft Corp.	2.7%
Amazon.com, Inc.	1.6%
Tesla, Inc.	1.1%
Alphabet, Inc. — Class A	0.9%
Alphabet, Inc. — Class C	0.8%
Berkshire Hathaway, Inc. — Class B	0.8%
Top Ten Total	42.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(30.87%)	(26.01%)	9.22%	14.12%
A-Class Shares	(30.96%)	(26.21%)	8.97%	13.84%
A-Class Shares with sales charge‡	(34.24%)	(29.71%)	7.91%	13.29%
C-Class Shares	(31.23%)	(26.75%)	8.15%	13.00%
C-Class Shares with CDSC§	(31.92%)	(27.41%)	8.15%	13.00%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(30.95%)	(26.21%)	8.96%	10.17%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	9.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
NOVA FUND

	Shares	Value
COMMON STOCKS† - 46.7%

Technology - 10.5%
Apple, Inc.	14,613	$2,019,517
Microsoft Corp.	7,214	1,680,141
NVIDIA Corp.	2,422	294,007
Broadcom, Inc.	391	173,608
Accenture plc — Class A	611	157,210
Salesforce, Inc.*	962	138,374
Texas Instruments, Inc.	884	136,825
Adobe, Inc.*	453	124,666
QUALCOMM, Inc.	1,085	122,583
Intuit, Inc.	273	105,738
International Business Machines Corp.	874	103,840
Intel Corp.	3,972	102,358
Advanced Micro Devices, Inc.*	1,562	98,968
Oracle Corp.	1,469	89,712
ServiceNow, Inc.*	195	73,634
Analog Devices, Inc.	502	69,949
Applied Materials, Inc.	841	68,903
Fiserv, Inc.*	619	57,920
Micron Technology, Inc.	1,067	53,457
Activision Blizzard, Inc.	689	51,220
Lam Research Corp.	131	47,946
Synopsys, Inc.*	148	45,215
Fidelity National Information Services, Inc.	588	44,435
Cadence Design Systems, Inc.*	265	43,309
KLA Corp.	136	41,158
Autodesk, Inc.*	210	39,228
NXP Semiconductor N.V.	254	37,467
Roper Technologies, Inc.	102	36,683
Paychex, Inc.	310	34,785
Microchip Technology, Inc.	534	32,590
MSCI, Inc. — Class A	77	32,478
Fortinet, Inc.*	633	31,099
Electronic Arts, Inc.	255	29,506
Cognizant Technology Solutions Corp. — Class A	501	28,777
ON Semiconductor Corp.*	418	26,054
HP, Inc.	880	21,930
EPAM Systems, Inc.*	55	19,920
ANSYS, Inc.*	84	18,623
Take-Two Interactive Software, Inc.*	152	16,568
Broadridge Financial Solutions, Inc.	113	16,308
Monolithic Power Systems, Inc.	43	15,626
Paycom Software, Inc.*	47	15,510
Hewlett Packard Enterprise Co.	1,257	15,059
Tyler Technologies, Inc.*	40	13,900
Skyworks Solutions, Inc.	155	13,217
NetApp, Inc.	212	13,112
Zebra Technologies Corp. — Class A*	50	13,101
Jack Henry & Associates, Inc.	70	12,759
Citrix Systems, Inc.*,††	121	12,584
Akamai Technologies, Inc.*	154	12,369
Leidos Holdings, Inc.	132	11,546
Teradyne, Inc.	151	11,348
PTC, Inc.*	101	10,565
Seagate Technology Holdings plc	189	10,060
Western Digital Corp.*	303	9,863
Ceridian HCM Holding, Inc.*	148	8,270
Qorvo, Inc.*	100	7,941
DXC Technology Co.*	222	5,435
Total Technology		6,578,974

Consumer, Non-cyclical - 10.5%
UnitedHealth Group, Inc.	905	457,061
Johnson & Johnson	2,543	415,425
Procter & Gamble Co.	2,311	291,764
Eli Lilly & Co.	763	246,716
Pfizer, Inc.	5,429	237,573
AbbVie, Inc.	1,710	229,499
PepsiCo, Inc.	1,335	217,952
Merck & Company, Inc.	2,450	210,994
Coca-Cola Co.	3,765	210,915
Thermo Fisher Scientific, Inc.	379	192,225
Abbott Laboratories	1,694	163,911
Danaher Corp.	632	163,239
Bristol-Myers Squibb Co.	2,065	146,801
Philip Morris International, Inc.	1,499	124,432
CVS Health Corp.	1,270	121,120
Amgen, Inc.	517	116,532
Elevance Health, Inc.	231	104,930
Medtronic plc	1,285	103,764
S&P Global, Inc.	329	100,460
PayPal Holdings, Inc.*	1,119	96,312
Automatic Data Processing, Inc.	401	90,702
Cigna Corp.	294	81,576
Gilead Sciences, Inc.	1,212	74,768
Mondelez International, Inc. — Class A	1,326	72,705
Vertex Pharmaceuticals, Inc.*	248	71,806
Regeneron Pharmaceuticals, Inc.*	103	70,954
Altria Group, Inc.	1,742	70,342
Zoetis, Inc.	453	67,175
Stryker Corp.	326	66,028
Intuitive Surgical, Inc.*	345	64,667
Becton Dickinson and Co.	276	61,501
Humana, Inc.	122	59,193
Colgate-Palmolive Co.	807	56,692
Boston Scientific Corp.*	1,385	53,641
Edwards Lifesciences Corp.*	600	49,578
Estee Lauder Companies, Inc. — Class A	223	48,145
McKesson Corp.	139	47,242
General Mills, Inc.	576	44,127
Archer-Daniels-Midland Co.	542	43,604
Centene Corp.*	553	43,029
Corteva, Inc.	695	39,719
Moderna, Inc.*	325	38,431
HCA Healthcare, Inc.	208	38,228
Biogen, Inc.*	139	37,113
Moody’s Corp.	152	36,953
Kimberly-Clark Corp.	326	36,688
Constellation Brands, Inc. — Class A	154	35,371
Sysco Corp.	492	34,789
IQVIA Holdings, Inc.*	180	32,605

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NOVA FUND

	Shares	Value
Monster Beverage Corp.*	372	$32,349
Cintas Corp.	83	32,220
Hershey Co.	142	31,307
ResMed, Inc.	142	30,998
Dexcom, Inc.*	380	30,605
Keurig Dr Pepper, Inc.	822	29,444
Illumina, Inc.*	152	29,000
Global Payments, Inc.	268	28,957
Kroger Co.	630	27,563
CoStar Group, Inc.*	383	26,676
IDEXX Laboratories, Inc.*	81	26,390
Baxter International, Inc.	487	26,230
Verisk Analytics, Inc. — Class A	152	25,920
Kraft Heinz Co.	770	25,680
Zimmer Biomet Holdings, Inc.	203	21,224
Gartner, Inc.*	76	21,028
AmerisourceBergen Corp. — Class A	150	20,300
Equifax, Inc.	118	20,229
Tyson Foods, Inc. — Class A	280	18,460
Molina Healthcare, Inc.*	55	18,141
United Rentals, Inc.*	67	18,098
Laboratory Corporation of America Holdings	87	17,819
Quanta Services, Inc.	138	17,580
Cardinal Health, Inc.	263	17,537
West Pharmaceutical Services, Inc.	71	17,472
McCormick & Company, Inc.	242	17,247
Kellogg Co.	247	17,206
Church & Dwight Company, Inc.	234	16,717
STERIS plc	97	16,129
Waters Corp.*	58	15,633
Hologic, Inc.*	241	15,549
Clorox Co.	119	15,279
Conagra Brands, Inc.	464	15,140
PerkinElmer, Inc.	122	14,680
Align Technology, Inc.*	70	14,498
J M Smucker Co.	103	14,153
Quest Diagnostics, Inc.	113	13,864
FleetCor Technologies, Inc.*	73	12,860
Avery Dennison Corp.	79	12,853
Hormel Foods Corp.	280	12,723
Catalent, Inc.*	173	12,518
Cooper Companies, Inc.	47	12,403
Incyte Corp.*	179	11,928
Brown-Forman Corp. — Class B	177	11,783
ABIOMED, Inc.*	44	10,809
Lamb Weston Holdings, Inc.	139	10,756
Bio-Techne Corp.	37	10,508
Viatris, Inc.	1,173	9,994
Nielsen Holdings plc	348	9,647
Charles River Laboratories International, Inc.*	49	9,643
Campbell Soup Co.	195	9,189
Teleflex, Inc.	45	9,066
Molson Coors Beverage Co. — Class B	182	8,734
Henry Schein, Inc.*	131	8,616
Bio-Rad Laboratories, Inc. — Class A*	20	8,343
Robert Half International, Inc.	106	8,109
MarketAxess Holdings, Inc.	36	8,010
Rollins, Inc.	223	7,734
Dentsply Sirona, Inc.	208	5,897
Organon & Co.	246	5,756
Universal Health Services, Inc. — Class B	64	5,644
DaVita, Inc.*	53	4,387
Total Consumer, Non-cyclical		6,554,229

Financial - 7.0%
Berkshire Hathaway, Inc. — Class B*	1,746	466,217
JPMorgan Chase & Co.	2,837	296,467
Visa, Inc. — Class A	1,582	281,042
Mastercard, Inc. — Class A	825	234,580
Bank of America Corp.	6,762	204,212
Wells Fargo & Co.	3,669	147,567
Charles Schwab Corp.	1,477	106,152
Morgan Stanley	1,295	102,318
Goldman Sachs Group, Inc.	329	96,413
American Tower Corp. — Class A REIT	449	96,400
BlackRock, Inc. — Class A	146	80,341
American Express Co.	580	78,248
Citigroup, Inc.	1,873	78,048
Chubb Ltd.	404	73,479
Prologis, Inc. REIT	716	72,746
Marsh & McLennan Companies, Inc.	483	72,107
Progressive Corp.	565	65,659
CME Group, Inc. — Class A	347	61,464
Crown Castle, Inc. REIT	419	60,567
PNC Financial Services Group, Inc.	397	59,320
Truist Financial Corp.	1,283	55,862
Aon plc — Class A	204	54,645
U.S. Bancorp	1,308	52,739
Equinix, Inc. REIT	87	49,489
Intercontinental Exchange, Inc.	540	48,789
Public Storage REIT	153	44,800
MetLife, Inc.	648	39,385
Travelers Companies, Inc.	229	35,083
American International Group, Inc.	735	34,898
Arthur J Gallagher & Co.	203	34,758
Realty Income Corp. REIT	597	34,745
Capital One Financial Corp.	371	34,195
Allstate Corp.	261	32,502
Aflac, Inc.	556	31,247
Prudential Financial, Inc.	360	30,881
M&T Bank Corp.	170	29,974
SBA Communications Corp. REIT	104	29,604
Welltower, Inc. REIT	448	28,815
Simon Property Group, Inc. REIT	317	28,451
VICI Properties, Inc. REIT	931	27,790
Digital Realty Trust, Inc. REIT	278	27,572
Bank of New York Mellon Corp.	711	27,388
Ameriprise Financial, Inc.	105	26,455
AvalonBay Communities, Inc. REIT	135	24,866
Discover Financial Services	264	24,003
First Republic Bank	177	23,107

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NOVA FUND

	Shares	Value
T. Rowe Price Group, Inc.	218	$22,892
Extra Space Storage, Inc. REIT	129	22,280
Equity Residential REIT	327	21,981
State Street Corp.	355	21,588
Willis Towers Watson plc	106	21,300
Fifth Third Bancorp	664	21,221
CBRE Group, Inc. — Class A*	310	20,928
Weyerhaeuser Co. REIT	716	20,449
Alexandria Real Estate Equities, Inc. REIT	143	20,047
Hartford Financial Services Group, Inc.	312	19,325
SVB Financial Group*	57	19,139
Invitation Homes, Inc. REIT	561	18,945
Raymond James Financial, Inc.	188	18,578
Nasdaq, Inc.	327	18,534
Huntington Bancshares, Inc.	1,395	18,386
Regions Financial Corp.	904	18,143
Duke Realty Corp. REIT	372	17,930
Mid-America Apartment Communities, Inc. REIT	112	17,368
Northern Trust Corp.	201	17,198
Citizens Financial Group, Inc.	479	16,458
Principal Financial Group, Inc.	224	16,162
Ventas, Inc. REIT	387	15,546
Essex Property Trust, Inc. REIT	63	15,261
KeyCorp	902	14,450
Cincinnati Financial Corp.	154	13,794
Brown & Brown, Inc.	227	13,729
Synchrony Financial	466	13,137
W R Berkley Corp.	197	12,722
Iron Mountain, Inc. REIT	281	12,356
UDR, Inc. REIT	295	12,304
Camden Property Trust REIT	103	12,303
Cboe Global Markets, Inc.	102	11,972
Healthpeak Properties, Inc. REIT	522	11,964
Kimco Realty Corp. REIT	598	11,009
Host Hotels & Resorts, Inc. REIT	692	10,989
Boston Properties, Inc. REIT	138	10,346
Everest Re Group Ltd.	38	9,973
Loews Corp.	193	9,619
Signature Bank	61	9,211
Comerica, Inc.	126	8,959
Globe Life, Inc.	88	8,774
Regency Centers Corp. REIT	149	8,024
Zions Bancorp North America	146	7,426
Assurant, Inc.	51	7,409
Lincoln National Corp.	150	6,586
Federal Realty Investment Trust REIT	70	6,308
Invesco Ltd.	440	6,028
Franklin Resources, Inc.	275	5,918
Vornado Realty Trust REIT	156	3,613
Total Financial		4,343,972

Communications - 5.8%
Amazon.com, Inc.*	8,573	968,749
Alphabet, Inc. — Class A*	5,800	554,770
Alphabet, Inc. — Class C*	5,186	498,634
Meta Platforms, Inc. — Class A*	2,206	299,310
Walt Disney Co.*	1,763	166,304
Cisco Systems, Inc.	4,006	160,240
Verizon Communications, Inc.	4,062	154,234
Comcast Corp. — Class A	4,260	124,946
AT&T, Inc.	6,893	105,739
Netflix, Inc.*	430	101,239
T-Mobile US, Inc.*	582	78,087
Booking Holdings, Inc.*	38	62,442
Motorola Solutions, Inc.	160	35,835
Charter Communications, Inc. — Class A*	107	32,458
Twitter, Inc.*	650	28,496
Arista Networks, Inc.*	237	26,755
Warner Bros Discovery, Inc.*	2,137	24,575
Corning, Inc.	735	21,330
CDW Corp.	130	20,290
eBay, Inc.	531	19,546
VeriSign, Inc.*	90	15,633
FactSet Research Systems, Inc.	37	14,804
Expedia Group, Inc.*	146	13,679
Match Group, Inc.*	274	13,084
Omnicom Group, Inc.	198	12,492
Etsy, Inc.*	122	12,216
NortonLifeLock, Inc.	573	11,540
Interpublic Group of Companies, Inc.	378	9,677
Paramount Global — Class B	488	9,292
Fox Corp. — Class A	296	9,081
F5, Inc.*	58	8,394
Juniper Networks, Inc.	312	8,149
Lumen Technologies, Inc.	921	6,705
News Corp. — Class A	373	5,636
Fox Corp. — Class B	136	3,876
DISH Network Corp. — Class A*	242	3,347
News Corp. — Class B	116	1,789
Total Communications		3,643,373

Consumer, Cyclical - 4.7%
Tesla, Inc.*	2,576	683,284
Home Depot, Inc.	994	274,284
Costco Wholesale Corp.	428	202,132
Walmart, Inc.	1,379	178,856
McDonald’s Corp.	712	164,287
Lowe’s Companies, Inc.	618	116,067
NIKE, Inc. — Class B	1,222	101,573
Starbucks Corp.	1,110	93,529
TJX Companies, Inc.	1,133	70,382
Target Corp.	449	66,627
Dollar General Corp.	220	52,769
General Motors Co.	1,410	45,247
O’Reilly Automotive, Inc.*	62	43,608
Ford Motor Co.	3,820	42,784
Chipotle Mexican Grill, Inc. — Class A*	27	40,574
AutoZone, Inc.*	18	38,555
Marriott International, Inc. — Class A	267	37,418
Hilton Worldwide Holdings, Inc.	265	31,964
Yum! Brands, Inc.	274	29,137
Ross Stores, Inc.	338	28,483
PACCAR, Inc.	336	28,120

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NOVA FUND

	Shares	Value
Dollar Tree, Inc.*	204	$27,764
Cummins, Inc.	136	27,677
Fastenal Co.	555	25,552
Copart, Inc.*	207	22,025
Walgreens Boots Alliance, Inc.	694	21,792
WW Grainger, Inc.	44	21,524
DR Horton, Inc.	306	20,609
Aptiv plc*	261	20,413
Genuine Parts Co.	136	20,308
Ulta Beauty, Inc.*	50	20,059
Tractor Supply Co.	107	19,889
Lennar Corp. — Class A	246	18,339
Southwest Airlines Co.*	574	17,702
Delta Air Lines, Inc.*	620	17,397
Darden Restaurants, Inc.	119	15,032
Best Buy Company, Inc.	194	12,288
Pool Corp.	38	12,092
NVR, Inc.*	3	11,961
Las Vegas Sands Corp.*	318	11,931
LKQ Corp.	252	11,882
Domino’s Pizza, Inc.	34	10,547
Live Nation Entertainment, Inc.*	136	10,341
United Airlines Holdings, Inc.*	316	10,280
CarMax, Inc.*	153	10,101
VF Corp.	319	9,541
MGM Resorts International	315	9,362
Advance Auto Parts, Inc.	59	9,224
Hasbro, Inc.	125	8,428
PulteGroup, Inc.	223	8,363
Royal Caribbean Cruises Ltd.*	211	7,997
American Airlines Group, Inc.*	629	7,573
Bath & Body Works, Inc.	221	7,205
BorgWarner, Inc.	228	7,159
Whirlpool Corp.	53	7,145
Tapestry, Inc.	243	6,909
Carnival Corp.*	955	6,714
Caesars Entertainment, Inc.*	207	6,678
Wynn Resorts Ltd.*	100	6,303
Newell Brands, Inc.	363	5,042
Alaska Air Group, Inc.*	122	4,776
Norwegian Cruise Line Holdings Ltd.*	407	4,623
Ralph Lauren Corp. — Class A	41	3,482
Total Consumer, Cyclical		2,913,709

Industrial - 3.6%
Union Pacific Corp.	604	117,671
Raytheon Technologies Corp.	1,428	116,896
United Parcel Service, Inc. — Class B	708	114,370
Honeywell International, Inc.	652	108,864
Deere & Co.	268	89,482
Lockheed Martin Corp.	228	88,074
Caterpillar, Inc.	511	83,845
Northrop Grumman Corp.	140	65,845
General Electric Co.	1,061	65,687
Boeing Co.*	540	65,383
3M Co.	536	59,228
Waste Management, Inc.	364	58,317
CSX Corp.	2,071	55,171
Eaton Corporation plc	385	51,344
Illinois Tool Works, Inc.	273	49,318
Norfolk Southern Corp.	227	47,591
General Dynamics Corp.	217	46,041
Emerson Electric Co.	572	41,882
L3Harris Technologies, Inc.	185	38,449
Amphenol Corp. — Class A	574	38,435
Agilent Technologies, Inc.	289	35,128
FedEx Corp.	231	34,297
TE Connectivity Ltd.	309	34,101
Johnson Controls International plc	666	32,781
Trane Technologies plc	224	32,437
Parker-Hannifin Corp.	124	30,046
Carrier Global Corp.	814	28,946
Keysight Technologies, Inc.*	174	27,381
Republic Services, Inc. — Class A	199	27,072
TransDigm Group, Inc.	50	26,241
Otis Worldwide Corp.	406	25,903
AMETEK, Inc.	222	25,177
Rockwell Automation, Inc.	112	24,092
Mettler-Toledo International, Inc.*	21	22,767
Old Dominion Freight Line, Inc.	89	22,140
Vulcan Materials Co.	128	20,187
Fortive Corp.	344	20,055
Martin Marietta Materials, Inc.	60	19,325
Ingersoll Rand, Inc.	390	16,871
Dover Corp.	139	16,205
Amcor plc	1,454	15,602
Xylem, Inc.	174	15,201
Teledyne Technologies, Inc.*	45	15,186
Ball Corp.	303	14,641
IDEX Corp.	73	14,589
Westinghouse Air Brake Technologies Corp.	176	14,318
Expeditors International of Washington, Inc.	158	13,953
Jacobs Solutions, Inc.	123	13,344
Trimble, Inc.*	240	13,025
J.B. Hunt Transport Services, Inc.	80	12,514
Textron, Inc.	205	11,943
Garmin Ltd.	148	11,886
CH Robinson Worldwide, Inc.	120	11,557
Howmet Aerospace, Inc.	358	11,073
Generac Holdings, Inc.*	62	11,045
Nordson Corp.	52	11,038
Stanley Black & Decker, Inc.	142	10,680
Snap-on, Inc.	52	10,470
Packaging Corporation of America	91	10,218
Masco Corp.	218	10,178
Huntington Ingalls Industries, Inc.	39	8,638
Westrock Co.	246	7,599
Allegion plc	84	7,533
Fortune Brands Home & Security, Inc.	125	6,711
Pentair plc	159	6,460
Sealed Air Corp.	140	6,231
A O Smith Corp.	123	5,975

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NOVA FUND

	Shares	Value
Mohawk Industries, Inc.*	50	$4,560
Total Industrial		2,229,213

Energy - 2.2%
Exxon Mobil Corp.	4,031	351,947
Chevron Corp.	1,742	250,273
ConocoPhillips	1,231	125,981
EOG Resources, Inc.	567	63,351
Pioneer Natural Resources Co.	231	50,018
Schlumberger N.V.	1,368	49,111
Marathon Petroleum Corp.	482	47,877
Occidental Petroleum Corp.	721	44,305
Valero Energy Corp.	381	40,710
Devon Energy Corp.	633	38,062
Phillips 66	465	37,535
Enphase Energy, Inc.*	131	36,349
Williams Companies, Inc.	1,179	33,755
Kinder Morgan, Inc.	1,917	31,899
Hess Corp.	270	29,427
ONEOK, Inc.	432	22,135
Halliburton Co.	877	21,592
Diamondback Energy, Inc.	171	20,599
Baker Hughes Co.	979	20,520
Coterra Energy, Inc. — Class A	770	20,112
Marathon Oil Corp.	655	14,790
Equities Corp.	357	14,548
SolarEdge Technologies, Inc.*	53	12,267
APA Corp.	316	10,804
Total Energy		1,387,967

Utilities - 1.5%
NextEra Energy, Inc.	1,900	148,979
Southern Co.	1,028	69,904
Duke Energy Corp.	745	69,300
Dominion Energy, Inc.	805	55,633
Sempra Energy	304	45,582
American Electric Power Company, Inc.	496	42,879
Exelon Corp.	958	35,887
Xcel Energy, Inc.	529	33,856
Consolidated Edison, Inc.	343	29,416
WEC Energy Group, Inc.	305	27,276
Public Service Enterprise Group, Inc.	483	27,159
Constellation Energy Corp.	316	26,288
Eversource Energy	335	26,117
American Water Works Company, Inc.	176	22,908
DTE Energy Co.	187	21,514
Edison International	369	20,878
Ameren Corp.	250	20,137
Entergy Corp.	197	19,824
PG&E Corp.*	1,555	19,437
FirstEnergy Corp.	525	19,425
PPL Corp.	711	18,024
CenterPoint Energy, Inc.	609	17,162
CMS Energy Corp.	280	16,307
AES Corp.	646	14,600
Atmos Energy Corp.	135	13,750
Evergy, Inc.	222	13,187
Alliant Energy Corp.	243	12,877
NiSource, Inc.	393	9,899
NRG Energy, Inc.	227	8,687
Pinnacle West Capital Corp.	109	7,032
Total Utilities		913,924

Basic Materials - 0.9%
Linde plc	482	129,942
Air Products and Chemicals, Inc.	214	49,804
Sherwin-Williams Co.	228	46,683
Freeport-McMoRan, Inc.	1,383	37,797
Ecolab, Inc.	240	34,661
Newmont Corp.	768	32,279
Dow, Inc.	695	30,531
Albemarle Corp.	113	29,882
Nucor Corp.	253	27,069
PPG Industries, Inc.	227	25,127
DuPont de Nemours, Inc.	484	24,394
International Flavors & Fragrances, Inc.	246	22,344
LyondellBasell Industries N.V. — Class A	246	18,519
CF Industries Holdings, Inc.	192	18,480
Mosaic Co.	334	16,142
FMC Corp.	122	12,895
International Paper Co.	350	11,095
Celanese Corp. — Class A	96	8,673
Eastman Chemical Co.	119	8,455
Total Basic Materials		584,772

Total Common Stocks
(Cost $29,933,836)		29,150,133

MUTUAL FUNDS† - 31.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	940,688	9,021,198
Guggenheim Strategy Fund II1	245,779	5,891,333
Guggenheim Strategy Fund III[1]	184,563	4,433,195
Total Mutual Funds
(Cost $19,986,442)		19,345,726

	Face Amount
U.S. TREASURY BILLS†† - 22.0%
U.S. Treasury Bills
1.34% due 10/04/22[2,3]	$8,079,000	8,078,458
2.35% due 10/04/22[2,3]	3,000,000	2,999,798
1.78% due 10/04/22[2,3]	2,000,000	1,999,866
2.70% due 11/08/22[2,4]	697,000	695,112
Total U.S. Treasury Bills
(Cost $13,772,155)		13,773,234

FEDERAL AGENCY DISCOUNT NOTES†† - 9.6%
Freddie Mac
2.28% due 10/03/22[2]	6,000,000	5,999,240
Total Federal Agency Discount Notes
(Cost $5,999,240)		5,999,240

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 42.2%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[3]	$14,994,402	$14,994,402
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[3]	5,767,078	5,767,078
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[3]	5,596,377	5,596,377
Total Repurchase Agreements
(Cost $26,357,857)		26,357,857

Total Investments - 151.5%
(Cost $96,049,530)		$94,626,190
Other Assets & Liabilities, net - (51.5)%		(32,148,822)
Total Net Assets - 100.0%		$62,477,368

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	5	Dec 2022	$899,313	$(84,510)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	Pay	3.68% (Federal Funds Rate + 0.60%)	At Maturity	11/17/22	866	$3,105,093	$(615,282)
Goldman Sachs International	S&P 500 Index	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	11/17/22	8,322	29,839,510	(1,514,102)
Barclays Bank plc	S&P 500 Index	Pay	3.41% (SOFR + 0.45%)	At Maturity	11/16/22	8,573	30,738,609	(3,003,982)
							$63,683,212	$(5,133,366)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,137,549	$12,584	$—	$29,150,133
Mutual Funds	19,345,726	—	—	19,345,726
U.S. Treasury Bills	—	13,773,234	—	13,773,234
Federal Agency Discount Notes	—	5,999,240	—	5,999,240
Repurchase Agreements	—	26,357,857	—	26,357,857
Total Assets	$48,483,275	$46,142,915	$—	$94,626,190

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$84,510	$—	$—	$84,510
Equity Index Swap Agreements**	—	5,133,366	—	5,133,366
Total Liabilities	$84,510	$5,133,366	$—	$5,217,876

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,051,713	$—	$(1,000,000)	$(28,493)	$(131,887)	$5,891,333	245,779	$83,779
Guggenheim Strategy Fund III	4,547,624	—	—	—	(114,429)	4,433,195	184,563	58,963
Guggenheim Ultra Short Duration Fund — Institutional Class	23,837,568	—	(14,500,000)	(366,145)	49,775	9,021,198	940,688	138,728
	$35,436,905	$—	$(15,500,000)	$(394,638)	$(196,541)	$19,345,726		$281,470

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $49,705,231)	$48,922,607
Investments in affiliated issuers, at value (cost $19,986,442)	19,345,726
Repurchase agreements, at value (cost $26,357,857)	26,357,857
Cash	1,058
Segregated cash with broker	1,200,371
Receivables:
Fund shares sold	1,286,148
Dividends	141,176
Interest	2,157
Securities lending income	5
Total assets	97,257,105

Liabilities:
Unrealized depreciation on OTC swap agreements	5,133,366
Payable for:
Swap settlement	22,843,522
Fund shares redeemed	6,376,157
Management fees	71,364
Transfer agent and administrative fees	65,550
Variation margin on futures contracts	53,648
Securities purchased	33,999
Portfolio accounting/administration fees	14,735
Distribution and service fees	4,724
Trustees’ fees*	2,981
Miscellaneous	179,691
Total liabilities	34,779,737
Net assets	$62,477,368

Net assets consist of:
Paid in capital	$187,683,900
Total distributable earnings (loss)	(125,206,532)
Net assets	$62,477,368

Investor Class:
Net assets	$51,186,515
Capital shares outstanding	556,051
Net asset value per share	$92.05

A-Class:
Net assets	$8,046,817
Capital shares outstanding	95,832
Net asset value per share	$83.97
Maximum offering price per share (Net asset value divided by 95.25%)	$88.16

C-Class:
Net assets	$859,000
Capital shares outstanding	12,057
Net asset value per share	$71.24

H-Class:
Net assets	$2,385,036
Capital shares outstanding	28,377
Net asset value per share	$84.05

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $289)	$1,219,108
Dividends from securities of affiliated issuers	281,470
Interest	226,604
Income from securities lending, net	426
Total investment income	1,727,608

Expenses:
Management fees	765,444
Distribution and service fees:
A-Class	17,675
C-Class	6,302
H-Class	20,923
Transfer agent and administrative fees	237,738
Portfolio accounting/administration fees	125,873
Professional fees	34,688
Trustees’ fees*	18,689
Custodian fees	14,825
Interest expense	1,357
Line of credit fees	80
Miscellaneous	122,818
Total expenses	1,366,412
Less:
Expenses waived by Adviser	(19,207)
Net expenses	1,347,205
Net investment income	380,403

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(53,292,355)
Investments in affiliated issuers	(394,638)
Swap agreements	(27,646,143)
Futures contracts	(8,669,752)
Net realized loss	(90,002,888)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,006,999
Investments in affiliated issuers	(196,541)
Swap agreements	(5,532,720)
Futures contracts	(1,230,845)
Net change in unrealized appreciation (depreciation)	(3,953,107)
Net realized and unrealized loss	(93,955,995)
Net decrease in net assets resulting from operations	$(93,575,592)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$380,403	$(629,251)
Net realized gain (loss) on investments	(90,002,888)	84,279,146
Net change in unrealized appreciation (depreciation) on investments	(3,953,107)	(38,692,907)
Net increase (decrease) in net assets resulting from operations	(93,575,592)	44,956,988

Distributions to shareholders:
Investor Class	—	(16,129,299)
A-Class	—	(2,007,645)
C-Class	—	(359,771)
H-Class	—	(1,804,671)
Total distributions to shareholders	—	(20,301,386)

Capital share transactions:
Proceeds from sale of shares
Investor Class	941,860,055	3,662,606,295
A-Class	35,501,368	160,211,360
C-Class	133,565	203,281
H-Class	100,625,467	578,940,049
Distributions reinvested
Investor Class	—	13,036,966
A-Class	—	1,944,061
C-Class	—	350,819
H-Class	—	1,804,671
Cost of shares redeemed
Investor Class	(1,192,133,989)	(3,642,219,061)
A-Class	(42,708,163)	(159,461,992)
C-Class	(700,241)	(2,524,068)
H-Class	(130,729,434)	(597,412,425)
Net increase (decrease) from capital share transactions	(288,151,372)	17,479,956
Net increase (decrease) in net assets	(381,726,964)	42,135,558

Net assets:
Beginning of period	444,204,332	402,068,774
End of period	$62,477,368	$444,204,332

Capital share activity:
Shares sold
Investor Class	8,539,818	26,990,584
A-Class	351,740	1,276,479
C-Class	1,558	1,925
H-Class	1,010,930	4,583,468
Shares issued from reinvestment of distributions
Investor Class	—	92,962
A-Class	—	15,167
C-Class	—	3,206
H-Class	—	14,065
Shares redeemed
Investor Class	(10,838,651)	(26,935,753)
A-Class	(431,880)	(1,282,864)
C-Class	(8,123)	(23,392)
H-Class	(1,316,920)	(4,745,096)
Net decrease in shares	(2,691,528)	(9,249)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$133.16	$120.51	$63.62	$76.83	$69.63	$60.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	(.16)	.05	.61	.48	.40
Net gain (loss) on investments (realized and unrealized)	(41.35)	25.92	57.43	(13.82)	6.72	10.50
Total from investment operations	(41.11)	25.76	57.48	(13.21)	7.20	10.90
Less distributions from:
Net investment income	—	—	(.59)	—	—	(.02)
Net realized gains	—	(13.11)	—	—	—	(1.39)
Total distributions	—	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$92.05	$133.16	$120.51	$63.62	$76.83	$69.63

Total Return	(30.87%)	20.83%	90.46%	(17.19%)	10.34%	18.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,187	$380,170	$326,237	$37,874	$242,831	$451,764
Ratios to average net assets:
Net investment income (loss)	0.41%	(0.12%)	0.05%	0.71%	0.65%	0.58%
Total expenses[c]	1.29%	1.25%	1.33%	1.37%	1.35%	1.26%
Net expenses[d]	1.28%	1.23%	1.32%	1.36%	1.35%	1.26%
Portfolio turnover rate	572%	1,027%	785%	690%	1,078%	2,067%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$121.63	$111.23	$58.89	$71.28	$64.72	$56.18
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	(.45)	(.18)	.40	.28	.25
Net gain (loss) on investments (realized and unrealized)	(37.81)	23.96	53.11	(12.79)	6.28	9.70
Total from investment operations	(37.66)	23.51	52.93	(12.39)	6.56	9.95
Less distributions from:
Net investment income	—	—	(.59)	—	—	(.02)
Net realized gains	—	(13.11)	—	—	—	(1.39)
Total distributions	—	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$83.97	$121.63	$111.23	$58.89	$71.28	$64.72

Total Return[e]	(30.96%)	20.54%	90.00%	(17.38%)	10.14%	17.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,047	$21,403	$18,596	$7,435	$26,022	$35,094
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.35%)	(0.20%)	0.52%	0.41%	0.39%
Total expenses[c]	1.54%	1.50%	1.59%	1.62%	1.60%	1.51%
Net expenses[d]	1.52%	1.48%	1.58%	1.61%	1.60%	1.51%
Portfolio turnover rate	572%	1,027%	785%	690%	1,078%	2,067%

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$103.59	$96.96	$51.77	$63.15	$57.77	$50.57
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(1.19)	(.74)	(.22)	(.20)	(.27)
Net gain (loss) on investments (realized and unrealized)	(32.13)	20.93	46.52	(11.16)	5.58	8.88
Total from investment operations	(32.35)	19.74	45.78	(11.38)	5.38	8.61
Less distributions from:
Net investment income	—	—	(.59)	—	—	(.02)
Net realized gains	—	(13.11)	—	—	—	(1.39)
Total distributions	—	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$71.24	$103.59	$96.96	$51.77	$63.15	$57.77

Total Return[e]	(31.23%)	19.64%	88.56%	(18.02%)	9.31%	17.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$859	$1,929	$3,576	$3,333	$4,165	$9,952
Ratios to average net assets:
Net investment income (loss)	(0.51%)	(1.09%)	(0.97%)	(0.32%)	(0.33%)	(0.48%)
Total expenses[c]	2.30%	2.25%	2.35%	2.38%	2.35%	2.28%
Net expenses[d]	2.26%	2.23%	2.33%	2.37%	2.35%	2.28%
Portfolio turnover rate	572%	1,027%	785%	690%	1,078%	2,067%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$121.73	$111.34	$58.94	$71.35	$64.80	$56.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.48)	(.18)	.36	.30	.19
Net gain (loss) on investments (realized and unrealized)	(37.75)	23.98	53.17	(12.77)	6.25	9.87
Total from investment operations	(37.68)	23.50	52.99	(12.41)	6.55	10.06
Less distributions from:
Net investment income	—	—	(.59)	—	—	(.02)
Net realized gains	—	(13.11)	—	—	—	(1.39)
Total distributions	—	(13.11)	(.59)	—	—	(1.41)
Net asset value, end of period	$84.05	$121.73	$111.34	$58.94	$71.35	$64.80

Total Return	(30.95%)	20.51%	90.03%	(17.39%)	10.11%	17.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,385	$40,702	$53,660	$4,057	$49,090	$28,985
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.37%)	(0.20%)	0.46%	0.44%	0.30%
Total expenses[c]	1.54%	1.50%	1.59%	1.62%	1.61%	1.52%
Net expenses[d]	1.53%	1.48%	1.58%	1.61%	1.61%	1.52%
Portfolio turnover rate	572%	1,027%	785%	690%	1,078%	2,067%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	6.5%
Microsoft Corp.	5.4%
Amazon.com, Inc.	3.1%
Tesla, Inc.	2.2%
Alphabet, Inc. — Class A	1.8%
Alphabet, Inc. — Class C	1.6%
Berkshire Hathaway, Inc. — Class B	1.5%
UnitedHealth Group, Inc.	1.5%
Johnson & Johnson	1.3%
Exxon Mobil Corp.	1.1%
Top Ten Total	26.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(20.88%)	(16.85%)	7.37%	9.83%
A-Class Shares with sales charge‡	(24.64%)	(20.81%)	6.33%	9.29%
C-Class Shares	(21.18%)	(17.48%)	6.57%	9.00%
C-Class Shares with CDSC§	(21.97%)	(18.30%)	6.57%	9.00%
H-Class Shares	(20.89%)	(16.85%)	7.38%	9.83%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 93.8%

Technology - 21.2%
Apple, Inc.	47,311	$6,538,380
Microsoft Corp.	23,357	5,439,845
NVIDIA Corp.	7,842	951,940
Broadcom, Inc.	1,265	561,673
Accenture plc — Class A	1,981	509,711
Salesforce, Inc.*	3,116	448,205
Texas Instruments, Inc.	2,862	442,980
Adobe, Inc.*	1,466	403,443
QUALCOMM, Inc.	3,517	397,351
Intuit, Inc.	883	342,004
International Business Machines Corp.	2,829	336,113
Intel Corp.	12,859	331,376
Advanced Micro Devices, Inc.*	5,056	320,348
Oracle Corp.	4,757	290,510
ServiceNow, Inc.*	633	239,027
Analog Devices, Inc.	1,628	226,846
Applied Materials, Inc.	2,725	223,259
Fiserv, Inc.*	2,003	187,421
Micron Technology, Inc.	3,455	173,095
Activision Blizzard, Inc.	2,230	165,778
Lam Research Corp.	429	157,014
Synopsys, Inc.*	479	146,339
Fidelity National Information Services, Inc.	1,904	143,885
Cadence Design Systems, Inc.*	858	140,223
KLA Corp.	444	134,368
Autodesk, Inc.*	680	127,024
NXP Semiconductor N.V.	822	121,253
Roper Technologies, Inc.	332	119,400
Paychex, Inc.	1,003	112,547
MSCI, Inc. — Class A	252	106,291
Microchip Technology, Inc.	1,730	105,582
Fortinet, Inc.*	2,050	100,716
Electronic Arts, Inc.	827	95,692
Cognizant Technology Solutions Corp. — Class A	1,622	93,168
ON Semiconductor Corp.*	1,357	84,582
HP, Inc.	2,850	71,022
EPAM Systems, Inc.*	180	65,194
ANSYS, Inc.*	273	60,524
Take-Two Interactive Software, Inc.*	491	53,519
Broadridge Financial Solutions, Inc.	367	52,965
Monolithic Power Systems, Inc.	139	50,513
Paycom Software, Inc.*	152	50,159
Hewlett Packard Enterprise Co.	4,069	48,747
Tyler Technologies, Inc.*	130	45,175
Citrix Systems, Inc.*,††	432	44,928
Skyworks Solutions, Inc.	502	42,806
NetApp, Inc.	688	42,553
Zebra Technologies Corp. — Class A*	162	42,446
Jack Henry & Associates, Inc.	228	41,558
Akamai Technologies, Inc.*	498	39,999
Leidos Holdings, Inc.	428	37,437
Teradyne, Inc.	491	36,899
PTC, Inc.*	331	34,623
Seagate Technology Holdings plc	612	32,577
Western Digital Corp.*	981	31,932
Ceridian HCM Holding, Inc.*	479	26,767
Qorvo, Inc.*	323	25,649
DXC Technology Co.*	720	17,626
Total Technology		21,313,007

Consumer, Non-cyclical - 21.1%
UnitedHealth Group, Inc.	2,929	1,479,262
Johnson & Johnson	8,234	1,345,106
Procter & Gamble Co.	7,484	944,855
Eli Lilly & Co.	2,470	798,674
Pfizer, Inc.	17,577	769,170
AbbVie, Inc.	5,537	743,121
PepsiCo, Inc.	4,322	705,610
Merck & Company, Inc.	7,934	683,276
Coca-Cola Co.	12,190	682,884
Thermo Fisher Scientific, Inc.	1,227	622,322
Abbott Laboratories	5,485	530,729
Danaher Corp.	2,050	529,494
Bristol-Myers Squibb Co.	6,687	475,379
Philip Morris International, Inc.	4,855	403,014
CVS Health Corp.	4,112	392,161
Amgen, Inc.	1,675	377,545
Elevance Health, Inc.	752	341,589
Medtronic plc	4,161	336,001
S&P Global, Inc.	1,067	325,808
PayPal Holdings, Inc.*	3,622	311,746
Automatic Data Processing, Inc.	1,301	294,273
Cigna Corp.	956	265,261
Gilead Sciences, Inc.	3,925	242,133
Mondelez International, Inc. — Class A	4,292	235,330
Vertex Pharmaceuticals, Inc.*	803	232,501
Regeneron Pharmaceuticals, Inc.*	336	231,460
Altria Group, Inc.	5,640	227,743
Zoetis, Inc.	1,466	217,393
Stryker Corp.	1,055	213,680
Intuitive Surgical, Inc.*	1,118	209,558
Becton Dickinson and Co.	893	198,987
Humana, Inc.	396	192,135
Colgate-Palmolive Co.	2,612	183,493
Boston Scientific Corp.*	4,484	173,665
Edwards Lifesciences Corp.*	1,942	160,467
Estee Lauder Companies, Inc. — Class A	726	156,744
McKesson Corp.	450	152,942
General Mills, Inc.	1,866	142,954
Archer-Daniels-Midland Co.	1,756	141,270
Centene Corp.*	1,790	139,280
Corteva, Inc.	2,251	128,645
Moderna, Inc.*	1,054	124,635
HCA Healthcare, Inc.	674	123,874
Biogen, Inc.*	454	121,218
Moody’s Corp.	494	120,096
Kimberly-Clark Corp.	1,057	118,955
Constellation Brands, Inc. — Class A	499	114,610

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P 500® FUND

	Shares	Value
Sysco Corp.	1,596	$112,853
IQVIA Holdings, Inc.*	584	105,786
Monster Beverage Corp.*	1,205	104,787
Cintas Corp.	269	104,423
Hershey Co.	460	101,416
ResMed, Inc.	459	100,200
Dexcom, Inc.*	1,230	99,064
Keurig Dr Pepper, Inc.	2,661	95,317
Illumina, Inc.*	492	93,869
Global Payments, Inc.	868	93,787
Kroger Co.	2,039	89,206
CoStar Group, Inc.*	1,240	86,366
IDEXX Laboratories, Inc.*	261	85,034
Baxter International, Inc.	1,577	84,937
Verisk Analytics, Inc. — Class A	492	83,901
Kraft Heinz Co.	2,495	83,208
Zimmer Biomet Holdings, Inc.	657	68,689
Gartner, Inc.*	248	68,619
AmerisourceBergen Corp. — Class A	487	65,906
Equifax, Inc.	383	65,658
Molina Healthcare, Inc.*	182	60,031
Tyson Foods, Inc. — Class A	907	59,799
United Rentals, Inc.*	219	59,156
Laboratory Corporation of America Holdings	283	57,961
West Pharmaceutical Services, Inc.	232	57,090
Quanta Services, Inc.	448	57,071
Cardinal Health, Inc.	853	56,878
McCormick & Company, Inc.	784	55,876
Kellogg Co.	799	55,658
Church & Dwight Company, Inc.	761	54,366
STERIS plc	313	52,046
Waters Corp.*	188	50,672
Hologic, Inc.*	782	50,455
Clorox Co.	386	49,558
Conagra Brands, Inc.	1,504	49,076
PerkinElmer, Inc.	395	47,530
Align Technology, Inc.*	227	47,014
J M Smucker Co.	334	45,895
Quest Diagnostics, Inc.	365	44,782
FleetCor Technologies, Inc.*	235	41,400
Avery Dennison Corp.	254	41,326
Hormel Foods Corp.	906	41,169
Cooper Companies, Inc.	155	40,904
Catalent, Inc.*	561	40,594
Incyte Corp.*	578	38,518
Brown-Forman Corp. — Class B	573	38,144
Bio-Techne Corp.	123	34,932
ABIOMED, Inc.*	142	34,884
Lamb Weston Holdings, Inc.	450	34,821
Viatris, Inc.	3,798	32,359
Charles River Laboratories International, Inc.*	159	31,291
Nielsen Holdings plc	1,126	31,213
Campbell Soup Co.	631	29,733
Teleflex, Inc.	147	29,615
Molson Coors Beverage Co. — Class B	589	28,266
Henry Schein, Inc.*	426	28,018
Bio-Rad Laboratories, Inc. — Class A*	67	27,948
MarketAxess Holdings, Inc.	118	26,254
Robert Half International, Inc.	343	26,240
Rollins, Inc.	725	25,143
Dentsply Sirona, Inc.	675	19,136
Organon & Co.	797	18,650
Universal Health Services, Inc. — Class B	206	18,165
DaVita, Inc.*	174	14,402
Total Consumer, Non-cyclical		21,238,113

Financial - 14.0%
Berkshire Hathaway, Inc. — Class B*	5,652	1,509,197
JPMorgan Chase & Co.	9,184	959,728
Visa, Inc. — Class A	5,121	909,746
Mastercard, Inc. — Class A	2,672	759,756
Bank of America Corp.	21,894	661,199
Wells Fargo & Co.	11,879	477,773
Charles Schwab Corp.	4,782	343,682
Morgan Stanley	4,194	331,368
Goldman Sachs Group, Inc.	1,069	313,270
American Tower Corp. — Class A REIT	1,458	313,033
BlackRock, Inc. — Class A	472	259,732
American Express Co.	1,878	253,361
Citigroup, Inc.	6,065	252,729
Chubb Ltd.	1,308	237,899
Prologis, Inc. REIT	2,319	235,610
Marsh & McLennan Companies, Inc.	1,563	233,340
Progressive Corp.	1,832	212,897
CME Group, Inc. — Class A	1,126	199,448
Crown Castle, Inc. REIT	1,356	196,010
PNC Financial Services Group, Inc.	1,284	191,855
Truist Financial Corp.	4,154	180,865
Aon plc — Class A	661	177,062
U.S. Bancorp	4,234	170,715
Equinix, Inc. REIT	285	162,119
Intercontinental Exchange, Inc.	1,749	158,022
Public Storage REIT	495	144,941
MetLife, Inc.	2,098	127,517
Travelers Companies, Inc.	743	113,828
American International Group, Inc.	2,381	113,050
Arthur J Gallagher & Co.	659	112,834
Realty Income Corp. REIT	1,934	112,559
Capital One Financial Corp.	1,202	110,788
Allstate Corp.	847	105,477
Aflac, Inc.	1,801	101,216
Prudential Financial, Inc.	1,165	99,934
M&T Bank Corp.	550	96,976
SBA Communications Corp. REIT	338	96,212
Welltower, Inc. REIT	1,451	93,328
Simon Property Group, Inc. REIT	1,025	91,994
VICI Properties, Inc. REIT	3,016	90,028
Digital Realty Trust, Inc. REIT	900	89,262
Bank of New York Mellon Corp.	2,303	88,712
Ameriprise Financial, Inc.	339	85,411

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P 500® FUND

	Shares	Value
AvalonBay Communities, Inc. REIT	438	$80,675
Discover Financial Services	856	77,828
First Republic Bank	572	74,675
T. Rowe Price Group, Inc.	707	74,242
Extra Space Storage, Inc. REIT	419	72,366
Equity Residential REIT	1,060	71,253
State Street Corp.	1,151	69,992
Willis Towers Watson plc	344	69,123
Fifth Third Bancorp	2,149	68,682
CBRE Group, Inc. — Class A*	1,006	67,915
Weyerhaeuser Co. REIT	2,319	66,231
Alexandria Real Estate Equities, Inc. REIT	465	65,188
Hartford Financial Services Group, Inc.	1,012	62,683
SVB Financial Group*	185	62,119
Invitation Homes, Inc. REIT	1,816	61,326
Nasdaq, Inc.	1,062	60,194
Raymond James Financial, Inc.	608	60,083
Huntington Bancshares, Inc.	4,517	59,534
Regions Financial Corp.	2,926	58,725
Duke Realty Corp. REIT	1,206	58,129
Mid-America Apartment Communities, Inc. REIT	362	56,135
Northern Trust Corp.	653	55,871
Citizens Financial Group, Inc.	1,552	53,327
Principal Financial Group, Inc.	726	52,381
Ventas, Inc. REIT	1,252	50,293
Essex Property Trust, Inc. REIT	204	49,415
KeyCorp	2,921	46,794
Cincinnati Financial Corp.	499	44,696
Brown & Brown, Inc.	734	44,392
Synchrony Financial	1,509	42,539
W R Berkley Corp.	640	41,331
Iron Mountain, Inc. REIT	910	40,013
UDR, Inc. REIT	957	39,916
Camden Property Trust REIT	334	39,896
Cboe Global Markets, Inc.	332	38,967
Healthpeak Properties, Inc. REIT	1,690	38,735
Kimco Realty Corp. REIT	1,937	35,660
Host Hotels & Resorts, Inc. REIT	2,239	35,555
Boston Properties, Inc. REIT	447	33,512
Everest Re Group Ltd.	123	32,280
Loews Corp.	626	31,200
Signature Bank	197	29,747
Comerica, Inc.	410	29,151
Globe Life, Inc.	284	28,315
Regency Centers Corp. REIT	482	25,956
Assurant, Inc.	167	24,260
Zions Bancorp North America	471	23,955
Lincoln National Corp.	485	21,296
Federal Realty Investment Trust REIT	228	20,547
Invesco Ltd.	1,425	19,523
Franklin Resources, Inc.	890	19,153
Vornado Realty Trust REIT	505	11,696
Total Financial		14,071,953

Communications - 11.7%
Amazon.com, Inc.*	27,758	3,136,654
Alphabet, Inc. — Class A*	18,778	1,796,116
Alphabet, Inc. — Class C*	16,792	1,614,551
Meta Platforms, Inc. — Class A*	7,143	969,162
Walt Disney Co.*	5,710	538,624
Cisco Systems, Inc.	12,969	518,760
Verizon Communications, Inc.	13,153	499,419
Comcast Corp. — Class A	13,792	404,519
AT&T, Inc.	22,317	342,343
Netflix, Inc.*	1,393	327,968
T-Mobile US, Inc.*	1,885	252,911
Booking Holdings, Inc.*	124	203,758
Motorola Solutions, Inc.	523	117,136
Charter Communications, Inc. — Class A*	347	105,262
Twitter, Inc.*	2,106	92,327
Arista Networks, Inc.*	772	87,151
Warner Bros Discovery, Inc.*	6,919	79,569
Corning, Inc.	2,383	69,155
CDW Corp.	424	66,178
eBay, Inc.	1,721	63,350
VeriSign, Inc.*	292	50,720
FactSet Research Systems, Inc.	119	47,613
Expedia Group, Inc.*	476	44,596
Match Group, Inc.*	886	42,306
Omnicom Group, Inc.	642	40,504
Etsy, Inc.*	397	39,752
NortonLifeLock, Inc.	1,854	37,340
Interpublic Group of Companies, Inc.	1,225	31,360
Paramount Global — Class B	1,581	30,102
Fox Corp. — Class A	960	29,453
F5, Inc.*	187	27,065
Juniper Networks, Inc.	1,010	26,381
Lumen Technologies, Inc.	2,983	21,716
News Corp. — Class A	1,208	18,253
Fox Corp. — Class B	441	12,569
DISH Network Corp. — Class A*	786	10,870
News Corp. — Class B	374	5,767
Total Communications		11,801,280

Consumer, Cyclical - 9.4%
Tesla, Inc.*	8,341	2,212,450
Home Depot, Inc.	3,219	888,251
Costco Wholesale Corp.	1,387	655,038
Walmart, Inc.	4,464	578,981
McDonald’s Corp.	2,304	531,625
Lowe’s Companies, Inc.	2,002	375,996
NIKE, Inc. — Class B	3,958	328,989
Starbucks Corp.	3,593	302,746
TJX Companies, Inc.	3,669	227,918
Target Corp.	1,452	215,462
Dollar General Corp.	711	170,540
General Motors Co.	4,566	146,523
O’Reilly Automotive, Inc.*	200	140,670
Ford Motor Co.	12,369	138,533
Chipotle Mexican Grill, Inc. — Class A*	87	130,740
AutoZone, Inc.*	61	130,658

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P 500® FUND

	Shares	Value
Marriott International, Inc. — Class A	864	$121,081
Hilton Worldwide Holdings, Inc.	859	103,612
Yum! Brands, Inc.	891	94,749
Ross Stores, Inc.	1,096	92,360
PACCAR, Inc.	1,089	91,138
Dollar Tree, Inc.*	661	89,962
Cummins, Inc.	442	89,952
Fastenal Co.	1,800	82,872
Copart, Inc.*	670	71,288
Walgreens Boots Alliance, Inc.	2,247	70,556
WW Grainger, Inc.	142	69,465
DR Horton, Inc.	990	66,676
Aptiv plc*	849	66,400
Genuine Parts Co.	443	66,149
Ulta Beauty, Inc.*	162	64,993
Tractor Supply Co.	348	64,686
Lennar Corp. — Class A	799	59,565
Southwest Airlines Co.*	1,858	57,301
Delta Air Lines, Inc.*	2,008	56,344
Darden Restaurants, Inc.	384	48,507
NVR, Inc.*	10	39,871
Best Buy Company, Inc.	628	39,778
Pool Corp.	124	39,458
Las Vegas Sands Corp.*	1,029	38,608
LKQ Corp.	816	38,474
Domino’s Pizza, Inc.	112	34,742
Live Nation Entertainment, Inc.*	445	33,838
United Airlines Holdings, Inc.*	1,023	33,278
CarMax, Inc.*	498	32,878
VF Corp.	1,034	30,927
MGM Resorts International	1,022	30,374
Advance Auto Parts, Inc.	190	29,705
Hasbro, Inc.	407	27,440
PulteGroup, Inc.	725	27,188
Royal Caribbean Cruises Ltd.*	687	26,037
American Airlines Group, Inc.*	2,035	24,501
Bath & Body Works, Inc.	715	23,309
BorgWarner, Inc.	742	23,299
Whirlpool Corp.	171	23,053
Tapestry, Inc.	789	22,431
Carnival Corp.*	3,091	21,730
Caesars Entertainment, Inc.*	672	21,679
Wynn Resorts Ltd.*	324	20,422
Newell Brands, Inc.	1,179	16,376
Alaska Air Group, Inc.*	397	15,543
Norwegian Cruise Line Holdings Ltd.*	1,320	14,995
Ralph Lauren Corp. — Class A	134	11,381
Total Consumer, Cyclical		9,444,091

Industrial - 7.2%
Union Pacific Corp.	1,956	381,068
Raytheon Technologies Corp.	4,624	378,521
United Parcel Service, Inc. — Class B	2,292	370,250
Honeywell International, Inc.	2,110	352,307
Deere & Co.	871	290,818
Lockheed Martin Corp.	739	285,468
Caterpillar, Inc.	1,653	271,224
Northrop Grumman Corp.	455	213,995
General Electric Co.	3,434	212,599
Boeing Co.*	1,748	211,648
3M Co.	1,734	191,607
Waste Management, Inc.	1,178	188,727
CSX Corp.	6,706	178,648
Eaton Corporation plc	1,247	166,300
Illinois Tool Works, Inc.	882	159,333
Norfolk Southern Corp.	736	154,302
General Dynamics Corp.	704	149,368
Emerson Electric Co.	1,852	135,603
Amphenol Corp. — Class A	1,863	124,746
L3Harris Technologies, Inc.	599	124,490
Agilent Technologies, Inc.	936	113,771
FedEx Corp.	749	111,204
TE Connectivity Ltd.	1,002	110,581
Johnson Controls International plc	2,157	106,168
Trane Technologies plc	726	105,132
Parker-Hannifin Corp.	402	97,409
Carrier Global Corp.	2,636	93,736
Keysight Technologies, Inc.*	564	88,751
Republic Services, Inc. — Class A	643	87,474
TransDigm Group, Inc.	161	84,496
Otis Worldwide Corp.	1,316	83,961
AMETEK, Inc.	719	81,542
Rockwell Automation, Inc.	362	77,870
Mettler-Toledo International, Inc.*	70	75,888
Old Dominion Freight Line, Inc.	287	71,397
Vulcan Materials Co.	416	65,607
Fortive Corp.	1,114	64,946
Martin Marietta Materials, Inc.	195	62,808
Ingersoll Rand, Inc.	1,263	54,637
Dover Corp.	450	52,461
Amcor plc	4,706	50,495
Teledyne Technologies, Inc.*	147	49,608
Xylem, Inc.	564	49,271
Ball Corp.	984	47,547
IDEX Corp.	236	47,165
Westinghouse Air Brake Technologies Corp.	570	46,369
Expeditors International of Washington, Inc.	512	45,215
Jacobs Solutions, Inc.	400	43,396
Trimble, Inc.*	776	42,114
J.B. Hunt Transport Services, Inc.	260	40,669
Garmin Ltd.	483	38,790
Textron, Inc.	662	38,568
CH Robinson Worldwide, Inc.	388	37,368
Nordson Corp.	169	35,874
Howmet Aerospace, Inc.	1,158	35,817
Generac Holdings, Inc.*	200	35,628
Stanley Black & Decker, Inc.	463	34,822
Snap-on, Inc.	167	33,626
Packaging Corporation of America	294	33,013
Masco Corp.	706	32,963
Huntington Ingalls Industries, Inc.	125	27,687
Allegion plc	275	24,662

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P 500® FUND

	Shares	Value
Westrock Co.	796	$24,589
Fortune Brands Home & Security, Inc.	405	21,745
Pentair plc	515	20,925
Sealed Air Corp.	455	20,252
A O Smith Corp.	402	19,529
Mohawk Industries, Inc.*	165	15,046
Total Industrial		7,223,614

Energy - 4.4%
Exxon Mobil Corp.	13,052	1,139,570
Chevron Corp.	5,640	810,299
ConocoPhillips	3,987	408,030
EOG Resources, Inc.	1,835	205,025
Pioneer Natural Resources Co.	747	161,748
Schlumberger N.V.	4,430	159,037
Marathon Petroleum Corp.	1,562	155,153
Occidental Petroleum Corp.	2,334	143,424
Valero Energy Corp.	1,234	131,853
Devon Energy Corp.	2,051	123,327
Phillips 66	1,507	121,645
Enphase Energy, Inc.*	424	117,647
Williams Companies, Inc.	3,816	109,252
Kinder Morgan, Inc.	6,209	103,318
Hess Corp.	873	95,148
ONEOK, Inc.	1,399	71,685
Halliburton Co.	2,840	69,921
Diamondback Energy, Inc.	557	67,096
Baker Hughes Co.	3,169	66,422
Coterra Energy, Inc. — Class A	2,492	65,091
Marathon Oil Corp.	2,122	47,915
Equities Corp.	1,159	47,229
SolarEdge Technologies, Inc.*	174	40,274
APA Corp.	1,023	34,976
Total Energy		4,495,085

Utilities - 2.9%
NextEra Energy, Inc.	6,153	482,457
Southern Co.	3,329	226,372
Duke Energy Corp.	2,411	224,271
Dominion Energy, Inc.	2,607	180,170
Sempra Energy	984	147,541
American Electric Power Company, Inc.	1,609	139,098
Exelon Corp.	3,106	116,351
Xcel Energy, Inc.	1,713	109,632
Consolidated Edison, Inc.	1,110	95,194
WEC Energy Group, Inc.	988	88,357
Public Service Enterprise Group, Inc.	1,562	87,831
Constellation Energy Corp.	1,024	85,186
Eversource Energy	1,085	84,587
American Water Works Company, Inc.	569	74,061
DTE Energy Co.	607	69,835
Edison International	1,195	67,613
Ameren Corp.	809	65,165
Entergy Corp.	637	64,101
PG&E Corp.*	5,042	63,025
FirstEnergy Corp.	1,700	62,900
PPL Corp.	2,306	58,457
CenterPoint Energy, Inc.	1,971	55,543
CMS Energy Corp.	909	52,940
AES Corp.	2,092	47,279
Atmos Energy Corp.	438	44,610
Evergy, Inc.	719	42,709
Alliant Energy Corp.	786	41,650
NiSource, Inc.	1,271	32,017
NRG Energy, Inc.	736	28,167
Pinnacle West Capital Corp.	354	22,836
Total Utilities		2,959,955

Basic Materials - 1.9%
Linde plc	1,561	420,830
Air Products and Chemicals, Inc.	695	161,747
Sherwin-Williams Co.	739	151,310
Freeport-McMoRan, Inc.	4,479	122,411
Ecolab, Inc.	777	112,214
Newmont Corp.	2,486	104,486
Dow, Inc.	2,249	98,799
Albemarle Corp.	367	97,050
Nucor Corp.	820	87,732
PPG Industries, Inc.	736	81,468
DuPont de Nemours, Inc.	1,569	79,078
International Flavors & Fragrances, Inc.	798	72,482
CF Industries Holdings, Inc.	624	60,060
LyondellBasell Industries N.V. — Class A	797	59,998
Mosaic Co.	1,081	52,245
FMC Corp.	394	41,646
International Paper Co.	1,134	35,948
Celanese Corp. — Class A	312	28,186
Eastman Chemical Co.	385	27,354
Total Basic Materials		1,895,044

Total Common Stocks
(Cost $77,561,364)		94,442,142

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 4.0%
Freddie Mac
2.28% due 10/03/22[1]	$4,000,000	3,999,493
Total Federal Agency Discount Notes
(Cost $3,999,493)		3,999,493

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
S&P 500® FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 3.0%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[3]	$1,739,222	$1,739,222
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[3]	668,931	668,931
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[3]	649,132	649,132
Total Repurchase Agreements
(Cost $3,057,285)		3,057,285

Total Investments - 100.8%
(Cost $84,618,142)		$101,498,920
Other Assets & Liabilities, net - (0.8)%		(853,209)
Total Net Assets - 100.0%		$100,645,711

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	4	Dec 2022	$719,450	$(47,573)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	Pay	3.68% (Federal Funds Rate + 0.60%)	At Maturity	11/17/22	80	$288,281	$(30,164)
Barclays Bank plc	S&P 500 Index	Pay	3.41% (SOFR + 0.45%)	At Maturity	11/16/22	147	528,138	(44,797)
Goldman Sachs International	S&P 500 Index	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	11/17/22	1,323	4,744,118	(91,988)
							$5,560,537	$(166,949)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$94,397,214	$44,928	$—	$94,442,142
Federal Agency Discount Notes	—	3,999,493	—	3,999,493
Repurchase Agreements	—	3,057,285	—	3,057,285
Total Assets	$94,397,214	$7,101,706	$—	$101,498,920

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$47,573	$—	$—	$47,573
Equity Index Swap Agreements**	—	166,949	—	166,949
Total Liabilities	$47,573	$166,949	$—	$214,522

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $81,560,857)	$98,441,635
Repurchase agreements, at value (cost $3,057,285)	3,057,285
Cash	654
Segregated cash with broker	520,000
Receivables:
Securities sold	10,012,784
Fund shares sold	208,588
Dividends	61,369
Interest	250
Securities lending income	14
Total assets	112,302,579

Liabilities:
Unrealized depreciation on OTC swap agreements	166,949
Payable for:
Fund shares redeemed	10,355,964
Swap settlement	799,478
Securities purchased	121,912
Management fees	49,090
Transfer agent and administrative fees	30,075
Distribution and service fees	20,328
Portfolio accounting and administration fees	13,418
Variation margin on futures contracts	11,400
Trustees’ fees*	1,423
Miscellaneous	86,831
Total liabilities	11,656,868
Net assets	$100,645,711

Net assets consist of:
Paid in capital	$92,607,763
Total distributable earnings (loss)	8,037,948
Net assets	$100,645,711

A-Class:
Net assets	$45,243,726
Capital shares outstanding	806,683
Net asset value per share	$56.09
Maximum offering price per share (Net asset value divided by 95.25%)	$58.89

C-Class:
Net assets	$5,884,116
Capital shares outstanding	122,969
Net asset value per share	$47.85

H-Class:
Net assets	$49,517,869
Capital shares outstanding	882,752
Net asset value per share	$56.09

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $148)	$721,489
Interest	44,190
Income from securities lending, net	624
Total investment income	766,303

Expenses:
Management fees	367,241
Distribution and service fees:
A-Class	20,778
C-Class	37,176
H-Class	92,344
Transfer agent and administrative fees	119,090
Portfolio accounting/administration fees	86,480
Professional fees	18,776
Trustees’ fees*	10,530
Custodian fees	7,379
Interest expense	6
Miscellaneous	52,526
Total expenses	812,326
Net investment loss	(46,023)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,682,425
Swap agreements	(752,860)
Futures contracts	261,329
Net realized gain	14,190,894
Net change in unrealized appreciation (depreciation) on:
Investments	(37,356,778)
Swap agreements	(259,906)
Futures contracts	(122,707)
Net change in unrealized appreciation (depreciation)	(37,739,391)
Net realized and unrealized loss	(23,548,497)
Net decrease in net assets resulting from operations	$(23,594,520)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(46,023)	$(558,870)
Net realized gain on investments	14,190,894	1,249,795
Net change in unrealized appreciation (depreciation) on investments	(37,739,391)	16,193,390
Net increase (decrease) in net assets resulting from operations	(23,594,520)	16,884,315

Distributions to shareholders:
A-Class	—	(331,339)
C-Class	—	(163,855)
H-Class	—	(2,286,541)
Total distributions to shareholders	—	(2,781,735)

Capital share transactions:
Proceeds from sale of shares
A-Class	37,877,800	52,642,627
C-Class	2,594,149	12,658,121
H-Class	543,170,735	919,080,240
Distributions reinvested
A-Class	—	312,707
C-Class	—	145,929
H-Class	—	2,276,597
Cost of shares redeemed
A-Class	(7,168,571)	(55,161,701)
C-Class	(5,073,124)	(15,655,773)
H-Class	(606,344,923)	(925,522,755)
Net decrease from capital share transactions	(34,943,934)	(9,224,008)
Net increase (decrease) in net assets	(58,538,454)	4,878,572

Net assets:
Beginning of period	159,184,165	154,305,593
End of period	$100,645,711	$159,184,165

Capital share activity:
Shares sold
A-Class	654,966	756,957
C-Class	47,996	206,893
H-Class	8,650,379	13,170,805
Shares issued from reinvestment of distributions
A-Class	—	4,242
C-Class	—	2,306
H-Class	—	30,877
Shares redeemed
A-Class	(114,253)	(791,006)
C-Class	(94,241)	(260,813)
H-Class	(9,601,910)	(13,327,429)
Net decrease in shares	(456,779)	(207,168)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.89	$63.06	$46.64	$51.55	$48.72	$45.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.18)	(.08)	.17	.15	.13
Net gain (loss) on investments (realized and unrealized)	(14.82)	8.94	24.50	(4.54)	3.45	5.44
Total from investment operations	(14.80)	8.76	24.42	(4.37)	3.60	5.57
Less distributions from:
Net investment income	—	—	(.02)	(.12)	(.05)	(.12)
Net realized gains	—	(.93)	(7.98)	(.42)	(.72)	(2.25)
Total distributions	—	(.93)	(8.00)	(.54)	(.77)	(2.37)
Net asset value, end of period	$56.09	$70.89	$63.06	$46.64	$51.55	$48.72

Total Return[c]	(20.88%)	13.82%	53.64%	(8.67%)	7.59%	12.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,244	$18,856	$18,653	$12,798	$20,307	$21,041
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.25%)	(0.13%)	0.31%	0.30%	0.27%
Total expenses	1.60%	1.56%	1.65%	1.68%	1.67%	1.58%
Portfolio turnover rate	363%	268%	284%	227%	157%	151%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$60.71	$54.52	$41.37	$46.12	$44.00	$41.62
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.60)	(.46)	(.24)	(.20)	(.19)
Net gain (loss) on investments (realized and unrealized)	(12.65)	7.72	21.61	(3.97)	3.09	4.94
Total from investment operations	(12.86)	7.12	21.15	(4.21)	2.89	4.75
Less distributions from:
Net investment income	—	—	(.02)	(.12)	(.05)	(.12)
Net realized gains	—	(.93)	(7.98)	(.42)	(.72)	(2.25)
Total distributions	—	(.93)	(8.00)	(.54)	(.77)	(2.37)
Net asset value, end of period	$47.85	$60.71	$54.52	$41.37	$46.12	$44.00

Total Return[c]	(21.18%)	12.99%	52.49%	(9.35%)	6.78%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,884	$10,273	$12,040	$8,981	$14,599	$20,484
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(1.00%)	(0.88%)	(0.50%)	(0.45%)	(0.44%)
Total expenses	2.35%	2.31%	2.39%	2.43%	2.41%	2.33%
Portfolio turnover rate	363%	268%	284%	227%	157%	151%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.90	$63.07	$46.64	$51.54	$48.71	$45.51
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.18)	(.08)	.15	.16	.15
Net gain (loss) on investments (realized and unrealized)	(14.79)	8.94	24.51	(4.51)	3.44	5.42
Total from investment operations	(14.81)	8.76	24.43	(4.36)	3.60	5.57
Less distributions from:
Net investment income	—	—	(.02)	(.12)	(.05)	(.12)
Net realized gains	—	(.93)	(7.98)	(.42)	(.72)	(2.25)
Total distributions	—	(.93)	(8.00)	(.54)	(.77)	(2.37)
Net asset value, end of period	$56.09	$70.90	$63.07	$46.64	$51.54	$48.71

Total Return	(20.89%)	13.84%	53.64%	(8.65%)	7.59%	12.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,518	$130,055	$123,613	$112,799	$120,014	$178,533
Ratios to average net assets:
Net investment income (loss)	(0.06%)	(0.25%)	(0.13%)	0.28%	0.32%	0.31%
Total expenses	1.60%	1.56%	1.65%	1.68%	1.66%	1.58%
Portfolio turnover rate	363%	268%	284%	227%	157%	151%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	5.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.6%
Total	9.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	22.26%	12.92%	(11.41%)	(12.81%)
A-Class Shares	22.12%	12.61%	(11.64%)	(13.03%)
A-Class Shares with sales charge‡	16.31%	7.25%	(12.50%)	(13.45%)
C-Class Shares	21.65%	11.77%	(12.30%)	(13.68%)
C-Class Shares with CDSC§	20.65%	10.77%	(12.30%)	(13.68%)
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	22.11%	12.64%	(11.63%)	(11.36%)
S&P 500 Index	(20.20%)	(15.47%)	9.24%	9.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 9.2%
Guggenheim Strategy Fund II1	262,625	$6,295,124
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	426,990	4,094,836
Total Mutual Funds
(Cost $10,738,043)		10,389,960

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 66.7%
Federal Home Loan Bank
3.14% due 11/14/22[2]	$9,400,000	9,363,925
2.84% due 11/15/22[2]	8,800,000	8,767,907
3.06% due 11/14/22[2]	8,500,000	8,468,210
3.22% due 12/01/22[2]	8,500,000	8,455,630
2.85% due 11/10/22[2]	8,200,000	8,174,033
3.37% due 12/16/22[2]	5,900,000	5,860,140
2.84% due 11/04/22[2]	5,400,000	5,385,516
3.22% due 12/05/22[2]	5,000,000	4,971,955
Freddie Mac
2.28% due 10/03/22[2]	16,000,000	15,997,973
Total Federal Agency Discount Notes
(Cost $75,440,995)		75,445,289

FEDERAL AGENCY NOTES†† - 5.3%
Federal Home Loan Bank
3.00% (SOFR + 0.04%, Rate Floor: 0.00%) due 12/02/22◊	5,000,000	5,000,190
Federal Farm Credit Bank
3.07% (Commercial Prime Lending Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	1,000,000	1,000,006
Total Federal Agency Notes
(Cost $6,000,000)		6,000,196

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
1.34% due 10/04/22[2,3]	310,000	309,979
2.70% due 11/08/22[2,4]	172,000	171,534
Total U.S. Treasury Bills
(Cost $481,465)		481,513

REPURCHASE AGREEMENTS††,5 - 16.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[3]	10,456,556	10,456,556
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[3]	4,021,752	4,021,752
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[3]	3,902,712	3,902,712
Total Repurchase Agreements
(Cost $18,381,020)		18,381,020

Total Investments - 97.9%
(Cost $111,041,523)		$110,697,978
Other Assets & Liabilities, net - 2.1%		2,355,893
Total Net Assets - 100.0%		$113,053,871

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	20	Dec 2022	$3,597,250	$378,917

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	Receive	3.43% (Federal Funds Rate + 0.35%)	At Maturity	11/17/22	26,834	$96,214,922	$14,588,163
Barclays Bank plc	S&P 500 Index	Receive	3.26% (SOFR + 0.30%)	At Maturity	11/16/22	2,949	10,572,474	1,632,289
BNP Paribas	S&P 500 Index	Receive	3.28% (Federal Funds Rate + 0.20%)	At Maturity	11/17/22	730	2,618,637	472,298
							$109,406,033	$16,692,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,389,960	$—	$—	$10,389,960
Federal Agency Discount Notes	—	75,445,289	—	75,445,289
Federal Agency Notes	—	6,000,196	—	6,000,196
U.S. Treasury Bills	—	481,513	—	481,513
Repurchase Agreements	—	18,381,020	—	18,381,020
Equity Futures Contracts**	378,917	—	—	378,917
Equity Index Swap Agreements**	—	16,692,750	—	16,692,750
Total Assets	$10,768,877	$117,000,768	$—	$127,769,645

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,447,447	$—	$—	$—	$(152,323)	$6,295,124	262,625	$82,915
Guggenheim Ultra Short Duration Fund — Institutional Class	4,180,234	—	—	—	(85,398)	4,094,836	426,990	42,366
	$10,627,681	$—	$—	$—	$(237,721)	$10,389,960		$125,281

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $81,922,460)	$81,926,998
Investments in affiliated issuers, at value (cost $10,738,043)	10,389,960
Repurchase agreements, at value (cost $18,381,020)	18,381,020
Segregated cash with broker	970,807
Unrealized appreciation on OTC swap agreements	16,692,750
Receivables:
Fund shares sold	3,024,542
Variation margin on futures contracts	57,000
Dividends	32,305
Interest	16,011
Total assets	131,491,393

Liabilities:
Segregated cash due to broker	11,130,000
Payable for:
Swap settlement	3,784,073
Fund shares redeemed	3,345,161
Management fees	67,045
Transfer agent and administrative fees	29,403
Portfolio accounting/administration fees	4,484
Distribution and service fees	2,303
Trustees’ fees*	1,038
Miscellaneous	74,015
Total liabilities	18,437,522
Net assets	$113,053,871

Net assets consist of:
Paid in capital	$365,995,198
Total distributable earnings (loss)	(252,941,327)
Net assets	$113,053,871

Investor Class:
Net assets	$105,082,315
Capital shares outstanding	2,976,210
Net asset value per share	$35.31

A-Class:
Net assets	$5,262,218
Capital shares outstanding	163,213
Net asset value per share	$32.24
Maximum offering price per share (Net asset value divided by 95.25%)	$33.85

C-Class:
Net assets	$849,451
Capital shares outstanding	30,231
Net asset value per share	$28.10

H-Class:
Net assets	$1,859,887
Capital shares outstanding	57,668
Net asset value per share	$32.25

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$125,281
Interest	534,957
Total investment income	660,238

Expenses:
Management fees	377,898
Distribution and service fees:
A-Class	3,494
C-Class	4,058
H-Class	4,300
Transfer agent and administrative fees	96,689
Portfolio accounting/administration fees	53,860
Interest expense	36,829
Professional fees	19,040
Custodian fees	5,893
Trustees’ fees*	4,172
Miscellaneous	48,831
Total expenses	655,064
Less:
Expenses reimbursed by Adviser	(7,019)
Expenses waived by Adviser	(5,192)
Total waived/reimbursed expenses	(12,211)
Net expenses	642,853
Net investment income	17,385

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	150
Swap agreements	(4,370,177)
Futures contracts	161,198
Net realized loss	(4,208,829)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,788
Investments in affiliated issuers	(237,721)
Swap agreements	18,245,334
Futures contracts	378,917
Net change in unrealized appreciation (depreciation)	18,390,318
Net realized and unrealized gain	14,181,489
Net increase in net assets resulting from operations	$14,198,874

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$17,385	$(437,361)
Net realized loss on investments	(4,208,829)	(7,798,713)
Net change in unrealized appreciation (depreciation) on investments	18,390,318	(1,268,053)
Net increase (decrease) in net assets resulting from operations	14,198,874	(9,504,127)

Capital share transactions:
Proceeds from sale of shares
Investor Class	162,098,763	68,440,551
A-Class	5,598,204	3,806,708
C-Class	629,814	3,987,812
H-Class	25,805,474	26,613,905
Cost of shares redeemed
Investor Class	(117,786,498)	(66,318,411)
A-Class	(2,838,620)	(3,196,902)
C-Class	(679,075)	(3,447,814)
H-Class	(26,737,338)	(24,476,613)
Net increase from capital share transactions	46,090,724	5,409,236
Net increase (decrease) in net assets	60,289,598	(4,094,891)

Net assets:
Beginning of period	52,764,273	56,859,164
End of period	$113,053,871	$52,764,273

Capital share activity:
Shares sold
Investor Class	5,061,670	2,252,560
A-Class	189,838	136,807
C-Class	23,179	163,439
H-Class	873,191	949,204
Shares redeemed
Investor Class	(3,732,255)	(2,170,879)
A-Class	(95,909)	(116,290)
C-Class	(25,932)	(146,568)
H-Class	(914,652)	(879,621)
Net increase in shares	1,379,130	188,652

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$28.88	$34.46	$56.92	$56.77	$61.76	$70.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.28)	(.47)	.31	.46	(.07)
Net gain (loss) on investments (realized and unrealized)	6.42	(5.30)	(21.84)	.26	(5.45)	(8.52)
Total from investment operations	6.43	(5.58)	(22.31)	.57	(4.99)	(8.59)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—	—
Total distributions	—	—	(.15)	(.42)	—	—
Net asset value, end of period	$35.31	$28.88	$34.46	$56.92	$56.77	$61.76

Total Return	22.26%	(16.19%)	(39.21%)	1.10%	(8.08%)	(12.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,082	$47,555	$53,937	$85,839	$46,105	$57,342
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.91%)	(1.12%)	0.58%	0.78%	(0.10%)
Total expenses[c]	1.49%	1.41%	1.51%	1.53%	1.52%	1.43%
Net expenses[d]	1.46%	1.39%	1.50%	1.51%	1.51%	1.43%
Portfolio turnover rate	—	—	—	—	—	56%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$26.40	$31.58	$52.33	$52.36	$57.11	$65.22
Income (loss) from investment operations:
Net investment income (loss)[b]	—	(.32)	(.56)	.21	.27	(.22)
Net gain (loss) on investments (realized and unrealized)	5.84	(4.86)	(20.04)	.18	(5.02)	(7.89)
Total from investment operations	5.84	(5.18)	(20.60)	.39	(4.75)	(8.11)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—	—
Total distributions	—	—	(.15)	(.42)	—	—
Net asset value, end of period	$32.24	$26.40	$31.58	$52.33	$52.36	$57.11

Total Return[e]	22.12%	(16.40%)	(39.38%)	0.85%	(8.32%)	(12.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,262	$1,829	$1,540	$7,575	$3,306	$4,637
Ratios to average net assets:
Net investment income (loss)	0.06%	(1.15%)	(1.39%)	0.43%	0.50%	(0.37%)
Total expenses[c]	1.74%	1.66%	1.78%	1.78%	1.76%	1.68%
Net expenses[d]	1.70%	1.64%	1.77%	1.76%	1.76%	1.68%
Portfolio turnover rate	—	—	—	—	—	56%

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$23.10	$27.84	$46.49	$46.92	$51.56	$59.34
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.46)	(.80)	(.22)	(.13)	(.63)
Net gain (loss) on investments (realized and unrealized)	5.13	(4.28)	(17.70)	.21	(4.51)	(7.15)
Total from investment operations	5.00	(4.74)	(18.50)	(.01)	(4.64)	(7.78)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—	—
Total distributions	—	—	(.15)	(.42)	—	—
Net asset value, end of period	$28.10	$23.10	$27.84	$46.49	$46.92	$51.56

Total Return[e]	21.65%	(17.03%)	(39.82%)	0.09%	(9.00%)	(13.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$849	$762	$449	$6,376	$2,681	$4,203
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(1.92%)	(2.16%)	(0.51%)	(0.27%)	(1.14%)
Total expenses[c]	2.49%	2.41%	2.54%	2.53%	2.51%	2.43%
Net expenses[d]	2.46%	2.39%	2.53%	2.51%	2.51%	2.43%
Portfolio turnover rate	—	—	—	—	—	56%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$26.41	$31.58	$52.32	$52.35	$57.11	$65.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.32)	(.56)	.17	.29	(.27)
Net gain (loss) on investments (realized and unrealized)	5.87	(4.85)	(20.03)	.22	(5.05)	(7.84)
Total from investment operations	5.84	(5.17)	(20.59)	.39	(4.76)	(8.11)
Less distributions from:
Net investment income	—	—	(.15)	(.42)	—	—
Total distributions	—	—	(.15)	(.42)	—	—
Net asset value, end of period	$32.25	$26.41	$31.58	$52.32	$52.35	$57.11

Total Return	22.11%	(16.37%)	(39.37%)	0.85%	(8.33%)	(12.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,860	$2,618	$933	$8,890	$6,772	$4,672
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(1.15%)	(1.38%)	0.34%	0.52%	(0.45%)
Total expenses[c]	1.74%	1.66%	1.78%	1.78%	1.77%	1.69%
Net expenses[d]	1.72%	1.64%	1.76%	1.76%	1.76%	1.69%
Portfolio turnover rate	—	—	—	—	—	56%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	9.8%
Microsoft Corp.	7.7%
Amazon.com, Inc.	5.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.3%
Tesla, Inc.	3.7%
Guggenheim Strategy Fund II	3.4%
Alphabet, Inc. — Class C	2.6%
Alphabet, Inc. — Class A	2.5%
Meta Platforms, Inc. — Class A	2.1%
NVIDIA Corp.	1.9%
Top Ten Total	43.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	Since Inception (11/28/14)
A-Class Shares	(49.26%)	(49.47%)	19.89%	21.87%
A-Class Shares with sales charge‡	(51.67%)	(51.87%)	18.73%	21.11%
C-Class Shares	(49.49%)	(49.88%)	18.98%	20.92%
C-Class Shares with CDSC§	(50.00%)	(50.37%)	18.98%	20.92%
H-Class Shares	(49.29%)	(49.51%)	19.86%	22.22%
NASDAQ-100 Index	(25.74%)	(24.72%)	13.95%	13.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 74.0%

Technology - 33.8%
Apple, Inc.	225,045	$31,101,219
Microsoft Corp.	104,435	24,322,911
NVIDIA Corp.	49,071	5,956,729
Broadcom, Inc.	9,409	4,177,690
Texas Instruments, Inc.	21,228	3,285,670
Adobe, Inc.*	10,873	2,992,250
QUALCOMM, Inc.	26,090	2,947,648
Intuit, Inc.	6,553	2,538,108
Intel Corp.	95,393	2,458,278
Advanced Micro Devices, Inc.*	37,505	2,376,317
Analog Devices, Inc.	11,949	1,664,974
Applied Materials, Inc.	19,987	1,637,535
Fiserv, Inc.*	14,859	1,390,357
Activision Blizzard, Inc.	18,175	1,351,129
Micron Technology, Inc.	25,629	1,284,013
Lam Research Corp.	3,183	1,164,978
Synopsys, Inc.*	3,553	1,085,477
Cadence Design Systems, Inc.*	6,363	1,039,905
KLA Corp.	3,294	996,863
Paychex, Inc.	8,362	938,300
Autodesk, Inc.*	5,015	936,802
Fortinet, Inc.*	18,319	900,012
NXP Semiconductor N.V.	6,101	899,958
Marvell Technology, Inc.	19,808	849,961
ASML Holding N.V. — Class G	2,000	830,700
Crowdstrike Holdings, Inc. — Class A*	4,991	822,567
Microchip Technology, Inc.	12,836	783,381
Electronic Arts, Inc.	6,460	747,487
Workday, Inc. — Class A*	4,670	710,867
Atlassian Corporation plc — Class A*	3,366	708,846
Cognizant Technology Solutions Corp. — Class A	12,029	690,946
Datadog, Inc. — Class A*	6,756	599,798
Zscaler, Inc.*	3,296	541,764
ANSYS, Inc.*	2,023	448,499
Zoom Video Communications, Inc. — Class A*	5,831	429,103
Skyworks Solutions, Inc.	3,728	317,886
NetEase, Inc. ADR	3,773	285,239
Splunk, Inc.*	3,780	284,256
DocuSign, Inc.*	4,645	248,368
Total Technology		106,746,791

Communications - 19.5%
Amazon.com, Inc.*	142,661	16,120,693
Alphabet, Inc. — Class C*	86,302	8,297,937
Alphabet, Inc. — Class A*	83,964	8,031,157
Meta Platforms, Inc. — Class A*	47,822	6,488,489
T-Mobile US, Inc.*	29,135	3,909,043
Cisco Systems, Inc.	96,205	3,848,200
Comcast Corp. — Class A	102,311	3,000,782
Netflix, Inc.*	10,332	2,432,566
Booking Holdings, Inc.*	922	1,515,040
Palo Alto Networks, Inc.*	6,944	1,137,358
Charter Communications, Inc. — Class A*	3,732	1,132,102
Airbnb, Inc. — Class A*	9,274	974,141
MercadoLibre, Inc.*	1,169	967,675
Pinduoduo, Inc. ADR*	10,875	680,558
JD.com, Inc. ADR	11,724	589,717
Sirius XM Holdings, Inc.[1]	90,472	516,595
Baidu, Inc. ADR*	4,229	496,865
eBay, Inc.	12,763	469,806
VeriSign, Inc.*	2,492	432,860
Match Group, Inc.*	6,574	313,908
Okta, Inc.*	3,504	199,272
Total Communications		61,554,764

Consumer, Non-cyclical - 10.0%
PepsiCo, Inc.	32,059	5,233,952
Amgen, Inc.	12,428	2,801,271
PayPal Holdings, Inc.*	26,868	2,312,529
Automatic Data Processing, Inc.	9,653	2,183,412
Gilead Sciences, Inc.	29,119	1,796,351
Mondelez International, Inc. — Class A	31,842	1,745,897
Vertex Pharmaceuticals, Inc.*	5,958	1,725,080
Regeneron Pharmaceuticals, Inc.*	2,490	1,715,286
Intuitive Surgical, Inc.*	8,297	1,555,190
Keurig Dr Pepper, Inc.	32,900	1,178,478
Moderna, Inc.*	9,089	1,074,774
Monster Beverage Corp.*	12,241	1,064,478
Kraft Heinz Co.	28,470	949,474
Cintas Corp.	2,371	920,398
Biogen, Inc.*	3,371	900,057
AstraZeneca plc ADR	13,750	754,050
Dexcom, Inc.*	9,121	734,605
Illumina, Inc.*	3,654	697,147
IDEXX Laboratories, Inc.*	1,934	630,097
Verisk Analytics, Inc. — Class A	3,647	621,923
Seagen, Inc.*	4,285	586,317
Align Technology, Inc.*	1,815	375,905
Total Consumer, Non-cyclical		31,556,671

Consumer, Cyclical - 8.2%
Tesla, Inc.*	43,523	11,544,476
Costco Wholesale Corp.	10,291	4,860,131
Starbucks Corp.	26,657	2,246,119
Marriott International, Inc. — Class A	7,540	1,056,655
O’Reilly Automotive, Inc.*	1,471	1,034,628
Lululemon Athletica, Inc.*	2,842	794,509
Dollar Tree, Inc.*	5,203	708,128
Ross Stores, Inc.	8,130	685,115
PACCAR, Inc.	8,078	676,048
Walgreens Boots Alliance, Inc.	20,079	630,481
Fastenal Co.	13,351	614,680
Copart, Inc.*	5,522	587,541
Lucid Group, Inc.*	38,980	544,550
Total Consumer, Cyclical		25,983,061

Industrial - 1.4%
Honeywell International, Inc.	15,652	2,613,415
CSX Corp.	49,746	1,325,233

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Old Dominion Freight Line, Inc.	2,597	$646,056
Total Industrial		4,584,704

Utilities - 1.1%
American Electric Power Company, Inc.	11,935	1,031,781
Exelon Corp.	23,080	864,577
Xcel Energy, Inc.	12,708	813,312
Constellation Energy Corp.	7,588	631,245
Total Utilities		3,340,915

Total Common Stocks
(Cost $253,617,663)		233,766,906

MUTUAL FUNDS† - 7.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	1,434,715	13,758,920
Guggenheim Strategy Fund II2	444,159	10,646,499
Total Mutual Funds
(Cost $25,056,216)		24,405,419

	Face Amount
U.S. TREASURY BILLS†† - 16.7%
U.S. Treasury Bills
2.35% due 10/04/22[3]	$25,500,000	25,498,289
2.70% due 11/08/22[3,4]	18,167,000	18,117,790
1.78% due 10/04/22[3]	8,925,000	8,924,401
Total U.S. Treasury Bills
(Cost $52,532,949)		52,540,480

REPURCHASE AGREEMENTS††,5 - 11.2%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[6]	20,120,998	20,120,998
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[6]	7,738,846	7,738,846
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[6]	7,509,782	7,509,782
Total Repurchase Agreements
(Cost $35,369,626)		35,369,626

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund - Class X, 2.78%[8]	374,472	374,472
Total Securities Lending Collateral
(Cost $374,472)		374,472

Total Investments - 109.7%
(Cost $366,950,926)		$346,456,903
Other Assets & Liabilities, net - (9.7)%		(30,582,757)
Total Net Assets - 100.0%		$315,874,146

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	744	Dec 2022	$164,133,840	$(17,371,327)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	Pay	3.73% (Federal Funds Rate + 0.65%)	At Maturity	11/17/22	1,203	$13,198,550	$(951,548)
Goldman Sachs International	NASDAQ-100 Index	Pay	3.63% (Federal Funds Rate + 0.55%)	At Maturity	11/17/22	6,909	75,797,860	(5,695,496)
Barclays Bank plc	NASDAQ-100 Index	Pay	3.46% (SOFR + 0.50%)	At Maturity	11/16/22	13,229	145,134,003	(12,196,450)
							$234,130,413	$(18,843,494)

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$233,766,906	$—	$—	$233,766,906
Mutual Funds	24,405,419	—	—	24,405,419
U.S. Treasury Bills	—	52,540,480	—	52,540,480
Repurchase Agreements	—	35,369,626	—	35,369,626
Securities Lending Collateral	374,472	—	—	374,472
Total Assets	$258,546,797	$87,910,106	$—	$346,456,903

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$17,371,327	$—	$—	$17,371,327
Equity Index Swap Agreements**	—	18,843,494	—	18,843,494
Total Liabilities	$17,371,327	$18,843,494	$—	$36,214,821

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$10,904,111	$—	$—	$—	$(257,612)	$10,646,499	444,159	$140,228
Guggenheim Ultra Short Duration Fund — Institutional Class	21,389,957	—	(7,300,000)	(160,912)	(170,125)	13,758,920	1,434,715	154,678
	$32,294,068	$—	$(7,300,000)	$(160,912)	$(427,737)	$24,405,419		$294,906

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value - including $356,373 of securities loaned (cost $306,525,084)	$286,681,858
Investments in affiliated issuers, at value (cost $25,056,216)	24,405,419
Repurchase agreements, at value (cost $35,369,626)	35,369,626
Segregated cash with broker	10,151,652
Receivables:
Fund shares sold	9,038,139
Dividends	119,580
Investment Adviser	109,578
Securities lending income	4,290
Interest	2,895
Total assets	365,883,037

Liabilities:
Unrealized depreciation on OTC swap agreements	18,843,494
Payable for:
Swap settlement	23,970,450
Fund shares redeemed	3,043,743
Variation margin on futures contracts	3,015,767
Return of securities lending collateral	374,472
Management fees	261,975
Transfer agent and administrative fees	119,704
Distribution and service fees	74,107
Portfolio accounting/administration fees	10,605
Trustees’ fees*	4,213
Miscellaneous	290,361
Total liabilities	50,008,891
Net assets	$315,874,146

Net assets consist of:
Paid in capital	$466,359,851
Total distributable earnings (loss)	(150,485,705)
Net assets	$315,874,146

A-Class:
Net assets	$4,823,443
Capital shares outstanding	22,142
Net asset value per share	$217.84
Maximum offering price per share (Net asset value divided by 95.25%)	$228.70

C-Class:
Net assets	$760,929
Capital shares outstanding	3,729
Net asset value per share	$204.03

H-Class:
Net assets	$310,289,774
Capital shares outstanding	1,389,843
Net asset value per share	$223.26

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,512)	$947,806
Dividends from securities of affiliated issuers	294,906
Interest	404,133
Income from securities lending, net	27,310
Total investment income	1,674,155

Expenses:
Management fees	1,335,906
Distribution and service fees:
A-Class	6,812
C-Class	4,893
H-Class	363,050
Transfer agent and administrative fees	333,908
Portfolio accounting/administration fees	186,951
Professional fees	52,443
Custodian fees	21,182
Trustees’ fees*	20,462
Interest expense	10,978
Line of credit fees	4,071
Miscellaneous	232,802
Total expenses	2,573,458
Less:
Expenses reimbursed by Adviser	(32,167)
Expenses waived by Adviser	(607,540)
Total waived expenses	(639,707)
Net expenses	1,933,751
Net investment loss	(259,596)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(15,222,204)
Investments in affiliated issuers	(160,912)
Swap agreements	(37,364,435)
Futures contracts	1,377,489
Net realized loss	(51,370,062)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(21,893,673)
Investments in affiliated issuers	(427,737)
Swap agreements	(27,766,168)
Futures contracts	(18,691,405)
Net change in unrealized appreciation (depreciation)	(68,778,983)
Net realized and unrealized loss	(120,149,045)
Net decrease in net assets resulting from operations	$(120,408,641)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(259,596)	$(2,700,011)
Net realized gain (loss) on investments	(51,370,062)	22,777,914
Net change in unrealized appreciation (depreciation) on investments	(68,778,983)	2,309,125
Net increase (decrease) in net assets resulting from operations	(120,408,641)	22,387,028

Distributions to shareholders:
A-Class	—	(193,566)
C-Class	—	(52,927)
H-Class	—	(12,143,000)
Total distributions to shareholders	—	(12,389,493)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,473,741	11,112,055
C-Class	195,910	984,013
H-Class	2,203,693,001	3,520,837,476
Distributions reinvested
A-Class	—	178,884
C-Class	—	47,659
H-Class	—	12,085,255
Cost of shares redeemed
A-Class	(5,302,906)	(9,230,951)
C-Class	(166,064)	(1,549,695)
H-Class	(1,890,957,268)	(3,519,147,202)
Net increase from capital share transactions	312,936,414	15,317,494
Net increase in net assets	192,527,773	25,315,029

Net assets:
Beginning of period	123,346,373	98,031,344
End of period	$315,874,146	$123,346,373

Capital share activity:
Shares sold
A-Class	18,788	24,788
C-Class	738	2,325
H-Class	6,830,481	8,244,418
Shares issued from reinvestment of distributions
A-Class	—	346
C-Class	—	98
H-Class	—	22,788
Shares redeemed
A-Class	(16,156)	(21,111)
C-Class	(556)	(4,065)
H-Class	(5,698,530)	(8,258,466)
Net increase in shares	1,134,765	11,121

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$429.31	$355.42	$141.86	$134.54	$113.31	$79.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(.24)	(3.11)	(1.74)	.23	.25	(.23)
Net gain (loss) on investments (realized and unrealized)	(211.23)	88.53	233.57	7.28	20.98	34.22
Total from investment operations	(211.47)	85.42	231.83	7.51	21.23	33.99
Less distributions from:
Net investment income	—	—	—	(.19)	—	—
Net realized gains	—	(11.53)	(18.27)	—	—	—
Total distributions	—	(11.53)	(18.27)	(.19)	—	—
Net asset value, end of period	$217.84	$429.31	$355.42	$141.86	$134.54	$113.31

Total Return[c]	(49.26%)	23.48%	164.83%	5.56%	18.74%	42.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,823	$8,376	$5,504	$2,434	$3,077	$1,990
Ratios to average net assets:
Net investment income (loss)	(0.16%)	(0.70%)	(0.60%)	0.15%	0.19%	(0.23%)
Total expenses[d]	1.74%	1.69%	1.77%	1.83%	1.81%	1.71%
Net expenses[e,f]	1.30%	1.32%	1.33%	1.34%	1.35%	1.35%
Portfolio turnover rate	715%	922%	509%	990%	467%	385%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$403.95	$337.38	$136.06	$130.01	$110.32	$77.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.31)	(6.08)	(3.70)	(.83)	(.64)	(1.00)
Net gain (loss) on investments (realized and unrealized)	(198.61)	84.18	223.29	7.07	20.33	33.53
Total from investment operations	(199.92)	78.10	219.59	6.24	19.69	32.53
Less distributions from:
Net investment income	—	—	—	(.19)	—	—
Net realized gains	—	(11.53)	(18.27)	—	—	—
Total distributions	—	(11.53)	(18.27)	(.19)	—	—
Net asset value, end of period	$204.03	$403.95	$337.38	$136.06	$130.01	$110.32

Total Return[c]	(49.49%)	22.55%	162.86%	4.77%	17.85%	41.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$761	$1,433	$1,751	$552	$476	$170
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(1.44%)	(1.34%)	(0.55%)	(0.52%)	(1.02%)
Total expenses[d]	2.49%	2.44%	2.52%	2.58%	2.57%	2.46%
Net expenses[e,f]	2.05%	2.07%	2.08%	2.09%	2.11%	2.10%
Portfolio turnover rate	715%	922%	509%	990%	467%	385%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$440.25	$364.34	$145.23	$137.80	$116.07	$81.25
Income (loss) from investment operations:
Net investment income (loss)[b]	(.26)	(3.35)	(1.81)	.12	.19	(.25)
Net gain (loss) on investments (realized and unrealized)	(216.73)	90.79	239.19	7.50	21.54	35.07
Total from investment operations	(216.99)	87.44	237.38	7.62	21.73	34.82
Less distributions from:
Net investment income	—	—	—	(.19)	—	—
Net realized gains	—	(11.53)	(18.27)	—	—	—
Return of capital	—	—	—	—	—	—
Total distributions	—	(11.53)	(18.27)	(.19)	—	—
Net asset value, end of period	$223.26	$440.25	$364.34	$145.23	$137.80	$116.07

Total Return	(49.29%)	23.46%	164.81%	5.51%	18.72%	42.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310,290	$113,538	$90,776	$22,586	$128,354	$25,304
Ratios to average net assets:
Net investment income (loss)	(0.17%)	(0.71%)	(0.60%)	0.08%	0.15%	(0.24%)
Total expenses[d]	1.73%	1.69%	1.77%	1.82%	1.81%	1.71%
Net expenses[e,f]	1.30%	1.33%	1.33%	1.34%	1.35%	1.35%
Portfolio turnover rate	715%	922%	509%	990%	467%	385%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/22[a]	03/31/22	03/31/21	03/31/20	03/31/19	03/29/18
A-Class	1.29%	1.32%	1.33%	1.33%	1.35%	1.35%
C-Class	2.04%	2.06%	2.08%	2.08%	2.10%	2.10%
H-Class	1.29%	1.33%	1.33%	1.34%	1.35%	1.35%

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	1.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.8%
Total	2.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	28.49%	21.87%	(16.74%)	(16.95%)
A-Class Shares	28.35%	21.54%	(16.95%)	(17.07%)
A-Class Shares with sales charge‡	22.26%	15.77%	(17.76%)	(17.47%)
C-Class Shares	27.90%	20.65%	(17.58%)	(17.81%)
C-Class Shares with CDSC§	26.90%	19.65%	(17.58%)	(17.81%)
NASDAQ-100 Index	(25.74%)	(24.72%)	13.95%	15.91%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	28.34%	21.65%	(16.95%)	(16.19%)
NASDAQ-100 Index	(25.74%)	(24.72%)	13.95%	14.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 2.0%
Guggenheim Strategy Fund II1	49,399	$1,184,103
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,169	835,947
Total Mutual Funds
(Cost $2,033,556)		2,020,050

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 82.3%
Federal Home Loan Bank
3.00% due 11/01/22[2]	$10,000,000	9,974,167
3.14% due 11/14/22[2]	8,300,000	8,268,146
2.84% due 11/15/22[2]	5,700,000	5,679,212
3.06% due 11/14/22[2]	5,600,000	5,579,056
3.22% due 12/01/22[2]	5,200,000	5,172,856
3.37% due 12/16/22[2]	5,200,000	5,164,869
2.85% due 11/10/22[2]	5,000,000	4,984,167
3.22% due 12/05/22[2]	5,000,000	4,971,955
2.84% due 11/04/22[2]	3,450,000	3,440,746
Freddie Mac
2.28% due 10/03/22[2]	29,000,000	28,996,327
Total Federal Agency Discount Notes
(Cost $82,227,938)		82,231,501

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
2.70% due 11/08/22[2,3]	349,000	348,055
1.34% due 10/04/22[2,4]	160,000	159,989
Total U.S. Treasury Bills
(Cost $507,968)		508,044

REPURCHASE AGREEMENTS††,5 - 11.2%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[4]	6,381,252	6,381,252
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[4]	2,454,328	2,454,328
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[4]	2,381,682	2,381,682
Total Repurchase Agreements
(Cost $11,217,262)		11,217,262

Total Investments - 96.0%
(Cost $95,986,724)		$95,976,857
Other Assets & Liabilities, net - 4.0%		4,029,617
Total Net Assets - 100.0%		$100,006,474

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	23	Dec 2022	$5,074,030	$754,620

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	NASDAQ-100 Index	Receive	3.33% (Federal Funds Rate + 0.25%)	At Maturity	11/17/22	5,644	$61,922,745	$6,111,122
Goldman Sachs International	NASDAQ-100 Index	Receive	3.33% (Federal Funds Rate + 0.25%)	At Maturity	11/17/22	2,187	23,997,028	2,854,121
Barclays Bank plc	NASDAQ-100 Index	Receive	3.31% (SOFR + 0.35%)	At Maturity	11/16/22	816	8,949,344	914,601
							$94,869,117	$9,879,844

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,020,050	$—	$—	$2,020,050
Federal Agency Discount Notes	—	82,231,501	—	82,231,501
U.S. Treasury Bills	—	508,044	—	508,044
Repurchase Agreements	—	11,217,262	—	11,217,262
Equity Futures Contracts**	754,620	—	—	754,620
Equity Index Swap Agreements**	—	9,879,844	—	9,879,844
Total Assets	$2,774,670	$103,836,651	$—	$106,611,321

**	This derivative is reported as unrealized appreciation/depreciation at period end.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,212,754	$—	$—	$—	$(28,651)	$1,184,103	49,399	$15,597
Guggenheim Ultra Short Duration Fund — Institutional Class	853,381	—	—	—	(17,434)	835,947	87,169	8,649
	$2,066,135	$—	$—	$—	$(46,085)	$2,020,050		$24,246

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $82,735,906)	$82,739,545
Investments in affiliated issuers, at value (cost $2,033,556)	2,020,050
Repurchase agreements, at value (cost $11,217,262)	11,217,262
Segregated cash with broker	832,000
Unrealized appreciation on OTC swap agreements	9,879,844
Receivables:
Fund shares sold	4,442,709
Variation margin on futures contracts	90,965
Dividends	6,290
Interest	918
Total assets	111,229,583

Liabilities:
Segregated cash due to broker	6,920,000
Payable for:
Fund shares redeemed	2,785,780
Swap settlement	1,402,074
Management fees	48,941
Transfer agent and administrative fees	17,251
Portfolio accounting/administration fees	4,222
Distribution and service fees	1,501
Trustees’ fees*	520
Miscellaneous	42,820
Total liabilities	11,223,109
Net assets	$100,006,474

Net assets consist of:
Paid in capital	$159,594,815
Total distributable earnings (loss)	(59,588,341)
Net assets	$100,006,474

Investor Class:
Net assets	$94,438,281
Capital shares outstanding	3,383,020
Net asset value per share	$27.92

A-Class:
Net assets	$1,557,613
Capital shares outstanding	58,122
Net asset value per share	$26.80
Maximum offering price per share (Net asset value divided by 95.25%)	$28.14

C-Class:
Net assets	$122,972
Capital shares outstanding	5,554
Net asset value per share	$22.14

H-Class:
Net assets	$3,887,608
Capital shares outstanding	147,276
Net asset value per share	$26.40

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$24,246
Interest	306,729
Total investment income	330,975

Expenses:
Management fees	177,960
Distribution and service fees:
A-Class	1,625
C-Class	2,173
H-Class	4,841
Transfer agent and administrative fees	44,246
Portfolio accounting/administration fees	26,251
Interest expense	16,369
Professional fees	9,798
Custodian fees	2,838
Trustees’ fees*	2,077
Line of credit fees	196
Miscellaneous	28,497
Total expenses	316,871
Less:
Expenses reimbursed by Adviser	(4,100)
Expenses waived by Adviser	(1,060)
Total waived/reimbursed expenses	(5,160)
Net expenses	311,711
Net investment income	19,264

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	9
Swap agreements	(993,885)
Futures contracts	(699,462)
Net realized loss	(1,693,338)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,854
Investments in affiliated issuers	(46,085)
Swap agreements	10,549,221
Futures contracts	777,407
Net change in unrealized appreciation (depreciation)	11,288,397
Net realized and unrealized gain	9,595,059
Net increase in net assets resulting from operations	$9,614,323

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$19,264	$(281,270)
Net realized loss on investments	(1,693,338)	(12,065,512)
Net change in unrealized appreciation (depreciation) on investments	11,288,397	(1,820,653)
Net increase (decrease) in net assets resulting from operations	9,614,323	(14,167,435)

Capital share transactions:
Proceeds from sale of shares
Investor Class	251,441,689	256,389,834
A-Class	2,197,436	4,856,561
C-Class	143,183	940,381
H-Class	8,362,661	4,811,372
Cost of shares redeemed
Investor Class	(180,219,574)	(253,810,120)
A-Class	(2,889,447)	(4,197,327)
C-Class	(893,645)	(265,042)
H-Class	(7,810,661)	(2,415,101)
Net increase from capital share transactions	70,331,642	6,310,558
Net increase (decrease) in net assets	79,945,965	(7,856,877)

Net assets:
Beginning of period	20,060,509	27,917,386
End of period	$100,006,474	$20,060,509

Capital share activity:
Shares sold
Investor Class	9,874,284	11,021,776
A-Class	92,835	221,643
C-Class	6,966	52,144
H-Class	346,500	225,001
Shares redeemed
Investor Class	(7,177,144)	(11,330,224)
A-Class	(124,991)	(190,427)
C-Class	(42,244)	(14,793)
H-Class	(324,016)	(113,775)
Net increase (decrease) in shares	2,652,190	(128,655)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$21.73	$26.17	$47.65	$54.72	$63.05	$77.68
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.28)	(.40)	.09	.56	.11
Net gain (loss) on investments (realized and unrealized)	6.17	(4.16)	(21.05)	(6.83)	(8.89)	(14.74)
Total from investment operations	6.19	(4.44)	(21.45)	(6.74)	(8.33)	(14.63)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—	—
Total distributions	—	—	(.03)	(.33)	—	—
Net asset value, end of period	$27.92	$21.73	$26.17	$47.65	$54.72	$63.05

Total Return	28.49%	(16.97%)	(45.03%)	(12.32%)	(13.21%)	(18.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,438	$14,902	$26,018	$59,321	$6,473	$5,474
Ratios to average net assets:
Net investment income (loss)	0.21%	(1.22%)	(1.28%)	0.17%	0.93%	0.16%
Total expenses[c]	1.52%	1.46%	1.54%	1.57%	1.56%	1.46%
Net expenses[d]	1.49%	1.44%	1.52%	1.54%	1.54%	1.46%
Portfolio turnover rate	—	23%	37%	37%	38%	—

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$20.88	$25.22	$46.04	$53.01	$61.24	$75.63
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.31)	(.45)	.19	.41	(.08)
Net gain (loss) on investments (realized and unrealized)	5.95	(4.03)	(20.34)	(6.83)	(8.64)	(14.31)
Total from investment operations	5.92	(4.34)	(20.79)	(6.64)	(8.23)	(14.39)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—	—
Total distributions	—	—	(.03)	(.33)	—	—
Net asset value, end of period	$26.80	$20.88	$25.22	$46.04	$53.01	$61.24

Total Return[e]	28.35%	(17.21%)	(45.17%)	(12.53%)	(13.44%)	(19.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,558	$1,885	$1,489	$523	$835	$1,037
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(1.41%)	(1.51%)	0.39%	0.72%	(0.12%)
Total expenses[c]	1.76%	1.70%	1.78%	1.81%	1.81%	1.72%
Net expenses[d]	1.74%	1.68%	1.76%	1.76%	1.79%	1.72%
Portfolio turnover rate	—	23%	37%	37%	38%	—

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$17.31	$21.07	$38.76	$45.03	$52.43	$65.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.38)	(.60)	(.17)	(.06)	(.48)
Net gain (loss) on investments (realized and unrealized)	5.00	(3.38)	(17.06)	(5.77)	(7.34)	(12.32)
Total from investment operations	4.83	(3.76)	(17.66)	(5.94)	(7.40)	(12.80)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—	—
Total distributions	—	—	(.03)	(.33)	—	—
Net asset value, end of period	$22.14	$17.31	$21.07	$38.76	$45.03	$52.43

Total Return[e]	27.90%	(17.85%)	(45.58%)	(13.19%)	(14.11%)	(19.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123	$707	$73	$234	$128	$881
Ratios to average net assets:
Net investment income (loss)	(1.66%)	(2.16%)	(2.26%)	(0.41%)	(0.13%)	(0.84%)
Total expenses[c]	2.53%	2.45%	2.55%	2.57%	2.53%	2.46%
Net expenses[d]	2.52%	2.43%	2.54%	2.53%	2.53%	2.46%
Portfolio turnover rate	—	23%	37%	37%	38%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$20.57	$24.83	$45.36	$52.24	$60.37	$74.56
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.32)	(.46)	(.02)	.37	.07
Net gain (loss) on investments (realized and unrealized)	5.86	(3.94)	(20.04)	(6.53)	(8.50)	(14.26)
Total from investment operations	5.83	(4.26)	(20.50)	(6.55)	(8.13)	(14.19)
Less distributions from:
Net investment income	—	—	(.03)	(.33)	—	—
Total distributions	—	—	(.03)	(.33)	—	—
Net asset value, end of period	$26.40	$20.57	$24.83	$45.36	$52.24	$60.37

Total Return	28.34%	(17.16%)	(45.21%)	(12.54%)	(13.47%)	(19.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,888	$2,567	$337	$583	$341	$2,403
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(1.49%)	(1.51%)	(0.05%)	0.63%	0.11%
Total expenses[c]	1.76%	1.72%	1.79%	1.82%	1.81%	1.71%
Net expenses[d]	1.74%	1.71%	1.78%	1.79%	1.79%	1.71%
Portfolio turnover rate	—	23%	37%	37%	38%	—

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	8.4%
Guggenheim Strategy Fund II	2.3%
Carlisle Companies, Inc.	0.6%
Targa Resources Corp.	0.6%
First Solar, Inc.	0.5%
Wolfspeed, Inc.	0.5%
Steel Dynamics, Inc.	0.5%
First Horizon Corp.	0.5%
Hubbell, Inc.	0.5%
Alleghany Corp.	0.5%
Top Ten Total	14.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(27.19%)	(25.69%)	3.45%	11.06%
A-Class Shares with sales charge‡	(30.65%)	(29.22%)	2.44%	10.52%
C-Class Shares	(27.47%)	(26.25%)	2.67%	10.23%
C-Class Shares with CDSC§	(28.20%)	(26.85%)	2.67%	10.23%
H-Class Shares	(27.19%)	(25.69%)	3.44%	11.09%
S&P MidCap 400 Index	(17.50%)	(15.25%)	5.82%	10.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 78.3%

Financial - 18.8%
First Horizon Corp.	2,257	$51,685
Alleghany Corp.*	57	47,844
East West Bancorp, Inc.	593	39,814
Life Storage, Inc. REIT	355	39,320
Rexford Industrial Realty, Inc. REIT	719	37,388
American Financial Group, Inc.	294	36,141
Cullen/Frost Bankers, Inc.	270	35,699
Reinsurance Group of America, Inc. — Class A	282	35,478
STORE Capital Corp. REIT	1,118	35,027
Webster Financial Corp.	740	33,448
Healthcare Realty Trust, Inc. REIT	1,600	33,360
Annaly Capital Management, Inc. REIT	1,799	30,871
Unum Group	791	30,691
Jones Lang LaSalle, Inc.*	202	30,516
Commerce Bancshares, Inc.	459	30,367
Lamar Advertising Co. — Class A REIT	366	30,191
Medical Properties Trust, Inc. REIT	2,519	29,875
National Retail Properties, Inc. REIT	745	29,696
Omega Healthcare Investors, Inc. REIT	985	29,048
Interactive Brokers Group, Inc. — Class A	433	27,673
EastGroup Properties, Inc. REIT	183	26,414
Pinnacle Financial Partners, Inc.	321	26,033
RenaissanceRe Holdings Ltd.	184	25,832
Prosperity Bancshares, Inc.	384	25,605
Old Republic International Corp.	1,208	25,283
Apartment Income REIT Corp.	648	25,026
Voya Financial, Inc.	412	24,926
First Industrial Realty Trust, Inc. REIT	555	24,870
Brixmor Property Group, Inc. REIT	1,260	23,272
Kinsale Capital Group, Inc.	91	23,243
Stifel Financial Corp.	446	23,152
Jefferies Financial Group, Inc.	782	23,069
Synovus Financial Corp.	611	22,919
Glacier Bancorp, Inc.	466	22,895
First Financial Bankshares, Inc.	546	22,839
Western Union Co.	1,622	21,897
SEI Investments Co.	433	21,238
Wintrust Financial Corp.	255	20,795
Spirit Realty Capital, Inc. REIT	573	20,720
Selective Insurance Group, Inc.	254	20,676
Old National Bancorp	1,232	20,291
United Bankshares, Inc.	566	20,235
First American Financial Corp.	438	20,192
Primerica, Inc.	158	19,505
Cadence Bank	767	19,490
Hanover Insurance Group, Inc.	150	19,221
Valley National Bancorp	1,767	19,084
Kilroy Realty Corp. REIT	442	18,613
Bank OZK	468	18,514
Rayonier, Inc. REIT	616	18,461
Home BancShares, Inc.	802	18,053
Affiliated Managers Group, Inc.	161	18,008
RLI Corp.	170	17,405
FNB Corp.	1,475	17,110
New York Community Bancorp, Inc.	1,961	16,727
Hancock Whitney Corp.	361	16,537
MGIC Investment Corp.	1,276	16,358
Kite Realty Group Trust REIT	922	15,877
Essent Group Ltd.	453	15,796
Independence Realty Trust, Inc. REIT	933	15,609
Umpqua Holdings Corp.	913	15,603
UMB Financial Corp.	183	15,425
National Storage Affiliates Trust REIT	359	14,927
Cousins Properties, Inc. REIT	637	14,874
SLM Corp.	1,057	14,787
Physicians Realty Trust REIT	952	14,318
PotlatchDeltic Corp. REIT	339	13,913
Douglas Emmett, Inc. REIT	739	13,250
Brighthouse Financial, Inc.*	302	13,113
Bank of Hawaii Corp.	169	12,864
Sabra Health Care REIT, Inc.	971	12,739
Associated Banc-Corp.	632	12,691
Evercore, Inc. — Class A	151	12,420
Texas Capital Bancshares, Inc.*	210	12,396
Cathay General Bancorp	313	12,038
Highwoods Properties, Inc. REIT	442	11,916
Federated Hermes, Inc. — Class B	356	11,791
Janus Henderson Group plc	557	11,313
EPR Properties REIT	315	11,296
PacWest Bancorp	495	11,187
Fulton Financial Corp.	704	11,123
Kemper Corp.	269	11,099
Corporate Office Properties Trust REIT	473	10,988
SL Green Realty Corp. REIT	270	10,843
Park Hotels & Resorts, Inc. REIT	946	10,652
International Bancshares Corp.	223	9,478
CNO Financial Group, Inc.	481	8,644
Washington Federal, Inc.	275	8,245
Pebblebrook Hotel Trust REIT	553	8,024
JBG SMITH Properties REIT	419	7,785
Macerich Co. REIT	903	7,170
Navient Corp.	465	6,831
Bread Financial Holdings, Inc.	210	6,604
Total Financial		1,906,269

Industrial - 15.6%
Carlisle Companies, Inc.	218	61,130
Hubbell, Inc.	226	50,398
Graco, Inc.	711	42,624
AECOM	587	40,133
Regal Rexnord Corp.	280	39,301
Builders FirstSource, Inc.*	656	38,652
Toro Co.	440	38,051
Jabil, Inc.	579	33,414
Knight-Swift Transportation Holdings, Inc.	676	33,077
Axon Enterprise, Inc.*	284	32,873
Owens Corning	405	31,837
Lincoln Electric Holdings, Inc.	244	30,676
Lennox International, Inc.	136	30,283
Cognex Corp.	729	30,217

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Middleby Corp.*	227	$29,095
Tetra Tech, Inc.	224	28,791
Chart Industries, Inc.*	151	27,837
AptarGroup, Inc.	275	26,133
Donaldson Company, Inc.	520	25,485
AGCO Corp.	260	25,004
Arrow Electronics, Inc.*	270	24,891
Valmont Industries, Inc.	90	24,176
EMCOR Group, Inc.	208	24,020
MDU Resources Group, Inc.	855	23,384
Clean Harbors, Inc.*	212	23,316
Sonoco Products Co.	410	23,260
ITT, Inc.	348	22,738
TopBuild Corp.*	136	22,410
Curtiss-Wright Corp.	161	22,405
nVent Electric plc	700	22,127
Landstar System, Inc.	153	22,088
Acuity Brands, Inc.	138	21,731
XPO Logistics, Inc.*	484	21,548
Saia, Inc.*	111	21,090
National Instruments Corp.	556	20,983
Littelfuse, Inc.	104	20,664
Trex Company, Inc.*	464	20,388
Woodward, Inc.	253	20,306
Oshkosh Corp.	275	19,330
Coherent Corp.*	545	18,993
Hexcel Corp.	354	18,309
Crane Holdings Co.	201	17,596
Novanta, Inc.*	150	17,347
Universal Display Corp.	183	17,266
MSA Safety, Inc.	155	16,938
Eagle Materials, Inc.	158	16,934
Timken Co.	281	16,590
Stericycle, Inc.*	388	16,338
Ryder System, Inc.	215	16,230
Louisiana-Pacific Corp.	311	15,920
Kirby Corp.*	252	15,314
MasTec, Inc.*	240	15,240
Fluor Corp.*	598	14,884
Silgan Holdings, Inc.	352	14,798
Watts Water Technologies, Inc. — Class A	115	14,459
Avnet, Inc.	398	14,376
TD SYNNEX Corp.	177	14,371
Simpson Manufacturing Company, Inc.	182	14,269
Flowserve Corp.	550	13,365
GATX Corp.	148	12,602
Dycom Industries, Inc.*	124	11,846
Vontier Corp.	664	11,095
Belden, Inc.	183	10,984
EnerSys	171	9,947
Mercury Systems, Inc.*	243	9,866
Vishay Intertechnology, Inc.	550	9,785
Werner Enterprises, Inc.	248	9,325
Enovis Corp.*	200	9,214
Terex Corp.	285	8,476
Kennametal, Inc.	342	7,038
Energizer Holdings, Inc.	279	7,014
Greif, Inc. — Class A	112	6,672
Esab Corp.	192	6,405
Vicor Corp.*	94	5,559
Worthington Industries, Inc.	127	4,844
Total Industrial		1,576,075

Consumer, Non-cyclical - 13.4%
Darling Ingredients, Inc.*	674	44,585
Neurocrine Biosciences, Inc.*	402	42,696
Shockwave Medical, Inc.*	151	41,989
Paylocity Holding Corp.*	172	41,552
Repligen Corp.*	217	40,603
United Therapeutics Corp.*	191	39,991
Service Corporation International	663	38,282
Jazz Pharmaceuticals plc*	264	35,189
Penumbra, Inc.*	159	30,146
Acadia Healthcare Company, Inc.*	382	29,865
Masimo Corp.*	203	28,656
H&R Block, Inc.	671	28,544
Performance Food Group Co.*	652	28,003
Chemed Corp.	63	27,503
FTI Consulting, Inc.*	145	24,028
HealthEquity, Inc.*	355	23,845
WEX, Inc.*	186	23,611
Tenet Healthcare Corp.*	454	23,417
Halozyme Therapeutics, Inc.*	579	22,894
Envista Holdings Corp.*	687	22,540
Bruker Corp.	424	22,497
Ingredion, Inc.	276	22,224
LHC Group, Inc.*	130	21,276
Exelixis, Inc.*	1,354	21,231
Option Care Health, Inc.*	650	20,455
Syneos Health, Inc.*	432	20,369
Perrigo Company plc	566	20,184
Flowers Foods, Inc.	812	20,048
Globus Medical, Inc. — Class A*	324	19,301
ASGN, Inc.*	211	19,068
Encompass Health Corp.	420	18,997
Post Holdings, Inc.*	229	18,757
Avis Budget Group, Inc.*	121	17,964
GXO Logistics, Inc.*	498	17,460
Medpace Holdings, Inc.*	106	16,660
QuidelOrtho Corp.*	228	16,297
Omnicell, Inc.*	186	16,188
Haemonetics Corp.*	216	15,991
Celsius Holdings, Inc.*	169	15,325
Insperity, Inc.	150	15,314
Euronet Worldwide, Inc.*	198	15,000
Arrowhead Pharmaceuticals, Inc.*	445	14,707
Inari Medical, Inc.*	202	14,673
STAAR Surgical Co.*	202	14,251
ManpowerGroup, Inc.	218	14,102
Azenta, Inc.	316	13,544
Amedisys, Inc.*	136	13,163
Integra LifeSciences Holdings Corp.*	306	12,962
Boston Beer Company, Inc. — Class A*	40	12,946

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Tandem Diabetes Care, Inc.*	270	$12,920
Neogen Corp.*	909	12,699
ICU Medical, Inc.*	84	12,650
Sprouts Farmers Market, Inc.*	452	12,543
Lancaster Colony Corp.	83	12,473
Grocery Outlet Holding Corp.*	371	12,351
BellRing Brands, Inc.*	570	11,748
Progyny, Inc.*	314	11,637
LivaNova plc*	225	11,423
Grand Canyon Education, Inc.*	134	11,021
R1 RCM, Inc.*	577	10,692
Helen of Troy Ltd.*	101	9,740
Brink’s Co.	199	9,640
NuVasive, Inc.*	219	9,594
Coty, Inc. — Class A*	1,518	9,594
Patterson Companies, Inc.	364	8,743
Graham Holdings Co. — Class B	16	8,608
Coca-Cola Consolidated, Inc.	19	7,823
Sabre Corp.*	1,380	7,107
John Wiley & Sons, Inc. — Class A	181	6,798
Pilgrim’s Pride Corp.*	191	4,397
Sotera Health Co.*	416	2,837
Total Consumer, Non-cyclical		1,355,931

Consumer, Cyclical - 11.4%
BJ’s Wholesale Club Holdings, Inc.*	569	41,429
Watsco, Inc.	140	36,044
Deckers Outdoor Corp.*	112	35,012
Williams-Sonoma, Inc.	289	34,059
Five Below, Inc.*	233	32,077
Casey’s General Stores, Inc.	157	31,796
Lear Corp.	250	29,923
Mattel, Inc.*	1,486	28,145
GameStop Corp. — Class A*,1	1,063	26,713
Churchill Downs, Inc.	140	25,781
Dick’s Sporting Goods, Inc.	239	25,009
Lithia Motors, Inc. — Class A	116	24,888
Murphy USA, Inc.	90	24,742
Texas Roadhouse, Inc. — Class A	281	24,520
Gentex Corp.	989	23,578
Wyndham Hotels & Resorts, Inc.	380	23,313
Polaris, Inc.	235	22,478
Capri Holdings Ltd.*	581	22,334
RH*	84	20,670
Brunswick Corp.	313	20,486
Marriott Vacations Worldwide Corp.	165	20,107
Harley-Davidson, Inc.	559	19,498
Toll Brothers, Inc.	450	18,900
Leggett & Platt, Inc.	558	18,537
Penn Entertainment, Inc.*	662	18,212
Skechers USA, Inc. — Class A*	567	17,985
IAA, Inc.*	563	17,932
Crocs, Inc.*	259	17,783
Macy’s, Inc.	1,134	17,770
Tempur Sealy International, Inc.	724	17,477
Light & Wonder, Inc. — Class A*	397	17,023
AutoNation, Inc.*	162	16,503
Boyd Gaming Corp.	342	16,296
Thor Industries, Inc.	229	16,025
Univar Solutions, Inc.*	701	15,941
Wingstop, Inc.	126	15,803
MSC Industrial Direct Company, Inc. — Class A	199	14,489
Fox Factory Holding Corp.*	178	14,076
Kohl’s Corp.	540	13,581
Wendy’s Co.	716	13,382
Choice Hotels International, Inc.	122	13,362
Ollie’s Bargain Outlet Holdings, Inc.*	244	12,590
PVH Corp.	280	12,544
Visteon Corp.*	118	12,515
Travel + Leisure Co.	353	12,044
Goodyear Tire & Rubber Co.*	1,189	11,997
FirstCash Holdings, Inc.	160	11,736
Topgolf Callaway Brands Corp.*	582	11,209
Taylor Morrison Home Corp. — Class A*	478	11,147
Adient plc*	399	11,072
Carter’s, Inc.	164	10,747
Foot Locker, Inc.	338	10,522
YETI Holdings, Inc.*	362	10,324
Hanesbrands, Inc.	1,468	10,217
Victoria’s Secret & Co.*	349	10,163
Columbia Sportswear Co.	149	10,028
Papa John’s International, Inc.	135	9,451
KB Home	355	9,202
JetBlue Airways Corp.*	1,362	9,030
Cracker Barrel Old Country Store, Inc.	96	8,888
Nordstrom, Inc.	473	7,913
Gap, Inc.	898	7,372
Scotts Miracle-Gro Co. — Class A	170	7,267
Nu Skin Enterprises, Inc. — Class A	212	7,074
Dana, Inc.	537	6,138
Under Armour, Inc. — Class A*	794	5,280
Under Armour, Inc. — Class C*	839	5,001
MillerKnoll, Inc.	319	4,976
Total Consumer, Cyclical		1,160,126

Technology - 6.1%
Wolfspeed, Inc.*	520	53,747
Fair Isaac Corp.*	106	43,673
Manhattan Associates, Inc.*	264	35,120
Genpact Ltd.	710	31,077
Dynatrace, Inc.*	840	29,240
Aspen Technology, Inc.*	122	29,060
Lattice Semiconductor Corp.*	578	28,443
CACI International, Inc. — Class A*	98	25,584
KBR, Inc.	585	25,284
Science Applications International Corp.	234	20,693
ExlService Holdings, Inc.*	140	20,630
Qualys, Inc.*	147	20,490
Concentrix Corp.	179	19,982
Lumentum Holdings, Inc.*	290	19,885
MKS Instruments, Inc.	240	19,834
Silicon Laboratories, Inc.*	144	17,775
Synaptics, Inc.*	167	16,535

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Cirrus Logic, Inc.*	235	$16,168
Power Integrations, Inc.	240	15,437
Maximus, Inc.	255	14,757
Teradata Corp.*	432	13,418
IPG Photonics Corp.*	139	11,725
MACOM Technology Solutions Holdings, Inc.*	215	11,135
NCR Corp.*	576	10,950
Envestnet, Inc.*	232	10,301
ACI Worldwide, Inc.*	480	10,032
CommVault Systems, Inc.*	188	9,972
Blackbaud, Inc.*	187	8,239
Semtech Corp.*	267	7,852
Amkor Technology, Inc.	422	7,195
Kyndryl Holdings, Inc.*	857	7,087
Xerox Holdings Corp.	471	6,161
SiTime Corp.*	67	5,275
Total Technology		622,756

Energy - 4.0%
Targa Resources Corp.	953	57,504
First Solar, Inc.*	417	55,157
HF Sinclair Corp.	611	32,896
Southwestern Energy Co.*	4,686	28,678
NOV, Inc.	1,652	26,729
Range Resources Corp.	1,042	26,321
Sunrun, Inc.*	892	24,610
PDC Energy, Inc.	405	23,405
Matador Resources Co.	472	23,090
Murphy Oil Corp.	615	21,630
DT Midstream, Inc.	407	21,119
ChampionX Corp.	853	16,693
Equitrans Midstream Corp.	1,819	13,606
Antero Midstream Corp.	1,409	12,935
CNX Resources Corp.*	797	12,378
SunPower Corp. — Class A*	359	8,271
Total Energy		405,022

Basic Materials - 4.0%
Steel Dynamics, Inc.	730	51,794
RPM International, Inc.	543	45,237
Reliance Steel & Aluminum Co.	254	44,300
Cleveland-Cliffs, Inc.*	2,175	29,297
Royal Gold, Inc.	276	25,894
Alcoa Corp.	757	25,481
Olin Corp.	568	24,356
Ashland, Inc.	209	19,849
Valvoline, Inc.	745	18,878
United States Steel Corp.	998	18,084
Commercial Metals Co.	507	17,988
Chemours Co.	652	16,072
Cabot Corp.	237	15,142
Sensient Technologies Corp.	177	12,273
Avient Corp.	360	10,908
MP Materials Corp.*	387	10,565
Ingevity Corp.*	150	9,095
NewMarket Corp.	29	8,724
Total Basic Materials		403,937

Utilities - 3.1%
Essential Utilities, Inc.	1,003	41,504
OGE Energy Corp.	842	30,699
UGI Corp.	881	28,483
National Fuel Gas Co.	385	23,697
IDACORP, Inc.	213	21,089
Black Hills Corp.	274	18,558
Southwest Gas Holdings, Inc.	259	18,065
PNM Resources, Inc.	361	16,509
Portland General Electric Co.	375	16,297
Ormat Technologies, Inc.	188	16,206
ONE Gas, Inc.	228	16,049
Hawaiian Electric Industries, Inc.	460	15,944
New Jersey Resources Corp.	405	15,673
Spire, Inc.	221	13,775
ALLETE, Inc.	240	12,012
NorthWestern Corp.	236	11,630
Total Utilities		316,190

Communications - 1.9%
Ciena Corp.*	630	25,471
Iridium Communications, Inc.*	534	23,694
Frontier Communications Parent, Inc.*	941	22,048
New York Times Co. — Class A	696	20,010
TEGNA, Inc.	938	19,398
Cable One, Inc.	21	17,914
Calix, Inc.*	239	14,612
Ziff Davis, Inc.*	198	13,559
World Wrestling Entertainment, Inc. — Class A	182	12,771
TripAdvisor, Inc.*	438	9,671
Viasat, Inc.*	318	9,613
Total Communications		188,761

Total Common Stocks
(Cost $8,641,760)		7,935,067

MUTUAL FUNDS† - 10.8%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	88,750	851,117
Guggenheim Strategy Fund II2	9,844	235,951
Total Mutual Funds
(Cost $1,123,598)		1,087,068

	Face Amount
U.S. TREASURY BILLS†† - 8.2%
U.S. Treasury Bills
1.34% due 10/04/22[3]	$750,000	749,950
2.70% due 11/08/22[3,4]	82,000	81,778
Total U.S. Treasury Bills
(Cost $831,675)		831,728

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 13.4%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[6]	$773,780	$773,780
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[6]	297,607	297,607
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[6]	288,799	288,799
Total Repurchase Agreements
(Cost $1,360,186)		$1,360,186

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[8]	20,722	20,722
Total Securities Lending Collateral
(Cost $20,722)		20,722

Total Investments - 110.9%
(Cost $11,977,941)		$11,234,771
Other Assets & Liabilities, net - (10.9)%		(1,100,389)
Total Net Assets - 100.0%		$10,134,382

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	5	Dec 2022	$1,103,900	$(148,907)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	11/17/22	1,079	$2,377,325	$(58,678)
BNP Paribas	S&P MidCap 400 Index	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	11/17/22	263	580,584	(116,016)
Barclays Bank plc	S&P MidCap 400 Index	Pay	3.31% (SOFR + 0.35%)	At Maturity	11/16/22	1,448	3,190,566	(577,320)
							$6,148,475	$(752,014)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,935,067	$—	$—	$7,935,067
Mutual Funds	1,087,068	—	—	1,087,068
U.S. Treasury Bills	—	831,728	—	831,728
Repurchase Agreements	—	1,360,186	—	1,360,186
Securities Lending Collateral	20,722	—	—	20,722
Total Assets	$9,042,857	$2,191,914	$—	$11,234,771

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$148,907	$—	$—	$148,907
Equity Index Swap Agreements**	—	752,014	—	752,014
Total Liabilities	$148,907	$752,014	$—	$900,921

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$241,661	$—	$—	$—	$(5,710)	$235,951	9,844	$3,108
Guggenheim Ultra Short Duration Fund — Institutional Class	868,866	—	—	—	(17,749)	851,117	88,750	8,806
	$1,110,527	$—	$—	$—	$(23,459)	$1,087,068		$11,914

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value - including $20,029 of securities loaned (cost $9,494,157)	$8,787,517
Investments in affiliated issuers, at value (cost $1,123,598)	1,087,068
Repurchase agreements, at value (cost $1,360,186)	1,360,186
Cash	69
Segregated cash with broker	424,000
Receivables:
Fund shares sold	105,459
Securities sold	69,694
Dividends	13,451
Interest	111
Securities lending income	104
Total assets	11,847,659

Liabilities:
Unrealized depreciation on OTC swap agreements	752,014
Payable for:
Swap settlement	860,630
Securities purchased	42,686
Return of securities lending collateral	20,722
Variation margin on futures contracts	8,700
Management fees	8,516
Transfer agent and administrative fees	3,932
Distribution and service fees	2,522
Fund shares redeemed	2,353
Portfolio accounting/administration fees	427
Trustees’ fees*	175
Miscellaneous	10,600
Total liabilities	1,713,277
Net assets	$10,134,382

Net assets consist of:
Paid in capital	$13,762,243
Total distributable earnings (loss)	(3,627,861)
Net assets	$10,134,382

A-Class:
Net assets	$2,698,455
Capital shares outstanding	32,075
Net asset value per share	$84.13
Maximum offering price per share (Net asset value divided by 95.25%)	$88.33

C-Class:
Net assets	$154,706
Capital shares outstanding	2,253
Net asset value per share	$68.67

H-Class:
Net assets	$7,281,221
Capital shares outstanding	86,156
Net asset value per share	$84.51

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$79,741
Dividends from securities of affiliated issuers	11,914
Interest	19,652
Income from securities lending, net	1,755
Total investment income	113,062

Expenses:
Management fees	59,034
Distribution and service fees:
A-Class	4,430
C-Class	934
H-Class	11,735
Transfer agent and administrative fees	15,656
Portfolio accounting/administration fees	8,167
Professional fees	2,724
Trustees’ fees*	1,080
Custodian fees	958
Interest expense	150
Miscellaneous	7,284
Total expenses	112,152
Less:
Expenses reimbursed by Adviser:	(1,046)
Expenses waived by Adviser	(1,079)
Total waived expenses	(2,125)
Net expenses	110,027
Net investment income	3,035

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(415,430)
Swap agreements	(1,045,577)
Futures contracts	(39,833)
Net realized loss	(1,500,840)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,559,999)
Investments in affiliated issuers	(23,459)
Swap agreements	(866,043)
Futures contracts	(208,418)
Net change in unrealized appreciation (depreciation)	(2,657,919)
Net realized and unrealized loss	(4,158,759)
Net decrease in net assets resulting from operations	$(4,155,724)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,035	$(96,969)
Net realized gain (loss) on investments	(1,500,840)	2,368,791
Net change in unrealized appreciation (depreciation) on investments	(2,657,919)	(2,327,154)
Net decrease in net assets resulting from operations	(4,155,724)	(55,332)

Distributions to shareholders:
A-Class	—	(726,986)
C-Class	—	(50,174)
H-Class	—	(1,524,994)
Total distributions to shareholders	—	(2,302,154)

Capital share transactions:
Proceeds from sale of shares
A-Class	525,966	1,340,606
C-Class	1,950	27,769
H-Class	12,069,093	54,280,706
Distributions reinvested
A-Class	—	721,957
C-Class	—	46,932
H-Class	—	1,493,574
Cost of shares redeemed
A-Class	(757,691)	(1,758,868)
C-Class	(16,976)	(469,086)
H-Class	(12,106,354)	(55,830,752)
Net decrease from capital share transactions	(284,012)	(147,162)
Net decrease in net assets	(4,439,736)	(2,504,648)

Net assets:
Beginning of period	14,574,118	17,078,766
End of period	$10,134,382	$14,574,118

Capital share activity:
Shares sold
A-Class	5,671	9,355
C-Class	24	234
H-Class	119,506	416,343
Shares issued from reinvestment of distributions
A-Class	—	5,927
C-Class	—	469
H-Class	—	12,206
Shares redeemed
A-Class	(8,361)	(13,390)
C-Class	(207)	(4,067)
H-Class	(122,319)	(430,872)
Net decrease in shares	(5,686)	(3,795)

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$115.54	$131.92	$56.02	$89.82	$90.38	$79.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.72)	(.68)	.37	.58	.15
Net gain (loss) on investments (realized and unrealized)	(31.44)	6.46	77.00	(33.98)	(.73)	10.83
Total from investment operations	(31.41)	5.74	76.32	(33.61)	(.15)	10.98
Less distributions from:
Net investment income	—	—	(.42)	(.19)	(.11)	—
Net realized gains	—	(22.12)	—	—	(.30)	(.50)
Total distributions	—	(22.12)	(.42)	(.19)	(.41)	(.50)
Net asset value, end of period	$84.13	$115.54	$131.92	$56.02	$89.82	$90.38

Total Return[c]	(27.19%)	3.49%	136.41%	(37.52%)	(0.11%)	13.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,698	$4,017	$4,337	$1,950	$3,469	$2,382
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.54%)	(0.75%)	0.40%	0.64%	0.17%
Total expenses[d]	1.70%	1.66%	1.75%	1.77%	1.77%	1.67%
Net expenses[e]	1.66%	1.65%	1.72%	1.72%	1.75%	1.67%
Portfolio turnover rate	11%	159%	501%	617%	721%	722%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$94.68	$112.55	$48.18	$77.86	$78.99	$70.42
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(1.48)	(1.12)	(.27)	(.09)	(.51)
Net gain (loss) on investments (realized and unrealized)	(25.72)	5.73	65.91	(29.22)	(.63)	9.58
Total from investment operations	(26.01)	4.25	64.79	(29.49)	(.72)	9.07
Less distributions from:
Net investment income	—	—	(.42)	(.19)	(.11)	—
Net realized gains	—	(22.12)	—	—	(.30)	(.50)
Total distributions	—	(22.12)	(.42)	(.19)	(.41)	(.50)
Net asset value, end of period	$68.67	$94.68	$112.55	$48.18	$77.86	$78.99

Total Return[c]	(27.47%)	2.71%	134.67%	(37.98%)	(0.86%)	12.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155	$231	$653	$1,933	$3,722	$5,875
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(1.31%)	(1.59%)	(0.34%)	(0.12%)	(0.68%)
Total expenses[d]	2.45%	2.41%	2.52%	2.52%	2.51%	2.43%
Net expenses[e]	2.42%	2.39%	2.50%	2.47%	2.50%	2.43%
Portfolio turnover rate	11%	159%	501%	617%	721%	722%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$116.07	$132.43	$56.24	$90.18	$90.82	$80.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.76)	(.60)	.27	.42	.35
Net gain (loss) on investments (realized and unrealized)	(31.59)	6.52	77.21	(34.02)	(.65)	10.74
Total from investment operations	(31.56)	5.76	76.61	(33.75)	(.23)	11.09
Less distributions from:
Net investment income	—	—	(.42)	(.19)	(.11)	—
Net realized gains	—	(22.12)	—	—	(.30)	(.50)
Total distributions	—	(22.12)	(.42)	(.19)	(.41)	(.50)
Net asset value, end of period	$84.51	$116.07	$132.43	$56.24	$90.18	$90.82

Total Return	(27.19%)	3.49%	136.39%	(37.52%)	(0.21%)	13.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,281	$10,327	$12,089	$4,054	$14,017	$13,956
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.57%)	(0.64%)	0.28%	0.49%	0.39%
Total expenses[d]	1.70%	1.66%	1.74%	1.79%	1.78%	1.66%
Net expenses[e]	1.67%	1.65%	1.72%	1.77%	1.77%	1.66%
Portfolio turnover rate	11%	159%	501%	617%	721%	722%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	6.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.7%
Total	11.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	17.75%	10.46%	(10.27%)	(12.67%)
A-Class Shares with sales charge‡	12.16%	5.21%	(11.14%)	(13.10%)
C-Class Shares	17.58%	10.06%	(10.82%)	(13.28%)
C-Class Shares with CDSC§	16.58%	9.06%	(10.82%)	(13.28%)
H-Class Shares	17.70%	10.47%	(10.25%)	(12.66%)
S&P MidCap 400 Index	(17.50%)	(15.25%)	5.82%	10.04%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 11.9%
Guggenheim Strategy Fund II1	2,020	$48,419
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,630	44,402
Total Mutual Funds
(Cost $95,671)		92,821

	Face Amount
U.S. TREASURY BILLS†† - 1.8%
U.S. Treasury Bills
2.70% due 11/08/22[2,3]	$14,000	13,962
Total U.S. Treasury Bills
(Cost $13,959)		13,962

REPURCHASE AGREEMENTS††,4 - 162.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[5]	720,142	720,142
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[5]	276,978	276,978
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[5]	268,780	268,780
Total Repurchase Agreements
(Cost $1,265,900)		1,265,900

Total Investments - 176.0%
(Cost $1,375,530)		$1,372,683
Other Assets & Liabilities, net - (76.0)%		(592,620)
Total Net Assets - 100.0%		$780,063

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
S&P MidCap 400 Index Mini Futures Contracts	1	Dec 2022	$220,780	$29,779

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P MidCap 400 Index	Receive	3.18% (Federal Funds Rate + 0.10%)	At Maturity	11/17/22	188	$414,366	$62,339
Barclays Bank plc	S&P MidCap 400 Index	Receive	3.16% (SOFR + 0.20%)	At Maturity	11/16/22	41	89,372	16,171
BNP Paribas	S&P MidCap 400 Index	Receive	3.13% (Federal Funds Rate + 0.05%)	At Maturity	11/17/22	23	51,599	10,312
							$555,337	$88,822

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$92,821	$—	$—	$92,821
U.S. Treasury Bills	—	13,962	—	13,962
Repurchase Agreements	—	1,265,900	—	1,265,900
Equity Futures Contracts**	29,779	—	—	29,779
Equity Index Swap Agreements**	—	88,822	—	88,822
Total Assets	$122,600	$1,368,684	$—	$1,491,284

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$49,591	$—	$—	$—	$(1,172)	$48,419	2,020	$638
Guggenheim Ultra Short Duration Fund — Institutional Class	45,328	—	—	—	(926)	44,402	4,630	459
	$94,919	$—	$—	$—	$(2,098)	$92,821		$1,097

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $13,959)	$13,962
Investments in affiliated issuers, at value (cost $95,671)	92,821
Repurchase agreements, at value (cost $1,265,900)	1,265,900
Segregated cash with broker	20,000
Unrealized appreciation on OTC swap agreements	88,822
Receivables:
Fund shares sold	20,000
Variation margin on futures contracts	1,740
Dividends	290
Interest	104
Total assets	1,503,639

Liabilities:
Payable for:
Swap settlement	454,106
Fund shares redeemed	266,855
Management fees	678
Transfer agent and administrative fees	654
Distribution and service fees	191
Trustees’ fees*	19
Miscellaneous	1,073
Total liabilities	723,576
Net assets	$780,063

Net assets consist of:
Paid in capital	$6,959,117
Total distributable earnings (loss)	(6,179,054)
Net assets	$780,063

A-Class:
Net assets	$83,762
Capital shares outstanding	1,236
Net asset value per share	$67.79
Maximum offering price per share (Net asset value divided by 95.25%)	$71.17

C-Class:
Net assets	$146
Capital shares outstanding	2
Net asset value per share	$58.86

H-Class:
Net assets	$696,155
Capital shares outstanding	10,265
Net asset value per share	$67.82

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$1,097
Interest	13,210
Total investment income	14,307

Expenses:
Management fees	6,337
Distribution and service fees:
A-Class	91
C-Class	22
H-Class	1,664
Transfer agent and administrative fees	1,446
Portfolio accounting/administration fees	1,011
Professional fees	257
Custodian fees	94
Trustees’ fees*	37
Miscellaneous	969
Total expenses	11,928
Less:
Expenses reimbursed by Adviser:	(131)
Expenses waived by Adviser	(56)
Total waived expenses	(187)
Net expenses	11,741
Net investment income	2,566

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(450,479)
Futures contracts	(19,063)
Net realized loss	(469,542)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3
Investments in affiliated issuers	(2,098)
Swap agreements	94,395
Futures contracts	29,779
Net change in unrealized appreciation (depreciation)	122,079
Net realized and unrealized loss	(347,463)
Net decrease in net assets resulting from operations	$(344,897)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,566	$(9,129)
Net realized loss on investments	(469,542)	(76,715)
Net change in unrealized appreciation (depreciation) on investments	122,079	1,104
Net decrease in net assets resulting from operations	(344,897)	(84,740)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,619	57,437
C-Class	34,650	200
H-Class	5,296,156	3,103,693
Cost of shares redeemed
A-Class	(5,100)	(86,400)
C-Class	(32,762)	(3,081)
H-Class	(4,536,698)	(3,516,728)
Net increase (decrease) from capital share transactions	772,865	(444,879)
Net increase (decrease) in net assets	427,968	(529,619)

Net assets:
Beginning of period	352,095	881,714
End of period	$780,063	$352,095

Capital share activity:
Shares sold
A-Class	263	947
C-Class	581	4
H-Class	82,306	52,122
Shares redeemed
A-Class	(87)	(1,454)
C-Class	(581)	(64)
H-Class	(77,091)	(59,304)
Net increase (decrease) in shares	5,391	(7,749)

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[j]	Year Ended March 31, 2019[j]	Year Ended March 29, 2018[j]
Per Share Data
Net asset value, beginning of period	$57.57	$63.60	$127.90	$109.10	$111.55	$124.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.75)	(.45)	.75	.65	(.55)
Net gain (loss) on investments (realized and unrealized)	10.15 [f]	(5.28)	(63.36)	18.85 [f]	(3.10)	(12.47)
Total from investment operations	10.22	(6.03)	(63.81)	19.60	(2.45)	(13.02)
Less distributions from:
Net investment income	—	—	(.49)	(.80)	—	—
Total distributions	—	—	(.49)	(.80)	—	—
Net asset value, end of period	$67.79	$57.57	$63.60	$127.90	$109.10	$111.55

Total Return[c]	17.75%	(9.48%)	(49.94%)	18.13%	(2.20%)	(10.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84	$61	$100	$60	$133	$156
Ratios to average net assets:
Net investment income (loss)	0.22%	(1.25%)	(1.29%)	0.68%	0.60%	(0.49%)
Total expenses[d]	1.69%	1.66%	1.76%	1.77%	1.77%	1.68%
Net expenses[e]	1.66%	1.63%	1.73%	1.70%	1.75%	1.68%
Portfolio turnover rate	—	24%	42%	—	48%	37%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[j]		Year Ended March 31, 2019[j]	Year Ended March 29, 2018[j]
Per Share Data
Net asset value, beginning of period	$50.06	$55.65	$112.07	$97.04		$99.70	$112.28
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(1.10)	(.83)	—	[g]	(.30)	(1.40)
Net gain (loss) on investments (realized and unrealized)	9.09 [f]	(4.49)	(55.10)	15.83	[f]	(2.36)	(11.18)
Total from investment operations	8.80	(5.59)	(55.93)	15.83		(2.66)	(12.58)
Less distributions from:
Net investment income	—	—	(.49)	(.80)		—	—
Total distributions	—	—	(.49)	(.80)		—	—
Net asset value, end of period	$58.86	$50.06	$55.65	$112.07		$97.04	$99.70

Total Return[c]	17.58%	(10.04%)	(50.08%)	16.78%		(2.71%)	(11.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [h]	$— [h]	$3	$—	[h]	$— [h]	$2
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(2.11%)	(1.95%)	0.00%	%[i]	(0.33%)	(1.30%)
Total expenses[d]	2.42%	2.39%	2.49%	2.63%		2.47%	2.44%
Net expenses[e]	2.42%	2.39%	2.46%	2.63%		2.47%	2.44%
Portfolio turnover rate	—	24%	42%	—		48%	37%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[j]	Year Ended March 31, 2019[j]	Year Ended March 29, 2018[j]
Per Share Data
Net asset value, beginning of period	$57.62	$63.65	$128.00	$109.20	$111.46	$124.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.84)	(.42)	.70	.65	(.45)
Net gain (loss) on investments (realized and unrealized)	10.08 [f]	(5.19)	(63.44)	18.90 [f]	(2.91)	(12.61)
Total from investment operations	10.20	(6.03)	(63.86)	19.60	(2.26)	(13.06)
Less distributions from:
Net investment income	—	—	(.49)	(.80)	—	—
Total distributions	—	—	(.49)	(.80)	—	—
Net asset value, end of period	$67.82	$57.62	$63.65	$128.00	$109.20	$111.46

Total Return	17.70%	(9.47%)	(49.94%)	18.11%	(2.02%)	(10.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$696	$291	$779	$1,488	$769	$509
Ratios to average net assets:
Net investment income (loss)	0.38%	(1.40%)	(1.38%)	0.65%	0.61%	(0.39%)
Total expenses[d]	1.69%	1.66%	1.77%	1.78%	1.77%	1.68%
Net expenses[e]	1.67%	1.64%	1.75%	1.70%	1.75%	1.68%
Portfolio turnover rate	—	24%	42%	—	48%	37%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Less than $0.01 per share.
[h]	Less than $1,000 in Net Assets.
[i]	Less than 0.01%
[j]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	10.7%
Guggenheim Strategy Fund II	8.9%
Shockwave Medical, Inc.	0.3%
Biohaven Pharmaceutical Holding Company Ltd.	0.3%
Chart Industries, Inc.	0.2%
Karuna Therapeutics, Inc.	0.2%
Apellis Pharmaceuticals, Inc.	0.2%
SouthState Corp.	0.2%
RBC Bearings, Inc.	0.2%
Murphy USA, Inc.	0.2%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(29.36%)	(36.60%)	0.24%	8.78%
A-Class Shares with sales charge‡	(32.72%)	(39.61%)	(0.73%)	8.26%
C-Class Shares	(29.58%)	(37.08%)	(0.51%)	7.97%
C-Class Shares with CDSC§	(30.28%)	(37.43%)	(0.51%)	7.97%
H-Class Shares	(29.36%)	(36.60%)	0.21%	8.76%
Russell 2000 Index	(19.01%)	(23.50%)	3.55%	10.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 67.7%

Consumer, Non-cyclical - 17.3%
Shockwave Medical, Inc.*	76	$21,133
Biohaven Pharmaceutical Holding Company Ltd.*	134	20,257
Karuna Therapeutics, Inc.*	63	14,171
Apellis Pharmaceuticals, Inc.*	200	13,660
HealthEquity, Inc.*	178	11,956
Halozyme Therapeutics, Inc.*	291	11,506
Inspire Medical Systems, Inc.*	60	10,642
Celsius Holdings, Inc.*	117	10,610
LHC Group, Inc.*	64	10,474
Option Care Health, Inc.*	332	10,448
Lantheus Holdings, Inc.*	146	10,268
AMN Healthcare Services, Inc.*	92	9,748
ASGN, Inc.*	105	9,489
Global Blood Therapeutics, Inc.*	138	9,398
Ensign Group, Inc.	115	9,143
Intra-Cellular Therapies, Inc.*	196	9,120
Intellia Therapeutics, Inc.*	162	9,066
Cytokinetics, Inc.*	176	8,527
Medpace Holdings, Inc.*	54	8,487
Blueprint Medicines Corp.*	128	8,434
Omnicell, Inc.*	94	8,181
Haemonetics Corp.*	109	8,069
iRhythm Technologies, Inc.*	64	8,018
Insperity, Inc.	78	7,963
Alkermes plc*	350	7,816
PTC Therapeutics, Inc.*	151	7,580
Inari Medical, Inc.*	103	7,482
Axonics, Inc.*	105	7,396
Arrowhead Pharmaceuticals, Inc.*	221	7,304
STAAR Surgical Co.*	103	7,267
Triton International Ltd.	131	7,170
ChemoCentryx, Inc.*	135	6,974
Merit Medical Systems, Inc.*	120	6,781
Hostess Brands, Inc.*	291	6,763
Alarm.com Holdings, Inc.*	103	6,681
Beam Therapeutics, Inc.*	136	6,479
Denali Therapeutics, Inc.*	211	6,476
Sprouts Farmers Market, Inc.*	230	6,382
Lancaster Colony Corp.	42	6,312
Simply Good Foods Co.*	193	6,174
Amicus Therapeutics, Inc.*	591	6,170
R1 RCM, Inc.*	321	5,948
Progyny, Inc.*	160	5,930
API Group Corp.*	444	5,892
LivaNova plc*	115	5,839
BellRing Brands, Inc.*	283	5,833
Herc Holdings, Inc.	55	5,713
TriNet Group, Inc.*	80	5,698
StoneCo Ltd. — Class A*	594	5,661
Chegg, Inc.*	267	5,626
Insmed, Inc.*	256	5,514
ABM Industries, Inc.	144	5,505
Korn Ferry	115	5,399
Alight, Inc. — Class A*	728	5,336
Prestige Consumer Healthcare, Inc.*	106	5,282
Glaukos Corp.*	98	5,218
Pacira BioSciences, Inc.*	96	5,106
WD-40 Co.	29	5,097
BioCryst Pharmaceuticals, Inc.*	398	5,015
Select Medical Holdings Corp.	223	4,928
Helen of Troy Ltd.*	51	4,918
NuVasive, Inc.*	112	4,907
Brink’s Co.	100	4,844
CONMED Corp.	60	4,810
Covetrus, Inc.*	227	4,740
Corcept Therapeutics, Inc.*	183	4,692
Arvinas, Inc.*	104	4,627
TreeHouse Foods, Inc.*	109	4,624
Prothena Corporation plc*	76	4,608
IVERIC bio, Inc.*	251	4,503
Cal-Maine Foods, Inc.	81	4,503
CBIZ, Inc.*	105	4,492
Patterson Companies, Inc.	187	4,492
Integer Holdings Corp.*	71	4,418
AbCellera Biologics, Inc.*	444	4,391
Sage Therapeutics, Inc.*	112	4,386
ICF International, Inc.	40	4,361
Graham Holdings Co. — Class B	8	4,304
United Natural Foods, Inc.*	125	4,296
Primo Water Corp.	338	4,242
Twist Bioscience Corp.*	120	4,229
ACADIA Pharmaceuticals, Inc.*	258	4,221
Herbalife Nutrition Ltd.*	212	4,217
J & J Snack Foods Corp.	32	4,143
Coca-Cola Consolidated, Inc.	10	4,117
Edgewell Personal Care Co.	110	4,114
Revance Therapeutics, Inc.*	150	4,050
EVERTEC, Inc.	129	4,044
Fate Therapeutics, Inc.*	178	3,989
elf Beauty, Inc.*	104	3,912
AtriCure, Inc.*	98	3,832
Owens & Minor, Inc.	158	3,808
Prometheus Biosciences, Inc.*	63	3,718
Relay Therapeutics, Inc.*	164	3,669
Stride, Inc.*	87	3,657
Cytek Biosciences, Inc.*	245	3,606
Sabre Corp.*	699	3,600
Supernus Pharmaceuticals, Inc.*	105	3,554
Embecta Corp.	123	3,541
Adtalem Global Education, Inc.*	96	3,499
Nevro Corp.*	75	3,495
John Wiley & Sons, Inc. — Class A	92	3,456
Cassava Sciences, Inc.*	82	3,429
Evo Payments, Inc. — Class A*	101	3,363
Verve Therapeutics, Inc.*	97	3,332
Silk Road Medical, Inc.*	74	3,330
Agios Pharmaceuticals, Inc.*	117	3,309
Cerevel Therapeutics Holdings, Inc.*	117	3,306
Myriad Genetics, Inc.*	170	3,244

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Neogen Corp.*	232	$3,241
Travere Therapeutics, Inc.*	131	3,228
Xencor, Inc.*	123	3,196
MGP Ingredients, Inc.	30	3,185
Addus HomeCare Corp.*	33	3,143
Krystal Biotech, Inc.*	45	3,136
REVOLUTION Medicines, Inc.*	159	3,135
Iovance Biotherapeutics, Inc.*	323	3,094
Recursion Pharmaceuticals, Inc. — Class A*	290	3,086
Ironwood Pharmaceuticals, Inc. — Class A*	293	3,035
Strategic Education, Inc.	49	3,009
Cano Health, Inc.*	347	3,009
Vir Biotechnology, Inc.*	155	2,988
Central Garden & Pet Co. — Class A*	87	2,972
Monro, Inc.	68	2,955
Pediatrix Medical Group, Inc.*	177	2,922
Huron Consulting Group, Inc.*	44	2,915
AdaptHealth Corp.*	155	2,911
Meridian Bioscience, Inc.*	92	2,901
Arcus Biosciences, Inc.*	110	2,878
Inter Parfums, Inc.	38	2,867
ZipRecruiter, Inc. — Class A*	171	2,821
Pacific Biosciences of California, Inc.*	484	2,810
Payoneer Global, Inc.*	464	2,807
Axsome Therapeutics, Inc.*	62	2,766
Ligand Pharmaceuticals, Inc. — Class B*	32	2,756
Celldex Therapeutics, Inc.*	98	2,755
Lyell Immunopharma, Inc.*	371	2,719
Hain Celestial Group, Inc.*	161	2,718
Vector Group Ltd.	308	2,713
TransMedics Group, Inc.*	65	2,713
Vaxcyte, Inc.*	113	2,712
ModivCare, Inc.*	27	2,691
Syndax Pharmaceuticals, Inc.*	111	2,667
Dynavax Technologies Corp.*	254	2,652
CorVel Corp.*	19	2,630
Catalyst Pharmaceuticals, Inc.*	205	2,630
LiveRamp Holdings, Inc.*	144	2,615
Coursera, Inc.*	242	2,609
Kforce, Inc.	44	2,581
Textainer Group Holdings Ltd.	96	2,579
Veracyte, Inc.*	154	2,556
Beauty Health Co.*	214	2,523
Avid Bioservices, Inc.*	131	2,505
Weis Markets, Inc.	35	2,493
Medifast, Inc.	23	2,492
Harmony Biosciences Holdings, Inc.*	56	2,480
Laureate Education, Inc. — Class A	231	2,437
FibroGen, Inc.*	187	2,433
B&G Foods, Inc.[1]	146	2,407
Universal Corp.	52	2,394
Ingles Markets, Inc. — Class A	30	2,376
Remitly Global, Inc.*	211	2,346
Vericel Corp.*	101	2,343
Marathon Digital Holdings, Inc.*,1	217	2,324
Multiplan Corp.*	810	2,317
Amphastar Pharmaceuticals, Inc.*	82	2,304
NeoGenomics, Inc.*	266	2,290
PROCEPT BioRobotics Corp.*	55	2,280
REGENXBIO, Inc.*	86	2,273
Emergent BioSolutions, Inc.*	108	2,267
SpartanNash Co.	77	2,235
Bridgebio Pharma, Inc.*	224	2,227
Crinetics Pharmaceuticals, Inc.*	113	2,219
Cross Country Healthcare, Inc.*	78	2,213
CoreCivic, Inc.*	250	2,210
Avanos Medical, Inc.*	101	2,200
ImmunoGen, Inc.*	460	2,199
Relmada Therapeutics, Inc.*	59	2,184
Enanta Pharmaceuticals, Inc.*	42	2,179
Zentalis Pharmaceuticals, Inc.*	100	2,166
Aurinia Pharmaceuticals, Inc.*	288	2,166
Andersons, Inc.	69	2,141
RadNet, Inc.*	105	2,137
Utz Brands, Inc.	141	2,129
LeMaitre Vascular, Inc.	42	2,129
US Physical Therapy, Inc.	28	2,129
EQRx, Inc.*	430	2,128
Chefs’ Warehouse, Inc.*	73	2,115
Amylyx Pharmaceuticals, Inc.*	75	2,111
SpringWorks Therapeutics, Inc.*	74	2,111
Chinook Therapeutics, Inc.*	107	2,104
MoneyGram International, Inc.*	201	2,090
Cogent Biosciences, Inc.*	137	2,044
Akero Therapeutics, Inc.*	60	2,043
Riot Blockchain, Inc.*,1	289	2,026
Aclaris Therapeutics, Inc.*	128	2,015
Rent-A-Center, Inc.	114	1,996
Surgery Partners, Inc.*	85	1,989
Green Dot Corp. — Class A*	104	1,974
National Beverage Corp.	51	1,966
GEO Group, Inc.*	254	1,956
SunOpta, Inc.*	209	1,902
Udemy, Inc.*	155	1,874
Beyond Meat, Inc.*,1	132	1,870
Kura Oncology, Inc.*	136	1,858
CareDx, Inc.*	109	1,855
Allogene Therapeutics, Inc.*	171	1,847
Editas Medicine, Inc.*	148	1,812
Geron Corp.*	770	1,802
Legalzoom.com, Inc.*	210	1,800
Deciphera Pharmaceuticals, Inc.*	97	1,794
Krispy Kreme, Inc.	154	1,776
American Well Corp. — Class A*	492	1,766
Paragon 28, Inc.*	99	1,764
Kymera Therapeutics, Inc.*	81	1,763
Madrigal Pharmaceuticals, Inc.*	27	1,755
Varex Imaging Corp.*	83	1,755
Fulgent Genetics, Inc.*	46	1,754
DocGo, Inc.*	173	1,716

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Avidity Biosciences, Inc.*	105	$1,715
National Healthcare Corp.	27	1,710
Brookdale Senior Living, Inc. — Class A*	399	1,704
Adaptive Biotechnologies Corp.*	239	1,702
Atrion Corp.	3	1,695
TG Therapeutics, Inc.*	286	1,693
Ventyx Biosciences, Inc.*	48	1,676
MannKind Corp.*	534	1,650
Cutera, Inc.*	36	1,642
BioLife Solutions, Inc.*	72	1,638
AngioDynamics, Inc.*	80	1,637
OPKO Health, Inc.*	866	1,637
Gossamer Bio, Inc.*	135	1,617
First Advantage Corp.*	126	1,617
PROG Holdings, Inc.*	107	1,603
Veru, Inc.*	139	1,601
Treace Medical Concepts, Inc.*	72	1,589
Innoviva, Inc.*	136	1,579
23andMe Holding Co. — Class A*	552	1,579
SP Plus Corp.*	50	1,566
Morphic Holding, Inc.*	55	1,556
Forma Therapeutics Holdings, Inc.*	78	1,556
Deluxe Corp.	93	1,548
Heska Corp.*	21	1,531
Coherus Biosciences, Inc.*	158	1,518
Hanger, Inc.*	81	1,516
Aerie Pharmaceuticals, Inc.*	100	1,513
Fresh Del Monte Produce, Inc.	65	1,511
Anavex Life Sciences Corp.*	146	1,507
Perdoceo Education Corp.*	146	1,504
Replimune Group, Inc.*	87	1,502
Rocket Pharmaceuticals, Inc.*	94	1,500
Reata Pharmaceuticals, Inc. — Class A*	59	1,483
John B Sanfilippo & Son, Inc.	19	1,439
Arcutis Biotherapeutics, Inc.*	75	1,433
OrthoPediatrics Corp.*	31	1,430
Accolade, Inc.*	125	1,428
CinCor Pharma, Inc.*	43	1,411
Theravance Biopharma, Inc.*	138	1,399
Clover Health Investments Corp.*	818	1,391
Viad Corp.*	44	1,390
Keros Therapeutics, Inc.*	36	1,354
RAPT Therapeutics, Inc.*	56	1,347
USANA Health Sciences, Inc.*	24	1,345
Vivint Smart Home, Inc.*	204	1,342
Butterfly Network, Inc.*	285	1,339
TrueBlue, Inc.*	70	1,336
Cerus Corp.*	370	1,332
CRA International, Inc.	15	1,331
Castle Biosciences, Inc.*	51	1,330
Repay Holdings Corp.*	188	1,327
Alphatec Holdings, Inc.*	151	1,320
Senseonics Holdings, Inc.*	982	1,296
Quanex Building Products Corp.	71	1,289
Sorrento Therapeutics, Inc.*	815	1,280
NanoString Technologies, Inc.*	100	1,277
Mersana Therapeutics, Inc.*	188	1,271
Oscar Health, Inc. — Class A*	253	1,262
Sangamo Therapeutics, Inc.*	257	1,259
Alector, Inc.*	133	1,258
SI-BONE, Inc.*	72	1,257
Nektar Therapeutics*	389	1,245
Mission Produce, Inc.*	86	1,244
Nurix Therapeutics, Inc.*	95	1,238
DICE Therapeutics, Inc.*	61	1,237
National Research Corp. — Class A	31	1,234
Point Biopharma Global, Inc.*	159	1,229
Resources Connection, Inc.	68	1,229
Franklin Covey Co.*	27	1,226
Caribou Biosciences, Inc.*	116	1,224
Design Therapeutics, Inc.*	73	1,221
Pulmonx Corp.*	73	1,216
MaxCyte, Inc.*	187	1,215
Invitae Corp.*	494	1,215
Inogen, Inc.*	49	1,190
Agenus, Inc.*	579	1,187
Arcellx, Inc.*	63	1,183
Cardiovascular Systems, Inc.*	85	1,178
Vanda Pharmaceuticals, Inc.*	119	1,176
Calavo Growers, Inc.	37	1,175
Barrett Business Services, Inc.	15	1,170
Collegium Pharmaceutical, Inc.*	73	1,169
2seventy bio, Inc.*	80	1,164
CTI BioPharma Corp.*	199	1,158
ViewRay, Inc.*	317	1,154
Artivion, Inc.*	83	1,149
Paya Holdings, Inc.*	188	1,149
Sana Biotechnology, Inc.*	191	1,146
Bionano Genomics, Inc.*	626	1,146
Duckhorn Portfolio, Inc.*	79	1,140
Y-mAbs Therapeutics, Inc.*	79	1,139
Transcat, Inc.*	15	1,135
Ideaya Biosciences, Inc.*	76	1,134
Inhibrx, Inc.*	63	1,131
Viridian Therapeutics, Inc.*	55	1,128
NGM Biopharmaceuticals, Inc.*	84	1,099
Tootsie Roll Industries, Inc.	33	1,098
AnaptysBio, Inc.*	43	1,097
Heidrick & Struggles International, Inc.	42	1,092
Ennis, Inc.	54	1,087
Erasca, Inc.*	139	1,084
SIGA Technologies, Inc.	101	1,040
Axogen, Inc.*	87	1,037
Nano-X Imaging Ltd.*	90	1,032
Hackett Group, Inc.	58	1,028
LifeStance Health Group, Inc.*	155	1,026
Kelly Services, Inc. — Class A	75	1,019
Cass Information Systems, Inc.	29	1,006
Benson Hill, Inc.*	367	1,005
Day One Biopharmaceuticals, Inc.*	50	1,001
Paysafe Ltd.*	725	1,000
2U, Inc.*	160	1,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ACCO Brands Corp.	203	$995
Seres Therapeutics, Inc.*	151	969
Bluebird Bio, Inc.*	153	968
ADMA Biologics, Inc.*	398	967
iTeos Therapeutics, Inc.*	50	952
I3 Verticals, Inc. — Class A*	47	941
PMV Pharmaceuticals, Inc.*	79	940
Atea Pharmaceuticals, Inc.*	164	933
Carriage Services, Inc. — Class A	29	933
Heron Therapeutics, Inc.*	221	933
SomaLogic, Inc.*	321	931
Cimpress plc*	38	930
Nkarta, Inc.*	70	921
CareMax, Inc.*	128	908
Esperion Therapeutics, Inc.*	135	904
Sterling Check Corp.*	51	900
Cara Therapeutics, Inc.*	96	899
Karyopharm Therapeutics, Inc.*	163	890
V2X, Inc.*	25	885
Surmodics, Inc.*	29	882
ImmunityBio, Inc.*,1	175	870
ANI Pharmaceuticals, Inc.*	27	868
Adicet Bio, Inc.*	61	867
Forrester Research, Inc.*	24	864
Dyne Therapeutics, Inc.*	68	864
Kezar Life Sciences, Inc.*	100	861
Kiniksa Pharmaceuticals Ltd. — Class A*	67	860
Seer, Inc.*	111	859
Arlo Technologies, Inc.*	182	844
Agiliti, Inc.*	59	844
Imago Biosciences, Inc.*	56	843
Protagonist Therapeutics, Inc.*	99	835
European Wax Center, Inc. — Class A	45	830
Cullinan Oncology, Inc.*	64	820
Ocugen, Inc.*	459	817
Inovio Pharmaceuticals, Inc.*	471	812
Quanterix Corp.*	73	804
Orthofix Medical, Inc.*	42	803
C4 Therapeutics, Inc.*	90	789
Vital Farms, Inc.*	64	766
Central Garden & Pet Co.*	21	757
KalVista Pharmaceuticals, Inc.*	52	755
BrightView Holdings, Inc.*	95	754
Kinnate Biopharma, Inc.*	63	753
Custom Truck One Source, Inc.*	128	746
Atara Biotherapeutics, Inc.*	197	745
Tricida, Inc.*	71	744
Arcturus Therapeutics Holdings, Inc.*	50	741
Anika Therapeutics, Inc.*	31	738
Intercept Pharmaceuticals, Inc.*	52	725
Instil Bio, Inc.*	149	721
Albireo Pharma, Inc.*	37	716
Mirum Pharmaceuticals, Inc.*	34	714
Aura Biosciences, Inc.*	39	707
Turning Point Brands, Inc.	33	701
Nuvalent, Inc. — Class A*	36	700
Cue Health, Inc.*	231	695
MiMedx Group, Inc.*	242	695
Ocular Therapeutix, Inc.*	165	685
Vita Coco Company, Inc.*	60	683
Tarsus Pharmaceuticals, Inc.*	39	668
Eiger BioPharmaceuticals, Inc.*	88	663
Tejon Ranch Co.*	45	648
Vera Therapeutics, Inc.*	30	639
Aaron’s Company, Inc.	65	632
Edgewise Therapeutics, Inc.*	64	630
Affimed N.V.*	305	628
Inotiv, Inc.*	37	623
Stoke Therapeutics, Inc.*	48	616
Evolus, Inc.*	76	612
Core Scientific, Inc.*	469	610
Seneca Foods Corp. — Class A*	12	605
Utah Medical Products, Inc.	7	597
OraSure Technologies, Inc.*	157	595
Fulcrum Therapeutics, Inc.*	73	591
Phibro Animal Health Corp. — Class A	44	585
Pennant Group, Inc.*	56	583
Eagle Pharmaceuticals, Inc.*	22	581
Vaxart, Inc.*	265	578
Community Health Systems, Inc.*	268	576
Nuvation Bio, Inc.*	250	560
Liquidia Corp.*	102	555
Kodiak Sciences, Inc.*	71	550
MeiraGTx Holdings plc*	65	547
ShotSpotter, Inc.*	19	546
Phathom Pharmaceuticals, Inc.*	49	543
Provention Bio, Inc.*	120	540
Quantum-Si, Inc.*	196	539
Generation Bio Co.*	100	531
Allovir, Inc.*	67	529
RxSight, Inc.*	44	528
Tattooed Chef, Inc.*	105	523
Sutro Biopharma, Inc.*	94	522
4D Molecular Therapeutics, Inc.*	64	515
Janux Therapeutics, Inc.*	37	501
Monte Rosa Therapeutics, Inc.*	61	498
Landec Corp.*	56	498
Alta Equipment Group, Inc.	45	495
Rallybio Corp.*	34	492
Honest Company, Inc.*	139	487
Organogenesis Holdings, Inc.*	150	486
Bioxcel Therapeutics, Inc.*	41	485
Immunovant, Inc.*	86	480
HilleVax, Inc.*	28	479
IGM Biosciences, Inc.*	21	478
Bioventus, Inc. — Class A*	68	476
Joint Corp.*	30	471
Precigen, Inc.*	216	458
WW International, Inc.*	116	456
iRadimed Corp.	15	451
Amneal Pharmaceuticals, Inc.*	221	446
MacroGenics, Inc.*	129	446

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Zimvie, Inc.*	45	$444
Arbutus Biopharma Corp.*	232	443
Xeris Biopharma Holdings, Inc.*	284	443
EyePoint Pharmaceuticals, Inc.*	56	443
ALX Oncology Holdings, Inc.*	46	440
Aadi Bioscience, Inc.*	31	438
Rigel Pharmaceuticals, Inc.*	370	437
Zynex, Inc.	48	435
Bright Health Group, Inc.*	414	435
SeaSpine Holdings Corp.*	76	432
Century Therapeutics, Inc.*	43	425
BRC, Inc. — Class A*	55	425
PetIQ, Inc.*	59	407
Akoya Biosciences, Inc.*	34	399
Vicarious Surgical, Inc.*,1	117	392
Universal Technical Institute, Inc.*	69	375
Lexicon Pharmaceuticals, Inc.*	156	374
Willdan Group, Inc.*	25	370
Foghorn Therapeutics, Inc.*	43	369
Alico, Inc.	13	367
American Public Education, Inc.*	40	366
Tango Therapeutics, Inc.*	100	362
Information Services Group, Inc.	76	362
Absci Corp.*	113	354
Chimerix, Inc.*	181	349
Village Super Market, Inc. — Class A	18	348
Invivyd, Inc.*	110	344
Berkeley Lights, Inc.*	120	343
Whole Earth Brands, Inc.*	87	334
Aerovate Therapeutics, Inc.*	20	332
Tactile Systems Technology, Inc.*	42	327
PFSweb, Inc.*	35	326
22nd Century Group, Inc.*	347	322
Outlook Therapeutics, Inc.*	254	310
Distribution Solutions Group, Inc.*	11	310
HF Foods Group, Inc.*	78	302
AppHarvest, Inc.*	153	301
Singular Genomics Systems, Inc.*	120	300
Sema4 Holdings Corp.*	339	297
VBI Vaccines, Inc.*	413	291
Kronos Bio, Inc.*	87	291
Spire Global, Inc.*	268	289
Bakkt Holdings, Inc.*	122	278
Moneylion, Inc.*	310	277
P3 Health Partners, Inc.*	55	254
Tyra Biosciences, Inc.*	28	246
Innovage Holding Corp.*	41	241
Nature’s Sunshine Products, Inc.*	29	239
Alpine Immune Sciences, Inc.*	33	238
Beachbody Company, Inc.*	224	226
Rent the Runway, Inc. — Class A*	100	220
Athira Pharma, Inc.*	73	217
Nautilus Biotechnology, Inc.*	102	216
Natural Grocers by Vitamin Cottage, Inc.	20	216
Science 37 Holdings, Inc.*	133	214
Jounce Therapeutics, Inc.*	90	211
Theseus Pharmaceuticals, Inc.*	36	209
StoneMor, Inc.*	59	202
Quad/Graphics, Inc.*	75	192
Vintage Wine Estates, Inc.*	69	191
Oncology Institute, Inc.*	40	185
Praxis Precision Medicines, Inc.*	81	184
Tenaya Therapeutics, Inc.*	60	174
AN2 Therapeutics, Inc.*	10	174
AirSculpt Technologies, Inc.	27	174
Priority Technology Holdings, Inc.*	38	171
PepGen, Inc.*	18	163
ATI Physical Therapy, Inc.*	160	160
Icosavax, Inc.*	48	152
Aveanna Healthcare Holdings, Inc.*	95	143
Thorne HealthTech, Inc.*	29	137
Bird Global, Inc. — Class A*	368	130
Talaris Therapeutics, Inc.*	48	126
Humacyte, Inc.*	38	124
Local Bounti Corp.*	40	114
Pardes Biosciences, Inc.*	61	113
Babylon Holdings Ltd. — Class A*	233	110
Cipher Mining, Inc.*	84	106
CompoSecure, Inc.*	17	85
MarketWise, Inc.*	36	82
Celularity, Inc.*	33	76
Enochian Biosciences, Inc.*	42	76
GreenLight Biosciences Holdings PBC*	30	70
VistaGen Therapeutics, Inc.*	417	63
Greenidge Generation Holdings, Inc.*	27	54
Wejo Group Ltd.*	49	53
Alpha Teknova, Inc.*	13	43
Owlet, Inc.*	35	37
Boxed, Inc.*	25	23
Gelesis Holdings, Inc.*	21	23
Tenon Medical, Inc.*	7	9
Leafly Holdings, Inc.*	9	6
Total Consumer, Non-cyclical		1,192,161

Financial - 15.8%
SouthState Corp.	161	12,738
Kinsale Capital Group, Inc.	46	11,749
Glacier Bancorp, Inc.	238	11,693
First Financial Bankshares, Inc.	279	11,671
Agree Realty Corp. REIT	169	11,421
STAG Industrial, Inc. REIT	387	11,002
Selective Insurance Group, Inc.	128	10,419
Old National Bancorp	629	10,360
Valley National Bancorp	924	9,979
United Bankshares, Inc.	279	9,974
Cadence Bank	388	9,859
Home BancShares, Inc.	408	9,184
ServisFirst Bancshares, Inc.	108	8,640
RLI Corp.	84	8,600
Blackstone Mortgage Trust, Inc. — Class A REIT	365	8,519
Hancock Whitney Corp.	185	8,475
Ryman Hospitality Properties, Inc. REIT	115	8,463

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Terreno Realty Corp. REIT	159	$8,425
Houlihan Lokey, Inc.	107	8,066
Kite Realty Group Trust REIT	467	8,042
Independence Realty Trust, Inc. REIT	475	7,947
UMB Financial Corp.	94	7,923
Essent Group Ltd.	226	7,881
First Interstate BancSystem, Inc. — Class A	195	7,868
United Community Banks, Inc.	228	7,547
Independent Bank Corp.	98	7,304
Physicians Realty Trust REIT	482	7,249
CVB Financial Corp.	285	7,216
PotlatchDeltic Corp. REIT	170	6,977
Phillips Edison & Company, Inc. REIT	245	6,872
Community Bank System, Inc.	114	6,849
Radian Group, Inc.	346	6,674
Eastern Bankshares, Inc.	333	6,540
Sabra Health Care REIT, Inc.	495	6,494
Apple Hospitality REIT, Inc.	461	6,482
Associated Banc-Corp.	320	6,426
Ameris Bancorp	142	6,349
Texas Capital Bancshares, Inc.*	107	6,316
WSFS Financial Corp.	135	6,272
Pacific Premier Bancorp, Inc.	201	6,223
Mr Cooper Group, Inc.*	150	6,075
Federated Hermes, Inc. — Class B	182	6,028
Cathay General Bancorp	154	5,923
Essential Properties Realty Trust, Inc. REIT	300	5,835
American Equity Investment Life Holding Co.	155	5,780
Simmons First National Corp. — Class A	263	5,731
BankUnited, Inc.	166	5,672
Corporate Office Properties Trust REIT	242	5,622
Equity Commonwealth REIT	228	5,554
Broadstone Net Lease, Inc. REIT	357	5,544
Walker & Dunlop, Inc.	66	5,526
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	183	5,477
First BanCorp	396	5,417
LXP Industrial Trust REIT	590	5,404
Innovative Industrial Properties, Inc. REIT	60	5,310
Fulton Financial Corp.	336	5,309
National Health Investors, Inc. REIT	92	5,201
Silvergate Capital Corp. — Class A*	67	5,048
Trupanion, Inc.*	84	4,992
Atlantic Union Bankshares Corp.	161	4,891
International Bancshares Corp.	115	4,887
Columbia Banking System, Inc.	169	4,882
Outfront Media, Inc. REIT	314	4,770
First Merchants Corp.	123	4,758
Independent Bank Group, Inc.	76	4,666
Moelis & Co. — Class A	136	4,598
Hamilton Lane, Inc. — Class A	76	4,530
Jackson Financial, Inc. — Class A	162	4,495
SITE Centers Corp. REIT	418	4,477
CNO Financial Group, Inc.	243	4,367
McGrath RentCorp	52	4,361
Palomar Holdings, Inc.*	52	4,353
Banner Corp.	73	4,313
Sunstone Hotel Investors, Inc. REIT	453	4,267
First Financial Bancorp	200	4,216
Axos Financial, Inc.*	123	4,210
WesBanco, Inc.	125	4,171
Washington Federal, Inc.	139	4,167
Four Corners Property Trust, Inc. REIT	172	4,161
Stock Yards Bancorp, Inc.	61	4,149
Enstar Group Ltd.*	24	4,070
Arbor Realty Trust, Inc. REIT	353	4,059
Pebblebrook Hotel Trust REIT	279	4,048
Trustmark Corp.	131	4,012
Seacoast Banking Corporation of Florida	130	3,930
Kennedy-Wilson Holdings, Inc.	253	3,911
Focus Financial Partners, Inc. — Class A*	124	3,907
Cushman & Wakefield plc*	341	3,905
TowneBank	144	3,863
Lakeland Financial Corp.	53	3,859
Park National Corp.	31	3,859
Heartland Financial USA, Inc.	88	3,816
Piper Sandler Cos.	36	3,771
BancFirst Corp.	42	3,758
Genworth Financial, Inc. — Class A*	1,073	3,755
CareTrust REIT, Inc.	207	3,749
Flagstar Bancorp, Inc.	112	3,741
NMI Holdings, Inc. — Class A*	181	3,687
Macerich Co. REIT	462	3,668
Renasant Corp.	117	3,660
Retail Opportunity Investments Corp. REIT	259	3,564
Uniti Group, Inc. REIT	509	3,537
Northwest Bancshares, Inc.	261	3,526
Navient Corp.	238	3,496
Artisan Partners Asset Management, Inc. — Class A	129	3,474
Bank of NT Butterfield & Son Ltd.	107	3,473
RLJ Lodging Trust REIT	343	3,471
NBT Bancorp, Inc.	90	3,415
PJT Partners, Inc. — Class A	51	3,408
Cohen & Steers, Inc.	54	3,382
DiamondRock Hospitality Co. REIT	450	3,379
Xenia Hotels & Resorts, Inc. REIT	245	3,378
Bread Financial Holdings, Inc.	107	3,365
Sandy Spring Bancorp, Inc.	95	3,350
Enterprise Financial Services Corp.	76	3,347
BRP Group, Inc. — Class A*	125	3,294
Washington Real Estate Investment Trust REIT	187	3,284
Urban Edge Properties REIT	245	3,268
Hope Bancorp, Inc.	249	3,147
Horace Mann Educators Corp.	89	3,141
Cannae Holdings, Inc.*	152	3,140
LTC Properties, Inc. REIT	83	3,108
InvenTrust Properties Corp. REIT	145	3,093
Easterly Government Properties, Inc. REIT	195	3,075
StoneX Group, Inc.*	37	3,069

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Eagle Bancorp, Inc.	68	$3,048
Provident Financial Services, Inc.	156	3,042
TriCo Bancshares	68	3,036
Veritex Holdings, Inc.	113	3,005
FB Financial Corp.	78	2,980
Tanger Factory Outlet Centers, Inc. REIT	217	2,969
Westamerica BanCorp	56	2,928
City Holding Co.	32	2,838
Piedmont Office Realty Trust, Inc. — Class A REIT	264	2,788
First Bancorp	76	2,780
Triumph Bancorp, Inc.*	51	2,772
StepStone Group, Inc. — Class A	113	2,770
Flywire Corp.*	119	2,732
American Assets Trust, Inc. REIT	106	2,726
PRA Group, Inc.*	82	2,695
Hilltop Holdings, Inc.	107	2,659
Bancorp, Inc.*	119	2,616
Chimera Investment Corp. REIT	497	2,594
PennyMac Financial Services, Inc.	60	2,574
Alexander & Baldwin, Inc. REIT	155	2,570
First Commonwealth Financial Corp.	200	2,568
Berkshire Hills Bancorp, Inc.	94	2,566
OFG Bancorp	102	2,563
Stewart Information Services Corp.	58	2,531
Safety Insurance Group, Inc.	31	2,528
Acadia Realty Trust REIT	200	2,524
Apollo Commercial Real Estate Finance, Inc. REIT	302	2,507
Paramount Group, Inc. REIT	400	2,492
S&T Bancorp, Inc.	84	2,462
Two Harbors Investment Corp. REIT	741	2,460
Brandywine Realty Trust REIT	364	2,457
Nelnet, Inc. — Class A	31	2,455
Newmark Group, Inc. — Class A	303	2,442
First Busey Corp.	111	2,440
Getty Realty Corp. REIT	90	2,420
LendingClub Corp.*	217	2,398
Virtus Investment Partners, Inc.	15	2,393
Global Net Lease, Inc. REIT	223	2,375
St. Joe Co.	74	2,370
Compass Diversified Holdings	130	2,348
Apartment Investment and Management Co. — Class A REIT	321	2,343
Southside Bancshares, Inc.	66	2,334
National Bank Holdings Corp. — Class A	63	2,330
PennyMac Mortgage Investment Trust REIT	197	2,321
Encore Capital Group, Inc.*	51	2,319
Capitol Federal Financial, Inc.	279	2,316
NETSTREIT Corp. REIT	130	2,315
Claros Mortgage Trust, Inc.	197	2,313
OceanFirst Financial Corp.	124	2,311
NexPoint Residential Trust, Inc. REIT	49	2,264
ProAssurance Corp.	116	2,263
Centerspace REIT	33	2,222
Ladder Capital Corp. — Class A REIT	244	2,186
Tompkins Financial Corp.	30	2,179
Cowen, Inc. — Class A	56	2,164
BGC Partners, Inc. — Class A	685	2,151
Live Oak Bancshares, Inc.	70	2,142
Lakeland Bancorp, Inc.	133	2,129
Lemonade, Inc.*	100	2,118
German American Bancorp, Inc.	59	2,107
Veris Residential, Inc. REIT*	185	2,103
Dime Community Bancshares, Inc.	70	2,050
Pathward Financial, Inc.	62	2,043
Employers Holdings, Inc.	59	2,035
First Foundation, Inc.	110	1,995
Enova International, Inc.*	68	1,990
Farmer Mac — Class C	20	1,983
B Riley Financial, Inc.	44	1,959
Heritage Financial Corp.	74	1,959
Blucora, Inc.*	101	1,953
Premier Financial Corp.	76	1,953
Franklin BSP Realty Trust, Inc. REIT[1]	181	1,949
Anywhere Real Estate, Inc.*	240	1,946
Customers Bancorp, Inc.*	66	1,946
Empire State Realty Trust, Inc. — Class A REIT	296	1,942
AMERISAFE, Inc.	41	1,916
New York Mortgage Trust, Inc. REIT	815	1,907
Brookline Bancorp, Inc.	163	1,899
Preferred Bank/Los Angeles CA	29	1,892
Origin Bancorp, Inc.	48	1,847
ConnectOne Bancorp, Inc.	80	1,845
Nicolet Bankshares, Inc.*	26	1,831
Service Properties Trust REIT	352	1,827
Banc of California, Inc.	113	1,805
KKR Real Estate Finance Trust, Inc. REIT	111	1,804
James River Group Holdings Ltd.	79	1,802
Allegiance Bancshares, Inc.	42	1,748
Marcus & Millichap, Inc.	53	1,737
Peoples Bancorp, Inc.	60	1,736
QCR Holdings, Inc.	34	1,732
Washington Trust Bancorp, Inc.	37	1,720
UMH Properties, Inc. REIT	106	1,712
MFA Financial, Inc. REIT	220	1,712
Necessity Retail REIT, Inc.	287	1,688
Community Healthcare Trust, Inc. REIT	51	1,670
eXp World Holdings, Inc.	147	1,648
Bluerock Residential Growth REIT, Inc.	61	1,632
1st Source Corp.	35	1,620
Mercury General Corp.	57	1,620
Ready Capital Corp. REIT	159	1,612
International Money Express, Inc.*	70	1,595
Columbia Financial, Inc.*	74	1,564
Horizon Bancorp, Inc.	86	1,545
Hanmi Financial Corp.	65	1,539
Summit Hotel Properties, Inc. REIT	225	1,512
Radius Global Infrastructure, Inc. — Class A*	160	1,507
Armada Hoffler Properties, Inc. REIT	144	1,495

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Amerant Bancorp, Inc.	60	$1,490
Redwood Trust, Inc. REIT	258	1,481
Univest Financial Corp.	63	1,479
Goosehead Insurance, Inc. — Class A*	41	1,461
CBL & Associates Properties, Inc. REIT	57	1,460
Office Properties Income Trust REIT	103	1,447
Heritage Commerce Corp.	126	1,429
Broadmark Realty Capital, Inc. REIT	279	1,426
Enact Holdings, Inc.	64	1,419
Metropolitan Bank Holding Corp.*	22	1,416
Kearny Financial Corp.	133	1,412
Ellington Financial, Inc. REIT	122	1,387
Community Trust Bancorp, Inc.	34	1,379
WisdomTree Investments, Inc.	292	1,367
Plymouth Industrial REIT, Inc.	81	1,362
RPT Realty REIT	179	1,353
Northfield Bancorp, Inc.	94	1,345
United Fire Group, Inc.	46	1,322
Camden National Corp.	31	1,321
HarborOne Bancorp, Inc.	98	1,315
iStar, Inc. REIT	142	1,315
Redfin Corp.*	225	1,314
Argo Group International Holdings Ltd.	68	1,310
Compass, Inc. — Class A*	559	1,297
BrightSpire Capital, Inc. REIT	204	1,287
CrossFirst Bankshares, Inc.*	98	1,279
First Mid Bancshares, Inc.	40	1,279
Gladstone Commercial Corp. REIT	82	1,271
TrustCo Bank Corporation NY	40	1,257
First Bancshares, Inc.	42	1,255
Ambac Financial Group, Inc.*	98	1,249
Gladstone Land Corp. REIT	69	1,249
Peapack-Gladstone Financial Corp.	37	1,245
Safehold, Inc. REIT	47	1,244
Farmland Partners, Inc. REIT	98	1,242
Brookfield Business Corp. — Class A	56	1,238
Flushing Financial Corp.	62	1,201
Central Pacific Financial Corp.	58	1,200
Great Southern Bancorp, Inc.	21	1,198
Cambridge Bancorp	15	1,196
Old Second Bancorp, Inc.	91	1,188
Universal Health Realty Income Trust REIT	27	1,167
Stellar Bancorp, Inc.	39	1,141
First Financial Corp.	25	1,130
First Community Bankshares, Inc.	35	1,121
Global Medical REIT, Inc.	131	1,116
HomeStreet, Inc.	38	1,095
Byline Bancorp, Inc.	53	1,073
ARMOUR Residential REIT, Inc.	220	1,071
Bank First Corp.	14	1,071
Orion Office REIT, Inc.	122	1,067
Midland States Bancorp, Inc.	45	1,061
Alexander’s, Inc. REIT	5	1,045
TPG RE Finance Trust, Inc. REIT	148	1,036
Brightsphere Investment Group, Inc.	69	1,029
Bank of Marin Bancorp	34	1,018
Chatham Lodging Trust REIT*	103	1,017
Ares Commercial Real Estate Corp. REIT	96	1,003
Urstadt Biddle Properties, Inc. — Class A REIT	64	993
Diamond Hill Investment Group, Inc.	6	990
Mercantile Bank Corp.	33	980
SiriusPoint Ltd.*	198	980
Equity Bancshares, Inc. — Class A	33	978
Business First Bancshares, Inc.	45	969
MBIA, Inc.*	103	948
Saul Centers, Inc. REIT	25	937
City Office REIT, Inc.	92	917
Dynex Capital, Inc. REIT	78	909
Capital City Bank Group, Inc.	29	902
Mid Penn Bancorp, Inc.	31	891
Farmers National Banc Corp.	67	877
Coastal Financial Corp.*	22	874
Southern Missouri Bancorp, Inc.	17	868
Arrow Financial Corp.	30	861
National Western Life Group, Inc. — Class A	5	854
Bar Harbor Bankshares	32	849
Whitestone REIT — Class B	100	846
AssetMark Financial Holdings, Inc.*	46	841
Carter Bankshares, Inc.*	52	837
First of Long Island Corp.	48	827
EZCORP, Inc. — Class A*	107	825
CNB Financial Corp.	35	825
Independent Bank Corp.	43	821
MidWestOne Financial Group, Inc.	30	819
Victory Capital Holdings, Inc. — Class A	35	816
SmartFinancial, Inc.	33	815
Capstar Financial Holdings, Inc.	44	815
Invesco Mortgage Capital, Inc. REIT	71	788
Metrocity Bankshares, Inc.	40	786
Merchants Bancorp	34	784
RMR Group, Inc. — Class A	33	782
World Acceptance Corp.*	8	775
Citizens & Northern Corp.	32	774
Financial Institutions, Inc.	32	770
Seritage Growth Properties REIT*	85	767
Five Star Bancorp	27	766
Industrial Logistics Properties Trust REIT	139	764
FRP Holdings, Inc.*	14	761
RE/MAX Holdings, Inc. — Class A	40	756
Hingham Institution For Savings The	3	753
Granite Point Mortgage Trust, Inc. REIT	115	741
One Liberty Properties, Inc. REIT	35	736
West BanCorp, Inc.	35	728
Republic Bancorp, Inc. — Class A	19	728
GCM Grosvenor, Inc. — Class A	92	726
Bridgewater Bancshares, Inc.*	44	725
Alerus Financial Corp.	32	707
American National Bankshares, Inc.	22	703
Peoples Financial Services Corp.	15	703

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Farmers & Merchants Bancorp Incorporated/Archbold OH	26	$699
Waterstone Financial, Inc.	43	695
HomeTrust Bancshares, Inc.	31	685
Amalgamated Financial Corp.	30	676
CTO Realty Growth, Inc. REIT	36	675
Southern First Bancshares, Inc.*	16	667
RBB Bancorp	32	665
Douglas Elliman, Inc.	162	664
Shore Bancshares, Inc.	38	658
Summit Financial Group, Inc.	24	647
Civista Bancshares, Inc.	31	644
First Internet Bancorp	19	643
Braemar Hotels & Resorts, Inc. REIT	147	632
Hippo Holdings, Inc.*	34	629
Blue Foundry Bancorp*	56	624
Home Bancorp, Inc.	16	624
Orchid Island Capital, Inc. REIT	76	623
Guaranty Bancshares, Inc.	18	623
MVB Financial Corp.	22	612
South Plains Financial, Inc.	22	606
Enterprise Bancorp, Inc.	20	598
John Marshall Bancorp, Inc.	24	589
Oppenheimer Holdings, Inc. — Class A	19	589
HCI Group, Inc.	15	588
Primis Financial Corp.	48	582
First Bancorp, Inc.	21	579
Indus Realty Trust, Inc. REIT	11	576
Sierra Bancorp	29	573
Esquire Financial Holdings, Inc.	15	563
Franklin Street Properties Corp. REIT	212	558
Postal Realty Trust, Inc. — Class A REIT	38	557
Perella Weinberg Partners	88	557
Universal Insurance Holdings, Inc.	56	552
Orrstown Financial Services, Inc.	23	550
First Business Financial Services, Inc.	17	549
Tiptree, Inc. — Class A	51	549
ACNB Corp.	18	541
Hersha Hospitality Trust — Class A REIT	67	535
LendingTree, Inc.*	22	525
BCB Bancorp, Inc.	31	522
AFC Gamma, Inc. REIT	34	520
Macatawa Bank Corp.	56	519
Northeast Bank	14	513
BRT Apartments Corp. REIT	25	508
Diversified Healthcare Trust REIT	510	505
Ashford Hospitality Trust, Inc. REIT*	74	504
FVCBankcorp, Inc.*	26	498
Sculptor Capital Management, Inc.	56	495
BayCom Corp.	28	492
NerdWallet, Inc. — Class A*	55	488
PCSB Financial Corp.	27	484
Third Coast Bancshares, Inc.*	27	462
Parke Bancorp, Inc.	22	461
Blue Ridge Bankshares, Inc.	36	458
Colony Bankcorp, Inc.	35	456
PCB Bancorp	25	452
First Bank/Hamilton NJ	33	451
Regional Management Corp.	16	449
Red River Bancshares, Inc.	9	445
Provident Bancorp, Inc.	31	444
Capital Bancorp, Inc.	19	439
Donegal Group, Inc. — Class A	32	432
Investors Title Co.	3	423
First Western Financial, Inc.*	17	419
Manning & Napier, Inc. — Class A	34	417
Greenlight Capital Re Ltd. — Class A*	56	417
Greene County Bancorp, Inc.	7	401
HBT Financial, Inc.	22	399
Unity Bancorp, Inc.	15	377
Luther Burbank Corp.	32	372
Bankwell Financial Group, Inc.	12	349
Silvercrest Asset Management Group, Inc. — Class A	21	343
Pzena Investment Management, Inc. — Class A	36	341
Legacy Housing Corp.*	19	326
Angel Oak Mortgage, Inc. REIT	26	312
Stratus Properties, Inc.	13	303
USCB Financial Holdings, Inc.*	23	302
Republic First Bancorp, Inc.*	104	294
First Guaranty Bancshares, Inc.	13	284
Oportun Financial Corp.*	60	262
Nexpoint Real Estate Finance, Inc. REIT	17	255
NI Holdings, Inc.*	18	240
Pioneer Bancorp, Inc.*	25	238
Atlanticus Holdings Corp.*	9	236
Sterling Bancorp, Inc.*	37	223
Chicago Atlantic Real Estate Finance, Inc.	15	216
Selectquote, Inc.*	287	210
Crawford & Co. — Class A	36	207
eHealth, Inc.*	52	203
Velocity Financial, Inc.*	18	195
Curo Group Holdings Corp.	47	188
Clipper Realty, Inc. REIT	26	181
Offerpad Solutions, Inc.*	146	177
GAMCO Investors, Inc. — Class A	10	171
Trean Insurance Group, Inc.*	48	163
Associated Capital Group, Inc. — Class A	4	147
Consumer Portfolio Services, Inc.*	20	145
SWK Holdings Corp.*	8	136
Doma Holdings, Inc.*	294	129
Root, Inc. — Class A*	16	126
Finance of America Companies, Inc. — Class A*	83	123
Transcontinental Realty Investors, Inc.*	3	121
OppFi, Inc.*	29	67
Sunlight Financial Holdings, Inc.*	52	64
American Realty Investors, Inc.*	3	48
Applied Blockchain, Inc.*	17	29
Cryptyde, Inc.*	39	27

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Home Point Capital, Inc.	17	$26
Total Financial		1,090,973

Industrial - 8.9%
Chart Industries, Inc.*	78	14,379
RBC Bearings, Inc.*	61	12,676
EMCOR Group, Inc.	105	12,125
Saia, Inc.*	57	10,830
Exponent, Inc.	109	9,556
UFP Industries, Inc.	128	9,236
Novanta, Inc.*	76	8,789
Applied Industrial Technologies, Inc.	82	8,428
Evoqua Water Technologies Corp.*	252	8,334
Casella Waste Systems, Inc. — Class A*	107	8,174
Franklin Electric Company, Inc.	99	8,089
Fluor Corp.*	305	7,591
Fabrinet*	79	7,540
Bloom Energy Corp. — Class A*	377	7,536
Watts Water Technologies, Inc. — Class A	59	7,418
Comfort Systems USA, Inc.	76	7,397
Simpson Manufacturing Company, Inc.	93	7,291
Mueller Industries, Inc.	120	7,133
Atkore International Group, Inc.*	88	6,847
Aerojet Rocketdyne Holdings, Inc.*	170	6,798
Zurn Elkay Water Solutions Corp.	266	6,517
GATX Corp.	76	6,472
Advanced Energy Industries, Inc.	81	6,270
Summit Materials, Inc. — Class A*	254	6,086
Arcosa, Inc.	104	5,947
Dycom Industries, Inc.*	62	5,923
John Bean Technologies Corp.	68	5,848
Badger Meter, Inc.	63	5,821
Atlas Air Worldwide Holdings, Inc.*	60	5,734
Sanmina Corp.*	122	5,622
Belden, Inc.	92	5,522
Hillenbrand, Inc.	148	5,435
Golar LNG Ltd.*	216	5,383
Albany International Corp. — Class A	67	5,282
Forward Air Corp.	58	5,235
SPX Technologies, Inc.*	94	5,191
Plexus Corp.*	59	5,166
Werner Enterprises, Inc.	135	5,076
AAON, Inc.	94	5,065
EnerSys	87	5,061
Boise Cascade Co.	85	5,054
Vishay Intertechnology, Inc.	284	5,052
Matson, Inc.	82	5,045
Hub Group, Inc. — Class A*	72	4,967
Cactus, Inc. — Class A	126	4,842
Federal Signal Corp.	128	4,777
Altra Industrial Motion Corp.	139	4,673
Encore Wire Corp.	39	4,506
AeroVironment, Inc.*	53	4,418
Scorpio Tankers, Inc.	104	4,372
O-I Glass, Inc.*	334	4,325
Moog, Inc. — Class A	61	4,291
Enovix Corp.*	233	4,272
Terex Corp.	143	4,253
Kadant, Inc.	25	4,170
Brady Corp. — Class A	98	4,090
Xometry, Inc. — Class A*	72	4,089
Itron, Inc.*	97	4,085
ESCO Technologies, Inc.	55	4,039
EnPro Industries, Inc.	45	3,824
ArcBest Corp.	52	3,782
Trinity Industries, Inc.	176	3,758
International Seaways, Inc.	106	3,724
CSW Industrials, Inc.	31	3,714
Kennametal, Inc.	177	3,643
Frontdoor, Inc.*	177	3,609
Energizer Holdings, Inc.	143	3,595
NV5 Global, Inc.*	29	3,591
Helios Technologies, Inc.	70	3,542
Materion Corp.	44	3,520
Lindsay Corp.	24	3,439
Mueller Water Products, Inc. — Class A	334	3,430
Masonite International Corp.*	48	3,422
Greif, Inc. — Class A	55	3,276
Air Transport Services Group, Inc.*	127	3,059
Barnes Group, Inc.	105	3,032
MYR Group, Inc.*	35	2,966
Griffon Corp.	99	2,922
Frontline Ltd.	267	2,918
TTM Technologies, Inc.*	217	2,860
CTS Corp.	68	2,832
Gibraltar Industries, Inc.*	68	2,783
Vicor Corp.*	47	2,780
Kratos Defense & Security Solutions, Inc.*	265	2,692
Alamo Group, Inc.	22	2,690
PGT Innovations, Inc.*	126	2,641
AAR Corp.*	73	2,615
Energy Recovery, Inc.*	120	2,609
Worthington Industries, Inc.	68	2,594
OSI Systems, Inc.*	35	2,522
Marten Transport Ltd.	126	2,414
Granite Construction, Inc.	95	2,412
Knowles Corp.*	192	2,337
Joby Aviation, Inc.*,1	538	2,330
CryoPort, Inc.*	95	2,314
TriMas Corp.	91	2,281
Tennant Co.	40	2,262
Construction Partners, Inc. — Class A*	86	2,256
SFL Corporation Ltd.	246	2,241
Enerpac Tool Group Corp.	125	2,229
DHT Holdings, Inc.	293	2,215
Mirion Technologies, Inc.*	294	2,196
Hillman Solutions Corp.*	289	2,179
Proto Labs, Inc.*	59	2,149
Standex International Corp.	26	2,123
Montrose Environmental Group, Inc.*	59	1,985
Golden Ocean Group Ltd.	263	1,965
AZZ, Inc.	53	1,935
FLEX LNG Ltd.	61	1,932

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Sturm Ruger & Company, Inc.	37	$1,879
Rocket Lab USA, Inc.*	457	1,860
Benchmark Electronics, Inc.	75	1,858
Primoris Services Corp.	114	1,852
PureCycle Technologies, Inc.*	228	1,840
Apogee Enterprises, Inc.	48	1,834
Napco Security Technologies, Inc.*	63	1,832
GrafTech International Ltd.	421	1,814
Kaman Corp.	60	1,676
Greenbrier Companies, Inc.	68	1,650
JELD-WEN Holding, Inc.*	185	1,619
Columbus McKinnon Corp.	60	1,570
Janus International Group, Inc.*	175	1,561
Mesa Laboratories, Inc.	11	1,549
American Woodmark Corp.*	35	1,535
Astec Industries, Inc.	49	1,528
Li-Cycle Holdings Corp.*	284	1,511
TimkenSteel Corp.*	99	1,484
Matthews International Corp. — Class A	66	1,479
Ichor Holdings Ltd.*	60	1,453
Heartland Express, Inc.	100	1,431
Blink Charging Co.*	79	1,400
Modine Manufacturing Co.*	107	1,385
GoPro, Inc. — Class A*	280	1,380
Sterling Infrastructure, Inc.*	63	1,353
Teekay Tankers Ltd. — Class A*	49	1,349
Chase Corp.	16	1,337
UFP Technologies, Inc.*	15	1,288
Myers Industries, Inc.	78	1,285
MicroVision, Inc.*	355	1,282
Eagle Bulk Shipping, Inc.	29	1,252
Triumph Group, Inc.*	137	1,177
Gorman-Rupp Co.	49	1,166
Thermon Group Holdings, Inc.*	71	1,094
Nordic American Tankers Ltd.	408	1,089
FARO Technologies, Inc.*	39	1,070
Great Lakes Dredge & Dock Corp.*	140	1,061
Insteel Industries, Inc.	40	1,061
Costamare, Inc.	115	1,029
Smith & Wesson Brands, Inc.	97	1,006
Heritage-Crystal Clean, Inc.*	34	1,005
Genco Shipping & Trading Ltd.	79	990
LSB Industries, Inc.*	68	969
Argan, Inc.	30	965
Ducommun, Inc.*	24	952
Stoneridge, Inc.*	56	949
Centrus Energy Corp. — Class A*	23	942
Ryerson Holding Corp.	36	927
Haynes International, Inc.	26	913
Dorian LPG Ltd.	66	896
nLight, Inc.*	94	888
Kimball Electronics, Inc.*	51	875
Luxfer Holdings plc	60	870
Cadre Holdings, Inc.	35	842
Babcock & Wilcox Enterprises, Inc.*	128	817
Pactiv Evergreen, Inc.	93	812
CyberOptics Corp.*	15	807
Allied Motion Technologies, Inc.	28	801
Vishay Precision Group, Inc.*	27	799
NuScale Power Corp.*	67	783
DXP Enterprises, Inc.*	33	781
908 Devices, Inc.*	47	773
Greif, Inc. — Class B	12	730
National Presto Industries, Inc.	11	716
ESS Tech, Inc.*	173	708
Archer Aviation, Inc. — Class A*	267	697
Ardmore Shipping Corp.*	75	685
CIRCOR International, Inc.*	40	660
Omega Flex, Inc.	7	648
Covenant Logistics Group, Inc. — Class A	22	631
AerSale Corp.*	34	630
Harsco Corp.*	168	628
Northwest Pipe Co.*	21	590
Identiv, Inc.*	47	589
SmartRent, Inc.*	255	579
Manitowoc Company, Inc.*	74	573
Eastman Kodak Co.*	123	565
Comtech Telecommunications Corp.	55	551
AMMO, Inc.*	187	548
Tredegar Corp.	58	547
Teekay Corp.*	150	539
IES Holdings, Inc.*	19	525
Universal Logistics Holdings, Inc.	16	508
Tutor Perini Corp.*	90	497
Hyster-Yale Materials Handling, Inc.	23	495
Olympic Steel, Inc.	21	479
Daseke, Inc.*	87	471
Park Aerospace Corp.	42	464
Radiant Logistics, Inc.*	81	461
Caesarstone Ltd.	49	456
PAM Transportation Services, Inc.*	14	433
Astronics Corp.*	54	425
Powell Industries, Inc.	20	422
Charge Enterprises, Inc.*	232	408
Safe Bulkers, Inc.	157	388
Evolv Technologies Holdings, Inc.*	180	382
Sarcos Technology and Robotics Corp.*	163	362
Concrete Pumping Holdings, Inc.*	56	361
Pure Cycle Corp.*	42	351
Latham Group, Inc.*	94	337
Akoustis Technologies, Inc.*	111	330
View, Inc.*	240	322
Ranpak Holdings Corp.*	93	318
Sight Sciences, Inc.*	46	292
Atlas Technical Consultants, Inc.*	38	253
Transphorm, Inc.*	46	231
Turtle Beach Corp.*	33	225
Karat Packaging, Inc.*	12	192
Astra Space, Inc.*	308	188
Hydrofarm Holdings Group, Inc.*	94	182
Berkshire Grey, Inc.*	105	178
Momentus, Inc.*	117	160

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
NL Industries, Inc.	18	$139
Redwire Corp.*,1	41	98
AEye, Inc.*	57	63
Fathom Digital Manufacturing C*	22	45
Total Industrial		614,772

Consumer, Cyclical - 7.5%
Murphy USA, Inc.	46	12,646
Texas Roadhouse, Inc. — Class A	143	12,478
Crocs, Inc.*	130	8,926
Light & Wonder, Inc. — Class A*	202	8,662
Wingstop, Inc.	64	8,027
Academy Sports & Outdoors, Inc.	177	7,466
Fox Factory Holding Corp.*	91	7,196
Asbury Automotive Group, Inc.*	47	7,102
Visteon Corp.*	59	6,258
Hilton Grand Vacations, Inc.*	188	6,183
FirstCash Holdings, Inc.	83	6,088
Goodyear Tire & Rubber Co.*	602	6,074
Skyline Champion Corp.*	114	6,027
Beacon Roofing Supply, Inc.*	110	6,019
Resideo Technologies, Inc.*	310	5,909
Topgolf Callaway Brands Corp.*	300	5,778
Adient plc*	204	5,661
Signet Jewelers Ltd.	98	5,605
National Vision Holdings, Inc.*	168	5,485
Meritage Homes Corp.*	78	5,481
Taylor Morrison Home Corp. — Class A*	235	5,480
Foot Locker, Inc.	175	5,448
UniFirst Corp.	32	5,383
LCI Industries	53	5,377
Papa John’s International, Inc.	70	4,901
Group 1 Automotive, Inc.	33	4,715
Dorman Products, Inc.*	57	4,681
Cracker Barrel Old Country Store, Inc.	49	4,536
Steven Madden Ltd.	169	4,507
Spirit Airlines, Inc.*	234	4,404
KB Home	168	4,355
Installed Building Products, Inc.	51	4,130
SeaWorld Entertainment, Inc.*	90	4,096
Kontoor Brands, Inc.	119	4,000
Rush Enterprises, Inc. — Class A	91	3,991
Cavco Industries, Inc.*	19	3,909
Sonos, Inc.*	274	3,809
Luminar Technologies, Inc.*,1	512	3,730
GMS, Inc.*	93	3,721
Red Rock Resorts, Inc. — Class A	108	3,700
Boot Barn Holdings, Inc.*	63	3,683
Shake Shack, Inc. — Class A*	80	3,598
LGI Homes, Inc.*	44	3,580
Nu Skin Enterprises, Inc. — Class A	107	3,571
Gentherm, Inc.*	71	3,531
Winnebago Industries, Inc.	66	3,512
Bloomin’ Brands, Inc.	189	3,464
Sweetgreen, Inc. — Class A*	187	3,459
MDC Holdings, Inc.	123	3,373
Jack in the Box, Inc.	45	3,333
International Game Technology plc	210	3,318
iRobot Corp.*	58	3,267
Tri Pointe Homes, Inc.*	216	3,264
ODP Corp.*	92	3,234
American Eagle Outfitters, Inc.*	331	3,221
Acushnet Holdings Corp.	73	3,175
Dana, Inc.	277	3,166
Cheesecake Factory, Inc.	107	3,133
Tenneco, Inc. — Class A*	177	3,078
World Fuel Services Corp.	131	3,071
PriceSmart, Inc.	53	3,052
Everi Holdings, Inc.*	188	3,049
XPEL, Inc.*	46	2,964
Oxford Industries, Inc.	33	2,963
Vista Outdoor, Inc.*	120	2,918
Sally Beauty Holdings, Inc.*	230	2,898
Methode Electronics, Inc.	78	2,898
Dave & Buster’s Entertainment, Inc.*	92	2,855
Veritiv Corp.*	29	2,835
Cinemark Holdings, Inc.*	234	2,834
KAR Auction Services, Inc.*	246	2,748
Urban Outfitters, Inc.*	136	2,672
Fisker, Inc.*,1	349	2,635
Century Communities, Inc.	61	2,610
MillerKnoll, Inc.	163	2,543
Wolverine World Wide, Inc.	165	2,539
Dillard’s, Inc. — Class A	9	2,455
Madison Square Garden Entertainment Corp.*	55	2,425
Allegiant Travel Co. — Class A*	33	2,408
Warby Parker, Inc. — Class A*	179	2,388
Proterra, Inc.*	474	2,361
HNI Corp.	88	2,333
Brinker International, Inc.*	93	2,323
Virgin Galactic Holdings, Inc.*	489	2,303
TuSimple Holdings, Inc. — Class A*	300	2,280
Liberty Media Corporation-Liberty Braves — Class C*	81	2,228
Nikola Corp.*,1	626	2,204
M/I Homes, Inc.*	59	2,138
Malibu Boats, Inc. — Class A*	44	2,112
Camping World Holdings, Inc. — Class A	83	2,102
La-Z-Boy, Inc.	92	2,076
Patrick Industries, Inc.	47	2,060
Buckle, Inc.	65	2,058
Dine Brands Global, Inc.	32	2,034
Clean Energy Fuels Corp.*	363	1,938
H&E Equipment Services, Inc.	68	1,927
Healthcare Services Group, Inc.	159	1,922
Caleres, Inc.	78	1,889
Sonic Automotive, Inc. — Class A	43	1,862
Designer Brands, Inc. — Class A	120	1,837
SkyWest, Inc.*	107	1,740
Lions Gate Entertainment Corp. — Class B*	250	1,738
Arko Corp.	182	1,709

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
American Axle & Manufacturing Holdings, Inc.*	242	$1,653
Abercrombie & Fitch Co. — Class A*	106	1,648
Monarch Casino & Resort, Inc.*	29	1,628
Wabash National Corp.	104	1,618
indie Semiconductor, Inc. — Class A*	214	1,566
Sleep Number Corp.*	46	1,555
Bally’s Corp.*	78	1,541
Golden Entertainment, Inc.*	44	1,535
Shyft Group, Inc.	74	1,512
Qurate Retail, Inc. — Class A	751	1,509
Solid Power, Inc.*	280	1,473
TravelCenters of America, Inc.*	27	1,456
ScanSource, Inc.*	55	1,453
Franchise Group, Inc.	59	1,434
Hawaiian Holdings, Inc.*	109	1,434
Standard Motor Products, Inc.	44	1,430
IMAX Corp.*	101	1,426
G-III Apparel Group Ltd.*	94	1,405
Hibbett, Inc.	28	1,395
Funko, Inc. — Class A*	68	1,375
Douglas Dynamics, Inc.	48	1,345
MarineMax, Inc.*	45	1,340
Titan International, Inc.*	110	1,335
Winmark Corp.	6	1,298
MRC Global, Inc.*	178	1,280
Chico’s FAS, Inc.*	263	1,273
Vizio Holding Corp. — Class A*	145	1,267
BlueLinx Holdings, Inc.*	20	1,242
RCI Hospitality Holdings, Inc.	19	1,241
Green Brick Partners, Inc.*	58	1,240
Titan Machinery, Inc.*	43	1,215
Steelcase, Inc. — Class A	185	1,206
OneSpaWorld Holdings Ltd.*	142	1,193
Ruth’s Hospitality Group, Inc.	70	1,180
BJ’s Restaurants, Inc.*	49	1,169
Sovos Brands, Inc.*	82	1,168
EVgo, Inc.*,1	146	1,155
Interface, Inc. — Class A	126	1,133
Denny’s Corp.*	120	1,129
A-Mark Precious Metals, Inc.	39	1,107
Genesco, Inc.*	28	1,101
Ermenegildo Zegna N.V.	101	1,086
PC Connection, Inc.	24	1,082
Guess?, Inc.	73	1,071
Bed Bath & Beyond, Inc.*,1	171	1,041
Ethan Allen Interiors, Inc.	49	1,036
Bowlero Corp.*	83	1,022
Accel Entertainment, Inc.*	126	984
Sun Country Airlines Holdings, Inc.*	71	966
Movado Group, Inc.	34	958
Big Lots, Inc.	60	937
Lions Gate Entertainment Corp. — Class A*	125	929
Chuy’s Holdings, Inc.*	40	927
Workhorse Group, Inc.*	314	901
Life Time Group Holdings, Inc.*	90	878
Children’s Place, Inc.*	28	865
Portillo’s, Inc. — Class A*	43	847
PetMed Express, Inc.	43	839
Clarus Corp.	62	835
REV Group, Inc.	75	827
Target Hospitality Corp.*	65	820
Hyliion Holdings Corp.*	285	818
Shoe Carnival, Inc.	38	815
VSE Corp.	23	814
Haverty Furniture Companies, Inc.	32	797
America’s Car-Mart, Inc.*	13	793
Frontier Group Holdings, Inc.*	80	776
Sportsman’s Warehouse Holdings, Inc.*	93	772
Global Industrial Co.	28	751
Kura Sushi USA, Inc. — Class A*	10	736
MasterCraft Boat Holdings, Inc.*	39	735
Zumiez, Inc.*	34	732
OneWater Marine, Inc. — Class A*	24	723
Rush Enterprises, Inc. — Class B	15	719
Marcus Corp.	51	708
Destination XL Group, Inc.*	128	694
Hudson Technologies, Inc.*	92	676
Sonder Holdings, Inc.*	405	672
Microvast Holdings, Inc.*	366	662
Xponential Fitness, Inc. — Class A*	36	657
Tupperware Brands Corp.*	98	642
Lordstown Motors Corp. — Class A*	342	626
Beazer Homes USA, Inc.*	64	619
Lovesac Co.*	30	611
Motorcar Parts of America, Inc.*	40	609
Liberty Media Corporation-Liberty Braves — Class A*	21	591
Rite Aid Corp.*	117	579
Johnson Outdoors, Inc. — Class A	11	564
Aspen Aerogels, Inc.*	59	544
Universal Electronics, Inc.*	26	511
Miller Industries, Inc.	24	511
Big 5 Sporting Goods Corp.	46	494
Kimball International, Inc. — Class B	78	491
Rush Street Interactive, Inc.*	130	478
Purple Innovation, Inc.*	118	478
Dream Finders Homes, Inc. — Class A*	45	477
Lindblad Expeditions Holdings, Inc.*	69	466
Canoo, Inc.*	247	463
Bluegreen Vacations Holding Corp.	27	446
Holley, Inc.*	110	446
LL Flooring Holdings, Inc.*	63	437
Forestar Group, Inc.*	39	436
GrowGeneration Corp.*	123	430
Noodles & Co.*	88	414
Cenntro Electric Group Ltd.*	395	407
Build-A-Bear Workshop, Inc. — Class A	30	400
Snap One Holdings Corp.*	39	396
Full House Resorts, Inc.*	70	394
Hovnanian Enterprises, Inc. — Class A*	11	393

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Wheels Up Experience, Inc.*	341	$392
Velodyne Lidar, Inc.*	414	392
Aeva Technologies, Inc.*	208	389
Weber, Inc. — Class A*	58	381
Century Casinos, Inc.*	58	381
El Pollo Loco Holdings, Inc.*	42	375
Cato Corp. — Class A	39	372
Party City Holdco, Inc.*	234	370
Vinco Ventures, Inc.*	394	367
NEOGAMES S.A.*	28	361
Container Store Group, Inc.*	70	343
Fossil Group, Inc.*	100	342
Tilly’s, Inc. — Class A	49	339
Hyzon Motors, Inc.*	188	320
ONE Group Hospitality, Inc.*	48	319
Volta, Inc.*	262	317
Blue Bird Corp.*	37	309
First Watch Restaurant Group, Inc.*	21	304
Rocky Brands, Inc.	15	301
Citi Trends, Inc.*	18	279
Tile Shop Holdings, Inc.	78	275
PLBY Group, Inc.*	67	270
Weyco Group, Inc.	13	264
F45 Training Holdings, Inc.*	78	241
ThredUp, Inc. — Class A*	126	232
Mullen Automotive, Inc.*	706	231
Biglari Holdings, Inc. — Class B*	2	231
Superior Group of Companies, Inc.	25	222
Reservoir Media, Inc.*	44	215
Conn’s, Inc.*	28	198
Duluth Holdings, Inc. — Class B*	28	197
Traeger, Inc.*	69	195
Lifetime Brands, Inc.	27	183
Aterian, Inc.*,1	131	162
JOANN, Inc.	24	159
Marine Products Corp.	18	152
Express, Inc.*	138	150
Xos, Inc.*	117	140
Torrid Holdings, Inc.*,1	32	134
Lightning eMotors, Inc.*	84	130
Landsea Homes Corp.*	22	105
CompX International, Inc.	3	49
Cepton, Inc.*	17	33
Total Consumer, Cyclical		514,876

Technology - 6.5%
Qualys, Inc.*	82	11,430
ExlService Holdings, Inc.*	69	10,168
SPS Commerce, Inc.*	78	9,690
Silicon Laboratories, Inc.*	73	9,011
Synaptics, Inc.*	85	8,416
Tenable Holdings, Inc.*	236	8,213
Workiva, Inc.*	102	7,936
Power Integrations, Inc.	121	7,783
Maximus, Inc.	129	7,465
Box, Inc. — Class A*	299	7,293
Blackline, Inc.*	118	7,068
Onto Innovation, Inc.*	106	6,789
1Life Healthcare, Inc.*	387	6,637
Evolent Health, Inc. — Class A*	176	6,324
Varonis Systems, Inc.*	234	6,206
Diodes, Inc.*	95	6,166
Sprout Social, Inc. — Class A*	99	6,007
Rambus, Inc.*	235	5,974
MACOM Technology Solutions Holdings, Inc.*	108	5,593
Insight Enterprises, Inc.*	67	5,521
DigitalOcean Holdings, Inc.*	149	5,389
Rapid7, Inc.*	125	5,362
Super Micro Computer, Inc.*	97	5,342
Envestnet, Inc.*	118	5,239
ACI Worldwide, Inc.*	246	5,141
CommVault Systems, Inc.*	95	5,039
MaxLinear, Inc. — Class A*	154	5,024
Altair Engineering, Inc. — Class A*	111	4,908
Duolingo, Inc.*	50	4,762
Verra Mobility Corp.*	306	4,703
Kulicke & Soffa Industries, Inc.	122	4,701
Ping Identity Holding Corp.*	166	4,660
NetScout Systems, Inc.*	146	4,573
Verint Systems, Inc.*	136	4,567
Blackbaud, Inc.*	100	4,406
Ambarella, Inc.*	78	4,382
Appfolio, Inc. — Class A*	41	4,294
MicroStrategy, Inc. — Class A*,1	20	4,245
Axcelis Technologies, Inc.*	70	4,239
PagerDuty, Inc.*	182	4,199
FormFactor, Inc.*	167	4,183
Semtech Corp.*	136	4,000
Progress Software Corp.	94	4,000
Amkor Technology, Inc.	218	3,717
Impinj, Inc.*	45	3,601
CSG Systems International, Inc.	68	3,596
Allscripts Healthcare Solutions, Inc.*	233	3,549
Asana, Inc. — Class A*	158	3,512
Appian Corp. — Class A*	86	3,511
KnowBe4, Inc. — Class A*	156	3,246
Apollo Medical Holdings, Inc.*	83	3,237
Xerox Holdings Corp.	245	3,205
Privia Health Group, Inc.*	93	3,168
Xperi Holding Corp.	223	3,153
Clear Secure, Inc. — Class A*	133	3,040
Schrodinger Incorporated/United States*	116	2,898
Digital Turbine, Inc.*	197	2,839
Parsons Corp.*	72	2,822
SiTime Corp.*	34	2,677
Phreesia, Inc.*	105	2,675
Cohu, Inc.*	103	2,655
AvidXchange Holdings, Inc.*	314	2,644
Model N, Inc.*	77	2,636
Everbridge, Inc.*	85	2,625
E2open Parent Holdings, Inc.*	427	2,592
Digi International, Inc.*	73	2,524

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Ultra Clean Holdings, Inc.*	97	$2,498
Agilysys, Inc.*	42	2,325
Fastly, Inc. — Class A*	239	2,189
PROS Holdings, Inc.*	88	2,174
3D Systems Corp.*	272	2,171
Alignment Healthcare, Inc.*	181	2,143
NextGen Healthcare, Inc.*	119	2,106
BigCommerce Holdings, Inc.*	138	2,042
Donnelley Financial Solutions, Inc.*	55	2,033
BTRS Holdings, Inc. — Class 1*	215	1,991
Duck Creek Technologies, Inc.*	166	1,967
Veeco Instruments, Inc.*	107	1,960
Grid Dynamics Holdings, Inc.*	104	1,948
Photronics, Inc.*	129	1,886
Amplitude, Inc. — Class A*	120	1,856
C3.ai, Inc. — Class A*	148	1,850
Sumo Logic, Inc.*	242	1,815
Avid Technology, Inc.*	77	1,791
Zuora, Inc. — Class A*	242	1,786
Matterport, Inc.*	469	1,778
TTEC Holdings, Inc.	40	1,772
ACV Auctions, Inc. — Class A*	242	1,740
PAR Technology Corp.*	57	1,683
SMART Global Holdings, Inc.*	105	1,666
Momentive Global, Inc.*	284	1,650
Outset Medical, Inc.*	103	1,641
PowerSchool Holdings, Inc. — Class A*	98	1,636
Consensus Cloud Solutions, Inc.*	34	1,608
Simulations Plus, Inc.	33	1,602
PDF Solutions, Inc.*	65	1,594
EngageSmart, Inc.*	75	1,552
Zeta Global Holdings Corp. — Class A*	234	1,547
Olo, Inc. — Class A*	193	1,525
PubMatic, Inc. — Class A*	89	1,480
Desktop Metal, Inc. — Class A*	567	1,469
Hims & Hers Health, Inc.*	260	1,451
Alpha & Omega Semiconductor Ltd.*	47	1,446
LivePerson, Inc.*	151	1,422
N-able, Inc.*	146	1,348
Cerence, Inc.*	84	1,323
IonQ, Inc.*	255	1,293
CEVA, Inc.*	49	1,285
ACM Research, Inc. — Class A*	103	1,283
Sapiens International Corporation N.V.	66	1,266
Vimeo, Inc.*	307	1,228
Conduent, Inc.*	364	1,216
Sharecare, Inc.*	629	1,195
Domo, Inc. — Class B*	65	1,169
Alkami Technology, Inc.*	77	1,159
Health Catalyst, Inc.*	116	1,125
AvePoint, Inc.*	276	1,107
Yext, Inc.*	243	1,084
Ebix, Inc.[1]	57	1,081
Unisys Corp.*	142	1,072
American Software, Inc. — Class A	67	1,026
Telos Corp.*	115	1,022
Corsair Gaming, Inc.*	82	931
Blend Labs, Inc. — Class A*	397	877
ForgeRock, Inc. — Class A*	60	872
Pitney Bowes, Inc.	371	864
Computer Programs and Systems, Inc.*	31	864
Mitek Systems, Inc.*	91	834
Instructure Holdings, Inc.*	37	824
8x8, Inc.*	236	814
SolarWinds Corp.*	104	806
MeridianLink, Inc.*	49	798
ON24, Inc.*	89	783
Daily Journal Corp.*	3	769
OneSpan, Inc.*	86	740
Vuzix Corp.*	127	735
HireRight Holdings Corp.*	45	687
Enfusion, Inc. — Class A*	55	679
Skillz, Inc.*	655	668
Cardlytics, Inc.*	71	667
Bandwidth, Inc. — Class A*	50	595
Integral Ad Science Holding Corp.*	82	594
Playstudios, Inc.*	170	593
AXT, Inc.*	87	583
EverCommerce, Inc.*	52	568
Intapp, Inc.*	30	560
Brightcove, Inc.*	88	554
Cvent Holding Corp.*	97	509
Upland Software, Inc.*	62	504
Rackspace Technology, Inc.*	123	502
Rimini Street, Inc.*	104	485
CS Disco, Inc.*	48	480
Velo3D, Inc.*	121	477
Markforged Holding Corp.*	236	467
Atomera, Inc.*	44	446
Cantaloupe, Inc.*	125	435
Inspired Entertainment, Inc.*	47	415
UserTesting, Inc.*	101	396
Digimarc Corp.*	29	393
Porch Group, Inc.*	173	389
Diebold Nixdorf, Inc.*	157	383
Inseego Corp.*	185	383
Veritone, Inc.*	67	377
Convey Health Solutions Holdings, Inc.*	35	368
Benefitfocus, Inc.*	55	349
Red Violet, Inc.*	20	346
Weave Communications, Inc.*	67	338
eGain Corp.*	45	331
Skillsoft Corp.*	174	318
Outbrain, Inc.*	86	314
Pear Therapeutics, Inc.*	146	298
Cerberus Cyber Sentinel Corp.*	98	289
Avaya Holdings Corp.*	179	285
NextNav, Inc.*	105	282
Ouster, Inc.*	293	282
WM Technology, Inc.*	154	248
Arteris, Inc.*	36	240
IBEX Holdings Ltd.*	12	223

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
SkyWater Technology, Inc.*	23	$176
SecureWorks Corp. — Class A*	21	169
Rockley Photonics Holdings Ltd.*	219	156
Latch, Inc.*	151	144
LiveVox Holdings, Inc.*	48	142
Faraday Future Intelligent Electric, Inc.*	213	136
Rigetti Computing, Inc.*	69	130
Viant Technology, Inc. — Class A*	30	126
Nutex Health, Inc.*	83	125
IronNet, Inc.*	139	96
Kaleyra, Inc.*	63	61
Loyalty Ventures, Inc.*	43	52
Total Technology		448,569

Energy - 4.2%
Chord Energy Corp.	89	12,172
Matador Resources Co.	241	11,790
Murphy Oil Corp.	316	11,114
SM Energy Co.	260	9,779
Denbury, Inc.*	107	9,230
Civitas Resources, Inc.	158	9,068
ChampionX Corp.	438	8,572
Helmerich & Payne, Inc.	220	8,133
PBF Energy, Inc. — Class A*	208	7,313
Magnolia Oil & Gas Corp. — Class A	358	7,092
Equitrans Midstream Corp.	882	6,597
Valaris Ltd.*	131	6,411
Peabody Energy Corp.*	252	6,255
California Resources Corp.	162	6,226
CNX Resources Corp.*	400	6,212
Patterson-UTI Energy, Inc.	460	5,373
Array Technologies, Inc.*	323	5,355
Shoals Technologies Group, Inc. — Class A*	240	5,172
Kosmos Energy Ltd.*	968	5,005
Weatherford International plc*	152	4,908
Alpha Metallurgical Resources, Inc.	35	4,789
CONSOL Energy, Inc.	74	4,760
Sunnova Energy International, Inc.*	213	4,703
Noble Corporation plc*	158	4,674
Stem, Inc.*	309	4,122
Delek US Holdings, Inc.	151	4,098
SunPower Corp. — Class A*	175	4,032
Arch Resources, Inc.	33	3,914
Liberty Energy, Inc. — Class A*	306	3,880
Northern Oil and Gas, Inc.	141	3,865
Callon Petroleum Co.*	106	3,711
Comstock Resources, Inc.*	197	3,406
Green Plains, Inc.*	113	3,285
Warrior Met Coal, Inc.	110	3,128
Permian Resources Corp.*	441	2,999
NexTier Oilfield Solutions, Inc.*	377	2,790
FuelCell Energy, Inc.*	792	2,701
Brigham Minerals, Inc. — Class A	109	2,689
Tellurian, Inc.*	1,094	2,615
Montauk Renewables, Inc.*	138	2,407
NOW, Inc.*	236	2,372
Talos Energy, Inc.*	142	2,364
Laredo Petroleum, Inc.*	37	2,325
Archaea Energy, Inc.*	128	2,305
Gulfport Energy Corp.*	24	2,119
Expro Group Holdings N.V.*	166	2,115
Nabors Industries Ltd.*	19	1,927
Archrock, Inc.	290	1,862
CVR Energy, Inc.	63	1,826
Tidewater, Inc.*	82	1,779
US Silica Holdings, Inc.*	159	1,741
Par Pacific Holdings, Inc.*	105	1,723
Oceaneering International, Inc.*	214	1,703
ProPetro Holding Corp.*	187	1,505
Dril-Quip, Inc.*	73	1,425
Diamond Offshore Drilling, Inc.*	214	1,419
Borr Drilling Ltd.*	417	1,384
Ranger Oil Corp. — Class A	43	1,352
Berry Corp.	172	1,290
Bristow Group, Inc.*	51	1,198
W&T Offshore, Inc.*	203	1,190
Helix Energy Solutions Group, Inc.*	307	1,185
Kinetik Holdings, Inc. — Class A	36	1,173
Earthstone Energy, Inc. — Class A*	93	1,146
Fluence Energy, Inc.*	77	1,123
SandRidge Energy, Inc.*	68	1,109
RPC, Inc.	159	1,102
Select Energy Services, Inc. — Class A*	153	1,066
SunCoke Energy, Inc.	179	1,040
Gevo, Inc.*	422	962
TETRA Technologies, Inc.*	267	959
Crescent Energy Co. — Class A	70	943
Excelerate Energy, Inc. — Class A	40	936
REX American Resources Corp.*	33	921
Infrastructure and Energy Alternatives, Inc.*	65	880
TPI Composites, Inc.*	78	880
Vertex Energy, Inc.*	116	723
Energy Vault Holdings, Inc.*	136	718
SilverBow Resources, Inc.*	25	672
DMC Global, Inc.*	40	639
Solaris Oilfield Infrastructure, Inc. — Class A	68	636
Aris Water Solution, Inc. — Class A	47	600
Alto Ingredients, Inc.*	155	564
Sitio Royalties Corp.	25	553
VAALCO Energy, Inc.	125	545
Oil States International, Inc.*	131	510
Amplify Energy Corp.*	76	499
National Energy Services Reunited Corp.*	82	487
Newpark Resources, Inc.*	182	459
Ramaco Resources, Inc.	48	442
ProFrac Holding Corp. — Class A*	29	441
Ring Energy, Inc.*	185	429
NACCO Industries, Inc. — Class A	9	423
Riley Exploration Permian, Inc.	22	418
NextDecade Corp.*	66	397

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Aemetis, Inc.*	62	$380
Heliogen, Inc.*	194	361
FutureFuel Corp.	55	332
Eneti, Inc.	49	327
HighPeak Energy, Inc.	14	303
Cleanspark, Inc.*	86	274
Empire Petroleum Corp.*	15	197
Battalion Oil Corp.*	5	59
Total Energy		289,082

Communications - 2.9%
Iridium Communications, Inc.*	273	12,113
TEGNA, Inc.	478	9,885
Calix, Inc.*	122	7,459
Ziff Davis, Inc.*	98	6,711
Marqeta, Inc. — Class A*	931	6,629
Viavi Solutions, Inc.*	488	6,368
Yelp, Inc. — Class A*	147	4,985
Cogent Communications Holdings, Inc.	92	4,799
Perficient, Inc.*	73	4,746
DigitalBridge Group, Inc.	346	4,329
CommScope Holding Company, Inc.*	440	4,052
Bumble, Inc. — Class A*	185	3,976
Q2 Holdings, Inc.*	120	3,864
Extreme Networks, Inc.*	274	3,581
Upwork, Inc.*	257	3,500
TechTarget, Inc.*	59	3,493
Cargurus, Inc.*	219	3,103
Telephone & Data Systems, Inc.	216	3,002
ADTRAN Holdings, Inc.	151	2,957
Maxar Technologies, Inc.	156	2,920
Clearfield, Inc.*	25	2,616
Shutterstock, Inc.	52	2,609
Harmonic, Inc.*	197	2,575
InterDigital, Inc.	63	2,547
Gray Television, Inc.	175	2,506
ePlus, Inc.*	57	2,368
Globalstar, Inc.*	1,467	2,333
Credo Technology Group Holding Ltd.*	206	2,266
Figs, Inc. — Class A*	273	2,252
Overstock.com, Inc.*	91	2,216
Liberty Latin America Ltd. — Class C*	328	2,017
Infinera Corp.*	406	1,965
Revolve Group, Inc.*	88	1,909
iHeartMedia, Inc. — Class A*	258	1,891
A10 Networks, Inc.	141	1,871
Magnite, Inc.*	281	1,846
Open Lending Corp. — Class A*	226	1,817
Scholastic Corp.	59	1,815
Planet Labs PBC*	333	1,808
Shenandoah Telecommunications Co.	104	1,770
Cars.com, Inc.*	149	1,713
Sinclair Broadcast Group, Inc. — Class A	86	1,556
Poshmark, Inc. — Class A*	99	1,551
Squarespace, Inc. — Class A*	67	1,431
WideOpenWest, Inc.*	115	1,411
EW Scripps Co. — Class A*	125	1,409
Anterix, Inc.*	39	1,393
ChannelAdvisor Corp.*	61	1,382
fuboTV, Inc.*	382	1,356
AMC Networks, Inc. — Class A*	65	1,319
Gogo, Inc.*	107	1,297
Thryv Holdings, Inc.*	54	1,233
NETGEAR, Inc.*	61	1,222
EchoStar Corp. — Class A*	72	1,186
QuinStreet, Inc.*	111	1,166
Stagwell, Inc.*	167	1,161
HealthStream, Inc.*	52	1,106
Clear Channel Outdoor Holdings, Inc.*	783	1,073
Boston Omaha Corp. — Class A*	44	1,014
Eventbrite, Inc. — Class A*	165	1,003
ContextLogic, Inc. — Class A*	1,220	895
ATN International, Inc.	23	887
Liquidity Services, Inc.*	53	862
United States Cellular Corp.*	32	833
Edgio, Inc.*	294	817
Couchbase, Inc.*	57	813
Tucows, Inc. — Class A*	21	786
IDT Corp. — Class B*	31	770
Vacasa, Inc. — Class A*	239	734
Stitch Fix, Inc. — Class A*	174	687
Rover Group, Inc.*	199	665
Consolidated Communications Holdings, Inc.*	159	662
Aviat Networks, Inc.*	24	657
Allbirds, Inc. — Class A*	202	614
Ooma, Inc.*	49	603
CarParts.com, Inc.*	109	564
OptimizeRx Corp.*	38	563
Liberty Latin America Ltd. — Class A*	83	514
Entravision Communications Corp. — Class A	127	504
DHI Group, Inc.*	92	495
Blade Air Mobility, Inc.*	120	484
Gannett Company, Inc.*	309	473
BARK, Inc.*	255	464
MediaAlpha, Inc. — Class A*	51	446
Quotient Technology, Inc.*	192	443
Innovid Corp.*	163	442
Cambium Networks Corp.*	25	423
DZS, Inc.*	37	418
Vivid Seats, Inc. — Class A	53	406
Advantage Solutions, Inc.*	177	377
1-800-Flowers.com, Inc. — Class A*	58	376
RumbleON, Inc. — Class B*	22	372
Cyxtera Technologies, Inc.*	91	371
Groupon, Inc.*	46	366
Focus Universal, Inc.*	38	356
Preformed Line Products Co.	5	356
Ribbon Communications, Inc.*	155	344
1stdibs.com, Inc.*	50	315
Arena Group Holdings, Inc.*	24	314
EverQuote, Inc. — Class A*	42	286

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Cumulus Media, Inc. — Class A*	40	$281
RealReal, Inc.*	182	273
Ondas Holdings, Inc.*	73	270
Lands’ End, Inc.*	33	255
Nerdy, Inc.*	116	245
Casa Systems, Inc.*	76	238
Solo Brands, Inc. — Class A*	47	179
Gambling.com Group Ltd.*	19	144
KORE Group Holdings, Inc.*	75	143
Urban One, Inc.*	26	110
Audacy, Inc.*	256	99
Urban One, Inc.*	18	95
Terran Orbital Corp.*	51	90
Value Line, Inc.	2	88
Starry Group Holdings, Inc. — Class A*	51	76
AdTheorent Holding Company, Inc.*	34	73
Lulu’s Fashion Lounge Holdings, Inc.*	13	61
Inspirato, Inc.*	22	52
aka Brands Holding Corp.*	24	35
Total Communications		196,015

Basic Materials - 2.3%
Livent Corp.*	348	10,666
Rogers Corp.*	40	9,675
Commercial Metals Co.	259	9,190
Balchem Corp.	68	8,267
Cabot Corp.	119	7,603
ATI, Inc.*	266	7,078
HB Fuller Co.	114	6,851
Sensient Technologies Corp.	90	6,241
Avient Corp.	195	5,908
Ingevity Corp.*	82	4,972
Innospec, Inc.	53	4,541
Hecla Mining Co.	1,147	4,519
Stepan Co.	46	4,309
Quaker Chemical Corp.	29	4,187
Arconic Corp.*	219	3,732
Minerals Technologies, Inc.	70	3,459
Carpenter Technology Corp.	102	3,176
Tronox Holdings plc — Class A	251	3,075
Compass Minerals International, Inc.	74	2,851
Constellium SE*	266	2,697
Sylvamo Corp.	76	2,576
Mativ Holdings, Inc.	116	2,561
Uranium Energy Corp.*	688	2,408
Novagold Resources, Inc.*	513	2,406
Perimeter Solutions S.A.*	261	2,091
Kaiser Aluminum Corp.	34	2,086
Energy Fuels, Inc.*	335	2,050
Coeur Mining, Inc.*	597	2,042
Resolute Forest Products, Inc.*	99	1,980
Piedmont Lithium, Inc.*	37	1,979
AdvanSix, Inc.	58	1,862
Lightwave Logic, Inc.*	240	1,762
Orion Engineered Carbons S.A.	130	1,736
Hawkins, Inc.	42	1,638
Schnitzer Steel Industries, Inc. — Class A	56	1,594
Trinseo plc	75	1,374
Clearwater Paper Corp.*	36	1,354
Amyris, Inc.*	422	1,232
American Vanguard Corp.	63	1,178
Origin Materials, Inc.*	228	1,176
Ecovyst, Inc.*	137	1,156
Intrepid Potash, Inc.*	24	950
Koppers Holdings, Inc.	44	914
Diversey Holdings Ltd.*	168	816
Codexis, Inc.*	131	794
5E Advanced Materials, Inc.*	69	701
Century Aluminum Co.*	111	586
Danimer Scientific, Inc.*	194	572
Ur-Energy, Inc.*	449	489
Kronos Worldwide, Inc.	47	439
Rayonier Advanced Materials, Inc.*	132	416
United States Lime & Minerals, Inc.	4	409
Dakota Gold Corp.*	109	333
Glatfelter Corp.*	94	292
Unifi, Inc.*	30	285
Ivanhoe Electric Incorporated / US*	31	256
Hycroft Mining Holding Corp.*	324	196
PolyMet Mining Corp.*	63	181
Valhi, Inc.	5	126
Terawulf, Inc.*	46	58
Total Basic Materials		160,051

Utilities - 2.3%
Southwest Gas Holdings, Inc.	142	9,905
Black Hills Corp.	139	9,414
South Jersey Industries, Inc.	263	8,789
Brookfield Infrastructure Corp. — Class A	210	8,547
PNM Resources, Inc.	183	8,369
Ormat Technologies, Inc.	97	8,361
Portland General Electric Co.	192	8,344
ONE Gas, Inc.	115	8,095
New Jersey Resources Corp.	206	7,972
Spire, Inc.	109	6,794
American States Water Co.	79	6,158
ALLETE, Inc.	123	6,156
California Water Service Group	115	6,059
NorthWestern Corp.	117	5,766
Avista Corp.	155	5,743
Clearway Energy, Inc. — Class C	176	5,606
Otter Tail Corp.	88	5,414
MGE Energy, Inc.	78	5,119
Ameresco, Inc. — Class A*	68	4,521
Chesapeake Utilities Corp.	37	4,269
SJW Group	58	3,341
Northwest Natural Holding Co.	73	3,167
Middlesex Water Co.	37	2,856
Clearway Energy, Inc. — Class A	75	2,183
Unitil Corp.	34	1,579
York Water Co.	30	1,153
Altus Power, Inc.*	90	991
Artesian Resources Corp. — Class A	18	866
Global Water Resources, Inc.	28	329

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
FTC Solar, Inc.*	89	$263
Via Renewables, Inc.	26	180
Total Utilities		156,309

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	59	770

Diversified - 0.0%
Professional Holding Corp. — Class A*	28	726

Total Common Stocks
(Cost $5,593,366)		4,664,304

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*,	14	—
UCB*	140	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 19.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	76,553	734,145
Guggenheim Strategy Fund II2	25,618	614,057
Total Mutual Funds
(Cost $1,387,675)		1,348,202

	Face Amount
U.S. TREASURY BILLS†† - 5.8%
U.S. Treasury Bills
1.34% due 10/04/22[3]	$381,000	380,975
2.70% due 11/08/22[3,4]	17,000	16,954
Total U.S. Treasury Bills
(Cost $397,907)		397,929

REPURCHASE AGREEMENTS††,5 - 26.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[6]	1,030,865	1,030,865
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[6]	396,486	396,486
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[6]	384,751	384,751
Total Repurchase Agreements
(Cost $1,812,102)		1,812,102

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[8]	21,546	21,546
Total Securities Lending Collateral
(Cost $21,546)		21,546

Total Investments - 119.6%
(Cost $9,212,596)		$8,244,083
Other Assets & Liabilities, net - (19.6)%		(1,351,719)
Total Net Assets - 100.0%		$6,892,364

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	6	Dec 2022	$500,760	$(40,116)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	Pay	3.33% (Federal Funds Rate + 0.25%)	At Maturity	11/17/22	1,252	$2,084,619	$(93,102)
BNP Paribas	Russell 2000 Index	Pay	3.28% (Federal Funds Rate + 0.20%)	At Maturity	11/17/22	617	1,027,541	(222,447)
Barclays Bank plc	Russell 2000 Index	Pay	2.96% (SOFR)	At Maturity	11/16/22	1,241	2,065,881	(399,869)
							$5,178,041	$(715,418)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$4,664,304	$—	$—		$4,664,304
Rights	—	—	—	*	—
Mutual Funds	1,348,202	—	—		1,348,202
U.S. Treasury Bills	—	397,929	—		397,929
Repurchase Agreements	—	1,812,102	—		1,812,102
Securities Lending Collateral	21,546	—	—		21,546
Total Assets	$6,034,052	$2,210,031	$—		$8,244,083

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$40,116	$—	$—	$40,116
Equity Index Swap Agreements**	—	715,418	—	715,418
Total Liabilities	$40,116	$715,418	$—	$755,534

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$905,308	$—	$(275,000)	$(6,008)	$(10,243)	$614,057	25,618	$8,628
Guggenheim Ultra Short Duration Fund — Institutional Class	899,762	—	(150,000)	(3,071)	(12,546)	734,145	76,553	7,774
	$1,805,070	$—	$(425,000)	$(9,079)	$(22,789)	$1,348,202		$16,402

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value - including $20,508 of securities loaned (cost $6,012,819)	$5,083,779
Investments in affiliated issuers, at value (cost $1,387,675)	1,348,202
Repurchase agreements, at value (cost $1,812,102)	1,812,102
Cash	12
Segregated cash with broker	159,134
Receivables:
Dividends	9,627
Fund shares sold	1,864
Securities lending income	231
Interest	148
Total assets	8,415,099

Liabilities:
Unrealized depreciation on OTC swap agreements	715,418
Payable for:
Swap settlement	575,526
Fund shares redeemed	185,834
Return of securities lending collateral	21,546
Management fees	6,059
Variation margin on futures contracts	3,870
Transfer agent and administrative fees	2,738
Distribution and service fees	1,740
Portfolio accounting/administration fees	313
Trustees’ fees*	114
Miscellaneous	9,577
Total liabilities	1,522,735
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,892,364

Net assets consist of:
Paid in capital	$11,498,850
Total distributable earnings (loss)	(4,606,486)
Net assets	$6,892,364

A-Class:
Net assets	$855,504
Capital shares outstanding	21,408
Net asset value per share	$39.96
Maximum offering price per share (Net asset value divided by 95.25%)	$41.95

C-Class:
Net assets	$20,998
Capital shares outstanding	720
Net asset value per share	$29.16

H-Class:
Net assets	$6,015,862
Capital shares outstanding	151,514
Net asset value per share	$39.70

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $63)	$36,646
Dividends from securities of affiliated issuers	16,402
Interest	14,088
Income from securities lending, net	1,521
Total investment income	68,657

Expenses:
Management fees	37,642
Distribution and service fees:
A-Class	1,316
C-Class	127
H-Class	9,108
Transfer agent and administrative fees	9,857
Portfolio accounting/administration fees	5,294
Professional fees	1,780
Trustees’ fees*	689
Custodian fees	609
Interest expense	150
Line of credit fees	12
Miscellaneous	6,528
Total expenses	73,112
Less:
Expenses reimbursed by Adviser	(740)
Expenses waived by Adviser	(968)
Total waived/reimbursed expenses	(1,708)
Net expenses	71,404
Net investment loss	(2,747)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(259,636)
Investments in affiliated issuers	(9,079)
Swap agreements	(579,107)
Futures contracts	(183,819)
Net realized loss	(1,031,641)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,039,292)
Investments in affiliated issuers	(22,789)
Swap agreements	(890,738)
Futures contracts	(104,822)
Net change in unrealized appreciation (depreciation)	(2,057,641)
Net realized and unrealized loss	(3,089,282)
Net decrease in net assets resulting from operations	$(3,092,029)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,747)	$(127,445)
Net realized loss on investments	(1,031,641)	(1,852,892)
Net change in unrealized appreciation (depreciation) on investments	(2,057,641)	379,162
Net decrease in net assets resulting from operations	(3,092,029)	(1,601,175)

Distributions to shareholders:
A-Class	—	(553,693)
C-Class	—	(31,348)
H-Class	—	(3,371,767)
Total distributions to shareholders	—	(3,956,808)

Capital share transactions:
Proceeds from sale of shares
A-Class	26,317	115,319
C-Class	—	55,620
H-Class	1,524,017	19,064,386
Distributions reinvested
A-Class	—	530,048
C-Class	—	22,970
H-Class	—	3,360,182
Cost of shares redeemed
A-Class	(70,008)	(385,781)
C-Class	(4,781)	(77,930)
H-Class	(1,477,139)	(18,446,500)
Net increase (decrease) from capital share transactions	(1,594)	4,238,314
Net decrease in net assets	(3,093,623)	(1,319,669)

Net assets:
Beginning of period	9,985,987	11,305,656
End of period	$6,892,364	$9,985,987

Capital share activity:
Shares sold
A-Class	554	1,197
C-Class	—	859
H-Class	30,490	218,200
Shares issued from reinvestment of distributions
A-Class	—	8,359
C-Class	—	494
H-Class	—	53,336
Shares redeemed
A-Class	(1,555)	(4,423)
C-Class	(124)	(1,391)
H-Class	(33,472)	(211,098)
Net increase (decrease) in shares	(4,107)	65,533

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$56.57	$101.22	$39.16	$63.62	$64.49	$55.99
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(1.02)	(.94)	.32	.34	.02
Net gain (loss) on investments (realized and unrealized)	(16.59)	(7.02)	63.25	(24.78)	(1.21)[f]	8.48
Total from investment operations	(16.61)	(8.04)	62.31	(24.46)	(.87)	8.50
Less distributions from:
Net investment income	—	—	(.25)	—	—	—
Net realized gains	—	(36.61)	—	—	—	—
Total distributions	—	(36.61)	(.25)	—	—	—
Net asset value, end of period	$39.96	$56.57	$101.22	$39.16	$63.62	$64.49

Total Return[c]	(29.36%)	(11.85%)	159.26%	(38.45%)	(1.35%)	15.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$856	$1,268	$1,749	$948	$2,064	$1,400
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(1.18%)	(1.40%)	0.50%	0.52%	0.03%
Total expenses[d]	1.75%	1.71%	1.79%	1.82%	1.80%	1.72%
Net expenses[e]	1.71%	1.68%	1.77%	1.76%	1.78%	1.72%
Portfolio turnover rate	8%	62%	—	93%	258%	580%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$41.41	$84.58	$32.98	$54.00	$55.14	$48.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(1.28)	(1.27)	(.12)	(.30)	(.40)
Net gain (loss) on investments (realized and unrealized)	(12.10)	(5.28)	53.12	(20.90)	(.84)[f]	7.30
Total from investment operations	(12.25)	(6.56)	51.85	(21.02)	(1.14)	6.90
Less distributions from:
Net investment income	—	—	(.25)	—	—	—
Net realized gains	—	(36.61)	—	—	—	—
Total distributions	—	(36.61)	(.25)	—	—	—
Net asset value, end of period	$29.16	$41.41	$84.58	$32.98	$54.00	$55.14

Total Return[c]	(29.58%)	(12.52%)	157.38%	(38.93%)	(2.07%)	14.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21	$35	$75	$22	$78	$1,017
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.93%)	(2.16%)	(0.22%)	(0.50%)	(0.78%)
Total expenses[d]	2.50%	2.46%	2.52%	2.57%	2.54%	2.48%
Net expenses[e]	2.46%	2.43%	2.50%	2.51%	2.53%	2.48%
Portfolio turnover rate	8%	62%	—	93%	258%	580%

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$56.20	$100.81	$39.00	$63.37	$64.22	$55.86
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.98)	(.98)	.09	.29	(.11)
Net gain (loss) on investments (realized and unrealized)	(16.49)	(7.02)	63.04	(24.46)	(1.14)[f]	8.47
Total from investment operations	(16.50)	(8.00)	62.06	(24.37)	(.85)	8.36
Less distributions from:
Net investment income	—	—	(.25)	—	—	—
Net realized gains	—	(36.61)	—	—	—	—
Total distributions	—	(36.61)	(.25)	—	—	—
Net asset value, end of period	$39.70	$56.20	$100.81	$39.00	$63.37	$64.22

Total Return	(29.36%)	(11.86%)	159.27%	(38.46%)	(1.32%)	14.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,016	$8,683	$9,482	$3,347	$6,676	$7,178
Ratios to average net assets:
Net investment income (loss)	(0.06%)	(1.17%)	(1.42%)	0.14%	0.46%	(0.18%)
Total expenses[d]	1.75%	1.71%	1.78%	1.84%	1.81%	1.72%
Net expenses[e]	1.70%	1.68%	1.76%	1.80%	1.80%	1.72%
Portfolio turnover rate	8%	62%	—	93%	258%	580%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Vanguard Russell 2000 ETF	4.2%
iShares Russell 2000 Index ETF	4.1%
Shockwave Medical, Inc.	0.3%
Biohaven Pharmaceutical Holding Company Ltd.	0.3%
Chart Industries, Inc.	0.2%
Karuna Therapeutics, Inc.	0.2%
Apellis Pharmaceuticals, Inc.	0.2%
Murphy USA, Inc.	0.2%
SouthState Corp.	0.2%
RBC Bearings, Inc.	0.2%
Top Ten Total	10.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(19.68%)	(24.74%)	1.83%	6.72%
A-Class Shares with sales charge‡	(23.50%)	(28.32%)	0.84%	6.20%
C-Class Shares	(19.98%)	(25.32%)	1.06%	5.91%
C-Class Shares with CDSC§	(20.78%)	(25.97%)	1.06%	5.91%
H-Class Shares	(19.67%)	(24.73%)	1.84%	6.71%
Russell 2000 Index	(19.01%)	(23.50%)	3.55%	10.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
COMMON STOCKS† - 61.0%

Consumer, Non-cyclical - 15.6%
Shockwave Medical, Inc.*	252	$70,074
Biohaven Pharmaceutical Holding Company Ltd.*	441	66,666
Karuna Therapeutics, Inc.*	208	46,785
Apellis Pharmaceuticals, Inc.*	662	45,215
HealthEquity, Inc.*	587	39,429
Halozyme Therapeutics, Inc.*	961	37,998
Inspire Medical Systems, Inc.*	199	35,297
Celsius Holdings, Inc.*	387	35,093
LHC Group, Inc.*	211	34,532
Option Care Health, Inc.*	1,095	34,460
Lantheus Holdings, Inc.*	484	34,040
AMN Healthcare Services, Inc.*	305	32,318
ASGN, Inc.*	346	31,268
Global Blood Therapeutics, Inc.*	456	31,054
Ensign Group, Inc.	381	30,289
Intra-Cellular Therapies, Inc.*	648	30,151
Intellia Therapeutics, Inc.*	534	29,883
Cytokinetics, Inc.*	581	28,149
Medpace Holdings, Inc.*	179	28,133
Blueprint Medicines Corp.*	423	27,871
Omnicell, Inc.*	311	27,066
Haemonetics Corp.*	360	26,651
iRhythm Technologies, Inc.*	211	26,434
Insperity, Inc.	257	26,237
Alkermes plc*	1,154	25,769
PTC Therapeutics, Inc.*	497	24,949
Inari Medical, Inc.*	341	24,770
Axonics, Inc.*	346	24,372
Arrowhead Pharmaceuticals, Inc.*	728	24,060
STAAR Surgical Co.*	339	23,916
Triton International Ltd.	434	23,753
ChemoCentryx, Inc.*	448	23,144
Merit Medical Systems, Inc.*	396	22,378
Hostess Brands, Inc.*	960	22,310
Alarm.com Holdings, Inc.*	340	22,052
Beam Therapeutics, Inc.*	450	21,438
Denali Therapeutics, Inc.*	697	21,391
Sprouts Farmers Market, Inc.*	759	21,062
Lancaster Colony Corp.	138	20,739
Simply Good Foods Co.*	638	20,410
Amicus Therapeutics, Inc.*	1,951	20,368
R1 RCM, Inc.*	1,060	19,642
Progyny, Inc.*	529	19,605
API Group Corp.*	1,464	19,427
LivaNova plc*	380	19,293
BellRing Brands, Inc.*	933	19,229
Herc Holdings, Inc.	182	18,906
TriNet Group, Inc.*	265	18,873
StoneCo Ltd. — Class A*	1,961	18,688
Chegg, Inc.*	880	18,542
Insmed, Inc.*	844	18,180
ABM Industries, Inc.	474	18,121
Korn Ferry	380	17,841
Alight, Inc. — Class A*	2,403	17,614
Prestige Consumer Healthcare, Inc.*	351	17,490
Glaukos Corp.*	324	17,250
WD-40 Co.	97	17,047
Pacira BioSciences, Inc.*	318	16,914
BioCryst Pharmaceuticals, Inc.*	1,312	16,531
Helen of Troy Ltd.*	169	16,298
NuVasive, Inc.*	371	16,254
Select Medical Holdings Corp.	735	16,244
CONMED Corp.	200	16,034
Brink’s Co.	329	15,937
Covetrus, Inc.*	749	15,639
Corcept Therapeutics, Inc.*	603	15,461
Arvinas, Inc.*	345	15,349
TreeHouse Foods, Inc.*	360	15,271
Prothena Corporation plc*	251	15,218
Cal-Maine Foods, Inc.	269	14,954
IVERIC bio, Inc.*	827	14,836
Patterson Companies, Inc.	617	14,820
CBIZ, Inc.*	342	14,631
Integer Holdings Corp.*	234	14,562
AbCellera Biologics, Inc.*	1,465	14,489
Sage Therapeutics, Inc.*	369	14,450
ICF International, Inc.	131	14,282
United Natural Foods, Inc.*	411	14,126
Primo Water Corp.	1,115	13,993
Twist Bioscience Corp.*	397	13,990
Graham Holdings Co. — Class B	26	13,987
J & J Snack Foods Corp.	108	13,983
ACADIA Pharmaceuticals, Inc.*	851	13,922
Herbalife Nutrition Ltd.*	691	13,744
Edgewell Personal Care Co.	364	13,613
Coca-Cola Consolidated, Inc.	33	13,587
Revance Therapeutics, Inc.*	496	13,392
EVERTEC, Inc.	425	13,324
Fate Therapeutics, Inc.*	589	13,200
elf Beauty, Inc.*	343	12,904
AtriCure, Inc.*	323	12,629
Owens & Minor, Inc.	522	12,580
Prometheus Biosciences, Inc.*	207	12,215
Relay Therapeutics, Inc.*	541	12,102
Stride, Inc.*	287	12,063
Cytek Biosciences, Inc.*	808	11,894
Sabre Corp.*	2,308	11,886
Supernus Pharmaceuticals, Inc.*	347	11,746
Embecta Corp.	406	11,689
Adtalem Global Education, Inc.*	318	11,591
Nevro Corp.*	247	11,510
John Wiley & Sons, Inc. — Class A	304	11,418
Cassava Sciences, Inc.*	271	11,333
Evo Payments, Inc. — Class A*	335	11,155
Verve Therapeutics, Inc.*	321	11,026
Silk Road Medical, Inc.*	245	11,025
Agios Pharmaceuticals, Inc.*	386	10,916
Cerevel Therapeutics Holdings, Inc.*	385	10,880
Myriad Genetics, Inc.*	563	10,742

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Neogen Corp.*	766	$10,701
Travere Therapeutics, Inc.*	431	10,620
Xencor, Inc.*	406	10,548
MGP Ingredients, Inc.	99	10,510
Addus HomeCare Corp.*	109	10,381
REVOLUTION Medicines, Inc.*	525	10,353
Krystal Biotech, Inc.*	148	10,316
Iovance Biotherapeutics, Inc.*	1,067	10,222
Recursion Pharmaceuticals, Inc. — Class A*	957	10,182
Ironwood Pharmaceuticals, Inc. — Class A*	967	10,018
Strategic Education, Inc.	163	10,010
Cano Health, Inc.*	1,146	9,936
Vir Biotechnology, Inc.*	513	9,891
Monro, Inc.	225	9,778
Pediatrix Medical Group, Inc.*	586	9,675
Central Garden & Pet Co. — Class A*	283	9,667
Huron Consulting Group, Inc.*	145	9,606
AdaptHealth Corp.*	511	9,597
Meridian Bioscience, Inc.*	304	9,585
Inter Parfums, Inc.	127	9,583
Arcus Biosciences, Inc.*	364	9,522
ZipRecruiter, Inc. — Class A*	565	9,322
Pacific Biosciences of California, Inc.*	1,598	9,276
Payoneer Global, Inc.*	1,532	9,269
Ligand Pharmaceuticals, Inc. — Class B*	107	9,214
Celldex Therapeutics, Inc.*	324	9,108
Axsome Therapeutics, Inc.*	204	9,102
Hain Celestial Group, Inc.*	532	8,980
TransMedics Group, Inc.*	215	8,974
Lyell Immunopharma, Inc.*	1,224	8,972
ModivCare, Inc.*	90	8,971
Vector Group Ltd.	1,017	8,960
Vaxcyte, Inc.*	373	8,952
Syndax Pharmaceuticals, Inc.*	366	8,795
Dynavax Technologies Corp.*	837	8,738
CorVel Corp.*	63	8,721
Catalyst Pharmaceuticals, Inc.*	678	8,699
LiveRamp Holdings, Inc.*	475	8,626
Coursera, Inc.*	798	8,602
Textainer Group Holdings Ltd.	318	8,541
Kforce, Inc.	144	8,446
Veracyte, Inc.*	507	8,416
Marathon Digital Holdings, Inc.*,1	783	8,386
Medifast, Inc.	77	8,344
Weis Markets, Inc.	117	8,335
Beauty Health Co.*	706	8,324
Avid Bioservices, Inc.*	432	8,260
Harmony Biosciences Holdings, Inc.*	186	8,238
FibroGen, Inc.*	619	8,053
Laureate Education, Inc. — Class A	763	8,050
Ingles Markets, Inc. — Class A	101	8,000
B&G Foods, Inc.[1]	481	7,932
Universal Corp.	171	7,873
Vericel Corp.*	334	7,749
Remitly Global, Inc.*	696	7,739
Multiplan Corp.*	2,674	7,648
Amphastar Pharmaceuticals, Inc.*	271	7,615
NeoGenomics, Inc.*	879	7,568
REGENXBIO, Inc.*	285	7,533
PROCEPT BioRobotics Corp.*	181	7,504
Emergent BioSolutions, Inc.*	356	7,472
Bridgebio Pharma, Inc.*	740	7,356
Cross Country Healthcare, Inc.*	259	7,348
SpartanNash Co.	253	7,342
Crinetics Pharmaceuticals, Inc.*	372	7,306
CoreCivic, Inc.*	824	7,284
ImmunoGen, Inc.*	1,519	7,261
Avanos Medical, Inc.*	333	7,253
Enanta Pharmaceuticals, Inc.*	139	7,210
Relmada Therapeutics, Inc.*	194	7,182
Zentalis Pharmaceuticals, Inc.*	331	7,169
Aurinia Pharmaceuticals, Inc.*	949	7,136
Andersons, Inc.	227	7,044
RadNet, Inc.*	346	7,041
EQRx, Inc.*	1,419	7,024
Utz Brands, Inc.	465	7,021
SpringWorks Therapeutics, Inc.*	246	7,018
Amylyx Pharmaceuticals, Inc.*	249	7,009
LeMaitre Vascular, Inc.	138	6,994
US Physical Therapy, Inc.	92	6,994
Chefs’ Warehouse, Inc.*	241	6,982
Chinook Therapeutics, Inc.*	352	6,920
MoneyGram International, Inc.*	664	6,906
Cogent Biosciences, Inc.*	452	6,744
Akero Therapeutics, Inc.*	198	6,742
Riot Blockchain, Inc.*	953	6,680
Aclaris Therapeutics, Inc.*	424	6,674
Rent-A-Center, Inc.	376	6,584
Surgery Partners, Inc.*	281	6,575
Green Dot Corp. — Class A*	344	6,529
GEO Group, Inc.*	838	6,453
National Beverage Corp.	167	6,436
SunOpta, Inc.*	691	6,288
Udemy, Inc.*	511	6,178
Beyond Meat, Inc.*,1	434	6,150
Kura Oncology, Inc.*	450	6,147
CareDx, Inc.*	361	6,144
Allogene Therapeutics, Inc.*	564	6,091
Editas Medicine, Inc.*	489	5,985
Geron Corp.*	2,542	5,948
Legalzoom.com, Inc.*	693	5,939
Deciphera Pharmaceuticals, Inc.*	319	5,902
Krispy Kreme, Inc.	508	5,857
Madrigal Pharmaceuticals, Inc.*	90	5,849
Kymera Therapeutics, Inc.*	268	5,834
Fulgent Genetics, Inc.*	153	5,832
American Well Corp. — Class A*	1,623	5,827
Paragon 28, Inc.*	326	5,809
Varex Imaging Corp.*	273	5,771
National Healthcare Corp.	90	5,701

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
DocGo, Inc.*	570	$5,654
Avidity Biosciences, Inc.*	346	5,650
Atrion Corp.	10	5,650
Brookdale Senior Living, Inc. — Class A*	1,316	5,619
Adaptive Biotechnologies Corp.*	789	5,618
TG Therapeutics, Inc.*	943	5,583
Ventyx Biosciences, Inc.*	159	5,551
MannKind Corp.*	1,761	5,441
BioLife Solutions, Inc.*	239	5,437
AngioDynamics, Inc.*	264	5,401
OPKO Health, Inc.*	2,857	5,400
Cutera, Inc.*	118	5,381
Gossamer Bio, Inc.*	446	5,343
First Advantage Corp.*	415	5,324
Veru, Inc.*	460	5,299
PROG Holdings, Inc.*	353	5,288
23andMe Holding Co. — Class A*	1,822	5,211
Treace Medical Concepts, Inc.*	236	5,209
Innoviva, Inc.*	448	5,201
Morphic Holding, Inc.*	182	5,151
SP Plus Corp.*	164	5,136
Forma Therapeutics Holdings, Inc.*	256	5,107
Deluxe Corp.	306	5,095
Heska Corp.*	69	5,031
Aerie Pharmaceuticals, Inc.*	332	5,023
Fresh Del Monte Produce, Inc.	216	5,020
Hanger, Inc.*	268	5,017
Coherus Biosciences, Inc.*	521	5,007
Anavex Life Sciences Corp.*	483	4,985
Perdoceo Education Corp.*	483	4,975
Replimune Group, Inc.*	287	4,957
Rocket Pharmaceuticals, Inc.*	310	4,948
Reata Pharmaceuticals, Inc. — Class A*	196	4,925
John B Sanfilippo & Son, Inc.	63	4,771
Arcutis Biotherapeutics, Inc.*	248	4,739
Accolade, Inc.*	413	4,716
OrthoPediatrics Corp.*	102	4,706
CinCor Pharma, Inc.*	141	4,628
Theravance Biopharma, Inc.*	456	4,624
Clover Health Investments Corp.*	2,700	4,590
Viad Corp.*	144	4,547
CRA International, Inc.	51	4,526
Keros Therapeutics, Inc.*	119	4,477
USANA Health Sciences, Inc.*	79	4,428
RAPT Therapeutics, Inc.*	184	4,427
TrueBlue, Inc.*	232	4,427
Vivint Smart Home, Inc.*	672	4,422
Butterfly Network, Inc.*	940	4,418
Castle Biosciences, Inc.*	169	4,408
Cerus Corp.*	1,221	4,396
Repay Holdings Corp.*	620	4,377
Alphatec Holdings, Inc.*	499	4,361
Senseonics Holdings, Inc.*	3,241	4,278
Quanex Building Products Corp.	234	4,249
Sorrento Therapeutics, Inc.*	2,690	4,223
NanoString Technologies, Inc.*	329	4,201
Mersana Therapeutics, Inc.*	620	4,191
Oscar Health, Inc. — Class A*	836	4,172
Alector, Inc.*	440	4,162
Sangamo Therapeutics, Inc.*	848	4,155
SI-BONE, Inc.*	237	4,138
Nektar Therapeutics*	1,284	4,109
Mission Produce, Inc.*	284	4,107
Nurix Therapeutics, Inc.*	314	4,091
DICE Therapeutics, Inc.*	201	4,076
Resources Connection, Inc.	225	4,066
National Research Corp. — Class A	102	4,060
Point Biopharma Global, Inc.*	524	4,051
Pulmonx Corp.*	242	4,032
Caribou Biosciences, Inc.*	382	4,030
Design Therapeutics, Inc.*	240	4,013
Invitae Corp.*	1,629	4,007
MaxCyte, Inc.*	616	4,004
Barrett Business Services, Inc.	51	3,978
Inogen, Inc.*	163	3,958
Arcellx, Inc.*	209	3,923
Agenus, Inc.*	1,911	3,918
Franklin Covey Co.*	86	3,904
Cardiovascular Systems, Inc.*	281	3,895
Vanda Pharmaceuticals, Inc.*	393	3,883
Calavo Growers, Inc.	122	3,873
Transcat, Inc.*	51	3,860
2seventy bio, Inc.*	265	3,856
Collegium Pharmaceutical, Inc.*	240	3,845
Artivion, Inc.*	276	3,820
ViewRay, Inc.*	1,048	3,815
CTI BioPharma Corp.*	655	3,812
Paya Holdings, Inc.*	619	3,782
Bionano Genomics, Inc.*	2,066	3,781
Duckhorn Portfolio, Inc.*	262	3,781
Sana Biotechnology, Inc.*	630	3,780
Ideaya Biosciences, Inc.*	252	3,760
Viridian Therapeutics, Inc.*	183	3,753
Y-mAbs Therapeutics, Inc.*	260	3,749
Inhibrx, Inc.*	207	3,716
AnaptysBio, Inc.*	143	3,648
NGM Biopharmaceuticals, Inc.*	278	3,636
Ennis, Inc.	180	3,623
Heidrick & Struggles International, Inc.	139	3,613
Tootsie Roll Industries, Inc.	108	3,594
Erasca, Inc.*	459	3,580
SIGA Technologies, Inc.	334	3,440
Axogen, Inc.*	287	3,421
Nano-X Imaging Ltd.*	297	3,407
Hackett Group, Inc.	192	3,402
Kelly Services, Inc. — Class A	249	3,384
LifeStance Health Group, Inc.*	511	3,383
Benson Hill, Inc.*	1,211	3,318
Day One Biopharmaceuticals, Inc.*	165	3,305
Paysafe Ltd.*	2,393	3,302
2U, Inc.*	528	3,300
Cass Information Systems, Inc.	95	3,296

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
ACCO Brands Corp.	670	$3,283
Seres Therapeutics, Inc.*	499	3,204
Bluebird Bio, Inc.*	506	3,203
ADMA Biologics, Inc.*	1,315	3,196
iTeos Therapeutics, Inc.*	167	3,181
I3 Verticals, Inc. — Class A*	157	3,145
PMV Pharmaceuticals, Inc.*	261	3,106
Atea Pharmaceuticals, Inc.*	540	3,073
Heron Therapeutics, Inc.*	728	3,072
SomaLogic, Inc.*	1,059	3,071
Cimpress plc*	125	3,060
Carriage Services, Inc. — Class A	95	3,055
Nkarta, Inc.*	230	3,027
CareMax, Inc.*	422	2,992
Esperion Therapeutics, Inc.*	446	2,988
Cara Therapeutics, Inc.*	317	2,967
Sterling Check Corp.*	168	2,963
Karyopharm Therapeutics, Inc.*	539	2,943
Surmodics, Inc.*	96	2,918
V2X, Inc.*	82	2,903
ANI Pharmaceuticals, Inc.*	90	2,893
Forrester Research, Inc.*	80	2,881
ImmunityBio, Inc.*,1	579	2,878
Adicet Bio, Inc.*	201	2,858
Dyne Therapeutics, Inc.*	224	2,845
Seer, Inc.*	366	2,833
Kezar Life Sciences, Inc.*	329	2,833
Kiniksa Pharmaceuticals Ltd. — Class A*	220	2,825
Imago Biosciences, Inc.*	186	2,799
Arlo Technologies, Inc.*	602	2,793
Agiliti, Inc.*	194	2,776
European Wax Center, Inc. — Class A	150	2,767
Protagonist Therapeutics, Inc.*	326	2,748
Cullinan Oncology, Inc.*	211	2,705
Ocugen, Inc.*	1,515	2,697
Inovio Pharmaceuticals, Inc.*	1,555	2,682
Quanterix Corp.*	240	2,645
Orthofix Medical, Inc.*	137	2,618
C4 Therapeutics, Inc.*	298	2,613
Vital Farms, Inc.*	211	2,525
KalVista Pharmaceuticals, Inc.*	174	2,525
Central Garden & Pet Co.*	70	2,523
BrightView Holdings, Inc.*	315	2,501
Anika Therapeutics, Inc.*	104	2,475
Kinnate Biopharma, Inc.*	207	2,474
Tricida, Inc.*	236	2,473
Custom Truck One Source, Inc.*	422	2,460
Atara Biotherapeutics, Inc.*	650	2,457
Arcturus Therapeutics Holdings, Inc.*	164	2,431
Intercept Pharmaceuticals, Inc.*	173	2,413
Instil Bio, Inc.*	492	2,381
Albireo Pharma, Inc.*	122	2,362
Aura Biosciences, Inc.*	130	2,356
Mirum Pharmaceuticals, Inc.*	112	2,353
Nuvalent, Inc. — Class A*	120	2,333
Turning Point Brands, Inc.	109	2,314
Cue Health, Inc.*,1	763	2,297
MiMedx Group, Inc.*	798	2,290
Ocular Therapeutix, Inc.*	545	2,262
Vita Coco Company, Inc.*	197	2,244
Tarsus Pharmaceuticals, Inc.*	128	2,191
Eiger BioPharmaceuticals, Inc.*	290	2,184
Utah Medical Products, Inc.	25	2,133
Tejon Ranch Co.*	147	2,117
Aaron’s Company, Inc.	215	2,090
Vera Therapeutics, Inc.*	98	2,088
Affimed N.V.*	1,007	2,074
Inotiv, Inc.*	123	2,073
Edgewise Therapeutics, Inc.*	210	2,066
Stoke Therapeutics, Inc.*	159	2,042
Evolus, Inc.*	251	2,021
Core Scientific, Inc.*,1	1,548	2,012
OraSure Technologies, Inc.*	517	1,959
Fulcrum Therapeutics, Inc.*	242	1,958
Eagle Pharmaceuticals, Inc.*	74	1,955
Pennant Group, Inc.*	185	1,926
Seneca Foods Corp. — Class A*	38	1,917
Phibro Animal Health Corp. — Class A	144	1,914
Vaxart, Inc.*	877	1,912
Community Health Systems, Inc.*	885	1,903
Nuvation Bio, Inc.*	824	1,846
Liquidia Corp.*	338	1,839
Kodiak Sciences, Inc.*	236	1,827
ShotSpotter, Inc.*	63	1,812
Phathom Pharmaceuticals, Inc.*	163	1,806
MeiraGTx Holdings plc*	214	1,800
Provention Bio, Inc.*	396	1,782
Quantum-Si, Inc.*	646	1,777
RxSight, Inc.*	146	1,752
Generation Bio Co.*	329	1,747
Allovir, Inc.*	220	1,736
Sutro Biopharma, Inc.*	311	1,726
Tattooed Chef, Inc.*	346	1,723
4D Molecular Therapeutics, Inc.*	212	1,704
Monte Rosa Therapeutics, Inc.*	203	1,659
Landec Corp.*	186	1,654
Janux Therapeutics, Inc.*	121	1,638
Rallybio Corp.*	113	1,635
Alta Equipment Group, Inc.	148	1,629
IGM Biosciences, Inc.*	71	1,615
Honest Company, Inc.*	460	1,610
Bioxcel Therapeutics, Inc.*	136	1,607
Organogenesis Holdings, Inc.*	495	1,604
Immunovant, Inc.*	283	1,579
HilleVax, Inc.*	92	1,572
Joint Corp.*	100	1,571
Bioventus, Inc. — Class A*	224	1,568
iRadimed Corp.	51	1,533
Precigen, Inc.*	714	1,514
WW International, Inc.*	384	1,509
MacroGenics, Inc.*	427	1,477
Amneal Pharmaceuticals, Inc.*	729	1,473

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
EyePoint Pharmaceuticals, Inc.*	185	$1,463
Xeris Biopharma Holdings, Inc.*	937	1,462
Arbutus Biopharma Corp.*	764	1,459
ALX Oncology Holdings, Inc.*	152	1,455
Zynex, Inc.	160	1,451
Zimvie, Inc.*	147	1,451
Aadi Bioscience, Inc.*	102	1,441
Rigel Pharmaceuticals, Inc.*	1,221	1,441
Bright Health Group, Inc.*	1,366	1,434
SeaSpine Holdings Corp.*	251	1,426
BRC, Inc. — Class A*	182	1,407
Century Therapeutics, Inc.*	142	1,404
PetIQ, Inc.*	194	1,339
Akoya Biosciences, Inc.*	112	1,316
Vicarious Surgical, Inc.*,1	386	1,293
Universal Technical Institute, Inc.*	229	1,246
Alico, Inc.	44	1,242
Lexicon Pharmaceuticals, Inc.*	515	1,236
Foghorn Therapeutics, Inc.*	142	1,218
American Public Education, Inc.*	133	1,216
Willdan Group, Inc.*	82	1,214
Information Services Group, Inc.	251	1,195
Tango Therapeutics, Inc.*	330	1,195
Absci Corp.*	373	1,168
Village Super Market, Inc. — Class A	60	1,160
Chimerix, Inc.*	596	1,150
Invivyd, Inc.*	364	1,139
Berkeley Lights, Inc.*	395	1,130
Whole Earth Brands, Inc.*	288	1,106
Celularity, Inc.*	475	1,097
PFSweb, Inc.*	117	1,090
Aerovate Therapeutics, Inc.*	65	1,078
Tactile Systems Technology, Inc.*	137	1,067
22nd Century Group, Inc.*	1,145	1,062
Outlook Therapeutics, Inc.*	838	1,022
AppHarvest, Inc.*	506	997
HF Foods Group, Inc.*	256	991
Singular Genomics Systems, Inc.*	395	988
Distribution Solutions Group, Inc.*	35	986
Sema4 Holdings Corp.*	1,119	982
Kronos Bio, Inc.*	288	965
VBI Vaccines, Inc.*	1,364	963
Spire Global, Inc.*	885	956
Bakkt Holdings, Inc.*	402	917
P3 Health Partners, Inc.*	180	832
Tyra Biosciences, Inc.*	93	817
Innovage Holding Corp.*	136	800
Alpine Immune Sciences, Inc.*	111	799
Nature’s Sunshine Products, Inc.*	96	791
Moneylion, Inc.*	882	787
Beachbody Company, Inc.*	741	748
Rent the Runway, Inc. — Class A*	331	728
Athira Pharma, Inc.*	241	716
Nautilus Biotechnology, Inc.*	337	714
Natural Grocers by Vitamin Cottage, Inc.	66	712
Science 37 Holdings, Inc.*	441	710
Jounce Therapeutics, Inc.*	299	700
Theseus Pharmaceuticals, Inc.*	120	696
StoneMor, Inc.*	194	665
Vintage Wine Estates, Inc.*	229	634
Quad/Graphics, Inc.*	246	630
Oncology Institute, Inc.*	133	616
Praxis Precision Medicines, Inc.*	268	608
Tenaya Therapeutics, Inc.*	198	574
AN2 Therapeutics, Inc.*	33	574
Priority Technology Holdings, Inc.*	127	573
AirSculpt Technologies, Inc.	88	566
PepGen, Inc.*	60	545
ATI Physical Therapy, Inc.*	529	529
Icosavax, Inc.*	158	499
Aveanna Healthcare Holdings, Inc.*	315	472
Thorne HealthTech, Inc.*	97	459
Bird Global, Inc. — Class A*	1,213	428
Talaris Therapeutics, Inc.*	159	418
Humacyte, Inc.*	125	408
Local Bounti Corp.*	133	378
Pardes Biosciences, Inc.*	200	370
Babylon Holdings Ltd. — Class A*	771	364
Cipher Mining, Inc.*	276	348
MarketWise, Inc.*	121	276
CompoSecure, Inc.*	55	276
Enochian Biosciences, Inc.*	140	253
GreenLight Biosciences Holdings PBC*,1	100	232
VistaGen Therapeutics, Inc.*	1,378	210
Greenidge Generation Holdings, Inc.*	91	182
Wejo Group Ltd.*	162	177
Alpha Teknova, Inc.*	44	147
Owlet, Inc.*	117	125
Boxed, Inc.*	82	76
Gelesis Holdings, Inc.*	70	76
Tenon Medical, Inc.*	23	30
Leafly Holdings, Inc.*	32	22
Total Consumer, Non-cyclical		3,939,327

Financial - 14.3%
SouthState Corp.	531	42,013
Kinsale Capital Group, Inc.	153	39,079
Glacier Bancorp, Inc.	787	38,665
First Financial Bankshares, Inc.	920	38,484
Agree Realty Corp. REIT	557	37,642
STAG Industrial, Inc. REIT	1,277	36,305
Selective Insurance Group, Inc.	422	34,351
Old National Bancorp	2,076	34,192
Valley National Bancorp	3,049	32,929
United Bankshares, Inc.	921	32,926
Cadence Bank	1,280	32,525
Home BancShares, Inc.	1,346	30,298
ServisFirst Bancshares, Inc.	355	28,400
RLI Corp.	276	28,257
Blackstone Mortgage Trust, Inc. — Class A REIT	1,205	28,125
Ryman Hospitality Properties, Inc. REIT	381	28,038
Hancock Whitney Corp.	610	27,944

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Terreno Realty Corp. REIT	526	$27,873
Houlihan Lokey, Inc.	353	26,609
Kite Realty Group Trust REIT	1,542	26,553
UMB Financial Corp.	312	26,298
Independence Realty Trust, Inc. REIT	1,569	26,249
First Interstate BancSystem, Inc. — Class A	645	26,026
Essent Group Ltd.	746	26,013
United Community Banks, Inc.	752	24,891
Independent Bank Corp.	323	24,073
Physicians Realty Trust REIT	1,592	23,944
CVB Financial Corp.	941	23,826
PotlatchDeltic Corp. REIT	562	23,064
Community Bank System, Inc.	378	22,710
Phillips Edison & Company, Inc. REIT	809	22,692
Radian Group, Inc.	1,144	22,068
Eastern Bankshares, Inc.	1,101	21,624
Sabra Health Care REIT, Inc.	1,634	21,438
Apple Hospitality REIT, Inc.	1,523	21,413
Associated Banc-Corp.	1,056	21,204
Ameris Bancorp	468	20,924
Texas Capital Bancshares, Inc.*	353	20,838
WSFS Financial Corp.	446	20,721
Pacific Premier Bancorp, Inc.	664	20,557
Mr Cooper Group, Inc.*	497	20,129
Federated Hermes, Inc. — Class B	602	19,938
Cathay General Bancorp	510	19,615
Essential Properties Realty Trust, Inc. REIT	992	19,294
American Equity Investment Life Holding Co.	511	19,055
Simmons First National Corp. — Class A	867	18,892
BankUnited, Inc.	549	18,759
Corporate Office Properties Trust REIT	798	18,538
Equity Commonwealth REIT	752	18,319
Broadstone Net Lease, Inc. REIT	1,177	18,279
Walker & Dunlop, Inc.	218	18,253
Fulton Financial Corp.	1,148	18,138
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	603	18,048
First BanCorp	1,309	17,907
LXP Industrial Trust REIT	1,950	17,862
Innovative Industrial Properties, Inc. REIT	197	17,434
National Health Investors, Inc. REIT	303	17,129
Silvergate Capital Corp. — Class A*	222	16,728
Trupanion, Inc.*	276	16,403
Columbia Banking System, Inc.	558	16,121
Atlantic Union Bankshares Corp.	530	16,101
International Bancshares Corp.	378	16,065
Outfront Media, Inc. REIT	1,036	15,737
First Merchants Corp.	405	15,665
Independent Bank Group, Inc.	253	15,532
Moelis & Co. — Class A	450	15,215
Hamilton Lane, Inc. — Class A	250	14,902
Jackson Financial, Inc. — Class A	535	14,846
SITE Centers Corp. REIT	1,379	14,769
McGrath RentCorp	172	14,424
Palomar Holdings, Inc.*	172	14,400
CNO Financial Group, Inc.	801	14,394
Banner Corp.	242	14,297
Sunstone Hotel Investors, Inc. REIT	1,497	14,102
First Financial Bancorp	660	13,913
Axos Financial, Inc.*	406	13,897
Stock Yards Bancorp, Inc.	203	13,806
WesBanco, Inc.	413	13,782
Washington Federal, Inc.	459	13,761
Four Corners Property Trust, Inc. REIT	567	13,716
Enstar Group Ltd.*	79	13,398
Arbor Realty Trust, Inc. REIT	1,165	13,397
Pebblebrook Hotel Trust REIT	919	13,335
Trustmark Corp.	434	13,293
Seacoast Banking Corporation of Florida	429	12,969
Focus Financial Partners, Inc. — Class A*	411	12,951
Kennedy-Wilson Holdings, Inc.	836	12,925
Cushman & Wakefield plc*	1,125	12,881
TowneBank	477	12,798
Park National Corp.	102	12,697
Lakeland Financial Corp.	174	12,669
Heartland Financial USA, Inc.	291	12,618
Piper Sandler Cos.	120	12,569
BancFirst Corp.	139	12,436
Genworth Financial, Inc. — Class A*	3,545	12,407
CareTrust REIT, Inc.	683	12,369
Flagstar Bancorp, Inc.	370	12,358
Renasant Corp.	387	12,105
Macerich Co. REIT	1,524	12,101
NMI Holdings, Inc. — Class A*	587	11,957
Retail Opportunity Investments Corp. REIT	853	11,737
Uniti Group, Inc. REIT	1,679	11,669
Northwest Bancshares, Inc.	860	11,619
Navient Corp.	786	11,546
RLJ Lodging Trust REIT	1,132	11,456
Artisan Partners Asset Management, Inc. — Class A	425	11,445
Bank of NT Butterfield & Son Ltd.	352	11,426
Cohen & Steers, Inc.	180	11,273
NBT Bancorp, Inc.	296	11,233
Xenia Hotels & Resorts, Inc. REIT	810	11,170
PJT Partners, Inc. — Class A	167	11,159
DiamondRock Hospitality Co. REIT	1,484	11,145
Bread Financial Holdings, Inc.	354	11,133
Sandy Spring Bancorp, Inc.	313	11,036
Enterprise Financial Services Corp.	250	11,010
BRP Group, Inc. — Class A*	414	10,909
Washington Real Estate Investment Trust REIT	619	10,870
Urban Edge Properties REIT	810	10,805
Horace Mann Educators Corp.	295	10,411
Cannae Holdings, Inc.*	503	10,392
Hope Bancorp, Inc.	820	10,365
LTC Properties, Inc. REIT	276	10,336
InvenTrust Properties Corp. REIT	480	10,238
Easterly Government Properties, Inc. REIT	645	10,172
StoneX Group, Inc.*	122	10,119

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Provident Financial Services, Inc.	516	$10,062
Eagle Bancorp, Inc.	224	10,040
TriCo Bancshares	224	10,002
Veritex Holdings, Inc.	372	9,891
Tanger Factory Outlet Centers, Inc. REIT	718	9,822
FB Financial Corp.	257	9,820
Westamerica BanCorp	185	9,674
City Holding Co.	104	9,224
Piedmont Office Realty Trust, Inc. — Class A REIT	870	9,187
First Bancorp	250	9,145
StepStone Group, Inc. — Class A	373	9,142
Flywire Corp.*	391	8,977
American Assets Trust, Inc. REIT	349	8,976
Triumph Bancorp, Inc.*	165	8,968
PRA Group, Inc.*	272	8,938
Hilltop Holdings, Inc.	352	8,747
Bancorp, Inc.*	394	8,660
Chimera Investment Corp. REIT	1,641	8,566
Alexander & Baldwin, Inc. REIT	513	8,506
PennyMac Financial Services, Inc.	198	8,494
Berkshire Hills Bancorp, Inc.	311	8,490
First Commonwealth Financial Corp.	661	8,487
Acadia Realty Trust REIT	659	8,317
Stewart Information Services Corp.	190	8,292
OFG Bancorp	329	8,268
Apollo Commercial Real Estate Finance, Inc. REIT	996	8,267
Safety Insurance Group, Inc.	101	8,238
Paramount Group, Inc. REIT	1,321	8,230
Nelnet, Inc. — Class A	103	8,157
Two Harbors Investment Corp. REIT	2,445	8,117
Brandywine Realty Trust REIT	1,202	8,113
S&T Bancorp, Inc.	276	8,090
Newmark Group, Inc. — Class A	1,000	8,060
Getty Realty Corp. REIT	299	8,040
First Busey Corp.	365	8,023
LendingClub Corp.*	717	7,923
Global Net Lease, Inc. REIT	737	7,849
Virtus Investment Partners, Inc.	49	7,816
St. Joe Co.	244	7,815
Compass Diversified Holdings	429	7,748
Apartment Investment and Management Co. — Class A REIT	1,060	7,738
PennyMac Mortgage Investment Trust REIT	651	7,669
OceanFirst Financial Corp.	411	7,661
NETSTREIT Corp. REIT	430	7,658
National Bank Holdings Corp. — Class A	207	7,657
Claros Mortgage Trust, Inc.	651	7,643
Southside Bancshares, Inc.	216	7,638
Capitol Federal Financial, Inc.	920	7,636
Encore Capital Group, Inc.*	167	7,595
ProAssurance Corp.	382	7,453
NexPoint Residential Trust, Inc. REIT	160	7,394
Centerspace REIT	109	7,338
Tompkins Financial Corp.	100	7,262
Ladder Capital Corp. — Class A REIT	804	7,204
Cowen, Inc. — Class A	186	7,187
BGC Partners, Inc. — Class A	2,261	7,100
Live Oak Bancshares, Inc.	232	7,099
Lakeland Bancorp, Inc.	441	7,060
German American Bancorp, Inc.	196	6,999
Lemonade, Inc.*	329	6,968
Veris Residential, Inc. REIT*	610	6,936
Dime Community Bancshares, Inc.	236	6,910
Pathward Financial, Inc.	205	6,757
Employers Holdings, Inc.	195	6,726
Enova International, Inc.*	225	6,586
First Foundation, Inc.	362	6,567
Heritage Financial Corp.	245	6,485
Customers Bancorp, Inc.*	219	6,456
Premier Financial Corp.	251	6,451
Blucora, Inc.*	333	6,440
Franklin BSP Realty Trust, Inc. REIT[1]	596	6,419
Empire State Realty Trust, Inc. — Class A REIT	978	6,416
Anywhere Real Estate, Inc.*	791	6,415
B Riley Financial, Inc.	144	6,411
AMERISAFE, Inc.	136	6,355
Farmer Mac — Class C	64	6,345
New York Mortgage Trust, Inc. REIT	2,690	6,295
Brookline Bancorp, Inc.	537	6,256
Preferred Bank/Los Angeles CA	94	6,132
Nicolet Bankshares, Inc.*	87	6,128
Origin Bancorp, Inc.	159	6,117
ConnectOne Bancorp, Inc.	263	6,065
Service Properties Trust REIT	1,162	6,031
KKR Real Estate Finance Trust, Inc. REIT	366	5,947
Banc of California, Inc.	372	5,941
James River Group Holdings Ltd.	260	5,931
Marcus & Millichap, Inc.	176	5,769
QCR Holdings, Inc.	113	5,756
Washington Trust Bancorp, Inc.	123	5,717
Allegiance Bancshares, Inc.	137	5,703
Peoples Bancorp, Inc.	197	5,699
UMH Properties, Inc. REIT	350	5,653
MFA Financial, Inc. REIT	726	5,648
Necessity Retail REIT, Inc.	946	5,562
Community Healthcare Trust, Inc. REIT	168	5,502
eXp World Holdings, Inc.	485	5,437
Bluerock Residential Growth REIT, Inc.	203	5,430
Mercury General Corp.	189	5,371
Ready Capital Corp. REIT	524	5,313
1st Source Corp.	114	5,278
International Money Express, Inc.*	230	5,242
Columbia Financial, Inc.*	245	5,177
Horizon Bancorp, Inc.	285	5,119
Hanmi Financial Corp.	214	5,068
Radius Global Infrastructure, Inc. — Class A*	529	4,983
Summit Hotel Properties, Inc. REIT	741	4,980
Amerant Bancorp, Inc.	199	4,943

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Armada Hoffler Properties, Inc. REIT	475	$4,930
Univest Financial Corp.	206	4,837
CBL & Associates Properties, Inc. REIT[1]	188	4,815
Goosehead Insurance, Inc. — Class A*	135	4,811
Office Properties Income Trust REIT	339	4,763
Redwood Trust, Inc. REIT	824	4,730
Enact Holdings, Inc.	213	4,722
Heritage Commerce Corp.	416	4,717
Broadmark Realty Capital, Inc. REIT	921	4,706
Metropolitan Bank Holding Corp.*	73	4,698
Kearny Financial Corp.	439	4,662
Ellington Financial, Inc. REIT	402	4,571
WisdomTree Investments, Inc.	964	4,512
Community Trust Bancorp, Inc.	111	4,501
Plymouth Industrial REIT, Inc.	267	4,488
RPT Realty REIT	591	4,468
Northfield Bancorp, Inc.	310	4,436
Camden National Corp.	102	4,345
iStar, Inc. REIT	469	4,343
Redfin Corp.*	743	4,339
United Fire Group, Inc.	151	4,338
HarborOne Bancorp, Inc.	323	4,335
Argo Group International Holdings Ltd.	225	4,333
Compass, Inc. — Class A*	1,844	4,278
BrightSpire Capital, Inc. REIT	674	4,253
First Mid Bancshares, Inc.	132	4,220
CrossFirst Bankshares, Inc.*	322	4,202
Gladstone Commercial Corp. REIT	271	4,200
TrustCo Bank Corporation NY	133	4,179
First Bancshares, Inc.	139	4,152
Peapack-Gladstone Financial Corp.	123	4,139
Ambac Financial Group, Inc.*	324	4,131
Gladstone Land Corp. REIT	228	4,127
Farmland Partners, Inc. REIT	324	4,105
Safehold, Inc. REIT	154	4,075
Brookfield Business Corp. — Class A	184	4,066
Central Pacific Financial Corp.	191	3,952
Flushing Financial Corp.	204	3,952
Universal Health Realty Income Trust REIT	91	3,932
Old Second Bancorp, Inc.	300	3,915
Great Southern Bancorp, Inc.	68	3,881
Cambridge Bancorp	48	3,828
Stellar Bancorp, Inc.	130	3,803
First Community Bankshares, Inc.	116	3,715
Global Medical REIT, Inc.	432	3,681
First Financial Corp.	81	3,660
HomeStreet, Inc.	127	3,659
Dynex Capital, Inc. REIT	309	3,600
ARMOUR Residential REIT, Inc.	727	3,540
Midland States Bancorp, Inc.	150	3,536
Orion Office REIT, Inc.	404	3,535
Byline Bancorp, Inc.	174	3,524
Bank First Corp.	46	3,518
Diamond Hill Investment Group, Inc.	21	3,465
TPG RE Finance Trust, Inc. REIT	488	3,416
Brightsphere Investment Group, Inc.	229	3,414
Chatham Lodging Trust REIT*	339	3,346
Bank of Marin Bancorp	111	3,324
Ares Commercial Real Estate Corp. REIT	317	3,313
Urstadt Biddle Properties, Inc. — Class A REIT	210	3,257
Mercantile Bank Corp.	109	3,238
Equity Bancshares, Inc. — Class A	109	3,230
Business First Bancshares, Inc.	150	3,229
SiriusPoint Ltd.*	652	3,227
Saul Centers, Inc. REIT	84	3,150
Alexander’s, Inc. REIT	15	3,134
MBIA, Inc.*	340	3,128
City Office REIT, Inc.	302	3,011
Capital City Bank Group, Inc.	96	2,987
Coastal Financial Corp.*	74	2,941
Mid Penn Bancorp, Inc.	102	2,930
Farmers National Banc Corp.	223	2,919
Arrow Financial Corp.	100	2,879
Southern Missouri Bancorp, Inc.	56	2,858
World Acceptance Corp.*	29	2,808
Whitestone REIT — Class B	331	2,800
AssetMark Financial Holdings, Inc.*	153	2,798
Bar Harbor Bankshares	105	2,785
Carter Bankshares, Inc.*	172	2,769
National Western Life Group, Inc. — Class A	16	2,733
EZCORP, Inc. — Class A*	354	2,729
MidWestOne Financial Group, Inc.	100	2,729
Victory Capital Holdings, Inc. — Class A	117	2,727
First of Long Island Corp.	158	2,724
SmartFinancial, Inc.	110	2,718
Independent Bank Corp.	142	2,712
CNB Financial Corp.	114	2,687
Capstar Financial Holdings, Inc.	144	2,668
Invesco Mortgage Capital, Inc. REIT	236	2,620
Financial Institutions, Inc.	108	2,600
Metrocity Bankshares, Inc.	132	2,592
Citizens & Northern Corp.	107	2,587
RMR Group, Inc. — Class A	109	2,582
Merchants Bancorp	111	2,561
FRP Holdings, Inc.*	47	2,555
Five Star Bancorp	90	2,552
Seritage Growth Properties REIT*	282	2,544
Industrial Logistics Properties Trust REIT	460	2,530
RE/MAX Holdings, Inc. — Class A	133	2,515
Hingham Institution For Savings The	10	2,511
One Liberty Properties, Inc. REIT	116	2,438
Granite Point Mortgage Trust, Inc. REIT	378	2,434
Republic Bancorp, Inc. — Class A	63	2,413
Bridgewater Bancshares, Inc.*	146	2,405
West BanCorp, Inc.	115	2,393
GCM Grosvenor, Inc. — Class A	303	2,391
Alerus Financial Corp.	107	2,365
American National Bankshares, Inc.	74	2,364
Peoples Financial Services Corp.	50	2,342

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Farmers & Merchants Bancorp Incorporated/Archbold OH	86	$2,311
CTO Realty Growth, Inc. REIT	123	2,305
HomeTrust Bancshares, Inc.	104	2,298
Waterstone Financial, Inc.	142	2,295
Amalgamated Financial Corp.	100	2,255
Southern First Bancshares, Inc.*	54	2,250
RBB Bancorp	106	2,203
Douglas Elliman, Inc.	535	2,194
Shore Bancshares, Inc.	126	2,182
First Internet Bancorp	64	2,167
Civista Bancshares, Inc.	104	2,159
Summit Financial Group, Inc.	79	2,128
Braemar Hotels & Resorts, Inc. REIT	484	2,081
Hippo Holdings, Inc.*	112	2,075
Blue Foundry Bancorp*	186	2,074
Orchid Island Capital, Inc. REIT	251	2,058
Home Bancorp, Inc.	52	2,027
Guaranty Bancshares, Inc.	58	2,006
MVB Financial Corp.	72	2,004
Indus Realty Trust, Inc. REIT	38	1,990
John Marshall Bancorp, Inc.	81	1,989
South Plains Financial, Inc.	72	1,984
Enterprise Bancorp, Inc.	66	1,974
Oppenheimer Holdings, Inc. — Class A	62	1,921
Sierra Bancorp	97	1,916
Primis Financial Corp.	157	1,904
First Bancorp, Inc.	69	1,901
First Business Financial Services, Inc.	57	1,842
Esquire Financial Holdings, Inc.	49	1,840
Franklin Street Properties Corp. REIT	699	1,838
Postal Realty Trust, Inc. — Class A REIT	125	1,834
Perella Weinberg Partners	289	1,829
Universal Insurance Holdings, Inc.	185	1,822
Tiptree, Inc. — Class A	169	1,818
Orrstown Financial Services, Inc.	76	1,818
HCI Group, Inc.	46	1,803
ACNB Corp.	60	1,802
Hersha Hospitality Trust — Class A REIT	222	1,772
LendingTree, Inc.*	74	1,766
Northeast Bank	48	1,760
Macatawa Bank Corp.	186	1,722
BCB Bancorp, Inc.	102	1,717
AFC Gamma, Inc. REIT	112	1,714
BRT Apartments Corp. REIT	84	1,706
Diversified Healthcare Trust REIT	1,683	1,666
Ashford Hospitality Trust, Inc. REIT*	243	1,655
Sculptor Capital Management, Inc.	186	1,644
FVCBankcorp, Inc.*	85	1,629
BayCom Corp.	92	1,617
NerdWallet, Inc. — Class A*	182	1,614
Red River Bancshares, Inc.	32	1,582
PCSB Financial Corp.	88	1,578
Regional Management Corp.	55	1,542
Third Coast Bancshares, Inc.*	90	1,540
Blue Ridge Bankshares, Inc.	121	1,538
Colony Bankcorp, Inc.	116	1,511
Parke Bancorp, Inc.	72	1,509
First Bank/Hamilton NJ	110	1,504
PCB Bancorp	82	1,482
Capital Bancorp, Inc.	64	1,478
Provident Bancorp, Inc.	102	1,460
Donegal Group, Inc. — Class A	107	1,443
First Western Financial, Inc.*	56	1,380
Greenlight Capital Re Ltd. — Class A*	185	1,376
Greene County Bancorp, Inc.	24	1,375
Manning & Napier, Inc. — Class A	112	1,374
HBT Financial, Inc.	72	1,307
Investors Title Co.	9	1,269
Unity Bancorp, Inc.	50	1,256
Luther Burbank Corp.	106	1,232
Bankwell Financial Group, Inc.	40	1,164
Silvercrest Asset Management Group, Inc. — Class A	71	1,161
Pzena Investment Management, Inc. — Class A	118	1,119
Legacy Housing Corp.*	62	1,063
Angel Oak Mortgage, Inc. REIT	85	1,018
USCB Financial Holdings, Inc.*	76	996
Stratus Properties, Inc.	42	979
Republic First Bancorp, Inc.*	342	968
First Guaranty Bancshares, Inc.	43	941
Oportun Financial Corp.*	197	861
Nexpoint Real Estate Finance, Inc. REIT	56	839
NI Holdings, Inc.*	60	802
Atlanticus Holdings Corp.*	30	787
Pioneer Bancorp, Inc.*	82	781
Sterling Bancorp, Inc.*	121	730
Chicago Atlantic Real Estate Finance, Inc.	49	706
Selectquote, Inc.*	946	691
Crawford & Co. — Class A	119	683
eHealth, Inc.*	172	673
Velocity Financial, Inc.*	62	672
Curo Group Holdings Corp.	155	622
Clipper Realty, Inc. REIT	85	592
Offerpad Solutions, Inc.*	483	585
GAMCO Investors, Inc. — Class A	34	580
Trean Insurance Group, Inc.*	160	544
Consumer Portfolio Services, Inc.*	67	487
Associated Capital Group, Inc. — Class A	12	441
Doma Holdings, Inc.*	969	426
Root, Inc. — Class A*	54	426
SWK Holdings Corp.*	25	425
Finance of America Companies, Inc. — Class A*	275	407
Transcontinental Realty Investors, Inc.*	9	363
OppFi, Inc.*	95	219
Sunlight Financial Holdings, Inc.*	172	213
American Realty Investors, Inc.*	11	175
Applied Blockchain, Inc.*	57	97
Cryptyde, Inc.*	130	90

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Home Point Capital, Inc.	57	$88
Total Financial		3,602,725

Industrial - 8.0%
Chart Industries, Inc.*	260	47,931
RBC Bearings, Inc.*	202	41,978
EMCOR Group, Inc.	345	39,841
Saia, Inc.*	188	35,720
Exponent, Inc.	359	31,473
UFP Industries, Inc.	422	30,451
Novanta, Inc.*	251	29,028
Applied Industrial Technologies, Inc.	271	27,853
Evoqua Water Technologies Corp.*	833	27,547
Casella Waste Systems, Inc. — Class A*	353	26,966
Franklin Electric Company, Inc.	326	26,637
Fluor Corp.*	1,007	25,064
Fabrinet*	262	25,008
Bloom Energy Corp. — Class A*	1,245	24,888
Comfort Systems USA, Inc.	251	24,430
Watts Water Technologies, Inc. — Class A	194	24,392
Simpson Manufacturing Company, Inc.	307	24,069
Mueller Industries, Inc.	396	23,538
Atkore International Group, Inc.*	291	22,643
Aerojet Rocketdyne Holdings, Inc.*	562	22,474
Zurn Elkay Water Solutions Corp.	879	21,536
GATX Corp.	251	21,373
Advanced Energy Industries, Inc.	266	20,591
Summit Materials, Inc. — Class A*	839	20,102
Arcosa, Inc.	343	19,613
Dycom Industries, Inc.*	204	19,488
John Bean Technologies Corp.	224	19,264
Badger Meter, Inc.	207	19,125
Atlas Air Worldwide Holdings, Inc.*	198	18,923
Sanmina Corp.*	402	18,524
Belden, Inc.	305	18,306
Hillenbrand, Inc.	489	17,956
Golar LNG Ltd.*	715	17,818
Albany International Corp. — Class A	220	17,343
Forward Air Corp.	190	17,149
SPX Technologies, Inc.*	309	17,063
Plexus Corp.*	194	16,987
Werner Enterprises, Inc.	447	16,807
AAON, Inc.	311	16,757
EnerSys	288	16,753
Matson, Inc.	272	16,734
Vishay Intertechnology, Inc.	936	16,651
Boise Cascade Co.	280	16,649
Hub Group, Inc. — Class A*	238	16,417
Cactus, Inc. — Class A	417	16,025
Federal Signal Corp.	423	15,786
Altra Industrial Motion Corp.	461	15,499
Encore Wire Corp.	130	15,020
AeroVironment, Inc.*	174	14,505
Scorpio Tankers, Inc.	344	14,462
Moog, Inc. — Class A	203	14,281
O-I Glass, Inc.*	1,101	14,258
Enovix Corp.*	770	14,118
Terex Corp.	471	14,008
Kadant, Inc.	82	13,678
Xometry, Inc. — Class A*	239	13,573
ESCO Technologies, Inc.	183	13,439
Brady Corp. — Class A	322	13,437
Itron, Inc.*	319	13,433
ArcBest Corp.	173	12,582
EnPro Industries, Inc.	147	12,492
Trinity Industries, Inc.	580	12,383
CSW Industrials, Inc.	103	12,339
International Seaways, Inc.	349	12,260
Frontdoor, Inc.*	586	11,948
NV5 Global, Inc.*	96	11,887
Energizer Holdings, Inc.	472	11,866
Kennametal, Inc.	574	11,813
Helios Technologies, Inc.	231	11,689
Materion Corp.	144	11,520
Mueller Water Products, Inc. — Class A	1,104	11,338
Masonite International Corp.*	157	11,193
Lindsay Corp.	78	11,176
Greif, Inc. — Class A	183	10,901
Air Transport Services Group, Inc.*	418	10,070
Barnes Group, Inc.	346	9,992
MYR Group, Inc.*	116	9,829
Frontline Ltd.	882	9,640
Griffon Corp.	326	9,623
TTM Technologies, Inc.*	717	9,450
CTS Corp.	224	9,330
Vicor Corp.*	156	9,226
Gibraltar Industries, Inc.*	224	9,168
Kratos Defense & Security Solutions, Inc.*	875	8,890
Alamo Group, Inc.	72	8,804
PGT Innovations, Inc.*	417	8,740
Energy Recovery, Inc.*	395	8,587
Worthington Industries, Inc.	225	8,581
AAR Corp.*	239	8,561
OSI Systems, Inc.*	115	8,287
Marten Transport Ltd.	417	7,990
Granite Construction, Inc.	312	7,922
Knowles Corp.*	634	7,716
Joby Aviation, Inc.*,1	1,777	7,694
CryoPort, Inc.*	315	7,673
TriMas Corp.	300	7,521
Construction Partners, Inc. — Class A*	283	7,423
Tennant Co.	131	7,409
SFL Corporation Ltd.	813	7,406
Enerpac Tool Group Corp.	413	7,364
DHT Holdings, Inc.	968	7,318
Mirion Technologies, Inc.*	969	7,238
Hillman Solutions Corp.*	952	7,178
Proto Labs, Inc.*	195	7,104
Standex International Corp.	85	6,940
Montrose Environmental Group, Inc.*	194	6,528
Golden Ocean Group Ltd.	869	6,491
FLEX LNG Ltd.	202	6,397
AZZ, Inc.	174	6,353

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Sturm Ruger & Company, Inc.	122	$6,196
Rocket Lab USA, Inc.*	1,509	6,142
Benchmark Electronics, Inc.	247	6,121
Primoris Services Corp.	376	6,110
PureCycle Technologies, Inc.*	752	6,069
Napco Security Technologies, Inc.*	208	6,049
Apogee Enterprises, Inc.	157	6,001
GrafTech International Ltd.	1,391	5,995
Kaman Corp.	199	5,558
Greenbrier Companies, Inc.	225	5,461
Columbus McKinnon Corp.	199	5,206
Janus International Group, Inc.*	578	5,156
JELD-WEN Holding, Inc.*	589	5,154
American Woodmark Corp.*	117	5,132
Mesa Laboratories, Inc.	36	5,070
Astec Industries, Inc.	162	5,053
Li-Cycle Holdings Corp.*	936	4,980
TimkenSteel Corp.*	329	4,932
Matthews International Corp. — Class A	216	4,841
Ichor Holdings Ltd.*	199	4,818
Heartland Express, Inc.	331	4,737
GoPro, Inc. — Class A*	926	4,565
Modine Manufacturing Co.*	352	4,555
Blink Charging Co.*	253	4,483
Teekay Tankers Ltd. — Class A*	162	4,462
Sterling Infrastructure, Inc.*	207	4,444
Chase Corp.	53	4,429
Myers Industries, Inc.	257	4,233
MicroVision, Inc.*	1,172	4,231
UFP Technologies, Inc.*	48	4,120
Eagle Bulk Shipping, Inc.	95	4,102
Triumph Group, Inc.*	453	3,891
Gorman-Rupp Co.	161	3,830
Thermon Group Holdings, Inc.*	234	3,606
Nordic American Tankers Ltd.	1,346	3,594
FARO Technologies, Inc.*	129	3,540
Great Lakes Dredge & Dock Corp.*	462	3,502
Insteel Industries, Inc.	132	3,502
Costamare, Inc.	381	3,410
Smith & Wesson Brands, Inc.	321	3,329
Heritage-Crystal Clean, Inc.*	111	3,282
Genco Shipping & Trading Ltd.	260	3,258
LSB Industries, Inc.*	224	3,192
Argan, Inc.	99	3,185
Stoneridge, Inc.*	186	3,153
Ducommun, Inc.*	79	3,133
Centrus Energy Corp. — Class A*	75	3,074
Haynes International, Inc.	87	3,055
Ryerson Holding Corp.	118	3,037
Dorian LPG Ltd.	218	2,958
nLight, Inc.*	311	2,939
Kimball Electronics, Inc.*	170	2,915
Luxfer Holdings plc	198	2,871
Cadre Holdings, Inc.	117	2,815
CyberOptics Corp.*	51	2,743
Babcock & Wilcox Enterprises, Inc.*	422	2,692
Pactiv Evergreen, Inc.	306	2,671
Allied Motion Technologies, Inc.	92	2,633
Vishay Precision Group, Inc.*	88	2,604
NuScale Power Corp.*	221	2,581
DXP Enterprises, Inc.*	108	2,557
908 Devices, Inc.*	155	2,550
National Presto Industries, Inc.	37	2,407
ESS Tech, Inc.*	571	2,336
Greif, Inc. — Class B	38	2,311
Archer Aviation, Inc. — Class A*	881	2,299
Ardmore Shipping Corp.*	247	2,255
CIRCOR International, Inc.*	131	2,160
Omega Flex, Inc.	23	2,130
Harsco Corp.*	556	2,079
AerSale Corp.*	112	2,077
Covenant Logistics Group, Inc. — Class A	71	2,038
Identiv, Inc.*	156	1,956
Northwest Pipe Co.*	69	1,939
SmartRent, Inc.*	842	1,911
Manitowoc Company, Inc.*	246	1,906
Eastman Kodak Co.*	404	1,854
Comtech Telecommunications Corp.	183	1,832
AMMO, Inc.*	619	1,814
Tredegar Corp.	192	1,812
Teekay Corp.*	494	1,774
IES Holdings, Inc.*	62	1,712
Hyster-Yale Materials Handling, Inc.	77	1,656
Universal Logistics Holdings, Inc.	52	1,649
Tutor Perini Corp.*	298	1,645
Daseke, Inc.*	288	1,558
Olympic Steel, Inc.	68	1,551
Park Aerospace Corp.	139	1,535
Radiant Logistics, Inc.*	269	1,531
Caesarstone Ltd.	160	1,490
PAM Transportation Services, Inc.*	48	1,486
Astronics Corp.*	179	1,407
Powell Industries, Inc.	65	1,370
Charge Enterprises, Inc.*	765	1,346
Safe Bulkers, Inc.	519	1,282
Evolv Technologies Holdings, Inc.*	595	1,261
Concrete Pumping Holdings, Inc.*	186	1,200
Sarcos Technology and Robotics Corp.*	537	1,192
Pure Cycle Corp.*	138	1,152
Latham Group, Inc.*	311	1,116
Akoustis Technologies, Inc.*	368	1,093
View, Inc.*,1	791	1,060
Ranpak Holdings Corp.*	308	1,053
Sight Sciences, Inc.*	153	972
Atlas Technical Consultants, Inc.*	126	838
Transphorm, Inc.*	152	765
Turtle Beach Corp.*	110	750
Karat Packaging, Inc.*	41	656
Astra Space, Inc.*	1,018	622
Hydrofarm Holdings Group, Inc.*	309	600
Berkshire Grey, Inc.*	346	588
Momentus, Inc.*	386	529

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
NL Industries, Inc.	60	$464
Redwire Corp.*,1	137	326
AEye, Inc.*	187	208
Fathom Digital Manufacturing C*	72	146
Total Industrial		2,028,418

Consumer, Cyclical - 6.7%
Murphy USA, Inc.	153	42,061
Texas Roadhouse, Inc. — Class A	473	41,274
Crocs, Inc.*	429	29,455
Light & Wonder, Inc. — Class A*	667	28,601
Wingstop, Inc.	212	26,589
Academy Sports & Outdoors, Inc.	584	24,633
Fox Factory Holding Corp.*	300	23,724
Asbury Automotive Group, Inc.*	157	23,723
Visteon Corp.*	197	20,894
Hilton Grand Vacations, Inc.*	620	20,392
Goodyear Tire & Rubber Co.*	1,986	20,039
FirstCash Holdings, Inc.	273	20,025
Skyline Champion Corp.*	378	19,985
Beacon Roofing Supply, Inc.*	363	19,863
Resideo Technologies, Inc.*	1,023	19,498
Topgolf Callaway Brands Corp.*	990	19,067
Adient plc*	672	18,648
Signet Jewelers Ltd.	323	18,472
National Vision Holdings, Inc.*	554	18,088
Taylor Morrison Home Corp. — Class A*	775	18,073
Meritage Homes Corp.*	257	18,059
Foot Locker, Inc.	577	17,962
LCI Industries	176	17,857
UniFirst Corp.	106	17,832
Papa John’s International, Inc.	230	16,102
Group 1 Automotive, Inc.	108	15,430
Dorman Products, Inc.*	186	15,274
Cracker Barrel Old Country Store, Inc.	161	14,905
Steven Madden Ltd.	551	14,695
Spirit Airlines, Inc.*	772	14,529
KB Home	556	14,412
Installed Building Products, Inc.	168	13,606
SeaWorld Entertainment, Inc.*	297	13,516
Kontoor Brands, Inc.	392	13,175
Rush Enterprises, Inc. — Class A	300	13,158
Cavco Industries, Inc.*	63	12,963
Sonos, Inc.*	903	12,552
Luminar Technologies, Inc.*,1	1,689	12,304
Red Rock Resorts, Inc. — Class A	358	12,265
GMS, Inc.*	306	12,243
Boot Barn Holdings, Inc.*	209	12,218
Shake Shack, Inc. — Class A*	265	11,920
LGI Homes, Inc.*	145	11,799
Nu Skin Enterprises, Inc. — Class A	353	11,780
Winnebago Industries, Inc.	219	11,653
Gentherm, Inc.*	234	11,637
Bloomin’ Brands, Inc.	625	11,456
Sweetgreen, Inc. — Class A*	618	11,433
Jack in the Box, Inc.	150	11,110
MDC Holdings, Inc.	405	11,105
International Game Technology plc	693	10,949
Tri Pointe Homes, Inc.*	712	10,758
iRobot Corp.*	190	10,703
ODP Corp.*	304	10,686
American Eagle Outfitters, Inc.*	1,091	10,615
Acushnet Holdings Corp.	242	10,525
Dana, Inc.	914	10,447
Cheesecake Factory, Inc.	352	10,307
Tenneco, Inc. — Class A*	584	10,156
World Fuel Services Corp.	433	10,150
PriceSmart, Inc.	174	10,021
Everi Holdings, Inc.*	609	9,878
XPEL, Inc.*	153	9,859
Oxford Industries, Inc.	107	9,607
Vista Outdoor, Inc.*	395	9,606
Sally Beauty Holdings, Inc.*	758	9,551
Methode Electronics, Inc.	257	9,547
Dave & Buster’s Entertainment, Inc.*	304	9,433
Veritiv Corp.*	96	9,386
Cinemark Holdings, Inc.*	771	9,337
KAR Auction Services, Inc.*	811	9,059
Urban Outfitters, Inc.*	451	8,862
Fisker, Inc.*,1	1,151	8,690
Century Communities, Inc.	202	8,642
Wolverine World Wide, Inc.	546	8,403
MillerKnoll, Inc.	538	8,393
Madison Square Garden Entertainment Corp.*	183	8,068
Allegiant Travel Co. — Class A*	110	8,028
Dillard’s, Inc. — Class A	29	7,910
Warby Parker, Inc. — Class A*	591	7,884
Proterra, Inc.*	1,565	7,794
HNI Corp.	291	7,715
Brinker International, Inc.*	307	7,669
Virgin Galactic Holdings, Inc.*	1,615	7,607
TuSimple Holdings, Inc. — Class A*	990	7,524
Liberty Media Corporation-Liberty Braves — Class C*	267	7,342
Nikola Corp.*,1	2,066	7,272
Malibu Boats, Inc. — Class A*	147	7,055
M/I Homes, Inc.*	194	7,029
Camping World Holdings, Inc. — Class A	272	6,887
La-Z-Boy, Inc.	304	6,861
Patrick Industries, Inc.	155	6,795
Buckle, Inc.	214	6,775
Dine Brands Global, Inc.	104	6,610
Clean Energy Fuels Corp.*	1,200	6,408
H&E Equipment Services, Inc.	226	6,405
Healthcare Services Group, Inc.	525	6,347
Sonic Automotive, Inc. — Class A	143	6,192
Designer Brands, Inc. — Class A	396	6,063
Caleres, Inc.	249	6,031
Lions Gate Entertainment Corp. — Class B*	826	5,741
SkyWest, Inc.*	353	5,740
Arko Corp.	601	5,643

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
American Axle & Manufacturing Holdings, Inc.*	800	$5,464
Abercrombie & Fitch Co. — Class A*	351	5,458
Wabash National Corp.	344	5,353
Monarch Casino & Resort, Inc.*	95	5,333
Sleep Number Corp.*	153	5,173
indie Semiconductor, Inc. — Class A*	706	5,168
Golden Entertainment, Inc.*	145	5,059
Bally’s Corp.*	256	5,059
Shyft Group, Inc.	244	4,985
Qurate Retail, Inc. — Class A	2,478	4,981
Solid Power, Inc.*	925	4,865
TravelCenters of America, Inc.*	90	4,854
ScanSource, Inc.*	182	4,807
Standard Motor Products, Inc.	146	4,745
Franchise Group, Inc.	195	4,738
Hawaiian Holdings, Inc.*	359	4,721
IMAX Corp.*	332	4,688
G-III Apparel Group Ltd.*	309	4,619
Hibbett, Inc.	92	4,583
Funko, Inc. — Class A*	225	4,549
Douglas Dynamics, Inc.	160	4,483
MarineMax, Inc.*	150	4,468
Titan International, Inc.*	362	4,395
Winmark Corp.	20	4,327
MRC Global, Inc.*	588	4,228
Vizio Holding Corp. — Class A*	480	4,195
Chico’s FAS, Inc.*	866	4,191
RCI Hospitality Holdings, Inc.	63	4,116
Green Brick Partners, Inc.*	192	4,105
BlueLinx Holdings, Inc.*	66	4,099
Titan Machinery, Inc.*	144	4,069
Steelcase, Inc. — Class A	610	3,977
OneSpaWorld Holdings Ltd.*	470	3,948
Ruth’s Hospitality Group, Inc.	231	3,895
Sovos Brands, Inc.*	270	3,845
BJ’s Restaurants, Inc.*	160	3,816
EVgo, Inc.*,1	481	3,805
Denny’s Corp.*	398	3,745
Interface, Inc. — Class A	414	3,722
Genesco, Inc.*	93	3,657
A-Mark Precious Metals, Inc.	128	3,634
PC Connection, Inc.	80	3,607
Ermenegildo Zegna N.V.	335	3,601
Guess?, Inc.	241	3,535
Bed Bath & Beyond, Inc.*,1	564	3,435
Bowlero Corp.*	275	3,385
Ethan Allen Interiors, Inc.	160	3,382
Accel Entertainment, Inc.*	416	3,249
Sun Country Airlines Holdings, Inc.*	234	3,184
Movado Group, Inc.	111	3,128
Big Lots, Inc.	199	3,106
Chuy’s Holdings, Inc.*	134	3,106
Lions Gate Entertainment Corp. — Class A*	413	3,069
Workhorse Group, Inc.*	1,038	2,979
Life Time Group Holdings, Inc.*	298	2,905
Children’s Place, Inc.*	93	2,873
PetMed Express, Inc.	143	2,791
Portillo’s, Inc. — Class A*	141	2,776
Clarus Corp.	204	2,748
Target Hospitality Corp.*	217	2,739
REV Group, Inc.	246	2,713
Hyliion Holdings Corp.*	939	2,695
VSE Corp.	76	2,690
Shoe Carnival, Inc.	125	2,680
Haverty Furniture Companies, Inc.	107	2,664
America’s Car-Mart, Inc.*	42	2,563
Frontier Group Holdings, Inc.*	264	2,561
Sportsman’s Warehouse Holdings, Inc.*	308	2,556
Global Industrial Co.	92	2,468
MasterCraft Boat Holdings, Inc.*	129	2,432
Kura Sushi USA, Inc. — Class A*	33	2,428
Zumiez, Inc.*	111	2,390
OneWater Marine, Inc. — Class A*	79	2,379
Marcus Corp.	169	2,347
Rush Enterprises, Inc. — Class B	48	2,300
Destination XL Group, Inc.*	423	2,293
Hudson Technologies, Inc.*	305	2,242
Sonder Holdings, Inc.*	1,336	2,218
Xponential Fitness, Inc. — Class A*	120	2,191
Microvast Holdings, Inc.*	1,207	2,185
Tupperware Brands Corp.*	322	2,109
Lordstown Motors Corp. — Class A*	1,130	2,068
Beazer Homes USA, Inc.*	211	2,040
Lovesac Co.*	99	2,018
Motorcar Parts of America, Inc.*	132	2,009
Liberty Media Corporation-Liberty Braves — Class A*	71	1,999
Johnson Outdoors, Inc. — Class A	38	1,950
Rite Aid Corp.*	386	1,911
Aspen Aerogels, Inc.*	194	1,789
Universal Electronics, Inc.*	86	1,692
Miller Industries, Inc.	78	1,661
Big 5 Sporting Goods Corp.[1]	152	1,632
Kimball International, Inc. — Class B	256	1,610
Rush Street Interactive, Inc.*	430	1,582
Purple Innovation, Inc.*	388	1,571
Dream Finders Homes, Inc. — Class A*	148	1,569
Lindblad Expeditions Holdings, Inc.*	228	1,541
Canoo, Inc.*	816	1,530
Bluegreen Vacations Holding Corp.	91	1,503
Holley, Inc.*	364	1,474
Forestar Group, Inc.*	129	1,443
LL Flooring Holdings, Inc.*	207	1,435
GrowGeneration Corp.*	406	1,421
Noodles & Co.*	289	1,358
Build-A-Bear Workshop, Inc. — Class A	101	1,346
Cenntro Electric Group Ltd.*	1,302	1,341
Hovnanian Enterprises, Inc. — Class A*	37	1,321
Full House Resorts, Inc.*	233	1,309
Snap One Holdings Corp.*	128	1,298

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Wheels Up Experience, Inc.*	1,126	$1,295
Velodyne Lidar, Inc.*	1,366	1,294
Aeva Technologies, Inc.*	686	1,283
Century Casinos, Inc.*	193	1,266
Weber, Inc. — Class A*	191	1,255
Cato Corp. — Class A	130	1,240
El Pollo Loco Holdings, Inc.*	139	1,240
Party City Holdco, Inc.*	772	1,220
Vinco Ventures, Inc.*	1,299	1,210
NEOGAMES S.A.*	93	1,200
Fossil Group, Inc.*	330	1,129
Tilly’s, Inc. — Class A	163	1,128
Container Store Group, Inc.*	230	1,127
ONE Group Hospitality, Inc.*	160	1,062
Hyzon Motors, Inc.*	622	1,057
Volta, Inc.*	865	1,047
Blue Bird Corp.*	124	1,036
First Watch Restaurant Group, Inc.*	71	1,028
Rocky Brands, Inc.	49	983
Citi Trends, Inc.*	60	931
Tile Shop Holdings, Inc.	257	905
PLBY Group, Inc.*	220	887
Weyco Group, Inc.	42	854
F45 Training Holdings, Inc.*	256	791
Mullen Automotive, Inc.*	2,332	765
ThredUp, Inc. — Class A*	415	764
Superior Group of Companies, Inc.	83	737
Reservoir Media, Inc.*	145	708
Biglari Holdings, Inc. — Class B*	6	694
Conn’s, Inc.*	93	658
Duluth Holdings, Inc. — Class B*	93	655
Traeger, Inc.*	227	640
Lifetime Brands, Inc.	91	616
Aterian, Inc.*	431	534
JOANN, Inc.[1]	78	516
Marine Products Corp.	59	499
Express, Inc.*	455	496
Xos, Inc.*	387	464
Torrid Holdings, Inc.*,1	106	442
Lightning eMotors, Inc.*	277	429
Landsea Homes Corp.*	74	353
CompX International, Inc.	11	179
Cepton, Inc.*	55	108
Total Consumer, Cyclical		1,699,789

Technology - 5.9%
Qualys, Inc.*	272	37,914
ExlService Holdings, Inc.*	229	33,745
SPS Commerce, Inc.*	257	31,927
Silicon Laboratories, Inc.*	240	29,626
Synaptics, Inc.*	281	27,822
Tenable Holdings, Inc.*	778	27,074
Workiva, Inc.*	337	26,219
Power Integrations, Inc.	400	25,728
Maximus, Inc.	427	24,711
Box, Inc. — Class A*	987	24,073
Blackline, Inc.*	391	23,421
Onto Innovation, Inc.*	351	22,481
1Life Healthcare, Inc.*	1,276	21,883
Evolent Health, Inc. — Class A*	580	20,839
Varonis Systems, Inc.*	771	20,447
Diodes, Inc.*	315	20,447
Rambus, Inc.*	776	19,726
Sprout Social, Inc. — Class A*	325	19,721
MACOM Technology Solutions Holdings, Inc.*	358	18,541
Insight Enterprises, Inc.*	222	18,295
DigitalOcean Holdings, Inc.*	492	17,796
Super Micro Computer, Inc.*	321	17,677
Rapid7, Inc.*	411	17,632
Envestnet, Inc.*	389	17,272
ACI Worldwide, Inc.*	811	16,950
CommVault Systems, Inc.*	315	16,708
MaxLinear, Inc. — Class A*	508	16,571
Altair Engineering, Inc. — Class A*	368	16,273
Duolingo, Inc.*	167	15,903
Verra Mobility Corp.*	1,011	15,539
Kulicke & Soffa Industries, Inc.	403	15,528
Ping Identity Holding Corp.*	547	15,354
Verint Systems, Inc.*	450	15,111
NetScout Systems, Inc.*	482	15,096
Blackbaud, Inc.*	329	14,496
Ambarella, Inc.*	258	14,494
MicroStrategy, Inc. — Class A*,1	67	14,221
Appfolio, Inc. — Class A*	135	14,137
Axcelis Technologies, Inc.*	232	14,050
PagerDuty, Inc.*	602	13,888
FormFactor, Inc.*	544	13,627
Progress Software Corp.	310	13,191
Semtech Corp.*	448	13,176
Amkor Technology, Inc.	719	12,259
CSG Systems International, Inc.	227	12,004
Impinj, Inc.*	149	11,924
Allscripts Healthcare Solutions, Inc.*	771	11,742
Asana, Inc. — Class A*	521	11,582
Appian Corp. — Class A*	283	11,555
Apollo Medical Holdings, Inc.*	276	10,764
KnowBe4, Inc. — Class A*	515	10,717
Xerox Holdings Corp.	809	10,582
Privia Health Group, Inc.*	307	10,456
Xperi Holding Corp.	737	10,421
Clear Secure, Inc. — Class A*	441	10,081
Schrodinger Incorporated/United States*	382	9,542
Digital Turbine, Inc.*	652	9,395
Parsons Corp.*	239	9,369
SiTime Corp.*	113	8,896
Phreesia, Inc.*	348	8,867
Cohu, Inc.*	340	8,765
AvidXchange Holdings, Inc.*	1,037	8,732
Model N, Inc.*	255	8,729
Everbridge, Inc.*	280	8,646
E2open Parent Holdings, Inc.*	1,410	8,559
Digi International, Inc.*	242	8,366

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Ultra Clean Holdings, Inc.*	320	$8,240
Agilysys, Inc.*	139	7,694
Fastly, Inc. — Class A*	790	7,236
PROS Holdings, Inc.*	290	7,163
3D Systems Corp.*	897	7,158
Alignment Healthcare, Inc.*	597	7,068
NextGen Healthcare, Inc.*	394	6,974
Donnelley Financial Solutions, Inc.*	183	6,766
BigCommerce Holdings, Inc.*	454	6,719
BTRS Holdings, Inc. — Class 1*	710	6,575
Duck Creek Technologies, Inc.*	547	6,482
Veeco Instruments, Inc.*	353	6,467
Grid Dynamics Holdings, Inc.*	344	6,443
Photronics, Inc.*	424	6,199
Amplitude, Inc. — Class A*	396	6,126
C3.ai, Inc. — Class A*	487	6,087
Sumo Logic, Inc.*	800	6,000
TTEC Holdings, Inc.	134	5,938
Zuora, Inc. — Class A*	799	5,897
Avid Technology, Inc.*	253	5,885
Matterport, Inc.*	1,549	5,871
ACV Auctions, Inc. — Class A*	798	5,738
PAR Technology Corp.*	188	5,552
SMART Global Holdings, Inc.*	348	5,523
Momentive Global, Inc.*	937	5,444
Outset Medical, Inc.*	339	5,400
PowerSchool Holdings, Inc. — Class A*	323	5,391
Simulations Plus, Inc.	111	5,388
Consensus Cloud Solutions, Inc.*	113	5,345
PDF Solutions, Inc.*	214	5,249
EngageSmart, Inc.*	247	5,110
Zeta Global Holdings Corp. — Class A*	771	5,096
Olo, Inc. — Class A*	636	5,024
PubMatic, Inc. — Class A*	296	4,922
Desktop Metal, Inc. — Class A*	1,871	4,846
Alpha & Omega Semiconductor Ltd.*	156	4,798
Hims & Hers Health, Inc.*	859	4,793
LivePerson, Inc.*	498	4,691
N-able, Inc.*	482	4,449
Cerence, Inc.*	278	4,379
IonQ, Inc.*	841	4,264
CEVA, Inc.*	162	4,249
ACM Research, Inc. — Class A*	339	4,224
Sapiens International Corporation N.V.	218	4,181
Vimeo, Inc.*	1,013	4,052
Conduent, Inc.*	1,201	4,011
Sharecare, Inc.*	2,077	3,946
Domo, Inc. — Class B*	215	3,868
Alkami Technology, Inc.*	254	3,823
Health Catalyst, Inc.*	383	3,715
AvePoint, Inc.*	912	3,657
Yext, Inc.*	805	3,590
Ebix, Inc.[1]	187	3,547
Unisys Corp.*	469	3,541
Telos Corp.*	381	3,387
American Software, Inc. — Class A	221	3,386
Corsair Gaming, Inc.*	271	3,076
Blend Labs, Inc. — Class A*	1,309	2,893
ForgeRock, Inc. — Class A*	197	2,862
Pitney Bowes, Inc.	1,225	2,854
Computer Programs and Systems, Inc.*	101	2,816
Instructure Holdings, Inc.*	123	2,740
Mitek Systems, Inc.*	299	2,739
8x8, Inc.*	778	2,684
MeridianLink, Inc.*	163	2,654
SolarWinds Corp.*	342	2,651
ON24, Inc.*	295	2,596
OneSpan, Inc.*	283	2,437
Vuzix Corp.*	420	2,432
Daily Journal Corp.*	9	2,308
HireRight Holdings Corp.*	150	2,289
Enfusion, Inc. — Class A*	180	2,221
Skillz, Inc.*	2,163	2,206
Cardlytics, Inc.*	234	2,200
Playstudios, Inc.*	561	1,958
Integral Ad Science Holding Corp.*	270	1,955
Bandwidth, Inc. — Class A*	164	1,952
AXT, Inc.*	287	1,923
EverCommerce, Inc.*	171	1,869
Intapp, Inc.*	100	1,867
Brightcove, Inc.*	291	1,833
Upland Software, Inc.*	206	1,675
Cvent Holding Corp.*	319	1,675
Rackspace Technology, Inc.*	408	1,665
Rimini Street, Inc.*	345	1,608
CS Disco, Inc.*	158	1,580
Velo3D, Inc.*	399	1,572
Markforged Holding Corp.*	779	1,542
Atomera, Inc.*	144	1,459
Cantaloupe, Inc.*	413	1,437
Inspired Entertainment, Inc.*	157	1,386
UserTesting, Inc.*	336	1,317
Digimarc Corp.*	97	1,314
Porch Group, Inc.*	571	1,285
Inseego Corp.*	610	1,263
Diebold Nixdorf, Inc.*	517	1,261
Veritone, Inc.*	221	1,244
Convey Health Solutions Holdings, Inc.*	114	1,198
Benefitfocus, Inc.*	183	1,162
Red Violet, Inc.*	67	1,160
Weave Communications, Inc.*	221	1,116
eGain Corp.*	148	1,088
Skillsoft Corp.*	574	1,050
Outbrain, Inc.*	283	1,033
Pear Therapeutics, Inc.*	484	987
Cerberus Cyber Sentinel Corp.*	323	953
Avaya Holdings Corp.*	591	940
Ouster, Inc.*	966	931
NextNav, Inc.*	345	928
WM Technology, Inc.*	508	818
Arteris, Inc.*	120	799
IBEX Holdings Ltd.*	40	743

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
SkyWater Technology, Inc.*	77	$589
SecureWorks Corp. — Class A*	70	564
Rockley Photonics Holdings Ltd.*	722	513
Latch, Inc.*	498	475
LiveVox Holdings, Inc.*	158	466
Faraday Future Intelligent Electric, Inc.*	703	447
Rigetti Computing, Inc.*	227	427
Viant Technology, Inc. — Class A*	99	417
Nutex Health, Inc.*	274	411
IronNet, Inc.*	459	316
Kaleyra, Inc.*	209	203
Loyalty Ventures, Inc.*	142	172
Total Technology		1,482,054

Energy - 3.8%
Chord Energy Corp.	293	40,074
Matador Resources Co.	797	38,989
Murphy Oil Corp.	1,043	36,682
SM Energy Co.	857	32,232
Denbury, Inc.*	354	30,536
Civitas Resources, Inc.	522	29,958
ChampionX Corp.	1,446	28,298
Helmerich & Payne, Inc.	728	26,914
PBF Energy, Inc. — Class A*	685	24,085
Magnolia Oil & Gas Corp. — Class A	1,181	23,396
Equitrans Midstream Corp.	2,910	21,767
Valaris Ltd.*	431	21,093
Peabody Energy Corp.*	833	20,675
California Resources Corp.	536	20,599
CNX Resources Corp.*	1,321	20,515
Patterson-UTI Energy, Inc.	1,518	17,730
Array Technologies, Inc.*	1,067	17,691
Shoals Technologies Group, Inc. — Class A*	792	17,068
Kosmos Energy Ltd.*	3,195	16,518
Weatherford International plc*	500	16,145
Alpha Metallurgical Resources, Inc.	117	16,010
CONSOL Energy, Inc.	243	15,630
Sunnova Energy International, Inc.*	703	15,522
Noble Corporation plc*	521	15,411
Stem, Inc.*	1,020	13,607
Delek US Holdings, Inc.	499	13,543
SunPower Corp. — Class A*	579	13,340
Arch Resources, Inc.	108	12,809
Liberty Energy, Inc. — Class A*	1,010	12,807
Northern Oil and Gas, Inc.	464	12,718
Callon Petroleum Co.*	348	12,184
Comstock Resources, Inc.*	649	11,221
Green Plains, Inc.*	373	10,843
Warrior Met Coal, Inc.	364	10,352
Permian Resources Corp.*	1,456	9,901
NexTier Oilfield Solutions, Inc.*	1,243	9,198
FuelCell Energy, Inc.*	2,614	8,914
Brigham Minerals, Inc. — Class A	361	8,906
Tellurian, Inc.*	3,611	8,630
Montauk Renewables, Inc.*	456	7,953
NOW, Inc.*	781	7,849
Talos Energy, Inc.*	468	7,792
Laredo Petroleum, Inc.*	121	7,605
Archaea Energy, Inc.*	422	7,600
Expro Group Holdings N.V.*	549	6,994
Gulfport Energy Corp.*	79	6,975
Nabors Industries Ltd.*	65	6,594
Tidewater, Inc.*	301	6,532
Archrock, Inc.	958	6,150
CVR Energy, Inc.	209	6,057
US Silica Holdings, Inc.*	524	5,738
Par Pacific Holdings, Inc.*	346	5,678
Oceaneering International, Inc.*	708	5,636
ProPetro Holding Corp.*	618	4,975
Dril-Quip, Inc.*	241	4,704
Diamond Offshore Drilling, Inc.*	707	4,687
Borr Drilling Ltd.*	1,376	4,568
Ranger Oil Corp. — Class A	141	4,434
Berry Corp.	567	4,253
Bristow Group, Inc.*	167	3,923
W&T Offshore, Inc.*	669	3,920
Helix Energy Solutions Group, Inc.*	1,012	3,906
Kinetik Holdings, Inc. — Class A	117	3,812
Earthstone Energy, Inc. — Class A*	306	3,770
Fluence Energy, Inc.*	254	3,706
SandRidge Energy, Inc.*	225	3,670
RPC, Inc.	526	3,645
Select Energy Services, Inc. — Class A*	506	3,527
SunCoke Energy, Inc.	590	3,428
Gevo, Inc.*	1,393	3,176
TETRA Technologies, Inc.*	881	3,163
REX American Resources Corp.*	111	3,099
Crescent Energy Co. — Class A	230	3,098
Excelerate Energy, Inc. — Class A	131	3,065
TPI Composites, Inc.*	259	2,921
Infrastructure and Energy Alternatives, Inc.*	215	2,911
Vertex Energy, Inc.*	383	2,386
Energy Vault Holdings, Inc.*	448	2,365
SilverBow Resources, Inc.*	83	2,231
DMC Global, Inc.*	133	2,125
Solaris Oilfield Infrastructure, Inc. — Class A	223	2,087
Aris Water Solution, Inc. — Class A	156	1,991
Alto Ingredients, Inc.*	511	1,860
Sitio Royalties Corp.[1]	83	1,835
VAALCO Energy, Inc.	414	1,805
Oil States International, Inc.*	432	1,681
Amplify Energy Corp.*	253	1,662
National Energy Services Reunited Corp.*	271	1,610
Newpark Resources, Inc.*	600	1,512
ProFrac Holding Corp. — Class A*	97	1,475
Ramaco Resources, Inc.	159	1,463
Ring Energy, Inc.*	612	1,420
Riley Exploration Permian, Inc.	74	1,405
NACCO Industries, Inc. — Class A	29	1,364
NextDecade Corp.*	219	1,318

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Aemetis, Inc.*	206	$1,261
Heliogen, Inc.*	641	1,192
FutureFuel Corp.	183	1,105
Eneti, Inc.	162	1,081
HighPeak Energy, Inc.	45	975
Cleanspark, Inc.*	284	903
Empire Petroleum Corp.*	48	631
Battalion Oil Corp.*	18	214
Total Energy		954,982

Communications - 2.6%
Iridium Communications, Inc.*	901	39,977
TEGNA, Inc.	1,577	32,612
Calix, Inc.*	402	24,578
Ziff Davis, Inc.*	323	22,119
Marqeta, Inc. — Class A*	3,072	21,873
Viavi Solutions, Inc.*	1,611	21,024
Yelp, Inc. — Class A*	487	16,514
Cogent Communications Holdings, Inc.	304	15,857
Perficient, Inc.*	242	15,735
DigitalBridge Group, Inc.	1,144	14,311
CommScope Holding Company, Inc.*	1,451	13,364
Bumble, Inc. — Class A*	610	13,109
Q2 Holdings, Inc.*	395	12,719
Extreme Networks, Inc.*	905	11,828
Upwork, Inc.*	848	11,550
TechTarget, Inc.*	194	11,485
Cargurus, Inc.*	722	10,231
Telephone & Data Systems, Inc.	714	9,925
ADTRAN Holdings, Inc.	498	9,751
Maxar Technologies, Inc.	515	9,641
Shutterstock, Inc.	172	8,629
Clearfield, Inc.*	82	8,580
Harmonic, Inc.*	652	8,522
InterDigital, Inc.	210	8,488
Gray Television, Inc.	579	8,291
ePlus, Inc.*	188	7,810
Globalstar, Inc.*	4,842	7,699
Credo Technology Group Holding Ltd.*	680	7,480
Figs, Inc. — Class A*	902	7,441
Overstock.com, Inc.*	302	7,354
Infinera Corp.*	1,340	6,486
Liberty Latin America Ltd. — Class C*	1,053	6,476
Revolve Group, Inc.*	289	6,268
iHeartMedia, Inc. — Class A*	853	6,253
A10 Networks, Inc.	466	6,184
Magnite, Inc.*	926	6,084
Scholastic Corp.	196	6,029
Open Lending Corp. — Class A*	747	6,006
Planet Labs PBC*	1,100	5,973
Shenandoah Telecommunications Co.	343	5,838
Cars.com, Inc.*	490	5,635
Sinclair Broadcast Group, Inc. — Class A	283	5,120
Poshmark, Inc. — Class A*	325	5,093
Squarespace, Inc. — Class A*	222	4,742
EW Scripps Co. — Class A*	414	4,666
WideOpenWest, Inc.*	379	4,650
Anterix, Inc.*	130	4,644
ChannelAdvisor Corp.*	200	4,532
fuboTV, Inc.*	1,261	4,477
AMC Networks, Inc. — Class A*	214	4,344
Gogo, Inc.*	354	4,290
Thryv Holdings, Inc.*	180	4,110
NETGEAR, Inc.*	200	4,008
EchoStar Corp. — Class A*	237	3,903
QuinStreet, Inc.*	367	3,853
Stagwell, Inc.*	553	3,843
HealthStream, Inc.*	171	3,635
Clear Channel Outdoor Holdings, Inc.*	2,583	3,539
Boston Omaha Corp. — Class A*	145	3,341
Eventbrite, Inc. — Class A*	546	3,320
ATN International, Inc.	77	2,970
ContextLogic, Inc. — Class A*	4,027	2,955
Liquidity Services, Inc.*	176	2,862
United States Cellular Corp.*	106	2,759
Edgio, Inc.*	972	2,702
Couchbase, Inc.*	188	2,683
Tucows, Inc. — Class A*	70	2,619
IDT Corp. — Class B*	103	2,557
Vacasa, Inc. — Class A*	789	2,422
Stitch Fix, Inc. — Class A*	575	2,271
Rover Group, Inc.*	656	2,191
Consolidated Communications Holdings, Inc.*	526	2,188
Aviat Networks, Inc.*	78	2,136
Allbirds, Inc. — Class A*	668	2,031
Ooma, Inc.*	162	1,993
CarParts.com, Inc.*	360	1,861
OptimizeRx Corp.*	125	1,852
Liberty Latin America Ltd. — Class A*	274	1,696
Entravision Communications Corp. — Class A	420	1,667
DHI Group, Inc.*	303	1,630
Blade Air Mobility, Inc.*	397	1,600
Gannett Company, Inc.*	1,019	1,559
BARK, Inc.*	842	1,532
MediaAlpha, Inc. — Class A*	169	1,479
Innovid Corp.*	540	1,463
Quotient Technology, Inc.*	633	1,462
DZS, Inc.*	123	1,390
Cambium Networks Corp.*	81	1,370
Vivid Seats, Inc. — Class A	175	1,341
Preformed Line Products Co.	18	1,281
RumbleON, Inc. — Class B*	74	1,252
Advantage Solutions, Inc.*	584	1,244
1-800-Flowers.com, Inc. — Class A*	190	1,233
Groupon, Inc.*	153	1,218
Focus Universal, Inc.*	125	1,172
Ribbon Communications, Inc.*	512	1,137
Cyxtera Technologies, Inc.*	261	1,065
Arena Group Holdings, Inc.*	80	1,048
1stdibs.com, Inc.*	165	1,038
EverQuote, Inc. — Class A*	137	934

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
Cumulus Media, Inc. — Class A*	131	$921
RealReal, Inc.*	603	904
Ondas Holdings, Inc.*	242	895
Lands’ End, Inc.*	108	834
Nerdy, Inc.*	383	808
Casa Systems, Inc.*	250	782
Solo Brands, Inc. — Class A*	156	593
KORE Group Holdings, Inc.*	248	474
Gambling.com Group Ltd.*	61	464
Urban One, Inc.*	85	361
Audacy, Inc.*	845	326
Urban One, Inc.*	59	312
Value Line, Inc.	7	307
Terran Orbital Corp.*	169	299
Starry Group Holdings, Inc. — Class A*	169	252
AdTheorent Holding Company, Inc.*	113	243
Lulu’s Fashion Lounge Holdings, Inc.*	42	196
Inspirato, Inc.*	73	172
aka Brands Holding Corp.*	79	115
Total Communications		646,960

Basic Materials - 2.1%
Livent Corp.*	1,147	35,156
Rogers Corp.*	133	32,170
Commercial Metals Co.	856	30,371
Balchem Corp.	225	27,355
Cabot Corp.	394	25,173
ATI, Inc.*	878	23,364
HB Fuller Co.	376	22,598
Sensient Technologies Corp.	297	20,594
Avient Corp.	644	19,513
Ingevity Corp.*	270	16,370
Innospec, Inc.	175	14,992
Hecla Mining Co.	3,785	14,913
Stepan Co.	152	14,238
Quaker Chemical Corp.	96	13,860
Arconic Corp.*	725	12,354
Minerals Technologies, Inc.	232	11,463
Carpenter Technology Corp.	338	10,525
Tronox Holdings plc — Class A	828	10,143
Compass Minerals International, Inc.	243	9,363
Constellium SE*	878	8,903
Sylvamo Corp.	251	8,509
Mativ Holdings, Inc.	384	8,479
Uranium Energy Corp.*	2,272	7,952
Novagold Resources, Inc.*	1,692	7,935
Perimeter Solutions S.A.*	863	6,913
Kaiser Aluminum Corp.	112	6,871
Energy Fuels, Inc.*	1,104	6,756
Coeur Mining, Inc.*	1,971	6,741
Piedmont Lithium, Inc.*	123	6,579
Resolute Forest Products, Inc.*	325	6,500
AdvanSix, Inc.	193	6,195
Lightwave Logic, Inc.*	791	5,806
Orion Engineered Carbons S.A.	429	5,727
Hawkins, Inc.	137	5,342
Schnitzer Steel Industries, Inc. — Class A	183	5,208
Trinseo plc	247	4,525
Clearwater Paper Corp.*	118	4,437
Amyris, Inc.*	1,393	4,068
Origin Materials, Inc.*	753	3,885
American Vanguard Corp.	207	3,871
Ecovyst, Inc.*	453	3,823
Intrepid Potash, Inc.*	79	3,126
Koppers Holdings, Inc.	145	3,013
Diversey Holdings Ltd.*	553	2,688
Codexis, Inc.*	433	2,624
5E Advanced Materials, Inc.*	229	2,327
Century Aluminum Co.*	368	1,943
Danimer Scientific, Inc.*	641	1,891
Ur-Energy, Inc.*	1,482	1,615
Kronos Worldwide, Inc.	157	1,466
United States Lime & Minerals, Inc.	14	1,431
Rayonier Advanced Materials, Inc.*	437	1,377
Dakota Gold Corp.*	360	1,098
Glatfelter Corp.*	311	967
Unifi, Inc.*	99	941
Ivanhoe Electric Incorporated / US*	102	842
Hycroft Mining Holding Corp.*	1,068	646
PolyMet Mining Corp.*	207	596
Valhi, Inc.	17	428
Terawulf, Inc.*	151	190
Total Basic Materials		528,749

Utilities - 2.0%
Southwest Gas Holdings, Inc.	467	32,573
Black Hills Corp.	460	31,156
South Jersey Industries, Inc.	869	29,042
Brookfield Infrastructure Corp. — Class A	693	28,205
Ormat Technologies, Inc.	321	27,670
PNM Resources, Inc.	605	27,667
Portland General Electric Co.	633	27,510
ONE Gas, Inc.	381	26,819
New Jersey Resources Corp.	682	26,393
Spire, Inc.	361	22,501
American States Water Co.	261	20,345
ALLETE, Inc.	406	20,320
California Water Service Group	380	20,022
Avista Corp.	513	19,007
NorthWestern Corp.	385	18,973
Clearway Energy, Inc. — Class C	580	18,473
Otter Tail Corp.	291	17,902
MGE Energy, Inc.	258	16,933
Ameresco, Inc. — Class A*	225	14,958
Chesapeake Utilities Corp.	123	14,193
SJW Group	191	11,002
Northwest Natural Holding Co.	241	10,455
Middlesex Water Co.	123	9,496
Clearway Energy, Inc. — Class A	246	7,159
Unitil Corp.	112	5,202
York Water Co.	101	3,881
Altus Power, Inc.*	297	3,270
Artesian Resources Corp. — Class A	58	2,791
Global Water Resources, Inc.	91	1,067

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

	Shares	Value
FTC Solar, Inc.*	293	$867
Via Renewables, Inc.	86	594
Total Utilities		516,446

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	195	2,547

Diversified - 0.0%
Professional Holding Corp. — Class A*	91	2,360

Total Common Stocks
(Cost $19,565,528)		15,404,357

RIGHTS-††† 0.0%
Consumer, Non-cyclical - 0.0%
Oncternal Therapeutics, Inc*.	7	—
Tobira Therapeutics, Inc.*	141	—
UCB*	385	—

Total Consumer, Non-cyclical		—

Total Rights
(Cost $104)		—

EXCHANGE-TRADED FUNDS† - 8.3%
Vanguard Russell 2000 ETF	15,743	1,048,956
iShares Russell 2000 Index ETF[1]	6,356	1,048,231
Total Exchange-Traded Funds
(Cost $2,799,130)		2,097,187

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 23.7%
Farmer Mac
2.60% due 10/03/22[2]	$3,500,000	3,499,720
Federal Home Loan Bank
3.00% due 11/01/22[2]	2,500,000	2,493,542
Total Federal Agency Discount Notes
(Cost $5,993,036)		5,993,262

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
1.34% due 10/04/22[2,3]	71,000	70,995
2.70% due 11/08/22[2,4]	28,000	27,924
Total U.S. Treasury Bills
(Cost $98,910)		98,919

REPURCHASE AGREEMENTS††,5 - 11.8%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[3]	1,689,549	1,689,549
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[3]	649,826	649,826
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[3]	630,592	630,592
Total Repurchase Agreements
(Cost $2,969,967)		2,969,967

	Shares
SECURITIES LENDING COLLATERAL†,6 - 3.5%
Money Market Fund
First American Government Obligations Fund, 2.78%[7]	889,477	889,477
Total Securities Lending Collateral
(Cost $889,477)		889,477

Total Investments - 108.7%
(Cost $32,316,152)		$27,453,169
Other Assets & Liabilities, net - (8.7)%		(2,189,061)
Total Net Assets - 100.0%		$25,264,108

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	10	Dec 2022	$834,600	$(66,860)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
RUSSELL 2000® FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	Pay	2.96% (SOFR)	At Maturity	11/16/22	592	$986,273	$(108,933)
BNP Paribas	Russell 2000 Index	Pay	3.28% (Federal Funds Rate + 0.20%)	At Maturity	11/17/22	318	529,280	(114,582)
Goldman Sachs International	Russell 2000 Index	Pay	3.33% (Federal Funds Rate + 0.25%)	At Maturity	11/17/22	3,257	5,421,937	(369,242)
							$6,937,490	$(592,757)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
RUSSELL 2000® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$15,404,357	$—	$—		$15,404,357
Rights	—	—	—	*	—
Exchange-Traded Funds	2,097,187	—	—		2,097,187
Federal Agency Discount Notes	—	5,993,262	—		5,993,262
U.S. Treasury Bills	—	98,919	—		98,919
Repurchase Agreements	—	2,969,967	—		2,969,967
Securities Lending Collateral	889,477	—	—		889,477
Total Assets	$18,391,021	$9,062,148	$—		$27,453,169

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$66,860	$—	$—	$66,860
Equity Index Swap Agreements**	—	592,757	—	592,757
Total Liabilities	$66,860	$592,757	$—	$659,617

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $863,926 of securities loaned (cost $29,346,185)	$24,483,202
Repurchase agreements, at value (cost $2,969,967)	2,969,967
Cash	39
Segregated cash with broker	67,553
Receivables:
Dividends	27,793
Fund shares sold	6,864
Securities lending income	1,093
Interest	243
Total assets	27,556,754

Liabilities:
Unrealized depreciation on OTC swap agreements	592,757
Payable for:
Return of securities lending collateral	889,477
Swap settlement	723,114
Fund shares redeemed	16,507
Management fees	16,212
Transfer agent and administrative fees	8,398
Variation margin on futures contracts	6,450
Distribution and service fees	6,375
Portfolio accounting/administration fees	4,431
Trustees’ fees*	351
Miscellaneous	28,574
Total liabilities	2,292,646
Net assets	$25,264,108

Net assets consist of:
Paid in capital	$33,350,772
Total distributable earnings (loss)	(8,086,664)
Net assets	$25,264,108

A-Class:
Net assets	$9,236,637
Capital shares outstanding	227,014
Net asset value per share	$40.69
Maximum offering price per share (Net asset value divided by 95.25%)	$42.72

C-Class:
Net assets	$1,467,469
Capital shares outstanding	42,413
Net asset value per share	$34.60

H-Class:
Net assets	$14,560,002
Capital shares outstanding	358,753
Net asset value per share	$40.59

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $210)	$137,658
Interest	40,862
Income from securities lending, net	8,368
Total investment income	186,888

Expenses:
Management fees	92,075
Distribution and service fees:
A-Class	7,783
C-Class	8,255
H-Class	20,847
Transfer agent and administrative fees	29,453
Portfolio accounting/administration fees	21,876
Professional fees	5,772
Trustees’ fees*	2,311
Custodian fees	1,817
Interest expense	63
Miscellaneous	18,148
Total expenses	208,400
Net investment loss	(21,512)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(853,095)
Swap agreements	(733,930)
Futures contracts	(255,372)
Net realized loss	(1,842,397)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,441,429)
Swap agreements	(693,178)
Futures contracts	(71,232)
Net change in unrealized appreciation (depreciation)	(4,205,839)
Net realized and unrealized loss	(6,048,236)
Net decrease in net assets resulting from operations	$(6,069,748)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,512)	$(408,854)
Net realized loss on investments	(1,842,397)	(836,810)
Net change in unrealized appreciation (depreciation) on investments	(4,205,839)	(1,231,604)
Net decrease in net assets resulting from operations	(6,069,748)	(2,477,268)

Distributions to shareholders:
A-Class	—	(1,380,296)
C-Class	—	(292,995)
H-Class	—	(2,471,695)
Total distributions to shareholders	—	(4,144,986)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,196,671	17,520,237
C-Class	158,798	1,581,608
H-Class	10,118,501	37,692,434
Distributions reinvested
A-Class	—	1,363,190
C-Class	—	220,999
H-Class	—	2,449,855
Cost of shares redeemed
A-Class	(3,037,588)	(23,403,707)
C-Class	(217,581)	(3,123,918)
H-Class	(10,002,431)	(47,441,374)
Net increase (decrease) from capital share transactions	5,216,370	(13,140,676)
Net decrease in net assets	(853,378)	(19,762,930)

Net assets:
Beginning of period	26,117,486	45,880,416
End of period	$25,264,108	$26,117,486

Capital share activity:
Shares sold
A-Class	183,012	293,769
C-Class	4,191	29,850
H-Class	219,700	631,536
Shares issued from reinvestment of distributions
A-Class	—	25,352
C-Class	—	4,804
H-Class	—	45,681
Shares redeemed
A-Class	(70,119)	(405,915)
C-Class	(5,816)	(59,133)
H-Class	(225,740)	(794,616)
Net increase (decrease) in shares	105,228	(228,672)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.66	$61.82	$32.24	$43.81	$43.67	$41.61
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	(.69)	(.77)	— [c]	(.05)	(.17)
Net gain (loss) on investments (realized and unrealized)	(9.97)	(3.41)	30.35	(10.89)	.19 [e]	4.34
Total from investment operations	(9.97)	(4.10)	29.58	(10.89)	.14	4.17
Less distributions from:
Net investment income	—	—	—	(.01)	—	—
Net realized gains	—	(7.06)	—	(.67)	—	(2.11)
Total distributions	—	(7.06)	—	(.68)	—	(2.11)
Net asset value, end of period	$40.69	$50.66	$61.82	$32.24	$43.81	$43.67

Total Return[d]	(19.68%)	(7.29%)	91.75%	(25.32%)	0.32%	10.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,237	$5,781	$12,421	$10,712	$18,569	$17,163
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(1.14%)	(1.53%)	— [f]	(0.11%)	(0.40%)
Total expenses	1.64%	1.60%	1.67%	1.73%	1.71%	1.63%
Portfolio turnover rate	17%	76%	—	35%	112%	167%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$43.24	$54.24	$28.50	$39.09	$39.26	$37.87
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.98)	(.95)	(.29)	(.37)	(.45)
Net gain (loss) on investments (realized and unrealized)	(8.46)	(2.96)	26.69	(9.62)	.20 [e]	3.95
Total from investment operations	(8.64)	(3.94)	25.74	(9.91)	(.17)	3.50
Less distributions from:
Net investment income	—	—	—	(.01)	—	—
Net realized gains	—	(7.06)	—	(.67)	—	(2.11)
Total distributions	—	(7.06)	—	(.68)	—	(2.11)
Net asset value, end of period	$34.60	$43.24	$54.24	$28.50	$39.09	$39.26

Total Return[d]	(19.98%)	(8.05%)	90.32%	(25.88%)	(0.43%)	9.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,467	$1,904	$3,717	$1,590	$3,264	$5,277
Ratios to average net assets:
Net investment income (loss)	(0.92%)	(1.89%)	(2.28%)	(0.74%)	(0.91%)	(1.16%)
Total expenses	2.40%	2.36%	2.43%	2.48%	2.46%	2.38%
Portfolio turnover rate	17%	76%	—	35%	112%	167%

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.53	$61.68	$32.17	$43.70	$43.57	$41.51
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.66)	(.75)	.01	(.06)	(.19)
Net gain (loss) on investments (realized and unrealized)	(9.90)	(3.43)	30.26	(10.86)	.19 [e]	4.36
Total from investment operations	(9.94)	(4.09)	29.51	(10.85)	.13	4.17
Less distributions from:
Net investment income	—	—	—	(.01)	—	—
Net realized gains	—	(7.06)	—	(.67)	—	(2.11)
Total distributions	—	(7.06)	—	(.68)	—	(2.11)
Net asset value, end of period	$40.59	$50.53	$61.68	$32.17	$43.70	$43.57

Total Return	(19.67%)	(7.29%)	91.73%	(25.30%)	0.30%	10.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,560	$18,432	$29,743	$6,731	$19,384	$24,713
Ratios to average net assets:
Net investment income (loss)	(0.16%)	(1.12%)	(1.52%)	0.01%	(0.14%)	(0.43%)
Total expenses	1.65%	1.61%	1.67%	1.73%	1.71%	1.63%
Portfolio turnover rate	17%	76%	—	35%	112%	167%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	5.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.4%
Total	10.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	18.72%	20.65%	(9.49%)	(12.52%)
A-Class Shares with sales charge‡	13.08%	14.91%	(10.36%)	(12.94%)
C-Class Shares	18.20%	19.75%	(10.16%)	(13.17%)
C-Class Shares with CDSC§	17.20%	18.75%	(10.16%)	(13.17%)
H-Class Shares	18.72%	20.64%	(9.45%)	(12.50%)
Russell 2000 Index	(19.01%)	(23.50%)	3.55%	10.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.9%
Guggenheim Strategy Fund II1	39,100	$937,233
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	97,310	933,202
Total Mutual Funds
(Cost $1,914,222)		1,870,435

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 55.4%
Freddie Mac
2.28% due 10/03/22[2]	$6,000,000	5,999,240
Federal Home Loan Bank
3.00% due 11/01/22[2]	2,000,000	1,994,833
3.22% due 12/01/22[2]	1,500,000	1,492,170
Total Federal Agency Discount Notes
(Cost $9,485,888)		9,486,243

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
1.34% due 10/04/22[2]	53,000	52,997
Total U.S. Treasury Bills
(Cost $52,994)		52,997

REPURCHASE AGREEMENTS††,3 - 21.4%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[4]	2,084,947	2,084,947
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[4]	801,903	801,903
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[4]	778,167	778,167
Total Repurchase Agreements
(Cost $3,665,017)		3,665,017

Total Investments - 88.0%
(Cost $15,118,121)		$15,074,692
Other Assets & Liabilities, net - 12.0%		2,057,350
Total Net Assets - 100.0%		$17,132,042

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	Receive	3.03% (Federal Funds Rate - 0.05%)	At Maturity	11/17/22	8,931	$14,868,132	$1,990,260
Barclays Bank plc	Russell 2000 Index	Receive	2.46% (SOFR - 0.50%)	At Maturity	11/16/22	893	1,486,834	215,341
BNP Paribas	Russell 2000 Index	Receive	2.88% (Federal Funds Rate - 0.20%)	At Maturity	11/17/22	467	777,221	168,256
							$17,132,187	$2,373,857

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,870,435	$—	$—	$1,870,435
Federal Agency Discount Notes	—	9,486,243	—	9,486,243
U.S. Treasury Bills	—	52,997	—	52,997
Repurchase Agreements	—	3,665,017	—	3,665,017
Equity Index Swap Agreements**	—	2,373,857	—	2,373,857
Total Assets	$1,870,435	$15,578,114	$—	$17,448,549

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$959,911	$—	$—	$—	$(22,678)	$937,233	39,100	$12,345
Guggenheim Ultra Short Duration Fund — Institutional Class	952,665	—	—	—	(19,463)	933,202	97,310	9,655
	$1,912,576	$—	$—	$—	$(42,141)	$1,870,435		$22,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $9,538,882)	$9,539,240
Investments in affiliated issuers, at value (cost $1,914,222)	1,870,435
Repurchase agreements, at value (cost $3,665,017)	3,665,017
Segregated cash with broker	110,004
Unrealized appreciation on OTC swap agreements	2,373,857
Receivables:
Fund shares sold	1,776,663
Dividends	5,855
Interest	300
Total assets	19,341,371

Liabilities:
Segregated cash due to broker	810,000
Payable for:
Swap settlement	1,100,807
Fund shares redeemed	264,486
Management fees	11,402
Transfer agent and administrative fees	4,843
Distribution and service fees	3,254
Portfolio accounting/administration fees	769
Trustees’ fees*	163
Miscellaneous	13,605
Total liabilities	2,209,329
Net assets	$17,132,042

Net assets consist of:
Paid in capital	$56,967,685
Total distributable earnings (loss)	(39,835,643)
Net assets	$17,132,042

A-Class:
Net assets	$542,060
Capital shares outstanding	8,283
Net asset value per share	$65.45
Maximum offering price per share (Net asset value divided by 95.25%)	$68.71

C-Class:
Net assets	$58,473
Capital shares outstanding	1,029
Net asset value per share	$56.82

H-Class:
Net assets	$16,531,509
Capital shares outstanding	251,592
Net asset value per share	$65.71

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$22,000
Interest	85,079
Total investment income	107,079

Expenses:
Management fees	57,065
Distribution and service fees:
A-Class	622
C-Class	211
H-Class	15,177
Transfer agent and administrative fees	14,385
Portfolio accounting/administration fees	8,274
Professional fees	3,123
Interest expense	2,785
Custodian fees	880
Trustees’ fees*	631
Miscellaneous	10,033
Total expenses	113,186
Less:
Expenses reimbursed by Adviser	(1,196)
Expenses waived by Adviser	(1,183)
Total waived expenses	(2,379)
Net expenses	110,807
Net investment loss	(3,728)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7
Swap agreements	(998,775)
Futures contracts	(33,767)
Net realized loss	(1,032,535)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	328
Investments in affiliated issuers	(42,141)
Swap agreements	2,395,719
Net change in unrealized appreciation (depreciation)	2,353,906
Net realized and unrealized gain	1,321,371
Net increase in net assets resulting from operations	$1,317,643

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,728)	$(70,365)
Net realized gain (loss) on investments	(1,032,535)	107,402
Net change in unrealized appreciation (depreciation) on investments	2,353,906	(200,849)
Net increase (decrease) in net assets resulting from operations	1,317,643	(163,812)

Capital share transactions:
Proceeds from sale of shares
A-Class	223,527	2,036,187
C-Class	51,784	10,281
H-Class	62,584,193	55,676,842
Cost of shares redeemed
A-Class	(199,969)	(1,774,903)
C-Class	(25,224)	(8,149)
H-Class	(52,686,584)	(55,343,428)
Net increase from capital share transactions	9,947,727	596,830
Net increase in net assets	11,265,370	433,018

Net assets:
Beginning of period	5,866,672	5,433,654
End of period	$17,132,042	$5,866,672

Capital share activity:
Shares sold
A-Class	3,588	36,508
C-Class	940	215
H-Class	1,018,931	1,004,972
Shares redeemed
A-Class	(3,337)	(34,263)
C-Class	(499)	(170)
H-Class	(864,816)	(999,148)
Net increase in shares	154,807	8,114

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$55.13	$55.28	$120.61	$102.08	$104.50	$118.12
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.64)	(.45)	.50	.70	(.90)
Net gain (loss) on investments (realized and unrealized)	10.36	.49	(64.83)	18.73 [g]	(3.12)	(12.72)
Total from investment operations	10.32	(.15)	(65.28)	19.23	(2.42)	(13.62)
Less distributions from:
Net investment income	—	—	(.05)	(.70)	—	—
Total distributions	—	—	(.05)	(.70)	—	—
Net asset value, end of period	$65.45	$55.13	$55.28	$120.61	$102.08	$104.50

Total Return[c]	18.72%	(0.27%)	(54.13%)	19.00%	(2.30%)	(11.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$542	$443	$320	$207	$746	$262
Ratios to average net assets:
Net investment income (loss)	(0.15%)	(1.17%)	(1.38%)	0.51%	0.65%	(0.76%)
Total expenses[d]	1.78%	1.71%	1.80%	1.82%	1.83%	1.74%
Net expenses[e]	1.75%	1.66%	1.78%	1.78%	1.81%	1.74%
Portfolio turnover rate	—%	—	14%	7%	40%	—

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$48.07	$48.51	$106.73	$91.07	$93.97	$107.05
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.89)	(.61)	(.30)	(.25)	(1.25)
Net gain (loss) on investments (realized and unrealized)	8.96	.45	(57.56)	16.66 [g]	(2.65)	(11.83)
Total from investment operations	8.75	(.44)	(58.17)	16.36	(2.90)	(13.08)
Less distributions from:
Net investment income	—	—	(.05)	(.70)	—	—
Total distributions	—	—	(.05)	(.70)	—	—
Net asset value, end of period	$56.82	$48.07	$48.51	$106.73	$91.07	$93.97

Total Return[c]	18.20%	(0.91%)	(54.49%)	18.22%	(3.09%)	(12.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58	$28	$26	$94	$460	$607
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(1.88%)	(2.15%)	(0.34%)	(0.26%)	(1.22%)
Total expenses[d]	2.53%	2.46%	2.57%	2.57%	2.56%	2.48%
Net expenses[e]	2.50%	2.40%	2.54%	2.53%	2.55%	2.48%
Portfolio turnover rate	—%	—	14%	7%	40%	—

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021[f]	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]	Year Ended March 29, 2018[f]
Per Share Data
Net asset value, beginning of period	$55.35	$55.51	$121.09	$102.43	$104.78	$118.47
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.64)	(.44)	.10	.55	(.45)
Net gain (loss) on investments (realized and unrealized)	10.38	.48	(65.09)	19.26 [g]	(2.90)	(13.24)
Total from investment operations	10.36	(.16)	(65.53)	19.36	(2.35)	(13.69)
Less distributions from:
Net investment income	—	—	(.05)	(.70)	—	—
Total distributions	—	—	(.05)	(.70)	—	—
Net asset value, end of period	$65.71	$55.35	$55.51	$121.09	$102.43	$104.78

Total Return	18.72%	(0.29%)	(54.13%)	19.08%	(2.24%)	(11.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,532	$5,396	$5,087	$22,414	$9,392	$3,543
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(1.17%)	(1.42%)	0.07%	0.53%	(0.39%)
Total expenses[d]	1.78%	1.71%	1.81%	1.82%	1.82%	1.72%
Net expenses[e]	1.75%	1.66%	1.79%	1.79%	1.81%	1.72%
Portfolio turnover rate	—%	—	14%	7%	40%	—

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split (Unaudited) — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020 — See Note 11.
[g]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	9.9%
Goldman Sachs Group, Inc.	5.8%
Home Depot, Inc.	5.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.9%
Guggenheim Strategy Fund II	4.6%
Microsoft Corp.	4.6%
McDonald’s Corp.	4.5%
Amgen, Inc.	4.4%
Visa, Inc. — Class A	3.5%
Honeywell International, Inc.	3.3%
Top Ten Total	50.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	Since Inception (12/01/15)
A-Class Shares	(17.27%)	(15.33%)	5.44%	7.73%
A-Class Shares with sales charge‡	(21.20%)	(19.35%)	4.42%	6.97%
C-Class Shares	(17.58%)	(15.97%)	4.66%	6.93%
C-Class Shares with CDSC§	(18.40%)	(16.80%)	4.66%	6.93%
H-Class Shares	(17.25%)	(15.32%)	5.45%	7.74%
Dow Jones Industrial Average	(16.28%)	(13.40%)	7.42%	9.65%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 85.7%

Consumer, Non-cyclical - 22.8%
UnitedHealth Group, Inc.	3,788	$1,913,092
Amgen, Inc.	3,788	853,815
Johnson & Johnson	3,788	618,808
Procter & Gamble Co.	3,788	478,235
Merck & Company, Inc.	3,788	326,222
Coca-Cola Co.	3,788	212,204
Total Consumer, Non-cyclical		4,402,376

Financial - 17.0%
Goldman Sachs Group, Inc.	3,788	1,110,073
Visa, Inc. — Class A	3,788	672,938
Travelers Companies, Inc.	3,788	580,322
American Express Co.	3,788	511,039
JPMorgan Chase & Co.	3,788	395,846
Total Financial		3,270,218

Consumer, Cyclical - 14.8%
Home Depot, Inc.	3,788	1,045,261
McDonald’s Corp.	3,788	874,043
Walmart, Inc.	3,788	491,304
NIKE, Inc. — Class B	3,788	314,858
Walgreens Boots Alliance, Inc.	3,788	118,943
Total Consumer, Cyclical		2,844,409

Technology - 13.0%
Microsoft Corp.	3,788	882,225
Salesforce, Inc.*	3,788	544,866
Apple, Inc.	3,788	523,502
International Business Machines Corp.	3,788	450,052
Intel Corp.	3,788	97,617
Total Technology		2,498,262

Industrial - 11.0%
Honeywell International, Inc.	3,788	632,482
Caterpillar, Inc.	3,788	621,535
Boeing Co.*	3,788	458,651
3M Co.	3,788	418,574
Total Industrial		2,131,242

Communications - 3.4%
Walt Disney Co.*	3,788	357,322
Cisco Systems, Inc.	3,788	151,520
Verizon Communications, Inc.	3,788	143,830
Total Communications		652,672

Energy - 2.8%
Chevron Corp.	3,788	544,222

Basic Materials - 0.9%
Dow, Inc.	3,788	166,407

Total Common Stocks
(Cost $17,441,318)		16,509,808

MUTUAL FUNDS† - 9.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	98,739	946,905
Guggenheim Strategy Fund II1	37,085	888,923
Total Mutual Funds
(Cost $1,898,269)		1,835,828

	Face Amount
U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
1.34% due 10/04/22[2]	$121,000	120,992
Total U.S. Treasury Bills
(Cost $120,986)		120,992

REPURCHASE AGREEMENTS††,3 - 5.9%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[4]	642,186	642,186
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[4]	246,994	246,994
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[4]	239,684	239,684
Total Repurchase Agreements
(Cost $1,128,864)		1,128,864

Total Investments - 101.7%
(Cost $20,589,437)		$19,595,492
Other Assets & Liabilities, net - (1.7)%		(328,049)
Total Net Assets - 100.0%		$19,267,443

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
DOW JONES INDUSTRIAL AVERAGE® FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average	Pay	3.63% (Federal Funds Rate + 0.55%)	At Maturity	11/17/22	26	$758,638	$(41,844)
Barclays Bank plc	Dow Jones Industrial Average	Pay	3.46% (SOFR + 0.50%)	At Maturity	11/16/22	70	2,013,503	(217,351)
							$2,772,141	$(259,195)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,509,808	$—	$—	$16,509,808
Mutual Funds	1,835,828	—	—	1,835,828
U.S. Treasury Bills	—	120,992	—	120,992
Repurchase Agreements	—	1,128,864	—	1,128,864
Total Assets	$18,345,636	$1,249,856	$—	$19,595,492

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$259,195	$—	$259,195

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$910,432	$—	$—	$—	$(21,509)	$888,923	37,085	$11,709
Guggenheim Ultra Short Duration Fund — Institutional Class	2,386,129	—	(1,400,001)	(41,542)	2,319	946,905	98,739	17,174
	$3,296,561	$—	$(1,400,001)	$(41,542)	$(19,190)	$1,835,828		$28,883

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $17,562,304)	$16,630,800
Investments in affiliated issuers, at value (cost $1,898,269)	1,835,828
Repurchase agreements, at value (cost $1,128,864)	1,128,864
Segregated cash with broker	382,000
Receivables:
Dividends	12,594
Fund shares sold	3,763
Interest	93
Securities lending income	32
Total assets	19,993,974

Liabilities:
Unrealized depreciation on OTC swap agreements	259,195
Payable for:
Swap settlement	403,981
Management fees	12,912
Fund shares redeemed	7,481
Transfer agent and administrative fees	7,293
Distribution and service fees	5,959
Portfolio accounting/administration fees	2,684
Trustees’ fees*	315
Miscellaneous	26,711
Total liabilities	726,531
Net assets	$19,267,443

Net assets consist of:
Paid in capital	$21,088,291
Total distributable earnings (loss)	(1,820,848)
Net assets	$19,267,443

A-Class:
Net assets	$3,531,662
Capital shares outstanding	49,585
Net asset value per share	$71.22
Maximum offering price per share (Net asset value divided by 95.25%)	$74.77

C-Class:
Net assets	$2,338,249
Capital shares outstanding	34,721
Net asset value per share	$67.34

H-Class:
Net assets	$13,397,532
Capital shares outstanding	187,940
Net asset value per share	$71.29

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$199,210
Dividends from securities of affiliated issuers	28,883
Interest	10,142
Income from securities lending, net	1,867
Total investment income	240,102

Expenses:
Management fees	86,983
Distribution and service fees:
A-Class	5,145
C-Class	13,611
H-Class	20,446
Transfer agent and administrative fees	27,487
Portfolio accounting/administration fees	14,595
Professional fees	5,015
Trustees’ fees*	1,958
Custodian fees	1,694
Line of credit fees	44
Miscellaneous	14,499
Total expenses	191,477
Less:
Expenses waived by Adviser	(2,295)
Net expenses	189,182
Net investment income	50,920

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,124,114
Investments in affiliated issuers	(41,542)
Swap agreements	(530,635)
Futures contracts	(117,230)
Net realized gain	3,434,707
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,326,694)
Investments in affiliated issuers	(19,190)
Swap agreements	(251,097)
Futures contracts	4,287
Net change in unrealized appreciation (depreciation)	(7,592,694)
Net realized and unrealized loss	(4,157,987)
Net decrease in net assets resulting from operations	$(4,107,067)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$50,920	$25,847
Net realized gain (loss) on investments	3,434,707	(2,594,628)
Net change in unrealized appreciation (depreciation) on investments	(7,592,694)	922,717
Net decrease in net assets resulting from operations	(4,107,067)	(1,646,064)

Distributions to shareholders:
A-Class	—	(73,239)
C-Class	—	(39,310)
H-Class	—	(328,493)
Total distributions to shareholders	—	(441,042)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,644,202	14,137,715
C-Class	284,790	757,554
H-Class	42,970,767	112,056,497
Distributions reinvested
A-Class	—	71,724
C-Class	—	38,732
H-Class	—	327,965
Cost of shares redeemed
A-Class	(4,049,768)	(12,752,208)
C-Class	(435,251)	(723,714)
H-Class	(49,682,580)	(104,478,439)
Net increase (decrease) from capital share transactions	(7,267,840)	9,435,826
Net increase (decrease) in net assets	(11,374,907)	7,348,720

Net assets:
Beginning of period	30,642,350	23,293,630
End of period	$19,267,443	$30,642,350

Capital share activity:
Shares sold
A-Class	45,788	162,368
C-Class	3,742	9,166
H-Class	534,114	1,271,008
Shares issued from reinvestment of distributions
A-Class	—	807
C-Class	—	458
H-Class	—	3,685
Shares redeemed
A-Class	(50,013)	(145,006)
C-Class	(5,758)	(8,752)
H-Class	(613,235)	(1,218,778)
Net increase (decrease) in shares	(85,362)	74,956

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$86.09	$82.82	$57.33	$70.54	$66.00	$58.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.05	.02	.47	.55	.34
Net gain (loss) on investments (realized and unrealized)	(15.08)	4.32 [f]	29.21	(10.67)	4.78	9.91
Total from investment operations	(14.87)	4.37	29.23	(10.20)	5.33	10.25
Less distributions from:
Net investment income	—	—	(.06)	(.31)	(.64)	(.35)
Net realized gains	—	(1.10)	(3.68)	(2.70)	(.15)	(2.15)
Total distributions	—	(1.10)	(3.74)	(3.01)	(.79)	(2.50)
Net asset value, end of period	$71.22	$86.09	$82.82	$57.33	$70.54	$66.00

Total Return[c]	(17.27%)	5.23%	51.61%	(15.38%)	8.15%	17.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,532	$4,632	$2,952	$2,652	$19,022	$20,953
Ratios to average net assets:
Net investment income (loss)	0.53%	0.05%	0.02%	0.65%	0.80%	0.54%
Total expenses[d]	1.56%	1.56%	1.69%	1.66%	1.61%	1.56%
Net expenses[e]	1.54%	1.55%	1.68%	1.64%	1.61%	1.56%
Portfolio turnover rate	174%	240%	110%	186%	465%	168%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$81.70	$79.25	$55.37	$68.74	$64.81	$57.66
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.56)	(.49)	(.02)	.03	(.09)
Net gain (loss) on investments (realized and unrealized)	(14.28)	4.11 [f]	28.11	(10.34)	4.69	9.74
Total from investment operations	(14.36)	3.55	27.62	(10.36)	4.72	9.65
Less distributions from:
Net investment income	—	—	(.06)	(.31)	(.64)	(.35)
Net realized gains	—	(1.10)	(3.68)	(2.70)	(.15)	(2.15)
Total distributions	—	(1.10)	(3.74)	(3.01)	(.79)	(2.50)
Net asset value, end of period	$67.34	$81.70	$79.25	$55.37	$68.74	$64.81

Total Return[c]	(17.58%)	4.43%	50.52%	(16.03%)	7.37%	16.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,338	$3,001	$2,842	$1,637	$1,731	$3,294
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(0.68%)	(0.70%)	(0.03%)	0.04%	(0.14%)
Total expenses[d]	2.31%	2.32%	2.44%	2.42%	2.36%	2.30%
Net expenses[e]	2.29%	2.31%	2.43%	2.40%	2.36%	2.36%
Portfolio turnover rate	174%	240%	110%	186%	465%	168%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 157

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$86.15	$82.88	$57.36	$70.59	$66.04	$58.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.17	.03	.51	.55	.39
Net gain (loss) on investments (realized and unrealized)	(15.07)	4.20 [f]	29.23	(10.73)	4.79	9.87
Total from investment operations	(14.86)	4.37	29.26	(10.22)	5.34	10.26
Less distributions from:
Net investment income	—	—	(.06)	(.31)	(.64)	(.35)
Net realized gains	—	(1.10)	(3.68)	(2.70)	(.15)	(2.15)
Total distributions	—	(1.10)	(3.74)	(3.01)	(.79)	(2.50)
Net asset value, end of period	$71.29	$86.15	$82.88	$57.36	$70.59	$66.04

Total Return	(17.25%)	5.23%	51.64%	(15.40%)	8.16%	17.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,398	$23,009	$17,500	$24,331	$40,617	$68,766
Ratios to average net assets:
Net investment income (loss)	0.52%	0.19%	0.05%	0.70%	0.80%	0.61%
Total expenses[d]	1.56%	1.57%	1.70%	1.66%	1.62%	1.55%
Net expenses[e]	1.54%	1.55%	1.69%	1.64%	1.62%	1.55%
Portfolio turnover rate	174%	240%	110%	186%	465%	168%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

158 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	86.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.3%
Guggenheim Strategy Fund II	4.2%
Total	95.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 159

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(28.02%)	(35.38%)	(4.21%)	(0.77%)
A-Class Shares	(28.13%)	(35.56%)	(4.48%)	(0.97%)
A-Class Shares with sales charge‡	(31.54%)	(38.62%)	(5.40%)	(1.45%)
C-Class Shares	(28.41%)	(36.06%)	(5.19%)	(1.74%)
C-Class Shares with CDSC§	(29.12%)	(36.70%)	(5.19%)	(1.74%)
Bloomberg U.S. Long Treasury Index	(20.41%)	(26.65%)	(1.62%)	0.59%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(19.74%)	(35.39%)	(3.33%)	(0.52%)
Price Movement of Long Treasury Bond	(23.94%)	(30.63%)	(4.22%)	(2.52%)

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(28.15%)	(35.56%)	(4.48%)	(0.82%)
Bloomberg U.S. Long Treasury Index	(20.41%)	(26.65%)	(1.62%)	1.07%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(19.74%)	(35.39%)	(3.33%)	(0.76%)
Price Movement of Long Treasury Bond	(23.94%)	(30.63%)	(4.22%)	(1.69%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Does not reflect interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Year Index.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

160 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 9.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	253,606	$2,432,083
Guggenheim Strategy Fund II1	81,235	1,947,203
Total Mutual Funds
(Cost $4,535,377)		4,379,286

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 86.4%
U.S. Treasury Bonds
3.00% due 08/15/52	$46,300,000	39,955,453
Total U.S. Government Securities
(Cost $41,789,982)		39,955,453

U.S. TREASURY BILLS†† - 1.4%
U.S. Treasury Bills
2.70% due 11/08/22[2,3]	676,000	674,169
Total U.S. Treasury Bills
(Cost $674,038)		674,169

REPURCHASE AGREEMENTS††,4 - 2.9%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	753,996	753,996
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	289,998	289,998
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	281,415	281,415
Total Repurchase Agreements
(Cost $1,325,409)		1,325,409

Total Investments - 100.2%
(Cost $48,324,806)		$46,334,317
Other Assets & Liabilities, net - (0.2)%		(107,726)
Total Net Assets - 100.0%		$46,226,591

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	125	Dec 2022	$17,082,031	$(462,854)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,379,286	$—	$—	$4,379,286
U.S. Government Securities	—	39,955,453	—	39,955,453
U.S. Treasury Bills	—	674,169	—	674,169
Repurchase Agreements	—	1,325,409	—	1,325,409
Total Assets	$4,379,286	$41,955,031	$—	$46,334,317

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$462,854	$—	$—	$462,854

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,728,073	$—	$(3,700,000)	$(87,149)	$6,279	$1,947,203	81,235	$38,019
Guggenheim Ultra Short Duration Fund — Institutional Class	5,526,328	—	(3,000,000)	(96,828)	2,583	2,432,083	253,606	37,359
	$11,254,401	$—	$(6,700,000)	$(183,977)	$8,862	$4,379,286		$75,378

162 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $42,464,020)	$40,629,622
Investments in affiliated issuers, at value (cost $4,535,377)	4,379,286
Repurchase agreements, at value (cost $1,325,409)	1,325,409
Segregated cash with broker	323,837
Receivables:
Securities sold	15,533,438
Interest	317,745
Fund shares sold	151,992
Dividends	13,757
Total assets	62,675,086

Liabilities:
Payable for:
Fund shares redeemed	15,966,707
Variation margin on futures contracts	299,560
Management fees	23,212
Transfer agent and administrative fees	17,102
Distribution and service fees	8,901
Portfolio accounting/administration fees	7,233
Trustees’ fees*	978
Miscellaneous	124,802
Total liabilities	16,448,495
Net assets	$46,226,591

Net assets consist of:
Paid in capital	$103,899,333
Total distributable earnings (loss)	(57,672,742)
Net assets	$46,226,591

Investor Class:
Net assets	$5,563,092
Capital shares outstanding	211,322
Net asset value per share	$26.33

A-Class:
Net assets	$1,938,519
Capital shares outstanding	72,867
Net asset value per share	$26.60
Maximum offering price per share (Net asset value divided by 95.25%)	$27.93

C-Class:
Net assets	$97,144
Capital shares outstanding	3,707
Net asset value per share	$26.21

H-Class:
Net assets	$38,627,836
Capital shares outstanding	1,450,685
Net asset value per share	$26.63

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$75,378
Interest	1,080,839
Total investment income	1,156,217

Expenses:
Management fees	200,863
Distribution and service fees:
A-Class	2,630
C-Class	996
H-Class	58,578
Transfer agent and administrative fees	81,506
Portfolio accounting/administration fees	47,781
Registration fees	29,955
Professional fees	21,863
Trustees’ fees*	6,746
Custodian fees	5,857
Line of credit fees	15
Miscellaneous	7,942
Total expenses	464,732
Less:
Expenses waived by Adviser	(5,237)
Net expenses	459,495
Net investment income	696,722

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(20,758,959)
Investments in affiliated issuers	(183,977)
Futures contracts	(8,142,567)
Net realized loss	(29,085,503)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,673,723)
Investments in affiliated issuers	8,862
Futures contracts	(537,896)
Net change in unrealized appreciation (depreciation)	(3,202,757)
Net realized and unrealized loss	(32,288,260)
Net decrease in net assets resulting from operations	$(31,591,538)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$696,722	$644,943
Net realized loss on investments	(29,085,503)	(8,916,731)
Net change in unrealized appreciation (depreciation) on investments	(3,202,757)	1,610,186
Net decrease in net assets resulting from operations	(31,591,538)	(6,661,602)

Distributions to shareholders:
Investor Class	(284,186)	(247,228)
A-Class	(17,828)	(16,711)
H-Class	(393,918)	(380,952)
Total distributions to shareholders	(695,932)	(644,891)

Capital share transactions:
Proceeds from sale of shares
Investor Class	813,281,750	1,284,348,371
A-Class	1,345,800	2,191,417
C-Class	442,137	1,249,077
H-Class	422,888,624	870,390,775
Distributions reinvested
Investor Class	242,141	226,961
A-Class	17,543	15,380
H-Class	393,918	380,769
Cost of shares redeemed
Investor Class	(802,325,015)	(1,331,286,210)
A-Class	(993,288)	(1,404,749)
C-Class	(455,169)	(1,223,686)
H-Class	(419,895,384)	(910,236,231)
Net increase (decrease) from capital share transactions	14,943,057	(85,348,126)
Net decrease in net assets	(17,344,413)	(92,654,619)

Net assets:
Beginning of period	63,571,004	156,225,623
End of period	$46,226,591	$63,571,004

Capital share activity:
Shares sold
Investor Class	25,760,664	32,025,430
A-Class	44,222	52,021
C-Class	14,355	30,512
H-Class	13,789,932	20,875,218
Shares issued from reinvestment of distributions
Investor Class	7,848	5,560
A-Class	583	371
H-Class	13,258	9,240
Shares redeemed
Investor Class	(25,879,420)	(33,537,449)
A-Class	(31,691)	(34,615)
C-Class	(14,713)	(30,946)
H-Class	(13,671,298)	(21,782,726)
Net increase (decrease) in shares	33,740	(2,387,384)

164 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$36.94	$37.93	$74.11	$53.22	$51.21	$50.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.39	.25	.77	.96	.80
Net gain (loss) on investments (realized and unrealized)	(10.60)	(1.00)	(14.59)	22.86	2.00	.72
Total from investment operations	(10.31)	(.61)	(14.34)	23.63	2.96	1.52
Less distributions from:
Net investment income	(.30)	(.38)	(.25)	(.77)	(.95)	(.80)
Net realized gains	—	—	(21.59)	(1.97)	—	—
Total distributions	(.30)	(.38)	(21.84)	(2.74)	(.95)	(.80)
Net asset value, end of period	$26.33	$36.94	$37.93	$74.11	$53.22	$51.21

Total Return	(28.02%)	(1.71%)	(24.72%)	45.84%	5.93%	3.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,563	$11,904	$69,360	$37,919	$67,103	$37,496
Ratios to average net assets:
Net investment income (loss)	1.82%	0.95%	0.40%	1.28%	1.94%	1.52%
Total expenses[c]	1.01%	0.96%	1.07%	1.07%	1.07%	0.98%
Net expenses[e]	0.99%	0.95%	1.05%	1.05%	1.06%	0.98%
Portfolio turnover rate	1,438%	2,153%	1,938%	1,130%	1,182%	1,468%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$37.34	$38.34	$74.70	$53.63	$51.62	$50.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.28	.11	.72	.83	.69
Net gain (loss) on investments (realized and unrealized)	(10.74)	(1.00)	(14.78)	22.95	2.01	.74
Total from investment operations	(10.48)	(.72)	(14.67)	23.67	2.84	1.43
Less distributions from:
Net investment income	(.26)	(.28)	(.10)	(.63)	(.83)	(.68)
Net realized gains	—	—	(21.59)	(1.97)	—	—
Total distributions	(.26)	(.28)	(21.69)	(2.60)	(.83)	(.68)
Net asset value, end of period	$26.60	$37.34	$38.34	$74.70	$53.63	$51.62

Total Return[d]	(28.13%)	(1.96%)	(24.98%)	45.48%	5.63%	2.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,939	$2,231	$1,610	$2,775	$24,639	$6,158
Ratios to average net assets:
Net investment income (loss)	1.69%	0.66%	0.18%	1.24%	1.65%	1.31%
Total expenses[c]	1.25%	1.21%	1.30%	1.32%	1.33%	1.23%
Net expenses[e]	1.24%	1.19%	1.29%	1.30%	1.32%	1.23%
Portfolio turnover rate	1,438%	2,153%	1,938%	1,130%	1,182%	1,468%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 165

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$36.61	$37.63	$74.15	$53.27	$51.24	$50.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	(.05)	(.33)	.13	.45	.27
Net gain (loss) on investments (realized and unrealized)	(10.54)	(.97)	(14.60)	22.92	2.04	.73
Total from investment operations	(10.40)	(1.02)	(14.93)	23.05	2.49	1.00
Less distributions from:
Net investment income	—	—	—	(.20)	(.46)	(.28)
Net realized gains	—	—	(21.59)	(1.97)	—	—
Total distributions	—	—	(21.59)	(2.17)	(.46)	(.28)
Net asset value, end of period	$26.21	$36.61	$37.63	$74.15	$53.27	$51.24

Total Return[d]	(28.41%)	(2.71%)	(25.55%)	44.41%	4.92%	1.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97	$149	$169	$1,249	$607	$724
Ratios to average net assets:
Net investment income (loss)	0.91%	(0.12%)	(0.55%)	0.21%	0.91%	0.52%
Total expenses[c]	2.00%	1.96%	2.05%	2.08%	2.07%	1.98%
Net expenses[e]	1.99%	1.94%	2.03%	2.06%	2.06%	1.98%
Portfolio turnover rate	1,438%	2,153%	1,938%	1,130%	1,182%	1,468%

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$37.37	$38.38	$74.75	$53.65	$51.64	$50.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.28	.13	.61	.84	.69
Net gain (loss) on investments (realized and unrealized)	(10.74)	(1.01)	(14.82)	23.09	2.01	.72
Total from investment operations	(10.48)	(.73)	(14.69)	23.70	2.85	1.41
Less distributions from:
Net investment income	(.26)	(.28)	(.09)	(.63)	(.84)	(.68)
Net realized gains	—	—	(21.59)	(1.97)	—	—
Total distributions	(.26)	(.28)	(21.68)	(2.60)	(.84)	(.68)
Net asset value, end of period	$26.63	$37.37	$38.38	$74.75	$53.65	$51.64

Total Return	(28.15%)	(1.95%)	(24.98%)	45.55%	5.63%	2.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,628	$49,287	$85,087	$78,070	$42,397	$76,018
Ratios to average net assets:
Net investment income (loss)	1.68%	0.69%	0.23%	1.02%	1.67%	1.31%
Total expenses[c]	1.25%	1.21%	1.29%	1.32%	1.32%	1.23%
Net expenses[e]	1.24%	1.19%	1.28%	1.30%	1.31%	1.23%
Portfolio turnover rate	1,438%	2,153%	1,938%	1,130%	1,182%	1,468%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	3.6%
Guggenheim Strategy Fund II	3.5%
Total	7.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	27.55%	33.90%	(0.11%)	(2.08%)
A-Class Shares	27.39%	33.56%	(0.35%)	(2.32%)
A-Class Shares with sales charge‡	21.33%	27.21%	(1.32%)	(2.80%)
C-Class Shares	26.91%	32.55%	(1.10%)	(3.06%)
C-Class Shares with CDSC§	25.91%	31.55%	(1.10%)	(3.06%)
Bloomberg U.S. Long Treasury Index	(20.41%)	(26.65%)	(1.62%)	0.59%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(19.74%)	(35.39%)	(3.33%	(0.52%)
Price Movement of Long Treasury Bond**	(23.94%)	(30.63%)	(4.22%)	(2.52%)

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	27.41%	33.56%	(0.33%)	(3.07%)
Bloomberg U.S. Long Treasury Index	(20.41%)	(26.65%)	(1.62%)	1.07%
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(19.74%)	(35.39%)	(3.33%)	(0.76%)
Price Movement of Long Treasury Bond**	(23.94%)	(30.63%)	(4.22%)	(1.69%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Year Index.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 7.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	528,512	$5,068,428
Guggenheim Strategy Fund II1	210,588	5,047,792
Total Mutual Funds
(Cost $10,470,929)		10,116,220

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 82.8%
Federal Home Loan Bank
2.84% due 11/15/22[2]	$15,500,000	15,443,471
2.85% due 11/10/22[2]	14,200,000	14,155,033
3.06% due 11/14/22[2]	13,500,000	13,449,510
3.14% due 11/14/22[2]	12,300,000	12,252,795
3.33% due 12/16/22[2]	11,700,000	11,620,955
2.92% due 11/07/22[2]	10,000,000	9,969,167
2.84% due 11/04/22[2]	8,600,000	8,576,933
3.37% due 12/16/22[2]	7,700,000	7,647,979
3.22% due 12/05/22[2]	5,000,000	4,971,955
3.06% due 11/21/22[2]	4,000,000	3,983,100
3.00% due 10/25/22[2]	1,000,000	998,000
Freddie Mac
2.28% due 10/03/22[2]	15,000,000	14,998,100
2.55% due 10/04/22[2]	400,000	399,915
Total Federal Agency Discount Notes
(Cost $118,460,986)		118,466,913

FEDERAL AGENCY NOTES†† - 11.3%
Federal Farm Credit Bank
3.07% (Commercial Prime Lending Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	5,000,000	5,000,030
1.60% due 10/13/22	3,675,000	3,672,982
0.19% due 10/13/22	2,500,000	2,497,733
Federal Home Loan Bank
3.00% (SOFR + 0.02%, Rate Floor: 0.00%) due 01/03/23◊	5,000,000	5,000,135
Total Federal Agency Notes
(Cost $16,170,709)		16,170,880

U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
2.70% due 11/08/22[2,3]	1,313,000	1,309,444
Total U.S. Treasury Bills
(Cost $1,309,189)		1,309,444
REPURCHASE AGREEMENTS††,4 - 84.8%
Individual Repurchase Agreements[5] Mizuho Securities USA LLC issued 09/30/22 at 2.85% due 10/03/22 (secured by a U.S Treasury Bond, at a rate of 3.00% and maturing 8/15/2052 as collateral, with a value of $103,263,359) to be repurchased at $101,246,602	101,238,588	101,238,588
Barclays Capital, Inc. issued 09/30/22 at 2.00% due 10/03/22 (secured by a U.S. Treasury Bond, at the rate of 3.00% and maturing 8/15/2052 as collateral, with a value of $18,096,585 to be repurchased at $17,742,736	17,741,750	17,741,750
Joint Repurchase Agreements[5] J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	1,401,856	1,401,856
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	539,175	539,175
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	523,216	523,216
Total Repurchase Agreements
(Cost $121,444,585)		121,444,585

Total Investments - 186.9%
(Cost $267,856,398)		$267,508,042

U.S. Government Securities Sold Short† - (85.9)%
U.S. Treasury Bonds
3.00% due 08/15/52††	142,500,000	(122,973,047)
Total U.S Government Securities Sold Short
(Proceeds $136,189,157)		$(122,973,047)
Other Assets & Liabilities, net - (1.0)%		(1,382,927)
Total Net Assets - 100.0%		$143,152,068

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	164	Dec 2022	$22,411,625	$1,894,072

170 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as short security collateral at September 30, 2022.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,116,220	$—	$—	$10,116,220
Federal Agency Discount Notes	—	118,466,913	—	118,466,913
Federal Agency Notes	—	16,170,880	—	16,170,880
U.S. Treasury Bills	—	1,309,444	—	1,309,444
Repurchase Agreements	—	121,444,585	—	121,444,585
Interest Rate Futures Contracts**	1,894,072	—	—	1,894,072
Total Assets	$12,010,292	$257,391,822	$—	$269,402,114

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$122,973,047	$—	$122,973,047

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,169,933	$—	$—	$—	$(122,141)	$5,047,792	210,588	$66,486
Guggenheim Ultra Short Duration Fund — Institutional Class	5,174,130	—	—	—	(105,702)	5,068,428	528,512	52,439
	$10,344,063	$—	$—	$—	$(227,843)	$10,116,220		$118,925

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $135,940,884)	$135,947,237
Investments in affiliated issuers, at value (cost $10,470,929)	10,116,220
Repurchase agreements, at value (cost $121,444,585)	121,444,585
Receivables:
Securities sold	3,624,469
Fund shares sold	432,193
Variation margin on futures contracts	317,146
Interest	77,651
Dividends	31,669
Total assets	271,991,170

Liabilities:
Securities sold short, at value (proceeds $136,189,157)	122,973,047
Payable for:
Securities purchased	5,000,000
Management fees	100,540
Fund shares redeemed	68,950
Transfer agent and administrative fees	44,550
Distribution and service fees	6,752
Portfolio accounting/administration fees	6,469
Trustees’ fees*	1,656
Miscellaneous	637,138
Total liabilities	128,839,102
Net assets	$143,152,068

Net assets consist of:
Paid in capital	$378,700,471
Total distributable earnings (loss)	(235,548,403)
Net assets	$143,152,068

Investor Class:
Net assets	$117,152,609
Capital shares outstanding	689,030
Net asset value per share	$170.03

A-Class:
Net assets	$5,669,781
Capital shares outstanding	35,078
Net asset value per share	$161.63
Maximum offering price per share (Net asset value divided by 95.25%)	$169.69

C-Class:
Net assets	$2,477,129
Capital shares outstanding	18,097
Net asset value per share	$136.88

H-Class:
Net assets	$17,852,549
Capital shares outstanding	109,973
Net asset value per share	$162.34

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$118,925
Interest	1,662,321
Total investment income	1,781,246

Expenses:
Management fees	623,475
Distribution and service fees:
A-Class	5,997
C-Class	10,739
H-Class	24,207
Transfer agent and administrative fees	161,880
Interest expense	1,855,629
Portfolio accounting/administration fees	87,329
Professional fees	34,865
Custodian fees	9,650
Trustees’ fees*	6,888
Line of credit fees	191
Miscellaneous	74,521
Total expenses	2,895,371
Less:
Expenses reimbursed by Adviser:	(10,745)
Expenses waived by Adviser	(6,426)
Total waived/reimbursed expenses	(17,171)
Net expenses	2,878,200
Net investment loss	(1,096,954)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	88
Investments sold short	15,761,587
Futures contracts	2,587,698
Net realized gain	18,349,373
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,268
Investments in affiliated issuers	(227,843)
Investments sold short	9,263,107
Futures contracts	1,615,011
Net change in unrealized appreciation (depreciation)	10,653,543
Net realized and unrealized gain	29,002,916
Net increase in net assets resulting from operations	$27,905,962

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,096,954)	$(1,880,439)
Net realized gain (loss) on investments	18,349,373	(7,482,429)
Net change in unrealized appreciation (depreciation) on investments	10,653,543	1,235,801
Net increase (decrease) in net assets resulting from operations	27,905,962	(8,127,067)

Capital share transactions:
Proceeds from sale of shares
Investor Class	202,741,485	1,277,221,857
A-Class	6,117,260	1,744,144
C-Class	1,270,395	228,458
H-Class	166,322,554	130,450,921
Cost of shares redeemed
Investor Class	(185,547,790)	(1,228,728,871)
A-Class	(6,040,267)	(1,898,962)
C-Class	(268,476)	(584,995)
H-Class	(165,139,263)	(125,148,295)
Net increase from capital share transactions	19,455,898	53,284,257
Net increase in net assets	47,361,860	45,157,190

Net assets:
Beginning of period	95,790,208	50,633,018
End of period	$143,152,068	$95,790,208

Capital share activity:
Shares sold
Investor Class	1,338,598	9,767,235
A-Class	43,429	14,361
C-Class	10,509	2,213
H-Class	1,139,058	1,032,033
Shares redeemed
Investor Class	(1,237,990)	(9,443,034)
A-Class	(42,912)	(15,839)
C-Class	(2,126)	(5,651)
H-Class	(1,122,651)	(994,354)
Net increase in shares	125,915	356,964

174 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$133.30	$139.52	$114.58	$165.45	$173.19	$180.08
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.17)	(3.89)	(1.30)	.60	(.65)	(2.80)
Net gain (loss) on investments (realized and unrealized)	37.90	(2.33)	26.68	(51.47)	(7.09)	(4.09)
Total from investment operations	36.73	(6.22)	25.38	(50.87)	(7.74)	(6.89)
Less distributions from:
Net investment income	—	—	(.44)	—	—	—
Total distributions	—	—	(.44)	—	—	—
Net asset value, end of period	$170.03	$133.30	$139.52	$114.58	$165.45	$173.19

Total Return	27.55%	(4.46%)	22.19%	(30.73%)	(4.47%)	(3.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,153	$78,436	$36,863	$20,983	$43,149	$78,110
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(3.02%)	(2.46%)	0.40%	(0.37%)	(1.63%)
Total expenses[c]	4.12%	3.31%	2.75%	2.91%	4.12%	3.71%
Net expenses[d,e]	4.09%	3.29%	2.73%	2.89%	4.12%	3.71%
Portfolio turnover rate	452%	2,058%	2,159%	864%	603%	908%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$126.88	$133.13	$109.61	$158.62	$166.49	$173.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.27)	(3.77)	(1.09)	.20	(.95)	(3.15)
Net gain (loss) on investments (realized and unrealized)	36.02	(2.48)	25.05	(49.21)	(6.92)	(3.91)
Total from investment operations	34.75	(6.25)	23.96	(49.01)	(7.87)	(7.06)
Less distributions from:
Net investment income	—	—	(.44)	—	—	—
Total distributions	—	—	(.44)	—	—	—
Net asset value, end of period	$161.63	$126.88	$133.13	$109.61	$158.62	$166.49

Total Return[f]	27.39%	(4.69%)	21.95%	(30.90%)	(4.74%)	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,670	$4,385	$4,798	$4,832	$11,407	$14,455
Ratios to average net assets:
Net investment income (loss)	(1.76%)	(3.11%)	(2.59%)	0.15%	(0.57%)	(1.90%)
Total expenses[c]	4.36%	3.47%	2.97%	3.17%	4.38%	3.97%
Net expenses[d,e]	4.33%	3.45%	2.94%	3.15%	4.37%	3.97%
Portfolio turnover rate	452%	2,058%	2,159%	864%	603%	908%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 175

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$107.86	$114.03	$94.64	$138.00	$145.93	$153.27
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.44)	(4.01)	(1.11)	(.75)	(2.15)	(3.85)
Net gain (loss) on investments (realized and unrealized)	30.46	(2.16)	20.94	(42.61)	(5.78)	(3.49)
Total from investment operations	29.02	(6.17)	19.83	(43.36)	(7.93)	(7.34)
Less distributions from:
Net investment income	—	—	(.44)	—	—	—
Total distributions	—	—	(.44)	—	—	—
Net asset value, end of period	$136.88	$107.86	$114.03	$94.64	$138.00	$145.93

Total Return[f]	26.91%	(5.41%)	21.00%	(31.41%)	(5.45%)	(4.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,477	$1,048	$1,500	$2,472	$6,937	$18,296
Ratios to average net assets:
Net investment income (loss)	(2.33%)	(3.85%)	(3.32%)	(0.59%)	(1.44%)	(2.63%)
Total expenses[c]	5.14%	4.22%	3.70%	3.93%	5.14%	4.71%
Net expenses[d,e]	5.12%	4.19%	3.68%	3.91%	5.13%	4.71%
Portfolio turnover rate	452%	2,058%	2,159%	864%	603%	908%

176 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$127.42	$133.70	$109.85	$159.05	$166.92	$174.14
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.29)	(3.95)	(.98)	.25	(1.00)	(3.25)
Net gain (loss) on investments (realized and unrealized)	36.21	(2.33)	25.27	(49.45)	(6.87)	(3.97)
Total from investment operations	34.92	(6.28)	24.29	(49.20)	(7.87)	(7.22)
Less distributions from:
Net investment income	—	—	(.44)	—	—	—
Total distributions	—	—	(.44)	—	—	—
Net asset value, end of period	$162.34	$127.42	$133.70	$109.85	$159.05	$166.92

Total Return	27.41%	(4.70%)	22.18%	(30.93%)	(4.70%)	(4.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,853	$11,922	$7,472	$5,881	$9,561	$4,858
Ratios to average net assets:
Net investment income (loss)	(1.76%)	(3.20%)	(2.62%)	0.16%	(0.58%)	(1.94%)
Total expenses[c]	4.38%	3.49%	2.94%	3.30%	4.37%	4.00%
Net expenses[d,e]	4.35%	3.47%	2.92%	3.28%	4.36%	4.00%
Portfolio turnover rate	452%	2,058%	2,159%	872%	603%	908%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	09/30/22	03/31/22	03/31/21	03/31/20	03/31/19	03/31/18
Investor Class	1.42%	1.39%	1.47%	1.50%	1.50%	1.43%
A-Class	1.67%	1.63%	1.73%	1.75%	1.75%	1.68%
C-Class	2.41%	2.38%	2.48%	2.50%	2.50%	2.43%
H-Class	1.67%	1.64%	1.73%	1.75%	1.75%	1.68%

[f]	Total return does not reflect the impact of any applicable sales charges.
[g]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 177

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	22.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.1%
Guggenheim Strategy Fund II	15.1%
Total	52.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

178 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(11.45%)	(17.23%)	(0.94%)	2.55%
A-Class Shares with sales charge‡	(15.66%)	(21.16%)	(1.90%)	2.05%
C-Class Shares	(11.77%)	(17.86%)	(1.66%)	1.77%
C-Class Shares with CDSC§	(12.65%)	(18.68%)	(1.66%)	1.77%
H-Class Shares	(11.43%)	(17.22%)	(0.92%)	2.56%
Bloomberg U.S. Corporate High Yield Index	(10.41%)	(14.14%)	1.57%	3.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 179

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 52.8%
Guggenheim Strategy Fund III[1]	79,841	$1,917,783
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	133,249	1,277,858
Guggenheim Strategy Fund II1	53,173	1,274,550
Total Mutual Funds
(Cost $4,578,427)		4,470,191

	Face Amount
U.S. TREASURY BILLS†† - 7.0%
U.S. Treasury Bills
2.70% due 11/08/22[2,3]	$596,000	594,386
Total U.S. Treasury Bills
(Cost $594,270)		594,386

REPURCHASE AGREEMENTS††,4 - 39.3%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22[5]	1,892,815	1,892,815
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22[5]	728,006	728,006
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22[5]	706,457	706,457
Total Repurchase Agreements
(Cost $3,327,278)		3,327,278

Total Investments - 99.1%
(Cost $8,499,975)		$8,391,855
Other Assets & Liabilities, net - 0.9%		78,602
Total Net Assets - 100.0%		$8,470,457

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	53	Dec 2022	$5,694,602	$(172,387)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	$1,500,000	$(62,559)	$(63,536)	$977
Goldman Sachs International	ICE	CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	5,700,000	(237,724)	(244,453)	6,729
							$(300,283)	$(307,989)	$7,706

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	10/28/22	16,337	$1,166,298	$4,248
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	3.48% (Federal Funds Rate + 0.40%)	At Maturity	11/17/22	1,222	87,253	(9,401)
BNP Paribas	SPDR Bloomberg High Yield Bond ETF	Pay	3.53% (Federal Funds Rate + 0.45%)	At Maturity	11/17/22	1,788	157,084	(14,617)
							$1,410,635	$(19,770)

180 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
HIGH YIELD STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures and credit default swap collateral at September 30, 2022.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2022.
CDX.NA.HY.39.V1 — Credit Default Swap North American High Yield Series 39 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,470,191	$—	$—	$4,470,191
U.S. Treasury Bills	—	594,386	—	594,386
Repurchase Agreements	—	3,327,278	—	3,327,278
Credit Default Swap Agreements**	—	7,706	—	7,706
Credit Index Swap Agreements**	—	4,248	—	4,248
Total Assets	$4,470,191	$3,933,618	$—	$8,403,809

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$172,387	$—	$—	$172,387
Credit Index Swap Agreements**	—	24,018	—	24,018
Total Liabilities	$172,387	$24,018	$—	$196,405

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 181

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,305,391	$—	$—	$—	$(30,841)	$1,274,550	53,173	$16,788
Guggenheim Strategy Fund III	2,768,259	—	(800,000)	(6,501)	(43,975)	1,917,783	79,841	25,860
Guggenheim Ultra Short Duration Fund — Institutional Class	1,539,748	—	(235,000)	(721)	(26,169)	1,277,858	133,249	13,412
	$5,613,398	$—	$(1,035,000)	$(7,222)	$(100,985)	$4,470,191		$56,060

182 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $594,270)	$594,386
Investments in affiliated issuers, at value (cost $4,578,427)	4,470,191
Repurchase agreements, at value (cost $3,327,278)	3,327,278
Segregated cash with broker	508,935
Unrealized appreciation on OTC swap agreements	4,248
Receivables:
Fund shares sold	22,727
Dividends	13,576
Protection fees on credit default swap agreements	11,000
Interest	272
Total assets	8,952,613

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	307,989
Unrealized depreciation on OTC swap agreements	24,018
Payable for:
Swap settlement	98,563
Variation margin on futures contracts	17,391
Variation margin on credit default swap agreements	5,670
Management fees	5,342
Transfer agent and administrative fees	5,220
Distribution and service fees	2,558
Portfolio accounting/administration fees	1,140
Trustees’ fees*	258
Miscellaneous	14,007
Total liabilities	482,156
Net assets	$8,470,457

Net assets consist of:
Paid in capital	$22,989,168
Total distributable earnings (loss)	(14,518,711)
Net assets	$8,470,457

A-Class:
Net assets	$2,494,065
Capital shares outstanding	24,050
Net asset value per share	$103.70
Maximum offering price per share (Net asset value divided by 95.25%)	$108.87

C-Class:
Net assets	$1,085,549
Capital shares outstanding	12,335
Net asset value per share	$88.01

H-Class:
Net assets	$4,890,843
Capital shares outstanding	47,187
Net asset value per share	$103.65

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$56,060
Interest	79,908
Total investment income	135,968

Expenses:
Management fees	64,812
Distribution and service fees:
A-Class	3,379
C-Class	5,934
H-Class	16,742
Transfer agent and administrative fees	20,305
Portfolio accounting/administration fees	11,029
Professional fees	2,959
Trustees’ fees*	1,662
Custodian fees	1,274
Miscellaneous	9,869
Total expenses	137,965
Less:
Expenses waived by Adviser	(1,661)
Net expenses	136,304
Net investment loss	(336)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,165)
Investments in affiliated issuers	(7,222)
Swap agreements	(1,807,066)
Futures contracts	(1,286,338)
Net realized loss	(3,102,791)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	342
Investments in affiliated issuers	(100,985)
Swap agreements	(61,198)
Futures contracts	126,103
Net change in unrealized appreciation (depreciation)	(35,738)
Net realized and unrealized loss	(3,138,529)
Net decrease in net assets resulting from operations	$(3,138,865)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 183

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(336)	$(348,639)
Net realized loss on investments	(3,102,791)	(958,848)
Net change in unrealized appreciation (depreciation) on investments	(35,738)	(252,879)
Net decrease in net assets resulting from operations	(3,138,865)	(1,560,366)

Capital share transactions:
Proceeds from sale of shares
A-Class	95,099	1,434,143
C-Class	66,240	1,164,664
H-Class	94,151,464	140,079,849
Cost of shares redeemed
A-Class	(231,550)	(2,343,856)
C-Class	(142,954)	(1,901,694)
H-Class	(103,550,794)	(141,643,176)
Net decrease from capital share transactions	(9,612,495)	(3,210,070)
Net decrease in net assets	(12,751,360)	(4,770,436)

Net assets:
Beginning of period	21,221,817	25,992,253
End of period	$8,470,457	$21,221,817

Capital share activity:
Shares sold
A-Class	853	11,628
C-Class	698	10,838
H-Class	849,240	1,131,315
Shares redeemed
A-Class	(2,098)	(19,128)
C-Class	(1,521)	(17,987)
H-Class	(946,860)	(1,148,414)
Net decrease in shares	(99,688)	(31,748)

184 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]	Year Ended March 29, 2018[g]
Per Share Data
Net asset value, beginning of period	$117.11	$122.60	$108.68	$120.48	$116.32	$123.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	(1.36)	(.55)	.70	.70	(.40)
Net gain (loss) on investments (realized and unrealized)	(13.47)	(4.13)	14.47 [f]	(7.05)	7.41	3.11
Total from investment operations	(13.41)	(5.49)	13.92	(6.35)	(8.11)	2.71
Less distributions from:
Net investment income	—	—	—	(5.45)	(3.95)	(8.30)
Net realized gains	—	—	—	—	—	(1.80)
Total distributions	—	—	—	(5.45)	(3.95)	(10.10)
Net asset value, end of period	$103.70	$117.11	$122.60	$108.68	$120.48	$116.32

Total Return[c]	(11.45%)	(4.48%)	12.81%	(5.76%)	7.18%	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,494	$2,962	$4,021	$3,933	$7,631	$8,427
Ratios to average net assets:
Net investment income (loss)	0.11%	(1.10%)	(1.21%)	0.58%	0.59%	(0.31%)
Total expenses[d]	1.54%	1.51%	1.60%	1.63%	1.61%	1.52%
Net expenses[e]	1.52%	1.49%	1.57%	1.61%	1.60%	1.52%
Portfolio turnover rate	—	40%	134%	—	21%	422%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]	Year Ended March 29, 2018[g]
Per Share Data
Net asset value, beginning of period	$99.75	$105.21	$93.96	$105.62	$103.17	$111.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(.30)	(1.97)	(.81)	(.20)	(.20)	(1.10)
Net gain (loss) on investments (realized and unrealized)	(11.44)	(3.49)	12.06 [f]	(6.01)	6.60	2.72
Total from investment operations	(11.74)	(5.46)	11.25	(6.21)	6.40	1.62
Less distributions from:
Net investment income	—	—	—	(5.45)	(3.95)	(8.30)
Net realized gains	—	—	—	—	—	(1.80)
Total distributions	—	—	—	(5.45)	(3.95)	(10.10)
Net asset value, end of period	$88.01	$99.75	$105.21	$93.96	$105.62	$103.17

Total Return[c]	(11.77%)	(5.19%)	11.97%	(6.45%)	6.39%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,086	$1,313	$2,136	$866	$1,480	$3,994
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(1.86%)	(1.96%)	(0.20%)	(0.21%)	(1.00%)
Total expenses[d]	2.29%	2.26%	2.34%	2.38%	2.35%	2.27%
Net expenses[e]	2.27%	2.24%	2.32%	2.36%	2.35%	2.27%
Portfolio turnover rate	—	40%	134%	—	21%	422%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 185

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]	Year Ended March 29, 2018[g]
Per Share Data
Net asset value, beginning of period	$117.03	$122.51	$108.54	$120.32	$116.17	$123.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(1.41)	(.47)	.75	.60	(.50)
Net gain (loss) on investments (realized and unrealized)	(13.40)	(4.07)	14.44 [f]	(7.08)	7.50	3.19
Total from investment operations	(13.38)	(5.48)	13.97	(6.33)	8.10	2.69
Less distributions from:
Net investment income	—	—	—	(5.45)	(3.95)	(8.30)
Net realized gains	—	—	—	—	—	(1.80)
Total distributions	—	—	—	(5.45)	(3.95)	(10.10)
Net asset value, end of period	$103.65	$117.03	$122.51	$108.54	$120.32	$116.17

Total Return	(11.43%)	(4.47%)	12.87%	(5.73%)	7.15%	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,891	$16,947	$19,835	$23,125	$101,180	$23,860
Ratios to average net assets:
Net investment income (loss)	0.03%	(1.14%)	(1.23%)	0.59%	0.49%	(0.41%)
Total expenses[d]	1.55%	1.51%	1.61%	1.63%	1.60%	1.52%
Net expenses[e]	1.53%	1.49%	1.59%	1.61%	1.60%	1.52%
Portfolio turnover rate	—	40%	134%	—	21%	422%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

186 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	1.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.6%
Total	1.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 187

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2022

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	9.94%	14.43%	(1.33%)	(5.37%)
A-Class Shares with sales charge‡	4.72%	9.00%	(2.28%)	(5.83%)
C-Class Shares	9.55%	14.32%	(2.12%)	(6.05%)
C-Class Shares with CDSC§	8.55%	13.32%	(2.12%)	(6.05%)
H-Class Shares	10.01%	15.25%	(1.36%)	(5.17%)
Bloomberg U.S. Corporate High Yield Index	(10.41%)	(14.14%)	1.57%	3.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

188 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 1.9%
Guggenheim Strategy Fund II1	29,310	$702,550
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	37,683	361,380
Total Mutual Funds
(Cost $1,096,686)		1,063,930

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 60.3%
Federal Home Loan Bank
2.92% due 10/05/22[2]	$5,000,000	4,998,378
3.00% due 11/01/22[2]	5,000,000	4,987,083
3.06% due 11/14/22[2]	4,000,000	3,985,040
3.22% due 12/01/22[2]	4,000,000	3,979,120
3.06% due 11/21/22[2]	2,700,000	2,688,592
2.85% due 11/10/22[2]	2,600,000	2,591,767
3.22% due 12/05/22[2]	1,700,000	1,690,465
Freddie Mac
2.28% due 10/03/22[2]	9,000,000	8,998,860
Total Federal Agency Discount Notes
(Cost $33,917,715)		33,919,305

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
2.70% due 11/08/22[2,3]	286,000	285,225
Total U.S. Treasury Bills
(Cost $285,170)		285,225

REPURCHASE AGREEMENTS††,4 - 3.9%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	1,252,322	1,252,322
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	481,662	481,662
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	467,406	467,406
Total Repurchase Agreements
(Cost $2,201,390)		2,201,390

Total Investments - 66.6%
(Cost $37,500,961)		$37,469,850
Other Assets & Liabilities, net - 33.4%		18,821,280
Total Net Assets - 100.0%		$56,291,130

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	433	Dec 2022	$46,523,821	$685,800

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	$58,550,000	$2,441,886	$2,535,552	$(93,666)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2022.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.39.V1 — Credit Default Swap North American High Yield Series 39 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 189

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,063,930	$—	$—	$1,063,930
Federal Agency Discount Notes	—	33,919,305	—	33,919,305
U.S. Treasury Bills	—	285,225	—	285,225
Repurchase Agreements	—	2,201,390	—	2,201,390
Interest Rate Futures Contracts**	685,800	—	—	685,800
Total Assets	$1,749,730	$36,405,920	$—	$38,155,650

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$93,666	$—	$93,666

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/22	Shares 09/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$369,264	$350,000	$—	$—	$(16,714)	$702,550	29,310	$9,117
Guggenheim Ultra Short Duration Fund — Institutional Class	368,917	—	—	—	(7,537)	361,380	37,683	3,739
	$738,181	$350,000	$—	$—	$(24,251)	$1,063,930		$12,856

190 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $34,202,885)	$34,204,530
Investments in affiliated issuers, at value (cost $1,096,686)	1,063,930
Repurchase agreements, at value (cost $2,201,390)	2,201,390
Segregated cash with broker	1,434,024
Unamortized upfront premiums paid on credit default swap agreements	2,535,552
Receivables:
Fund shares sold	15,578,735
Variation margin on futures contracts	102,227
Variation margin on credit default swap agreements	39,802
Dividends	3,297
Interest	180
Total assets	57,163,667

Liabilities:
Payable for:
Swap settlement	737,061
Fund shares redeemed	77,281
Management fees	22,068
Transfer agent and administrative fees	8,644
Distribution and service fees	7,507
Portfolio accounting/administration fees	4,502
Trustees’ fees*	276
Miscellaneous	15,198
Total liabilities	872,537
Net assets	$56,291,130

Net assets consist of:
Paid in capital	$65,612,548
Total distributable earnings (loss)	(9,321,418)
Net assets	$56,291,130

A-Class:
Net assets	$1,122,409
Capital shares outstanding	20,756
Net asset value per share	$54.08
Maximum offering price per share (Net asset value divided by 95.25%)	$56.78

C-Class:
Net assets	$208,188
Capital shares outstanding	4,344
Net asset value per share	$47.93

H-Class:
Net assets	$54,960,533
Capital shares outstanding	990,503
Net asset value per share	$55.49

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends from securities of affiliated issuers	$12,856
Interest	149,397
Total investment income	162,253

Expenses:
Management fees	88,202
Distribution and service fees:
A-Class	2,579
C-Class	867
H-Class	26,605
Transfer agent and administrative fees	27,317
Portfolio accounting/administration fees	14,903
Professional fees	6,086
Custodian fees	1,631
Trustees’ fees*	1,059
Miscellaneous	12,237
Total expenses	181,486
Less:
Expenses waived by Adviser	(458)
Net expenses	181,028
Net investment loss	(18,775)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,039)
Swap agreements	642,996
Futures contracts	114,459
Net realized gain	756,416
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,648
Investments in affiliated issuers	(24,251)
Swap agreements	(40,368)
Futures contracts	460,624
Net change in unrealized appreciation (depreciation)	397,653
Net realized and unrealized gain	1,154,069
Net increase in net assets resulting from operations	$1,135,294

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 191

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(18,775)	$(102,200)
Net realized gain (loss) on investments	756,416	(121,956)
Net change in unrealized appreciation (depreciation) on investments	397,653	161,911
Net increase (decrease) in net assets resulting from operations	1,135,294	(62,245)

Distributions to shareholders:
A-Class	—	(11,491)
C-Class	—	(3,058)
H-Class	—	(96,565)
Total distributions to shareholders	—	(111,114)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,503,726	35,242,510
C-Class	146,146	6,544
H-Class	278,002,227	229,708,354
Distributions reinvested
A-Class	—	11,478
C-Class	—	3,058
H-Class	—	95,922
Cost of shares redeemed
A-Class	(11,370,313)	(40,527,697)
C-Class	(70,757)	(50,058)
H-Class	(231,117,334)	(226,748,463)
Net increase (decrease) from capital share transactions	48,093,695	(2,258,352)
Net increase (decrease) in net assets	49,228,989	(2,431,711)

Net assets:
Beginning of period	7,062,141	9,493,852
End of period	$56,291,130	$7,062,141

Capital share activity:
Shares sold
A-Class	236,097	729,390
C-Class	3,198	150
H-Class	5,214,618	4,619,706
Shares issued from reinvestment of distributions
A-Class	—	243
C-Class	—	73
H-Class	—	1,987
Shares redeemed
A-Class	(220,171)	(836,699)
C-Class	(1,568)	(1,136)
H-Class	(4,357,049)	(4,561,710)
Net increase (decrease) in shares	875,125	(47,996)

192 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$49.19	$50.15	$62.01	$60.47	$64.28	$65.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.64)	(.68)	.24	.42	(.07)
Net gain (loss) on investments (realized and unrealized)	4.97	.82	(7.31)	1.30	(4.23)	(1.43)
Total from investment operations	4.89	.18	(7.99)	1.54	(3.81)	(1.50)
Less distributions from:
Net investment income	—	(1.14)	(3.87)	—	—
Total distributions	—	(1.14)	(3.87)	—	—	—
Net asset value, end of period	$54.08	$49.19	$50.15	$62.01	$60.47	$64.28

Total Return[c]	9.94%	0.47%	(12.88%)	2.56%	(5.93%)	(2.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,122	$238	$5,612	$256	$282	$8,746
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(1.31%)	(1.28%)	0.40%	0.66%	(0.12%)
Total expenses[d]	1.54%	1.50%	1.56%	1.62%	1.60%	1.52%
Net expenses[e]	1.54%	1.49%	1.54%	1.61%	1.60%	1.52%
Portfolio turnover rate	—	344%	438%	254%	—	41%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$43.75	$44.74	$56.62	$55.76	$59.73	$61.63
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.81)	(.90)	(.05)	.01	(.39)
Net gain (loss) on investments (realized and unrealized)	4.38	.96	(7.11)	.91	(3.98)	(1.51)
Total from investment operations	4.18	.15	(8.01)	.86	(3.97)	(1.90)
Less distributions from:
Net investment income	—	(1.14)	(3.87)	—	—
Total distributions	—	(1.14)	(3.87)	—	—	—
Net asset value, end of period	$47.93	$43.75	$44.74	$56.62	$55.76	$59.73

Total Return[c]	9.55%	0.45%	(14.23%)	1.54%	(6.65%)	(3.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208	$119	$162	$362	$738	$769
Ratios to average net assets:
Net investment income (loss)	(0.88%)	(1.88%)	(1.78%)	(0.09%)	0.02%	(0.65%)
Total expenses[d]	2.29%	2.26%	2.36%	2.37%	2.36%	2.27%
Net expenses[e]	2.29%	2.22%	2.31%	2.34%	2.35%	2.27%
Portfolio turnover rate	—	344%	438%	254%	—	41%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 193

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.44	$50.99	$63.45	$61.97	$65.89	$67.70
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.68)	(.74)	.06	.41	(.12)
Net gain (loss) on investments (realized and unrealized)	5.09	1.27	(7.85)	1.42	(4.33)	(1.69)
Total from investment operations	5.05	.59	(8.59)	1.48	(3.92)	(1.81)
Less distributions from:
Net investment income	—	(1.14)	(3.87)	—	—
Total distributions	—	(1.14)	(3.87)	—	—	—
Net asset value, end of period	$55.49	$50.44	$50.99	$63.45	$61.97	$65.89

Total Return	10.01%	1.27%	(13.58%)	2.39%	(5.95%)	(2.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,961	$6,706	$3,719	$13,479	$4,675	$8,755
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(1.35%)	(1.26%)	0.09%	0.63%	(0.18%)
Total expenses[d]	1.54%	1.52%	1.62%	1.64%	1.61%	1.52%
Net expenses[e]	1.53%	1.51%	1.60%	1.62%	1.59%	1.52%
Portfolio turnover rate	—	344%	438%	254%	—	41%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

194 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.29%	0.29%	0.52%	0.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 195

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 44.1%
Federal Home Loan Bank
2.97% (SOFR + 0.01%, Rate Floor: 0.00%) due 02/21/23◊	$21,200,000	$21,200,000
3.00% (SOFR + 0.04%, Rate Floor: 0.00%) due 11/25/22◊	21,000,000	21,000,000
2.99% (SOFR + 0.03%, Rate Floor: 0.00%) due 01/27/23◊	21,000,000	21,000,000
2.99% (SOFR + 0.03%, Rate Floor: 0.00%) due 10/20/22◊	20,000,000	20,000,000
3.00% (SOFR + 0.02%, Rate Floor: 0.00%) due 01/03/23◊	20,000,000	20,000,000
3.00% (SOFR + 0.04%, Rate Floor: 0.00%) due 12/02/22◊	15,000,000	15,000,000
Federal Farm Credit Bank
3.07% (Commercial Prime Lending Rate - 3.18%, Rate Floor: 0.00%) due 10/25/22◊	30,000,000	29,999,901
3.04% (SOFR + 0.08%, Rate Floor: 0.00%) due 10/14/22◊	20,000,000	20,000,621
3.28% (SOFR + 0.32%, Rate Floor: 0.00%) due 12/09/22◊	18,000,000	18,010,310
2.97% (SOFR + 0.01%, Rate Floor: 0.00%) due 11/16/22◊	17,500,000	17,500,223
0.13% due 11/23/22	10,000,000	9,961,536
0.17% due 11/30/22	2,430,000	2,418,113
0.52% due 04/13/23	2,000,000	1,962,412
Farmer Mac
3.30% (Fed Funds Effective Rate + 0.22%, Rate Floor: 0.00%) due 02/14/23◊	15,000,000	15,010,930
Total Federal Agency Notes
(Cost $233,064,046)		233,064,046

FEDERAL AGENCY DISCOUNT NOTES†† - 43.1%
Federal Home Loan Bank
2.92% due 11/07/22[1]	30,000,000	29,907,500
3.00% due 10/25/22[1]	22,400,000	22,355,200
3.06% due 11/14/22[1]	11,200,000	11,158,112
3.06% due 11/21/22[1]	11,200,000	11,151,673
3.22% due 12/01/22[1]	11,200,000	11,138,892
3.22% due 12/05/22[1]	11,200,000	11,134,884
3.33% due 12/16/22[1]	11,200,000	11,120,791
3.37% due 12/16/22[1]	11,200,000	11,120,791
3.03% due 11/21/22[1]	10,000,000	9,956,851
3.00% due 11/01/22[1]	9,400,000	9,375,717
2.95% due 11/01/22[1]	5,500,000	5,486,028
2.80% due 11/04/22[1]	1,300,000	1,296,562
Freddie Mac
2.28% due 10/03/22[1]	40,000,000	39,994,933
Federal Farm Credit Bank
2.60% due 10/03/22[1]	31,000,000	30,995,522
Farmer Mac
2.60% due 10/03/22[1]	10,000,000	9,998,555
3.60% due 01/03/23[1]	2,298,000	2,276,399
Total Federal Agency Discount Notes
(Cost $228,468,410)		228,468,410

U.S. GOVERNMENT SECURITIES†† - 6.8%
U.S. Treasury Notes
3.35% due 10/31/22	36,000,000	36,010,644
Total U.S. Government Securities
(Cost $36,010,644)		36,010,644

U.S. TREASURY BILLS†† - 4.8%
U.S. Treasury Bill
2.27% due 12/15/22[1]	13,000,000	12,937,966
2.61% due 11/22/22[1]	12,500,000	12,450,504
Total U.S. Treasury Bills
(Cost $25,388,470)		25,388,470

REPURCHASE AGREEMENTS††,2 - 3.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	10,778,905	10,778,905
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	4,145,733	4,145,733
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	4,023,022	4,023,022
Total Repurchase Agreements
(Cost $18,947,660)		18,947,660

Total Investments - 102.4%
(Cost $541,879,230)		$541,879,230
Other Assets & Liabilities, net - (2.4)%		(12,886,501)
Total Net Assets - 100.0%		$528,992,729

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

196 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$233,064,046	$—	$233,064,046
Federal Agency Discount Notes	—	228,468,410	—	228,468,410
U.S. Government Securities	—	36,010,644	—	36,010,644
U.S. Treasury Bills	—	25,388,470	—	25,388,470
Repurchase Agreements	—	18,947,660	—	18,947,660
Total Assets	$—	$541,879,230	$—	$541,879,230

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U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $522,931,570)	$522,931,570
Repurchase agreements, at value (cost $18,947,660)	18,947,660
Receivables:
Fund shares sold	13,019,156
Interest	800,050
Total assets	555,698,436

Liabilities:
Overdraft due to custodian bank	32,995
Payable for:
Securities purchased	20,000,000
Fund shares redeemed	6,034,189
Management fees	174,791
Transfer agent and administrative fees	112,984
Portfolio accounting/administration fees	49,971
Distributions to shareholders	31,234
Trustees’ fees*	4,828
Miscellaneous	264,715
Total liabilities	26,705,707
Net assets	$528,992,729

Net assets consist of:
Paid in capital	$528,981,488
Total distributable earnings (loss)	11,241
Net assets	$528,992,729
Capital shares outstanding	528,960,340
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Interest	$2,605,653
Total investment income	2,605,653

Expenses:
Management fees	953,356
Transfer agent and administrative fees	367,473
Portfolio accounting/administration fees	224,231
Registration fees	115,795
Professional fees	90,167
Custodian fees	27,195
Trustees’ fees*	24,962
Miscellaneous	84,664
Total expenses	1,887,843
Less:
Expenses reimbursed by Adviser	(164,084)
Expenses waived by Adviser	(336,883)
Total waived/reimbursed expenses	(500,967)
Net expenses	1,386,876
Net investment income	1,218,777

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,713
Net realized gain	3,713
Net increase in net assets resulting from operations	$1,222,490

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

198 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,218,777	$(118,562)
Net realized gain on investments	3,713	7,445
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase (decrease) in net assets resulting from operations	1,222,490	(111,117)

Distributions to shareholders	(1,100,090)	(4,605)

Capital share transactions:
Proceeds from sale of shares	2,770,152,284	6,335,738,314
Distributions reinvested	1,066,040	4,601
Cost of shares redeemed	(2,598,549,093)	(6,328,397,172)
Net increase from capital share transactions	172,669,231	7,345,743
Net increase in net assets	172,791,631	7,230,021

Net assets:
Beginning of period	356,201,098	348,971,077
End of period	$528,992,729	$356,201,098

Capital share activity:
Shares sold	2,770,152,257	6,335,738,314
Shares issued from reinvestment of distributions	1,065,883	4,552
Shares redeemed	(2,598,549,092)	(6,328,397,172)
Net increase in shares	172,669,048	7,345,694

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U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended September 30, 2022[a]		Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[b]	—	[c]	— [c]	— [c]	.01	.01	—	[c]
Net gain (loss) on investments (realized and unrealized)	—	[c]	— [c]	— [c]	— [c]	— [c]	—	[c]
Total from investment operations	—	[c]	— [c]	— [c]	.01	.01	—
Less distributions from:
Net investment income	—	[c]	—	—	(.01)	(.01)	—	[c]
Net realized gains	—		—	—	—	—	—
Total distributions	—	[c]	—	—	(.01)	(.01)	—	[c]
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.29%		0.00%	0.05%	0.99%	1.10%	0.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$528,993		$356,201	$348,971	$390,791	$413,200	$544,528
Ratios to average net assets:
Net investment income (loss)	0.64%		(0.04%)	0.00%[d]	1.01%	1.10%	0.22%
Total expenses	0.99%		0.95%	1.04%	1.06%	1.05%	0.96%
Net expenses[e]	0.73%		0.12%	0.16%	1.03%	1.05%	0.94%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Less than 0.01%.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

200 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At September 30, 2022, Investor Class, A-Class, C-Class, H-Class, and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI” or the “Adviser”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2022, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by the Funds is generally valued using an evaluated price provided by a third party pricing vendor.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

202 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.”

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$31,547,448	$—
S&P 500® Fund	Index exposure, Liquidity	699,736	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	929,188
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	164,771,438	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	126,453	2,437,238
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,242,870	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	157,005
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	529,750	—
Russell 2000® Fund	Index exposure, Liquidity	400,421	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	553,650
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	1,108,470	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	27,424,115	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	16,648,349
High Yield Strategy Fund	Duration, Index exposure, Liquidity	12,166,861	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	24,833,669

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$75,462,753	$—
S&P 500® Fund	Index exposure, Liquidity	8,135,363	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	89,411,453
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	236,968,937	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	42,371,164
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	8,058,194	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	1,457,120
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	6,163,776	—
Russell 2000® Fund	Index exposure, Liquidity	4,479,807	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	13,305,170
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	3,646,738	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	2,524,608	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$14,585,667	$–
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	–	30,957,250

206 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit default on swap contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
	Variation margin on credit default swap agreements	Variation margin on credit default swap agreements
Equity/Credit swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2022
Inverse S&P 500® Strategy Fund	$378,917	$16,692,750	$—	$—	$17,071,667
Inverse NASDAQ-100® Strategy Fund	754,620	9,879,844	—	—	10,634,464
Inverse Mid-Cap Strategy Fund	29,779	88,822	—	—	118,601
Inverse Russell 2000® Strategy Fund	—	2,373,857	—	—	2,373,857
Inverse Government Long Bond Strategy Fund	—	—	1,894,072	—	1,894,072
High Yield Strategy Fund	—	—	—	11,954	11,954
Inverse High Yield Strategy Fund	—	—	685,800	—	685,800

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2022
Nova Fund	$84,510	$5,133,366	$—	$—	$5,217,876
S&P 500® Fund	47,573	166,949	—	—	214,522
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	17,371,327	18,843,494	—	—	36,214,821
Mid-Cap 1.5x Strategy Fund	148,907	752,014	—	—	900,921
Russell 2000® 1.5x Strategy Fund	40,116	715,418	—	—	755,534
Russell 2000® Fund	66,860	592,757	—	—	659,617
Dow Jones Industrial Average® Fund	—	259,195	—	—	259,195
Government Long Bond 1.2x Strategy Fund	—	—	462,854	—	462,854
High Yield Strategy Fund	—	—	172,387	24,018	196,405
Inverse High Yield Strategy Fund	—	—	—	93,666	93,666

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally-cleared swaps as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(8,669,752)	$(27,646,143)	$—	$—	$(36,315,895)
S&P 500® Fund	261,329	(752,860)	—	—	(491,531)
Inverse S&P 500® Strategy Fund	161,198	(4,370,177)	—	—	(4,208,979)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,377,489	(37,364,435)	—	—	(35,986,946)
Inverse NASDAQ-100® Strategy Fund	(699,462)	(993,885)	—	—	(1,693,347)
Mid-Cap 1.5x Strategy Fund	(39,833)	(1,045,577)	—	—	(1,085,410)
Inverse Mid-Cap Strategy Fund	(19,063)	(450,479)	—	—	(469,542)
Russell 2000® 1.5x Strategy Fund	(183,819)	(579,107)	—	—	(762,926)
Russell 2000® Fund	(255,372)	(733,930)	—	—	(989,302)
Inverse Russell 2000® Strategy Fund	(33,767)	(998,775)	—	—	(1,032,542)
Dow Jones Industrial Average® Fund	(117,230)	(530,635)	—	—	(647,865)
Government Long Bond 1.2x Strategy Fund	—	—	(8,142,567)	—	(8,142,567)
Inverse Government Long Bond Strategy Fund	—	—	2,587,698	—	2,587,698
High Yield Strategy Fund	—	—	(1,286,338)	(1,807,066)	(3,093,404)
Inverse High Yield Strategy Fund	—	—	114,459	642,996	757,455

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(1,230,845)	$(5,532,720)	$—	$—	$(6,763,565)
S&P 500® Fund	(122,707)	(259,906)	—	—	(382,613)
Inverse S&P 500® Strategy Fund	378,917	18,245,334	—	—	18,624,251
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(18,691,405)	(27,766,168)	—	—	(46,457,573)
Inverse NASDAQ-100® Strategy Fund	777,407	10,549,221	—	—	11,326,628
Mid-Cap 1.5x Strategy Fund	(208,418)	(866,043)	—	—	(1,074,461)
Inverse Mid-Cap Strategy Fund	29,779	94,395	—	—	124,174
Russell 2000® 1.5x Strategy Fund	(104,822)	(890,738)	—	—	(995,560)
Russell 2000® Fund	(71,232)	(693,178)	—	—	(764,410)
Inverse Russell 2000® Strategy Fund	—	2,395,719	—	—	2,395,719
Dow Jones Industrial Average® Fund	4,287	(251,097)	—	—	(246,810)
Government Long Bond 1.2x Strategy Fund	—	—	(537,896)	—	(537,896)
Inverse Government Long Bond Strategy Fund	—	—	1,615,011	—	1,615,011
High Yield Strategy Fund	—	—	126,103	(61,198)	64,905
Inverse High Yield Strategy Fund	—	—	460,624	(40,368)	420,256

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

208 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$16,692,750	$—	$16,692,750	$—	$(9,032,298)	$7,660,452
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	9,879,844	—	9,879,844	—	(6,060,000)	3,819,844
Inverse Mid-Cap Strategy Fund	Swap equity contracts	88,822	—	88,822	—	—	88,822
Inverse Russell 2000® Strategy Fund	Swap equity contracts	2,373,857	—	2,373,857	—	(810,000)	1,563,857
High Yield Strategy Fund	Credit index swap agreements	4,248	—	4,248	—	—	4,248

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$5,133,366	$—	$5,133,366	$(3,932,995)	$(1,200,371)	$—
S&P 500® Fund	Swap equity contracts	166,949	—	166,949	(122,152)	(44,797)	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	18,843,494	—	18,843,494	(8,691,842)	(10,151,652)	—
Russell 2000® Fund	Swap equity contracts	592,757	—	592,757	(470,200)	(40,332)	82,225
Dow Jones Industrial Average® Fund	Swap equity contracts	259,195	—	259,195	(41,844)	(217,351)	—
High Yield Strategy Fund	Credit index swap agreements	24,018	—	24,018	(24,018)	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	752,014	—	752,014	(247,002)	(424,000)	81,012
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	715,418	—	715,418	(412,782)	(143,000)	159,636

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$1,200,371	$—
S&P 500® Fund	Barclays Bank plc	Total return swap agreements	480,000	—
	Goldman Sachs International	Futures contracts	40,000	—
S&P 500® Fund Total			520,000	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Futures contracts	—	1,550,000
	Barclays Bank plc	Total return swap agreements	941,449	—
	BNP Paribas	Total return swap agreements	—	1,020,000
	Goldman Sachs International	Futures contracts	29,358	—
	Goldman Sachs International	Total return swap agreements	—	8,560,000
Inverse S&P 500® Strategy Fund Total			970,807	11,130,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	10,151,652	—
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Futures contracts	—	860,000
	Barclays Bank plc	Total return swap agreements	832,000	—
	BNP Paribas	Total return swap agreements	—	3,870,000
	Goldman Sachs International	Total return swap agreements	—	2,190,000
Inverse NASDAQ-100® Strategy Fund Total			832,000	6,920,000
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	424,000	—
Inverse Mid-Cap Strategy Fund	Barclays Bank plc	Total return swap agreements	20,000	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	143,000	—
	Goldman Sachs International	Futures contracts	16,134	—
Russell 2000® 1.5x Strategy Fund Total			159,134	—

210 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Russell 2000® Fund	Barclays Bank plc	Total return swap agreements	$40,332	$—
	Goldman Sachs International	Futures contracts	27,221	—
Russell 2000® Fund Total			67,553	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total return swap agreements	110,004	—
	Goldman Sachs International	Total return swap agreements	—	810,000
Dow Jones Industrial Average® Fund	Barclays Bank plc	Total return swap agreements	382,000	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	323,837	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	508,935	—
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	1,279,566	—
	Goldman Sachs International	Futures contracts	154,458	—
Inverse High Yield Strategy Fund Total			1,434,024	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 211

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2022, GFD retained sales charges of $55,036 relating to sales of A-Class shares of the Trust.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended September 30, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$19,207
Inverse S&P 500® Strategy Fund	5,192
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	19,913
Inverse NASDAQ-100® Strategy Fund	1,060
Mid-Cap 1.5x Strategy Fund	1,079
Inverse Mid-Cap Strategy Fund	56
Russell 2000® 1.5x Strategy Fund	968
Inverse Russell 2000® Strategy Fund	1,183
Dow Jones Industrial Average® Fund	2,295
Government Long Bond 1.2x Strategy Fund	5,237
Inverse Government Long Bond Strategy Fund	6,426
High Yield Strategy Fund	1,661
Inverse High Yield Strategy Fund	458

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This was effective on August 1, 2022 and the end of the initial term is August 1, 2023. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.97%			0.75%
Due 10/03/22	$135,693,328	$135,726,912	Due 08/31/26	$157,165,800	$138,407,205

BofA Securities, Inc.			U.S. Treasury Note
2.91%			0.88%
Due 10/03/22	52,189,742	52,202,398	Due 11/15/30	66,285,100	53,233,580

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
2.92%			1.00%
Due 10/03/22	50,644,966	50,657,290	Due 02/15/46	32,719,353	26,831,244

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 10/15/25	26,181,251	24,826,653
				58,900,604	51,657,897

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$356,373	$(356,373)	—	$374,472	—	$374,472
Mid-Cap 1.5x Strategy Fund	20,029	(20,029)	—	20,722	—	20,722
Russell 2000® 1.5x Strategy Fund	20,508	(20,508)	—	21,546	—	21,546
Russell 2000® Fund	863,926	(863,926)	—	889,477	—	889,477

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Nova Fund	$106,990,990	$—	$(17,582,676)	$(17,582,676)
S&P 500® Fund	106,588,672	—	(5,304,274)	(5,304,274)
Inverse S&P 500® Strategy Fund	111,041,523	17,077,059	(348,937)	16,728,122
Monthly Rebalance Nasdaq-100 2x Strategy Fund	423,748,175	—	(113,506,093)	(113,506,093)
Inverse NASDAQ-100® Strategy Fund	96,008,578	10,633,636	(30,893)	10,602,743
Mid-Cap 1.5x Strategy Fund	12,425,420	328,598	(2,420,168)	(2,091,570)
Inverse Mid-Cap Strategy Fund	1,375,530	118,603	(2,849)	115,754
Russell 2000® 1.5x Strategy Fund	9,492,545	226,776	(2,230,772)	(2,003,996)
Russell 2000® Fund	32,864,563	678,476	(6,749,487)	(6,071,011)
Inverse Russell 2000® Strategy Fund	15,118,121	2,374,214	(43,786)	2,330,428
Dow Jones Industrial Average® Fund	22,384,466	—	(3,048,169)	(3,048,169)
Government Long Bond 1.2x Strategy Fund	52,127,263	—	(6,255,800)	(6,255,800)
Inverse Government Long Bond Strategy Fund	132,184,847	14,614,235	(370,015)	14,244,220
High Yield Strategy Fund	8,521,858	12,046	(326,500)	(314,454)
Inverse High Yield Strategy Fund	37,502,234	687,384	(127,634)	559,750
U.S. Government Money Market Fund	541,879,230	—	—	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$858,739,984	$1,136,530,453
S&P 500® Fund	355,457,778	389,857,261
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	1,824,122,557	1,634,550,035
Mid-Cap 1.5x Strategy Fund	1,196,921	2,231,166
Russell 2000® 1.5x Strategy Fund	525,577	1,834,655
Russell 2000® Fund	3,498,826	3,421,018
Dow Jones Industrial Average® Fund	42,192,934	40,638,845
Government Long Bond 1.2x Strategy Fund	—	6,700,000
High Yield Strategy Fund	—	1,035,000
Inverse High Yield Strategy Fund	350,000	—
U.S. Government Money Market Fund	—	5,961,000

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Inverse NASDAQ-100® Strategy Fund	$—	$2,000,000
Government Long Bond 1.2x Strategy Fund	1,014,902,695	1,001,949,172
Inverse Government Long Bond Strategy Fund	577,492,297	639,653,300
U.S. Government Money Market Fund	—	5,600,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$229,326,238	$174,101,876	$(9,881,938)
S&P 500® Fund	169,630,891	166,181,831	14,866,015
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	290,326,380	257,816,212	(2,368,195)
Mid-Cap 1.5x Strategy Fund	574,214	135,080	(31,334)
Russell 2000® 1.5x Strategy Fund	—	701,460	(223,068)
Russell 2000® Fund	1,660,139	989,051	(421,362)
Dow Jones Industrial Average® Fund	9,000,786	9,858,728	2,793,255
	700,518,648	609,784,237	4,733,373

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.56% for the period ended September 30, 2022. The Funds did not have any borrowings outstanding under this agreement at September 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The average daily balances borrowed for the period ended September 30, 2022, were as follows:

Fund	Average Daily Balance
Nova Fund	$5,268
Inverse S&P 500® Strategy Fund	82
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	251,014
Inverse NASDAQ-100® Strategy Fund	5,532
Russell 2000® 1.5x Strategy Fund	737
Dow Jones Industrial Average® Fund	2,170
Government Long Bond 1.2x Strategy Fund	433
Inverse Government Long Bond Strategy Fund	6,156
Inverse High Yield Strategy Fund	30

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund

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OTHER INFORMATION (Unaudited)(continued)

●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100® Strategy Fund
●	Inverse Russell 2000® Strategy Fund	●	Inverse S&P 500® Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100® 2x Strategy Fund
●	NASDAQ-100® Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000® 1.5x Strategy Fund
●	Russell 2000® Fund	●	S&P 500® Fund
●	S&P 500® Pure Growth Fund	●	S&P 500® Pure Value Fund
●	S&P MidCap 400® Pure Growth Fund	●	S&P MidCap 400® Pure Value Fund
●	S&P SmallCap 600® Pure Growth Fund	●	S&P SmallCap 600® Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and

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OTHER INFORMATION (Unaudited)(continued)

Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that

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OTHER INFORMATION (Unaudited)(continued)

no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100® 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100® 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100® Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, Inverse S&P 500® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(continued)

waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100® Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

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OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended and the Board approved. the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

232 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 233

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

234 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “Illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021 to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 235

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9.30.2022

Rydex Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RSECF-SEMI-0922x0323

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	17
BIOTECHNOLOGY FUND	24
CONSUMER PRODUCTS FUND	31
ELECTRONICS FUND	38
ENERGY FUND	46
ENERGY SERVICES FUND	53
FINANCIAL SERVICES FUND	61
HEALTH CARE FUND	70
INTERNET FUND	77
LEISURE FUND	84
PRECIOUS METALS FUND	91
REAL ESTATE FUND	98
RETAILING FUND	106
TECHNOLOGY FUND	113
TELECOMMUNICATIONS FUND	121
TRANSPORTATION FUND	128
UTILITIES FUND	135
NOTES TO FINANCIAL STATEMENTS	142
OTHER INFORMATION	151
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	158
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	164
LIQUIDITY RISK MANAGEMENT PROGRAM	167

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2022

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for Rydex Sector Funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2022.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2022

Equity and fixed income markets declined during the six-month period ended September 30, 2022, amid continued market volatility, Federal Reserve policy, and global economic headwinds.

The Federal Reserve (the “Fed”) has abandoned talk of a soft or even “softish” landing, with the latest Summary of Economic Projections pointing to a 90-basis-point rise in the unemployment rate, an increase never before experienced without a recession. One basis point equals 0.01%. The seemingly endless string of upside inflation surprises has cemented the Fed’s view that the labor market needs to soften and economic activity needs to weaken further, which could require interest rates heading even higher.

Signs are indicating that the economy is heading in the direction the Fed wants. While gross domestic product (“GDP”) rebounded in the third quarter of 2022 to an inflation-adjusted 2.6%, private domestic demand (consumption and fixed investment) continued to slow, growing just 0.1%. The slowdown was led by a significant contraction in housing activity, historically the first sector to be hit by rising rates, cutting about 1.4 percentage points from GDP’s growth rate. The sharp tightening in financial conditions indicates a broader economic slowdown is ahead, which may help to loosen up the labor market. Signs of a labor market slowdown are already evident, with monthly job growth at less than half the pace of early 2022, wage growth cooling, and job openings falling sharply.

Inflation remains high, but a variety of factors point to a substantial moderation in 2023. Goods prices have stopped rising, and supply chain improvement and input and import costs suggest outright deflation could lie ahead. Services inflation is now the main price stability concern, but even the Bureau of Labor Statistics and several Fed speakers have acknowledged that the lagged data on home rental prices doesn’t reflect the sharp slowdown in market rents that has taken place (and that would start to show up in the data next year).

With the economy cooling and inflation likely to fall, it is fair to expect that rate hikes are nearly coming to an end, particularly with rising strains in financial markets and overseas. But having been repeatedly burned by expectations that inflation would cool and fearing a replay of the “stop-start” rate hike campaigns of the 1970s, the Fed will likely err on the side of overdoing it with rate hikes, viewing a recession as the “least bad” outcome for the economy.

For the six-month period ended September 30, 2022, the S&P 500® Index* returned -20.20%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -22.51%. The return of the MSCI Emerging Markets Index* was -21.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -9.22% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -10.41%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.60% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2022

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2022 and ending September 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.40%	(17.57%)	$ 1,000.00	$ 824.30	$ 6.40
A-Class	1.64%	(17.66%)	1,000.00	823.40	7.50
C-Class	2.40%	(17.96%)	1,000.00	820.40	10.95
H-Class	1.65%	(17.66%)	1,000.00	823.40	7.54
Basic Materials Fund
Investor Class	1.40%	(23.94%)	1,000.00	760.60	6.18
A-Class	1.64%	(24.03%)	1,000.00	759.70	7.23
C-Class	2.39%	(24.33%)	1,000.00	756.70	10.53
H-Class	1.65%	(24.04%)	1,000.00	759.60	7.28
Biotechnology Fund
Investor Class	1.39%	(12.16%)	1,000.00	878.40	6.55
A-Class	1.64%	(12.25%)	1,000.00	877.50	7.72
C-Class	2.39%	(12.59%)	1,000.00	874.10	11.23
H-Class	1.64%	(12.26%)	1,000.00	877.40	7.72
Consumer Products Fund
Investor Class	1.39%	(10.72%)	1,000.00	892.80	6.60
A-Class	1.64%	(10.84%)	1,000.00	891.60	7.78
C-Class	2.39%	(11.18%)	1,000.00	888.20	11.31
H-Class	1.64%	(10.84%)	1,000.00	891.60	7.78
Electronics Fund
Investor Class	1.39%	(30.02%)	1,000.00	699.80	5.92
A-Class	1.64%	(30.11%)	1,000.00	698.90	6.98
C-Class	2.39%	(30.37%)	1,000.00	696.30	10.16
H-Class	1.64%	(30.11%)	1,000.00	698.90	6.98
Energy Fund
Investor Class	1.39%	(3.07%)	1,000.00	969.30	6.86
A-Class	1.64%	(3.19%)	1,000.00	968.10	8.09
C-Class	2.39%	(3.55%)	1,000.00	964.50	11.77
H-Class	1.64%	(3.18%)	1,000.00	968.20	8.09
Energy Services Fund
Investor Class	1.39%	(26.59%)	1,000.00	734.10	6.04
A-Class	1.64%	(26.68%)	1,000.00	733.20	7.13
C-Class	2.39%	(26.96%)	1,000.00	730.40	10.37
H-Class	1.65%	(26.68%)	1,000.00	733.20	7.17
Financial Services Fund
Investor Class	1.40%	(21.28%)	1,000.00	787.20	6.27
A-Class	1.64%	(21.39%)	1,000.00	786.10	7.34
C-Class	2.39%	(21.67%)	1,000.00	783.30	10.68
H-Class	1.66%	(21.39%)	1,000.00	786.10	7.43
Health Care Fund
Investor Class	1.39%	(15.86%)	1,000.00	841.40	6.42
A-Class	1.64%	(15.97%)	1,000.00	840.30	7.57
C-Class	2.39%	(16.27%)	1,000.00	837.30	11.01
H-Class	1.65%	(15.97%)	1,000.00	840.30	7.61

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.39%	(31.42%)	$ 1,000.00	$ 685.80	$ 5.87
A-Class	1.64%	(31.50%)	1,000.00	685.00	6.93
C-Class	2.39%	(31.76%)	1,000.00	682.40	10.08
H-Class	1.65%	(31.51%)	1,000.00	684.90	6.97
Leisure Fund
Investor Class	1.39%	(26.27%)	1,000.00	737.30	6.05
A-Class	1.64%	(26.37%)	1,000.00	736.30	7.14
C-Class	2.39%	(26.64%)	1,000.00	733.60	10.39
H-Class	1.64%	(26.36%)	1,000.00	736.40	7.14
Precious Metals Fund
Investor Class	1.30%	(37.33%)	1,000.00	626.70	5.30
A-Class	1.54%	(37.41%)	1,000.00	625.90	6.28
C-Class	2.29%	(37.63%)	1,000.00	623.70	9.32
H-Class	1.54%	(37.41%)	1,000.00	625.90	6.28
Real Estate Fund
A-Class	1.65%	(26.47%)	1,000.00	735.30	7.18
C-Class	2.40%	(26.77%)	1,000.00	732.30	10.42
H-Class	1.65%	(26.44%)	1,000.00	735.60	7.18
Retailing Fund
Investor Class	1.39%	(20.49%)	1,000.00	795.10	6.26
A-Class	1.65%	(20.60%)	1,000.00	794.00	7.42
C-Class	2.40%	(20.88%)	1,000.00	791.20	10.78
H-Class	1.65%	(20.60%)	1,000.00	794.00	7.42
Technology Fund
Investor Class	1.39%	(28.24%)	1,000.00	717.60	5.99
A-Class	1.64%	(28.33%)	1,000.00	716.70	7.06
C-Class	2.39%	(28.59%)	1,000.00	714.10	10.27
H-Class	1.65%	(28.33%)	1,000.00	716.70	7.10
Telecommunications Fund
Investor Class	1.39%	(24.88%)	1,000.00	751.20	6.10
A-Class	1.64%	(24.99%)	1,000.00	750.10	7.20
C-Class	2.39%	(25.30%)	1,000.00	747.00	10.47
H-Class	1.64%	(25.02%)	1,000.00	749.80	7.19
Transportation Fund
Investor Class	1.39%	(26.06%)	1,000.00	739.40	6.06
A-Class	1.64%	(26.16%)	1,000.00	738.40	7.15
C-Class	2.39%	(26.43%)	1,000.00	735.70	10.40
H-Class	1.64%	(26.15%)	1,000.00	738.50	7.15
Utilities Fund
Investor Class	1.39%	(11.06%)	1,000.00	889.40	6.58
A-Class	1.64%	(11.19%)	1,000.00	888.10	7.76
C-Class	2.39%	(11.51%)	1,000.00	884.90	11.29
H-Class	1.64%	(11.19%)	1,000.00	888.10	7.76

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.40%	5.00%	$ 1,000.00	$ 1,018.05	$ 7.08
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Basic Materials Fund
Investor Class	1.40%	5.00%	1,000.00	1,018.05	7.08
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Biotechnology Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Consumer Products Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Electronics Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Energy Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Energy Services Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Financial Services Fund
Investor Class	1.40%	5.00%	1,000.00	1,018.05	7.08
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.66%	5.00%	1,000.00	1,016.75	8.39
Health Care Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.39%	5.00%	$ 1,000.00	$ 1,018.10	$ 7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Leisure Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Precious Metals Fund
Investor Class	1.30%	5.00%	1,000.00	1,018.55	6.58
A-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
C-Class	2.29%	5.00%	1,000.00	1,013.59	11.56
H-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
Real Estate Fund
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Retailing Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Technology Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Telecommunications Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Transportation Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
Utilities Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.10	7.03
A-Class	1.64%	5.00%	1,000.00	1,016.85	8.29
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
H-Class	1.64%	5.00%	1,000.00	1,016.85	8.29

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2022 to September 30, 2022.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	3.9%
JPMorgan Chase & Co.	3.9%
Bank of America Corp.	3.8%
Citigroup, Inc.	3.1%
PNC Financial Services Group, Inc.	2.8%
Truist Financial Corp.	2.7%
U.S. Bancorp	2.7%
Capital One Financial Corp.	2.1%
M&T Bank Corp.	2.0%
Bank of New York Mellon Corp.	2.0%
Top Ten Total	29.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(17.57%)	(18.36%)	1.32%	6.83%
A-Class Shares	(17.66%)	(18.55%)	0.98%	6.52%
A-Class Shares with sales charge‡	(21.57%)	(22.42%)	0.00%	6.00%
C-Class Shares	17.96%	(19.15%)	0.22%	5.72%
C-Class Shares with CDSC§	(18.78%)	(19.96%)	0.22%	5.72%
H-Class Shares**	(17.66%)	(18.54%)	0.97%	6.46%
S&P 500 Financials Index	(20.06%)	(17.65%)	5.47%	11.38%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Banks - 91.9%
Wells Fargo & Co.	6,455	$259,620
JPMorgan Chase & Co.	2,447	255,711
Bank of America Corp.	8,375	252,925
Citigroup, Inc.	4,878	203,266
PNC Financial Services Group, Inc.	1,245	186,028
Truist Financial Corp.	4,122	179,472
U.S. Bancorp	4,399	177,368
M&T Bank Corp.	763	134,532
Bank of New York Mellon Corp.	3,365	129,620
First Republic Bank	851	111,098
Fifth Third Bancorp	3,455	110,422
State Street Corp.	1,766	107,390
Huntington Bancshares, Inc.	7,965	104,979
Regions Financial Corp.	5,107	102,497
SVB Financial Group*	294	98,719
Northern Trust Corp.	1,143	97,795
Citizens Financial Group, Inc.	2,835	97,411
KeyCorp	5,572	89,263
First Horizon Corp.	3,781	86,585
First Citizens BancShares, Inc. — Class A	108	86,122
ICICI Bank Ltd. ADR	3,870	81,154
Toronto-Dominion Bank	1,314	80,588
HDFC Bank Ltd. ADR	1,318	76,998
Royal Bank of Canada	837	75,363
East West Bancorp, Inc.	1,077	72,310
Popular, Inc.	991	71,411
Cullen/Frost Bankers, Inc.	530	70,077
Comerica, Inc.	981	69,749
Bank of Montreal	795	69,674
Signature Bank	461	69,611
Bank of Nova Scotia	1,434	68,215
Commerce Bancshares, Inc.	1,025	67,814
Webster Financial Corp.	1,498	67,710
HSBC Holdings plc ADR	2,559	66,713
Canadian Imperial Bank of Commerce	1,522	66,603
UBS Group AG	4,528	65,701
Zions Bancorp North America	1,262	64,185
Pinnacle Financial Partners, Inc.	755	61,230
Western Alliance Bancorporation	927	60,941
BOK Financial Corp.	679	60,336
First Financial Bankshares, Inc.	1,434	59,984
SouthState Corp.	755	59,736
Prosperity Bancshares, Inc.	894	59,612
Glacier Bancorp, Inc.	1,154	56,696
First Interstate BancSystem, Inc. — Class A	1,397	56,369
Valley National Bancorp	5,131	55,415
Synovus Financial Corp.	1,476	55,365
United Bankshares, Inc.	1,508	53,911
Old National Bancorp	3,266	53,791
Wintrust Financial Corp.	656	53,497
Cadence Bank	2,082	52,904
Home BancShares, Inc.	2,323	52,291
Bank OZK	1,316	52,061
ServisFirst Bancshares, Inc.	630	50,400
FNB Corp.	4,242	49,207
UMB Financial Corp.	576	48,551
Hancock Whitney Corp.	1,033	47,322
United Community Banks, Inc.	1,407	46,572
Umpqua Holdings Corp.	2,716	46,416
CVB Financial Corp.	1,833	46,412
Eastern Bankshares, Inc.	2,329	45,742
Independent Bank Corp.	602	44,867
Community Bank System, Inc.	715	42,957
Bank of Hawaii Corp.	561	42,703
First Hawaiian, Inc.	1,732	42,659
Ameris Bancorp	954	42,653
Associated Banc-Corp.	2,124	42,650
Texas Capital Bancshares, Inc.*	714	42,147
Cathay General Bancorp	1,046	40,229
Fulton Financial Corp.	2,517	39,769
Simmons First National Corp. — Class A	1,825	39,767
BankUnited, Inc.	1,133	38,715
PacWest Bancorp	1,645	37,177
Columbia Banking System, Inc.	1,256	36,286
Atlantic Union Bankshares Corp.	1,169	35,514
Silvergate Capital Corp. — Class A*	451	33,983
Hilltop Holdings, Inc.	1,220	30,317
Triumph Bancorp, Inc.*	494	26,849
Customers Bancorp, Inc.*	769	22,670
Total Banks		6,041,372

Diversified Financial Services - 3.8%
Capital One Financial Corp.	1,483	136,688
Apollo Global Management, Inc.	2,468	114,762
Total Diversified Financial Services		251,450

Insurance - 2.5%
Equitable Holdings, Inc.	2,762	72,779
Voya Financial, Inc.	978	59,169
Jackson Financial, Inc. — Class A	1,262	35,020
Total Insurance		166,968

Savings & Loans - 1.3%
New York Community Bancorp, Inc.	5,390	45,977
Pacific Premier Bancorp, Inc.	1,339	41,455
Total Savings & Loans		87,432

Total Common Stocks
(Cost $5,603,256)		6,547,222

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
BANKING FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$25,809	$25,809
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	9,927	9,927
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	9,633	9,633
Total Repurchase Agreements
(Cost $45,369)		45,369

Total Investments - 100.2%
(Cost $5,648,625)		$6,592,591
Other Assets & Liabilities, net - (0.2)%		(15,686)
Total Net Assets - 100.0%		$6,576,905

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,547,222	$—	$—	$6,547,222
Repurchase Agreements	—	45,369	—	45,369
Total Assets	$6,547,222	$45,369	$—	$6,592,591

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $5,603,256)	$6,547,222
Repurchase agreements, at value (cost $45,369)	45,369
Receivables:
Dividends	16,060
Foreign tax reclaims	782
Fund shares sold	600
Securities lending income	7
Interest	4
Total assets	6,610,044

Liabilities:
Payable for:
Fund shares redeemed	13,486
Management fees	5,179
Transfer agent and administrative fees	2,741
Printing fees	2,155
Professional fees	1,929
Distribution and service fees	1,744
Portfolio accounting/administration fees	929
Trustees’ fees*	162
Miscellaneous	4,814
Total liabilities	33,139
Net assets	$6,576,905

Net assets consist of:
Paid in capital	$16,661,196
Total distributable earnings (loss)	(10,084,291)
Net assets	$6,576,905

Investor Class:
Net assets	$2,053,666
Capital shares outstanding	24,999
Net asset value per share	$82.15

A-Class:
Net assets	$3,248,454
Capital shares outstanding	44,266
Net asset value per share	$73.38
Maximum offering price per share (Net asset value divided by 95.25%)	$77.04

C-Class:
Net assets	$992,063
Capital shares outstanding	15,648
Net asset value per share	$63.40

H-Class:
Net assets	$282,722
Capital shares outstanding	3,962
Net asset value per share	$71.36

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $2,232)	$143,019
Interest	342
Income from securities lending, net	180
Total investment income	143,541

Expenses:
Management fees	41,597
Distribution and service fees:
A-Class	4,838
C-Class	7,039
H-Class	686
Transfer agent and administrative fees	12,034
Portfolio accounting/administration fees	6,045
Registration fees	2,241
Professional fees	1,607
Trustees’ fees*	1,501
Custodian fees	790
Line of credit fees	56
Miscellaneous	2,396
Total expenses	80,830
Net investment income	62,711

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,615,621
Net realized gain	1,615,621
Net change in unrealized appreciation (depreciation) on:
Investments	(3,790,887)
Net change in unrealized appreciation (depreciation)	(3,790,887)
Net realized and unrealized loss	(2,175,266)
Net decrease in net assets resulting from operations	$(2,112,555)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,711	$300,682
Net realized gain on investments	1,615,621	394,136
Net change in unrealized appreciation (depreciation) on investments	(3,790,887)	(606,233)
Net increase (decrease) in net assets resulting from operations	(2,112,555)	88,585

Distributions to shareholders:
Investor Class	—	(95,987)
A-Class	—	(22,759)
C-Class	—	(11,775)
H-Class	—	(42,522)
Total distributions to shareholders	—	(173,043)

Capital share transactions:
Proceeds from sale of shares
Investor Class	23,609,297	183,255,069
A-Class	757,086	3,587,616
C-Class	248,521	2,706,835
H-Class	400,017	20,206,275
Distributions reinvested
Investor Class	—	95,654
A-Class	—	22,623
C-Class	—	11,756
H-Class	—	42,504
Cost of shares redeemed
Investor Class	(24,962,329)	(187,860,624)
A-Class	(1,317,262)	(3,226,427)
C-Class	(970,330)	(1,555,949)
H-Class	(2,230,909)	(22,615,331)
Net decrease from capital share transactions	(4,465,909)	(5,329,999)
Net decrease in net assets	(6,578,464)	(5,414,457)

Net assets:
Beginning of period	13,155,369	18,569,826
End of period	$6,576,905	$13,155,369

Capital share activity:
Shares sold
Investor Class	258,136	1,795,247
A-Class	9,355	38,825
C-Class	3,502	33,608
H-Class	5,006	227,308
Shares issued from reinvestment of distributions
Investor Class	—	921
A-Class	—	243
C-Class	—	146
H-Class	—	470
Shares redeemed
Investor Class	(275,671)	(1,847,955)
A-Class	(16,603)	(34,722)
C-Class	(13,859)	(19,633)
H-Class	(27,767)	(256,166)
Net decrease in shares	(57,901)	(61,708)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$99.66	$95.71	$51.83	$74.58	$86.27	$76.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.72	1.03	1.25	1.14	.81	.60
Net gain (loss) on investments (realized and unrealized)	(18.23)	3.42	44.89	(23.38)	(10.92)	9.12
Total from investment operations	(17.51)	4.45	46.14	(22.24)	(10.11)	9.72
Less distributions from:
Net investment income	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$82.15	$99.66	$95.71	$51.83	$74.58	$86.27

Total Return	(17.57%)	4.62%	90.06%	(30.08%)	(11.63%)	12.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,054	$4,239	$9,027	$17,507	$5,997	$26,209
Ratios to average net assets:
Net investment income (loss)	1.59%	1.02%	1.79%	1.47%	0.97%	0.73%
Total expenses	1.40%	1.36%	1.43%	1.48%	1.46%	1.38%
Portfolio turnover rate	216%	501%	799%	360%	633%	772%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.12	$85.85	$46.98	$67.81	$78.80	$70.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.52	.71	1.02	.87	.57	.37
Net gain (loss) on investments (realized and unrealized)	(16.26)	3.06	40.11	(21.19)	(9.98)	8.33
Total from investment operations	(15.74)	3.77	41.13	(20.32)	(9.41)	8.70
Less distributions from:
Net investment income	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$73.38	$89.12	$85.85	$46.98	$67.81	$78.80

Total Return[c]	(17.66%)	4.36%	88.72%	(30.25%)	(11.85%)	12.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,248	$4,591	$4,050	$2,789	$4,849	$4,076
Ratios to average net assets:
Net investment income (loss)	1.28%	0.77%	1.67%	1.23%	0.76%	0.50%
Total expenses	1.64%	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	216%	501%	799%	360%	633%	772%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$77.28	$75.07	$41.57	$60.51	$71.05	$63.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.03	.49	.31	(.05)	(.17)
Net gain (loss) on investments (realized and unrealized)	(14.05)	2.68	35.27	(18.74)	(8.91)	7.55
Total from investment operations	(13.88)	2.71	35.76	(18.43)	(8.96)	7.38
Less distributions from:
Net investment income	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$63.40	$77.28	$75.07	$41.57	$60.51	$71.05

Total Return[c]	(17.96%)	3.58%	87.34%	(30.78%)	(12.51%)	11.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$992	$2,010	$892	$764	$1,284	$4,079
Ratios to average net assets:
Net investment income (loss)	0.50%	0.03%	0.93%	0.49%	(0.07%)	(0.25%)
Total expenses	2.40%	2.36%	2.45%	2.48%	2.46%	2.38%
Portfolio turnover rate	216%	501%	799%	360%	633%	772%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$86.66	$83.48	$45.73	$66.00	$76.78	$68.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.63	.85	.74	.45	.39
Net gain (loss) on investments (realized and unrealized)	(15.72)	3.05	39.16	(20.50)	(9.65)	8.09
Total from investment operations	(15.30)	3.68	40.01	(19.76)	(9.20)	8.48
Less distributions from:
Net investment income	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Total distributions	—	(.50)	(2.26)	(.51)	(1.58)	(.31)
Net asset value, end of period	$71.36	$86.66	$83.48	$45.73	$66.00	$76.78

Total Return	(17.66%)	4.38%	88.66%	(30.24%)	(11.89%)	12.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$283	$2,316	$4,601	$162	$1,531	$14,220
Ratios to average net assets:
Net investment income (loss)	1.05%	0.71%	1.15%	1.02%	0.60%	0.52%
Total expenses	1.65%	1.60%	1.63%	1.74%	1.70%	1.62%
Portfolio turnover rate	216%	501%	799%	360%	633%	772%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
Air Products and Chemicals, Inc.	3.0%
Sherwin-Williams Co.	3.0%
Corteva, Inc.	2.7%
Ecolab, Inc.	2.6%
Freeport-McMoRan, Inc.	2.5%
Newmont Corp.	2.5%
Dow, Inc.	2.3%
Albemarle Corp.	2.3%
PPG Industries, Inc.	2.1%
LyondellBasell Industries N.V. — Class A	2.1%
Top Ten Total	25.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(23.94%)	(11.31%)	4.85%	4.94%
A-Class Shares	(24.03%)	(11.52%)	4.59%	4.68%
A-Class Shares with sales charge‡	(27.64%)	(15.73%)	3.57%	4.17%
C-Class Shares	(24.33%)	(12.18%)	3.81%	3.90%
C-Class Shares with CDSC§	(25.09%)	(13.04%)	3.81%	3.90%
H-Class Shares**	(24.04%)	(11.52%)	4.59%	4.61%
S&P 500 Materials Index	(21.89%)	(12.15%)	5.89%	8.56%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 98.5%

Chemicals - 45.8%
Air Products and Chemicals, Inc.	4,157	$967,459
Sherwin-Williams Co.	4,657	953,521
Ecolab, Inc.	5,764	832,437
Dow, Inc.	16,912	742,944
Albemarle Corp.	2,783	735,936
PPG Industries, Inc.	6,074	672,331
LyondellBasell Industries N.V. — Class A	8,832	664,873
DuPont de Nemours, Inc.	13,170	663,768
Linde plc	2,287	616,552
International Flavors & Fragrances, Inc.	6,707	609,197
CF Industries Holdings, Inc.	6,214	598,097
Mosaic Co.	11,079	535,448
FMC Corp.	4,738	500,807
Nutrien Ltd.	5,844	487,273
Westlake Corp.	5,071	440,568
RPM International, Inc.	5,196	432,879
Celanese Corp. — Class A	4,346	392,618
Eastman Chemical Co.	5,138	365,055
Olin Corp.	7,270	311,738
Ashland, Inc.	3,268	310,362
Huntsman Corp.	12,188	299,093
Valvoline, Inc.	11,094	281,122
Axalta Coating Systems Ltd.*	13,011	274,012
Balchem Corp.	2,209	268,570
Element Solutions, Inc.	15,990	260,157
Cabot Corp.	3,920	250,449
HB Fuller Co.	3,972	238,717
Chemours Co.	9,327	229,910
Sensient Technologies Corp.	3,249	225,286
Ingevity Corp.*	3,299	200,018
Avient Corp.	6,496	196,829
Trinseo plc	5,081	93,084
Total Chemicals		14,651,110

Mining - 17.4%
Freeport-McMoRan, Inc.	29,778	813,833
Newmont Corp.	19,152	804,959
BHP Group Ltd. ADR	8,882	444,455
Rio Tinto plc ADR[1]	7,962	438,388
Teck Resources Ltd. — Class B	13,497	410,444
Agnico Eagle Mines Ltd.	9,571	404,183
Wheaton Precious Metals Corp.	11,882	384,501
Royal Gold, Inc.	3,698	346,946
Franco-Nevada Corp.	2,853	340,876
Livent Corp.*	10,250	314,162
Alcoa Corp.	8,298	279,311
MP Materials Corp.*	10,183	277,996
Compass Minerals International, Inc.	4,124	158,898
Arconic Corp.*	8,792	149,816
Total Mining		5,568,768

Packaging & Containers - 11.6%
Ball Corp.	10,328	499,049
Packaging Corporation of America	3,675	412,666
Crown Holdings, Inc.	4,960	401,909
Westrock Co.	11,196	345,844
AptarGroup, Inc.	3,512	333,745
Sealed Air Corp.	7,259	323,098
Graphic Packaging Holding Co.	16,331	322,374
Sonoco Products Co.	5,500	312,015
Berry Global Group, Inc.*	6,580	306,167
Silgan Holdings, Inc.	6,811	286,335
O-I Glass, Inc.*	14,692	190,261
Total Packaging & Containers		3,733,463

Iron & Steel - 9.2%
Nucor Corp.	6,040	646,220
Steel Dynamics, Inc.	6,504	461,459
Reliance Steel & Aluminum Co.	2,476	431,839
Cleveland-Cliffs, Inc.*	23,456	315,952
ArcelorMittal S.A.	15,361	305,837
Commercial Metals Co.	7,591	269,329
United States Steel Corp.	13,728	248,751
ATI, Inc.*	9,144	243,322
Total Iron & Steel		2,922,709

Building Materials - 7.2%
Vulcan Materials Co.	3,946	622,324
Martin Marietta Materials, Inc.	1,883	606,496
MDU Resources Group, Inc.	11,564	316,275
Eagle Materials, Inc.	2,510	269,022
Louisiana-Pacific Corp.	5,149	263,577
Summit Materials, Inc. — Class A*	9,076	217,461
Total Building Materials		2,295,155

Biotechnology - 2.7%
Corteva, Inc.	15,309	874,909

Household Products & Housewares - 1.5%
Avery Dennison Corp.	2,920	475,084

Forest Products & Paper - 1.3%
International Paper Co.	13,222	419,138

Coal - 1.2%
Alpha Metallurgical Resources, Inc.	1,567	214,428
Warrior Met Coal, Inc.	5,760	163,815
Total Coal		378,243

Housewares - 0.6%
Scotts Miracle-Gro Co. — Class A	4,407	188,399

Total Common Stocks
(Cost $22,332,280)		31,506,978

EXCHANGE-TRADED FUNDS† - 1.0%
VanEck Junior Gold Miners ETF	10,328	304,263
Total Exchange-Traded Funds
(Cost $443,979)		304,263

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 1.1%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$193,948	$193,948
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	74,595	74,595
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	72,388	72,388
Total Repurchase Agreements
(Cost $340,931)		340,931

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	319,169	319,169
Total Securities Lending Collateral
(Cost $319,169)		319,169

Total Investments - 101.6%
(Cost $23,436,359)		$32,471,341
Other Assets & Liabilities, net - (1.6)%		(497,481)
Total Net Assets - 100.0%		$31,973,860

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,506,978	$—	$—	$31,506,978
Exchange-Traded Funds	304,263	—	—	304,263
Repurchase Agreements	—	340,931	—	340,931
Securities Lending Collateral	319,169	—	—	319,169
Total Assets	$32,130,410	$340,931	$—	$32,471,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $311,034 of securities loaned (cost $23,095,428)	$32,130,410
Repurchase agreements, at value (cost $340,931)	340,931
Cash	3,816
Receivables:
Dividends	41,974
Fund shares sold	4,933
Securities lending income	146
Interest	28
Total assets	32,522,238

Liabilities:
Payable for:
Return of securities lending collateral	319,169
Deferred foreign capital gain taxes	130,382
Management fees	24,762
Fund shares redeemed	20,325
Transfer agent and administrative fees	12,060
Portfolio accounting/administration fees	4,443
Distribution and service fees	4,158
Trustees’ fees*	593
Miscellaneous	32,486
Total liabilities	548,378
Net assets	$31,973,860

Net assets consist of:
Paid in capital	$28,248,814
Total distributable earnings (loss)	3,725,046
Net assets	$31,973,860

Investor Class:
Net assets	$21,588,247
Capital shares outstanding	316,316
Net asset value per share	$68.25

A-Class:
Net assets	$6,372,571
Capital shares outstanding	101,398
Net asset value per share	$62.85
Maximum offering price per share (Net asset value divided by 95.25%)	$65.97

C-Class:
Net assets	$2,530,026
Capital shares outstanding	47,678
Net asset value per share	$53.06

H-Class:
Net assets	$1,483,016
Capital shares outstanding	24,420
Net asset value per share	$60.73

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $3,436)	$609,413
Interest	2,156
Income from securities lending, net	657
Total investment income	612,226

Expenses:
Management fees	201,897
Distribution and service fees:
A-Class	9,204
C-Class	16,409
H-Class	3,783
Transfer agent and administrative fees	58,027
Portfolio accounting/administration fees	28,707
Professional fees	9,681
Trustees’ fees*	3,894
Custodian fees	3,469
Line of credit fees	16
Miscellaneous	25,685
Total expenses	360,772
Net investment income	251,454

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	266,813
Net realized gain	266,813
Net change in unrealized appreciation (depreciation) on:
Investments	(14,423,854)
Net change in unrealized appreciation (depreciation)	(14,423,854)
Net realized and unrealized loss	(14,157,041)
Net decrease in net assets resulting from operations	$(13,905,587)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$251,454	$385,263
Net realized gain (loss) on investments	266,813	(2,243,305)
Net change in unrealized appreciation (depreciation) on investments	(14,423,854)	5,809,127
Net increase (decrease) in net assets resulting from operations	(13,905,587)	3,951,085

Distributions to shareholders:
Investor Class	—	(696,616)
A-Class	—	(157,685)
C-Class	—	(91,602)
H-Class	—	(47,177)
Total distributions to shareholders	—	(993,080)

Capital share transactions:
Proceeds from sale of shares
Investor Class	28,774,485	98,263,058
A-Class	1,690,637	3,669,874
C-Class	772,298	2,842,962
H-Class	731,542	35,636,504
Distributions reinvested
Investor Class	—	684,258
A-Class	—	150,033
C-Class	—	91,209
H-Class	—	46,331
Cost of shares redeemed
Investor Class	(48,041,503)	(88,653,849)
A-Class	(850,377)	(2,737,559)
C-Class	(1,170,751)	(1,982,115)
H-Class	(8,849,734)	(26,499,643)
Net increase (decrease) from capital share transactions	(26,943,403)	21,511,063
Net increase (decrease) in net assets	(40,848,990)	24,469,068

Net assets:
Beginning of period	72,822,850	48,353,782
End of period	$31,973,860	$72,822,850

Capital share activity:
Shares sold
Investor Class	336,260	1,137,647
A-Class	22,166	47,399
C-Class	12,284	42,753
H-Class	10,486	450,413
Shares issued from reinvestment of distributions
Investor Class	—	8,171
A-Class	—	1,942
C-Class	—	1,390
H-Class	—	620
Shares redeemed
Investor Class	(588,965)	(1,063,116)
A-Class	(11,490)	(35,795)
C-Class	(19,353)	(30,147)
H-Class	(116,405)	(350,741)
Net increase (decrease) in shares	(355,017)	210,536

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$89.73	$78.37	$42.39	$58.04	$60.37	$55.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.52	.60	.43	.43	.35	.11
Net gain (loss) on investments (realized and unrealized)	(22.00)	12.39	37.12	(13.42)	(1.85)	4.80
Total from investment operations	(21.48)	12.99	37.55	(12.99)	(1.50)	4.91
Less distributions from:
Net investment income	—	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	—	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$68.25	$89.73	$78.37	$42.39	$58.04	$60.37

Total Return	(23.94%)	16.72%	89.00%	(23.61%)	(2.36%)	8.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,588	$51,058	$38,112	$13,313	$26,704	$51,589
Ratios to average net assets:
Net investment income (loss)	1.27%	0.71%	0.67%	0.74%	0.59%	0.18%
Total expenses[c]	1.40%	1.36%	1.43%	1.48%	1.47%	1.38%
Portfolio turnover rate	54%	169%	162%	67%	247%	257%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$82.73	$72.55	$39.41	$54.27	$56.66	$52.42
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.35	.25	.26	.25	(.01)
Net gain (loss) on investments (realized and unrealized)	(20.23)	11.46	34.46	(12.46)	(1.81)	4.50
Total from investment operations	(19.88)	11.81	34.71	(12.20)	(1.56)	4.49
Less distributions from:
Net investment income	—	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	—	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$62.85	$82.73	$72.55	$39.41	$54.27	$56.66

Total Return[d]	(24.03%)	16.43%	88.52%	(23.80%)	(2.60%)	8.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,373	$7,506	$5,599	$2,966	$6,810	$9,070
Ratios to average net assets:
Net investment income (loss)	0.93%	0.45%	0.44%	0.48%	0.45%	(0.02%)
Total expenses[c]	1.64%	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	54%	169%	162%	67%	247%	257%

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.12	$62.18	$34.17	$47.73	$50.32	$46.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.18)	(.17)	(.11)	(.21)	(.38)
Net gain (loss) on investments (realized and unrealized)	(17.11)	9.75	29.75	(10.79)	(1.55)	4.02
Total from investment operations	(17.06)	9.57	29.58	(10.90)	(1.76)	3.64
Less distributions from:
Net investment income	—	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	—	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$53.06	$70.12	$62.18	$34.17	$47.73	$50.32

Total Return[d]	(24.33%)	15.57%	87.07%	(24.35%)	(3.35%)	7.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,530	$3,839	$2,534	$1,526	$2,930	$5,494
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.27%)	(0.34%)	(0.23%)	(0.42%)	(0.75%)
Total expenses[c]	2.39%	2.36%	2.44%	2.47%	2.47%	2.38%
Portfolio turnover rate	54%	169%	162%	67%	247%	257%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$79.95	$70.17	$38.15	$52.62	$54.95	$50.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.56	.19	.27	.12	(.05)
Net gain (loss) on investments (realized and unrealized)	(19.21)	10.85	33.40	(12.08)	(1.62)	4.41
Total from investment operations	(19.22)	11.41	33.59	(11.81)	(1.50)	4.36
Less distributions from:
Net investment income	—	—	(.54)	(.90)	(.24)	(.25)
Net realized gains	—	(1.63)	(1.03)	(1.76)	(.59)	—
Total distributions	—	(1.63)	(1.57)	(2.66)	(.83)	(.25)
Net asset value, end of period	$60.73	$79.95	$70.17	$38.15	$52.62	$54.95

Total Return	(24.04%)	16.42%	88.51%	(23.81%)	(2.59%)	8.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,483	$10,420	$2,108	$825	$1,424	$9,220
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.73%	0.33%	0.51%	0.21%	(0.09%)
Total expenses[c]	1.65%	1.60%	1.68%	1.72%	1.71%	1.62%
Portfolio turnover rate	54%	169%	162%	67%	247%	257%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	8.1%
Amgen, Inc.	5.6%
Vertex Pharmaceuticals, Inc.	4.6%
Gilead Sciences, Inc.	4.6%
Regeneron Pharmaceuticals, Inc.	4.5%
Biogen, Inc.	3.8%
Moderna, Inc.	3.3%
Corteva, Inc.	3.3%
AstraZeneca plc ADR	3.0%
Illumina, Inc.	2.8%
Top Ten Total	43.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(12.16%)	(23.20%)	2.04%	9.74%
A-Class Shares	(12.25%)	(23.39%)	1.79%	9.46%
A-Class Shares with sales charge‡	(16.42%)	(27.03%)	0.80%	8.93%
C-Class Shares	(12.59%)	(23.97%)	1.03%	8.65%
C-Class Shares with CDSC§	(13.46%)	(24.57%)	1.03%	8.65%
H-Class Shares**	(12.26%)	(23.39%)	1.79%	9.38%
S&P 500 Health Care Index	(10.78%)	(3.37%)	10.18%	13.68%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Biotechnology - 75.5%
Amgen, Inc.	30,526	$6,880,561
Vertex Pharmaceuticals, Inc.*	19,420	5,622,867
Gilead Sciences, Inc.	91,059	5,617,430
Regeneron Pharmaceuticals, Inc.*	8,029	5,530,937
Biogen, Inc.*	17,196	4,591,332
Moderna, Inc.*	34,376	4,064,962
Corteva, Inc.	70,979	4,056,450
Illumina, Inc.*	17,908	3,416,667
Royalty Pharma plc — Class A	77,596	3,117,807
Seagen, Inc.*	22,611	3,093,863
Alnylam Pharmaceuticals, Inc.*	15,271	3,056,643
BioMarin Pharmaceutical, Inc.*	29,334	2,486,643
Incyte Corp.*	36,488	2,431,560
Horizon Therapeutics plc*	38,687	2,394,339
Biohaven Pharmaceutical Holding Company Ltd.*	14,318	2,164,452
Sarepta Therapeutics, Inc.*	17,815	1,969,270
United Therapeutics Corp.*	9,387	1,965,450
BioNTech SE ADR	13,818	1,863,772
Apellis Pharmaceuticals, Inc.*	26,729	1,825,591
CRISPR Therapeutics AG*	25,908	1,693,088
Ionis Pharmaceuticals, Inc.*	36,295	1,605,328
Halozyme Therapeutics, Inc.*	37,908	1,498,882
Guardant Health, Inc.*	27,255	1,467,137
Global Blood Therapeutics, Inc.*	20,752	1,413,211
Exelixis, Inc.*	88,121	1,381,737
Cytokinetics, Inc.*	27,268	1,321,135
ChemoCentryx, Inc.*	24,470	1,264,120
Intellia Therapeutics, Inc.*	22,571	1,263,073
Denali Therapeutics, Inc.*	41,100	1,261,359
Blueprint Medicines Corp.*	18,462	1,216,461
Mirati Therapeutics, Inc.*	16,901	1,180,366
Arrowhead Pharmaceuticals, Inc.*	34,490	1,139,895
Beam Therapeutics, Inc.*	22,944	1,093,052
Ultragenyx Pharmaceutical, Inc.*	24,697	1,022,703
BioCryst Pharmaceuticals, Inc.*	77,429	975,605
Fate Therapeutics, Inc.*	38,633	865,766
Twist Bioscience Corp.*	23,472	827,153
Iovance Biotherapeutics, Inc.*	78,008	747,317
Veracyte, Inc.*	39,120	649,392
NeoGenomics, Inc.*	72,438	623,691
Emergent BioSolutions, Inc.*	29,181	612,509
Novavax, Inc.*	32,604	593,393
Editas Medicine, Inc.*	43,164	528,327
Total Biotechnology		92,395,296

Pharmaceuticals - 16.4%
AbbVie, Inc.	73,391	9,849,806
AstraZeneca plc ADR	66,089	3,624,321
Neurocrine Biosciences, Inc.*	19,673	2,089,469
Viatris, Inc.	230,233	1,961,585
Jazz Pharmaceuticals plc*	12,765	1,701,447
Ironwood Pharmaceuticals, Inc. — Class A*	77,515	803,056
Total Pharmaceuticals		20,029,684

Healthcare-Products - 4.3%
Bio-Techne Corp.	6,989	1,984,876
Exact Sciences Corp.*	43,377	1,409,319
Natera, Inc.*	28,141	1,233,138
CareDx, Inc.*	34,657	589,862
Total Healthcare-Products		5,217,195

Healthcare-Services - 3.5%
ICON plc*	8,701	1,599,070
Medpace Holdings, Inc.*	9,101	1,430,404
Syneos Health, Inc.*	26,788	1,263,054
Total Healthcare-Services		4,292,528

Total Common Stocks
(Cost $70,150,002)		121,934,703

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$488,926	488,926
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	188,048	188,048
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	182,482	182,482
Total Repurchase Agreements
(Cost $859,456)		859,456

Total Investments - 100.4%
(Cost $71,009,458)		$122,794,159
Other Assets & Liabilities, net - (0.4)%		(457,190)
Total Net Assets - 100.0%		$122,336,969

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$121,934,703	$—	$—	$121,934,703
Repurchase Agreements	—	859,456	—	859,456
Total Assets	$121,934,703	$859,456	$—	$122,794,159

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $70,150,002)	$121,934,703
Repurchase agreements, at value (cost $859,456)	859,456
Receivables:
Securities lending income	5,974
Fund shares sold	4,737
Foreign tax reclaims	4,335
Interest	70
Total assets	122,809,275

Liabilities:
Payable for:
Fund shares redeemed	209,933
Management fees	89,303
Transfer agent and administrative fees	45,003
Professional fees	27,558
Portfolio accounting/administration fees	16,021
Distribution and service fees	6,704
Trustees’ fees*	1,892
Miscellaneous	75,892
Total liabilities	472,306
Net assets	$122,336,969

Net assets consist of:
Paid in capital	$80,018,365
Total distributable earnings (loss)	42,318,604
Net assets	$122,336,969

Investor Class:
Net assets	$97,767,915
Capital shares outstanding	1,518,416
Net asset value per share	$64.39

A-Class:
Net assets	$16,471,064
Capital shares outstanding	293,408
Net asset value per share	$56.14
Maximum offering price per share (Net asset value divided by 95.25%)	$58.94

C-Class:
Net assets	$2,163,296
Capital shares outstanding	48,384
Net asset value per share	$44.71

H-Class:
Net assets	$5,934,694
Capital shares outstanding	110,723
Net asset value per share	$53.60

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $6,074)	$680,387
Interest	4,780
Income from securities lending, net	52,592
Total investment income	737,759

Expenses:
Management fees	594,427
Distribution and service fees:
A-Class	22,408
C-Class	12,559
H-Class	8,391
Transfer agent and administrative fees	164,615
Portfolio accounting/administration fees	88,593
Professional fees	28,440
Trustees’ fees*	11,346
Custodian fees	10,175
Miscellaneous	76,007
Total expenses	1,016,961
Net investment loss	(279,202)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,408,247)
Net realized loss	(5,408,247)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,751,621)
Net change in unrealized appreciation (depreciation)	(12,751,621)
Net realized and unrealized loss	(18,159,868)
Net decrease in net assets resulting from operations	$(18,439,070)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(279,202)	$(1,175,713)
Net realized gain (loss) on investments	(5,408,247)	12,588,668
Net change in unrealized appreciation (depreciation) on investments	(12,751,621)	(22,670,440)
Net decrease in net assets resulting from operations	(18,439,070)	(11,257,485)

Distributions to shareholders:
Investor Class	—	(23,744,351)
A-Class	—	(4,221,623)
C-Class	—	(1,013,611)
H-Class	—	(2,107,725)
Total distributions to shareholders	—	(31,087,310)

Capital share transactions:
Proceeds from sale of shares
Investor Class	38,136,876	55,644,687
A-Class	3,164,482	4,868,126
C-Class	190,931	994,793
H-Class	718,268	11,528,352
Distributions reinvested
Investor Class	—	22,672,327
A-Class	—	4,154,552
C-Class	—	984,202
H-Class	—	2,103,907
Cost of shares redeemed
Investor Class	(48,189,716)	(74,858,687)
A-Class	(3,642,048)	(6,337,911)
C-Class	(836,945)	(5,855,149)
H-Class	(3,332,493)	(10,595,896)
Net increase (decrease) from capital share transactions	(13,790,645)	5,303,303
Net decrease in net assets	(32,229,715)	(37,041,492)

Net assets:
Beginning of period	154,566,684	191,608,176
End of period	$122,336,969	$154,566,684

Capital share activity:
Shares sold
Investor Class	552,186	619,547
A-Class	53,494	59,701
C-Class	3,910	14,874
H-Class	12,904	149,625
Shares issued from reinvestment of distributions
Investor Class	—	280,633
A-Class	—	58,863
C-Class	—	17,401
H-Class	—	31,220
Shares redeemed
Investor Class	(708,857)	(836,763)
A-Class	(61,156)	(82,507)
C-Class	(17,582)	(86,166)
H-Class	(55,265)	(145,705)
Net increase (decrease) in shares	(220,366)	80,723

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$73.30	$94.01	$71.72	$83.02	$87.17	$79.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.52)	(.58)	(.44)	(.68)	(.62)
Net gain (loss) on investments (realized and unrealized)	(8.80)	(4.42)	29.82	(7.26)	6.42	12.77
Total from investment operations	(8.91)	(4.94)	29.24	(7.70)	5.74	12.15
Less distributions from:
Net realized gains	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$64.39	$73.30	$94.01	$71.72	$83.02	$87.17

Total Return	(12.16%)	(6.81%)	40.80%	(9.91%)	7.94%	15.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$97,768	$122,777	$151,506	$122,194	$177,344	$210,564
Ratios to average net assets:
Net investment income (loss)	(0.34%)	(0.56%)	(0.62%)	(0.56%)	(0.79%)	(0.70%)
Total expenses	1.39%	1.36%	1.45%	1.48%	1.46%	1.37%
Portfolio turnover rate	31%	65%	115%	64%	100%	105%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.98	$84.21	$64.92	$75.66	$80.55	$74.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.65)	(.73)	(.57)	(.82)	(.76)
Net gain (loss) on investments (realized and unrealized)	(7.66)	(3.81)	26.97	(6.57)	5.82	11.85
Total from investment operations	(7.84)	(4.46)	26.24	(7.14)	5.00	11.09
Less distributions from:
Net realized gains	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$56.14	$63.98	$84.21	$64.92	$75.66	$80.55

Total Return[c]	(12.25%)	(7.04%)	40.44%	(10.14%)	7.68%	15.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,471	$19,263	$22,317	$14,565	$23,199	$27,370
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.80%)	(0.87%)	(0.80%)	(1.04%)	(0.93%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.71%	1.62%
Portfolio turnover rate	31%	65%	115%	64%	100%	105%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$51.15	$70.90	$55.85	$66.05	$72.14	$67.34
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(1.09)	(1.15)	(.97)	(1.27)	(1.25)
Net gain (loss) on investments (realized and unrealized)	(6.12)	(2.89)	23.15	(5.63)	5.07	10.75
Total from investment operations	(6.44)	(3.98)	22.00	(6.60)	3.80	9.50
Less distributions from:
Net realized gains	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$44.71	$51.15	$70.90	$55.85	$66.05	$72.14

Total Return[c]	(12.59%)	(7.74%)	39.39%	(10.80%)	6.87%	14.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,163	$3,174	$8,221	$8,692	$14,248	$20,104
Ratios to average net assets:
Net investment income (loss)	(1.34%)	(1.58%)	(1.61%)	(1.56%)	(1.79%)	(1.70%)
Total expenses	2.39%	2.36%	2.45%	2.48%	2.46%	2.37%
Portfolio turnover rate	31%	65%	115%	64%	100%	105%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$61.09	$81.10	$62.70	$73.18	$78.26	$72.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.64)	(.66)	(.59)	(.82)	(.69)
Net gain (loss) on investments (realized and unrealized)	(7.32)	(3.60)	26.01	(6.29)	5.63	11.49
Total from investment operations	(7.49)	(4.24)	25.35	(6.88)	4.81	10.80
Less distributions from:
Net realized gains	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Total distributions	—	(15.77)	(6.95)	(3.60)	(9.89)	(4.70)
Net asset value, end of period	$53.60	$61.09	$81.10	$62.70	$73.18	$78.26

Total Return	(12.26%)	(7.04%)	40.45%	(10.12%)	7.66%	15.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,935	$9,352	$9,565	$8,365	$13,315	$19,905
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.82%)	(0.83%)	(0.85%)	(1.06%)	(0.87%)
Total expenses	1.64%	1.61%	1.72%	1.73%	1.71%	1.62%
Portfolio turnover rate	31%	65%	115%	64%	100%	105%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.4%
Coca-Cola Co.	5.7%
PepsiCo, Inc.	5.7%
Philip Morris International, Inc.	4.1%
Mondelez International, Inc. — Class A	3.2%
Estee Lauder Companies, Inc. — Class A	3.1%
Altria Group, Inc.	3.1%
Colgate-Palmolive Co.	2.8%
Keurig Dr Pepper, Inc.	2.7%
General Mills, Inc.	2.6%
Top Ten Total	39.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(10.72%)	(3.80%)	4.12%	7.89%
A-Class Shares	(10.84%)	(4.04%)	3.86%	7.61%
A-Class Shares with sales charge‡	(15.08%)	(8.61%)	2.86%	7.09%
C-Class Shares	(11.18%)	(4.75%)	3.09%	6.81%
C-Class Shares with CDSC§	(12.07%)	(5.53%)	3.09%	6.81%
H-Class Shares**	(10.84%)	(4.04%)	3.86%	7.53%
S&P 500 Consumer Staples Index	(10.93%)	(0.09%)	7.60%	9.51%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Food - 37.7%
Mondelez International, Inc. — Class A	42,903	$2,352,371
General Mills, Inc.	25,430	1,948,192
Hershey Co.	8,643	1,905,522
Kraft Heinz Co.	52,541	1,752,242
Sysco Corp.	22,312	1,577,682
Kroger Co.	33,534	1,467,113
Hormel Foods Corp.	31,004	1,408,822
Kellogg Co.	19,733	1,374,601
Tyson Foods, Inc. — Class A	19,782	1,304,227
McCormick & Company, Inc.	16,665	1,187,715
Conagra Brands, Inc.	33,950	1,107,788
J M Smucker Co.	7,933	1,090,074
Campbell Soup Co.	22,753	1,072,121
Albertsons Companies, Inc. — Class A	38,381	954,152
Lamb Weston Holdings, Inc.	12,225	945,971
Performance Food Group Co.*	15,645	671,953
US Foods Holding Corp.*	24,263	641,514
Ingredion, Inc.	7,916	637,396
Flowers Foods, Inc.	25,544	630,681
Post Holdings, Inc.*	7,410	606,953
Hostess Brands, Inc.*	21,733	505,075
Grocery Outlet Holding Corp.*	14,478	481,973
Sprouts Farmers Market, Inc.*	16,975	471,056
Cal-Maine Foods, Inc.	8,324	462,731
TreeHouse Foods, Inc.*	10,193	432,387
United Natural Foods, Inc.*	10,324	354,836
Hain Celestial Group, Inc.*	19,032	321,260
Beyond Meat, Inc.*,1	15,171	214,973
Total Food		27,881,381

Beverages - 26.6%
Coca-Cola Co.	75,661	4,238,529
PepsiCo, Inc.	25,634	4,185,007
Keurig Dr Pepper, Inc.	54,875	1,965,623
Monster Beverage Corp.*	21,643	1,882,075
Constellation Brands, Inc. — Class A	7,990	1,835,143
Brown-Forman Corp. — Class B	23,137	1,540,230
Molson Coors Beverage Co. — Class B	18,623	893,718
Celsius Holdings, Inc.*	7,606	689,712
Coca-Cola Europacific Partners plc	16,094	685,926
Anheuser-Busch InBev S.A. ADR[1]	14,078	635,763
Fomento Economico Mexicano SAB de CV ADR[1]	9,606	602,777
Boston Beer Company, Inc. — Class A*	1,722	557,325
Total Beverages		19,711,828

Agriculture - 13.0%
Philip Morris International, Inc.	36,292	3,012,599
Altria Group, Inc.	57,037	2,303,154
Archer-Daniels-Midland Co.	22,484	1,808,838
Bunge Ltd.	11,352	937,334
Darling Ingredients, Inc.*	12,952	856,775
British American Tobacco plc ADR	19,382	688,061
Total Agriculture		9,606,761
Cosmetics & Personal Care - 12.8%
Procter & Gamble Co.	37,516	4,736,395
Estee Lauder Companies, Inc. — Class A	10,748	2,320,493
Colgate-Palmolive Co.	29,706	2,086,846
Beauty Health Co.*	31,330	369,381
Total Cosmetics & Personal Care		9,513,115

Household Products & Housewares - 5.6%
Kimberly-Clark Corp.	14,820	1,667,843
Church & Dwight Company, Inc.	15,669	1,119,393
Clorox Co.	8,283	1,063,454
Spectrum Brands Holdings, Inc.	7,386	288,276
Total Household Products & Housewares		4,138,966

Retail - 2.1%
Casey’s General Stores, Inc.	3,721	753,577
Freshpet, Inc.*	9,940	497,894
Nu Skin Enterprises, Inc. — Class A	10,103	337,137
Total Retail		1,588,608

Pharmaceuticals - 1.1%
BellRing Brands, Inc.*	21,170	436,314
Herbalife Nutrition Ltd.*	18,803	373,991
Total Pharmaceuticals		810,305

Electrical Components & Equipment - 0.5%
Energizer Holdings, Inc.	14,355	360,885

Total Common Stocks
(Cost $43,300,327)		73,611,849

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$194,723	194,723
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	74,893	74,893
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	72,677	72,677
Total Repurchase Agreements
(Cost $342,293)		342,293

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
CONSUMER PRODUCTS FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	158,017	$158,017
Total Securities Lending Collateral
(Cost $158,017)		158,017

Total Investments - 100.1%
(Cost $43,800,637)		$74,112,159
Other Assets & Liabilities, net - (0.1)%		(93,628)
Total Net Assets - 100.0%		$74,018,531

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$73,611,849	$—	$—	$73,611,849
Repurchase Agreements	—	342,293	—	342,293
Securities Lending Collateral	158,017	—	—	158,017
Total Assets	$73,769,866	$342,293	$—	$74,112,159

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $151,803 of securities loaned (cost $43,458,344)	$73,769,866
Repurchase agreements, at value (cost $342,293)	342,293
Receivables:
Dividends	201,132
Fund shares sold	46,953
Securities lending income	2,924
Foreign tax reclaims	1,389
Interest	28
Total assets	74,364,585

Liabilities:
Payable for:
Return of securities lending collateral	158,017
Management fees	57,256
Transfer agent and administrative fees	27,405
Fund shares redeemed	22,652
Portfolio accounting/administration fees	10,272
Distribution and service fees	6,807
Trustees’ fees*	1,143
Miscellaneous	62,502
Total liabilities	346,054
Net assets	$74,018,531

Net assets consist of:
Paid in capital	$40,381,275
Total distributable earnings (loss)	33,637,256
Net assets	$74,018,531

Investor Class:
Net assets	$58,153,355
Capital shares outstanding	1,076,133
Net asset value per share	$54.04

A-Class:
Net assets	$9,203,088
Capital shares outstanding	194,561
Net asset value per share	$47.30
Maximum offering price per share (Net asset value divided by 95.25%)	$49.66

C-Class:
Net assets	$4,935,322
Capital shares outstanding	135,060
Net asset value per share	$36.54

H-Class:
Net assets	$1,726,766
Capital shares outstanding	38,525
Net asset value per share	$44.82

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$1,000,038
Interest	3,067
Income from securities lending, net	140,094
Total investment income	1,143,199

Expenses:
Management fees	369,163
Distribution and service fees:
A-Class	12,368
C-Class	29,430
H-Class	2,816
Transfer agent and administrative fees	102,611
Portfolio accounting/administration fees	54,635
Professional fees	18,842
Trustees’ fees*	6,549
Custodian fees	6,277
Line of credit fees	51
Miscellaneous	46,572
Total expenses	649,314
Net investment income	493,885

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,160,361
Net realized gain	4,160,361
Net change in unrealized appreciation (depreciation) on:
Investments	(14,214,307)
Net change in unrealized appreciation (depreciation)	(14,214,307)
Net realized and unrealized loss	(10,053,946)
Net decrease in net assets resulting from operations	$(9,560,061)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$493,885	$871,947
Net realized gain on investments	4,160,361	14,373,645
Net change in unrealized appreciation (depreciation) on investments	(14,214,307)	(11,356,625)
Net increase (decrease) in net assets resulting from operations	(9,560,061)	3,888,967

Distributions to shareholders:
Investor Class	—	(8,985,729)
A-Class	—	(1,536,855)
C-Class	—	(1,275,508)
H-Class	—	(846,731)
Total distributions to shareholders	—	(12,644,823)

Capital share transactions:
Proceeds from sale of shares
Investor Class	36,596,881	73,605,684
A-Class	2,128,741	1,912,283
C-Class	127,071	1,052,146
H-Class	230,123	3,640,736
Distributions reinvested
Investor Class	—	8,768,762
A-Class	—	1,516,110
C-Class	—	1,249,393
H-Class	—	846,351
Cost of shares redeemed
Investor Class	(38,479,453)	(91,846,100)
A-Class	(1,597,960)	(3,272,082)
C-Class	(1,151,127)	(3,751,701)
H-Class	(728,563)	(6,921,884)
Net decrease from capital share transactions	(2,874,287)	(13,200,302)
Net decrease in net assets	(12,434,348)	(21,956,158)

Net assets:
Beginning of period	86,452,879	108,409,037
End of period	$74,018,531	$86,452,879

Capital share activity:
Shares sold
Investor Class	607,066	1,163,888
A-Class	40,387	32,676
C-Class	3,080	22,369
H-Class	4,693	69,300
Shares issued from reinvestment of distributions
Investor Class	—	151,551
A-Class	—	29,874
C-Class	—	31,670
H-Class	—	17,599
Shares redeemed
Investor Class	(647,974)	(1,442,836)
A-Class	(30,942)	(57,436)
C-Class	(27,933)	(79,717)
H-Class	(14,759)	(136,464)
Net decrease in shares	(66,382)	(197,526)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$60.53	$66.72	$52.88	$59.56	$61.08	$66.06
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.66	.70	.72	.92	.56
Net gain (loss) on investments (realized and unrealized)	(6.86)	2.18	18.44	(5.71)	1.40	(.37)
Total from investment operations	(6.49)	2.84	19.14	(4.99)	2.32	.19
Less distributions from:
Net investment income	—	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	—	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	—	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$54.04	$60.53	$66.72	$52.88	$59.56	$61.08

Total Return	(10.72%)	4.89%	36.78%	(8.81%)	4.09%	(0.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,153	$67,612	$83,023	$79,890	$142,633	$152,717
Ratios to average net assets:
Net investment income (loss)	1.24%	1.01%	1.12%	1.17%	1.56%	0.86%
Total expenses	1.39%	1.36%	1.45%	1.47%	1.46%	1.38%
Portfolio turnover rate	34%	60%	38%	59%	84%	80%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.05	$59.72	$47.88	$54.21	$56.08	$61.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.44	.50	.51	.69	.36
Net gain (loss) on investments (realized and unrealized)	(6.01)	1.92	16.64	(5.15)	1.28	(.32)
Total from investment operations	(5.75)	2.36	17.14	(4.64)	1.97	.04
Less distributions from:
Net investment income	—	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	—	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	—	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$47.30	$53.05	$59.72	$47.88	$54.21	$56.08

Total Return[c]	(10.84%)	4.65%	36.43%	(9.04%)	3.82%	(0.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,203	$9,820	$10,751	$8,561	$13,659	$25,698
Ratios to average net assets:
Net investment income (loss)	1.00%	0.76%	0.89%	0.92%	1.28%	0.60%
Total expenses	1.64%	1.61%	1.69%	1.72%	1.71%	1.63%
Portfolio turnover rate	34%	60%	38%	59%	84%	80%

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$41.14	$48.68	$40.08	$45.98	$48.50	$54.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	—	.06	.08	.28	(.07)
Net gain (loss) on investments (realized and unrealized)	(4.65)	1.49	13.84	(4.29)	1.04	(.26)
Total from investment operations	(4.60)	1.49	13.90	(4.21)	1.32	(.33)
Less distributions from:
Net investment income	—	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	—	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	—	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$36.54	$41.14	$48.68	$40.08	$45.98	$48.50

Total Return[c]	(11.18%)	3.87%	35.40%	(9.73%)	3.06%	(1.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,935	$6,578	$9,035	$9,816	$14,976	$23,531
Ratios to average net assets:
Net investment income (loss)	0.24%	—	0.12%	0.16%	0.60%	(0.13%)
Total expenses	2.39%	2.36%	2.45%	2.47%	2.46%	2.38%
Portfolio turnover rate	34%	60%	38%	59%	84%	80%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$50.27	$57.06	$45.93	$52.07	$54.02	$59.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.38	.49	.46	.69	.38
Net gain (loss) on investments (realized and unrealized)	(5.69)	1.86	15.94	(4.91)	1.20	(.34)
Total from investment operations	(5.45)	2.24	16.43	(4.45)	1.89	.04
Less distributions from:
Net investment income	—	(.62)	(.73)	(.77)	(.80)	(.44)
Net realized gains	—	(8.41)	(4.57)	(.92)	(3.04)	(4.73)
Total distributions	—	(9.03)	(5.30)	(1.69)	(3.84)	(5.17)
Net asset value, end of period	$44.82	$50.27	$57.06	$45.93	$52.07	$54.02

Total Return	(10.84%)	4.65%	36.43%	(9.05%)	3.84%	(0.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,727	$2,443	$5,601	$4,284	$10,118	$10,788
Ratios to average net assets:
Net investment income (loss)	0.98%	0.68%	0.90%	0.86%	1.32%	0.65%
Total expenses	1.64%	1.61%	1.69%	1.72%	1.71%	1.63%
Portfolio turnover rate	34%	60%	38%	59%	84%	80%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
NVIDIA Corp.	7.9%
Broadcom, Inc.	6.1%
Texas Instruments, Inc.	5.6%
QUALCOMM, Inc.	5.1%
Intel Corp.	4.6%
Advanced Micro Devices, Inc.	4.3%
Analog Devices, Inc.	4.0%
Applied Materials, Inc.	3.8%
Micron Technology, Inc.	3.4%
Lam Research Corp.	3.1%
Top Ten Total	47.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(30.02%)	(25.40%)	14.82%	18.36%
A-Class Shares	(30.11%)	(25.58%)	14.54%	18.07%
A-Class Shares with sales charge‡	(33.43%)	(29.12%)	13.43%	17.49%
C-Class Shares	(30.37%)	(26.15%)	13.68%	17.17%
C-Class Shares with CDSC§	(31.07%)	(26.86%)	13.68%	17.17%
H-Class Shares**	(30.11%)	(25.59%)	14.53%	17.96%
S&P 500 Information Technology Index	(25.19%)	(20.00%)	16.74%	17.09%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Semiconductors - 89.4%
NVIDIA Corp.	18,633	$2,261,860
Broadcom, Inc.	3,948	1,752,952
Texas Instruments, Inc.	10,367	1,604,604
QUALCOMM, Inc.	13,068	1,476,423
Intel Corp.	51,147	1,318,058
Advanced Micro Devices, Inc.*	19,429	1,231,021
Analog Devices, Inc.	8,189	1,141,055
Applied Materials, Inc.	13,378	1,096,060
Micron Technology, Inc.	19,621	983,012
Lam Research Corp.	2,471	904,386
KLA Corp.	2,815	851,903
Taiwan Semiconductor Manufacturing Company Ltd. ADR	12,221	837,872
Marvell Technology, Inc.	18,539	795,509
Microchip Technology, Inc.	12,879	786,005
NXP Semiconductor N.V.	5,063	746,843
ON Semiconductor Corp.*	10,998	685,505
GLOBALFOUNDRIES, Inc.*,1	13,489	652,193
ASML Holding N.V. — Class G	1,497	621,779
Monolithic Power Systems, Inc.	1,459	530,201
Wolfspeed, Inc.*	4,660	481,658
Skyworks Solutions, Inc.	5,603	477,768
STMicroelectronics N.V. — Class Y1	15,047	465,554
Teradyne, Inc.	5,960	447,894
Entegris, Inc.	5,394	447,810
Qorvo, Inc.*	4,707	373,783
Lattice Semiconductor Corp.*	7,049	346,881
MKS Instruments, Inc.	3,658	302,297
Silicon Laboratories, Inc.*	2,303	284,282
Amkor Technology, Inc.	15,805	269,475
Cirrus Logic, Inc.*	3,861	265,637
Power Integrations, Inc.	4,043	260,046
Synaptics, Inc.*	2,569	254,357
MaxLinear, Inc. — Class A*	6,429	209,714
Ambarella, Inc.*	3,301	185,450
Semtech Corp.*	6,051	177,960
SiTime Corp.*	2,040	160,609
Total Semiconductors		25,688,416

Energy-Alternate Sources - 7.0%
Enphase Energy, Inc.*	2,970	824,086
First Solar, Inc.*	3,965	524,450
SolarEdge Technologies, Inc.*	1,821	421,489
SunPower Corp. — Class A*	11,099	255,721
Total Energy-Alternate Sources		2,025,746

Chemicals - 1.4%
Daqo New Energy Corp. ADR*	7,646	405,850

Electrical Components & Equipment - 1.0%
Universal Display Corp.	2,964	279,653

Healthcare-Products - 0.8%
Azenta, Inc.	5,306	227,415

Total Common Stocks
(Cost $18,327,440)		28,627,080

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$9,943	9,943
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	3,824	3,824
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	3,711	3,711
Total Repurchase Agreements
(Cost $17,478)		17,478

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.9%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	829,466	829,466
Total Securities Lending Collateral
(Cost $829,466)		829,466

Total Investments - 102.6%
(Cost $19,174,384)		$29,474,024
Other Assets & Liabilities, net - (2.6)%		(737,572)
Total Net Assets - 100.0%		$28,736,452

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
ELECTRONICS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,627,080	$—	$—	$28,627,080
Repurchase Agreements	—	17,478	—	17,478
Securities Lending Collateral	829,466	—	—	829,466
Total Assets	$29,456,546	$17,478	$—	$29,474,024

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $782,602 of securities loaned (cost $19,156,906)	$29,456,546
Repurchase agreements, at value (cost $17,478)	17,478
Receivables:
Securities sold	181,571
Fund shares sold	76,413
Dividends	13,440
Securities lending income	951
Total assets	29,746,399

Liabilities:
Payable for:
Return of securities lending collateral	829,466
Fund shares redeemed	108,595
Management fees	22,473
Transfer agent and administrative fees	11,850
Portfolio accounting/administration fees	4,032
Distribution and service fees	2,136
Trustees’ fees*	563
Miscellaneous	30,832
Total liabilities	1,009,947
Net assets	$28,736,452

Net assets consist of:
Paid in capital	$25,597,085
Total distributable earnings (loss)	3,139,367
Net assets	$28,736,452

Investor Class:
Net assets	$22,752,233
Capital shares outstanding	106,757
Net asset value per share	$213.12

A-Class:
Net assets	$3,972,261
Capital shares outstanding	20,415
Net asset value per share	$194.58
Maximum offering price per share (Net asset value divided by 95.25%)	$204.28

C-Class:
Net assets	$1,033,676
Capital shares outstanding	6,202
Net asset value per share	$166.67

H-Class:
Net assets	$978,282
Capital shares outstanding	5,189
Net asset value per share	$188.53

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $1,597)	$215,385
Interest	1,641
Income from securities lending, net	2,696
Total investment income	219,722

Expenses:
Management fees	162,604
Distribution and service fees:
A-Class	6,300
C-Class	6,754
H-Class	1,648
Transfer agent and administrative fees	45,612
Portfolio accounting/administration fees	24,101
Registration fees	14,364
Professional fees	9,238
Trustees’ fees*	4,072
Custodian fees	2,879
Miscellaneous	3,631
Total expenses	281,203
Net investment loss	(61,481)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(286,746)
Net realized loss	(286,746)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,222,806)
Net change in unrealized appreciation (depreciation)	(13,222,806)
Net realized and unrealized loss	(13,509,552)
Net decrease in net assets resulting from operations	$(13,571,033)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(61,481)	$(373,019)
Net realized loss on investments	(286,746)	(71,238)
Net change in unrealized appreciation (depreciation) on investments	(13,222,806)	(4,976,021)
Net decrease in net assets resulting from operations	(13,571,033)	(5,420,278)

Distributions to shareholders:
Investor Class	—	(2,283,199)
A-Class	—	(397,140)
C-Class	—	(114,035)
H-Class	—	(182,571)
Total distributions to shareholders	—	(2,976,945)

Capital share transactions:
Proceeds from sale of shares
Investor Class	31,428,520	182,248,214
A-Class	1,349,267	12,659,571
C-Class	438,626	1,789,573
H-Class	540,939	26,552,857
Distributions reinvested
Investor Class	—	2,241,300
A-Class	—	395,788
C-Class	—	113,652
H-Class	—	182,550
Cost of shares redeemed
Investor Class	(58,824,313)	(171,070,528)
A-Class	(4,243,541)	(8,523,286)
C-Class	(721,255)	(3,204,867)
H-Class	(1,115,257)	(33,383,135)
Net increase (decrease) from capital share transactions	(31,147,014)	10,001,689
Net increase (decrease) in net assets	(44,718,047)	1,604,466

Net assets:
Beginning of period	73,454,499	71,850,033
End of period	$28,736,452	$73,454,499

Capital share activity:
Shares sold
Investor Class	119,524	563,688
A-Class	5,637	41,690
C-Class	2,083	7,357
H-Class	2,316	94,680
Shares issued from reinvestment of distributions
Investor Class	—	6,380
A-Class	—	1,232
C-Class	—	410
H-Class	—	586
Shares redeemed
Investor Class	(212,199)	(566,974)
A-Class	(16,930)	(31,123)
C-Class	(3,559)	(13,331)
H-Class	(4,732)	(121,028)
Net decrease in shares	(107,860)	(16,433)

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$304.55	$281.78	$137.65	$126.31	$136.98	$110.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.32)	(1.59)	(.71)	— [c]	.27	(.11)
Net gain (loss) on investments (realized and unrealized)	(91.11)	35.88	150.08	11.35	(.29)	27.15
Total from investment operations	(91.43)	34.29	149.37	11.35	(.02)	27.04
Less distributions from:
Net investment income	—	—	—	(.01)	—	(.06)
Net realized gains	—	(11.52)	(5.24)	—	(10.65)	—
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$213.12	$304.55	$281.78	$137.65	$126.31	$136.98

Total Return	(30.02%)	11.63%	109.05%	8.99%	1.35%	24.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,752	$60,738	$55,324	$38,634	$18,642	$54,505
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.51%)	(0.33%)	— [e]	0.21%	(0.08%)
Total expenses	1.39%	1.36%	1.44%	1.48%	1.46%	1.38%
Portfolio turnover rate	63%	281%	163%	265%	521%	457%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$278.40	$259.00	$127.06	$116.88	$127.98	$103.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.58)	(2.15)	(1.15)	(.31)	(.03)	(.33)
Net gain (loss) on investments (realized and unrealized)	(83.24)	33.07	138.33	10.50	(.42)	25.34
Total from investment operations	(83.82)	30.92	137.18	10.19	(.45)	25.01
Less distributions from:
Net investment income	—	—	—	(.01)	—	(.06)
Net realized gains	—	(11.52)	(5.24)	—	(10.65)	—
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$194.58	$278.40	$259.00	$127.06	$116.88	$127.98

Total Return[d]	(30.11%)	11.35%	108.53%	8.72%	1.10%	24.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,972	$8,827	$5,156	$2,120	$3,908	$3,122
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.76%)	(0.58%)	(0.23%)	(0.02%)	(0.29%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	63%	281%	163%	265%	521%	457%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$239.35	$225.59	$111.87	$103.69	$115.77	$93.90
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.24)	(3.58)	(2.32)	(1.14)	(.91)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(71.44)	28.86	121.28	9.33	(.52)	23.07
Total from investment operations	(72.68)	25.28	118.96	8.19	(1.43)	21.93
Less distributions from:
Net investment income	—	—	—	(.01)	—	(.06)
Net realized gains	—	(11.52)	(5.24)	—	(10.65)	—
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$166.67	$239.35	$225.59	$111.87	$103.69	$115.77

Total Return[d]	(30.37%)	10.51%	106.98%	7.91%	0.34%	23.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,034	$1,838	$2,987	$1,701	$1,317	$2,855
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.48%)	(1.34%)	(0.96%)	(0.83%)	(1.07%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.45%	2.38%
Portfolio turnover rate	63%	281%	163%	265%	521%	457%

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$269.75	$251.22	$123.34	$113.47	$124.62	$100.33
Income (loss) from investment operations:
Net investment income (loss)[b]	(.55)	(2.32)	(1.23)	(.30)	(.54)	(.41)
Net gain (loss) on investments (realized and unrealized)	(80.67)	32.37	134.35	10.18	.04 [f]	24.76
Total from investment operations	(81.22)	30.05	133.12	9.88	(.50)	24.35
Less distributions from:
Net investment income	—	—	—	(.01)	—	(.06)
Net realized gains	—	(11.52)	(5.24)	—	(10.65)	—
Total distributions	—	(11.52)	(5.24)	(.01)	(10.65)	(.06)
Net asset value, end of period	$188.53	$269.75	$251.22	$123.34	$113.47	$124.62

Total Return	(30.11%)	11.35%	108.53%	8.72%	1.08%	24.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$978	$2,051	$8,383	$2,142	$3,686	$31,109
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.85%)	(0.60%)	(0.22%)	(0.45%)	(0.36%)
Total expenses	1.64%	1.60%	1.67%	1.73%	1.68%	1.63%
Portfolio turnover rate	63%	281%	163%	265%	521%	457%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Less than 0.01% or (0.01%).
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.4%
Chevron Corp.	5.6%
ConocoPhillips	3.8%
EOG Resources, Inc.	2.7%
Occidental Petroleum Corp.	2.6%
Marathon Petroleum Corp.	2.5%
Schlumberger N.V.	2.4%
Pioneer Natural Resources Co.	2.4%
Cheniere Energy, Inc.	2.3%
Valero Energy Corp.	2.2%
Top Ten Total	32.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(3.07%)	35.58%	1.90%	(1.29%)
A-Class Shares	(3.19%)	35.23%	1.65%	(1.53%)
A-Class Shares with sales charge‡	(7.80%)	28.81%	0.67%	(2.00%)
C-Class Shares	(3.55%)	34.22%	0.88%	(2.28%)
C-Class Shares with CDSC§	(4.53%)	33.22%	0.88%	(2.28%)
H-Class Shares**	(3.18%)	35.23%	1.62%	(1.63%)
S&P 500 Energy Index	(2.94%)	45.70%	6.09%	3.52%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas - 67.8%
Exxon Mobil Corp.	60,809	$5,309,234
Chevron Corp.	32,330	4,644,851
ConocoPhillips	31,092	3,181,955
EOG Resources, Inc.	20,082	2,243,762
Occidental Petroleum Corp.	34,758	2,135,879
Marathon Petroleum Corp.	20,614	2,047,589
Pioneer Natural Resources Co.	9,091	1,968,474
Valero Energy Corp.	17,255	1,843,697
Phillips 66	21,554	1,739,839
Devon Energy Corp.	28,505	1,714,006
Hess Corp.	14,648	1,596,485
Continental Resources, Inc.	21,080	1,408,355
Diamondback Energy, Inc.	10,457	1,259,650
Petroleo Brasileiro S.A. ADR	101,393	1,251,190
Coterra Energy, Inc. — Class A	47,789	1,248,249
BP plc ADR	39,283	1,121,530
Texas Pacific Land Corp.	597	1,061,006
Marathon Oil Corp.	46,867	1,058,257
Equities Corp.	25,582	1,042,466
HF Sinclair Corp.	18,669	1,005,139
Ovintiv, Inc.	20,380	937,480
Chesapeake Energy Corp.	9,890	931,737
Shell plc ADR	18,574	924,242
APA Corp.	26,988	922,720
Suncor Energy, Inc.	29,604	833,353
Canadian Natural Resources Ltd.	15,076	702,089
Chord Energy Corp.	4,992	682,756
Range Resources Corp.	26,988	681,717
Equinor ASA ADR	19,554	647,433
Murphy Oil Corp.	18,204	640,235
PDC Energy, Inc.	10,988	634,997
Matador Resources Co.	12,968	634,395
PBF Energy, Inc. — Class A*	17,616	619,379
Civitas Resources, Inc.	10,337	593,240
Denbury, Inc.*	6,805	586,999
SM Energy Co.	15,076	567,008
Comstock Resources, Inc.*	32,581	563,325
Magnolia Oil & Gas Corp. — Class A	28,328	561,178
Valaris Ltd.*	10,699	523,609
Helmerich & Payne, Inc.	14,090	520,907
CNX Resources Corp.*	30,682	476,491
CVR Energy, Inc.	15,952	462,289
California Resources Corp.	11,703	449,746
Patterson-UTI Energy, Inc.	35,037	409,232
Northern Oil and Gas, Inc.	14,574	399,473
Delek US Holdings, Inc.	14,304	388,211
Callon Petroleum Co.*	11,006	385,320
Noble Corporation plc*	12,577	372,028
Talos Energy, Inc.*	18,548	308,824
Laredo Petroleum, Inc.*	4,304	270,506
Total Oil & Gas		56,512,532

Pipelines - 12.3%
Cheniere Energy, Inc.	11,396	1,890,710
Kinder Morgan, Inc.	102,436	1,704,535
Williams Companies, Inc.	56,313	1,612,241
ONEOK, Inc.	24,680	1,264,603
Targa Resources Corp.	16,370	987,766
Enbridge, Inc.	23,256	862,798
New Fortress Energy, Inc.	17,663	772,050
DT Midstream, Inc.	11,824	613,547
TC Energy Corp.	14,927	601,409
Total Pipelines		10,309,659

Energy-Alternate Sources - 7.1%
Enphase Energy, Inc.*	6,032	1,673,699
First Solar, Inc.*	8,060	1,066,096
Plug Power, Inc.*	40,427	849,371
SolarEdge Technologies, Inc.*	3,578	828,164
Sunrun, Inc.*	21,600	595,944
Archaea Energy, Inc.*	22,307	401,749
Green Plains, Inc.*	11,238	326,689
TPI Composites, Inc.*	13,988	157,785
Total Energy-Alternate Sources		5,899,497

Oil & Gas Services - 6.8%
Schlumberger N.V.	55,028	1,975,505
Halliburton Co.	51,055	1,256,974
Baker Hughes Co.	58,500	1,226,160
NOV, Inc.	43,749	707,859
ChampionX Corp.	27,705	542,187
Total Oil & Gas Services		5,708,685

Coal - 1.7%
Peabody Energy Corp.*,1	22,903	568,452
CONSOL Energy, Inc.	6,628	426,313
Arch Resources, Inc.	3,328	394,701
Total Coal		1,389,466

Retail - 1.3%
Murphy USA, Inc.	2,593	712,842
World Fuel Services Corp.	14,334	335,989
Total Retail		1,048,831

Mining - 0.9%
Cameco Corp.	26,858	712,005

Electric - 0.6%
Ameresco, Inc. — Class A*	7,613	506,112

Machinery-Diversified - 0.5%
Cactus, Inc. — Class A	11,926	458,316

Electrical Components & Equipment - 0.5%
EnerSys	7,185	417,952

Total Common Stocks
(Cost $62,008,534)		82,963,055

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$340,898	$340,898
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	131,115	131,115
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	127,234	127,234
Total Repurchase Agreements
(Cost $599,247)		599,247

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	416,928	416,928
Total Securities Lending Collateral
(Cost $416,928)		416,928

Total Investments - 100.7%
(Cost $63,024,709)		$83,979,230
Other Assets & Liabilities, net - (0.7)%		(602,464)
Total Net Assets - 100.0%		$83,376,766

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$82,963,055	$—	$—	$82,963,055
Repurchase Agreements	—	599,247	—	599,247
Securities Lending Collateral	416,928	—	—	416,928
Total Assets	$83,379,983	$599,247	$—	$83,979,230

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $409,828 of securities loaned (cost $62,425,462)	$83,379,983
Repurchase agreements, at value (cost $599,247)	599,247
Receivables:
Dividends	92,193
Fund shares sold	14,878
Securities lending income	51
Interest	49
Total assets	84,086,401

Liabilities:
Payable for:
Return of securities lending collateral	416,928
Management fees	71,109
Securities purchased	65,859
Fund shares redeemed	41,547
Transfer agent and administrative fees	31,090
Portfolio accounting/administration fees	12,758
Distribution and service fees	3,040
Trustees’ fees*	1,207
Miscellaneous	66,097
Total liabilities	709,635
Net assets	$83,376,766

Net assets consist of:
Paid in capital	$91,273,401
Total distributable earnings (loss)	(7,896,635)
Net assets	$83,376,766

Investor Class:
Net assets	$76,413,796
Capital shares outstanding	328,530
Net asset value per share	$232.59

A-Class:
Net assets	$3,865,253
Capital shares outstanding	18,021
Net asset value per share	$214.49
Maximum offering price per share (Net asset value divided by 95.25%)	$225.19

C-Class:
Net assets	$1,853,200
Capital shares outstanding	10,145
Net asset value per share	$182.67

H-Class:
Net assets	$1,244,517
Capital shares outstanding	5,998
Net asset value per share	$207.49

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $17,197)	$2,444,896
Interest	2,282
Income from securities lending, net	2,365
Total investment income	2,449,543

Expenses:
Management fees	421,026
Distribution and service fees:
A-Class	5,172
C-Class	11,025
H-Class	2,496
Transfer agent and administrative fees	116,773
Portfolio accounting/administration fees	61,901
Professional fees	22,934
Custodian fees	6,938
Trustees’ fees*	5,441
Line of credit fees	86
Miscellaneous	54,518
Total expenses	708,310
Net investment income	1,741,233

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,045,558)
Net realized loss	(2,045,558)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,433,998)
Net change in unrealized appreciation (depreciation)	(7,433,998)
Net realized and unrealized loss	(9,479,556)
Net decrease in net assets resulting from operations	$(7,738,323)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,741,233	$1,218,217
Net realized gain (loss) on investments	(2,045,558)	4,094,283
Net change in unrealized appreciation (depreciation) on investments	(7,433,998)	20,769,850
Net increase (decrease) in net assets resulting from operations	(7,738,323)	26,082,350

Distributions to shareholders:
Investor Class	—	(272,328)
A-Class	—	(17,226)
C-Class	—	(6,906)
H-Class	—	(10,363)
Total distributions to shareholders	—	(306,823)

Capital share transactions:
Proceeds from sale of shares
Investor Class	249,320,495	271,052,529
A-Class	1,709,397	3,727,225
C-Class	1,242,320	1,587,379
H-Class	3,365,248	12,987,251
Distributions reinvested
Investor Class	—	270,767
A-Class	—	16,329
C-Class	—	6,696
H-Class	—	9,780
Cost of shares redeemed
Investor Class	(223,255,151)	(255,335,090)
A-Class	(1,670,081)	(3,172,125)
C-Class	(930,201)	(1,219,353)
H-Class	(4,012,740)	(13,119,025)
Net increase from capital share transactions	25,769,287	16,812,363
Net increase in net assets	18,030,964	42,587,890

Net assets:
Beginning of period	65,345,802	22,757,912
End of period	$83,376,766	$65,345,802

Capital share activity:
Shares sold
Investor Class	994,002	1,425,959
A-Class	7,547	20,617
C-Class	6,391	10,787
H-Class	15,345	81,073
Shares issued from reinvestment of distributions
Investor Class	—	1,455
A-Class	—	95
C-Class	—	45
H-Class	—	59
Shares redeemed
Investor Class	(905,568)	(1,306,447)
A-Class	(7,647)	(18,225)
C-Class	(4,904)	(8,287)
H-Class	(19,048)	(82,948)
Net increase in shares	86,118	124,183

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$239.96	$152.94	$81.74	$204.01	$223.24	$236.20
Income (loss) from investment operations:
Net investment income (loss)[b]	4.36	3.62	1.44	2.91	1.05	1.83
Net gain (loss) on investments (realized and unrealized)	(11.73)	84.29	72.59	(123.74)	(18.87)	(13.11)
Total from investment operations	(7.37)	87.91	74.03	(120.83)	(17.82)	(11.28)
Less distributions from:
Net investment income	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$232.59	$239.96	$152.94	$81.74	$204.01	$223.24

Total Return	(3.07%)	57.65%	91.43%	(59.61%)	(7.94%)	(4.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,414	$57,612	$18,220	$4,216	$16,172	$37,253
Ratios to average net assets:
Net investment income (loss)	3.56%	1.99%	2.02%	1.65%	0.46%	0.82%
Total expenses	1.39%	1.36%	1.42%	1.48%	1.46%	1.37%
Portfolio turnover rate	203%	382%	939%	428%	525%	954%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$221.55	$141.62	$76.01	$190.30	$208.85	$221.57
Income (loss) from investment operations:
Net investment income (loss)[b]	3.73	2.67	1.00	2.46	.63	1.62
Net gain (loss) on investments (realized and unrealized)	(10.79)	78.15	67.44	(115.31)	(17.77)	(12.66)
Total from investment operations	(7.06)	80.82	68.44	(112.85)	(17.14)	(11.04)
Less distributions from:
Net investment income	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$214.49	$221.55	$141.62	$76.01	$190.30	$208.85

Total Return[c]	(3.19%)	57.25%	90.89%	(59.69%)	(8.16%)	(4.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,865	$4,015	$2,214	$985	$3,369	$3,111
Ratios to average net assets:
Net investment income (loss)	3.31%	1.60%	1.60%	1.50%	0.33%	0.78%
Total expenses	1.64%	1.61%	1.68%	1.73%	1.71%	1.63%
Portfolio turnover rate	203%	382%	939%	428%	525%	954%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$189.40	$122.07	$66.27	$167.39	$185.28	$198.29
Income (loss) from investment operations:
Net investment income (loss)[b]	2.56	1.32	.56	1.08	(1.08)	(.03)
Net gain (loss) on investments (realized and unrealized)	(9.29)	66.90	58.07	(100.76)	(15.40)	(11.30)
Total from investment operations	(6.73)	68.22	58.63	(99.68)	(16.48)	(11.33)
Less distributions from:
Net investment income	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$182.67	$189.40	$122.07	$66.27	$167.39	$185.28

Total Return[c]	(3.55%)	56.07%	89.48%	(60.01%)	(8.83%)	(5.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,853	$1,640	$746	$432	$1,637	$3,721
Ratios to average net assets:
Net investment income (loss)	2.67%	0.91%	1.05%	0.76%	(0.56%)	(0.02%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.45%	2.38%
Portfolio turnover rate	203%	382%	939%	428%	525%	954%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$214.30	$137.02	$73.61	$184.50	$202.54	$215.03
Income (loss) from investment operations:
Net investment income (loss)[b]	3.00	2.80	1.06	1.92	1.20	2.97
Net gain (loss) on investments (realized and unrealized)	(9.81)	75.37	65.18	(111.37)	(17.83)	(13.78)
Total from investment operations	(6.81)	78.17	66.24	(109.45)	(16.63)	(10.81)
Less distributions from:
Net investment income	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Total distributions	—	(.89)	(2.83)	(1.44)	(1.41)	(1.68)
Net asset value, end of period	$207.49	$214.30	$137.02	$73.61	$184.50	$202.54

Total Return	(3.18%)	57.25%	90.87%	(59.73%)	(8.16%)	(5.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,245	$2,079	$1,578	$646	$824	$1,480
Ratios to average net assets:
Net investment income (loss)	2.77%	1.73%	1.60%	1.25%	0.54%	1.50%
Total expenses	1.64%	1.61%	1.68%	1.72%	1.70%	1.63%
Portfolio turnover rate	203%	382%	939%	428%	525%	954%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 10, 2020.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger N.V.	13.9%
Halliburton Co.	8.8%
Baker Hughes Co.	8.6%
NOV, Inc.	5.0%
SolarEdge Technologies, Inc.	4.8%
Sunrun, Inc.	4.2%
ChampionX Corp.	3.8%
Valaris Ltd.	3.7%
Helmerich & Payne, Inc.	3.6%
Cactus, Inc. — Class A	3.3%
Top Ten Total	59.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(26.59%)	(2.32%)	(15.61%)	(13.14%)
A-Class Shares	(26.68%)	(2.57%)	(15.83%)	(13.35%)
A-Class Shares with sales charge‡	(30.17%)	(7.20%)	(16.64%)	(13.77%)
C-Class Shares	(26.96%)	(3.30%)	(16.45%)	(14.00%)
C-Class Shares with CDSC§	(27.79%)	(4.26%)	(16.45%)	(14.00%)
H-Class Shares**	(26.68%)	(2.57%)	(15.80%)	(13.43%)
S&P 500 Energy Index	(2.94%)	45.70%	6.09%	3.52%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce its reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas Services - 67.6%
Schlumberger N.V.	126,567	$4,543,755
Halliburton Co.	117,383	2,889,970
Baker Hughes Co.	134,524	2,819,623
NOV, Inc.	100,640	1,628,355
ChampionX Corp.	63,698	1,246,570
Weatherford International plc*	32,129	1,037,446
Liberty Energy, Inc. — Class A*	75,064	951,812
Expro Group Holdings N.V.*	58,680	747,583
NOW, Inc.*	65,707	660,355
Tidewater, Inc.*	29,128	632,078
Archrock, Inc.	96,841	621,719
ProPetro Holding Corp.*	71,466	575,301
US Silica Holdings, Inc.*	49,763	544,905
Oceaneering International, Inc.*	67,921	540,651
Core Laboratories N.V.	38,057	513,008
Bristow Group, Inc.*	21,372	502,028
Dril-Quip, Inc.*	25,668	501,039
National Energy Services Reunited Corp.*	77,224	458,711
Solaris Oilfield Infrastructure, Inc. — Class A	44,853	419,824
DMC Global, Inc.*	21,271	339,911
Total Oil & Gas Services		22,174,644

Oil & Gas - 14.7%
Valaris Ltd.*	24,951	1,221,102
Helmerich & Payne, Inc.	32,383	1,197,200
Patterson-UTI Energy, Inc.	80,599	941,396
Noble Corporation plc*	29,328	867,522
Nabors Industries Ltd.*	5,712	579,482
Total Oil & Gas		4,806,702

Energy-Alternate Sources - 8.9%
SolarEdge Technologies, Inc.*	6,746	1,561,429
Sunrun, Inc.*	49,701	1,371,251
Total Energy-Alternate Sources		2,932,680

Machinery-Diversified - 3.3%
Cactus, Inc. — Class A	27,813	1,068,854

Metal Fabricate & Hardware - 2.6%
Tenaris S.A. ADR	33,305	860,601

Distribution & Wholesale - 1.4%
MRC Global, Inc.*	61,754	444,011

Retail - 1.0%
Aspen Aerogels, Inc.*	36,479	336,336

Total Common Stocks
(Cost $34,344,549)		32,623,828

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$115,019	115,019
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	44,238	44,238
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	42,928	42,928
Total Repurchase Agreements
(Cost $202,185)		202,185

Total Investments - 100.1%
(Cost $34,546,734)		$32,826,013
Other Assets & Liabilities, net - (0.1)%		(38,825)
Total Net Assets - 100.0%		$32,787,188

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,623,828	$—	$—	$32,623,828
Repurchase Agreements	—	202,185	—	202,185
Total Assets	$32,623,828	$202,185	$—	$32,826,013

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $34,344,549)	$32,623,828
Repurchase agreements, at value (cost $202,185)	202,185
Receivables:
Securities sold	106,819
Fund shares sold	36,990
Dividends	20,268
Interest	17
Total assets	32,990,107

Liabilities:
Payable for:
Fund shares redeemed	134,363
Management fees	25,242
Transfer agent and administrative fees	11,638
Portfolio accounting/administration fees	4,529
Distribution and service fees	1,247
Trustees’ fees*	465
Miscellaneous	25,435
Total liabilities	202,919
Net assets	$32,787,188

Net assets consist of:
Paid in capital	$72,979,762
Total distributable earnings (loss)	(40,192,574)
Net assets	$32,787,188

Investor Class:
Net assets	$29,783,400
Capital shares outstanding	174,957
Net asset value per share	$170.23

A-Class:
Net assets	$1,096,520
Capital shares outstanding	6,948
Net asset value per share	$157.82
Maximum offering price per share (Net asset value divided by 95.25%)	$165.69

C-Class:
Net assets	$864,348
Capital shares outstanding	6,352
Net asset value per share	$136.07

H-Class:
Net assets	$1,042,920
Capital shares outstanding	6,819
Net asset value per share	$152.94

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $88)	$232,889
Interest	1,665
Income from securities lending, net	138
Total investment income	234,692

Expenses:
Management fees	170,718
Distribution and service fees:
A-Class	1,358
C-Class	4,928
H-Class	3,803
Transfer agent and administrative fees	47,761
Portfolio accounting/administration fees	24,791
Professional fees	8,548
Custodian fees	2,802
Trustees’ fees*	2,019
Line of credit fees	76
Miscellaneous	23,163
Total expenses	289,967
Net investment loss	(55,275)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,997,533)
Net realized loss	(1,997,533)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,861,144)
Net change in unrealized appreciation (depreciation)	(9,861,144)
Net realized and unrealized loss	(11,858,677)
Net decrease in net assets resulting from operations	$(11,913,952)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(55,275)	$(104,528)
Net realized gain (loss) on investments	(1,997,533)	2,221,184
Net change in unrealized appreciation (depreciation) on investments	(9,861,144)	5,378,720
Net increase (decrease) in net assets resulting from operations	(11,913,952)	7,495,376

Distributions to shareholders:
Investor Class	—	(21,872)
A-Class	—	(1,886)
C-Class	—	(4,576)
H-Class	—	(2,813)
Total distributions to shareholders	—	(31,147)

Capital share transactions:
Proceeds from sale of shares
Investor Class	58,907,671	77,176,798
A-Class	1,164,377	2,199,033
C-Class	611,982	1,637,269
H-Class	2,062,923	21,796,874
Distributions reinvested
Investor Class	—	21,449
A-Class	—	1,851
C-Class	—	4,576
H-Class	—	2,791
Cost of shares redeemed
Investor Class	(28,895,106)	(77,547,416)
A-Class	(738,966)	(1,974,352)
C-Class	(234,324)	(1,542,259)
H-Class	(10,459,816)	(13,505,610)
Net increase from capital share transactions	22,418,741	8,271,004
Net increase in net assets	10,504,789	15,735,233

Net assets:
Beginning of period	22,282,399	6,547,166
End of period	$32,787,188	$22,282,399

Capital share activity:
Shares sold
Investor Class	271,117	430,685
A-Class	6,053	12,542
C-Class	3,496	11,060
H-Class	10,030	128,869
Shares issued from reinvestment of distributions
Investor Class	—	123
A-Class	—	11
C-Class	—	32
H-Class	—	18
Shares redeemed
Investor Class	(136,595)	(418,168)
A-Class	(3,916)	(12,036)
C-Class	(1,513)	(10,209)
H-Class	(56,220)	(80,393)
Net increase in shares	92,452	62,534

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$231.88	$169.20	$75.50	$281.99	$378.02	$483.58
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.63)	.20	2.40	.15	8.85 [e]
Net gain (loss) on investments (realized and unrealized)	(61.47)	63.81	95.34	(208.59)	(92.88)	(110.66)
Total from investment operations	(61.65)	63.18	95.54	(206.19)	(92.73)	(101.81)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$170.23	$231.88	$169.20	$75.50	$281.99	$378.02

Total Return	(26.59%)	37.44%	127.06%	(73.21%)	(24.43%)	(21.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,783	$9,376	$4,703	$1,502	$6,896	$8,181
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.35%)	0.82%	1.11%	0.06%	2.19%[f]
Total expenses	1.39%	1.36%	1.42%	1.48%	1.46%	1.38%
Portfolio turnover rate	79%	290%	770%	810%	1,453%	1,824%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$215.25	$157.49	$70.51	$264.03	$355.19	$455.88
Income (loss) from investment operations:
Net investment income (loss)[b]	(.53)	(1.04)	.19	1.95	1.80	9.00 [e]
Net gain (loss) on investments (realized and unrealized)	(56.90)	59.30	88.63	(195.17)	(89.66)	(105.94)
Total from investment operations	(57.43)	58.26	88.82	(193.22)	(87.86)	(96.94)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$157.82	$215.25	$157.49	$70.51	$264.03	$355.19

Total Return[c]	(26.68%)	37.09%	126.39%	(73.26%)	(24.65%)	(21.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,097	$1,036	$676	$191	$829	$811
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.61%)	0.87%	0.94%	0.60%	2.37%[f]
Total expenses	1.64%	1.61%	1.68%	1.73%	1.73%	1.63%
Portfolio turnover rate	79%	290%	770%	810%	1,453%	1,824%

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$186.29	$137.36	$62.08	$234.26	$317.99	$411.65
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.01)	(2.02)	(.01)	.30	(2.55)	5.70 [e]
Net gain (loss) on investments (realized and unrealized)	(49.21)	51.45	77.13	(172.18)	(77.88)	(95.61)
Total from investment operations	(50.22)	49.43	77.12	(171.88)	(80.43)	(89.91)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$136.07	$186.29	$137.36	$62.08	$234.26	$317.99

Total Return[c]	(26.96%)	36.07%	124.62%	(73.46%)	25.17%	(21.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$864	$814	$479	$192	$826	$1,836
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.37%)	(0.03%)	0.20%	(0.84%)	1.66%[f]
Total expenses	2.39%	2.36%	2.43%	2.48%	2.45%	2.38%
Portfolio turnover rate	79%	290%	770%	810%	1,453%	1,824%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended [d] March 31, 2019[d]	Year Ended March 29, 2018[d]
Per Share Data
Net asset value, beginning of period	$208.59	$152.63	$68.37	$255.45	$343.95	$442.11
Income (loss) from investment operations:
Net investment income (loss)[b]	(.93)	(.75)	.02	1.65	.45	2.85 [e]
Net gain (loss) on investments (realized and unrealized)	(54.72)	57.21	86.08	(188.43)	(85.65)	(97.26)
Total from investment operations	(55.65)	56.46	86.10	(186.78)	(85.20)	(94.41)
Less distributions from:
Net investment income	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Total distributions	—	(.50)	(1.84)	(.30)	(3.30)	(3.75)
Net asset value, end of period	$152.94	$208.59	$152.63	$68.37	$255.45	$343.95

Total Return	(26.68%)	37.09%	126.23%	(73.19%)	(24.67%)	(21.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,043	$11,057	$689	$528	$6,395	$15,754
Ratios to average net assets:
Net investment income (loss)	(0.95%)	(0.43%)	0.11%	0.77%	0.15%	0.76%[f]
Total expenses	1.65%	1.62%	1.68%	1.72%	1.70%	1.63%
Portfolio turnover rate	79%	290%	770%	810%	1,453%	1,824%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020.
[e]

Net investment income per share includes $0.54, $0.50, $0.45 and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

[f]	Net investment income to average net assets includes 1.99% from Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.3%
JPMorgan Chase & Co.	2.3%
Bank of America Corp.	2.0%
Wells Fargo & Co.	1.6%
Charles Schwab Corp.	1.6%
Morgan Stanley	1.5%
Goldman Sachs Group, Inc.	1.3%
American Express Co.	1.3%
American Tower Corp. — Class A	1.3%
Blackstone, Inc. — Class A	1.3%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(21.28%)	(18.13%)	4.16%	8.47%
A-Class Shares	(21.39%)	(18.32%)	3.90%	8.20%
A-Class Shares with sales charge‡	(25.12%)	(22.21%)	2.90%	7.68%
C-Class Shares	(21.67%)	(18.94%)	3.13%	7.40%
C-Class Shares with CDSC§	(22.46%)	(19.74%)	3.13%	7.40%
H-Class Shares	(21.39%)	(18.32%)	3.90%	8.13%
S&P 500 Financials Index	(20.06%)	(17.65%)	5.47%	11.38%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.3%

REITs - 27.7%
American Tower Corp. — Class A	501	$107,565
Prologis, Inc.	888	90,221
Crown Castle, Inc.	594	85,863
Public Storage	274	80,230
Equinix, Inc.	141	80,206
Realty Income Corp.	1,118	65,068
SBA Communications Corp.	217	61,769
Simon Property Group, Inc.	668	59,953
VICI Properties, Inc.	1,965	58,655
Welltower, Inc.	908	58,403
Digital Realty Trust, Inc.	578	57,326
Equity Residential	824	55,389
AvalonBay Communities, Inc.	295	54,336
Alexandria Real Estate Equities, Inc.	371	52,010
Extra Space Storage, Inc.	298	51,468
Invitation Homes, Inc.	1,443	48,730
Weyerhaeuser Co.	1,701	48,581
Mid-America Apartment Communities, Inc.	299	46,366
Duke Realty Corp.	933	44,971
Essex Property Trust, Inc.	185	44,813
Sun Communities, Inc.	322	43,576
Ventas, Inc.	1,054	42,339
UDR, Inc.	969	40,417
WP Carey, Inc.	564	39,367
Camden Property Trust	325	38,821
Boston Properties, Inc.	508	38,085
Equity LifeStyle Properties, Inc.	604	37,955
Healthpeak Properties, Inc.	1,631	37,383
American Homes 4 Rent — Class A	1,127	36,977
Gaming and Leisure Properties, Inc.	833	36,852
STORE Capital Corp.	1,171	36,687
Host Hotels & Resorts, Inc.	2,299	36,508
Kimco Realty Corp.	1,946	35,826
Regency Centers Corp.	625	33,656
Life Storage, Inc.	296	32,785
CubeSmart	805	32,248
Rexford Industrial Realty, Inc.	611	31,772
Lamar Advertising Co. — Class A	372	30,686
Healthcare Realty Trust, Inc.	1,445	30,128
Federal Realty Investment Trust	322	29,019
Omega Healthcare Investors, Inc.	984	29,018
National Retail Properties, Inc.	728	29,018
Medical Properties Trust, Inc.	2,332	27,658
Americold Realty Trust, Inc.	1,100	27,060
First Industrial Realty Trust, Inc.	593	26,572
Agree Realty Corp.	378	25,545
Brixmor Property Group, Inc.	1,336	24,676
Kilroy Realty Corp.	573	24,129
Spirit Realty Capital, Inc.	665	24,046
Vornado Realty Trust	978	22,650
AGNC Investment Corp.	2,440	20,545
Independence Realty Trust, Inc.	1,217	20,360
SL Green Realty Corp.	436	17,510
Park Hotels & Resorts, Inc.	1,437	16,181
Total REITs		2,307,978
Banks - 25.2%
JPMorgan Chase & Co.	1,819	190,085
Bank of America Corp.	5,577	168,425
Wells Fargo & Co.	3,368	135,461
Morgan Stanley	1,611	127,285
Goldman Sachs Group, Inc.	374	109,601
Citigroup, Inc.	2,279	94,966
PNC Financial Services Group, Inc.	595	88,905
Truist Financial Corp.	1,926	83,858
U.S. Bancorp	2,056	82,898
M&T Bank Corp.	355	62,594
Bank of New York Mellon Corp.	1,573	60,592
First Republic Bank	396	51,698
Fifth Third Bancorp	1,615	51,615
State Street Corp.	834	50,716
Huntington Bancshares, Inc.	3,720	49,030
ICICI Bank Ltd. ADR	2,316	48,566
Regions Financial Corp.	2,387	47,907
SVB Financial Group*	142	47,681
Northern Trust Corp.	547	46,801
HDFC Bank Ltd. ADR	780	45,568
Citizens Financial Group, Inc.	1,324	45,493
Royal Bank of Canada	503	45,290
KeyCorp	2,604	41,716
First Horizon Corp.	1,764	40,396
Bank of Nova Scotia	839	39,911
East West Bancorp, Inc.	515	34,577
Signature Bank	223	33,673
Comerica, Inc.	469	33,346
Webster Financial Corp.	700	31,640
Zions Bancorp North America	604	30,719
Western Alliance Bancorporation	444	29,189
Synovus Financial Corp.	690	25,882
Silvergate Capital Corp. — Class A*	218	16,426
Total Banks		2,092,510

Insurance - 22.7%
Berkshire Hathaway, Inc. — Class B*	1,031	275,298
Marsh & McLennan Companies, Inc.	636	94,948
Progressive Corp.	793	92,155
Chubb Ltd.	494	89,849
Aon plc — Class A	311	83,308
MetLife, Inc.	1,263	76,765
Travelers Companies, Inc.	453	69,400
Allstate Corp.	552	68,741
Arthur J Gallagher & Co.	387	66,262
Aflac, Inc.	1,177	66,147
American International Group, Inc.	1,369	65,000
Prudential Financial, Inc.	725	62,190
Willis Towers Watson plc	276	55,459
Hartford Financial Services Group, Inc.	818	50,667
Principal Financial Group, Inc.	656	47,330
Brown & Brown, Inc.	772	46,691
RenaissanceRe Holdings Ltd.	322	45,206
Markel Corp.*	41	44,453
Cincinnati Financial Corp.	474	42,456
Alleghany Corp.*	48	40,290
Loews Corp.	766	38,177

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
FINANCIAL SERVICES FUND

	Shares	Value
American Financial Group, Inc.	294	$36,141
Globe Life, Inc.	357	35,593
Reinsurance Group of America, Inc. — Class A	274	34,472
Fidelity National Financial, Inc.	944	34,173
Equitable Holdings, Inc.	1,289	33,965
Unum Group	833	32,320
Assurant, Inc.	218	31,669
Lincoln National Corp.	688	30,210
Old Republic International Corp.	1,363	28,528
Voya Financial, Inc.	468	28,314
First American Financial Corp.	523	24,110
MGIC Investment Corp.	1,683	21,576
Total Insurance		1,891,863

Diversified Financial Services - 16.2%
Charles Schwab Corp.	1,854	133,247
American Express Co.	806	108,737
BlackRock, Inc. — Class A	178	97,950
CME Group, Inc. — Class A	501	88,742
Intercontinental Exchange, Inc.	864	78,062
Capital One Financial Corp.	693	63,874
Ameriprise Financial, Inc.	234	58,956
Nasdaq, Inc.	1,037	58,777
Discover Financial Services	614	55,825
Apollo Global Management, Inc.	1,151	53,522
T. Rowe Price Group, Inc.	506	53,135
Raymond James Financial, Inc.	530	52,375
LPL Financial Holdings, Inc.	224	48,940
Coinbase Global, Inc. — Class A*,1	622	40,113
Cboe Global Markets, Inc.	338	39,671
Synchrony Financial	1,393	39,269
Tradeweb Markets, Inc. — Class A	684	38,591
Franklin Resources, Inc.	1,600	34,432
Ally Financial, Inc.	1,109	30,863
Jefferies Financial Group, Inc.	959	28,291
Invesco Ltd.	1,869	25,605
Stifel Financial Corp.	492	25,540
SoFi Technologies, Inc.*	4,395	21,448
SLM Corp.	1,466	20,509
Evercore, Inc. — Class A	240	19,740
OneMain Holdings, Inc.	666	19,660
Upstart Holdings, Inc.*,1	646	13,430
Total Diversified Financial Services		1,349,304

Private Equity - 3.4%
Blackstone, Inc. — Class A	1,272	106,466
KKR & Company, Inc. — Class A	1,500	64,500
Ares Management Corp. — Class A	710	43,985
Brookfield Asset Management, Inc. — Class A	914	37,373
Carlyle Group, Inc.	1,213	31,344
Total Private Equity		283,668
Commercial Services - 2.5%
S&P Global, Inc.	348	106,262
Moody’s Corp.	298	72,446
MarketAxess Holdings, Inc.	143	31,816
Total Commercial Services		210,524

Software - 0.8%
MSCI, Inc. — Class A	154	64,956

Media - 0.5%
FactSet Research Systems, Inc.	110	44,012

Savings & Loans - 0.3%
New York Community Bancorp, Inc.	2,516	21,462

Total Common Stocks
(Cost $9,579,936)		8,266,277

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$33,848	33,848
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	13,018	13,018
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	12,633	12,633
Total Repurchase Agreements
(Cost $59,499)		59,499

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	38,349	38,349
Total Securities Lending Collateral
(Cost $38,349)		38,349

Total Investments - 100.5%
(Cost $9,677,784)		$8,364,125
Other Assets & Liabilities, net - (0.5)%		(43,043)
Total Net Assets - 100.0%		$8,321,082

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,266,277	$—	$—	$8,266,277
Repurchase Agreements	—	59,499	—	59,499
Securities Lending Collateral	38,349	—	—	38,349
Total Assets	$8,304,626	$59,499	$—	$8,364,125

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $38,590 of securities loaned (cost $9,618,285)	$8,304,626
Repurchase agreements, at value (cost $59,499)	59,499
Cash	272
Receivables:
Dividends	16,984
Fund shares sold	5,702
Foreign tax reclaims	299
Securities lending income	156
Total assets	8,387,538

Liabilities:
Payable for:
Return of securities lending collateral	38,349
Management fees	6,463
Transfer agent and administrative fees	3,508
Fund shares redeemed	2,420
Distribution and service fees	1,405
Portfolio accounting/administration fees	1,159
Trustees’ fees*	234
Miscellaneous	12,918
Total liabilities	66,456
Net assets	$8,321,082

Net assets consist of:
Paid in capital	$6,624,306
Total distributable earnings (loss)	1,696,776
Net assets	$8,321,082

Investor Class:
Net assets	$4,809,208
Capital shares outstanding	59,930
Net asset value per share	$80.25

A-Class:
Net assets	$2,231,132
Capital shares outstanding	30,019
Net asset value per share	$74.32
Maximum offering price per share (Net asset value divided by 95.25%)	$78.03

C-Class:
Net assets	$876,494
Capital shares outstanding	13,793
Net asset value per share	$63.55

H-Class:
Net assets	$404,248
Capital shares outstanding	5,612
Net asset value per share	$72.03

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $882)	$179,328
Interest	405
Income from securities lending, net	1,275
Total investment income	181,008

Expenses:
Management fees	67,033
Distribution and service fees:
A-Class	3,411
C-Class	5,180
H-Class	2,879
Transfer agent and administrative fees	19,953
Portfolio accounting/administration fees	9,368
Registration fees	4,648
Professional fees	3,342
Trustees’ fees*	2,321
Custodian fees	1,254
Line of credit fees	21
Miscellaneous	2,300
Total expenses	121,710
Net investment income	59,298

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,933,872
Net realized gain	5,933,872
Net change in unrealized appreciation (depreciation) on:
Investments	(10,132,068)
Net change in unrealized appreciation (depreciation)	(10,132,068)
Net realized and unrealized loss	(4,198,196)
Net decrease in net assets resulting from operations	$(4,138,898)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$59,298	$238,055
Net realized gain on investments	5,933,872	1,954,354
Net change in unrealized appreciation (depreciation) on investments	(10,132,068)	1,680,516
Net increase (decrease) in net assets resulting from operations	(4,138,898)	3,872,925

Distributions to shareholders:
Investor Class	—	(389,940)
A-Class	—	(31,773)
C-Class	—	(13,689)
H-Class	—	(5,359)
Total distributions to shareholders	—	(440,761)

Capital share transactions:
Proceeds from sale of shares
Investor Class	8,381,920	160,477,130
A-Class	417,828	2,553,393
C-Class	98,278	1,448,795
H-Class	502,122	31,611,881
Distributions reinvested
Investor Class	—	386,572
A-Class	—	31,719
C-Class	—	13,339
H-Class	—	5,286
Cost of shares redeemed
Investor Class	(33,150,220)	(164,261,323)
A-Class	(809,192)	(2,592,746)
C-Class	(181,818)	(1,418,493)
H-Class	(12,217,485)	(21,662,739)
Net increase (decrease) from capital share transactions	(36,958,567)	6,592,814
Net increase (decrease) in net assets	(41,097,465)	10,024,978

Net assets:
Beginning of period	49,418,547	39,393,569
End of period	$8,321,082	$49,418,547

Capital share activity:
Shares sold
Investor Class	91,827	1,575,301
A-Class	5,002	28,036
C-Class	1,360	18,147
H-Class	6,236	340,539
Shares issued from reinvestment of distributions
Investor Class	—	3,696
A-Class	—	327
C-Class	—	160
H-Class	—	56
Shares redeemed
Investor Class	(345,828)	(1,628,946)
A-Class	(9,636)	(27,345)
C-Class	(2,553)	(17,792)
H-Class	(141,664)	(240,129)
Net increase (decrease) in shares	(395,256)	52,050

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$101.95	$88.84	$54.80	$68.68	$72.17	$65.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.44	.64	.88	.83	.53	.61
Net gain (loss) on investments (realized and unrealized)	(22.14)	13.35	33.16	(14.39)	(.86)[e]	6.79
Total from investment operations	(21.70)	13.99	34.04	(13.56)	(.33)	7.40
Less distributions from:
Net investment income	—	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	—	(.54)	—	—	(2.27)	—
Total distributions	—	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$80.25	$101.95	$88.84	$54.80	$68.68	$72.17

Total Return	(21.28%)	15.72%	62.12%	(19.88%)	(0.14%)	11.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,809	$32,004	$32,328	$2,968	$4,978	$25,183
Ratios to average net assets:
Net investment income (loss)	0.96%	0.63%	1.19%	1.12%	0.74%	0.89%
Total expenses	1.40%	1.36%	1.41%	1.48%	1.45%	1.38%
Portfolio turnover rate	38%	406%	246%	249%	410%	347%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$94.54	$82.65	$51.10	$64.22	$67.88	$61.44
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.36	.55	.54	.37	.53
Net gain (loss) on investments (realized and unrealized)	(20.65)	12.41	31.00	(13.34)	(.87)[e]	6.28
Total from investment operations	(20.22)	12.77	31.55	(12.80)	(.50)	6.81
Less distributions from:
Net investment income	—	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	—	(.54)	—	—	(2.27)	—
Total distributions	—	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$74.32	$94.54	$82.65	$51.10	$64.22	$67.88

Total Return[c]	(21.39%)	15.42%	61.74%	(20.07%)	(0.41%)	11.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,231	$3,276	$2,780	$5,745	$7,602	$8,293
Ratios to average net assets:
Net investment income (loss)	1.03%	0.39%	0.86%	0.78%	0.55%	0.81%
Total expenses	1.64%	1.61%	1.70%	1.72%	1.71%	1.63%
Portfolio turnover rate	38%	406%	246%	249%	410%	347%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$81.13	$71.57	$44.59	$56.49	$60.56	$55.26
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.28)	(.03)	.01	(.16)	— [d]
Net gain (loss) on investments (realized and unrealized)	(17.68)	10.72	27.01	(11.59)	(.75)[e]	5.67
Total from investment operations	(17.58)	10.44	26.98	(11.58)	(.91)	5.67
Less distributions from:
Net investment income	—	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	—	(.54)	—	—	(2.27)	—
Total distributions	—	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$63.55	$81.13	$71.57	$44.59	$56.49	$60.56

Total Return[c]	(21.67%)	14.55%	60.51%	(20.66%)	(1.15%)	10.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$876	$1,216	$1,036	$638	$985	$2,218
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.35%)	(0.06%)	0.02%	(0.27%)	— [f]
Total expenses	2.39%	2.36%	2.43%	2.47%	2.46%	2.38%
Portfolio turnover rate	38%	406%	246%	249%	410%	347%

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$91.63	$80.10	$49.53	$62.26	$65.93	$59.67
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	.41	.68	.54	.03	.46
Net gain (loss) on investments (realized and unrealized)	(19.50)	12.00	29.89	(12.95)	(.54)[e]	6.17
Total from investment operations	(19.60)	12.41	30.57	(12.41)	(.51)	6.63
Less distributions from:
Net investment income	—	(.34)	—	(.32)	(.89)	(.37)
Net realized gains	—	(.54)	—	—	(2.27)	—
Total distributions	—	(.88)	—	(.32)	(3.16)	(.37)
Net asset value, end of period	$72.03	$91.63	$80.10	$49.53	$62.26	$65.93

Total Return	(21.39%)	15.47%	61.72%	(20.08%)	(0.42%)	11.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$404	$12,923	$3,250	$611	$1,606	$3,014
Ratios to average net assets:
Net investment income (loss)	(0.22%)	0.45%	1.07%	0.81%	0.05%	0.72%
Total expenses	1.66%	1.61%	1.69%	1.72%	1.73%	1.63%
Portfolio turnover rate	38%	406%	246%	249%	410%	347%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Less than $0.01 per share.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
UnitedHealth Group, Inc.	3.7%
Johnson & Johnson	3.6%
Eli Lilly & Co.	3.1%
AbbVie, Inc.	2.6%
Pfizer, Inc.	2.6%
Merck & Company, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.3%
Danaher Corp.	2.3%
Bristol-Myers Squibb Co.	2.2%
Abbott Laboratories	2.1%
Top Ten Total	27.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(15.86%)	(16.76%)	7.28%	11.13%
A-Class Shares	(15.97%)	(16.93%)	7.02%	10.85%
A-Class Shares with sales charge‡	(19.97%)	(20.89%)	5.98%	10.31%
C-Class Shares	(16.27%)	(17.55%)	6.23%	10.03%
C-Class Shares with CDSC§	(17.11%)	(18.33%)	6.23%	10.03%
H-Class Shares**	(15.97%)	(16.90%)	7.03%	10.78%
S&P 500 Health Care Index	(10.78%)	(3.37%)	10.18%	13.68%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Pharmaceuticals - 32.0%
Johnson & Johnson	6,091	$995,026
Eli Lilly & Co.	2,643	854,614
AbbVie, Inc.	5,397	724,331
Pfizer, Inc.	16,545	724,009
Merck & Company, Inc.	8,234	709,112
Bristol-Myers Squibb Co.	8,439	599,929
CVS Health Corp.	5,485	523,104
Cigna Corp.	1,560	432,853
Zoetis, Inc.	2,576	381,995
Becton Dickinson and Co.	1,592	354,745
McKesson Corp.	958	325,595
AstraZeneca plc ADR	5,497	301,456
Dexcom, Inc.*	3,134	252,412
AmerisourceBergen Corp. — Class A	1,811	245,083
GSK plc ADR	7,353	216,399
Cardinal Health, Inc.	3,021	201,440
Novartis AG ADR	2,573	195,574
Jazz Pharmaceuticals plc*	1,308	174,343
Perrigo Company plc	4,750	169,385
Neurocrine Biosciences, Inc.*	1,447	153,686
Viatris, Inc.	16,928	144,227
Elanco Animal Health, Inc.*	8,588	106,577
Bausch Health Companies, Inc.*	10,758	74,123
Total Pharmaceuticals		8,860,018

Healthcare-Products - 29.8%
Thermo Fisher Scientific, Inc.	1,265	641,595
Danaher Corp.	2,415	623,770
Abbott Laboratories	6,140	594,106
Medtronic plc	5,788	467,381
Stryker Corp.	1,951	395,156
Intuitive Surgical, Inc.*	1,939	363,446
Boston Scientific Corp.*	8,825	341,792
Edwards Lifesciences Corp.*	3,859	318,869
ResMed, Inc.	1,204	262,833
Baxter International, Inc.	4,447	239,515
IDEXX Laboratories, Inc.*	719	234,250
Insulet Corp.*	970	222,518
Zimmer Biomet Holdings, Inc.	2,066	216,000
Hologic, Inc.*	2,909	187,689
West Pharmaceutical Services, Inc.	743	182,837
Waters Corp.*	671	180,855
STERIS plc	1,052	174,927
PerkinElmer, Inc.	1,438	173,035
Align Technology, Inc.*	832	172,315
Cooper Companies, Inc.	604	159,396
Avantor, Inc.*	7,796	152,802
Shockwave Medical, Inc.*	543	150,992
ABIOMED, Inc.*	613	150,590
Bio-Techne Corp.	513	145,692
Repligen Corp.*	743	139,023
Henry Schein, Inc.*	2,066	135,881
Teleflex, Inc.	674	135,784
Bruker Corp.	2,436	129,254
Masimo Corp.*	883	124,644
Dentsply Sirona, Inc.	3,841	108,892
Envista Holdings Corp.*	3,164	103,811
Exact Sciences Corp.*	3,188	103,578
Inspire Medical Systems, Inc.*	567	100,569
QuidelOrtho Corp.*	1,341	95,855
Natera, Inc.*	2,069	90,664
Tandem Diabetes Care, Inc.*	1,626	77,804
10X Genomics, Inc. — Class A*	2,706	77,067
Nevro Corp.*	1,295	60,347
Total Healthcare-Products		8,235,534

Biotechnology - 18.1%
Amgen, Inc.	2,245	506,023
Vertex Pharmaceuticals, Inc.*	1,429	413,753
Gilead Sciences, Inc.	6,695	413,015
Regeneron Pharmaceuticals, Inc.*	588	405,056
Biogen, Inc.*	1,265	337,755
Moderna, Inc.*	2,527	298,818
Illumina, Inc.*	1,317	251,270
Royalty Pharma plc — Class A	5,706	229,267
Seagen, Inc.*	1,662	227,411
Alnylam Pharmaceuticals, Inc.*	1,122	224,579
BioNTech SE ADR	1,384	186,674
BioMarin Pharmaceutical, Inc.*	2,157	182,849
Incyte Corp.*	2,685	178,928
Horizon Therapeutics plc*	2,845	176,077
Biohaven Pharmaceutical Holding Company Ltd.*	1,052	159,031
Sarepta Therapeutics, Inc.*	1,311	144,918
United Therapeutics Corp.*	689	144,263
Apellis Pharmaceuticals, Inc.*	1,966	134,278
Guardant Health, Inc.*	2,005	107,929
Intellia Therapeutics, Inc.*	1,659	92,838
Mirati Therapeutics, Inc.*	1,244	86,881
Fate Therapeutics, Inc.*	2,839	63,622
Novavax, Inc.*	2,396	43,607
Total Biotechnology		5,008,842

Healthcare-Services - 16.6%
UnitedHealth Group, Inc.	2,039	1,029,777
Elevance Health, Inc.	1,068	485,128
Humana, Inc.	789	382,815
HCA Healthcare, Inc.	1,750	321,632
Centene Corp.*	3,819	297,156
IQVIA Holdings, Inc.*	1,399	253,415
Molina Healthcare, Inc.*	625	206,150
Laboratory Corporation of America Holdings	943	193,136
Quest Diagnostics, Inc.	1,447	177,532
ICON plc*	889	163,380
Catalent, Inc.*	2,084	150,798
Charles River Laboratories International, Inc.*	737	145,042
DaVita, Inc.*	1,523	126,059
Universal Health Services, Inc. — Class B	1,286	113,399
Oak Street Health, Inc.*	4,475	109,727

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
HEALTH CARE FUND

	Shares	Value
Tenet Healthcare Corp.*	2,015	$103,934
Encompass Health Corp.	2,112	95,526
Syneos Health, Inc.*	1,969	92,838
Teladoc Health, Inc.*	3,350	84,923
Amedisys, Inc.*	786	76,077
Total Healthcare-Services		4,608,444

Electronics - 1.8%
Agilent Technologies, Inc.	2,235	271,665
Mettler-Toledo International, Inc.*	201	217,908
Total Electronics		489,573

Software - 1.3%
Veeva Systems, Inc. — Class A*	1,423	234,624
Doximity, Inc. — Class A*	3,668	110,847
Total Software		345,471

Total Common Stocks
(Cost $22,705,859)		27,547,882

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.8%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$133,696	133,696
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	51,422	51,422
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	49,900	49,900
Total Repurchase Agreements
(Cost $235,018)		235,018

Total Investments - 100.4%
(Cost $22,940,877)		$27,782,900
Other Assets & Liabilities, net - (0.4)%		(102,284)
Total Net Assets - 100.0%		$27,680,616

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,547,882	$—	$—	$27,547,882
Repurchase Agreements	—	235,018	—	235,018
Total Assets	$27,547,882	$235,018	$—	$27,782,900

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $22,705,859)	$27,547,882
Repurchase agreements, at value (cost $235,018)	235,018
Receivables:
Securities sold	2,333,857
Dividends	20,181
Fund shares sold	10,784
Foreign tax reclaims	4,533
Interest	19
Securities lending income	12
Total assets	30,152,286

Liabilities:
Payable for:
Fund shares redeemed	2,406,271
Management fees	21,651
Transfer agent and administrative fees	11,026
Portfolio accounting/administration fees	3,884
Distribution and service fees	2,810
Trustees’ fees*	466
Miscellaneous	25,562
Total liabilities	2,471,670
Net assets	$27,680,616

Net assets consist of:
Paid in capital	$24,884,109
Total distributable earnings (loss)	2,796,507
Net assets	$27,680,616

Investor Class:
Net assets	$20,254,727
Capital shares outstanding	579,433
Net asset value per share	$34.96

A-Class:
Net assets	$4,449,578
Capital shares outstanding	143,857
Net asset value per share	$30.93
Maximum offering price per share (Net asset value divided by 95.25%)	$32.47

C-Class:
Net assets	$1,779,754
Capital shares outstanding	70,880
Net asset value per share	$25.11

H-Class:
Net assets	$1,196,557
Capital shares outstanding	40,379
Net asset value per share	$29.63

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $1,105)	$184,607
Interest	1,244
Income from securities lending, net	1,594
Total investment income	187,445

Expenses:
Management fees	150,285
Distribution and service fees:
A-Class	6,337
C-Class	11,229
H-Class	3,330
Transfer agent and administrative fees	41,790
Portfolio accounting/administration fees	22,266
Registration fees	10,405
Professional fees	7,266
Trustees’ fees*	2,745
Custodian fees	2,555
Line of credit fees	16
Miscellaneous	8,968
Total expenses	267,192
Net investment loss	(79,747)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,017,626
Net realized gain	1,017,626
Net change in unrealized appreciation (depreciation) on:
Investments	(7,574,338)
Net change in unrealized appreciation (depreciation)	(7,574,338)
Net realized and unrealized loss	(6,556,712)
Net decrease in net assets resulting from operations	$(6,636,459)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(79,747)	$(178,621)
Net realized gain on investments	1,017,626	1,658,607
Net change in unrealized appreciation (depreciation) on investments	(7,574,338)	1,963,044
Net increase (decrease) in net assets resulting from operations	(6,636,459)	3,443,030

Distributions to shareholders:
Investor Class	—	(1,915,427)
A-Class	—	(231,621)
C-Class	—	(134,836)
H-Class	—	(67,981)
Total distributions to shareholders	—	(2,349,865)

Capital share transactions:
Proceeds from sale of shares
Investor Class	63,382,635	100,610,633
A-Class	658,546	1,324,336
C-Class	236,451	1,488,382
H-Class	1,617,388	25,350,018
Distributions reinvested
Investor Class	—	1,897,246
A-Class	—	228,894
C-Class	—	132,840
H-Class	—	67,915
Cost of shares redeemed
Investor Class	(64,076,088)	(98,580,907)
A-Class	(965,882)	(1,755,296)
C-Class	(764,864)	(2,206,368)
H-Class	(9,894,525)	(16,839,371)
Net increase (decrease) from capital share transactions	(9,806,339)	11,718,322
Net increase (decrease) in net assets	(16,442,798)	12,811,487

Net assets:
Beginning of period	44,123,414	31,311,927
End of period	$27,680,616	$44,123,414

Capital share activity:
Shares sold
Investor Class	1,642,098	2,332,052
A-Class	19,271	34,856
C-Class	8,439	47,899
H-Class	49,852	693,002
Shares issued from reinvestment of distributions
Investor Class	—	44,640
A-Class	—	6,075
C-Class	—	4,315
H-Class	—	1,882
Shares redeemed
Investor Class	(1,675,826)	(2,294,346)
A-Class	(28,917)	(46,738)
C-Class	(27,539)	(70,909)
H-Class	(301,537)	(455,241)
Net increase (decrease) in shares	(314,159)	297,487

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$41.55	$39.24	$30.27	$32.03	$28.88	$27.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.12)	(.15)	(.06)	(.13)	(.13)
Net gain (loss) on investments (realized and unrealized)	(6.53)	3.84	12.50	(1.70)	3.78	3.82
Total from investment operations	(6.59)	3.72	12.35	(1.76)	3.65	3.69
Less distributions from:
Net realized gains	—	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	—	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$34.96	$41.55	$39.24	$30.27	$32.03	$28.88

Total Return	(15.86%)	9.40%	41.24%	(5.49%)	12.75%	13.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,255	$25,478	$20,831	$12,408	$64,185	$67,542
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.29%)	(0.41%)	(0.19%)	(0.42%)	(0.43%)
Total expenses	1.39%	1.35%	1.46%	1.47%	1.46%	1.38%
Portfolio turnover rate	169%	238%	256%	248%	341%	394%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$36.81	$34.99	$27.33	$29.00	$26.26	$25.56
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.19)	(.21)	(.12)	(.19)	(.19)
Net gain (loss) on investments (realized and unrealized)	(5.79)	3.42	11.25	(1.55)	3.43	3.52
Total from investment operations	(5.88)	3.23	11.04	(1.67)	3.24	3.33
Less distributions from:
Net realized gains	—	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	—	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$30.93	$36.81	$34.99	$27.33	$29.00	$26.26

Total Return[c]	(15.97%)	9.14%	40.87%	(5.76%)	12.46%	13.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,450	$5,650	$5,575	$3,606	$4,865	$3,102
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.50%)	(0.63%)	(0.43%)	(0.68%)	(0.69%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.72%	1.63%
Portfolio turnover rate	169%	238%	256%	248%	341%	394%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$29.99	$28.95	$23.21	$24.81	$22.69	$22.58
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.39)	(.40)	(.30)	(.35)	(.34)
Net gain (loss) on investments (realized and unrealized)	(4.70)	2.84	9.52	(1.30)	2.97	3.08
Total from investment operations	(4.88)	2.45	9.12	(1.60)	2.62	2.74
Less distributions from:
Net realized gains	—	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	—	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$25.11	$29.99	$28.95	$23.21	$24.81	$22.69

Total Return[c]	(16.27%)	8.34%	39.82%	(6.45%)	11.68%	12.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,780	$2,699	$3,147	$2,826	$4,340	$4,940
Ratios to average net assets:
Net investment income (loss)	(1.31%)	(1.26%)	(1.39%)	(1.20%)	(1.42%)	(1.42%)
Total expenses	2.39%	2.36%	2.45%	2.48%	2.46%	2.38%
Portfolio turnover rate	169%	238%	256%	248%	341%	394%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$35.26	$33.57	$26.31	$27.91	$25.29	$24.72
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.17)	(.21)	(.13)	(.18)	(.21)
Net gain (loss) on investments (realized and unrealized)	(5.50)	3.27	10.85	(1.47)	3.30	3.41
Total from investment operations	(5.63)	3.10	10.64	(1.60)	3.12	3.20
Less distributions from:
Net realized gains	—	(1.41)	(3.38)	—	(.50)	(2.63)
Total distributions	—	(1.41)	(3.38)	—	(.50)	(2.63)
Net asset value, end of period	$29.63	$35.26	$33.57	$26.31	$27.91	$25.29

Total Return	(15.97%)	9.14%	40.93%	(5.73%)	12.46%	13.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,197	$10,297	$1,760	$1,021	$7,871	$5,225
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.46%)	(0.68%)	(0.45%)	(0.66%)	(0.77%)
Total expenses	1.65%	1.61%	1.76%	1.72%	1.73%	1.64%
Portfolio turnover rate	169%	238%	256%	248%	341%	394%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Alphabet, Inc. — Class A	8.1%
Amazon.com, Inc.	7.7%
Meta Platforms, Inc. — Class A	4.2%
Cisco Systems, Inc.	3.0%
Salesforce, Inc.	2.8%
Netflix, Inc.	2.5%
Adobe, Inc.	2.3%
PayPal Holdings, Inc.	2.3%
Airbnb, Inc. — Class A	1.9%
Activision Blizzard, Inc.	1.8%
Top Ten Total	36.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(31.42%)	(47.40%)	2.15%	9.85%
A-Class Shares	(31.50%)	(47.54%)	1.89%	9.57%
A-Class Shares with sales charge‡	(34.76%)	(50.03%)	0.90%	9.04%
C-Class Shares	(31.76%)	(47.93%)	1.13%	8.75%
C-Class Shares with CDSC§	(32.46%)	(48.30%)	1.13%	8.75%
H-Class Shares**	(31.51%)	(47.54%)	1.89%	9.48%
S&P 500 Information Technology Index	(25.19%)	(20.00%)	16.74%	17.09%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Internet - 56.5%
Alphabet, Inc. — Class A*	10,523	$1,006,525
Amazon.com, Inc.*	8,445	954,285
Meta Platforms, Inc. — Class A*	3,844	521,554
Netflix, Inc.*	1,335	314,312
Airbnb, Inc. — Class A*	2,206	231,718
Booking Holdings, Inc.*	137	225,120
Uber Technologies, Inc.*	7,631	202,222
Twitter, Inc.*	4,603	201,796
Alibaba Group Holding Ltd. ADR*	2,463	197,015
Baidu, Inc. ADR*	1,250	146,862
Pinduoduo, Inc. ADR*	2,197	137,488
Shopify, Inc. — Class A*	5,022	135,293
MercadoLibre, Inc.*	161	133,273
JD.com, Inc. ADR	2,646	133,094
Sea Ltd. ADR*	2,362	132,390
VeriSign, Inc.*	725	125,933
eBay, Inc.	3,370	124,050
DoorDash, Inc. — Class A*	2,366	116,999
Trip.com Group Ltd. ADR*	4,272	116,668
Pinterest, Inc. — Class A*	4,930	114,869
Wix.com Ltd.*	1,422	111,243
Snap, Inc. — Class A*	11,061	108,619
Expedia Group, Inc.*	1,156	108,306
Etsy, Inc.*	1,034	103,534
Chewy, Inc. — Class A*,1	3,335	102,451
Match Group, Inc.*	2,056	98,174
Spotify Technology S.A.*	1,133	97,778
GoDaddy, Inc. — Class A*	1,367	96,893
Coupang, Inc.*	5,668	94,486
Okta, Inc.*	1,513	86,044
F5, Inc.*	590	85,391
Roku, Inc.*	1,338	75,463
Zillow Group, Inc. — Class C*	2,434	69,637
Zillow Group, Inc. — Class A*	2,415	69,141
IAC, Inc.*	1,096	60,696
Lyft, Inc. — Class A*	4,252	55,999
Bumble, Inc. — Class A*	2,522	54,198
Ziff Davis, Inc.*	750	51,360
TripAdvisor, Inc.*	2,270	50,122
Wayfair, Inc. — Class A*,1	1,375	44,756
Revolve Group, Inc.*	1,580	34,270
Overstock.com, Inc.*	1,218	29,658
Stitch Fix, Inc. — Class A*	4,291	16,949
Total Internet		6,976,634

Software - 29.5%
Salesforce, Inc.*	2,395	344,497
Adobe, Inc.*	1,053	289,786
Activision Blizzard, Inc.	3,047	226,514
Snowflake, Inc. — Class A*	1,257	213,640
Workday, Inc. — Class A*	1,188	180,837
Electronic Arts, Inc.	1,420	164,308
Datadog, Inc. — Class A*	1,713	152,080
Veeva Systems, Inc. — Class A*	901	148,557
Zoom Video Communications, Inc. — Class A*	1,833	134,891
ROBLOX Corp. — Class A*	3,485	124,902
ZoomInfo Technologies, Inc. — Class A*	2,884	120,147
Take-Two Interactive Software, Inc.*	1,100	119,900
Cloudflare, Inc. — Class A*	2,153	119,082
Citrix Systems, Inc.*,††	1,070	111,280
Twilio, Inc. — Class A*	1,540	106,476
Akamai Technologies, Inc.*	1,274	102,328
NetEase, Inc. ADR	1,322	99,943
HubSpot, Inc.*	365	98,594
MongoDB, Inc.*	490	97,294
DocuSign, Inc.*	1,711	91,487
Bilibili, Inc. ADR*,1	5,302	81,227
Dropbox, Inc. — Class A*	3,893	80,663
Five9, Inc.*	844	63,283
Nutanix, Inc. — Class A*	3,018	62,865
Smartsheet, Inc. — Class A*	1,788	61,436
Coupa Software, Inc.*	1,005	59,094
New Relic, Inc.*	988	56,691
Box, Inc. — Class A*	2,210	53,902
DigitalOcean Holdings, Inc.*	1,423	51,470
Fastly, Inc. — Class A*	3,524	32,280
Total Software		3,649,454

Telecommunications - 7.3%
Cisco Systems, Inc.	9,166	366,640
Motorola Solutions, Inc.	790	176,936
Arista Networks, Inc.*	1,513	170,803
Juniper Networks, Inc.	3,224	84,211
Ciena Corp.*	1,766	71,399
CommScope Holding Company, Inc.*	3,951	36,389
Total Telecommunications		906,378

Commercial Services - 4.8%
PayPal Holdings, Inc.*	3,353	288,593
CoStar Group, Inc.*	2,170	151,141
Paylocity Holding Corp.*	447	107,986
Chegg, Inc.*	2,273	47,892
Total Commercial Services		595,612

Entertainment - 0.6%
DraftKings, Inc. — Class A*	4,858	73,550

Computers - 0.5%
Lumentum Holdings, Inc.*	887	60,821

Healthcare-Services - 0.4%
Teladoc Health, Inc.*	2,120	53,742

Real Estate - 0.2%
Redfin Corp.*	3,449	20,142

Total Common Stocks
(Cost $11,834,489)		12,336,333

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$33,330	$33,330
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	12,819	12,819
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	12,440	12,440
Total Repurchase Agreements
(Cost $58,589)		58,589

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	165,336	165,336
Total Securities Lending Collateral
(Cost $165,336)		165,336

Total Investments - 101.6%
(Cost $12,058,414)		$12,560,258
Other Assets & Liabilities, net - (1.6)%		(200,336)
Total Net Assets - 100.0%		$12,359,922

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,225,053	$111,280	$—	$12,336,333
Repurchase Agreements	—	58,589	—	58,589
Securities Lending Collateral	165,336	—	—	165,336
Total Assets	$12,390,389	$169,869	$—	$12,560,258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $159,013 of securities loaned (cost $11,999,825)	$12,501,669
Repurchase agreements, at value (cost $58,589)	58,589
Receivables:
Fund shares sold	2,527
Dividends	630
Securities lending income	55
Total assets	12,563,470

Liabilities:
Payable for:
Return of securities lending collateral	165,336
Fund shares redeemed	10,358
Management fees	9,455
Transfer agent and administrative fees	4,121
Distribution and service fees	2,138
Portfolio accounting/administration fees	1,696
Trustees’ fees*	187
Miscellaneous	10,257
Total liabilities	203,548
Net assets	$12,359,922

Net assets consist of:
Paid in capital	$15,731,212
Total distributable earnings (loss)	(3,371,290)
Net assets	$12,359,922

Investor Class:
Net assets	$8,529,764
Capital shares outstanding	107,599
Net asset value per share	$79.27

A-Class:
Net assets	$1,443,905
Capital shares outstanding	20,401
Net asset value per share	$70.78
Maximum offering price per share (Net asset value divided by 95.25%)	$74.30

C-Class:
Net assets	$1,963,484
Capital shares outstanding	35,259
Net asset value per share	$55.69

H-Class:
Net assets	$422,769
Capital shares outstanding	6,263
Net asset value per share	$67.50

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $135)	$14,341
Interest	497
Income from securities lending, net	182
Total investment income	15,020

Expenses:
Management fees	52,551
Distribution and service fees:
A-Class	2,194
C-Class	11,054
H-Class	1,240
Transfer agent and administrative fees	14,738
Portfolio accounting/administration fees	7,820
Professional fees	2,324
Trustees’ fees*	1,413
Custodian fees	940
Miscellaneous	6,253
Total expenses	100,527
Net investment loss	(85,507)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,508,729)
Net realized loss	(1,508,729)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,179,282)
Net change in unrealized appreciation (depreciation)	(4,179,282)
Net realized and unrealized loss	(5,688,011)
Net decrease in net assets resulting from operations	$(5,773,518)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(85,507)	$(347,244)
Net realized gain (loss) on investments	(1,508,729)	5,510,850
Net change in unrealized appreciation (depreciation) on investments	(4,179,282)	(10,323,033)
Net decrease in net assets resulting from operations	(5,773,518)	(5,159,427)

Distributions to shareholders:
Investor Class	—	(3,618,087)
A-Class	—	(711,899)
C-Class	—	(1,201,881)
H-Class	—	(228,096)
Total distributions to shareholders	—	(5,759,963)

Capital share transactions:
Proceeds from sale of shares
Investor Class	7,036,098	33,557,065
A-Class	582,300	1,317,749
C-Class	464,054	2,769,422
H-Class	2,824,037	2,396,750
Distributions reinvested
Investor Class	—	3,533,333
A-Class	—	695,882
C-Class	—	1,201,881
H-Class	—	227,805
Cost of shares redeemed
Investor Class	(3,901,620)	(46,602,020)
A-Class	(677,595)	(1,316,969)
C-Class	(428,741)	(3,088,978)
H-Class	(2,551,027)	(2,242,167)
Net increase (decrease) from capital share transactions	3,347,506	(7,550,247)
Net decrease in net assets	(2,426,012)	(18,469,637)

Net assets:
Beginning of period	14,785,934	33,255,571
End of period	$12,359,922	$14,785,934

Capital share activity:
Shares sold
Investor Class	73,558	191,201
A-Class	6,996	9,664
C-Class	6,976	20,635
H-Class	29,745	14,943
Shares issued from reinvestment of distributions
Investor Class	—	24,112
A-Class	—	5,308
C-Class	—	11,581
H-Class	—	1,822
Shares redeemed
Investor Class	(41,893)	(267,776)
A-Class	(8,271)	(9,698)
C-Class	(6,288)	(24,678)
H-Class	(33,095)	(13,293)
Net increase (decrease) in shares	27,728	(36,179)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$115.59	$195.59	$105.23	$118.80	$124.80	$95.33
Income (loss) from investment operations:
Net investment income (loss)[b]	(.53)	(2.11)	(2.03)	(1.30)	(1.29)	(.80)
Net gain (loss) on investments (realized and unrealized)	(35.79)	(34.69)	92.39	(8.17)	10.79	30.27
Total from investment operations	(36.32)	(36.80)	90.36	(9.47)	9.50	29.47
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)	—
Total distributions	—	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$79.27	$115.59	$195.59	$105.23	$118.80	$124.80

Total Return	(31.42%)	(23.48%)	85.87%	(8.25%)	9.39%	30.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,530	$8,777	$25,113	$10,741	$15,484	$40,843
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(1.18%)	(1.21%)	(1.08%)	(1.00%)	(0.71%)
Total expenses	1.39%	1.36%	1.44%	1.47%	1.45%	1.38%
Portfolio turnover rate	55%	150%	284%	359%	349%	305%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$103.33	$179.98	$97.07	$110.18	$117.20	$89.75
Income (loss) from investment operations:
Net investment income (loss)[b]	(.57)	(2.28)	(2.22)	(1.32)	(1.46)	(1.01)
Net gain (loss) on investments (realized and unrealized)	(31.98)	(31.17)	85.13	(7.69)	9.94	28.46
Total from investment operations	(32.55)	(33.45)	82.91	(9.01)	8.48	27.45
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)	—
Total distributions	—	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$70.78	$103.33	$179.98	$97.07	$110.18	$117.20

Total Return[c]	(31.50%)	(23.67%)	85.41%	(8.48%)	9.13%	30.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,444	$2,240	$2,952	$2,060	$2,054	$3,393
Ratios to average net assets:
Net investment income (loss)	(1.39%)	(1.44%)	(1.45%)	(1.20%)	(1.27%)	(0.96%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.71%	1.63%
Portfolio turnover rate	55%	150%	284%	359%	349%	305%

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$81.61	$152.56	$82.90	$95.40	$104.40	$80.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(.70)	(2.89)	(2.91)	(1.96)	(2.08)	(1.60)
Net gain (loss) on investments (realized and unrealized)	(25.22)	(24.86)	72.57	(6.44)	8.58	25.45
Total from investment operations	(25.92)	(27.75)	69.66	(8.40)	6.50	23.85
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)	—
Total distributions	—	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$55.69	$81.61	$152.56	$82.90	$95.40	$104.40

Total Return[c]	(31.76%)	(24.24%)	84.03%	(9.16%)	8.31%	29.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,963	$2,821	$4,124	$1,931	$3,047	$2,967
Ratios to average net assets:
Net investment income (loss)	(2.14%)	(2.19%)	(2.21%)	(2.06%)	(2.01%)	(1.70%)
Total expenses	2.39%	2.36%	2.43%	2.47%	2.46%	2.38%
Portfolio turnover rate	55%	150%	284%	359%	349%	305%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$98.55	$173.71	$93.70	$106.51	$113.84	$87.18
Income (loss) from investment operations:
Net investment income (loss)[b]	(.57)	(2.23)	(1.75)	(1.41)	(1.51)	(1.07)
Net gain (loss) on investments (realized and unrealized)	(30.48)	(29.73)	81.76	(7.30)	9.68	27.73
Total from investment operations	(31.05)	(31.96)	80.01	(8.71)	8.17	26.66
Less distributions from:
Net realized gains	—	(43.20)	—	(4.10)	(15.50)	—
Total distributions	—	(43.20)	—	(4.10)	(15.50)	—
Net asset value, end of period	$67.50	$98.55	$173.71	$93.70	$106.51	$113.84

Total Return	(31.51%)	(23.67%)	85.39%	(8.49%)	9.12%	30.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423	$947	$1,067	$825	$9,880	$28,889
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.45%)	(1.42%)	(1.30%)	(1.27%)	(1.04%)
Total expenses	1.65%	1.61%	1.76%	1.71%	1.70%	1.63%
Portfolio turnover rate	55%	150%	284%	359%	349%	305%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
McDonald’s Corp.	3.6%
Walt Disney Co.	3.6%
Philip Morris International, Inc.	3.2%
Comcast Corp. — Class A	3.1%
Netflix, Inc.	3.1%
Starbucks Corp.	2.9%
Altria Group, Inc.	2.4%
Airbnb, Inc. — Class A	2.3%
Booking Holdings, Inc.	2.3%
Activision Blizzard, Inc.	2.2%
Top Ten Total	28.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(26.27%)	(35.28%)	(0.40%)	6.87%
A-Class Shares	(26.37%)	(35.44%)	(0.65%)	6.60%
A-Class Shares with sales charge‡	(29.87%)	(38.51%)	(1.61%)	6.08%
C-Class Shares	(26.64%)	(35.93%)	(1.39%)	5.80%
C-Class Shares with CDSC§	(27.39%)	(36.52%)	(1.39%)	5.80%
H-Class Shares**	(26.36%)	(35.44%)	(0.65%)	6.53%
S&P 500 Consumer Discretionary Index	(22.94%)	(20.89%)	10.51%	13.19%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 18.9%
McDonald’s Corp.	1,224	$282,426
Starbucks Corp.	2,659	224,047
Chipotle Mexican Grill, Inc. — Class A*	96	144,265
Yum! Brands, Inc.	1,160	123,354
Darden Restaurants, Inc.	712	89,940
Restaurant Brands International, Inc.	1,624	86,364
Yum China Holdings, Inc.	1,713	81,076
Domino’s Pizza, Inc.	236	73,207
Texas Roadhouse, Inc. — Class A	626	54,625
Wendy’s Co.	2,401	44,875
Wingstop, Inc.	341	42,768
Papa John’s International, Inc.	489	34,235
Cracker Barrel Old Country Store, Inc.	340	31,477
Shake Shack, Inc. — Class A*	686	30,856
Bloomin’ Brands, Inc.	1,525	27,953
Cheesecake Factory, Inc.	939	27,494
Jack in the Box, Inc.	352	26,073
Dave & Buster’s Entertainment, Inc.*	836	25,941
Brinker International, Inc.*	924	23,082
Total Retail		1,474,058

Media - 17.8%
Walt Disney Co.*	2,978	280,915
Comcast Corp. — Class A	8,323	244,113
Charter Communications, Inc. — Class A*	505	153,192
Warner Bros Discovery, Inc.*	10,178	117,047
Fox Corp. — Class A	2,925	89,739
Paramount Global — Class B	3,924	74,713
Liberty Broadband Corp. — Class C*	930	68,634
News Corp. — Class A	4,317	65,230
DISH Network Corp. — Class A*	3,847	53,204
World Wrestling Entertainment, Inc. — Class A	742	52,066
Nexstar Media Group, Inc. — Class A	306	51,056
TEGNA, Inc.	2,391	49,446
New York Times Co. — Class A	1,710	49,162
Altice USA, Inc. — Class A*	4,842	28,229
Cable One, Inc.	15	12,796
Total Media		1,389,542

Internet - 13.0%
Netflix, Inc.*	1,032	242,974
Airbnb, Inc. — Class A*	1,707	179,303
Booking Holdings, Inc.*	107	175,824
Sea Ltd. ADR*	1,961	109,914
Trip.com Group Ltd. ADR*	3,223	88,020
Expedia Group, Inc.*	901	84,415
Spotify Technology S.A.*	908	78,360
Roku, Inc.*	1,039	58,600
Total Internet		1,017,410

Lodging - 10.7%
Marriott International, Inc. — Class A	1,062	148,829
Hilton Worldwide Holdings, Inc.	1,070	129,063
Las Vegas Sands Corp.*	3,323	124,679
MGM Resorts International	2,462	73,171
Hyatt Hotels Corp. — Class A*	814	65,901
Wynn Resorts Ltd.*	958	60,383
Choice Hotels International, Inc.	524	57,388
Wyndham Hotels & Resorts, Inc.	859	52,700
Boyd Gaming Corp.	1,029	49,032
Hilton Grand Vacations, Inc.*	1,244	40,915
Travel + Leisure Co.	1,040	35,485
Total Lodging		837,546

Entertainment - 10.0%
Live Nation Entertainment, Inc.*	1,180	89,727
Warner Music Group Corp. — Class A	3,204	74,365
Vail Resorts, Inc.	312	67,280
Churchill Downs, Inc.	322	59,296
DraftKings, Inc. — Class A*	3,763	56,972
Caesars Entertainment, Inc.*	1,544	49,810
AMC Entertainment Holdings, Inc. — Class A*,1	6,685	46,595
Penn Entertainment, Inc.*	1,663	45,749
Marriott Vacations Worldwide Corp.	360	43,870
Red Rock Resorts, Inc. — Class A	1,209	41,420
Light & Wonder, Inc. — Class A*	962	41,251
International Game Technology plc	2,459	38,852
SeaWorld Entertainment, Inc.*	826	37,591
Madison Square Garden Sports Corp. — Class A*	258	35,258
Cinemark Holdings, Inc.*	2,148	26,012
Six Flags Entertainment Corp.*	1,396	24,709
Total Entertainment		778,757

Software - 7.9%
Activision Blizzard, Inc.	2,364	175,740
Electronic Arts, Inc.	1,052	121,727
ROBLOX Corp. — Class A*	2,680	96,051
Take-Two Interactive Software, Inc.*	842	91,778
NetEase, Inc. ADR	978	73,937
Bilibili, Inc. ADR*,1	3,951	60,529
Total Software		619,762

Leisure Time - 6.5%
Norwegian Cruise Line Holdings Ltd.*	7,816	88,790
Royal Caribbean Cruises Ltd.*	1,678	63,596
Carnival Corp.*	8,115	57,048
Polaris, Inc.	544	52,034
Harley-Davidson, Inc.	1,417	49,425
Brunswick Corp.	742	48,564
Planet Fitness, Inc. — Class A*	832	47,973
Topgolf Callaway Brands Corp.*	2,105	40,542
YETI Holdings, Inc.*	1,099	31,343
Peloton Interactive, Inc. — Class A*	4,263	29,543
Total Leisure Time		508,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
LEISURE FUND

	Shares	Value
Agriculture - 6.4%
Philip Morris International, Inc.	2,980	$247,370
Altria Group, Inc.	4,678	188,898
British American Tobacco plc ADR	1,841	65,355
Total Agriculture		501,623

Beverages - 6.0%
Constellation Brands, Inc. — Class A	665	152,737
Brown-Forman Corp. — Class B	1,921	127,881
Molson Coors Beverage Co. — Class B	1,548	74,288
Anheuser-Busch InBev S.A. ADR	1,392	62,863
Boston Beer Company, Inc. — Class A*	144	46,606
Total Beverages		464,375

Toys, Games & Hobbies - 1.5%
Hasbro, Inc.	977	65,869
Mattel, Inc.*	2,839	53,771
Total Toys, Games & Hobbies		119,640

Food Service - 0.8%
Aramark	1,953	60,934

Total Common Stocks
(Cost $6,686,021)		7,772,505

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$27,318	27,318
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	10,507	10,507
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	10,196	10,196
Total Repurchase Agreements
(Cost $48,021)		48,021

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	82,798	82,798
Total Securities Lending Collateral
(Cost $82,798)		82,798

Total Investments - 101.2%
(Cost $6,816,840)		$7,903,324
Other Assets & Liabilities, net - (1.2)%		(90,304)
Total Net Assets - 100.0%		$7,813,020

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,772,505	$—	$—	$7,772,505
Repurchase Agreements	—	48,021	—	48,021
Securities Lending Collateral	82,798	—	—	82,798
Total Assets	$7,855,303	$48,021	$—	$7,903,324

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $80,126 of securities loaned (cost $6,768,819)	$7,855,303
Repurchase agreements, at value (cost $48,021)	48,021
Receivables:
Dividends	13,119
Securities lending income	398
Fund shares sold	104
Total assets	7,916,945

Liabilities:
Payable for:
Return of securities lending collateral	82,798
Management fees	6,406
Transfer agent and administrative fees	3,083
Distribution and service fees	1,286
Portfolio accounting/administration fees	1,149
Fund shares redeemed	216
Trustees’ fees*	162
Miscellaneous	8,825
Total liabilities	103,925
Net assets	$7,813,020

Net assets consist of:
Paid in capital	$8,402,949
Total distributable earnings (loss)	(589,929)
Net assets	$7,813,020

Investor Class:
Net assets	$3,482,778
Capital shares outstanding	58,848
Net asset value per share	$59.18

A-Class:
Net assets	$2,556,817
Capital shares outstanding	47,894
Net asset value per share	$53.38
Maximum offering price per share (Net asset value divided by 95.25%)	$56.04

C-Class:
Net assets	$354,842
Capital shares outstanding	7,809
Net asset value per share	$45.44

H-Class:
Net assets	$1,418,583
Capital shares outstanding	27,419
Net asset value per share	$51.74

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $333)	$65,424
Interest	335
Income from securities lending, net	1,279
Total investment income	67,038

Expenses:
Management fees	43,092
Distribution and service fees:
A-Class	4,478
C-Class	2,261
H-Class	2,192
Transfer agent and administrative fees	12,299
Registration fees	4,150
Portfolio accounting/administration fees	6,332
Professional fees	2,259
Trustees’ fees*	1,402
Custodian fees	799
Miscellaneous	282
Total expenses	79,546
Net investment loss	(12,508)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(109,612)
Net realized loss	(109,612)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,995,403)
Net change in unrealized appreciation (depreciation)	(2,995,403)
Net realized and unrealized loss	(3,105,015)
Net decrease in net assets resulting from operations	$(3,117,523)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(12,508)	$(124,538)
Net realized gain (loss) on investments	(109,612)	1,298,853
Net change in unrealized appreciation (depreciation) on investments	(2,995,403)	(5,130,237)
Net decrease in net assets resulting from operations	(3,117,523)	(3,955,922)

Distributions to shareholders:
Investor Class	—	(604,040)
A-Class	—	(255,000)
C-Class	—	(53,089)
H-Class	—	(133,042)
Total distributions to shareholders	—	(1,045,171)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,983,734	39,154,029
A-Class	89,950	2,799,506
C-Class	20,500	90,769
H-Class	142,743	842,058
Distributions reinvested
Investor Class	—	578,089
A-Class	—	199,062
C-Class	—	53,089
H-Class	—	132,002
Cost of shares redeemed
Investor Class	(2,705,127)	(71,651,581)
A-Class	(809,501)	(1,987,920)
C-Class	(111,036)	(316,244)
H-Class	(219,954)	(5,174,501)
Net decrease from capital share transactions	(1,608,691)	(35,281,642)
Net decrease in net assets	(4,726,214)	(40,282,735)

Net assets:
Beginning of period	12,539,234	52,821,969
End of period	$7,813,020	$12,539,234

Capital share activity:
Shares sold
Investor Class	29,175	406,062
A-Class	1,397	33,160
C-Class	387	1,250
H-Class	2,266	10,170
Shares issued from reinvestment of distributions
Investor Class	—	6,639
A-Class	—	2,529
C-Class	—	788
H-Class	—	1,731
Shares redeemed
Investor Class	(39,772)	(749,384)
A-Class	(13,527)	(22,325)
C-Class	(2,117)	(4,268)
H-Class	(3,635)	(56,958)
Net decrease in shares	(25,826)	(370,606)

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$80.27	$100.94	$53.01	$68.98	$71.23	$70.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.44)	(.34)	.08	.32	.36
Net gain (loss) on investments (realized and unrealized)	(21.07)	(14.80)	48.27	(15.86)	2.18	4.48
Total from investment operations	(21.09)	(15.24)	47.93	(15.78)	2.50	4.84
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)	(1.64)
Net realized gains	—	(5.43)	—	—	(4.23)	(2.92)
Total distributions	—	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$59.18	$80.27	$100.94	$53.01	$68.98	$71.23

Total Return	(26.27%)	(15.52%)	90.42%	(22.96%)	4.06%	6.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,483	$5,574	$40,995	$2,839	$11,739	$14,625
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(0.45%)	(0.39%)	0.11%	0.45%	0.49%
Total expenses	1.39%	1.36%	1.41%	1.48%	1.46%	1.38%
Portfolio turnover rate	22%	168%	144%	369%	323%	442%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$72.50	$91.96	$48.41	$63.17	$65.82	$66.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.51)	(.41)	.01	.11	.17
Net gain (loss) on investments (realized and unrealized)	(19.02)	(13.52)	43.96	(14.58)	1.99	4.18
Total from investment operations	(19.12)	(14.03)	43.55	(14.57)	2.10	4.35
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)	(1.64)
Net realized gains	—	(5.43)	—	—	(4.23)	(2.92)
Total distributions	—	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$53.38	$72.50	$91.96	$48.41	$63.17	$65.82

Total Return[c]	(26.37%)	(15.72%)	89.96%	(23.15%)	3.79%	6.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,557	$4,351	$4,291	$816	$1,192	$3,371
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.59%)	(0.56%)	0.02%	0.17%	0.24%
Total expenses	1.64%	1.61%	1.68%	1.73%	1.71%	1.63%
Portfolio turnover rate	22%	168%	144%	369%	323%	442%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$61.94	$80.01	$42.44	$55.82	$59.16	$60.23
Income (loss) from investment operations:
Net investment income (loss)[b]	(.29)	(1.04)	(.87)	(.42)	(.32)	(.36)
Net gain (loss) on investments (realized and unrealized)	(16.21)	(11.60)	38.44	(12.77)	1.73	3.85
Total from investment operations	(16.50)	(12.64)	37.57	(13.19)	1.41	3.49
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)	(1.64)
Net realized gains	—	(5.43)	—	—	(4.23)	(2.92)
Total distributions	—	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$45.44	$61.94	$80.01	$42.44	$55.82	$59.16

Total Return[c]	(26.64%)	(16.35%)	88.52%	(23.73%)	3.03%	5.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$355	$591	$942	$398	$798	$1,311
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(1.38%)	(1.36%)	(0.74%)	(0.56%)	(0.58%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.46%	2.38%
Portfolio turnover rate	22%	168%	144%	369%	323%	442%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$70.26	$89.30	$47.01	$61.36	$64.06	$64.38
Income (loss) from investment operations:
Net investment income (loss)[b]	(.09)	(.59)	(.40)	(.01)	(.29)	.07
Net gain (loss) on investments (realized and unrealized)	(18.43)	(13.02)	42.69	(14.15)	2.34	4.17
Total from investment operations	(18.52)	(13.61)	42.29	(14.16)	2.05	4.24
Less distributions from:
Net investment income	—	—	—	(.19)	(.52)	(1.64)
Net realized gains	—	(5.43)	—	—	(4.23)	(2.92)
Total distributions	—	(5.43)	—	(.19)	(4.75)	(4.56)
Net asset value, end of period	$51.74	$70.26	$89.30	$47.01	$61.36	$64.06

Total Return	(26.36%)	(15.72%)	89.96%	(23.17%)	3.81%	6.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,419	$2,023	$6,594	$976	$1,055	$1,910
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.69%)	(0.55%)	(0.01%)	(0.45%)	0.10%
Total expenses	1.64%	1.61%	1.68%	1.72%	1.69%	1.63%
Portfolio turnover rate	22%	168%	144%	369%	323%	442%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	8.1%
Newmont Corp.	8.0%
Barrick Gold Corp.	7.3%
Franco-Nevada Corp.	6.5%
Agnico Eagle Mines Ltd.	6.0%
Wheaton Precious Metals Corp.	5.3%
VanEck Junior Gold Miners ETF	4.3%
Gold Fields Ltd. ADR	3.7%
Sibanye Stillwater Ltd. ADR	3.5%
Royal Gold, Inc.	3.4%
Top Ten Total	56.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(37.33%)	(17.70%)	3.13%	(5.66%)
A-Class Shares	(37.41%)	(17.91%)	2.87%	(5.90%)
A-Class Shares with sales charge‡	(40.39%)	(21.82%)	1.88%	(6.36%)
C-Class Shares	(37.63%)	(18.51%)	2.11%	(6.59%)
C-Class Shares with CDSC§	(38.26%)	(19.26%)	2.11%	(6.59%)
H-Class Shares**	(37.41%)	(17.92%)	2.86%	(5.98%)
S&P 500 Materials Index	(21.89%)	(12.15%)	5.89%	8.56%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 95.2%

Mining - 95.2%
Freeport-McMoRan, Inc.	138,275	$3,779,056
Newmont Corp.	88,929	3,737,686
Barrick Gold Corp.	219,107	3,396,158
Franco-Nevada Corp.	25,599	3,058,568
Agnico Eagle Mines Ltd.	66,741	2,818,472
Wheaton Precious Metals Corp.	76,883	2,487,934
Gold Fields Ltd. ADR	213,130	1,724,222
Sibanye Stillwater Ltd. ADR[1]	177,703	1,656,192
Royal Gold, Inc.	17,177	1,611,546
AngloGold Ashanti Ltd. ADR	113,146	1,563,678
Kinross Gold Corp.	397,886	1,496,051
Yamana Gold, Inc.	297,685	1,348,513
Pan American Silver Corp.	75,675	1,201,719
SSR Mining, Inc.	79,570	1,170,475
B2Gold Corp.	360,726	1,161,538
Alamos Gold, Inc. — Class A	149,404	1,107,084
Hecla Mining Co.	235,124	926,389
First Majestic Silver Corp.	118,543	903,298
Osisko Gold Royalties Ltd.	88,016	896,003
Novagold Resources, Inc.*	177,920	834,445
Harmony Gold Mining Company Ltd. ADR	333,126	809,496
Sandstorm Gold Ltd.	140,532	726,550
MAG Silver Corp.*	56,899	710,099
Eldorado Gold Corp.*	115,677	697,532
Equinox Gold Corp.*	189,241	690,730
Coeur Mining, Inc.*	198,359	678,388
Seabridge Gold, Inc.*	51,802	614,890
Fortuna Silver Mines, Inc.*	225,108	567,272
SilverCrest Metals, Inc.*	102,487	566,753
Endeavour Silver Corp.*	161,816	488,684
IAMGOLD Corp.*	390,364	417,689
Silvercorp Metals, Inc.	177,370	413,272
Gatos Silver, Inc.*	103,945	278,573
Total Mining		44,538,955

Total Common Stocks
(Cost $44,187,481)		44,538,955
EXCHANGE-TRADED FUNDS† - 4.3%
VanEck Junior Gold Miners ETF	67,938	2,001,453
Total Exchange-Traded Funds
(Cost $2,031,408)		2,001,453

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.2%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$316,453	316,453
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	121,713	121,713
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	118,110	118,110
Total Repurchase Agreements
(Cost $556,276)		556,276

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	435,015	435,015
Total Securities Lending Collateral
(Cost $435,015)		435,015

Total Investments - 101.6%
(Cost $47,210,180)		$47,531,699
Other Assets & Liabilities, net - (1.6)%		(733,451)
Total Net Assets - 100.0%		$46,798,248

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$44,538,955	$—	$—	$44,538,955
Exchange-Traded Funds	2,001,453	—	—	2,001,453
Repurchase Agreements	—	556,276	—	556,276
Securities Lending Collateral	435,015	—	—	435,015
Total Assets	$46,975,423	$556,276	$—	$47,531,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $426,772 of securities loaned (cost $46,653,904)	$46,975,423
Repurchase agreements, at value (cost $556,276)	556,276
Receivables:
Fund shares sold	4,772,317
Dividends	42,160
Foreign tax reclaims	13,553
Securities lending income	380
Interest	46
Total assets	52,360,155

Liabilities:
Overdraft due to custodian bank	6,531
Payable for:
Securities purchased	4,354,728
Return of securities lending collateral	435,015
Fund shares redeemed	388,367
Deferred foreign capital gain taxes	276,532
Management fees	26,295
Transfer agent and administrative fees	15,486
Portfolio accounting/administration fees	5,347
Distribution and service fees	2,872
Trustees’ fees*	911
Miscellaneous	49,823
Total liabilities	5,561,907
Net assets	$46,798,248

Net assets consist of:
Paid in capital	$105,421,653
Total distributable earnings (loss)	(58,623,405)
Net assets	$46,798,248

Investor Class:
Net assets	$36,393,748
Capital shares outstanding	1,210,180
Net asset value per share	$30.07

A-Class:
Net assets	$6,956,291
Capital shares outstanding	246,466
Net asset value per share	$28.22
Maximum offering price per share (Net asset value divided by 95.25%)	$29.63

C-Class:
Net assets	$1,180,611
Capital shares outstanding	51,512
Net asset value per share	$22.92

H-Class:
Net assets	$2,267,598
Capital shares outstanding	83,358
Net asset value per share	$27.20

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $78,665)	$626,687
Interest	4,303
Income from securities lending, net	4,592
Total investment income	635,582

Expenses:
Management fees	277,488
Distribution and service fees:
A-Class	11,351
C-Class	8,281
H-Class	3,757
Transfer agent and administrative fees	92,505
Portfolio accounting/administration fees	43,471
Professional fees	15,246
Trustees’ fees*	6,707
Custodian fees	5,500
Miscellaneous	38,865
Total expenses	503,171
Net investment income	132,411

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	67,998
Foreign currency transactions	5
Net realized gain	68,003
Net change in unrealized appreciation (depreciation) on:
Investments	(41,158,176)
Net change in unrealized appreciation (depreciation)	(41,158,176)
Net realized and unrealized loss	(41,090,173)
Net decrease in net assets resulting from operations	$(40,957,762)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$132,411	$309,760
Net realized gain on investments	68,003	3,746,075
Net change in unrealized appreciation (depreciation) on investments	(41,158,176)	1,859,641
Net increase (decrease) in net assets resulting from operations	(40,957,762)	5,915,476

Distributions to shareholders:
Investor Class	—	(3,105,533)
A-Class	—	(668,292)
C-Class	—	(140,070)
H-Class	—	(205,249)
Total distributions to shareholders	—	(4,119,144)

Capital share transactions:
Proceeds from sale of shares
Investor Class	198,249,418	216,991,201
A-Class	6,074,045	5,539,280
C-Class	349,845	1,644,325
H-Class	2,349,498	5,141,960
Distributions reinvested
Investor Class	—	3,031,103
A-Class	—	649,293
C-Class	—	139,867
H-Class	—	205,225
Cost of shares redeemed
Investor Class	(190,773,616)	(244,117,050)
A-Class	(6,271,977)	(14,933,428)
C-Class	(570,727)	(1,728,053)
H-Class	(2,642,469)	(4,056,692)
Net increase (decrease) from capital share transactions	6,764,017	(31,492,969)
Net decrease in net assets	(34,193,745)	(29,696,637)

Net assets:
Beginning of period	80,991,993	110,688,630
End of period	$46,798,248	$80,991,993

Capital share activity:
Shares sold
Investor Class	5,087,795	4,884,543
A-Class	173,031	127,654
C-Class	11,805	44,922
H-Class	72,218	124,267
Shares issued from reinvestment of distributions
Investor Class	—	78,607
A-Class	—	17,902
C-Class	—	4,721
H-Class	—	5,870
Shares redeemed
Investor Class	(5,192,039)	(5,620,212)
A-Class	(185,235)	(336,488)
C-Class	(21,002)	(48,786)
H-Class	(81,530)	(102,502)
Net decrease in shares	(134,957)	(819,502)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$47.98	$44.22	$26.50	$26.14	$27.07	$30.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.16	(.06)	(.12)	(.12)	(.17)
Net gain (loss) on investments (realized and unrealized)	(17.99)	6.21	18.28	1.23 [e]	(.48)	(1.96)
Total from investment operations	(17.91)	6.37	18.22	1.11	(.60)	(2.13)
Less distributions from:
Net investment income	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$30.07	$47.98	$44.22	$26.50	$26.14	$27.07

Total Return	(37.33%)	15.84%	68.71%	3.65%	(2.08%)	(6.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,394	$63,069	$87,174	$46,153	$33,724	$33,968
Ratios to average net assets:
Net investment income (loss)	0.40%	0.35%	(0.13%)	(0.40%)	(0.47%)	(0.57%)
Total expenses[c]	1.30%	1.26%	1.34%	1.38%	1.39%	1.28%
Portfolio turnover rate	196%	114%	281%	277%	571%	630%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$45.09	$41.82	$25.14	$24.89	$25.85	$29.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.04	(.17)	(.19)	(.17)	(.22)
Net gain (loss) on investments (realized and unrealized)	(16.91)	5.84	17.35	1.19 [e]	(.46)	(1.90)
Total from investment operations	(16.87)	5.88	17.18	1.00	(.63)	(2.12)
Less distributions from:
Net investment income	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$28.22	$45.09	$41.82	$25.14	$24.89	$25.85

Total Return[d]	(37.41%)	15.57%	68.28%	3.39%	(2.30%)	(7.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,956	$11,664	$18,801	$12,803	$14,222	$12,781
Ratios to average net assets:
Net investment income (loss)	0.25%	0.08%	(0.41%)	(0.67%)	(0.73%)	(0.79%)
Total expenses[c]	1.54%	1.51%	1.59%	1.63%	1.64%	1.53%
Portfolio turnover rate	196%	114%	281%	277%	571%	630%

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$36.75	$34.86	$21.16	$21.19	$22.24	$25.89
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.21)	(.43)	(.35)	(.32)	(.39)
Net gain (loss) on investments (realized and unrealized)	(13.76)	4.71	14.63	1.07 [e]	(.40)	(1.64)
Total from investment operations	(13.83)	4.50	14.20	.72	(.72)	(2.03)
Less distributions from:
Net investment income	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$22.92	$36.75	$34.86	$21.16	$21.19	$22.24

Total Return[d]	(37.63%)	14.70%	67.04%	2.65%	(3.08%)	(7.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,181	$2,231	$2,086	$1,686	$2,412	$6,697
Ratios to average net assets:
Net investment income (loss)	(0.49%)	(0.59%)	(1.20%)	(1.41%)	(1.53%)	(1.56%)
Total expenses[c]	2.29%	2.26%	2.35%	2.38%	2.37%	2.28%
Portfolio turnover rate	196%	114%	281%	277%	571%	630%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$43.46	$40.41	$24.30	$24.06	$25.02	$28.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.08	(.25)	(.22)	(.18)	(.25)
Net gain (loss) on investments (realized and unrealized)	(16.31)	5.58	16.86	1.21 [e]	(.45)	(1.84)
Total from investment operations	(16.26)	5.66	16.61	.99	(.63)	(2.09)
Less distributions from:
Net investment income	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Total distributions	—	(2.61)	(.50)	(.75)	(.33)	(1.62)
Net asset value, end of period	$27.20	$43.46	$40.41	$24.30	$24.06	$25.02

Total Return	(37.41%)	15.57%	68.30%	3.46%	(2.33%)	(7.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,268	$4,028	$2,628	$1,830	$2,630	$2,239
Ratios to average net assets:
Net investment income (loss)	0.28%	0.20%	(0.59%)	(0.78%)	(0.78%)	(0.92%)
Total expenses[c]	1.54%	1.51%	1.60%	1.63%	1.63%	1.53%
Portfolio turnover rate	196%	114%	281%	277%	571%	630%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	3.1%
Prologis, Inc.	2.7%
Crown Castle, Inc.	2.5%
Equinix, Inc.	2.4%
Public Storage	2.4%
Realty Income Corp.	1.9%
SBA Communications Corp.	1.9%
VICI Properties, Inc.	1.8%
Simon Property Group, Inc.	1.7%
Welltower, Inc.	1.7%
Top Ten Total	22.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(26.47%)	(21.98%)	0.57%	3.74%
A-Class Shares with sales charge‡	(29.96%)	(25.68%)	(0.40%)	3.24%
C-Class Shares	(26.77%)	(22.56%)	(0.03%)	3.04%
C-Class Shares with CDSC§	(27.50%)	(23.33%)	(0.03%)	3.04%
H-Class Shares	(26.44%)	(21.94%)	0.60%	3.74%
MSCI U.S. REIT Index	(25.22%)	(16.56%)	2.93%	6.20%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.1%

REITs - 92.3%
REITs DIVERSIFIED - 25.3%
American Tower Corp. — Class A	332	$71,280
Crown Castle, Inc.	395	57,097
Equinix, Inc.	98	55,746
SBA Communications Corp.	150	42,698
VICI Properties, Inc.	1,340	39,999
Digital Realty Trust, Inc.	383	37,986
Weyerhaeuser Co.	1,159	33,101
Duke Realty Corp.	626	30,173
WP Carey, Inc.	374	26,105
Gaming and Leisure Properties, Inc.	566	25,040
Lamar Advertising Co. — Class A	253	20,870
National Storage Affiliates Trust	390	16,216
Vornado Realty Trust	657	15,216
Rayonier, Inc.	507	15,195
Rithm Capital Corp.	1,768	12,942
PotlatchDeltic Corp.	300	12,312
EPR Properties	327	11,726
National Health Investors, Inc.	206	11,645
Outfront Media, Inc.	720	10,937
Broadstone Net Lease, Inc.	702	10,902
Washington Real Estate Investment Trust	517	9,079
Uniti Group, Inc.	1,249	8,681
TOTAL REITs-DIVERSIFIED		574,946

REITs-APARTMENTS - 12.4%
AvalonBay Communities, Inc.	203	37,391
Equity Residential	553	37,173
Invitation Homes, Inc.	983	33,196
Mid-America Apartment Communities, Inc.	205	31,789
Essex Property Trust, Inc.	128	31,005
UDR, Inc.	650	27,112
Camden Property Trust	223	26,637
American Homes 4 Rent — Class A	767	25,165
Apartment Income REIT Corp.	473	18,267
Independence Realty Trust, Inc.	827	13,836
Total REITs-Apartments		281,571

REITs-OFFICE PROPERTY - 8.3%
Alexandria Real Estate Equities, Inc.	252	35,328
Boston Properties, Inc.	337	25,265
Kilroy Realty Corp.	380	16,002
Cousins Properties, Inc.	576	13,450
Douglas Emmett, Inc.	718	12,874
Equity Commonwealth	510	12,424
Highwoods Properties, Inc.	458	12,348
Corporate Office Properties Trust	514	11,940
LXP Industrial Trust	1,295	11,862
SL Green Realty Corp.	289	11,606
JBG SMITH Properties	565	10,498
Hudson Pacific Properties, Inc.	793	8,683
Brandywine Realty Trust	1,129	7,621
Total REITs-Office Property		189,901

REITs-HEALTH CARE - 8.3%
Welltower, Inc.	609	39,171
Ventas, Inc.	709	28,481
Healthpeak Properties, Inc.	1,111	25,464
Healthcare Realty Trust, Inc.	982	20,475
Omega Healthcare Investors, Inc.	669	19,729
Medical Properties Trust, Inc.	1,586	18,810
Physicians Realty Trust	907	13,641
Sabra Health Care REIT, Inc.	984	12,910
CareTrust REIT, Inc.	537	9,725
Total REITs-Health Care		188,406

REITs-WAREHOUSE/INDUSTRIES - 7.9%
Prologis, Inc.	597	60,655
Rexford Industrial Realty, Inc.	406	21,112
EastGroup Properties, Inc.	133	19,197
Americold Realty Trust, Inc.	749	18,425
First Industrial Realty Trust, Inc.	394	17,655
STAG Industrial, Inc.	598	17,001
Terreno Realty Corp.	272	14,413
Innovative Industrial Properties, Inc.	142	12,567
Total REITs-Warehouse/Industries		181,025

REITs-STORAGE - 7.0%
Public Storage	190	55,634
Extra Space Storage, Inc.	204	35,233
Iron Mountain, Inc.	573	25,195
Life Storage, Inc.	203	22,484
CubeSmart	549	21,993
Total REITs-Storage		160,539

REITs-SHOPPING CENTERS - 6.1%
Kimco Realty Corp.	1,328	24,448
Regency Centers Corp.	415	22,348
Federal Realty Investment Trust	220	19,826
Brixmor Property Group, Inc.	910	16,808
Kite Realty Group Trust	829	14,275
Phillips Edison & Company, Inc.	492	13,801
SITE Centers Corp.	995	10,656
Retail Opportunity Investments Corp.	672	9,247
Acadia Realty Trust	601	7,585
Total REITs-Shopping Centers		138,994

REITs-SINGLE TENANT - 5.9%
Realty Income Corp.	760	44,232
STORE Capital Corp.	796	24,939
National Retail Properties, Inc.	495	19,731
Agree Realty Corp.	259	17,503
Spirit Realty Capital, Inc.	451	16,308
Essential Properties Realty Trust, Inc.	629	12,234
Total REITs-Single Tenant		134,947

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
REAL ESTATE FUND

	Shares	Value
REITs-HOTELS - 4.0%
Host Hotels & Resorts, Inc.	1,568	$24,900
Ryman Hospitality Properties, Inc.	200	14,718
Apple Hospitality REIT, Inc.	940	13,216
Park Hotels & Resorts, Inc.	977	11,001
Sunstone Hotel Investors, Inc.	1,082	10,192
Pebblebrook Hotel Trust	668	9,693
RLJ Lodging Trust	902	9,128
Total REITs-Hotels		92,848

REITs-MORTGAGE - 2.6%
Starwood Property Trust, Inc.	908	16,544
Blackstone Mortgage Trust, Inc. — Class A	603	14,074
AGNC Investment Corp.	1,657	13,952
Arbor Realty Trust, Inc.	879	10,108
Chimera Investment Corp.	1,322	6,901
Total REITs-Mortgage		61,579

REITs-MANUFACTURED HOMES - 2.4%
Sun Communities, Inc.	221	29,908
Equity LifeStyle Properties, Inc.	401	25,199
Total REITs-Manufactured Homes		55,107

REITs-REGIONAL MALLS - 2.1%
Simon Property Group, Inc.	443	39,759
Macerich Co.	1,163	9,234
Total REITs-Regional Malls		48,993

Total REITs		2,108,856

Real Estate - 4.3%
Real Estate Management/Services - 3.8%
CBRE Group, Inc. — Class A*	497	33,552
Jones Lang LaSalle, Inc.*	138	20,848
Cushman & Wakefield plc*	954	10,923
eXp World Holdings, Inc.[1]	832	9,327
Anywhere Real Estate, Inc.*	841	6,821
Redfin Corp.*	890	5,198
Total Real Estate Management/Services		86,669

Real Estate Operations/Development - 0.5%
Howard Hughes Corp.*	214	11,853
Total Real Estate		98,522

Internet - 1.6%
E-Commerce/Services - 1.6%
Zillow Group, Inc. — Class C*	628	17,967
Zillow Group, Inc. — Class A*	623	17,837
Total E-Commerce/Services		35,804

Total Internet		35,804

Diversified Financial Services - 0.5%
Finance-Commercial - 0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	369	11,044

Telecommunications - 0.4%
Telecom Services - 0.4%
DigitalBridge Group, Inc.	750	9,382

Total Common Stocks
(Cost $2,001,560)		2,263,608

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$8,978	8,978
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	3,453	3,453
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	3,351	3,351
Total Repurchase Agreements
(Cost $15,782)		15,782

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	161	161
Total Securities Lending Collateral
(Cost $161)		161

Total Investments - 99.8%
(Cost $2,017,503)		$2,279,551
Other Assets & Liabilities, net - 0.2%		4,411
Total Net Assets - 100.0%		$2,283,962

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,263,608	$—	$—	$2,263,608
Repurchase Agreements	—	15,782	—	15,782
Securities Lending Collateral	161	—	—	161
Total Assets	$2,263,769	$15,782	$—	$2,279,551

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $157 of securities loaned (cost $2,001,721)	$2,263,769
Repurchase agreements, at value (cost $15,782)	15,782
Receivables:
Dividends	11,304
Fund shares sold	1,800
Total assets	2,292,655

Liabilities:
Payable for:
Management fees	1,867
Printing expenses	1,247
Professional fees	1,148
Transfer agent and administrative fees	900
Registration fees	824
Distribution and service fees	649
Portfolio accounting/administration fees	335
Return of securities lending collateral	161
Trustees’ fees*	85
Miscellaneous	1,477
Total liabilities	8,693
Net assets	$2,283,962

Net assets consist of:
Paid in capital	$8,927,880
Total distributable earnings (loss)	(6,643,918)
Net assets	$2,283,962

A-Class:
Net assets	$434,166
Capital shares outstanding	12,463
Net asset value per share	$34.84
Maximum offering price per share (Net asset value divided by 95.25%)	$36.58

C-Class:
Net assets	$145,430
Capital shares outstanding	4,977
Net asset value per share	$29.22

H-Class:
Net assets	$1,704,366
Capital shares outstanding	49,010
Net asset value per share	$34.78

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$53,670
Interest	136
Total investment income	53,806

Expenses:
Management fees	18,281
Distribution and service fees:
A-Class	755
C-Class	927
H-Class	4,390
Transfer agent and administrative fees	5,690
Registration fees	1,309
Professional fees	1,037
Portfolio accounting/administration fees	2,519
Trustees’ fees*	257
Custodian fees	391
Line of credit fees	39
Miscellaneous	570
Total expenses	36,165
Net investment income	17,641

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(374,955)
Net realized loss	(374,955)
Net change in unrealized appreciation (depreciation) on:
Investments	(779,527)
Net change in unrealized appreciation (depreciation)	(779,527)
Net realized and unrealized loss	(1,154,482)
Net decrease in net assets resulting from operations	$(1,136,841)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,641	$91,618
Net realized gain (loss) on investments	(374,955)	619,426
Net change in unrealized appreciation (depreciation) on investments	(779,527)	(457,288)
Net increase (decrease) in net assets resulting from operations	(1,136,841)	253,756

Distributions to shareholders:
A-Class	—	(5,211)
C-Class	—	(2,182)
H-Class	—	(23,428)
Total distributions to shareholders	—	(30,821)

Capital share transactions:
Proceeds from sale of shares
A-Class	323,889	1,255,390
C-Class	71,623	1,993,174
H-Class	13,352,655	105,144,231
Distributions reinvested
A-Class	—	5,210
C-Class	—	2,159
H-Class	—	23,098
Cost of shares redeemed
A-Class	(694,014)	(1,474,054)
C-Class	(192,880)	(1,890,888)
H-Class	(47,394,599)	(79,477,226)
Net increase (decrease) from capital share transactions	(34,533,326)	25,581,094
Net increase (decrease) in net assets	(35,670,167)	25,804,029

Net assets:
Beginning of period	37,954,129	12,150,100
End of period	$2,283,962	$37,954,129

Capital share activity:
Shares sold
A-Class	7,318	26,940
C-Class	1,929	51,462
H-Class	293,991	2,235,816
Shares issued from reinvestment of distributions
A-Class	—	109
C-Class	—	53
H-Class	—	483
Shares redeemed
A-Class	(15,717)	(31,856)
C-Class	(5,033)	(49,079)
H-Class	(1,020,030)	(1,728,710)
Net increase (decrease) in shares	(737,542)	505,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$47.38	$40.87	$30.70	$41.24	$35.92	$37.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.21	.32	.56	.46	.65
Net gain (loss) on investments (realized and unrealized)	(12.76)	6.48	13.33	(10.37)	5.12 [d]	(2.08)
Total from investment operations	(12.54)	6.69	13.65	(9.81)	5.58	(1.43)
Less distributions from:
Net investment income	—	(.18)	(3.48)	(.73)	(.26)	(.20)
Total distributions	—	(.18)	(3.48)	(.73)	(.26)	(.20)
Net asset value, end of period	$34.84	$47.38	$40.87	$30.70	$41.24	$35.92

Total Return[c]	(26.47%)	16.36%	45.79%	(24.28%)	15.58%	(3.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$434	$988	$1,049	$781	$658	$486
Ratios to average net assets:
Net investment income (loss)	1.06%	0.46%	0.87%	1.33%	1.18%	1.69%
Total expenses	1.65%	1.61%	1.70%	1.72%	1.72%	1.63%
Portfolio turnover rate	144%	380%	499%	539%	877%	1,010%

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$39.90	$34.44	$26.48	$35.94	$31.57	$33.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	(.09)	(.03)	.26	.31	.29
Net gain (loss) on investments (realized and unrealized)	(10.76)	5.73	11.47	(8.99)	4.32 [d]	(1.80)
Total from investment operations	(10.68)	5.64	11.44	(8.73)	4.63	(1.51)
Less distributions from:
Net investment income	—	(.18)	(3.48)	(.73)	(.26)	(.20)
Total distributions	—	(.18)	(3.48)	(.73)	(.26)	(.20)
Net asset value, end of period	$29.22	$39.90	$34.44	$26.48	$35.94	$31.57

Total Return[c]	(26.77%)	16.37%	44.71%	(24.86%)	14.72%	(4.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145	$322	$194	$430	$702	$993
Ratios to average net assets:
Net investment income (loss)	0.46%	(0.22%)	(0.09%)	0.71%	0.94%	0.86%
Total expenses	2.40%	2.36%	2.45%	2.47%	2.46%	2.38%
Portfolio turnover rate	144%	380%	499%	539%	877%	1,010%

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$47.28	$40.78	$30.63	$41.14	$35.82	$37.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.22	.23	.55	.65	.92
Net gain (loss) on investments (realized and unrealized)	(12.67)	6.46	13.40	(10.33)	4.93 [d]	(2.35)
Total from investment operations	(12.50)	6.68	13.63	(9.78)	5.58	(1.43)
Less distributions from:
Net investment income	—	(.18)	(3.48)	(.73)	(.26)	(.20)
Total distributions	—	(.18)	(3.48)	(.73)	(.26)	(.20)
Net asset value, end of period	$34.78	$47.28	$40.78	$30.63	$41.14	$35.82

Total Return	(26.44%)	16.37%	45.83%	(24.27%)	15.63%	(3.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,704	$36,643	$10,907	$2,284	$18,436	$8,800
Ratios to average net assets:
Net investment income (loss)	0.80%	0.49%	0.60%	1.30%	1.69%	2.43%
Total expenses	1.65%	1.62%	1.66%	1.72%	1.71%	1.63%
Portfolio turnover rate	144%	380%	499%	539%	877%	1,010%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.6%
Walmart, Inc.	5.9%
Home Depot, Inc.	5.1%
Costco Wholesale Corp.	4.2%
Lowe’s Companies, Inc.	3.9%
TJX Companies, Inc.	3.1%
Target Corp.	2.9%
Booking Holdings, Inc.	2.8%
Dollar General Corp.	2.7%
O’Reilly Automotive, Inc.	2.5%
Top Ten Total	43.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(20.49%)	(28.81%)	8.26%	8.45%
A-Class Shares	(20.60%)	(28.98%)	8.00%	8.21%
A-Class Shares with sales charge‡	(24.38%)	(32.35%)	6.95%	7.68%
C-Class Shares	(20.88%)	(29.53%)	7.17%	7.37%
C-Class Shares with CDSC§	(21.70%)	(30.16%)	7.17%	7.37%
H-Class Shares**	(20.60%)	(29.00%)	7.98%	8.12%
S&P 500 Consumer Discretionary Index	(22.94%)	(20.89%)	10.51%	13.19%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 65.6%
Walmart, Inc.	4,072	$528,138
Home Depot, Inc.	1,644	453,645
Costco Wholesale Corp.	799	377,344
Lowe’s Companies, Inc.	1,864	350,078
TJX Companies, Inc.	4,474	277,925
Target Corp.	1,747	259,237
Dollar General Corp.	1,025	245,857
O’Reilly Automotive, Inc.*	319	224,369
AutoZone, Inc.*	101	216,335
Dollar Tree, Inc.*	1,334	181,557
Ross Stores, Inc.	2,064	173,933
Walgreens Boots Alliance, Inc.	5,259	165,133
Genuine Parts Co.	1,000	149,320
Tractor Supply Co.	796	147,961
Ulta Beauty, Inc.*	365	146,434
Best Buy Company, Inc.	1,842	116,672
BJ’s Wholesale Club Holdings, Inc.*	1,400	101,934
Advance Auto Parts, Inc.	619	96,774
CarMax, Inc.*	1,416	93,484
Dick’s Sporting Goods, Inc.	881	92,188
Five Below, Inc.*	669	92,101
GameStop Corp. — Class A*,1	3,441	86,472
Floor & Decor Holdings, Inc. — Class A*	1,198	84,172
Williams-Sonoma, Inc.	714	84,145
Murphy USA, Inc.	306	84,122
Bath & Body Works, Inc.	2,570	83,782
Burlington Stores, Inc.*	708	79,218
RH*	317	78,004
AutoNation, Inc.*	742	75,588
Lithia Motors, Inc. — Class A	352	75,522
Macy’s, Inc.	4,124	64,623
Asbury Automotive Group, Inc.*	386	58,325
Academy Sports & Outdoors, Inc.	1,364	57,534
Ollie’s Bargain Outlet Holdings, Inc.*	1,109	57,224
Gap, Inc.	6,501	53,373
Signet Jewelers Ltd.	909	51,986
Foot Locker, Inc.	1,668	51,925
Nordstrom, Inc.	3,064	51,261
Victoria’s Secret & Co.*	1,650	48,048
American Eagle Outfitters, Inc.*	4,497	43,756
Kohl’s Corp.	1,715	43,132
Abercrombie & Fitch Co. — Class A*	1,880	29,234
Bed Bath & Beyond, Inc.*,1	3,185	19,397
Big Lots, Inc.	1,204	18,794
Carvana Co.*	770	15,631
Total Retail		5,885,687

Internet - 30.9%
Amazon.com, Inc.*	8,408	950,104
Booking Holdings, Inc.*	151	248,125
Alibaba Group Holding Ltd. ADR*	2,448	195,816
Pinduoduo, Inc. ADR*	2,198	137,551
eBay, Inc.	3,735	137,485
MercadoLibre, Inc.*	162	134,100
JD.com, Inc. ADR	2,643	132,943
DoorDash, Inc. — Class A*	2,623	129,707
Expedia Group, Inc.*	1,283	120,204
Trip.com Group Ltd. ADR*	4,305	117,570
Etsy, Inc.*	1,147	114,849
Chewy, Inc. — Class A*,1	3,695	113,510
Coupang, Inc.*	5,722	95,386
Wayfair, Inc. — Class A*,1	1,523	49,574
Revolve Group, Inc.*	1,752	38,001
Overstock.com, Inc.*	1,349	32,848
Stitch Fix, Inc. — Class A*	4,754	18,778
Total Internet		2,766,551

Distribution & Wholesale - 2.5%
LKQ Corp.	2,427	114,433
Pool Corp.	358	113,919
Total Distribution & Wholesale		228,352

Apparel - 0.5%
Urban Outfitters, Inc.*	2,181	42,857

Total Common Stocks
(Cost $7,229,161)		8,923,447

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$32,647	32,647
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	12,556	12,556
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	12,185	12,185
Total Repurchase Agreements
(Cost $57,388)		57,388

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.6%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	145,391	145,391
Total Securities Lending Collateral
(Cost $145,391)		145,391

Total Investments - 101.7%
(Cost $7,431,940)		$9,126,226
Other Assets & Liabilities, net - (1.7)%		(156,276)
Total Net Assets - 100.0%		$8,969,950

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,923,447	$—	$—	$8,923,447
Repurchase Agreements	—	57,388	—	57,388
Securities Lending Collateral	145,391	—	—	145,391
Total Assets	$9,068,838	$57,388	$—	$9,126,226

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $138,116 of securities loaned (cost $7,374,552)	$9,068,838
Repurchase agreements, at value (cost $57,388)	57,388
Receivables:
Fund shares sold	30,324
Dividends	4,749
Securities lending income	529
Total assets	9,161,828

Liabilities:
Payable for:
Return of securities lending collateral	145,391
Fund shares redeemed	23,118
Management fees	8,094
Transfer agent and administrative fees	3,892
Portfolio accounting/administration fees	1,452
Distribution and service fees	408
Trustees’ fees*	171
Miscellaneous	9,352
Total liabilities	191,878
Net assets	$8,969,950

Net assets consist of:
Paid in capital	$10,422,600
Total distributable earnings (loss)	(1,452,650)
Net assets	$8,969,950

Investor Class:
Net assets	$7,578,901
Capital shares outstanding	203,893
Net asset value per share	$37.17

A-Class:
Net assets	$730,160
Capital shares outstanding	21,071
Net asset value per share	$34.65
Maximum offering price per share (Net asset value divided by 95.25%)	$36.38

C-Class:
Net assets	$129,794
Capital shares outstanding	4,420
Net asset value per share	$29.37

H-Class:
Net assets	$531,095
Capital shares outstanding	15,752
Net asset value per share	$33.72

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $151)	$62,307
Interest	432
Income from securities lending, net	6,084
Total investment income	68,823

Expenses:
Management fees	48,560
Distribution and service fees:
A-Class	1,490
C-Class	763
H-Class	774
Transfer agent and administrative fees	13,443
Portfolio accounting/administration fees	7,306
Professional fees	1,734
Trustees’ fees*	1,178
Custodian fees	852
Line of credit fees	119
Miscellaneous	6,451
Total expenses	82,670
Net investment loss	(13,847)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,131,945)
Net realized loss	(1,131,945)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,804,073)
Net change in unrealized appreciation (depreciation)	(1,804,073)
Net realized and unrealized loss	(2,936,018)
Net decrease in net assets resulting from operations	$(2,949,865)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(13,847)	$(132,699)
Net realized gain (loss) on investments	(1,131,945)	2,524,827
Net change in unrealized appreciation (depreciation) on investments	(1,804,073)	(5,159,945)
Net decrease in net assets resulting from operations	(2,949,865)	(2,767,817)

Distributions to shareholders:
Investor Class	—	(1,612,470)
A-Class	—	(213,357)
C-Class	—	(22,834)
H-Class	—	(473,408)
Total distributions to shareholders	—	(2,322,069)

Capital share transactions:
Proceeds from sale of shares
Investor Class	25,848,491	45,076,650
A-Class	101,423	525,857
C-Class	17,044	618,446
H-Class	529,602	9,728,366
Distributions reinvested
Investor Class	—	1,563,324
A-Class	—	210,780
C-Class	—	22,735
H-Class	—	469,256
Cost of shares redeemed
Investor Class	(23,824,945)	(59,860,085)
A-Class	(955,949)	(486,502)
C-Class	(45,915)	(689,188)
H-Class	(534,243)	(9,380,698)
Net increase (decrease) from capital share transactions	1,135,508	(12,201,059)
Net decrease in net assets	(1,814,357)	(17,290,945)

Net assets:
Beginning of period	10,784,307	28,075,252
End of period	$8,969,950	$10,784,307

Capital share activity:
Shares sold
Investor Class	612,815	771,559
A-Class	2,748	9,898
C-Class	522	13,293
H-Class	15,003	180,659
Shares issued from reinvestment of distributions
Investor Class	—	28,934
A-Class	—	4,176
C-Class	—	528
H-Class	—	9,553
Shares redeemed
Investor Class	(580,000)	(1,066,923)
A-Class	(25,601)	(9,829)
C-Class	(1,388)	(14,834)
H-Class	(15,096)	(186,979)
Net increase (decrease) in shares	9,003	(259,965)

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$46.75	$57.11	$28.62	$33.46	$30.17	$26.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.30)	(.25)	(.06)	(.02)	.11
Net gain (loss) on investments (realized and unrealized)	(9.54)	(5.31)	28.74	(4.78)	3.35	3.28
Total from investment operations	(9.58)	(5.61)	28.49	(4.84)	3.33	3.39
Less distributions from:
Net investment income	—	—	—	—	(.03)	—
Net realized gains	—	(4.75)	—	—	(.01)	—
Total distributions	—	(4.75)	—	—	(.04)	—
Net asset value, end of period	$37.17	$46.75	$57.11	$28.62	$33.46	$30.17

Total Return	(20.49%)	(10.94%)	99.55%	(14.47%)	11.06%	12.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,579	$7,998	$24,987	$3,316	$22,748	$19,876
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.53%)	(0.52%)	(0.17%)	(0.07%)	0.40%
Total expenses	1.39%	1.36%	1.43%	1.47%	1.45%	1.37%
Portfolio turnover rate	247%	214%	270%	228%	314%	1,306%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$43.64	$53.75	$27.00	$31.64	$28.60	$25.44
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.42)	(.38)	(.13)	(.05)	— [c]
Net gain (loss) on investments (realized and unrealized)	(8.91)	(4.94)	27.13	(4.51)	3.13	3.16
Total from investment operations	(8.99)	(5.36)	26.75	(4.64)	3.08	3.16
Less distributions from:
Net investment income	—	—	—	—	(.03)	—
Net realized gains	—	(4.75)	—	—	(.01)	—
Total distributions	—	(4.75)	—	—	(.04)	—
Net asset value, end of period	$34.65	$43.64	$53.75	$27.00	$31.64	$28.60

Total Return[d]	(20.60%)	(11.17%)	99.07%	(14.66%)	10.80%	12.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$730	$1,917	$2,133	$456	$5,806	$1,260
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.79%)	(0.83%)	(0.42%)	(0.16%)	— [e]
Total expenses	1.65%	1.61%	1.67%	1.72%	1.72%	1.63%
Portfolio turnover rate	247%	214%	270%	228%	314%	1,306%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$37.12	$46.74	$23.67	$27.95	$25.46	$22.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	(.70)	(.62)	(.33)	(.31)	(.17)
Net gain (loss) on investments (realized and unrealized)	(7.56)	(4.17)	23.69	(3.95)	2.84	2.80
Total from investment operations	(7.75)	(4.87)	23.07	(4.28)	2.53	2.63
Less distributions from:
Net investment income	—	—	—	—	(.03)	—
Net realized gains	—	(4.75)	—	—	(.01)	—
Total distributions	—	(4.75)	—	—	(.04)	—
Net asset value, end of period	$29.37	$37.12	$46.74	$23.67	$27.95	$25.46

Total Return[d]	(20.88%)	(11.84%)	97.47%	(15.31%)	9.97%	11.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130	$196	$294	$230	$468	$603
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.54%)	(1.65%)	(1.16%)	(1.15%)	(0.71%)
Total expenses	2.40%	2.36%	2.44%	2.48%	2.46%	2.38%
Portfolio turnover rate	247%	214%	270%	228%	314%	1,306%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$42.47	$52.44	$26.35	$30.87	$27.91	$24.83
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.38)	(.39)	(.20)	(.11)	.05
Net gain (loss) on investments (realized and unrealized)	(8.68)	(4.84)	26.48	(4.32)	3.11	3.03
Total from investment operations	(8.75)	(5.22)	26.09	(4.52)	3.00	3.08
Less distributions from:
Net investment income	—	—	—	—	(.03)	—
Net realized gains	—	(4.75)	—	—	(.01)	—
Total distributions	—	(4.75)	—	—	(.04)	—
Net asset value, end of period	$33.72	$42.47	$52.44	$26.35	$30.87	$27.91

Total Return	(20.60%)	(11.18%)	99.01%	(14.64%)	10.81%	12.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$531	$673	$661	$345	$6,265	$5,079
Ratios to average net assets:
Net investment income (loss)	(0.40%)	(0.73%)	(0.91%)	(0.64%)	(0.37%)	0.18%
Total expenses	1.65%	1.60%	1.69%	1.72%	1.70%	1.62%
Portfolio turnover rate	247%	214%	270%	228%	314%	1,306%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Less than 0.01% or (0.01%).

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware, and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	5.6%
Microsoft Corp.	4.9%
Alphabet, Inc. — Class A	4.2%
Visa, Inc. — Class A	2.3%
Meta Platforms, Inc. — Class A	2.2%
NVIDIA Corp.	2.0%
Mastercard, Inc. — Class A	1.9%
Broadcom, Inc.	1.6%
Cisco Systems, Inc.	1.5%
Oracle Corp.	1.4%
Top Ten Total	27.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(28.24%)	(33.13%)	10.60%	13.27%
A-Class Shares	(28.33%)	(33.29%)	10.33%	12.99%
A-Class Shares with sales charge‡	(31.74%)	(36.46%)	9.26%	12.44%
C-Class Shares	(28.59%)	(33.80%)	9.50%	12.15%
C-Class Shares with CDSC§	(29.30%)	(34.40%)	9.50%	12.15%
H-Class Shares**	(28.33%)	(33.30%)	10.33%	12.92%
S&P 500 Information Technology Index	(25.19%)	(20.00%)	16.74%	17.09%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Software - 35.3%
Microsoft Corp.	6,448	$1,501,739
Oracle Corp.	7,181	438,544
Salesforce, Inc.*	3,009	432,815
Intuit, Inc.	974	377,250
Adobe, Inc.*	1,338	368,218
ServiceNow, Inc.*	804	303,598
Activision Blizzard, Inc.	3,826	284,425
Fiserv, Inc.*	2,974	278,277
Snowflake, Inc. — Class A*	1,597	271,426
Synopsys, Inc.*	825	252,046
Cadence Design Systems, Inc.*	1,540	251,682
VMware, Inc. — Class A	2,302	245,071
Fidelity National Information Services, Inc.	3,133	236,761
Paychex, Inc.	2,071	232,387
Autodesk, Inc.*	1,239	231,445
Workday, Inc. — Class A*	1,508	229,548
Electronic Arts, Inc.	1,802	208,509
Datadog, Inc. — Class A*	2,148	190,699
Atlassian Corporation plc — Class A*	864	181,950
Zoom Video Communications, Inc. — Class A*	2,302	169,404
Palantir Technologies, Inc. — Class A*	19,742	160,502
NetEase, Inc. ADR	2,103	158,987
ANSYS, Inc.*	712	157,850
ROBLOX Corp. — Class A*	4,379	156,943
Take-Two Interactive Software, Inc.*	1,399	152,491
ZoomInfo Technologies, Inc. — Class A*	3,621	150,851
Cloudflare, Inc. — Class A*	2,706	149,669
Broadridge Financial Solutions, Inc.	1,016	146,629
Citrix Systems, Inc.*,††	1,360	141,440
Tyler Technologies, Inc.*	404	140,390
Jack Henry & Associates, Inc.	744	135,609
Twilio, Inc. — Class A*	1,955	135,169
Akamai Technologies, Inc.*	1,618	129,958
Bill.com Holdings, Inc.*	974	128,928
PTC, Inc.*	1,218	127,403
HubSpot, Inc.*	464	125,336
Avalara, Inc.*	1,365	125,307
MongoDB, Inc.*	620	123,107
SS&C Technologies Holdings, Inc.	2,567	122,574
Splunk, Inc.*	1,608	120,922
Fair Isaac Corp.*	290	119,483
DocuSign, Inc.*	2,148	114,854
Dynatrace, Inc.*	3,227	112,332
Ceridian HCM Holding, Inc.*	1,901	106,228
Unity Software, Inc.*	3,259	103,832
Dropbox, Inc. — Class A*	4,888	101,279
UiPath, Inc. — Class A*	7,432	93,717
Elastic N.V.*	1,261	90,464
Asana, Inc. — Class A*	3,894	86,564
Five9, Inc.*	1,073	80,454
Coupa Software, Inc.*	1,278	75,146
RingCentral, Inc. — Class A*	1,770	70,729
MicroStrategy, Inc. — Class A*,1	251	53,277
Fastly, Inc. — Class A*	4,428	40,560
Total Software		10,724,778

Semiconductors - 20.0%
NVIDIA Corp.	5,047	612,655
Broadcom, Inc.	1,083	480,863
Texas Instruments, Inc.	2,812	435,241
QUALCOMM, Inc.	3,542	400,175
Intel Corp.	13,857	357,095
Advanced Micro Devices, Inc.*	5,266	333,654
Analog Devices, Inc.	2,219	309,195
Applied Materials, Inc.	3,627	297,160
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,040	276,982
Micron Technology, Inc.	5,315	266,282
NXP Semiconductor N.V.	1,696	250,177
Lam Research Corp.	676	247,416
KLA Corp.	772	233,630
Marvell Technology, Inc.	5,022	215,494
Microchip Technology, Inc.	3,489	212,934
ASML Holding N.V. — Class G	503	208,921
ON Semiconductor Corp.*	2,980	185,743
Monolithic Power Systems, Inc.	397	144,270
Wolfspeed, Inc.*	1,278	132,094
Skyworks Solutions, Inc.	1,537	131,060
Entegris, Inc.	1,480	122,870
Teradyne, Inc.	1,632	122,645
Qorvo, Inc.*	1,289	102,360
Total Semiconductors		6,078,916

Internet - 14.3%
Alphabet, Inc. — Class A*	13,216	1,264,111
Meta Platforms, Inc. — Class A*	4,827	654,927
Twitter, Inc.*	6,670	292,413
Palo Alto Networks, Inc.*	1,551	254,038
Baidu, Inc. ADR*	1,682	197,618
Sea Ltd. ADR*	3,322	186,198
Shopify, Inc. — Class A*	6,661	179,447
CDW Corp.	1,080	168,566
VeriSign, Inc.*	921	159,978
Pinterest, Inc. — Class A*	6,192	144,274
Snap, Inc. — Class A*	13,893	136,429
Match Group, Inc.*	2,582	123,291
GoDaddy, Inc. — Class A*	1,739	123,260
NortonLifeLock, Inc.	6,113	123,116
Zendesk, Inc.*	1,472	112,019
Okta, Inc.*	1,923	109,361
F5, Inc.*	747	108,113
Total Internet		4,337,159

Computers - 13.9%
Apple, Inc.	12,268	1,695,438
International Business Machines Corp.	3,214	381,855
Accenture plc — Class A	1,098	282,515
Fortinet, Inc.*	4,652	228,553
Crowdstrike Holdings, Inc. — Class A*	1,353	222,988

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2022
TECHNOLOGY FUND

	Shares	Value
Cognizant Technology Solutions Corp. — Class A	3,414	$196,100
HP, Inc.	7,241	180,446
Dell Technologies, Inc. — Class C	5,213	178,128
Zscaler, Inc.*	1,059	174,068
Infosys Ltd. ADR	10,179	172,738
Check Point Software Technologies Ltd.*	1,498	167,806
NetApp, Inc.	2,128	131,617
Seagate Technology Holdings plc	2,135	113,646
Western Digital Corp.*	3,253	105,885
Total Computers		4,231,783

Commercial Services - 4.4%
Automatic Data Processing, Inc.	1,604	362,809
PayPal Holdings, Inc.*	4,211	362,441
Global Payments, Inc.	1,778	192,113
Block, Inc. — Class A*	3,415	187,791
FleetCor Technologies, Inc.*	715	125,961
Affirm Holdings, Inc.*	4,012	75,265
Marathon Digital Holdings, Inc.*,1	3,500	37,485
Total Commercial Services		1,343,865

Diversified Financial Services - 4.2%
Visa, Inc. — Class A	3,927	697,632
Mastercard, Inc. — Class A	2,060	585,740
Total Diversified Financial Services		1,283,372

Telecommunications - 3.2%
Cisco Systems, Inc.	11,513	460,520
Arista Networks, Inc.*	1,923	217,087
Corning, Inc.	6,089	176,703
Juniper Networks, Inc.	4,054	105,891
Total Telecommunications		960,201

Electronics - 1.9%
Amphenol Corp. — Class A	3,400	227,664
TE Connectivity Ltd.	1,933	213,326
Trimble, Inc.*	2,401	130,302
Total Electronics		571,292

Energy-Alternate Sources - 1.7%
Enphase Energy, Inc.*	814	225,861
First Solar, Inc.*	1,087	143,777
SolarEdge Technologies, Inc.*	613	141,885
Total Energy-Alternate Sources		511,523

Advertising - 0.6%
Trade Desk, Inc. — Class A*	3,276	195,741

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	503	131,791

Total Common Stocks
(Cost $18,288,135)		30,370,421

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$70,970	70,970
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	27,296	27,296
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	26,488	26,488
Total Repurchase Agreements
(Cost $124,754)		124,754

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	69,530	69,530
Total Securities Lending Collateral
(Cost $69,530)		69,530

Total Investments - 100.5%
(Cost $18,482,419)		$30,564,705
Other Assets & Liabilities, net - (0.5)%		(141,491)
Total Net Assets - 100.0%		$30,423,214

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
TECHNOLOGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,228,981	$141,440	$—	$30,370,421
Repurchase Agreements	—	124,754	—	124,754
Securities Lending Collateral	69,530	—	—	69,530
Total Assets	$30,298,511	$266,194	$—	$30,564,705

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $68,019 of securities loaned (cost $18,357,665)	$30,439,951
Repurchase agreements, at value (cost $124,754)	124,754
Receivables:
Dividends	10,611
Foreign tax reclaims	1,107
Fund shares sold	500
Securities lending income	354
Interest	10
Total assets	30,577,287

Liabilities:
Payable for:
Return of securities lending collateral	69,530
Management fees	23,276
Transfer agent and administrative fees	11,562
Fund shares redeemed	10,080
Printing fees	8,351
Professional fees	7,472
Portfolio accounting/administration fees	4,176
Distribution and service fees	3,953
Trustees’ fees*	563
Miscellaneous	15,110
Total liabilities	154,073
Net assets	$30,423,214

Net assets consist of:
Paid in capital	$20,224,548
Total distributable earnings (loss)	10,198,666
Net assets	$30,423,214

Investor Class:
Net assets	$20,994,577
Capital shares outstanding	173,283
Net asset value per share	$121.16

A-Class:
Net assets	$5,751,858
Capital shares outstanding	51,987
Net asset value per share	$110.64
Maximum offering price per share (Net asset value divided by 95.25%)	$116.16

C-Class:
Net assets	$2,719,140
Capital shares outstanding	28,660
Net asset value per share	$94.88

H-Class:
Net assets	$957,639
Capital shares outstanding	8,874
Net asset value per share	$107.92

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $425)	$152,125
Interest	1,409
Income from securities lending, net	1,781
Total investment income	155,315

Expenses:
Management fees	161,166
Distribution and service fees:
A-Class	8,567
C-Class	16,582
H-Class	1,483
Transfer agent and administrative fees	45,541
Portfolio accounting/administration fees	23,737
Professional fees	5,463
Trustees’ fees*	4,284
Custodian fees	2,887
Line of credit fees	91
Miscellaneous	21,056
Total expenses	290,857
Net investment loss	(135,542)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(277,767)
Net realized loss	(277,767)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,136,846)
Net change in unrealized appreciation (depreciation)	(13,136,846)
Net realized and unrealized loss	(13,414,613)
Net decrease in net assets resulting from operations	$(13,550,155)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(135,542)	$(663,497)
Net realized gain (loss) on investments	(277,767)	5,398,768
Net change in unrealized appreciation (depreciation) on investments	(13,136,846)	(5,462,357)
Net decrease in net assets resulting from operations	(13,550,155)	(727,086)

Distributions to shareholders:
Investor Class	—	(5,271,090)
A-Class	—	(749,357)
C-Class	—	(484,634)
H-Class	—	(335,654)
Total distributions to shareholders	—	(6,840,735)

Capital share transactions:
Proceeds from sale of shares
Investor Class	17,737,975	128,824,175
A-Class	722,448	4,914,961
C-Class	168,937	1,805,589
H-Class	1,303,596	18,247,940
Distributions reinvested
Investor Class	—	5,171,883
A-Class	—	744,507
C-Class	—	478,382
H-Class	—	329,788
Cost of shares redeemed
Investor Class	(19,607,365)	(130,640,622)
A-Class	(941,348)	(6,078,463)
C-Class	(490,563)	(3,986,263)
H-Class	(1,172,231)	(18,691,520)
Net increase (decrease) from capital share transactions	(2,278,551)	1,120,357
Net decrease in net assets	(15,828,706)	(6,447,464)

Net assets:
Beginning of period	46,251,920	52,699,384
End of period	$30,423,214	$46,251,920

Capital share activity:
Shares sold
Investor Class	118,929	662,261
A-Class	5,568	27,216
C-Class	1,490	11,711
H-Class	9,979	107,303
Shares issued from reinvestment of distributions
Investor Class	—	26,718
A-Class	—	4,203
C-Class	—	3,131
H-Class	—	1,909
Shares redeemed
Investor Class	(137,540)	(697,221)
A-Class	(7,382)	(33,687)
C-Class	(4,395)	(26,488)
H-Class	(10,105)	(111,036)
Net decrease in shares	(23,456)	(23,980)

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$168.83	$177.69	$100.21	$101.77	$94.62	$75.45
Income (loss) from investment operations:
Net investment income (loss)[b]	(.41)	(1.32)	(.96)	(.22)	(.31)	(.29)
Net gain (loss) on investments (realized and unrealized)	(47.26)	6.56	81.24	(.80)	11.99	20.66
Total from investment operations	(47.67)	5.24	80.28	(1.02)	11.68	20.37
Less distributions from:
Net realized gains	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$121.16	$168.83	$177.69	$100.21	$101.77	$94.62

Total Return	(28.24%)	1.94%	80.31%	(1.06%)	13.05%	27.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,995	$32,397	$35,562	$23,190	$60,972	$76,820
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.68%)	(0.65%)	(0.20%)	(0.32%)	(0.34%)
Total expenses	1.39%	1.36%	1.44%	1.47%	1.46%	1.37%
Portfolio turnover rate	51%	175%	195%	165%	255%	270%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$154.37	$163.90	$92.79	$94.51	$88.40	$70.74
Income (loss) from investment operations:
Net investment income (loss)[b]	(.53)	(1.68)	(1.24)	(.41)	(.49)	(.45)
Net gain (loss) on investments (realized and unrealized)	(43.20)	6.25	75.15	(.77)	11.13	19.31
Total from investment operations	(43.73)	4.57	73.91	(1.18)	10.64	18.86
Less distributions from:
Net realized gains	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$110.64	$154.37	$163.90	$92.79	$94.51	$88.40

Total Return[c]	(28.33%)	1.69%	79.86%	(1.31%)	12.77%	26.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,752	$8,305	$9,190	$5,321	$6,007	$5,033
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.96%)	(0.90%)	(0.40%)	(0.54%)	(0.56%)
Total expenses	1.64%	1.61%	1.69%	1.73%	1.71%	1.63%
Portfolio turnover rate	51%	175%	195%	165%	255%	270%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$132.87	$143.81	$82.23	$84.44	$80.06	$64.64
Income (loss) from investment operations:
Net investment income (loss)[b]	(.88)	(2.60)	(2.01)	(1.06)	(1.10)	(1.02)
Net gain (loss) on investments (realized and unrealized)	(37.11)	5.76	66.39	(.61)	10.01	17.64
Total from investment operations	(27.99)	3.16	64.38	(1.67)	8.91	16.62
Less distributions from:
Net realized gains	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$94.88	$132.87	$143.81	$82.23	$84.44	$80.06

Total Return[c]	(28.59%)	0.92%	78.52%	(2.05%)	11.93%	25.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,719	$4,194	$6,214	$3,796	$5,586	$6,409
Ratios to average net assets:
Net investment income (loss)	(1.57%)	(1.70%)	(1.65%)	(1.17%)	(1.33%)	(1.37%)
Total expenses	2.39%	2.36%	2.44%	2.48%	2.46%	2.38%
Portfolio turnover rate	51%	175%	195%	165%	255%	270%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$150.57	$160.17	$90.72	$92.40	$86.54	$69.27
Income (loss) from investment operations:
Net investment income (loss)[b]	(.52)	(1.62)	(1.01)	(.47)	(.64)	(.46)
Net gain (loss) on investments (realized and unrealized)	(42.13)	6.12	73.26	(.67)	11.03	18.93
Total from investment operations	(42.65)	4.50	72.25	(1.14)	10.39	18.47
Less distributions from:
Net realized gains	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Total distributions	—	(14.10)	(2.80)	(.54)	(4.53)	(1.20)
Net asset value, end of period	$107.92	$150.57	$160.17	$90.72	$92.40	$86.54

Total Return	(28.33%)	1.68%	79.85%	(1.30%)	12.76%	26.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$958	$1,355	$1,734	$3,435	$12,846	$40,149
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(0.93%)	(0.83%)	(0.47%)	(0.71%)	(0.58%)
Total expenses	1.65%	1.60%	1.74%	1.72%	1.70%	1.63%
Portfolio turnover rate	51%	175%	195%	165%	255%	270%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
T-Mobile US, Inc.	9.4%
Verizon Communications, Inc.	8.2%
Comcast Corp. — Class A	7.7%
Cisco Systems, Inc.	7.5%
AT&T, Inc.	7.5%
Motorola Solutions, Inc.	4.3%
Arista Networks, Inc.	4.2%
Charter Communications, Inc. — Class A	3.9%
Ubiquiti, Inc.	3.1%
Liberty Broadband Corp. — Class C	2.2%
Top Ten Total	58.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(24.88%)	(29.62%)	(1.44%)	2.25%
A-Class Shares	(24.99%)	(29.83%)	(1.69%)	1.97%
A-Class Shares with sales charge‡	(28.55%)	(33.17%)	(2.64%)	1.48%
C-Class Shares	(25.30%)	(30.37%)	(2.43%)	1.27%
C-Class Shares with CDSC§	(26.05%)	(31.06%)	(2.43%)	1.27%
H-Class Shares**	(25.02%)	(29.84%)	(1.66%)	1.92%
S&P 500 Telecommunication Services Index	(30.79%)	(39.05%)	1.95%	3.76%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.1%

TELECOMMUNICATIONS - 71.0%
T-Mobile US, Inc.*	1,409	$189,046
Verizon Communications, Inc.	4,350	165,170
Cisco Systems, Inc.	3,771	150,840
AT&T, Inc.	9,828	150,762
Motorola Solutions, Inc.	391	87,572
Arista Networks, Inc.*	747	84,329
Ubiquiti, Inc.	210	61,648
Juniper Networks, Inc.	1,593	41,609
Lumen Technologies, Inc.	4,893	35,621
Iridium Communications, Inc.*	801	35,540
Ciena Corp.*	872	35,255
Frontier Communications Parent, Inc.*	1,453	34,044
Calix, Inc.*	510	31,181
America Movil SAB de CV — Class L ADR	1,816	29,910
Vodafone Group plc ADR	2,625	29,741
BCE, Inc.	692	29,022
Nice Ltd. ADR*	145	27,295
TELUS Corp.	1,367	27,149
Rogers Communications, Inc. — Class B	683	26,323
Viavi Solutions, Inc.*	1,903	24,834
Viasat, Inc.*	676	20,435
Extreme Networks, Inc.*	1,453	18,991
CommScope Holding Company, Inc.*	1,950	17,959
Gogo, Inc.*	1,464	17,744
Telephone & Data Systems, Inc.	1,263	17,556
EchoStar Corp. — Class A*	1,036	17,063
InterDigital, Inc.	375	15,157
NETGEAR, Inc.*	536	10,741
Total Telecommunications		1,432,537

MEDIA - 20.0%
Comcast Corp. — Class A	5,319	156,006
Charter Communications, Inc. — Class A*	258	78,264
Liberty Broadband Corp. — Class C*	594	43,837
DISH Network Corp. — Class A*	2,502	34,603
Cable One, Inc.	35	29,857
Liberty Global plc — Class C*	1,566	25,839
Altice USA, Inc. — Class A*	3,094	18,038
Liberty Latin America Ltd. — Class C*	2,681	16,488
Total Media		402,932

INTERNET - 5.1%
F5, Inc.*	291	42,116
Roku, Inc.*	660	37,224
Cogent Communications Holdings, Inc.	454	23,681
Total Internet		103,021

COMPUTERS - 2.6%
Lumentum Holdings, Inc.*	438	30,034
NetScout Systems, Inc.*	727	22,769
Total Computers		52,803

SOFTWARE - 0.4%
Bandwidth, Inc. — Class A*	592	7,045

Total Common Stocks
(Cost $2,217,872)		1,998,338

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$7,304	7,304
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	2,809	2,809
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	2,726	2,726
Total Repurchase Agreements
(Cost $12,839)		12,839

Total Investments - 99.7%
(Cost $2,230,711)		$2,011,177
Other Assets & Liabilities, net - 0.3%		5,795
Total Net Assets - 100.0%		$2,016,972

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
TELECOMMUNICATIONS FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,998,338	$—	$—	$1,998,338
Repurchase Agreements	—	12,839	—	12,839
Total Assets	$1,998,338	$12,839	$—	$2,011,177

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $2,217,872)	$1,998,338
Repurchase agreements, at value (cost $12,839)	12,839
Receivables:
Fund shares sold	11,107
Dividends	2,491
Securities lending income	16
Total assets	2,024,791

Liabilities:
Payable for:
Securities purchased	3,724
Management fees	1,405
Transfer agent and administrative fees	595
Printing fees	467
Professional fees	418
Portfolio accounting/administration fees	252
Distribution and service fees	171
Trustees’ fees*	30
Miscellaneous	757
Total liabilities	7,819
Net assets	$2,016,972

Net assets consist of:
Paid in capital	$4,567,766
Total distributable earnings (loss)	(2,550,794)
Net assets	$2,016,972

Investor Class:
Net assets	$1,587,595
Capital shares outstanding	39,603
Net asset value per share	$40.09

A-Class:
Net assets	$256,948
Capital shares outstanding	7,093
Net asset value per share	$36.23
Maximum offering price per share (Net asset value divided by 95.25%)	$38.04

C-Class:
Net assets	$98,559
Capital shares outstanding	3,182
Net asset value per share	$30.97

H-Class:
Net assets	$73,870
Capital shares outstanding	2,096
Net asset value per share	$35.24

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $202)	$19,698
Interest	89
Income from securities lending, net	74
Total investment income	19,861

Expenses:
Management fees	9,018
Distribution and service fees:
A-Class	440
C-Class	600
H-Class	140
Transfer agent and administrative fees	2,594
Portfolio accounting/administration fees	1,295
Professional fees	846
Trustees’ fees*	232
Custodian fees	164
Miscellaneous	614
Total expenses	15,943
Net investment income	3,918

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	125,356
Net realized gain	125,356
Net change in unrealized appreciation (depreciation) on:
Investments	(581,884)
Net change in unrealized appreciation (depreciation)	(581,884)
Net realized and unrealized loss	(456,528)
Net decrease in net assets resulting from operations	$(452,610)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,918	$33,919
Net realized gain (loss) on investments	125,356	(261,486)
Net change in unrealized appreciation (depreciation) on investments	(581,884)	(123,214)
Net decrease in net assets resulting from operations	(452,610)	(350,781)

Distributions to shareholders:
Investor Class	—	(18,236)
A-Class	—	(2,203)
C-Class	—	(508)
H-Class	—	(777)
Total distributions to shareholders	—	(21,724)

Capital share transactions:
Proceeds from sale of shares
Investor Class	7,579,295	18,735,820
A-Class	501,474	252,897
C-Class	104,551	817,878
H-Class	54,495	546,575
Distributions reinvested
Investor Class	—	18,195
A-Class	—	2,164
C-Class	—	502
H-Class	—	777
Cost of shares redeemed
Investor Class	(6,685,098)	(19,179,624)
A-Class	(527,759)	(324,472)
C-Class	(94,152)	(883,979)
H-Class	(73,117)	(677,054)
Net increase (decrease) from capital share transactions	859,689	(690,321)
Net increase (decrease) in net assets	407,079	(1,062,826)

Net assets:
Beginning of period	1,609,893	2,672,719
End of period	$2,016,972	$1,609,893

Capital share activity:
Shares sold
Investor Class	160,048	330,065
A-Class	11,621	4,983
C-Class	2,772	18,056
H-Class	1,313	11,043
Shares issued from reinvestment of distributions
Investor Class	—	329
A-Class	—	43
C-Class	—	12
H-Class	—	16
Shares redeemed
Investor Class	(139,129)	(343,349)
A-Class	(12,139)	(6,599)
C-Class	(2,523)	(19,404)
H-Class	(1,847)	(13,372)
Net increase (decrease) in shares	20,116	(18,177)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$53.37	$56.03	$43.19	$50.17	$47.66	$47.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.58	.66	.69	.46	.43
Net gain (loss) on investments (realized and unrealized)	(13.36)	(3.00)	13.33	(5.91)	2.17 [d]	1.17
Total from investment operations	(13.28)	(2.42)	13.99	(5.22)	2.63	1.60
Less distributions from:
Net investment income	—	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	—	(.10)	—
Total distributions	—	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$40.09	$53.37	$56.03	$43.19	$50.17	$47.66

Total Return	(24.88%)	(4.36%)	32.55%	(10.74%)	5.52%	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,588	$997	$1,773	$2,984	$2,989	$1,309
Ratios to average net assets:
Net investment income (loss)	0.36%	1.02%	1.33%	1.38%	0.94%	0.89%
Total expenses	1.39%	1.36%	1.46%	1.48%	1.47%	1.38%
Portfolio turnover rate	431%	551%	344%	561%	2,115%	1,455%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$48.30	$50.87	$39.40	$46.03	$43.84	$44.39
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.37	.41	.31	.43	.20
Net gain (loss) on investments (realized and unrealized)	(12.19)	(2.70)	12.21	(5.18)	1.88 [d]	1.14
Total from investment operations	(12.07)	(2.33)	12.62	(4.87)	2.31	1.34
Less distributions from:
Net investment income	—	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	—	(.10)	—
Total distributions	—	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$36.23	$48.30	$50.87	$39.40	$46.03	$43.84

Total Return[c]	(24.99%)	(4.59%)	32.20%	(10.95%)	5.27%	3.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$257	$368	$467	$446	$508	$448
Ratios to average net assets:
Net investment income (loss)	0.55%	0.71%	0.90%	0.69%	0.96%	0.45%
Total expenses	1.64%	1.61%	1.70%	1.73%	1.71%	1.63%
Portfolio turnover rate	431%	551%	344%	561%	2,115%	1,455%

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$41.46	$44.03	$34.47	$40.81	$39.17	$40.14
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.01)	.01	.04	.06	(.09)
Net gain (loss) on investments (realized and unrealized)	(10.43)	(2.32)	10.70	(4.62)	1.70 [d]	1.01
Total from investment operations	(10.49)	(2.33)	10.71	(4.58)	1.76	.92
Less distributions from:
Net investment income	—	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	—	(.10)	—
Total distributions	—	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$30.97	$41.46	$44.03	$34.47	$40.81	$39.17

Total Return[c]	(25.30%)	(5.30%)	31.22%	(11.62%)	4.49%	2.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99	$122	$188	$116	$251	$368
Ratios to average net assets:
Net investment income (loss)	(0.33%)	0.02%	0.03%	0.10%	0.15%	(0.22%)
Total expenses	2.39%	2.36%	2.43%	2.48%	2.46%	2.38%
Portfolio turnover rate	431%	551%	344%	561%	2,115%	1,455%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$47.00	$49.50	$38.36	$44.88	$42.66	$43.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.44	.28	.44	1.16	(.06)
Net gain (loss) on investments (realized and unrealized)	(11.92)	(2.70)	12.01	(5.20)	1.18 [d]	1.40
Total from investment operations	(11.76)	(2.26)	12.29	(4.76)	2.34	1.34
Less distributions from:
Net investment income	—	(.24)	(1.15)	(1.76)	(.02)	(1.89)
Net realized gains	—	—	—	—	(.10)	—
Total distributions	—	(.24)	(1.15)	(1.76)	(.12)	(1.89)
Net asset value, end of period	$35.24	$47.00	$49.50	$38.36	$44.88	$42.66

Total Return	(25.02%)	(4.60%)	32.24%	(10.98%)	5.51%	3.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74	$124	$245	$104	$334	$140
Ratios to average net assets:
Net investment income (loss)	0.75%	0.86%	0.61%	0.99%	2.73%	(0.14%)
Total expenses	1.64%	1.61%	1.68%	1.73%	1.74%	1.63%
Portfolio turnover rate	431%	551%	344%	561%	2,115%	1,455%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Tesla, Inc.	12.5%
United Parcel Service, Inc. — Class B	4.9%
Union Pacific Corp.	4.7%
CSX Corp.	3.1%
Uber Technologies, Inc.	3.0%
Norfolk Southern Corp.	3.0%
General Motors Co.	2.8%
Ford Motor Co.	2.6%
FedEx Corp.	2.4%
Rivian Automotive, Inc. — Class A	2.4%
Top Ten Total	41.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(26.06%)	(23.34%)	3.84%	11.30%
A-Class Shares	(26.16%)	(23.52%)	3.58%	11.02%
A-Class Shares with sales charge‡	(29.67%)	(27.16%)	2.57%	10.48%
C-Class Shares	(26.43%)	(24.10%)	2.80%	10.19%
C-Class Shares with CDSC§	(27.17%)	(24.76%)	2.80%	10.19%
H-Class Shares**	(26.15%)	(23.52%)	3.57%	10.94%
S&P 500 Industrials Index	(18.80%)	(13.87%)	4.87%	10.39%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Transportation - 38.7%
United Parcel Service, Inc. — Class B	4,791	$773,938
Union Pacific Corp.	3,763	733,108
CSX Corp.	18,552	494,225
Norfolk Southern Corp.	2,223	466,052
FedEx Corp.	2,553	379,044
Old Dominion Freight Line, Inc.	1,483	368,926
J.B. Hunt Transport Services, Inc.	1,779	278,271
Expeditors International of Washington, Inc.	2,877	254,068
CH Robinson Worldwide, Inc.	2,385	229,699
Knight-Swift Transportation Holdings, Inc.	4,065	198,901
Canadian Pacific Railway Ltd.	2,968	198,025
Canadian National Railway Co.	1,806	195,030
ZTO Express Cayman, Inc. ADR	7,665	184,190
Landstar System, Inc.	1,150	166,026
ZIM Integrated Shipping Services Ltd.[1]	7,022	165,017
Saia, Inc.*	832	158,080
XPO Logistics, Inc.*	3,343	148,830
Ryder System, Inc.	1,856	140,109
Kirby Corp.*	2,136	129,805
Atlas Air Worldwide Holdings, Inc.*	1,228	117,360
Werner Enterprises, Inc.	2,879	108,250
Matson, Inc.	1,658	102,000
ArcBest Corp.	1,302	94,695
Total Transportation		6,083,649

Auto Manufacturers - 29.1%
Tesla, Inc.*	7,400	1,962,850
General Motors Co.	13,579	435,750
Ford Motor Co.	36,957	413,918
Rivian Automotive, Inc. — Class A*	11,291	371,587
Lucid Group, Inc.*	24,214	338,270
NIO, Inc. ADR*	14,385	226,852
Li Auto, Inc. ADR*	8,741	201,130
Ferrari N.V.	1,001	185,185
Stellantis N.V.[1]	14,111	167,074
Toyota Motor Corp. ADR[1]	1,273	165,859
Fisker, Inc.*,1	13,531	102,159
Total Auto Manufacturers		4,570,634

Auto Parts & Equipment - 10.7%
Aptiv plc*	2,694	210,698
Lear Corp.	1,496	179,056
BorgWarner, Inc.	5,674	178,164
Autoliv, Inc.	2,574	171,506
Gentex Corp.	6,711	159,990
Magna International, Inc.	3,343	158,525
Fox Factory Holding Corp.*	1,539	121,704
Visteon Corp.*	1,085	115,075
Adient plc*	3,794	105,283
Goodyear Tire & Rubber Co.*	10,248	103,402
Luminar Technologies, Inc.*,1	13,918	101,393
Dana, Inc.	7,013	80,159
Total Auto Parts & Equipment		1,684,955
Airlines - 9.8%
Delta Air Lines, Inc.*	10,140	284,528
Southwest Airlines Co.*	9,012	277,930
United Airlines Holdings, Inc.*	6,618	215,284
American Airlines Group, Inc.*	15,514	186,789
Copa Holdings S.A. — Class A*	2,488	166,721
Alaska Air Group, Inc.*	3,772	147,674
JetBlue Airways Corp.*	14,318	94,928
Spirit Airlines, Inc.*	5,029	94,646
Allegiant Travel Co. — Class A*	982	71,666
Total Airlines		1,540,166

Commercial Services - 4.4%
AMERCO	437	222,529
Avis Budget Group, Inc.*	1,228	182,309
Hertz Global Holdings, Inc.*	9,944	161,889
GXO Logistics, Inc.*	3,655	128,144
Total Commercial Services		694,871

Internet - 3.9%
Uber Technologies, Inc.*	18,067	478,775
Lyft, Inc. — Class A*	10,068	132,596
Total Internet		611,371

Home Builders - 2.1%
Thor Industries, Inc.	1,886	131,982
LCI Industries	1,060	107,548
Winnebago Industries, Inc.	1,693	90,084
Total Home Builders		329,614

Leisure Time - 1.0%
Harley-Davidson, Inc.	4,315	150,507

Total Common Stocks
(Cost $12,194,568)		15,665,767

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/30/22 at 2.97% due 10/03/22	$42,646	42,646
BofA Securities, Inc. issued 09/30/22 at 2.91% due 10/03/22	16,402	16,402
Barclays Capital, Inc. issued 09/30/22 at 2.92% due 10/03/22	15,917	15,917
Total Repurchase Agreements
(Cost $74,965)		74,965

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 3.0%
Money Market Fund
First American Government Obligations Fund — Class X, 2.78%[4]	469,766	$469,766
Total Securities Lending Collateral
(Cost $469,766)		469,766

Total Investments - 103.2%
(Cost $12,739,299)		$16,210,498
Other Assets & Liabilities, net - (3.2)%		(504,001)
Total Net Assets - 100.0%		$15,706,497

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2022 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2022.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,665,767	$—	$—	$15,665,767
Repurchase Agreements	—	74,965	—	74,965
Securities Lending Collateral	469,766	—	—	469,766
Total Assets	$16,135,533	$74,965	$—	$16,210,498

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value - including $452,241 of securities loaned (cost $12,664,334)	$16,135,533
Repurchase agreements, at value (cost $74,965)	74,965
Cash	773
Receivables:
Dividends	4,576
Securities lending income	2,180
Fund shares sold	470
Foreign tax reclaims	117
Total assets	16,218,614

Liabilities:
Payable for:
Return of securities lending collateral	469,766
Management fees	11,822
Transfer agent and administrative fees	5,659
Fund shares redeemed	5,422
Distribution and service fees	2,222
Portfolio accounting/administration fees	2,121
Trustees’ fees*	272
Miscellaneous	14,833
Total liabilities	512,117
Net assets	$15,706,497

Net assets consist of:
Paid in capital	$13,572,437
Total distributable earnings (loss)	2,134,060
Net assets	$15,706,497

Investor Class:
Net assets	$9,541,653
Capital shares outstanding	172,768
Net asset value per share	$55.23

A-Class:
Net assets	$4,716,252
Capital shares outstanding	96,287
Net asset value per share	$48.98
Maximum offering price per share (Net asset value divided by 95.25%)	$51.42

C-Class:
Net assets	$1,069,448
Capital shares outstanding	25,416
Net asset value per share	$42.08

H-Class:
Net assets	$379,144
Capital shares outstanding	8,040
Net asset value per share	$47.16

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $10,359)	$112,020
Interest	672
Income from securities lending, net	15,941
Total investment income	128,633

Expenses:
Management fees	73,987
Distribution and service fees:
A-Class	7,299
C-Class	6,740
H-Class	568
Transfer agent and administrative fees	20,788
Portfolio accounting/administration fees	11,018
Professional fees	3,541
Trustees’ fees*	2,126
Custodian fees	1,339
Miscellaneous	8,391
Total expenses	135,797
Net investment loss	(7,164)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(624,153)
Net realized loss	(624,153)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,522,637)
Net change in unrealized appreciation (depreciation)	(5,522,637)
Net realized and unrealized loss	(6,146,790)
Net decrease in net assets resulting from operations	$(6,153,954)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(7,164)	$(9,037)
Net realized gain (loss) on investments	(624,153)	12,704,185
Net change in unrealized appreciation (depreciation) on investments	(5,522,637)	(13,331,695)
Net decrease in net assets resulting from operations	(6,153,954)	(636,547)

Distributions to shareholders:
Investor Class	—	(2,599,261)
A-Class	—	(941,795)
C-Class	—	(291,957)
H-Class	—	(113,602)
Total distributions to shareholders	—	(3,946,615)

Capital share transactions:
Proceeds from sale of shares
Investor Class	23,110,397	65,922,298
A-Class	618,112	4,644,701
C-Class	198,749	873,754
H-Class	30,109	3,301,957
Distributions reinvested
Investor Class	—	2,571,516
A-Class	—	925,836
C-Class	—	285,407
H-Class	—	111,276
Cost of shares redeemed
Investor Class	(20,587,339)	(120,031,069)
A-Class	(1,253,911)	(5,145,587)
C-Class	(461,643)	(994,687)
H-Class	(103,459)	(3,762,803)
Net increase (decrease) from capital share transactions	1,551,015	(51,297,401)
Net decrease in net assets	(4,602,939)	(55,880,563)

Net assets:
Beginning of period	20,309,436	76,189,999
End of period	$15,706,497	$20,309,436

Capital share activity:
Shares sold
Investor Class	338,606	775,527
A-Class	10,931	61,397
C-Class	3,899	13,034
H-Class	548	43,975
Shares issued from reinvestment of distributions
Investor Class	—	31,921
A-Class	—	12,932
C-Class	—	4,613
H-Class	—	1,615
Shares redeemed
Investor Class	(310,593)	(1,437,306)
A-Class	(22,028)	(69,348)
C-Class	(9,468)	(15,704)
H-Class	(1,907)	(52,096)
Net increase (decrease) in shares	9,988	(629,440)

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$74.70	$84.28	$37.39	$50.08	$59.10	$53.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.04	(.20)	.30	.09	(.04)
Net gain (loss) on investments (realized and unrealized)	(19.50)	.07	47.09	(11.07)	(4.02)	6.85
Total from investment operations	(19.47)	.11	46.89	(10.77)	(3.93)	6.81
Less distributions from:
Net investment income	—	—	—	(.15)	—	—
Net realized gains	—	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	—	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$55.23	$74.70	$84.28	$37.39	$50.08	$59.10

Total Return	(26.06%)	(0.71%)	125.41%	(22.59%)	(6.33%)	12.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,542	$10,814	$65,281	$3,283	$7,994	$16,603
Ratios to average net assets:
Net investment income (loss)	0.10%	0.05%	(0.29%)	0.58%	0.16%	(0.07%)
Total expenses	1.39%	1.35%	1.41%	1.48%	1.46%	1.37%
Portfolio turnover rate	124%	162%	205%	483%	476%	483%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$66.33	$76.03	$33.82	$45.58	$54.43	$49.50
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.04)	(.34)	.17	(.01)	(.07)
Net gain (loss) on investments (realized and unrealized)	(17.30)	.03	42.55	(10.01)	(3.75)	6.23
Total from investment operations	(17.35)	(.01)	42.21	(9.84)	(3.76)	6.16
Less distributions from:
Net investment income	—	—	—	(.15)	—	—
Net realized gains	—	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	—	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$48.98	$66.33	$76.03	$33.82	$45.58	$54.43

Total Return[c]	(26.16%)	(0.95%)	124.81%	(22.78%)	(6.57%)	12.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,716	$7,123	$7,785	$1,757	$3,166	$5,760
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.05%)	(0.59%)	0.37%	(0.03%)	(0.12%)
Total expenses	1.64%	1.61%	1.68%	1.73%	1.71%	1.63%
Portfolio turnover rate	124%	162%	205%	483%	476%	483%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$57.20	$67.28	$30.15	$41.14	$50.04	$45.93
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.52)	(.67)	(.18)	(.41)	(.43)
Net gain (loss) on investments (realized and unrealized)	(14.89)	.13	37.80	(8.89)	(3.40)	5.77
Total from investment operations	(15.12)	(.39)	37.13	(9.07)	(3.81)	5.34
Less distributions from:
Net investment income	—	—	—	(.15)	—	—
Net realized gains	—	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	—	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$42.08	$57.20	$67.28	$30.15	$41.14	$50.04

Total Return[c]	(26.43%)	(1.68%)	123.15%	(23.37%)	(7.27%)	11.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,069	$1,772	$1,954	$632	$1,477	$2,560
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.80%)	(1.33%)	(0.43%)	(0.87%)	(0.87%)
Total expenses	2.39%	2.36%	2.43%	2.48%	2.46%	2.38%
Portfolio turnover rate	124%	162%	205%	483%	476%	483%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$63.86	$73.53	$32.70	$44.14	$52.90	$48.15
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.25)	(.32)	(.02)	(.02)	(.13)
Net gain (loss) on investments (realized and unrealized)	(16.65)	.27	41.15	(9.50)	(3.65)	6.11
Total from investment operations	(16.70)	.02	40.83	(9.52)	(3.67)	5.98
Less distributions from:
Net investment income	—	—	—	(.15)	—	—
Net realized gains	—	(9.69)	—	(1.77)	(5.09)	(1.23)
Total distributions	—	(9.69)	—	(1.92)	(5.09)	(1.23)
Net asset value, end of period	$47.16	$63.86	$73.53	$32.70	$44.14	$52.90

Total Return	(26.15%)	(0.94%)	124.86%	(22.78%)	(6.61%)	12.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$379	$600	$1,169	$325	$455	$1,929
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.35%)	(0.56%)	(0.03%)	(0.04%)	(0.24%)
Total expenses	1.64%	1.61%	1.68%	1.72%	1.69%	1.63%
Portfolio turnover rate	124%	162%	205%	483%	476%	483%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2022

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	6.1%
Southern Co.	4.2%
Duke Energy Corp.	4.1%
Dominion Energy, Inc.	3.7%
Sempra Energy	3.4%
American Electric Power Company, Inc.	3.2%
Exelon Corp.	2.9%
Xcel Energy, Inc.	2.8%
Consolidated Edison, Inc.	2.7%
Constellation Energy Corp.	2.7%
Top Ten Total	35.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2022

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(11.06%)	4.57%	4.96%	7.74%
A-Class Shares	(11.19%)	4.33%	4.70%	7.47%
A-Class Shares with sales charge‡	(15.41%)	(0.63%)	3.69%	6.95%
C-Class Shares	(11.51%)	3.50%	3.91%	6.67%
C-Class Shares with CDSC§	(12.39%)	2.50%	3.91%	6.67%
H-Class Shares**	(11.19%)	4.32%	4.70%	7.40%
S&P 500 Utilities Index	(10.77%)	5.58%	7.82%	9.85%
S&P 500 Index	(20.20%)	(15.47%)	9.24%	11.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2022
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 99.9%

ELECTRIC - 84.4%
NextEra Energy, Inc.	41,365	$3,243,430
Southern Co.	32,454	2,206,872
Duke Energy Corp.	23,500	2,185,970
Dominion Energy, Inc.	28,086	1,941,023
Sempra Energy	11,932	1,789,084
American Electric Power Company, Inc.	19,646	1,698,397
Exelon Corp.	41,240	1,544,850
Xcel Energy, Inc.	23,642	1,513,088
Consolidated Edison, Inc.	16,655	1,428,333
Constellation Energy Corp.	17,102	1,422,715
PG&E Corp.*	110,561	1,382,013
WEC Energy Group, Inc.	15,272	1,365,775
Public Service Enterprise Group, Inc.	24,052	1,352,444
Eversource Energy	17,276	1,346,837
DTE Energy Co.	10,599	1,219,415
FirstEnergy Corp.	32,864	1,215,968
Edison International	20,875	1,181,107
Ameren Corp.	14,570	1,173,613
Entergy Corp.	11,555	1,162,780
PPL Corp.	44,052	1,116,718
CenterPoint Energy, Inc.	38,809	1,093,638
CMS Energy Corp.	18,082	1,053,096
Avangrid, Inc.	24,765	1,032,700
AES Corp.	43,754	988,840
Evergy, Inc.	16,059	953,905
Alliant Energy Corp.	17,704	938,135
NRG Energy, Inc.	20,670	791,041
Vistra Corp.	36,059	757,239
OGE Energy Corp.	19,441	708,819
Pinnacle West Capital Corp.	10,760	694,128
Clearway Energy, Inc. — Class C	19,764	629,483
IDACORP, Inc.	5,982	592,278
Ormat Technologies, Inc.	6,751	581,936
Black Hills Corp.	8,098	548,478
PNM Resources, Inc.	11,939	545,970
Hawaiian Electric Industries, Inc.	14,682	508,878
Portland General Electric Co.	11,623	505,136
Avista Corp.	11,815	437,746
Total Electric		44,851,878

GAS - 10.7%
Atmos Energy Corp.	9,656	983,464
NiSource, Inc.	32,404	816,257
UGI Corp.	20,354	658,045
National Fuel Gas Co.	10,041	618,023
Southwest Gas Holdings, Inc.	8,431	588,062
South Jersey Industries, Inc.	16,724	558,916
ONE Gas, Inc.	7,260	511,031
New Jersey Resources Corp.	13,031	504,300
Spire, Inc.	7,658	477,323
Total Gas		5,715,421

WATER- 4.0%
American Water Works Company, Inc.	9,625	1,252,790
Essential Utilities, Inc.	20,795	860,497
Total Water		2,113,287

ENERGY-ALTERNATE SOURCES - 0.8%
Sunnova Energy International, Inc.*	17,790	392,803

Total Common Stocks
(Cost $51,888,911)		53,073,389

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.5%
JP MORGAN CHASE & CO. issued 09/30/22 at 2.97% due 10/03/22	$156,228	156,228
BANK OF AMERICA issued 09/30/22 at 2.91% due 10/03/22	60,087	60,087
BARCLAYS issued 09/30/22 at 2.92% due 10/03/22	58,309	58,309
Total Repurchase Agreements
(Cost $274,624)		274,624

Total Investments - 100.4%
(Cost $52,163,535)		$53,348,013
Other Assets & Liabilities, net - (0.4)%		(189,123)
Total Net Assets - 100.0%		$53,158,890

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2022
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$53,073,389	$—	$—	$53,073,389
Repurchase Agreements	—	274,624	—	274,624
Total Assets	$53,073,389	$274,624	$—	$53,348,013

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2022

Assets:
Investments, at value (cost $51,888,911)	$53,073,389
Repurchase agreements, at value (cost $274,624)	274,624
Receivables:
Dividends	135,177
Fund shares sold	25,171
Interest	23
Total assets	53,508,384

Liabilities:
Payable for:
Fund shares redeemed	220,317
Management fees	55,262
Transfer agent and administrative fees	22,293
Portfolio accounting/administration fees	9,915
Distribution and service fees	3,168
Trustees’ fees*	690
Miscellaneous	37,849
Total liabilities	349,494
Net assets	$53,158,890

Net assets consist of:
Paid in capital	$56,013,429
Total distributable earnings (loss)	(2,854,539)
Net assets	$53,158,890

Investor Class:
Net assets	$43,698,952
Capital shares outstanding	903,890
Net asset value per share	$48.35

A-Class:
Net assets	$5,887,395
Capital shares outstanding	134,357
Net asset value per share	$43.82
Maximum offering price per share (Net asset value divided by 95.25%)	$46.01

C-Class:
Net assets	$1,240,569
Capital shares outstanding	35,165
Net asset value per share	$35.28

H-Class:
Net assets	$2,331,974
Capital shares outstanding	55,419
Net asset value per share	$42.08

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2022

Investment Income:
Dividends	$740,240
Interest	2,170
Income from securities lending, net	90
Total investment income	742,500

Expenses:
Management fees	213,831
Distribution and service fees:
A-Class	8,065
C-Class	7,590
H-Class	2,673
Transfer agent and administrative fees	55,767
Portfolio accounting/administration fees	33,788
Professional fees	11,526
Custodian fees	3,482
Trustees’ fees*	2,684
Miscellaneous	27,693
Total expenses	367,099
Net investment income	375,401

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,176,794)
Net realized loss	(1,176,794)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,608,780)
Net change in unrealized appreciation (depreciation)	(7,608,780)
Net realized and unrealized loss	(8,785,574)
Net decrease in net assets resulting from operations	$(8,410,173)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2022 (Unaudited)	Year Ended March 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$375,401	$529,298
Net realized gain (loss) on investments	(1,176,794)	2,270,350
Net change in unrealized appreciation (depreciation) on investments	(7,608,780)	2,887,244
Net increase (decrease) in net assets resulting from operations	(8,410,173)	5,686,892

Distributions to shareholders:
Investor Class	—	(294,760)
A-Class	—	(191,801)
C-Class	—	(62,632)
H-Class	—	(21,557)
Total distributions to shareholders	—	(570,750)

Capital share transactions:
Proceeds from sale of shares
Investor Class	110,687,133	101,172,481
A-Class	948,999	2,017,009
C-Class	466,718	856,521
H-Class	1,970,431	4,062,430
Distributions reinvested
Investor Class	—	291,544
A-Class	—	188,057
C-Class	—	61,761
H-Class	—	21,557
Cost of shares redeemed
Investor Class	(112,073,474)	(74,433,668)
A-Class	(859,397)	(1,831,147)
C-Class	(600,282)	(2,199,328)
H-Class	(1,399,176)	(2,758,591)
Net increase (decrease) from capital share transactions	(859,048)	27,448,626
Net increase (decrease) in net assets	(9,269,221)	32,564,768

Net assets:
Beginning of period	62,428,111	29,863,343
End of period	$53,158,890	$62,428,111

Capital share activity:
Shares sold
Investor Class	2,061,229	2,008,545
A-Class	19,815	44,679
C-Class	11,835	23,248
H-Class	41,259	91,371
Shares issued from reinvestment of distributions
Investor Class	—	5,866
A-Class	—	4,166
C-Class	—	1,689
H-Class	—	497
Shares redeemed
Investor Class	(2,117,572)	(1,494,438)
A-Class	(17,640)	(40,151)
C-Class	(15,697)	(59,744)
H-Class	(31,179)	(63,644)
Net increase (decrease) in shares	(47,950)	522,084

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$54.36	$47.92	$41.80	$46.23	$39.03	$39.34
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.77	.76	.74	.77	.68
Net gain (loss) on investments (realized and unrealized)	(6.44)	7.02	6.37	(4.72)	6.43	.06
Total from investment operations	(6.01)	7.79	7.13	(3.98)	7.20	.74
Less distributions from:
Net investment income	—	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	—	(.52)
Total distributions	—	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$48.35	$54.36	$47.92	$41.80	$46.23	$39.03

Total Return	(11.06%)	16.53%	17.17%	(8.74%)	18.45%	1.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,699	$52,202	$21,099	$34,073	$105,443	$9,006
Ratios to average net assets:
Net investment income (loss)	1.58%	1.55%	1.68%	1.53%	1.80%	1.67%
Total expenses	1.39%	1.36%	1.45%	1.48%	1.48%	1.38%
Portfolio turnover rate	205%	175%	156%	169%	390%	452%

A-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$49.34	$43.72	$38.30	$42.50	$35.97	$36.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.57	.57	.57	.47	.54
Net gain (loss) on investments (realized and unrealized)	(5.82)	6.40	5.86	(4.32)	6.06	.05
Total from investment operations	(5.52)	6.97	6.43	(3.75)	6.53	.59
Less distributions from:
Net investment income	—	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	—	(.52)
Total distributions	—	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$43.82	$49.34	$43.72	$38.30	$42.50	$35.97

Total Return[c]	(11.19%)	16.24%	16.91%	(8.96%)	18.15%	1.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,887	$6,522	$5,399	$4,225	$5,633	$3,482
Ratios to average net assets:
Net investment income (loss)	1.25%	1.26%	1.39%	1.29%	1.21%	1.43%
Total expenses	1.64%	1.61%	1.70%	1.73%	1.72%	1.63%
Portfolio turnover rate	205%	175%	156%	169%	390%	452%

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$39.87	$35.84	$31.80	$35.63	$30.39	$31.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.18	.21	.21	.26	.25
Net gain (loss) on investments (realized and unrealized)	(4.69)	5.20	4.84	(3.59)	4.98	.04
Total from investment operations	(4.59)	5.38	5.05	(3.38)	5.24	.29
Less distributions from:
Net investment income	—	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	—	(.52)
Total distributions	—	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$35.28	$39.87	$35.84	$31.80	$35.63	$30.39

Total Return[c]	(11.51%)	15.37%	16.02%	(9.65%)	17.24%	0.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,241	$1,556	$2,646	$5,093	$6,489	$6,526
Ratios to average net assets:
Net investment income (loss)	0.51%	0.48%	0.61%	0.57%	0.79%	0.78%
Total expenses	2.39%	2.36%	2.45%	2.47%	2.46%	2.38%
Portfolio turnover rate	205%	175%	156%	169%	390%	452%

H-Class	Six Months Ended September 30, 2022[a]	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 29, 2018
Per Share Data
Net asset value, beginning of period	$47.38	$42.04	$36.86	$40.92	$34.64	$35.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.63	.42	.50	.57	.31
Net gain (loss) on investments (realized and unrealized)	(5.60)	6.06	5.77	(4.11)	5.71	.26
Total from investment operations	(5.30)	6.69	6.19	(3.61)	6.28	.57
Less distributions from:
Net investment income	—	(1.35)	(1.01)	(.45)	—	(.53)
Net realized gains	—	—	—	—	—	(.52)
Total distributions	—	(1.35)	(1.01)	(.45)	—	(1.05)
Net asset value, end of period	$42.08	$47.38	$42.04	$36.86	$40.92	$34.64

Total Return	(11.19%)	16.23%	16.92%	(8.97%)	18.13%	1.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,332	$2,148	$719	$2,427	$6,033	$810
Ratios to average net assets:
Net investment income (loss)	1.28%	1.45%	1.08%	1.18%	1.51%	0.85%
Total expenses	1.64%	1.61%	1.72%	1.73%	1.72%	1.63%
Portfolio turnover rate	205%	175%	156%	169%	390%	452%

[a]	Unaudited figures for the period ended September 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2022, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Non-diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At September 30, 2022, Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in the sector or sectors noted in each Fund’s investment objective and principal investment strategies.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 3.08% at September 30, 2022.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2022, GFD retained sales charges of $55,036 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Banking Fund	$7,721,613	$—	$(1,129,022)	$(1,129,022)
Basic Materials Fund	26,760,274	6,736,124	(1,025,057)	5,711,067
Biotechnology Fund	79,993,547	53,260,427	(10,459,815)	42,800,612
Consumer Products Fund	49,403,463	26,365,200	(1,656,504)	24,708,696
Electronics Fund	23,810,860	7,258,009	(1,594,845)	5,663,164
Energy Fund	65,827,217	18,916,924	(764,911)	18,152,013
Energy Services Fund	43,136,504	—	(10,310,491)	(10,310,491)
Financial Services Fund	12,103,741	—	(3,739,616)	(3,739,616)
Health Care Fund	28,715,571	565,945	(1,498,616)	(932,671)
Internet Fund	14,727,551	560,673	(2,727,966)	(2,167,293)
Leisure Fund	8,300,241	776,785	(1,173,702)	(396,917)
Precious Metals Fund	74,876,729	—	(27,345,030)	(27,345,030)
Real Estate Fund	2,673,222	—	(393,671)	(393,671)
Retailing Fund	9,700,516	—	(574,290)	(574,290)
Technology Fund	22,278,460	10,020,634	(1,734,389)	8,286,245
Telecommunications Fund	2,703,389	—	(692,212)	(692,212)
Transportation Fund	14,860,196	2,547,914	(1,197,612)	1,350,302
Utilities Fund	57,323,557	—	(3,975,544)	(3,975,544)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Funds can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the period ended September 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$21,145,315	$25,552,752
Basic Materials Fund	25,662,439	52,433,642
Biotechnology Fund	42,225,778	56,195,209
Consumer Products Fund	29,036,064	31,230,853
Electronics Fund	25,706,873	56,960,362
Energy Fund	222,126,784	195,137,541
Energy Services Fund	50,747,980	28,432,286
Financial Services Fund	6,838,656	43,263,961
Health Care Fund	58,050,078	67,755,163
Internet Fund	10,036,017	6,657,579
Leisure Fund	2,219,489	3,836,758
Precious Metals Fund	146,853,423	139,811,723
Real Estate Fund	12,978,521	47,195,623
Retailing Fund	25,810,639	24,692,683
Technology Fund	18,855,559	21,058,030
Telecommunications Fund	7,786,215	6,951,337
Transportation Fund	22,244,477	20,640,669
Utilities Fund	100,648,084	100,907,423

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$928,318	$1,372,829	$60,541
Basic Materials Fund	2,307,921	2,792,298	312,423
Biotechnology Fund	1,572,463	2,021,415	(138,330)
Consumer Products Fund	3,276,288	1,906,492	267,802
Electronics Fund	366,847	8,133,579	237,305
Energy Fund	15,023,074	7,464,420	86,160
Energy Services Fund	2,710,386	2,708,337	515,869
Financial Services Fund	1,414,849	4,718,911	706,164
Health Care Fund	7,472,521	3,580,920	(92,715)
Internet Fund	1,119,725	745,129	(122,612)
Leisure Fund	559,509	414,115	(18,307)
Precious Metals Fund	3,249,477	1,794,068	12,445
Real Estate Fund	3,733,994	394,980	8,870
Retailing Fund	1,458,079	1,412,209	(20,100)
Technology Fund	2,198,861	978,791	147,827
Telecommunications Fund	1,234,667	471,614	(14,853)
Transportation Fund	1,047,197	724,694	11,577
Utilities Fund	8,187,938	2,994,984	7,733

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2022, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Note
2.97%			0.75%
Due 10/03/22	$135,693,328	$135,726,912	Due 08/31/26	$157,165,800	$138,407,205

BofA Securities, Inc.			U.S. Treasury Note
2.91%			0.88%
Due 10/03/22	52,189,742	52,202,398	Due 11/15/30	66,285,100	53,233,580

Barclays Capital, Inc.			U.S. Treasury Inflation Indexed Bond
2.92%			1.00%
Due 10/03/22	50,644,966	50,657,290	Due 02/15/46	32,719,353	26,831,244

			U.S. Treasury Inflation Indexed Bond
			0.13%
			Due 10/15/25	26,181,251	24,826,653
				58,900,604	51,657,897

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2022, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Basic Materials Fund	$311,034	$(311,034)	$—	$319,169		$—	$319,169
Consumer Products Fund	151,803	(151,803)	—	158,017		—	158,017
Electronics Fund	782,602	(782,602)	—	829,466		—	829,466
Energy Fund	409,828	(409,828)	—	416,928		—	416,928
Financial Services Fund	38,590	(38,590)	—	38,349	*	—	38,349
Internet Fund	159,013	(159,013)	—	165,336		—	165,336
Leisure Fund	80,126	(80,126)	—	82,798		—	82,798
Precious Metals Fund	426,772	(426,772)	—	435,015		—	435,015
Real Estate Fund	157	(157)	—	161		—	161
Retailing Fund	138,116	(138,116)	—	145,391		—	145,391
Technology Fund	68,019	(68,019)	—	69,530		—	69,530
Transportation Fund	452,241	(452,241)	—	469,766		—	469,766

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to September 30, 2022, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $150,000,000 line of credit from U.S. Bank, N.A., which was increased to $200,000,000 on February 10, 2021. On June 6, 2022, the line of credit agreement was renewed and expires on June 5, 2023. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.57% for the period ended September 30, 2022. The Funds did not have any borrowings outstanding under this agreement at September 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The average daily balances borrowed for the period ended September 30, 2022, were as follows:

Fund	Average Daily Balance
Banking Fund	$2,521
Basic Materials Fund	811
Biotechnology Fund	258
Consumer Products Fund	2,575
Electronics Fund	567
Energy Fund	2,523
Energy Services Fund	4,647
Financial Services Fund	600
Health Care Fund	773
Internet Fund	225
Leisure Fund	290
Real Estate Fund	2,507
Retailing Fund	5,932
Technology Fund	4,726
Telecommunications Fund	247
Transportation Fund	159
Utilities Fund	321

Note 9 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 10 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Contracts Review Committee

Rydex Series Funds (the “Trust”) was organized as a Delaware statutory trust on February 10, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund

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OTHER INFORMATION (Unaudited)(continued)

●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

Alternative Funds** (i.e., Non-Tradable Funds)

●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors, LLC (“Security Investors” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and Security Investors (the “Advisory Agreement”). (Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

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OTHER INFORMATION (Unaudited)(continued)

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the funds in the Guggenheim fund complex, including the Funds. The Committee also noted that as of March 31, 2022, Security Investors had entered into a Macroeconomic Services Agreement, at no fee, with another Guggenheim affiliate, Guggenheim Partners Advisors, LLC, to receive certain global and sector macroeconomic analysis and insight along with other guidance.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, and the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the

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OTHER INFORMATION (Unaudited)(continued)

Adviser to provide the Funds’ unique features. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2021, 2020 and 2019. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee also took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector or market, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2021, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. For the Tradable Funds (other than U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2021, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

With respect to the Tradable Funds (other than U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances in which there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity

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OTHER INFORMATION (Unaudited)(continued)

are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points), as applicable, of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2021, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund outperformed the comparable peer fund over the five-year period ended December 31, 2021, although its performance ranked in the fourth quartile of the broader peer group over the one-, three- and five-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2021, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that each Funds’ returns ranked in the third quartile or better of its performance universe for each of the relevant periods considered.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

[1]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, except for the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and total net expense ratio for the Fund’s Class H shares were lower than those of the peer fund. The Committee also noted management’s agreement as a part of the annual contract renewal process to (1) apply a 0.05% contractual advisory fee waiver for 13 Funds2 in the Trust from August 1, 2022 through August 1, 2023; and (2) to implement a 0.05% breakpoint at $500 million in assets for the NASDAQ-100 Fund. The Committee further considered that based on these changes, management represented that all Fund advisory fees would be below those of the directly comparable peers and its belief that these Funds would continue to provide a strong value proposition for advisers and their clients.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio are higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of each Fund’s peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

[2]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s representation that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds were appropriate and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that, Guggenheim’s overall expenses increased in 2021, which was primarily due to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

With respect to the Tradable Funds, the Committee noted that, with the exception of the new breakpoint adopted for the NASDAQ-100 Fund, the applicable breakpoint level for the Funds is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended, and the Board approved, the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Member, Board of Directors, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

158 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●

We use your information in connection with servicing your accounts. ● We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback. ● We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the US Investment Company Act of 1940 (the “Liquidity Rule”), the Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021 to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 8, 2022

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	December 8, 2022

*	Print the name and title of each signing officer under his or her signature.